                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-8090

                    LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
               (Exact name of registrant as specified in charter)

                            1300 South Clinton Street
                            Fort Wayne, Indiana 46802
               (Address of principal executive offices) (Zip code)

                             Dennis L. Schoff, Esq.
                   The Lincoln National Life Insurance Company
                            1300 South Clinton Street
                              Post Office Box 1110
                            Fort Wayne, Indiana 46801
                     (Name and address of agent for service)

                        Copies of all communications to:
                            Robert A. Robertson, Esq.
                                   Dechert LLP
                              4675 MacArthur Court
                                   Suite 1400
                             Newport Beach, CA 92660

                              Colleen E. Tonn Esq.
                   The Lincoln National Life Insurance Company
                            1300 South Clinton Street
                              Post Office Box 1110
                            Fort Wayne, Indiana 46801

Registrant's telephone number, including area code: (260) 455-3404

Date of fiscal year end: December 31

Date of reporting period: January 1, 2007 through December 31, 2007

Item 1. Reports to Stockholders

Lincoln Variable Insurance Products Trust:
      LVIP Baron Growth Opportunities Fund
      LVIP Capital Growth Fund
      LVIP Cohen & Steers Global Real Estate Fund
      LVIP Delaware Bond Fund
      LVIP Delaware Growth and Income Fund
      LVIP Delaware Managed Fund
      LVIP Delaware Social Awareness Fund
      LVIP Delaware Special Opportunities Fund
      LVIP FI Equity-Income Fund
      LVIP Janus Capital Appreciation Fund
      LVIP Marsico International Growth Fund
      LVIP MFS Value Fund
      LVIP Mid-Cap Growth Fund
      LVIP Mid-Cap Value Fund
      LVIP Mondrian International Value Fund
      LVIP Money Market Fund
      LVIP S&P 500 Index Fund
      LVIP Small-Cap Index Fund
      LVIP T. Rowe Price Growth Stock Fund
      LVIP T. Rowe Price Structured Mid-Cap Growth Fund
      LVIP Templeton Growth Fund
      LVIP UBS Global Asset Allocation Fund
      LVIP Value Opportunities Fund
      LVIP Wilshire Profile Funds:
           LVIP Wilshire Conservative Profile Fund
           LVIP Wilshire Moderate Profile Fund
           LVIP Moderately Aggressive Profile Fund
           LVIP Aggressive Profile Fund
      LVIP Wilshire Profile Funds:
           LVIP 2010 Profile Fund
           LVIP 2020 Profile Fund
           LVIP 2030 Profile Fund
           LVIP 2040 Profile Fund



                                            LVIP BARON GROWTH OPPORTUNITIES FUND

                       (BARON GROWTH LOGO)

                            LVIP Baron Growth
                            Opportunities Fund,
                              a series of Lincoln Variable
                              Insurance Products Trust
                            Annual Report
                            December 31, 2007





                                            LVIP BARON GROWTH OPPORTUNITIES FUND


                                             (FORMERLY BARON CAPITAL ASSET FUND,
                                          A SERIES OF BARON CAPITAL FUNDS TRUST)

LVIP BARON GROWTH OPPORTUNITIES FUND

INDEX



COMMENTARY                                                                1

DISCLOSURE OF FUND EXPENSES                                               2

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS                              3

STATEMENT OF NET ASSETS                                                   4

STATEMENT OF OPERATIONS                                                   7

STATEMENTS OF CHANGES IN NET ASSETS                                       7

FINANCIAL HIGHLIGHTS                                                      8

NOTES TO FINANCIAL STATEMENTS                                            10

REPORT OF INDEPENDENT REGISTERED PUBLIC  ACCOUNTING FIRM                 14

OTHER FUND INFORMATION                                                   15

OFFICER/TRUSTEE INFORMATION                                              16


LVIP BARON GROWTH OPPORTUNITIES FUND
2007 ANNUAL REPORT COMMENTARY

Managed by: BAMCO, Inc.
                                                                         ( LOGO)

The Fund returned 3.42% (Service Class shares with distributions reinvested) for the fiscal year ended December 31, 2007, while its benchmark, the Russell 2000 Index*, returned (1.57%).

The energy equipment and services industry had the most positive impact on the Fund's performance, due in part to FMC Technologies. FMC shares surged in 2007 due to a jump in order backlog, which provided visibility to this secular growth story. FMC is the leading manufacturer of sub-sea processing equipment used in developing deepwater natural gas and oil fields. Currently, many oil and gas companies are being forced to look to more remote places to develop new reserves and the equipment that FMC provides is key to making these projects financially feasible.

The diversified consumer services industry had the second most positive impact on the Fund's performance during 2007. This is largely attributable to DeVry, Inc., whose stock performance reflected improving enrollment trends, after several years of decline, and expanding margins, as a result of cost cutting and real estate rationalization. Investors' comfort level with DeVry's new management solidified and with it the conviction that continued operating leverage improvement could generate margins in excess of prior peaks.

The real estate management and development industry had the most negative impact on the Fund's performance, largely due to CB Richard Ellis Group (CBG). Shares of CBG, the world's largest full-service real estate services firm, fell sharply during late 2007 over concerns surrounding its vulnerability to a slowdown in the commercial real estate market. We think that the market is particularly concerned about whether the company's unit that advises on the sales of commercial properties will be negatively impacted for a sustained period by turmoil in the credit markets, which has made it more difficult for purchasers to finance real estate acquisitions.

The chemical industry had the second most negative impact on the Fund's performance, due to Symyx Technologies whose shares declined during the year. Revenue guidance was repeatedly lowered because of a host of issues. The expected renewal of the ExxonMobile contract occurred at only 80% of its prior level. Delays with four major pharmaceutical customers and the loss of three chemical collaborators resulted in lower sales. While we think the company has taken steps to rectify these problems, with the promotion of Isy Goldwasser to CEO and the hiring of additional salesmen, the timing of the turnaround was unclear and we exited the position.

BAMCO, Inc., as investment advisor



Growth of $10,000 invested 10/1/98 (commencement of operations) through 12/31/07

(LINE GRAPH)

                                        LVIP BARON
                                   GROWTH OPPORTUNITIES
                                       FUND SERVICE        RUSSELL 2000
                                       CLASS SHARES            INDEX
                                   --------------------    ------------
10/1/98                                  10000.00            10000.00
                                         13250.00             9745.00
                                         17998.00            11817.00
                                         17520.00            11460.00
                                         19683.00            11745.00
                                         16888.00             9339.00
                                         21957.00            13752.00
                                         27586.00            16276.00
                                         28514.00            17014.00
                                         32940.00            20139.00
12/31/07                                 34067.00            19823.00




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Baron Growth Opportunities Fund Service Class shares on 10/1/98. Performance of the Standard Class shares would be different than Service Class shares as a result of lower expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $34,067. For comparison, look at how the Russell 2000 Index did over the same period. The same $10,000 investment would have grown to $23,659. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect

Average annual total returns               Ended
on investment                            12/31/07
-------------------------------------------------
Service Class Shares
-------------------------------------------------
One Year                                   +3.42%
-------------------------------------------------
Five Years                                +15.07%
-------------------------------------------------
Since Inception**                         +14.16%
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
Inception (6/5/07)                         -4.67%
-------------------------------------------------



* The Russell 2000 Index comprises the 2,000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index and represents 8% of the Russell 3000 total market capitalization.

** The Service Class shares inception date was 10/1/98. The performance data for the Service Class shown prior to June 5, 2007 includes historical performance of Baron Capital Asset Fund (a predecessor to the Fund), for which BAMCO, Inc. served as investment adviser.



                     LVIP Baron Growth Opportunities Fund-1

LVIP BARON GROWTH OPPORTUNITIES FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2007 TO DECEMBER 31, 2007

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions: redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund, does not charge transactional fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's actual expenses shown in the table reflect fee waivers in effect.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                  Expenses
                        Beginning      Ending                   Paid During
                         Account      Account     Annualized       Period
                          Value        Value        Expense      7/1/07 to
                          7/1/07      12/31/07       Ratio       12/31/07*
---------------------------------------------------------------------------
ACTUAL
Standard Class Shares   $1,000.00    $  971.10       1.04%         $5.17
Service Class Shares     1,000.00       969.90       1.29%          6.41
---------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares   $1,000.00    $1,019.96       1.04%         $5.30
Service Class Shares     1,000.00     1,018.65       1.29%          6.56
---------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                     LVIP Baron Growth Opportunities Fund-2

LVIP BARON GROWTH OPPORTUNITIES FUND

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.


                                           PERCENTAGE
SECTOR                                   OF NET ASSETS
------------------------------------------------------
COMMON STOCK                                  94.23%
------------------------------------------------------
Air Freight & Logistics                        0.50%
Airlines                                       0.50%
Auto Components                                0.94%
Building Products                              0.40%
Capital Markets                                4.94%
Commercial Banks                               3.55%
Commercial Services & Supplies                 4.57%
Construction & Engineering                     0.79%
Diversified Consumer Services                  5.37%
Diversified Financial Services                 1.38%
Electric Utilities                             1.16%
Electronic Equipment & Instruments             0.08%
Energy Equipment & Services                    7.24%
Food Products                                  2.50%
Gas Utilities                                  1.11%
Health Care Equipment & Supplies               2.84%
Health Care Providers & Services               8.08%
Health Care Technology                         0.55%
Hotels, Restaurants & Leisure                 13.47%
Household Durables                             0.08%
Household Products                             0.64%
Insurance                                      2.35%
Internet & Catalog Retail                      2.17%
Internet Software & Services                   3.32%
IT Services                                    0.49%
Leisure Equipment & Products                   0.46%
Life Sciences Tools & Services                 1.58%
Machinery                                      0.80%
Media                                          0.02%
Oil, Gas & Consumable Fuels                    3.24%
Real Estate Investment Trusts                  1.26%
Real Estate Management & Development           2.34%
Road & Rail                                    1.97%
Software                                       0.24%
Specialty Retail                               7.75%
Textiles, Apparel & Luxury Goods               4.11%
Trading Companies & Distributors               0.71%
Transportation Infrastructure                  0.68%
Wireless Telecommunication Services            0.05%
------------------------------------------------------
DISCOUNT NOTE                                  5.54%
------------------------------------------------------
SHORT-TERM INVESTMENT                          0.10%
------------------------------------------------------
TOTAL VALUE OF SECURITIES                     99.87%
------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES                                  0.13%
------------------------------------------------------
TOTAL NET ASSETS                             100.00%
------------------------------------------------------





Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

                                           PERCENTAGE
TOP 10 EQUITY HOLDINGS                   OF NET ASSETS
------------------------------------------------------
Wynn Resorts                                  3.60%
FMC Technologies                              3.20%
DeVry                                         3.02%
Vail Resorts                                  2.24%
AMERIGROUP                                    2.21%
Blue Nile                                     2.17%
Edwards Lifesciences                          1.95%
J. Crew Group                                 1.91%
Encore Acquisition                            1.89%
Dick's Sporting Goods                         1.88%
------------------------------------------------------
TOTAL                                        24.07%
------------------------------------------------------





                     LVIP Baron Growth Opportunities Fund-3

LVIP BARON GROWTH OPPORTUNITIES FUND
STATEMENT OF NET ASSETS
December 31, 2007




                                     NUMBER OF         VALUE
                                       SHARES        (U.S. $)
     COMMON STOCK-94.23%
     AIR FREIGHT &
      LOGISTICS-0.50%
     UTi Worldwide...............        91,810    $  1,799,476
                                                   ------------
                                                      1,799,476
                                                   ------------
     AIRLINES-0.50%
  +  Allegiant Travel............        56,000       1,799,840
                                                   ------------
                                                      1,799,840
                                                   ------------
     AUTO COMPONENTS-0.94%
  +  LKQ.........................       161,000       3,384,220
                                                   ------------
                                                      3,384,220
                                                   ------------
     BUILDING PRODUCTS-0.40%
     Apogee Enterprises..........        85,000       1,454,350
                                                   ------------
                                                      1,454,350
                                                   ------------
     CAPITAL MARKETS-4.94%
     Cohen & Steers..............       152,860       4,581,214
     Eaton Vance.................        73,000       3,314,930
     Evercore Partners Class A...        51,100       1,101,205
     GAMCO Investors.............        36,700       2,541,475
     Jefferies Group.............       254,800       5,873,140
  +  Thomas Weisel Partners
      Group.....................         31,600         433,868
                                                   ------------
                                                     17,845,832
                                                   ------------
     COMMERCIAL BANKS-3.55%
     Cathay General Bancorp......        36,800         974,832
     Center Financial............        81,400       1,002,848
     Central Pacific Financial...        17,900         330,434
     City National...............        30,000       1,786,500
     Frontier Financial..........        31,400         583,098
     Glacier Bancorp.............        60,200       1,128,148
  +  SVB Financial Group.........        36,900       1,859,760
     UCBH Holdings...............       183,700       2,601,192
  +  Virginia Commerce Bancorp...        90,000       1,055,700
  +  Western Alliance Bancorp....        79,100       1,484,707
                                                   ------------
                                                     12,807,219
                                                   ------------
     COMMERCIAL SERVICES &
      SUPPLIES-4.57%
  +  ChoicePoint.................       145,000       5,280,900
  +  Copart......................        73,500       3,127,425
  +  CoStar Group................        81,500       3,850,875
  +  Covanta Holding.............        25,000         691,500
  +  IHS Class A.................        11,300         684,328
  +  Layne Christensen...........        35,000       1,722,350
     Ritchie Bros Auctioneers....        13,762       1,138,117
                                                   ------------
                                                     16,495,495
                                                   ------------
     CONSTRUCTION &
      ENGINEERING-0.79%
  +  AECOM Technology............       100,000       2,857,000
                                                   ------------
                                                      2,857,000
                                                   ------------
     DIVERSIFIED CONSUMER SERVICES-5.37%
     DeVry.......................       210,000      10,911,600
  +  Steiner Leisure.............        45,000       1,987,200
     Strayer Education...........        38,000       6,482,040
                                                   ------------
                                                     19,380,840
                                                   ------------
     DIVERSIFIED FINANCIAL SERVICES-1.38%
  +  FCStone Group...............       108,300       4,985,049
                                                   ------------
                                                      4,985,049
                                                   ------------
     ELECTRIC UTILITIES-1.16%
     ITC Holdings................        74,000       4,175,080
                                                   ------------
                                                      4,175,080
                                                   ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS-0.08%
  +  SunPower Class A............         2,200         286,858
                                                   ------------
                                                        286,858
                                                   ------------
     ENERGY EQUIPMENT &
      SERVICES-7.24%
  +  Core Laboratories...........        35,000       4,365,200
  +  FMC Technologies............       203,800      11,555,460
     Helmerich & Payne...........       118,000       4,728,260
  +  SEACOR Holdings.............        50,800       4,711,192
  +  TETRA Technologies..........        50,000         778,500
                                                   ------------
                                                     26,138,612
                                                   ------------
     FOOD PRODUCTS-2.50%
  +  Peet's Coffee & Tea.........       122,600       3,563,982
  +  Ralcorp Holdings............        90,000       5,471,100
                                                   ------------
                                                      9,035,082
                                                   ------------
     GAS UTILITIES-1.11%
     Southern Union..............       136,100       3,995,896
                                                   ------------
                                                      3,995,896
                                                   ------------
     HEALTH CARE EQUIPMENT & SUPPLIES-2.84%
  +  Edwards Lifesciences........       153,000       7,036,470
  +  Gen-Probe...................        51,100       3,215,723
                                                   ------------
                                                     10,252,193
                                                   ------------
     HEALTH CARE PROVIDERS & SERVICES-8.08%
  +  AMERIGROUP..................       218,400       7,960,680
  +  Centene.....................       112,500       3,087,000
  +  Community Health Systems....       142,100       5,237,806
  +  Healthways..................       100,000       5,844,000
  +  NightHawk Radiology
      Holdings..................         66,000       1,389,300
  +  Odyssey HealthCare..........       120,000       1,327,200
  +  PSS World Medical...........        77,500       1,516,675
  +  Skilled Healthcare Group....        50,519         739,093
  +  VCA Antech..................        47,000       2,078,810
                                                   ------------
                                                     29,180,564
                                                   ------------
     HEALTH CARE TECHNOLOGY-0.55%
  +  Allscripts Healthcare
      Solutions.................        103,300       2,006,086
                                                   ------------
                                                      2,006,086
                                                   ------------
     HOTELS, RESTAURANTS & LEISURE-13.47%
     Ameristar Casinos...........       184,600       5,083,884
     Boyd Gaming.................        46,800       1,594,476
  +  California Pizza Kitchen....       172,050       2,678,819

                     LVIP Baron Growth Opportunities Fund-4

LVIP BARON GROWTH OPPORTUNITIES FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                     NUMBER OF         VALUE
                                       SHARES        (U.S. $)
     COMMON STOCK (CONTINUED)
     HOTELS, RESTAURANTS & LEISURE (CONTINUED)
  +  Cheesecake Factory..........       163,500    $  3,876,585
     Choice Hotels
      International.............        102,600       3,406,320
  +  Gaylord Entertainment.......        51,200       2,072,064
  +  Isle of Capri Casinos.......       143,200       1,971,864
  +  Panera Bread Class A........        70,000       2,507,400
  +  Penn National Gaming........         3,000         178,650
  +  Pinnacle Entertainment......       102,900       2,424,324
  +  Scientific Games............        52,860       1,757,595
  +  Vail Resorts................       150,000       8,071,500
  +  Wynn Resorts................       115,900      12,995,866
                                                   ------------
                                                     48,619,347
                                                   ------------
     HOUSEHOLD DURABLES-0.08%
     Brookfield Homes............        18,200         287,560
                                                   ------------
                                                        287,560
                                                   ------------
     HOUSEHOLD PRODUCTS-0.64%
     Church & Dwight.............        42,600       2,303,382
                                                   ------------
                                                      2,303,382
                                                   ------------
     INSURANCE-2.35%
  +  Arch Capital Group..........        80,000       5,628,000
     National Financial
      Partners..................         62,390       2,845,608
                                                   ------------
                                                      8,473,608
                                                   ------------
     INTERNET & CATALOG
      RETAIL-2.17%
  +  Blue Nile...................       115,000       7,826,900
                                                   ------------
                                                      7,826,900
                                                   ------------
     INTERNET SOFTWARE &
      SERVICES-3.32%
  +  Bankrate....................        45,000       2,164,050
  +  Equinix.....................        61,550       6,220,859
  +  HLTH........................       246,500       3,303,100
  +  TechTarget..................        20,081         296,797
                                                   ------------
                                                     11,984,806
                                                   ------------
     IT SERVICES-0.49%
  +  Gartner.....................       100,000       1,756,000
                                                   ------------
                                                      1,756,000
                                                   ------------
     LEISURE EQUIPMENT &
      PRODUCTS-0.46%
  +  Marvel Entertainment........        62,000       1,656,020
                                                   ------------
                                                      1,656,020
                                                   ------------
     LIFE SCIENCES TOOLS & SERVICES-1.58%
  +  Charles River Laboratories
      International.............         86,500       5,691,700
                                                   ------------
                                                      5,691,700
                                                   ------------
     MACHINERY-0.80%
     American Railcar
      Industries................        150,000       2,887,500
                                                   ------------
                                                      2,887,500
                                                   ------------
     MEDIA-0.02%
     National CineMedia..........         3,000          75,630
                                                   ------------
                                                         75,630
                                                   ------------
     OIL, GAS & CONSUMABLE FUELS-3.24%
  +  Carrizo Oil & Gas...........        36,000       1,971,000
  +  Encore Acquisition..........       204,100       6,810,817
  +  Whiting Petroleum...........        50,400       2,906,064
                                                   ------------
                                                     11,687,881
                                                   ------------
     REAL ESTATE INVESTMENT TRUSTS-1.26%
     Acadia Realty Trust.........        71,300       1,825,993
  +  Alexander's.................         5,200       1,836,900
     Douglas Emmett..............        39,500         893,095
                                                   ------------
                                                      4,555,988
                                                   ------------
     REAL ESTATE MANAGEMENT & DEVELOPMENT-2.34%
  +  CB Richard Ellis Group Class
      A.........................        272,600       5,874,530
  +  HFF Class A.................        47,100         364,554
     St. Joe.....................        62,000       2,201,620
                                                   ------------
                                                      8,440,704
                                                   ------------
     ROAD & RAIL-1.97%
  +  Genesee & Wyoming Class A...       190,000       4,592,300
     Landstar System.............        60,000       2,529,000
                                                   ------------
                                                      7,121,300
                                                   ------------
     SOFTWARE-0.24%
     FactSet Research Systems....        15,500         863,350
                                                   ------------
                                                        863,350
                                                   ------------
     SPECIALTY RETAIL-7.75%
  +  Cabela's....................       100,000       1,507,000
  +  CarMax......................       325,900       6,436,525
  +  Dick's Sporting Goods.......       244,600       6,790,096
  +  J. Crew Group...............       142,800       6,884,388
     Penske Auto Group...........       240,000       4,190,400
  +  Tractor Supply..............        60,000       2,156,400
                                                   ------------
                                                     27,964,809
                                                   ------------
     TEXTILES, APPAREL & LUXURY GOODS-4.11%
  +  Carter's....................       306,000       5,921,100
     Polo Ralph Lauren...........        70,000       4,325,300
  +  Under Armour Class A........       105,600       4,611,552
                                                   ------------
                                                     14,857,952
                                                   ------------
     TRADING COMPANIES & DISTRIBUTORS-0.71%
     Aircastle...................        66,800       1,758,844
     MSC Industrial Direct Class
      A.........................         20,000         809,400
                                                   ------------
                                                      2,568,244
                                                   ------------
     TRANSPORTATION INFRASTRUCTURE-0.68%
     Macquarie Infrastructure....        60,900       2,468,277
                                                   ------------
                                                      2,468,277
                                                   ------------

                     LVIP Baron Growth Opportunities Fund-5

LVIP BARON GROWTH OPPORTUNITIES FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                     NUMBER OF         VALUE
                                       SHARES        (U.S. $)
     COMMON STOCK (CONTINUED)
     WIRELESS TELECOMMUNICATION SERVICES-0.05%
  +  SBA Communications Class A..         5,120    $    173,261
                                                   ------------
                                                        173,261
                                                   ------------
     TOTAL COMMON STOCK
      (COST $233,834,036).......                    340,143,911
                                                   ------------


                                     PRINCIPAL
                                       AMOUNT          VALUE
                                      (U.S. $)       (U.S. $)
 =/  DISCOUNT NOTE-5.54%
     Federal Home Loan Bank 3.10%
      1/2/08....................    $20,000,000    $ 19,998,278
                                                   ------------
     TOTAL DISCOUNT NOTE
      (COST $19,998,278)........                     19,998,278
                                                   ------------

                                     NUMBER OF
                                       SHARES
     SHORT-TERM INVESTMENT-0.10%
     MONEY MARKET
      INSTRUMENT-0.10%
     Dreyfus Cash Management
      Fund......................        354,891         354,891
                                                   ------------
     TOTAL SHORT-TERM INVESTMENT
      (COST $354,891)...........                        354,891
                                                   ------------





TOTAL VALUE OF SECURITIES-99.87% (COST $254,187,205).........................    360,497,080
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.13%........................        481,235
                                                                                ------------
NET ASSETS APPLICABLE TO 12,054,446 SHARES OUTSTANDING-100.00%...............   $360,978,315
                                                                                ============
NET ASSET VALUE-LVIP BARON GROWTH OPPORTUNITIES FUND STANDARD CLASS
  ($16,094,689 / 536,735 SHARES).............................................        $29.986
                                                                                     =======
NET ASSET VALUE-LVIP BARON GROWTH OPPORTUNITIES FUND SERVICE CLASS
  ($344,883,626 / 11,517,711 SHARES).........................................        $29.944
                                                                                     =======
COMPONENTS OF NET ASSETS AT DECEMBER 31 2007:
Shares of beneficial interest (unlimited authorization-no par)...............   $238,637,082
Accumulated net realized gain on investments.................................     16,031,358
Net unrealized appreciation of investments...................................    106,309,875
                                                                                ------------
Total net assets.............................................................   $360,978,315
                                                                                ============




----------

+ Non-income producing security for the year ended December 31, 2007.

=/  The rate shown is the effective yield at the time of purchase.

                             See accompanying notes


                     LVIP Baron Growth Opportunities Fund-6

LVIP BARON GROWTH OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2007




INVESTMENT INCOME:
Dividends.............................   $  2,390,177
Interest..............................        789,973
Foreign tax withheld..................           (338)
                                         ------------
                                            3,179,812
                                         ------------
EXPENSES:
Management fees.......................      3,503,958
Distribution expenses-Service Class...        840,925
Accounting and administration
 expenses............................         100,536
Reports and statements to
 shareholders........................          72,325
Professional fees.....................         42,536
Trustees' fees........................         14,414
Transfer agent fees and expenses......         12,643
Custodian fees........................         15,423
Other.................................          8,054
                                         ------------
                                            4,610,814
Less expenses waived..................        (91,709)
Less expense paid indirectly..........         (4,960)
                                         ------------
Total operating expenses..............      4,514,145
                                         ------------
NET INVESTMENT LOSS...................     (1,334,333)
                                         ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain on investments......     24,536,882
Net change in unrealized
 appreciation/depreciation of
 investments.........................     (13,438,907)
                                         ------------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS.........................      11,097,975
                                         ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS.....................    $  9,763,642
                                         ============




                             See accompanying notes


LVIP BARON GROWTH OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                           YEAR ENDED
                                    12/31/07       12/31/06
                                  ------------   ------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment loss............   $ (1,334,333)  $ (2,328,276)
Net realized gain on
 investments..................      24,536,882     31,152,283
Net change in unrealized
 appreciation/depreciation of
 investments..................     (13,438,907)    13,556,112
                                  ------------   ------------
Net increase in net assets
 resulting from operations....       9,763,642     42,380,119
                                  ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net realized gain on
 investments:
 Service Class................     (36,044,292)            --
                                  ------------   ------------
                                   (36,044,292)            --
                                  ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class...............       5,656,562             --
 Service Class................      67,602,246     33,802,951
Net asset value of shares
 issued upon reinvestment of
 dividends and distributions:
 Service Class................      36,044,292             --
Net asset from merger(1):
 Standard Class...............      11,410,743             --
 Service Class................       5,172,424             --
                                  ------------   ------------
                                   125,886,267     33,802,951
                                  ------------   ------------
Cost of shares repurchased:
 Standard Class...............        (496,016)            --
 Service Class................     (49,083,447)   (57,555,695)
 Retirement Shares(2).........              --     (5,146,475)
                                  ------------   ------------
                                   (49,579,463)   (62,702,170)
                                  ------------   ------------
Increase (decrease) in net
 assets derived from capital
 share transactions...........      76,306,804    (28,899,219)
                                  ------------   ------------
NET INCREASE IN NET ASSETS.....     50,026,154     13,480,900
NET ASSETS:
Beginning of year..............    310,952,161    297,471,261
                                  ------------   ------------
End of year (there was no
 undistributed net investment
 income at either year end)...    $360,978,315   $310,952,161
                                  ============   ============




----------
(1) See Note 7 in "Notes to Financial Statements".

(2) The Retirement Shares Class was liquidated on June 14, 2006.

                             See accompanying notes


                     LVIP Baron Growth Opportunities Fund-7

LVIP BARON GROWTH OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                  LVIP BARON GROWTH OPPORTUNITIES FUND STANDARD CLASS
                                                                       6/5/07(1)
                                                                           TO
                                                                        12/31/07
                                                  ---------------------------------------------------
Net asset value, beginning of period...........                         $31.455

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2).......................                           0.009
Net realized and unrealized loss on
 investments..................................                           (1.478)
                                                                        -------
Total from investment operations...............                          (1.469)
                                                                        -------
Net asset value, end of period.................                         $29.986
                                                                        =======

Total return(3)................................                          (4.67%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)........                         $16,095
Ratio of expenses to average net assets........                           1.04%
Ratio of expenses to average net assets prior
 to fees waived and expense paid indirectly...                            1.08%
Ratio of net investment income to average net
 assets.......................................                            0.05%
Ratio of net investment income to average net
 assets prior to fees waived and expense paid
 indirectly...................................                            0.01%
Portfolio turnover.............................                           23%(4)



----------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Portfolio turnover is representative of the Fund for the entire year.

                             See accompanying notes



                     LVIP Baron Growth Opportunities Fund-8

LVIP BARON GROWTH OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS(1) (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                         LVIP BARON GROWTH OPPORTUNITIES FUND SERVICE CLASS
                                                                                       YEAR ENDED
                                              12/31/07(2)         12/31/06(2)         12/31/05(2)         12/31/04(2)
                                              -----------------------------------------------------------------------
Net asset value, beginning of period.......     $ 32.302            $ 27.961            $ 27.053            $ 21.531

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss........................       (0.124)(3)          (0.240)             (0.294)             (0.196)
Net realized and unrealized gain on
 investments..............................         1.314               4.581               1.202               5.718
                                                --------            --------            --------            --------
Total from investment operations...........        1.190               4.341               0.908               5.522
                                                --------            --------            --------            --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net realized gain on investments...........       (3.548)                 --                  --                  --
                                                --------            --------            --------            --------
Total dividends and distributions..........       (3.548)                 --                  --                  --
                                                --------            --------            --------            --------

Net asset value, end of period.............     $ 29.944            $ 32.302            $ 27.961            $ 27.053
                                                ========            ========            ========            ========

Total return(4)............................        3.42%              15.53%               3.36%              25.65%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)....     $344,883            $310,952            $292,424            $296,617
Ratio of expenses to average net assets....        1.29%               1.32%               1.34%               1.36%
Ratio of expenses to average net assets
 prior to fees waived and expense paid
 indirectly...............................         1.32%               1.32%               1.34%               1.36%
Ratio of net investment loss to average net
 assets...................................        (0.39%)             (0.77%)             (1.01%)             (0.96%)
Ratio of net investment loss to average net
 assets prior to fees waived and expense
 paid indirectly..........................        (0.42%)             (0.77%)             (1.01%)             (0.96%)
Portfolio turnover.........................          23%                 12%                 19%                 30%
                                               LVIP BARON
                                                 GROWTH
                                               OPPORTUNI-
                                               TIES FUND
                                                SERVICE
                                                 CLASS
                                              12/31/03(2)
                                              -----------
Net asset value, beginning of period.......     $ 16.557

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss........................       (0.222)
Net realized and unrealized gain on
 investments..............................         5.196
                                                --------
Total from investment operations...........        4.974
                                                --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net realized gain on investments...........           --
                                                --------
Total dividends and distributions..........           --
                                                --------

Net asset value, end of period.............     $ 21.531
                                                ========

Total return(4)............................       30.04%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)....     $176,208
Ratio of expenses to average net assets....        1.44%
Ratio of expenses to average net assets
 prior to fees waived and expense paid
 indirectly...............................         1.44%
Ratio of net investment loss to average net
 assets...................................        (1.28%)
Ratio of net investment loss to average net
 assets prior to fees waived and expense
 paid indirectly..........................        (1.28%)
Portfolio turnover.........................          28%



----------
(1) Financial highlights for the years ended December 31, 2006, 2005, 2004 and 2003 have been extended to three decimal places. No additional changes were made to the data.

(2) Effective June 5, 2007, the Fund received all of the assets and liabilities of the Baron Capital Asset Fund, a series of the Baron Capital Funds Trust (the "Baron Fund"). The Service Class shares financial highlights for the periods prior to June 5, 2007 reflect the performance of the Insurance Shares Class of the Baron Fund.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes


                     LVIP Baron Growth Opportunities Fund-9

LVIP BARON GROWTH OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 31 series. These financial statements and the related notes pertain to the LVIP Baron Growth Opportunities Fund (the "Fund"). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares (formerly Insurance Shares). The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies"), and other insurance companies for allocation to their variable annuity products and variable universal life products.

Following the close of business on June 4, 2007, pursuant to an Agreement and Plan of Reorganization (the "Reorganization"), the Fund received all of the assets and liabilities of the Baron Capital Asset Fund series of the Baron Capital Funds Trust (the "Baron Fund"). The shareholders of the Baron Fund received Service Class Shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their shares in the Baron Fund immediately prior to the Reorganization. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Baron Fund as of the date of the Reorganization. The Baron Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Baron Fund's operating history prior to the Reorganization is reflected in the Fund's financial statements and financial highlights.

The Fund's investment objective is to seek capital appreciation through long-term investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects. This objective is non-fundamental and may be changed without shareholder approval.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust are allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character on such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.


                     LVIP Baron Growth Opportunities Fund-10

LVIP BARON GROWTH OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this agreement is included in custodian fees on the statement of operations with the expense offset shown as "expense paid in directly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Lincoln Investment Advisors Corporation (LIA) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. LIA is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIA receives a management fee at an annual rate of 1.00% of the average daily net assets of the Fund.

Prior to June 5, 2007, BAMCO, Inc. (BAMCO), a subsidiary of Baron Capital Group, Inc., acted as the Fund's investment advisor and was compensated according to the same advisory fee rate. Effective June 5, 2007, BAMCO entered into a sub-advisory agreement with LIA so that it could continue to provide day-today portfolio management services to the Fund. For these services, LIA, not the Fund, pays BAMCO at an annual rate of 0.50% of the Fund's average daily net assets.

Effective June 5, 2007, LIA has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund's annual operating expenses (excluding distribution fees) exceed 1.04% of average daily net assets. The agreement will continue at least through April 30, 2009, and renews automatically for one-year terms unless LIA provides written notice of termination to the Fund. Moreover, LIA has agreed to limit the total annual fund operating expenses at the same level as the expenses of the Baron Fund; this agreement, which is for a two-year term from the Reorganization date may result in an additional lower or higher expense cap for the Fund.

Effective October 1, 2007, Mellon Bank, N.A. provides fund accounting and financial administration services to the Fund. For these services, the Fund pays Mellon a monthly fee based on average net assets, subject to certain minimums.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets. Prior to October 1, 2007, DSC provided fund accounting and financial administration to the Fund for which it received a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2007, the Fund was charged $54,883 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust was charged $553,000 for the year ended December 31, 2007, which was allocated to the funds based on average net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2007, fees for administrative and support services amounted to $8,016 and $5,108, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2007, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIA..............   $290,298
Fees Payable to DSC.........................        773
Distribution Fees Payable to LFD ...........     75,357


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2007, the Fund made purchases of $99,959,121 and sales of $75,681,992 of investment securities other than short-term investments.

At December 31, 2007, the cost of investments for federal income tax purposes was $254,476,764. At December 31, 2007, net unrealized appreciation was $106,020,316 of which $122,253,901 related to unrealized appreciation of investments and $16,233,585 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no distributions paid for the year ended December 31, 2006. The tax character of dividends and distributions paid during the year ended December 31, 2007 was as follows:

                                            YEAR
                                           ENDED
                                          12/31/07
                                        -----------
Long-term capital gains..............   $36,044,292




                     LVIP Baron Growth Opportunities Fund-11

LVIP BARON GROWTH OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest........   $238,637,082
Undistributed long-term capital
  gains..............................     16,552,115
Other temporary differences..........       (231,198)
Unrealized appreciation of
  investments........................    106,020,316
                                        ------------
Net assets...........................   $360,978,315
                                        ============



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Fund recorded the following reclassifications:

 UNDISTRIBUTED     ACCUMULATED
NET INVESTMENT    NET REALIZED      PAID-IN
    INCOME            GAIN          CAPITAL
--------------    ------------    -----------
  $1,334,333         $(7,954)     $(1,326,379)


For federal income tax purposes, $12,854 of capital loss carryforwards received from Fund merger with Lincoln Variable Insurance Products Trust-Growth Opportunities Fund on June 8, 2007 (See Note 7) was utilized in the year ended December 31, 2007.

6. CAPITAL SHARES
Transactions in capital shares were as follows:

                                      YEAR                    YEAR
                                     ENDED                   ENDED
                                    12/31/07                12/31/06
                                ---------------         ---------------
Shares sold:
  Standard Class.............         183,407                      --
  Service Class..............       2,123,171               1,117,146
Shares issued upon
  reinvestment of dividends
  and distributions:
  Standard Class.............              --                      --
  Service Class..............       1,153,317                      --
Shares issued from merger*:
  Standard Class.............         369,806                      --
  Service Class..............         167,631                      --
                                   ----------              ----------
                                    3,997,332               1,117,146
                                   ----------              ----------
Shares repurchased:
  Standard Class.............         (16,478)                     --
  Service Class..............      (1,552,696)             (1,949,219)
  Retirement Shares(1).......              --                (178,326)
                                   ----------              ----------
                                   (1,569,174)             (2,127,545)
                                   ----------              ----------
Net increase (decrease)......       2,428,158              (1,010,399)
                                   ==========              ==========




----------

* See Note 7.

(1) The Retirement Shares Class was liquidated on June 14, 2006.

7. FUND MERGER
Effective June 11, 2007, the Fund acquired all of the assets and assumed all of the liabilities of Lincoln Variable Insurance Products Trust -- Growth Opportunities Fund (the "Acquired Fund"), an open-end investment company, in exchange for shares of the Fund pursuant to a Plan and Agreement of Reorganization (the "Reorganization"). The shareholders of the Acquired Fund received shares of the respective class of the Fund equal to the aggregate net asset value of their share in the Acquired Fund prior to the Reorganization.


                     LVIP Baron Growth Opportunities Fund-12

LVIP BARON GROWTH OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




7. FUND MERGER (CONTINUED)


The Reorganization was treated as a non-taxable event and, accordingly, the Fund's basis in securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated gain (loss) of the Acquired Fund as of the close of business on June 8, 2007, were as follows:

                                                                               ACCUMULATED
                                                             NET UNREALIZED   NET REALIZED
                                                NET ASSETS    APPRECIATION        LOSS
                                               -----------   --------------   ------------
Lincoln VIP Growth Opportunities Fund........  $16,583,167      $742,473        $(31,280)


The assets of the Fund prior to the Reorganization were $344,108,030. The combined net assets after the merger were $360,691,197.

8. MARKET RISK
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

9. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                     LVIP Baron Growth Opportunities Fund-13

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
LVIP Baron Growth Opportunities Fund

We have audited the accompanying statement of net assets of the LVIP Baron Growth Opportunities Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2007, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2006 and the financial highlights for the four years in the period ended December 31, 2006 were audited by other auditors, whose report dated February 15, 2007 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Baron Growth Opportunities Fund of Lincoln Variable Insurance Products Trust at December 31, 2007, and the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 14, 2008


                     LVIP Baron Growth Opportunities Fund-14

LVIP BARON GROWTH OPPORTUNITIES FUND
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2007, the Fund designates dividends and distributions paid during the year as follows:

     (A)              (B)
  LONG-TERM         ORDINARY
 CAPITAL GAIN        INCOME           TOTAL
DISTRIBUTIONS    DISTRIBUTIONS    DISTRIBUTIONS
 (TAX BASIS)      (TAX BASIS)      (TAX BASIS)
-------------    -------------    -------------
     100%              --              100%



----------
(A) and (B) are based on a percentage of the Fund's total distributions.


                     LVIP Baron Growth Opportunities Fund-15

OFFICER/TRUSTEE INFORMATION FOR LINCOLN VIP TRUST


                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Kelly D.               Chairman,        Chairman since    Vice President, The Lincoln National             32        Lincoln
Clevenger(1)           President        August 1995;      Life Insurance Company.  Executive Vice                    Retirement
1300 S. Clinton        and Trustee      President and     President, Lincoln Retirement Services                     Services
Street                                  Trustee since     Company, LLC; Second Vice President,                       Company,
Fort Wayne, IN 46802                    November 1994     Lincoln Life & Annuity Company of New                      LLC
YOB: 1952                                                 York
Michael D. Coughlin    Trustee          Trustee since     Management Consultant, Coughlin                  32        Merrimack
1300 S. Clinton                         April 2007        Associates                                                 County
Street                                                                                                               Savings Bank;
Fort Wayne, IN 46802                                                                                                 Trustee of
YOB: 1942                                                                                                            Merrimack
                                                                                                                     Bankcorp, MHC.
Nancy L. Frisby        Trustee          Trustee since     Formerly: Senior Vice President and              32        N/A
1300 S. Clinton                         April 1992        Chief Financial Officer, DeSoto Memorial
Street                                                    Hospital
Fort Wayne, IN 46802
YOB: 1941
Elizabeth S. Hager     Trustee          Trustee since     Executive Director of United Way of              32        N/A
1300 S. Clinton                         April 2007        Merrimack County; Representative, New
Street                                                    Hampshire House of Representatives
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon          Trustee          Trustee since     Professor of Economics and Management,           32        N/A
1300 S. Clinton                         February 2006;    DePauw University
Street                                  Formerly:
Fort Wayne, IN 46802                    Advisory
YOB: 1948                               Trustee since
                                        November  2004
Thomas D. Rath         Trustee          Trustee since     Partner, Rath, Young and Pignatelli              32        Associated
1300 S. Clinton                         April 2007                                                                   Grocers
Street                                                                                                               of New England
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella      Trustee          Trustee since     President Emeritus, Indiana Health               32        Advisory Board
1300 S. Clinton                         February 1998     Association, Formerly: President,                          of
Street                                                    Indiana Hospital & Health Association                      Harris Bank
Fort Wayne, IN 46802
YOB: 1943
David H. Windley       Trustee          Trustee since     Retired Director of Blue & Co., LLC.             32        Meridian
1300 S. Clinton                         August 2004                                                                  Investment
Street                                                                                                               Advisors, Inc.
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary        Secretary since   Secretary, Lincoln VIP Trust; Formerly:         N/A        N/A
1300 S. Clinton                         February 1995     Secretary and Assistant Vice President,
Street                                                    The Lincoln National Life Insurance
Fort Wayne, IN 46802                                      Company
YOB: 1954
William P. Flory,      Second Vice      Second Vice       Second Vice President and Director of           N/A        N/A
Jr.(1)                 President and    President since   Separate Account Operations and Mutual
1300 S. Clinton        Chief            August 2007;      Fund Administration, The Lincoln
Street                 Accounting       Chief             National Life Insurance Company;
Fort Wayne, IN 46802   Officer          Accounting        Formerly: Second Vice President and
YOB: 1961                               Officer           Director of Corporate Procurement and
                                        since May 2006    Assistant Vice President of Separate
                                                          Account Operations and Mutual Fund
                                                          Administration, The Lincoln National
                                                          Life Insurance Company
Rise' C.M. Taylor(1)   Vice President   Vice President    Vice President and Treasurer, The               N/A        N/A
1300 S. Clinton        and              since August      Lincoln National Life Insurance Company;
Street                 Treasurer        2003 and          Vice President and Treasurer, Lincoln
Fort Wayne, IN 46802                    Treasurer since   Life & Annuity Company of New York
YOB: 1967                               May 2006;
                                        Formerly:
                                        Assistant
                                        Treasurer since
                                        August 2003
Kevin J. Adamson(1)    Second Vice      Second Vice       Second Vice President, Director of Funds        N/A        N/A
1300 S. Clinton        President        President since   Managements, The Lincoln National Life
Street                                  May 2006          Insurance Company; Formerly: Director of
Fort Wayne, IN 46802                                      Financial Operations, Swiss Re/Lincoln
YOB: 1966                                                 Re

                     LVIP Baron Growth Opportunities Fund-16

                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John A. Weston(1)      Chief            Chief             Vice President for Fund and Advisor             N/A        N/A
1300 S. Clinton        Compliance       Compliance        Compliance, The Lincoln National Life
Street                 Officer          Officer since     Insurance Company; Treasurer, Jefferson
Fort Wayne, IN 46802                    May 2007          Pilot Variable Fund, Inc.
YOB: 1959
Michael Schulitz(1)    Second Vice      Second Vice       Second Vice President, Product                  N/A        N/A
1300 S. Clinton        President        President since   Marketing, The Lincoln National Life
Street                                  August 2007       Insurance Company
Fort Wayne, IN 46802
YOB: 1968
David Weiss(1)         Assistant Vice   Assistant Vice    Assistant Vice President, Funds                 N/A        N/A
1300 S. Clinton        President        President since   Management Research, The Lincoln
Street                                  August 2007       National Life Insurance Company;
Fort Wayne, IN 46802                                      Formerly:  Director, Funds Management
YOB: 1976                                                 Research; Mutual Fund/Securities
                                                          Analyst; Senior Mutual Fund Analyst,
                                                          Jefferson Pilot Corp.



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                     LVIP Baron Growth Opportunities Fund-17

                                                        LVIP CAPITAL GROWTH FUND

                              (CAPITAL GROWTH LOGO)

                            LVIP Capital Growth Fund
                              a series of Lincoln Variable
                              Insurance Products Trust
                            Annual Report
                            December 31, 2007





                                                        LVIP CAPITAL GROWTH FUND


                                             (FORMERLY CAPITAL GROWTH PORTFOLIO,
                                A SERIES OF JEFFERSON PILOT VARIABLE FUND, INC.)

LVIP CAPITAL GROWTH FUND

INDEX



COMMENTARY                                                                 1

DISCLOSURE OF FUND EXPENSES                                                2

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS                               3

STATEMENT OF NET ASSETS                                                    4

STATEMENT OF OPERATIONS                                                    6

STATEMENTS OF CHANGES IN NET ASSETS                                        6

FINANCIAL HIGHLIGHTS                                                       7

NOTES TO FINANCIAL STATEMENTS                                              9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                   13

OTHER FUND INFORMATION                                                    14

OFFICER/TRUSTEE INFORMATION                                               15


LVIP CAPITAL GROWTH FUND
2007 ANNUAL REPORT COMMENTARY

Managed by:
                                                                          (LOGO)

The Fund returned 16.76% (Standard Class shares with distributions reinvested) for the year ended December 31, 2007, while its benchmark, the Russell 1000 Growth Index*, returned 11.81%.

U.S. equity markets advanced during the year, despite the volatility that emerged in the latter part of the period due to concerns associated with the U.S. subprime mortgage markets. Mid cap stocks outperformed small and larger cap stocks during the period, as measured by the S&P indices. U.S. growth stocks outpaced their value peers, as the Russell 1000 Growth Index returned over 11% versus the slightly negative return of the Russell 1000 Value Index**.

The Fund's return exceeded that of its benchmark for the year. The Fund's outperformance was driven primarily by security selection. Sector allocation, a result of bottom up stock selection, was also an additive to relative performance, largely due to overweight positions in materials and information technology stocks and an underweight in lagging consumer discretionary stocks.

The top three contributors to relative returns were Potash (materials), Agrium (materials), and Fluor (industrials). The three largest detractors from relative performance were Network Appliance (information technology), Kohl's (consumer discretionary), and NII Holdings (telecommunication services). We eliminated our position in NII Holdings during the period but continue to hold Network Appliance and Kohl's.

We continue to focus our efforts on picking stocks one-at-a-time based on proprietary fundamental research. Based on these efforts, our largest year end overweights were in materials and information technology. Our materials positions favor companies such as Agrium, Potash Corp. of Saskatchewan, and United States Steel. Significant information technology holdings include software companies Google and Electronic Arts. We remain broadly underweight in consumer stocks amid concerns that consumer spending will be negatively impacted by the housing market turmoil and a slowing economy. We are also underweight in health care as we reduced our exposure to pharmaceutical firm Schering-Plough and eliminated our position in medical device company Medtronic.

Andrew J. Shilling, CFA
John A. Boselli, CFA
Wellington Management Company, LLP


Growth of $10,000 invested 12/31/97 through 12/31/07

(LINE GRAPH)

                                   CAPITAL GROWTH
                                    FUND STANDARD    RUSSELL 1000
                                    CLASS SHARES     GROWTH INDEX
                                   --------------    ------------
12/31/97                              10000.00         10000.00
                                      13847.00         13871.00
                                      20031.00         18470.00
                                      17336.00         14328.00
                                      12969.00         11402.00
                                       8933.00          8223.00
                                      11342.00         10669.00
                                      12416.00         11341.00
                                      13008.00         11938.00
                                      13633.00         13021.00
12/31/07                              15917.00         14559.00




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Capital Growth Fund Standard Class shares on 12/31/97. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $15,917. For comparison, look at how the Russell 1000 Growth Index did over the same period. The same $10,000 investment would have grown to $14,559. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns               Ended
on investment                            12/31/07
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
One Year                                  +16.76%
-------------------------------------------------
Five Years                                +12.25%
-------------------------------------------------
Ten Years                                  +4.76%
-------------------------------------------------
Service Class Shares
-------------------------------------------------
Inception (4/30/07)                       +12.65%
-------------------------------------------------



* The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

** The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equities.

Commencing May 1, 2004, Wellington Management Company LLP replaced Janus Capital Management as the Fund's sub-advisor.



                              LVIP Capital Growth Fund-1

LVIP CAPITAL GROWTH FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2007 TO DECEMBER 31, 2007

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's actual expenses shown in the table reflect fee waivers in effect.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                  Expenses
                        Beginning      Ending                   Paid During
                         Account      Account     Annualized       Period
                          Value        Value        Expense      7/1/07 to
                          7/1/07      12/31/07       Ratio       12/31/07*
---------------------------------------------------------------------------
ACTUAL
Standard Class Shares   $1,000.00    $1,076.60       0.78%         $4.08
Service Class Shares     1,000.00     1,075.20       1.03%          5.39
---------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares   $1,000.00    $1,021.27       0.78%         $3.97
Service Class Shares     1,000.00     1,020.01       1.03%          5.24
---------------------------------------------------------------------------



    * "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                              LVIP Capital Growth Fund-2

LVIP CAPITAL GROWTH FUND

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.


                                           PERCENTAGE
SECTOR                                   OF NET ASSETS
------------------------------------------------------
COMMON STOCK                                  96.85%
------------------------------------------------------
Aerospace & Defense                            3.61%
Biotechnology                                  1.49%
Capital Markets                                2.15%
Chemicals                                      4.77%
Commercial Banks                               0.75%
Communications Equipment                       3.56%
Computers & Peripherals                        5.44%
Construction & Engineering                     3.14%
Diversified Consumer Services                  1.39%
Diversified Financial Services                 4.12%
Diversified Telecommunications
  Services                                     0.99%
Electric Utilities                             0.80%
Electrical Equipment                           3.96%
Electronic Equipment & Instruments             0.75%
Energy Equipment & Services                    2.40%
Food & Staples Retailing                       0.98%
Food Products                                  0.97%
Health Care Equipment & Supplies               1.31%
Health Care Providers & Services               1.71%
Hotels, Restaurants & Leisure                  0.92%
Household Products                             0.59%
Industrial Conglomerates                       1.77%
Insurance                                      1.01%
Internet Software & Services                   4.62%
IT Services                                    3.75%
Machinery                                      1.79%
Media                                          2.79%
Metals & Mining                                5.03%
Multiline Retail                               1.04%
Oil, Gas & Consumable Fuels                    4.32%
Pharmaceuticals                                7.30%
Semiconductors & Semiconductor
  Equipment                                    4.22%
Software                                      10.80%
Textiles, Apparel & Luxury Goods               1.19%
Wireless Telecommunication Services            1.42%
------------------------------------------------------
SHORT-TERM INVESTMENT                          2.79%
------------------------------------------------------
TOTAL VALUE OF SECURITIES                     99.64%
------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES                                  0.36%
------------------------------------------------------
TOTAL NET ASSETS                             100.00%
------------------------------------------------------





Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

                                           PERCENTAGE
TOP 10 EQUITY HOLDINGS                   OF NET ASSETS
------------------------------------------------------
Microsoft                                     4.36%
Google Class A                                3.61%
Apple                                         2.68%
Electronic Arts                               1.98%
Merck                                         1.96%
Abbott Laboratories                           1.88%
Hewlett-Packard                               1.84%
Fluor                                         1.83%
ABB ADR                                       1.79%
Transocean                                    1.78%
------------------------------------------------------
TOTAL                                        23.71%
------------------------------------------------------





                              LVIP Capital Growth Fund-3

LVIP CAPITAL GROWTH FUND
STATEMENT OF NET ASSETS
December 31, 2007



                                                         NUMBER OF      VALUE
                                                           SHARES     (U.S. $)
     COMMON STOCK-96.85%
     AEROSPACE & DEFENSE-3.61%
     General Dynamics..................................     48,750  $  4,338,262
     Honeywell International...........................     32,070     1,974,550
     Lockheed Martin...................................     30,810     3,243,061
                                                                    ------------
                                                                       9,555,873
                                                                    ------------
     BIOTECHNOLOGY-1.49%
  +  Genentech.........................................     34,750     2,330,683
  +  Gilead Sciences...................................     35,210     1,620,012
                                                                    ------------
                                                                       3,950,695
                                                                    ------------
     CAPITAL MARKETS-2.15%
     Franklin Resources................................     15,380     1,759,933
     Goldman Sachs Group...............................     18,270     3,928,964
                                                                    ------------
                                                                       5,688,897
                                                                    ------------
     CHEMICALS-4.77%
     Agrium............................................     63,620     4,594,000
     Monsanto..........................................     40,620     4,536,848
     Potash Corp. of Saskatchewan......................     24,200     3,483,832
                                                                    ------------
                                                                      12,614,680
                                                                    ------------
     COMMERCIAL BANKS-0.75%
     Banco Itau Holding Financeira ADR.................     76,440     1,976,738
                                                                    ------------
                                                                       1,976,738
                                                                    ------------
     COMMUNICATIONS EQUIPMENT-3.56%
  +  Cisco Systems.....................................     34,040       921,463
     Nokia ADR.........................................     72,950     2,800,550
  +  Research in Motion................................     12,470     1,414,098
     QUALCOMM..........................................    108,970     4,287,969
                                                                    ------------
                                                                       9,424,080
                                                                    ------------
     COMPUTERS & PERIPHERALS-5.44%
  +  Apple.............................................     35,860     7,103,149
     Hewlett-Packard...................................     96,260     4,859,205
  +  Network Appliance.................................     97,340     2,429,606
                                                                    ------------
                                                                      14,391,960
                                                                    ------------
     CONSTRUCTION & ENGINEERING-3.14%
     Fluor.............................................     33,210     4,839,361
  +  Foster Wheeler....................................     22,350     3,464,697
                                                                    ------------
                                                                       8,304,058
                                                                    ------------
     DIVERSIFIED CONSUMER SERVICES-1.39%
  +  Apollo Group Class A..............................     52,560     3,687,084
                                                                    ------------
                                                                       3,687,084
                                                                    ------------
     DIVERSIFIED FINANCIAL SERVICES-4.12%
     CME Group.........................................      5,760     3,951,361
     Invesco...........................................    113,930     3,575,123
  +  MF Global.........................................    107,160     3,372,325
                                                                    ------------
                                                                      10,898,809
                                                                    ------------
     DIVERSIFIED TELECOMMUNICATIONS SERVICES-0.99%
     AT&T..............................................     63,080     2,621,605
                                                                    ------------
                                                                       2,621,605
                                                                    ------------
     ELECTRIC UTILITIES-0.80%
  +  Iberdrola Renovables..............................    257,370     2,122,173
                                                                    ------------
                                                                       2,122,173
                                                                    ------------
     ELECTRICAL EQUIPMENT-3.96%
     ABB ADR...........................................    164,590     4,740,193
     Gamesa Corp. Technologica ADR.....................     30,378     1,417,790
  +  Suntech Power Holdings ADR........................     52,420     4,315,214
                                                                    ------------
                                                                      10,473,197
                                                                    ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS-0.75%
  +  SunPower Class A..................................     15,330     1,998,879
                                                                    ------------
                                                                       1,998,879
                                                                    ------------
     ENERGY EQUIPMENT & SERVICES-2.40%
     Halliburton.......................................     43,090     1,633,542
  +  Transocean........................................     32,945     4,716,019
                                                                    ------------
                                                                       6,349,561
                                                                    ------------
     FOOD & STAPLES RETAILING-0.98%
     Supervalu.........................................     68,790     2,581,001
                                                                    ------------
                                                                       2,581,001
                                                                    ------------
     FOOD PRODUCTS-0.97%
     Nestle............................................      5,590     2,564,899
                                                                    ------------
                                                                       2,564,899
                                                                    ------------
     HEALTH CARE EQUIPMENT & SUPPLIES-1.31%
  +  Hologic...........................................     50,520     3,467,693
                                                                    ------------
                                                                       3,467,693
                                                                    ------------
     HEALTH CARE PROVIDERS & SERVICES-1.71%
     McKesson..........................................     39,860     2,611,228
  +  WellPoint.........................................     21,950     1,925,674
                                                                    ------------
                                                                       4,536,902
                                                                    ------------
     HOTELS, RESTAURANTS & LEISURE-0.92%
     International Game Technology.....................     55,270     2,428,011
                                                                    ------------
                                                                       2,428,011
                                                                    ------------
     HOUSEHOLD PRODUCTS-0.59%
     Procter & Gamble..................................     21,330     1,566,049
                                                                    ------------
                                                                       1,566,049
                                                                    ------------
     INDUSTRIAL CONGLOMERATES-1.77%
     Siemens ADR.......................................     29,750     4,681,460
                                                                    ------------
                                                                       4,681,460
                                                                    ------------
     INSURANCE-1.01%
     Aon...............................................     56,010     2,671,117
                                                                    ------------
                                                                       2,671,117
                                                                    ------------
     INTERNET SOFTWARE & SERVICES-4.62%
  +  Google Class A....................................     13,800     9,542,424
  +  VeriSign..........................................     71,630     2,694,004
                                                                    ------------
                                                                      12,236,428
                                                                    ------------
     IT SERVICES-3.75%
     Accenture Class A.................................     67,510     2,432,385
     Automatic Data Processing.........................     66,770     2,973,268
  +  Cognizant Technology Solutions Class A............     24,930       846,124

                              LVIP Capital Growth Fund-4

LVIP CAPITAL GROWTH FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                         NUMBER OF      VALUE
                                                           SHARES     (U.S. $)
     COMMON STOCK (CONTINUED)
     IT SERVICES (CONTINUED)
     Western Union.....................................    151,460  $  3,677,449
                                                                    ------------
                                                                       9,929,226
                                                                    ------------
     MACHINERY-1.79%
     Danaher...........................................     30,540     2,679,579
     Deere & Co. ......................................     21,980     2,046,778
                                                                    ------------
                                                                       4,726,357
                                                                    ------------
     MEDIA-2.79%
  +  Focus Media Holding ADR...........................     71,380     4,055,098
  +  Viacom Class B....................................     75,800     3,329,136
                                                                    ------------
                                                                       7,384,234
                                                                    ------------
     METALS & MINING-5.03%
     Companhia Vale do Rio Doce ADR....................     75,140     2,454,824
     Freeport-McMoRan Copper & Gold Class B............     32,050     3,283,202
     Steel Dynamics....................................     33,850     2,016,445
     United States Steel...............................     24,810     2,999,777
     Vedanta Resources.................................     62,820     2,551,196
                                                                    ------------
                                                                      13,305,444
                                                                    ------------
     MULTILINE RETAIL-1.04%
  +  Kohl's............................................     59,840     2,740,672
                                                                    ------------
                                                                       2,740,672
                                                                    ------------
     OIL, GAS & CONSUMABLE FUELS-4.32%
     Cameco............................................     59,800     2,380,638
     Consol Energy.....................................     28,250     2,020,440
     EOG Resources.....................................     50,460     4,503,555
  +  Ultra Petroleum...................................     35,340     2,526,810
                                                                    ------------
                                                                      11,431,443
                                                                    ------------
     PHARMACEUTICALS-7.30%
     Abbott Laboratories...............................     88,690     4,979,943
  +  Elan ADR..........................................    105,490     2,318,670
     Merck.............................................     89,270     5,187,479
     Schering-Plough...................................    141,240     3,762,634
     Teva Pharmaceutical Industries ADR................     65,830     3,059,778
                                                                    ------------
                                                                      19,308,504
                                                                    ------------
     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-4.22%
     Altera............................................    158,430     3,060,868
     Intel.............................................    154,780     4,126,435
     Linear Technology.................................     61,440     1,955,635
  +  MEMC Electronic Materials.........................     22,960     2,031,730
                                                                    ------------
                                                                      11,174,668
                                                                    ------------
     SOFTWARE-10.80%
  +  Autodesk..........................................     41,320     2,056,083
  +  BMC Software......................................     34,879     1,243,088
  +  Cadence Design Systems............................    139,160     2,367,112
  +  Electronic Arts...................................     89,640     5,235,872
  +  McAfee............................................     75,230     2,821,125
     Microsoft.........................................    323,870    11,529,771
  +  Oracle............................................    147,460     3,329,647
                                                                    ------------
                                                                      28,582,698
                                                                    ------------
     TEXTILES, APPAREL & LUXURY GOODS-1.19%
     NIKE Class B......................................     48,920     3,142,621
                                                                    ------------
                                                                       3,142,621
                                                                    ------------
     WIRELESS TELECOMMUNICATION SERVICES-1.42%
     America Movil ADR.................................     29,840     1,831,878
  +  MetroPCS Communications...........................     98,557     1,916,934
                                                                    ------------
                                                                       3,748,812
                                                                    ------------
     TOTAL COMMON STOCK
      (COST $224,576,780).............................               256,266,528
                                                                    ------------

     SHORT-TERM INVESTMENT-2.79%

     MONEY MARKET INSTRUMENT-2.79%
     Dreyfus Cash Management Fund......................  7,375,273     7,375,273
                                                                    ------------
     TOTAL SHORT-TERM INVESTMENT
      (COST $7,375,273)...............................                 7,375,273
                                                                    ------------






TOTAL VALUE OF SECURITIES-99.64% (COST $231,952,053)..........................    263,641,801
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.36%.........................        956,409
                                                                                 ------------
NET ASSETS APPLICABLE TO 9,618,067 SHARES OUTSTANDING-100.00%.................   $264,598,210
                                                                                 ============
NET ASSET VALUE-LVIP CAPITAL GROWTH FUND STANDARD CLASS ($262,609,230 /
  9,545,724 SHARES)...........................................................        $27.511
                                                                                      =======
NET ASSET VALUE-LVIP CAPITAL GROWTH FUND SERVICE CLASS ($1,988,980 / 72,343
  SHARES).....................................................................        $27.494
                                                                                      =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par)................   $247,073,501
Undistributed net investment income...........................................        161,521
Accumulated net realized loss on investments..................................    (14,316,846)
Net unrealized appreciation of investments and foreign currencies.............     31,680,034
                                                                                 ------------
Total net assets..............................................................   $264,598,210
                                                                                 ============




----------
+ Non-income producing security for the year ended December 31, 2007. ADR-American Depositary Receipts
                             See accompanying notes


                              LVIP Capital Growth Fund-5

LVIP CAPITAL GROWTH FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2007




INVESTMENT INCOME:
Dividends............................   $ 1,575,508
Interest.............................       103,529
Securities lending income............        43,656
Foreign tax withheld.................       (33,523)
                                        -----------
                                          1,689,170
                                        -----------

EXPENSES:
Management fees......................     1,285,793
Accounting and administration
 expenses...........................         55,971
Professional fees....................        24,192
Reports and statements to
 shareholders.......................         22,829
Custodian fees.......................        13,848
Trustees' fees.......................         4,675
Distribution expenses-Service Class..         1,185
Other................................         3,056
                                        -----------
                                          1,411,549
Less expenses waived.................       (33,077)
Less expense paid indirectly.........          (292)
                                        -----------
Total operating expenses.............     1,378,180
                                        -----------

NET INVESTMENT INCOME................       310,990
                                        -----------

NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain on:
 Investments........................     13,234,669
 Foreign currencies.................         18,535
                                        -----------
Net realized gain....................    13,253,204
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies.........................     17,940,700
                                        -----------

NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN
 CURRENCIES.........................     31,193,904
                                        -----------

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS....................    $31,504,894
                                        ===========




                             See accompanying notes


LVIP CAPITAL GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                          YEAR ENDED
                                   12/31/07       12/31/06
                                 ------------   ------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income.........   $    310,990   $    212,948
Net realized gain on
 investments and foreign
 currencies..................      13,253,204     14,729,614
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies..................      17,940,700     (7,297,584)
                                 ------------   ------------
Net increase in net assets
 resulting from operations...      31,504,894      7,644,978
                                 ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class...............       (167,595)        (7,043)
                                 ------------   ------------
                                     (167,595)        (7,043)
                                 ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class...............     86,649,756      2,297,831
 Service Class................      2,890,473             --
Net asset value of shares
 issued upon reinvestment of
 dividends and distributions:
 Standard Class...............        167,595          7,043
                                 ------------   ------------
                                   89,707,824      2,304,874
                                 ------------   ------------
Cost of shares repurchased:
 Standard Class...............    (20,882,035)   (19,519,567)
 Service Class................       (975,843)            --
                                 ------------   ------------
                                  (21,857,878)   (19,519,567)
                                 ------------   ------------
Increase (decrease) in net
 assets derived from capital
 share transactions..........      67,849,946    (17,214,693)
                                 ------------   ------------
NET INCREASE (DECREASE) IN NET
 ASSETS......................      99,187,245     (9,576,758)
NET ASSETS:
Beginning of year.............    165,410,965    174,987,723
                                 ------------   ------------
End of year (including
 undistributed net investment
 income of $161,521 and
 $209,332, respectively).....    $264,598,210   $165,410,965
                                 ============   ============




                             See accompanying notes


                              LVIP Capital Growth Fund-6

LVIP CAPITAL GROWTH FUND
FINANCIAL HIGHLIGHTS(1)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                 LVIP CAPITAL GROWTH FUND STANDARD CLASS
                                                                                YEAR ENDED
                                             12/31/07         12/31/06         12/31/05         12/31/04(2)         12/31/03
                                             -------------------------------------------------------------------------------
Net asset value, beginning of period.......  $ 23.586         $ 22.507         $ 21.513           $ 19.652          $ 15.477

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(3)...................     0.045            0.029               --              0.030                --
Net realized and unrealized gain on
 investments and foreign currencies.......      3.906            1.051            1.021              1.831             4.175
                                             --------         --------         --------           --------          --------
Total from investment operations...........     3.951            1.080            1.021              1.861             4.175
                                             --------         --------         --------           --------          --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income......................    (0.026)          (0.001)          (0.027)                --                --
                                             --------         --------         --------           --------          --------
Total dividends and distributions..........    (0.026)          (0.001)          (0.027)                --                --
                                             --------         --------         --------           --------          --------
Net asset value, end of period.............  $ 27.511         $ 23.586         $ 22.507           $ 21.513          $ 19.652
                                             ========         ========         ========           ========          ========
Total return(4)............................    16.76%            4.80%            4.77%              9.47%            26.97%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)....  $262,609         $165,411         $174,988           $189,265          $190,185
Ratio of expenses to average net assets....     0.78%            0.80%            0.80%              0.83%             0.90%
Ratio of expenses to average net assets
 prior to fees waived and expense paid
 indirectly...............................      0.80%            0.80%            0.80%              0.83%             0.90%
Ratio of net investment income to average
 net assets...............................      0.18%            0.13%          0.00%(5)             0.13%           0.00%(5)
Ratio of net investment income to average
 net assets prior to fees waived and
 expense paid indirectly..................      0.16%            0.13%          0.00%(5)             0.13%           0.00%(5)
Portfolio turnover.........................      104%              89%              77%               163%               48%



----------
(1) Effective April 30, 2007, the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. Capital Growth Portfolio (the "JPVF Fund"). The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

(2) Commencing May 1, 2004, Wellington Management Company LLP replaced Janus Capital Management as the Fund's sub-advisor.

(3) The average shares outstanding method has been applied for per share information for the years ended December 31, 2007 and 2006.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(5) The ratio calculates to less than 0.005%.

                             See accompanying notes


                              LVIP Capital Growth Fund-7

LVIP CAPITAL GROWTH FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout the period were as follows:


                                                 LVIP CAPITAL GROWTH FUND
                                                       SERVICE CLASS
                                                        4/30/07(1)
                                                            TO
                                                         12/31/07
                                       --------------------------------------------
Net asset value, beginning of
 period............................                       $24.406
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment loss(2)..............                       (0.027)
Net realized and unrealized gain on
 investments and foreign
 currencies........................                         3.115
                                                          -------
Total from investment operations....                        3.088
                                                          -------
Net asset value, end of period......                      $27.494
                                                          =======
Total return(3).....................                       12.65%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000
 omitted)..........................                       $ 1,989
Ratio of expenses to average net
 assets............................                         1.03%
Ratio of expenses to average net
 assets prior to fees waived and
 expense paid indirectly...........                         1.06%
Ratio of net investment loss to
 average net assets................                        (0.15%)
Ratio of net investment loss to
 average net assets prior to fees
 waived and expense paid
 indirectly........................                        (0.18%)
Portfolio turnover..................                       104%(4)



----------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Portfolio turnover is representative of the Fund for the entire year.

                             See accompanying notes


                              LVIP Capital Growth Fund-8

LVIP CAPITAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 31 series. These financial statements and the related notes pertain to the LVIP Capital Growth Fund (the "Fund"). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products. The Service Class shares commenced operations on April 30, 2007.

Effective April 30, 2007, pursuant to an Agreement and Plan of Reorganization (the "Reorganization"), the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. Capital Growth Portfolio (the "JPVF Fund"). The shareholders of the JPVF Fund received shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their shares in the JPVF Fund immediately prior to the Reorganization. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the JPVF Fund as of the date of the Reorganization. The JPVF Fund's investment objectives, policies and limitations were identical to those of the Fund. For financial reporting purposes, the JPVF Fund's operating history prior to the Reorganization is reflected in the Fund's financial statements and financial highlights.

The Fund's investment objective is to seek capital growth.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust are allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs

                              LVIP Capital Growth Fund-9

LVIP CAPITAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)



1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $8,440 for the year ended December 31, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Lincoln Investment Advisors Corporation (LIA), formerly Jefferson Pilot Investment Advisory Corporation (JPIA), is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. LIA is a registered investment advisor and subsidiary of Lincoln National Corporation
(LNC). For its services, LIA receives a management fee at an annual rate of 0.75% on the first $100 million of the average daily net assets of the Fund; 0.70% on the next $150 million; 0.65% on the next $750 million; and 0.60% on average daily net assets in excess of $1 billion.

Effective April 30, 2007, LIA has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund's annual operating expenses (excluding distribution fees) exceed 0.78% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2008, and renews automatically for one-year terms unless LIA provides written notice of termination to the Fund. Prior to April 30, 2007, the Fund had no expense limitation in effect.

Wellington Management Company, LLP (the "Sub-Advisor") is responsible for the day-to-day management of the Fund's investment portfolio. For these services, LIA, not the Fund, pays the Sub-Advisor at an annual rate of 0.45% of the first $100 million of the Fund's average daily net assets; and 0.40% of the Fund's average daily net assets in excess of $100 million.

Effective October 1, 2007, Mellon Bank, N.A. provides fund accounting and financial administration services to the Fund. For these services, the Fund pays Mellon a monthly fee based on average net assets, subject to certain minimums.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets. Prior to October 1, 2007, DSC provided fund accounting and financial administration to the Fund for which it received a monthly fee based on average net assets, subject to certain minimums. For the period May 1, 2007 through December 31, 2007, the Fund was charged $29,462 for these services. Prior to May 1, 2007, JPIA (the advisor of the JPVF Fund) paid the fund accounting and financial administration fees.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust was charged $553,000 for the year ended December 31, 2007, which was allocated to the funds based on average net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2007, fees for administrative and support services amounted to $5,039 and $3,090, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2007, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIA..........   $158,695
Fees Payable to DSC.....................        555
Distribution Fees Payable to LFD .......        394


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2007, the Fund made purchases of $247,044,079 and sales of $185,419,300 of investment securities other than short-term investments.

At December 31, 2007, the cost of investments for federal income tax purposes was $232,244,578. At December 31, 2007, net unrealized appreciation was $31,397,223, of which $34,651,001 related to unrealized appreciation of investments and $3,253,778 related to unrealized depreciation of investments.


                              LVIP Capital Growth Fund-10

LVIP CAPITAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                     YEAR             YEAR
                                     ENDED            ENDED
                                   12/31/07         12/31/06
                                   --------         --------
Ordinary income.................   $167,595          $7,043


In addition, the Fund declared an ordinary income consent dividend of $209,741 for the year ended December 31, 2006. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest.........   $247,073,501
Undistributed ordinary income.........        161,521
Capital loss carryforwards............    (14,024,321)
Unrealized appreciation of investments
  and foreign currencies..............     31,387,509
                                         ------------
Net assets............................   $264,598,210
                                         ============



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Fund recorded the following reclassifications:

UNDISTRIBUTED NET             ACCUMULATED NET              PAID-IN
INVESTMENT INCOME              REALIZED LOSS               CAPITAL
-----------------             ---------------             --------
    $(191,206)                    $(18,535)               $209,741


For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $13,336,062 was utilized in 2007. Capital loss carryforwards of $14,024,321 remaining at December 31, 2007 will expire in 2011.

6. CAPITAL SHARES
Transactions in capital shares were as follows:

                                YEAR ENDED         YEAR ENDED
                                 12/31/07           12/31/06
                                ----------         ----------
Shares sold:
  Standard Class.............    3,352,271           101,743
  Service Class..............      109,840                --
Shares issued upon
  reinvestment of dividends
  and distributions:
  Standard Class.............        6,461               306
                                 ---------          --------
                                 3,468,572           102,049
                                 ---------          --------
Shares repurchased:
  Standard Class.............     (826,132)         (863,599)
  Service Class..............      (37,497)               --
                                 ---------          --------
                                  (863,629)         (863,599)
                                 ---------          --------
Net increase (decrease)......    2,604,943          (761,550)
                                 =========          ========



7. SECURITIES LENDING
During the year ended December 31, 2007, the Fund participated in a securities lending agreement with Citibank N.A. The Fund discontinued securities lending as of December 14, 2007. The securities lending agreement has been terminated.


                              LVIP Capital Growth Fund-11

LVIP CAPITAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. MARKET RISK
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

9. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                              LVIP Capital Growth Fund-12

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
LVIP Capital Growth Fund

We have audited the accompanying statement of net assets of the LVIP Capital Growth Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Capital Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 14, 2008


                              LVIP Capital Growth Fund-13

LVIP CAPITAL GROWTH FUND
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2007, the Fund designates distributions paid during the year as follows:

     (A)                       (B)
  LONG-TERM                  ORDINARY
 CAPITAL GAIN                 INCOME                    TOTAL                      (C)
DISTRIBUTIONS             DISTRIBUTIONS             DISTRIBUTIONS              QUALIFYING
 (TAX BASIS)               (TAX BASIS))              (TAX BASIS)              DIVIDENDS(1)
-------------             -------------             -------------             ------------
      0%                       100%                      100%                     100%



----------

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on percentage of the Fund's ordinary income.

(1) Qualifiying dividends represent dividends which qualify for the corporate dividends received deduction.


                              LVIP Capital Growth Fund-14

OFFICER/TRUSTEE INFORMATION FOR LINCOLN VIP TRUST


                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Kelly D.               Chairman,        Chairman since    Vice President, The Lincoln National             32        Lincoln
Clevenger(1)           President        August 1995;      Life Insurance Company.  Executive Vice                    Retirement
1300 S. Clinton        and Trustee      President and     President, Lincoln Retirement Services                     Services
Street                                  Trustee since     Company, LLC; Second Vice President,                       Company,
Fort Wayne, IN 46802                    November 1994     Lincoln Life & Annuity Company of New                      LLC
YOB: 1952                                                 York
Michael D. Coughlin    Trustee          Trustee since     Management Consultant, Coughlin                  32        Merrimack
1300 S. Clinton                         April 2007        Associates                                                 County
Street                                                                                                               Savings Bank;
Fort Wayne, IN 46802                                                                                                 Trustee of
YOB: 1942                                                                                                            Merrimack
                                                                                                                     Bankcorp, MHC.
Nancy L. Frisby        Trustee          Trustee since     Formerly: Senior Vice President and              32        N/A
1300 S. Clinton                         April 1992        Chief Financial Officer, DeSoto Memorial
Street                                                    Hospital
Fort Wayne, IN 46802
YOB: 1941
Elizabeth S. Hager     Trustee          Trustee since     Executive Director of United Way of              32        N/A
1300 S. Clinton                         April 2007        Merrimack County; Representative, New
Street                                                    Hampshire House of Representatives
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon          Trustee          Trustee since     Professor of Economics and Management,           32        N/A
1300 S. Clinton                         February 2006;    DePauw University
Street                                  Formerly:
Fort Wayne, IN 46802                    Advisory
YOB: 1948                               Trustee since
                                        November  2004
Thomas D. Rath         Trustee          Trustee since     Partner, Rath, Young and Pignatelli              32        Associated
1300 S. Clinton                         April 2007                                                                   Grocers
Street                                                                                                               of New England
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella      Trustee          Trustee since     President Emeritus, Indiana Health               32        Advisory Board
1300 S. Clinton                         February 1998     Association, Formerly: President,                          of
Street                                                    Indiana Hospital & Health Association                      Harris Bank
Fort Wayne, IN 46802
YOB: 1943
David H. Windley       Trustee          Trustee since     Retired Director of Blue & Co., LLC.             32        Meridian
1300 S. Clinton                         August 2004                                                                  Investment
Street                                                                                                               Advisors, Inc.
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary        Secretary since   Secretary, Lincoln VIP Trust; Formerly:         N/A        N/A
1300 S. Clinton                         February 1995     Secretary and Assistant Vice President,
Street                                                    The Lincoln National Life Insurance
Fort Wayne, IN 46802                                      Company
YOB: 1954
William P. Flory,      Second Vice      Second Vice       Second Vice President and Director of           N/A        N/A
Jr.(1)                 President and    President since   Separate Account Operations and Mutual
1300 S. Clinton        Chief            August 2007;      Fund Administration, The Lincoln
Street                 Accounting       Chief             National Life Insurance Company;
Fort Wayne, IN 46802   Officer          Accounting        Formerly: Second Vice President and
YOB: 1961                               Officer           Director of Corporate Procurement and
                                        since May 2006    Assistant Vice President of Separate
                                                          Account Operations and Mutual Fund
                                                          Administration, The Lincoln National
                                                          Life Insurance Company
Rise' C.M. Taylor(1)   Vice President   Vice President    Vice President and Treasurer, The               N/A        N/A
1300 S. Clinton        and              since August      Lincoln National Life Insurance Company;
Street                 Treasurer        2003 and          Vice President and Treasurer, Lincoln
Fort Wayne, IN 46802                    Treasurer since   Life & Annuity Company of New York
YOB: 1967                               May 2006;
                                        Formerly:
                                        Assistant
                                        Treasurer since
                                        August 2003
Kevin J. Adamson(1)    Second Vice      Second Vice       Second Vice President, Director of Funds        N/A        N/A
1300 S. Clinton        President        President since   Managements, The Lincoln National Life
Street                                  May 2006          Insurance Company; Formerly: Director of
Fort Wayne, IN 46802                                      Financial Operations, Swiss Re/Lincoln
YOB: 1966                                                 Re

                              LVIP Capital Growth Fund-15

                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John A. Weston(1)      Chief            Chief             Vice President for Fund and Advisor             N/A        N/A
1300 S. Clinton        Compliance       Compliance        Compliance, The Lincoln National Life
Street                 Officer          Officer since     Insurance Company; Treasurer, Jefferson
Fort Wayne, IN 46802                    May 2007          Pilot Variable Fund, Inc.
YOB: 1959
Michael Schulitz(1)    Second Vice      Second Vice       Second Vice President, Product                  N/A        N/A
1300 S. Clinton        President        President since   Marketing, The Lincoln National Life
Street                                  August 2007       Insurance Company
Fort Wayne, IN 46802
YOB: 1968
David Weiss(1)         Assistant Vice   Assistant Vice    Assistant Vice President, Funds                 N/A        N/A
1300 S. Clinton        President        President since   Management Research, The Lincoln
Street                                  August 2007       National Life Insurance Company;
Fort Wayne, IN 46802                                      Formerly:  Director, Funds Management
YOB: 1976                                                 Research; Mutual Fund/Securities
                                                          Analyst; Senior Mutual Fund Analyst,
                                                          Jefferson Pilot Corp.



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                              LVIP Capital Growth Fund-16

                                     LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND

                          [COHEN & STREERS GLOBAL LOGO]

                            LVIP Cohen & Steers
                            Global Real Estate Fund
                              a series of Lincoln Variable
                              Insurance Products Trust
                            Annual Report
                            December 31, 2007





                                     LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND

LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND

INDEX



COMMENTARY                                                                1

DISCLOSURE OF FUND EXPENSES                                               2

COUNTRY AND SECTOR ALLOCATIONS AND  TOP 10 EQUITY HOLDINGS                3

STATEMENT OF NET ASSETS                                                   4

STATEMENT OF OPERATIONS                                                   7

STATEMENTS OF CHANGES IN NET ASSETS                                       7

FINANCIAL HIGHLIGHTS                                                      8

NOTES TO FINANCIAL STATEMENTS                                            10

REPORT OF INDEPENDENT REGISTERED PUBLIC  ACCOUNTING FIRM                 14

OTHER FUND INFORMATION                                                   15

OFFICER/TRUSTEE INFORMATION                                              16


LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND
2007 ANNUAL REPORT COMMENTARY

Managed by:
                                                                         ( LOGO)

The Fund returned (19.04%) (Standard Class shares with distributions reinvested) since inception on April 30, 2007 through December 31, 2007, while its benchmark, the FTSE EPRA/NAREIT Global Real Estate Index*, returned (13.07%).

Overall, the year was negative for global real estate securities, although the Asia Pacific region had a positive total return. Concerns over the credit crisis that first surfaced in the United States resulted in a general re-pricing of risk and a rapid deterioration of liquidity in the U.S. as well as Europe. In both regions, markets were rattled as the number of financial institutions announcing multi-billion dollar write-downs associated with exposure to asset-backed securities grew.

The Fund underperformed the benchmark for the period. Detractors included stock selection in the U.S. and Canada, along with our underweight in Australia, while we generally saw more attractive valuations and total return opportunities elsewhere in Asia. Our overweight in Hong Kong enhanced returns, but stock selection offset this somewhat, as we did not fully participate in Hong Kong initial public offerings by mainland China homebuilders. In our view, homebuilding is a riskier business model than ownership of commercial properties that have recurring cash flows. Our underweight in Austria also lifted returns; investors sold Austrian property company shares as poor structures and corporate governance began to affect returns to shareholders.

We were overweight the United Kingdom, Germany and Italy, which hindered performance, as did stock selection in Germany. In our view, U.K. REITs are among the world's most attractively priced real estate securities.

A broad recovery in property share prices is likely to hinge on how quickly and completely the global economy works through the liquidity and credit crises that escalated in 2007. Generally, we believe 2008 is likely to be characterized as a year in which 2007's monetary tightening gives way to easing. Likewise, we believe investors will come to recognize that property stocks may present an attractive investment opportunity in 2008, as economies benefit from lower interest rates and investors have more confidence in net asset values. In this environment, we remain more focused than ever on companies with strong managements, solid balance sheets and properties in the most desirable locations.

Joseph Harvey
James Corl
Cohen & Steers Capital Management, Inc.


Growth of $10,000 invested 4/30/07 through 12/31/07

(LINE GRAPH)

                                     LVIP COHEN
                                      & STEERS
                                    GLOBAL REAL
                                    ESTATE FUND
                                   SERVICE CLASS
                                       SHARES       FTEPNR GLOBAL
                                   -------------    -------------
4/30/07                               10000.00         10000.00
                                       9766.00         10081.70
                                       9045.00          9344.15
                                       8521.00          8880.77
                                       8769.00          9139.61
                                       9196.00          9685.66
                                       9358.00          9935.65
                                       8541.00          9169.21
12/31/07                               8083.00          8693.17




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Cohen & Steers Global Real Estate Fund Service Class shares on 4/30/07 (commencement of operations). Performance of the Standard Class shares would be different than Service Class shares as a result of lower expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $8,083. For comparison, look at how the FTSE EPRA/NAREIT Global Real Estate Index did over the same period. The same $10,000 investment would have decreased to $8,693. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

                                           Ended
Total returns on investment              12/31/07
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
Inception (4/30/07)                       -19.04%
-------------------------------------------------
Service Class Shares
-------------------------------------------------
Inception (4/30/07)                       -19.18%
-------------------------------------------------



* FTSE EPRA/NAREIT Global Real Estate Index is designed to represent general trends in eligible real estate equities worldwide.


                     LVIP Cohen & Steers Global Real Estate Fund-1

LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2007 TO DECEMBER 31, 2007

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES
The first section of the table, "Actual," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                  Expenses
                        Beginning      Ending                   Paid During
                         Account      Account     Annualized       Period
                          Value        Value        Expense      7/1/07 to
                          7/1/07      12/31/07      Ratios       12/31/07*
---------------------------------------------------------------------------
ACTUAL
Standard Class Shares   $1,000.00    $  894.60       0.85%         $4.06
Service Class Shares     1,000.00       893.50       1.10%          5.25
---------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares   $1,000.00    $1,020.92       0.85%         $4.33
Service Class Shares     1,000.00     1,019.66       1.10%          5.60
---------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                     LVIP Cohen & Steers Global Real Estate Fund-2

LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND

COUNTRY AND SECTOR ALLOCATIONS AND TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials


                                            PERCENTAGE
COUNTRY                                   OF NET ASSETS
-------------------------------------------------------
COMMON STOCK                                   98.34%
-------------------------------------------------------
Australia                                       8.54%
Austria                                         0.43%
Canada                                          1.26%
Finland                                         0.92%
France                                          5.79%
Germany                                         0.96%
Hong Kong                                      15.82%
Italy                                           0.80%
Japan                                          11.90%
Netherlands                                     0.54%
Norway                                          0.38%
Singapore                                       0.75%
Sweden                                          0.89%
United Kingdom                                 15.32%
United States                                  34.04%
-------------------------------------------------------
Short-Term Investments                          3.07%
TOTAL VALUE OF SECURITIES                     101.41%
-------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS                                 (1.41)%
-------------------------------------------------------
TOTAL NET ASSETS                              100.00%
-------------------------------------------------------




                                            PERCENTAGE
SECTOR                                    OF NET ASSETS
-------------------------------------------------------
Diversified REITs                             10.15%
Hotel, Resorts & Cruise Lines                  2.59%
Industrial REITs                               1.48%
Office REITs                                  14.13%
Real Estate Management & Development          41.59%
Residential REITs                              4.50%
Retail REITs                                  19.00%
Specialized REITs                              4.90%
-------------------------------------------------------
TOTAL                                         98.34%
-------------------------------------------------------





Holdings are for informational purposes only and are subject to change at any time.
They are not a recommendation to buy, sell, or hold any security.

                                            PERCENTAGE
TOP 10 EQUITY HOLDINGS                    OF NET ASSETS
-------------------------------------------------------
Mitsubishi Estate                              4.85%
Land Securities Group                          4.69%
Unibail-Rodamco                                4.62%
Mitsui Fudosan                                 4.04%
SL Green Realty                                3.49%
Derwent London                                 3.09%
Henderson Land Development                     2.89%
Sun Hung Kai Properties                        2.81%
Public Storage                                 2.77%
Macerich                                       2.62%
-------------------------------------------------------
TOTAL                                         35.87%
-------------------------------------------------------





ABBREVIATIONS:
REITs-Real Estate Investment Trusts


                     LVIP Cohen & Steers Global Real Estate Fund-3

LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND
STATEMENT OF NET ASSETS
December 31, 2007



                                      NUMBER OF        VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK-98.34%
     AUSTRALIA-8.54%
     CFS Retail Property Trust.....     717,340    $  1,471,188
     Commonwealth Property Office
      Fund........................    1,795,653       2,431,521
     DB RREEF Trust................     527,920         925,391
     Goodman Group.................     430,198       1,843,760
     GPT Group.....................     846,088       2,995,877
     Mirvac Group..................     241,262       1,268,724
     Stockland.....................     187,612       1,384,522
     Tishman Speyer Office Fund....     488,076         695,133
     Westfield Group...............     153,493       2,825,108
                                                   ------------
                                                     15,841,224
                                                   ------------
     AUSTRIA-0.43%
  +  CA Immobilien Anlagen.........      35,483         792,294
                                                   ------------
                                                        792,294
                                                   ------------
     CANADA-1.26%
     Brookfield Properties.........     121,140       2,331,945
                                                   ------------
                                                      2,331,945
                                                   ------------
     FINLAND-0.92%
     Citycon.......................     164,400         875,727
     Sponda........................      69,258         825,784
                                                   ------------
                                                      1,701,511
                                                   ------------
     FRANCE-5.79%
     Icade.........................       5,043         750,694
     Mercialys.....................      13,163         502,728
     Societe Immobiliere de
      Location pour I'Industrie et
      le Commerce.................        6,230         911,843
     Unibail-Rodamco...............      39,158       8,567,506
                                                   ------------
                                                     10,732,771
                                                   ------------
     GERMANY-0.96%
  +  Alstria Office REIT...........      37,259         554,633
     Deutsche Wohnen...............      14,454         455,845
     Eurocastle Investment.........       8,467         206,975
     IVG Immobilien................      17,119         568,874
                                                   ------------
                                                      1,786,327
                                                   ------------
     HONG KONG-15.82%
     Cheung Kong Holdings..........      78,795       1,456,978
     Great Eagle Holdings..........     747,625       2,794,546
     Henderson Land Development....     568,524       5,354,630
     Hongkong Land Holdings........     970,000       4,791,800
     Hysan Development.............     696,734       1,987,861
     Kerry Properties..............      51,500         413,730
     New World China Land..........   1,543,483       1,385,444
     Shagri-La Asia................     538,814       1,692,754
     Sino Land.....................     484,777       1,721,911
  +  Sino-Ocean Land Holdings......         491             608
     Sun Hung Kai Properties.......     245,842       5,220,419
     Wharf Holdings................     481,798       2,523,749
                                                   ------------
                                                     29,344,430
                                                   ------------
     ITALY-0.80%
     Beni Stabili..................   1,369,900       1,486,429
                                                   ------------
                                                      1,486,429
                                                   ------------
     JAPAN-11.90%
     Aeon Mall.....................      79,800       2,110,921
     DA Office Investment..........          56         363,558
     Heiwa Real Estate.............     140,500         894,503
     Kenedix Realty Investment.....          86         575,287
     Mitsubishi Estate.............     372,000       8,989,775
     Mitsui Fudosan................     344,000       7,495,695
     Nomura Real Estate Office
      Fund........................           79         750,897
     Sumitomo Realty &
      Development.................       33,000         818,194
     Tokyo Tatemono................       7,000          66,410
                                                   ------------
                                                     22,065,240
                                                   ------------
     NETHERLANDS-0.54%
     Corio.........................      12,416       1,003,843
                                                   ------------
                                                      1,003,843
                                                   ------------
     NORWAY-0.38%
     Norwegian Property............      58,236         712,613
                                                   ------------
                                                        712,613
                                                   ------------
     SINGAPORE-0.75%
     CapitaCommerical Trust........     545,000         922,543
     CapitaLand....................     107,000         465,427
                                                   ------------
                                                      1,387,970
                                                   ------------
     SWEDEN-0.89%
     Castellum.....................     158,679       1,650,426
                                                   ------------
                                                      1,650,426
                                                   ------------
     UNITED KINGDOM-15.32%
     British Land..................     211,920       3,981,058
     Derwent London................     204,176       5,728,019
     Great Portland Estates........     346,878       3,232,322
     Hammerson.....................     157,903       3,200,042
     Helical Bar...................     132,511         835,912
     Land Securities Group.........     290,367       8,694,120
     Segro.........................     293,832       2,743,861
                                                   ------------
                                                     28,415,334
                                                   ------------

                     LVIP Cohen & Steers Global Real Estate Fund-4

LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND
STATEMENT OF NET ASSETS (CONTINUED)


                                      NUMBER OF        VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     UNITED STATES-34.04%
     Apartment Investment &
      Management Class A..........       22,578    $    784,134
     AvalonBay Communities.........      25,159       2,368,468
     BioMed Realty Trust...........      87,175       2,019,845
     Boston Properties.............      37,786       3,469,133
     BRE Properties................      39,370       1,595,666
     Developers Diversified
      Realty......................       41,344       1,583,062
     Douglas Emmett................      54,793       1,238,870
     Equity Residential............      74,966       2,734,010
     duPont Fabros Technology......      20,000         392,000
     Federal Realty Investment
      Trust.......................       36,493       2,997,900
     Forest City Enterprises Class
      A...........................       31,169       1,385,150
     General Growth Properties.....      75,597       3,113,084
     Host Hotels & Resorts.........     188,230       3,207,439
     Kilroy Realty.................      38,159       2,097,219
     LaSalle Hotel Properties......      23,448         747,991
     Liberty Property Trust........      20,013         576,575
     Macerich......................      68,373       4,858,585
     Mack-Cali Realty..............      24,286         825,724
     Maguire Properties............      57,725       1,701,156
     ProLogis......................      14,372         910,897
     Public Storage................      69,869       5,129,083
     Regency Centers...............      19,267       1,242,529
     Simon Property Group..........      34,922       3,033,325
     SL Green Realty...............      69,193       6,466,778
     Starwood Hotels & Resorts
      Worldwide...................       70,624       3,109,575
     Sunstone Hotel Investors......      38,869         710,914
     UDR...........................      43,153         856,587
     Vornado Realty Trust..........      45,269       3,981,409
                                                   ------------
                                                     63,137,108
                                                   ------------
     TOTAL COMMON STOCK
      (COST $204,851,544).........                  182,389,465
                                                   ------------
     SHORT-TERM INVESTMENT-3.07%
     MONEY MARKET INSTRUMENTS-3.07%
     Dreyfus Cash Management.......   5,694,064       5,694,064
                                                   ------------
     TOTAL SHORT-TERM INVESTMENT
      (COST $5,694,064)...........                   5,694,064
                                                   ------------





TOTAL VALUE OF SECURITIES-101.41% (COST $210,333,815).........................    188,083,529
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(1.41)%.......................     (2,622,468)
                                                                                 ------------
NET ASSETS APPLICABLE TO 23,037,136 SHARES OUTSTANDING-100.00%................   $185,461,061
                                                                                 ============
NET ASSET VALUE-LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND STANDARD CLASS
  ($151,253,596 / 18,787,103 SHARES)..........................................         $8.051
                                                                                       ======
NET ASSET VALUE-LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND SERVICE CLASS
  ($34,207,465 / 4,250,033 SHARES)............................................         $8.049
                                                                                       ======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par)................   $209,414,781
Undistributed net investment income...........................................        520,403
Accumulated net realized loss on investments..................................     (2,222,977)
Net unrealized depreciation of investments and foreign currencies.............    (22,251,146)
                                                                                 ------------
Total net assets..............................................................   $185,461,061
                                                                                 ============




----------
- Securities have been classified by country of origin. Classification by type of business has been presented on page 3 in "Country and Sector Allocations and Top 10 Equity Holdings."

+ Non-income producing security for the year ended December 31, 2007.


                     LVIP Cohen & Steers Global Real Estate Fund-5

LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND
STATEMENT OF NET ASSETS (CONTINUED)


SUMMARY OF ABBREVIATIONS:
EUR-European Monetary Unit
HKD-Hong Kong Dollar
JPY-Japanese Yen
REIT-Real Estate Investment Trust
SGD-Singapore Dollar
USD -United States Dollar

The following foreign currency exchange contracts were outstanding at December 31, 2007:

FOREIGN CURRENCY EXCHANGE CONTRACTS(1)

                                                                       UNREALIZED
    CONTRACTS TO                                                      APPRECIATION
 RECEIVE (DELIVER)        IN EXCHANGE FOR       SETTLEMENT DATE      (DEPRECIATION)
-------------------      -----------------      ---------------      --------------
EUR          (5,794)     USD         8,492           1/3/08               $  35
HKD       1,999,357      USD      (256,279)          1/2/08                  99
JPY        (783,605)     USD         6,847           1/4/08                (181)
JPY      (1,467,060)     USD        12,897           1/7/08                (266)
SGD        (114,349)     USD        78,850           1/2/08                (479)
SGD         533,950      USD      (369,439)          1/2/08                 986
                                                                          -----
                                                                          $ 194
                                                                          =====




----------
The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

(1) See Note 7 in "Notes to Financial Statements."

                             See accompanying notes


                     LVIP Cohen & Steers Global Real Estate Fund-6

LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND
STATEMENT OF OPERATIONS
April 30, 2007* to December 31, 2007


INVESTMENT INCOME:
Dividends............................   $  2,722,633
Interest.............................        271,468
Foreign tax withheld.................       (162,628)
                                        ------------
                                           2,831,473
                                        ------------
EXPENSES:
Management fees......................        982,793
Accounting and administration
 expenses...........................          74,919
Custodian fees.......................         57,695
Distribution expenses-Service Class..         28,642
Professional fees....................         25,190
Reports and statements to
 shareholders.......................          12,837
Trustees' fees.......................            454
Other................................          3,684
                                        ------------
                                           1,186,214
Less management fee waived...........       (227,478)
Less expenses waived.................        (29,983)
Less expense paid indirectly.........        (24,699)
                                        ------------
Total operating expenses.............        904,054
                                        ------------
NET INVESTMENT INCOME................      1,927,419
                                        ------------
NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments..........................     (1,895,101)
Foreign currencies...................       (754,969)
                                        ------------
Net realized loss....................     (2,650,070)
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies.........................     (22,251,146)
                                        ------------
NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN
 CURRENCIES.........................     (24,901,216)
                                        ------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS....................    $(22,973,797)
                                        ============




----------
* Date of commencement of operations.

                             See accompanying notes


LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND
STATEMENT OF CHANGES IN NET ASSETS



                                          4/30/07*
                                             TO
                                          12/31/07
                                        ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
Net investment income................   $  1,927,419
Net realized loss on investments and
 foreign currencies.................      (2,650,070)
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies.........................     (22,251,146)
                                        ------------
Net decrease in net assets resulting
 from operations....................     (22,973,797)
                                        ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class.....................        (862,071)
 Service Class......................        (117,852)
                                        ------------
                                            (979,923)
                                        ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class.....................     224,232,347
 Service Class......................      40,723,228
Net asset value of shares issued upon
 reinvestment of dividends and
 distributions:
 Standard Class.....................         852,810
 Service Class......................         117,818
                                        ------------
                                         265,926,203
                                        ------------
Cost of shares repurchased:
 Standard Class.....................     (53,315,673)
 Service Class......................      (3,195,749)
                                        ------------
                                         (56,511,422)
                                        ------------
Increase in net assets derived from
 capital share transactions.........     209,414,781
                                        ------------
NET INCREASE IN NET ASSETS...........    185,461,061
NET ASSETS:
Beginning of period..................             --
                                        ------------
End of period (including
 undistributed net investment income
 of $520,403).......................    $185,461,061
                                        ============




----------
* Date of commencement of operations.

                             See accompanying notes


                     LVIP Cohen & Steers Global Real Estate Fund-7

LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout the period were as follows:


                                                         LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND
                                                                        STANDARD CLASS
                                                                          4/30/07(1)
                                                                              TO
                                                                           12/31/07
                                                         -------------------------------------------
Net asset value, beginning of period..................                     $ 10.000

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)..............................                        0.111
Net realized and unrealized loss on investments and
 foreign currencies..................................                        (2.013)
                                                                           --------
Total from investment operations......................                       (1.902)
                                                                           --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.................................                       (0.047)
                                                                           --------
Total dividends and distributions.....................                       (0.047)
                                                                           --------

Net asset value, end of period........................                     $  8.051
                                                                           ========

Total return(3).......................................                      (19.04%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)...............                     $151,254
Ratio of expenses to average net assets...............                        0.85%
Ratio of expenses to average net assets prior to
 expense limitation and expenses paid indirectly.....                         1.10%
Ratio of net investment income to average net assets..                        1.89%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid
 indirectly..........................................                         1.64%
Portfolio turnover....................................                          84%



----------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
    Total investment return reflects waivers of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes


                     LVIP Cohen & Steers Global Real Estate Fund-8

LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout the period were as follows:


                                                         LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND
                                                                        SERVICE CLASS
                                                                          4/30/07(1)
                                                                              TO
                                                                           12/31/07
                                                         -------------------------------------------
Net asset value, beginning of period..................                     $ 10.000

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)..............................                        0.097
Net realized and unrealized loss on investments and
 foreign currencies..................................                        (2.013)
                                                                           --------
Total from investment operations......................                       (1.916)
                                                                           --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.................................                       (0.035)
                                                                           --------
Total dividends and distributions.....................                       (0.035)
                                                                           --------

Net asset value, end of period........................                     $  8.049
                                                                           ========

Total return(3).......................................                      (19.18%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)...............                     $ 34,207
Ratio of expenses to average net assets...............                        1.10%
Ratio of expenses to average net assets prior to
 expense limitation and expenses paid indirectly.....                         1.35%
Ratio of net investment income to average net assets..                        1.64%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid
 indirectly..........................................                         1.39%
Portfolio turnover....................................                          84%



----------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
    Total investment return reflects waivers of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes


                     LVIP Cohen & Steers Global Real Estate Fund-9

LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 31 series. These financial statements and the related notes pertain to the LVIP Cohen & Steers Global Real Estate Fund (the "Fund"). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is total return through a combination of current income and long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation-Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust are allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITS) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the expense offset shown as "expense paid indirectly."


                    LVIP Cohen & Steers Global Real Estate Fund-10

LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Lincoln Investment Advisors Corporation (LIA) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. LIA is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIA receives a management fee at an annual rate of 0.95% of the average daily net assets of the Fund.

LIA has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund's annual operating expenses (excluding distribution fees) exceed 0.85% of average daily net assets. The agreement will continue at least through April 30, 2008, and renew automatically for one-year terms unless LIA provides written notice of termination to the Fund.

LIA has also contractually agreed to waive the following portion of its advisory fee for the Fund: 0.22% of the first $250 million of average daily net assets of the Fund and 0.32% of the excess over $250 million of average daily net assets of the Fund. The fee waiver will continue at least through April 30, 2008, and renews automatically for one-year terms unless LIA provides written notice of termination to the Fund.

Cohen & Steers Capital Management, Inc. (the "Sub-Advisor") is responsible for the day-to-day management of the Fund's investment portfolio. For these services, LIA, not the Fund, pays the Sub-Advisor at the annual rate of 0.55% for the first $150 million of the Fund's average daily net assets; 0.45% of the next $100 million of the Fund's average daily net assets; and 0.35% of the excess of the Fund's average daily net assets over $250 million.

Effective October 1, 2007, Mellon Bank, N.A. provides fund accounting and financial administration services to the Fund. For these services, the Fund pays Mellon a monthly fee based on average net assets, subject to certain minimums.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets. Prior to October 1, 2007, DSC provided fund accounting and financial administration to the Fund for which it received a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2007, the Fund was charged $51,832 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative support necessary for the operation of the Fund. For these services, the Trust was charged $553,000 for the year ended December 31, 2007, which was allocated to the funds based on average net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2007, fees for administrative and support services amounted to $3,794 and $2,257, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2007, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIA..........   $117,150
Fees Payable to DSC.....................        401
Distribution Fees Payable to LFD........      7,079


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the period ended December 31, 2007, the Fund made purchases of $292,442,602 and sales of $85,237,828 of investment securities other than short-term investments.

At December 31, 2007, the cost of investments for federal income tax purposes was $212,669,853. At December 31, 2007, net unrealized depreciation was $24,586,324 of which $6,112,976 related to unrealized appreciation of investments and $30,699,300 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period ended December 31, 2007 was as follows:

                                           4/30/07*
                                              TO
                                           12/31/07
                                           --------
Ordinary income.........................   $979,923



----------
* Date of commencement of operations.


                    LVIP Cohen & Steers Global Real Estate Fund-11

LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5.  COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest.........   $209,414,781
Undistributed ordinary income.........      2,020,397
Post-October losses...................       (690,421)
Post-October currency losses..........        (51,339)
Capital loss carryforwards............       (645,585)
Unrealized depreciation of investments
  and foreign currencies..............    (24,586,772)
                                         ------------
Net assets............................   $185,461,061
                                         ============



For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2007 will expire as follows: $645,585 expires in 2015.

The differences between book basis and tax basis components of net assets are primarily attributable to mark-to-market of foreign currency contracts, tax deferral of wash sales and tax treatment of passive foreign investment companies (PFICs).

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2007 through December 31, 2007 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of PFICs and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the period ended December 31, 2007, the Fund recorded the following reclassifications:

 UNDISTRIBUTED     ACCUMULATED
NET INVESTMENT    NET REALIZED
    INCOME            LOSS
--------------    ------------
  $(427,093)        $427,093


6. CAPITAL SHARES
Transactions in capital shares were as follows:

                                          4/30/07*
                                             TO
                                          12/31/07
                                          --------
Shares sold:
 Standard Class.......................   24,746,335
 Service Class........................    4,605,542
Shares issued upon reinvestment of
  dividends and distributions:
 Standard Class.......................      101,308
 Service Class........................       13,996
                                         ----------
                                         29,467,181
                                         ----------
Shares repurchased:
 Standard Class.......................   (6,060,540)
 Service Class........................     (369,505)
                                         ----------
                                         (6,430,045)
                                         ----------
Net increase...........................  23,037,136
                                         ==========




----------
* Commenced operations on April 30, 2007.

7. FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


                    LVIP Cohen & Steers Global Real Estate Fund-12

LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




7. FOREIGN CURRENCY EXCHANGE CONTRACTS (CONTINUED)

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the statement of net assets.

8. MARKET RISK
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund concentrates its investments in the real estate industry and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

9. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                    LVIP Cohen & Steers Global Real Estate Fund-13

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
LVIP Cohen & Steers Global Real Estate Fund

We have audited the accompanying statement of net assets of the LVIP Cohen & Steers Global Real Estate Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2007, and the related statement of operations, statement of changes in net assets, and financial highlights for the period April 30, 2007 (commencement of operations) to December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Cohen & Steers Global Real Estate Fund of Lincoln Variable Insurance Products Trust at December 31, 2007, and the results of its operations, the changes in its net assets, and its financial highlights for the period April 30, 2007 (commencement of operations) to December 31, 2007, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 14, 2008


                    LVIP Cohen & Steers Global Real Estate Fund-14

LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2007, the Fund designates dividends and distributions paid during the year as follows:

     (A)              (B)
  LONG-TERM         ORDINARY
 CAPITAL GAIN        INCOME           TOTAL
DISTRIBUTIONS    DISTRIBUTIONS    DISTRIBUTIONS
 (TAX BASIS)      (TAX BASIS)      (TAX BASIS)
-------------    -------------    -------------
      --              100%             100%



----------
(A) and (B) are based on a percentage of the Fund's total distributions.

The Fund intends to pass through foreign tax credits in the maximum amount of $16,517. The gross foreign source income earned during the fiscal year 2007 by the Fund was $1,593,347.


                    LVIP Cohen & Steers Global Real Estate Fund-15

OFFICER/TRUSTEE INFORMATION FOR LINCOLN VIP TRUST


                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Kelly D.               Chairman,        Chairman since    Vice President, The Lincoln National             32        Lincoln
Clevenger(1)           President        August 1995;      Life Insurance Company.  Executive Vice                    Retirement
1300 S. Clinton        and Trustee      President and     President, Lincoln Retirement Services                     Services
Street                                  Trustee since     Company, LLC; Second Vice President,                       Company,
Fort Wayne, IN 46802                    November 1994     Lincoln Life & Annuity Company of New                      LLC
YOB: 1952                                                 York
Michael D. Coughlin    Trustee          Trustee since     Management Consultant, Coughlin                  32        Merrimack
1300 S. Clinton                         April 2007        Associates                                                 County
Street                                                                                                               Savings Bank;
Fort Wayne, IN 46802                                                                                                 Trustee of
YOB: 1942                                                                                                            Merrimack
                                                                                                                     Bankcorp, MHC.
Nancy L. Frisby        Trustee          Trustee since     Formerly: Senior Vice President and              32        N/A
1300 S. Clinton                         April 1992        Chief Financial Officer, DeSoto Memorial
Street                                                    Hospital
Fort Wayne, IN 46802
YOB: 1941
Elizabeth S. Hager     Trustee          Trustee since     Executive Director of United Way of              32        N/A
1300 S. Clinton                         April 2007        Merrimack County; Representative, New
Street                                                    Hampshire House of Representatives
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon          Trustee          Trustee since     Professor of Economics and Management,           32        N/A
1300 S. Clinton                         February 2006;    DePauw University
Street                                  Formerly:
Fort Wayne, IN 46802                    Advisory
YOB: 1948                               Trustee since
                                        November  2004
Thomas D. Rath         Trustee          Trustee since     Partner, Rath, Young and Pignatelli              32        Associated
1300 S. Clinton                         April 2007                                                                   Grocers
Street                                                                                                               of New England
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella      Trustee          Trustee since     President Emeritus, Indiana Health               32        Advisory Board
1300 S. Clinton                         February 1998     Association, Formerly: President,                          of
Street                                                    Indiana Hospital & Health Association                      Harris Bank
Fort Wayne, IN 46802
YOB: 1943
David H. Windley       Trustee          Trustee since     Retired Director of Blue & Co., LLC.             32        Meridian
1300 S. Clinton                         August 2004                                                                  Investment
Street                                                                                                               Advisors, Inc.
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary        Secretary since   Secretary, Lincoln VIP Trust; Formerly:         N/A        N/A
1300 S. Clinton                         February 1995     Secretary and Assistant Vice President,
Street                                                    The Lincoln National Life Insurance
Fort Wayne, IN 46802                                      Company
YOB: 1954
William P. Flory,      Second Vice      Second Vice       Second Vice President and Director of           N/A        N/A
Jr.(1)                 President and    President since   Separate Account Operations and Mutual
1300 S. Clinton        Chief            August 2007;      Fund Administration, The Lincoln
Street                 Accounting       Chief             National Life Insurance Company;
Fort Wayne, IN 46802   Officer          Accounting        Formerly: Second Vice President and
YOB: 1961                               Officer           Director of Corporate Procurement and
                                        since May 2006    Assistant Vice President of Separate
                                                          Account Operations and Mutual Fund
                                                          Administration, The Lincoln National
                                                          Life Insurance Company
Rise' C.M. Taylor(1)   Vice President   Vice President    Vice President and Treasurer, The               N/A        N/A
1300 S. Clinton        and              since August      Lincoln National Life Insurance Company;
Street                 Treasurer        2003 and          Vice President and Treasurer, Lincoln
Fort Wayne, IN 46802                    Treasurer since   Life & Annuity Company of New York
YOB: 1967                               May 2006;
                                        Formerly:
                                        Assistant
                                        Treasurer since
                                        August 2003
Kevin J. Adamson(1)    Second Vice      Second Vice       Second Vice President, Director of Funds        N/A        N/A
1300 S. Clinton        President        President since   Managements, The Lincoln National Life
Street                                  May 2006          Insurance Company; Formerly: Director of
Fort Wayne, IN 46802                                      Financial Operations, Swiss Re/Lincoln
YOB: 1966                                                 Re

                    LVIP Cohen & Steers Global Real Estate Fund-16

                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John A. Weston(1)      Chief            Chief             Vice President for Fund and Advisor             N/A        N/A
1300 S. Clinton        Compliance       Compliance        Compliance, The Lincoln National Life
Street                 Officer          Officer since     Insurance Company; Treasurer, Jefferson
Fort Wayne, IN 46802                    May 2007          Pilot Variable Fund, Inc.
YOB: 1959
Michael Schulitz(1)    Second Vice      Second Vice       Second Vice President, Product                  N/A        N/A
1300 S. Clinton        President        President since   Marketing, The Lincoln National Life
Street                                  August 2007       Insurance Company
Fort Wayne, IN 46802
YOB: 1968
David Weiss(1)         Assistant Vice   Assistant Vice    Assistant Vice President, Funds                 N/A        N/A
1300 S. Clinton        President        President since   Management Research, The Lincoln
Street                                  August 2007       National Life Insurance Company;
Fort Wayne, IN 46802                                      Formerly:  Director, Funds Management
YOB: 1976                                                 Research; Mutual Fund/Securities
                                                          Analyst; Senior Mutual Fund Analyst,
                                                          Jefferson Pilot Corp.



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                    LVIP Cohen & Steers Global Real Estate Fund-17

                                                         LVIP DELAWARE BOND FUND

                            [DELAWARE BOND FUND LOGO]

                            LVIP Delaware Bond Fund
                              a series of Lincoln Variable
                              Insurance Products Trust
                            Annual Report
                            December 31, 2007





                                                         LVIP DELAWARE BOND FUND


                                                            (FORMERLY BOND FUND)

LVIP DELAWARE BOND FUND

INDEX



COMMENTARY                                                                 1

DISCLOSURE OF FUND EXPENSES                                                2

SECTOR ALLOCATION AND CREDIT QUALITY BREAKDOWN                             3

STATEMENT OF NET ASSETS                                                    4

STATEMENT OF ASSETS AND LIABILITIES                                       15

STATEMENT OF OPERATIONS                                                   16

STATEMENTS OF CHANGES IN NET ASSETS                                       16

FINANCIAL HIGHLIGHTS                                                      17

NOTES TO FINANCIAL STATEMENTS                                             19

REPORT OF INDEPENDENT REGISTERED PUBLIC  ACCOUNTING FIRM                  23

OTHER FUND INFORMATION                                                    24

OFFICER/TRUSTEE INFORMATION                                               25


LVIP DELAWARE BOND FUND
2007 ANNUAL REPORT COMMENTARY

Managed by:
                                                                         ( LOGO)

The Fund returned 5.45% (Standard Class Shares with distributions reinvested) for the fiscal year ended December 31, 2007, while its benchmark, the Lehman Brothers Aggregate Bond Index, returned 6.97%.

The high quality bond market produced solid returns in 2007 as Treasury rates fell significantly. The shape of the Treasury curve steepened as short-term rates fell by as much as 1.8% and long-term rates fell by 0.4% to 0.8%. Rates were volatile during the year, but ultimately a deepening U.S. housing slump and the related subprime crisis touched off global market turmoil, a reevaluation of risk and leverage, a still developing credit crunch and a flight to quality in bonds, and a strong reaction by the Federal Reserve and other central banks led to lower Treasury yields. By the end of the year, the Fed had cut its fed funds target rate by 1.0% to 4.25% and had taken a series of steps to supply liquidity to the broad financial markets, especially the short-term markets.

In this environment, every type of spread product lagged Treasury returns. Investment grade credit markets experienced their worst relative performance on record as financial firms were weakened by a loss of confidence in the value of many types of debt collateral, and as the year progressed, general economic concerns led to a weaker profit outlook across most industries. Asset-backed securities, directly affected by the subprime crisis, and high yield corporates had only marginally positive returns for the year while government mortgage-backed securities suffered slightly from market illiquidity.

Under these conditions, the Fund, which tends to emphasize the long-term return benefits and the security specific valuation opportunities of spread sectors like corporates and mortgages, lagged its benchmark index. The Fund's sector allocation, with an underweighting in Treasuries, a small exposure to high yield corporates and an overweighting in asset-backed securities, detracted from relative performance. Security selection also hurt returns in both asset-backed issues and financials. The Fund benefited from our slightly longer than benchmark duration position, our bias to a steepening yield curve and our Treasury Inflation Protected Security (TIPS) holdings.

Looking forward, we have positioned the Fund with the anticipation of prolonged economic weakness and market volatility. Our investment decision making process, by emphasizing risk management along with fundamental, in-depth security research, has been focused on receiving adequate returns for risks taken.

Roger A. Early, CPA, CFA, CFP(R)
Thomas H. Chow, CFA
Delaware Investments


Growth of $10,000 invested 12/31/97 through 12/31/07

(LINE GRAPH)

                                    LVIP DELAWARE
                                      BOND FUND      LEHMAN BROTHERS
                                   STANDARD CLASS     AGGREGATE BOND
                                       SHARES             INDEX
                                   --------------    ---------------
12/31/97                              10000.00           10000.00
                                      10956.30           10868.70
                                      10598.20           10779.40
                                      11752.80           12032.60
                                      12831.60           13048.60
                                      14131.80           14386.70
                                      15161.00           14977.20
                                      15964.80           15627.00
                                      16386.20           16006.60
                                      17158.60           16700.30
12/31/07                              18094.60           17863.80




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Bond Fund Standard Class shares on 12/31/97. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $18,095. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. The same $10,000 investment would have grown to $17,864. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns               Ended
on investment                            12/31/07
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
One Year                                   +5.45%
-------------------------------------------------
Five Years                                 +5.07%
-------------------------------------------------
Ten Years                                  +6.11%
-------------------------------------------------
Service Class Shares
-------------------------------------------------
One Year                                   +5.17%
-------------------------------------------------
Inception (5/15/03)                        +4.02%
-------------------------------------------------



* The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.


                            LVIP Delaware Bond Fund-1

LVIP DELAWARE BOND FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2007 TO DECEMBER 31, 2007

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions: redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                  Expenses
                        Beginning      Ending                   Paid During
                         Account      Account     Annualized       Period
                          Value        Value        Expense      7/1/07 to
                          7/1/07      12/31/07       Ratio       12/31/07*
---------------------------------------------------------------------------
ACTUAL
Standard Class Shares   $1,000.00    $1,044.40       0.40%         $2.06
Service Class Shares     1,000.00     1,043.10       0.65%          3.35
---------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares   $1,000.00    $1,023.19       0.40%         $2.04
Service Class Shares     1,000.00     1,021.93       0.65%          3.31
---------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                            LVIP Delaware Bond Fund-2

LVIP DELAWARE BOND FUND

SECTOR ALLOCATION AND CREDIT QUALITY BREAKDOWN
AS OF DECEMBER 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.


                                            PERCENTAGE
SECTOR                                    OF NET ASSETS
-------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE
  OBLIGATIONS                                   4.00%
-------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES              16.70%
-------------------------------------------------------
AGENCY OBLIGATIONS                              4.21%
-------------------------------------------------------
COLLATERALIZED DEBT OBLIGATION                  0.02%
-------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES           6.28%
-------------------------------------------------------
CONVERTIBLE BONDS                               0.47%
-------------------------------------------------------
CORPORATE BONDS                                19.82%
-------------------------------------------------------
Auto Components                                 0.10%
Automobiles                                     0.22%
Beverages                                       0.53%
Biotechnology                                   0.32%
Building Products                               0.15%
Capital Markets                                 0.77%
Chemicals                                       0.31%
Commercial Banks                                1.69%
Commercial Services & Supplies                  0.44%
Consumer Finance                                0.24%
Diversified Financial Services                  0.93%
Diversified Telecommunications
  Services                                      0.70%
Electric Utilities                              1.33%
Food & Staples Retailing                        0.41%
Food Products                                   0.15%
Gas Utilities                                   0.57%
Health Care Equipment & Supplies                0.41%
Health Care Providers & Services                1.05%
Hotels, Restaurants & Leisure                   0.28%
Household Durables                              0.31%
Household Products                              0.11%
Independent Power Producers & Energy
  Traders                                       0.25%
Industrial Conglomerates                        0.44%
Insurance                                       0.83%
IT Services                                     0.10%
Marine                                          0.11%
Media                                           1.34%
Metals & Mining                                 0.01%
Office Electronics                              0.08%
Oil, Gas & Consumable Fuels                     2.01%
Paper & Forest Products                         0.12%
Pharmaceuticals                                 1.47%
Real Estate Investment Trusts                   0.35%
Road & Rail                                     0.65%
Semiconductors & Semiconductor
  Equipment                                     0.05%
Thrift & Mortgage Finance                       0.32%
Wireless Telecommunication Services             0.67%
-------------------------------------------------------
MUNICIPAL BONDS                                 1.36%
-------------------------------------------------------
NON-AGENCY ASSET-BACKED SECURITIES             13.37%
-------------------------------------------------------
NON-AGENCY COLLATERALIZED MORTGAGE
  OBLIGATIONS                                  16.98%
-------------------------------------------------------
U.S. TREASURY OBLIGATIONS                      19.21%
-------------------------------------------------------
CONVERTIBLE PREFERRED STOCK                     0.18%
-------------------------------------------------------
PREFERRED STOCK                                 0.20%
-------------------------------------------------------
WARRANT                                         0.00%
-------------------------------------------------------
DISCOUNTED COMMERCIAL PAPER                     2.92%
-------------------------------------------------------
TOTAL VALUE OF SECURITIES                     105.72%
-------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS                                 (5.72%)
-------------------------------------------------------
TOTAL NET ASSETS                              100.00%
-------------------------------------------------------


CREDIT QUALITY BREAKDOWN (AS A % OF FIXED INCOME
INVESTMENTS)
-------------------------------------------------------
AAA                                            74.67%
AA                                              8.67%
A                                               7.53%
BBB                                             7.66%
BB                                              0.69%
B                                               0.69%
CCC                                             0.09%
-------------------------------------------------------
TOTAL                                         100.00%
-------------------------------------------------------





                            LVIP Delaware Bond Fund-3

LVIP DELAWARE BOND FUND
STATEMENT OF NET ASSETS
December 31, 2007



                                                           PRINCIPAL
                                                            AMOUNT         VALUE
                                                           (U.S. $)      (U.S. $)
     AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS-4.00%
     Fannie Mae
      Series 2003-122 AJ
      4.50% 2/25/28...................................   $  1,247,346  $  1,229,235
      Series 2005-110 MB
      5.50% 9/25/35...................................      2,934,803     2,988,833
      Series 2005-67 EY
      5.50% 8/25/25...................................      2,025,000     2,037,689
     Fannie Mae Grantor Trust
      Series 2001-T8 A2
      9.50% 7/25/41...................................        665,697       726,784
     Fannie Mae Whole Loan
      Series 2004-W9 2A1
      6.50% 2/25/44...................................      1,470,518     1,534,572
     FHLMC Structured Pass Through Securities
      Series T-58 2A
      6.50% 9/25/43...................................      1,119,711     1,169,493
    -Series T-60 1A4C
      5.395% 3/25/44..................................      2,713,005     2,734,448
     Freddie Mac
      Series 2557 WE
      5.00% 1/15/18...................................      4,000,000     4,012,925
      Series 2662 MA
      4.50% 10/15/31..................................      2,332,357     2,310,781
      Series 2694 QG
      4.50% 1/15/29...................................      3,885,000     3,837,645
      Series 2872 GC
      5.00% 11/15/29..................................      3,005,000     3,002,318
      Series 2890 PC
      5.00% 7/15/30...................................      3,780,000     3,779,987
      Series 2915 KP
      5.00% 11/15/29..................................      2,920,000     2,918,207
      Series 3005 ED
      5.00% 7/15/25...................................      4,085,000     3,979,332
      Series 3022 MB
      5.00% 12/15/28..................................      5,770,000     5,801,594
      Series 3063 PC
      5.00% 2/15/29...................................      3,900,000     3,933,781
      Series 3113 QA
      5.00% 11/15/25..................................      4,824,696     4,841,291
      Series 3131 MC
      5.50% 4/15/33...................................      2,580,000     2,612,611
      Series 3173 PE
      6.00% 4/15/35...................................      2,715,000     2,763,758
      Series 3337 PB
      5.50% 7/15/30...................................      3,000,000     3,042,711
     Government National Mortgage Association
      Series 2002-61 BA
      4.648% 3/16/26..................................        429,082       430,076
      Series 2003-5 B
      4.486% 10/16/25.................................      3,580,000     3,576,821
                                                                       ------------
     TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
      (COST $62,526,059)..............................                   63,264,892
                                                                       ------------
     AGENCY MORTGAGE-BACKED SECURITIES-16.70%
     Fannie Mae
      6.50% 8/1/17....................................      1,096,200     1,128,651
     Fannie Mae Relocation 15 yr
      4.00% 9/1/20....................................      4,997,213     4,796,275
     Fannie Mae Relocation 30 yr
      4.00% 3/1/35....................................      2,898,847     2,695,762
      5.00% 1/1/34....................................      1,010,611       993,787
      5.00% 10/1/35...................................      2,968,978     2,917,912
      5.00% 2/1/36....................................      4,597,729     4,517,349
     Fannie Mae S.F. 15 yr TBA
      4.50% 1/1/23....................................      7,390,000     7,274,531
      5.00% 1/1/23....................................     13,500,000    13,514,769
      5.50% 1/1/23....................................      7,820,000     7,921,418
      6.00% 1/1/23....................................     20,745,000    21,227,964
     Fannie Mae S.F. 30 yr
      5.50% 3/1/29....................................      2,214,302     2,222,487
      5.50% 4/1/29....................................      3,829,976     3,844,133
      5.50% 6/1/37....................................     55,320,265    55,257,926
      5.50% 12/1/37...................................      1,279,872     1,278,430
      6.00% 12/1/37...................................     25,632,563    26,031,373
      6.50% 9/1/36....................................     13,009,980    13,374,812
      6.50% 11/1/37...................................      9,231,660     9,489,552
      6.50% 12/1/37...................................      8,750,020     8,994,457
      7.50% 4/1/32....................................         35,433        37,718
      7.50% 11/1/34...................................         60,339        64,068
     Fannie Mae S.F. 30 yr TBA
      7.00% 1/1/38....................................      4,065,000     4,227,600
  -  Freddie Mac ARM
      5.683% 7/1/36...................................      2,540,296     2,574,334
      6.335% 4/1/34...................................        461,652       466,447
     Freddie Mac Balloon 7 yr
      3.50% 10/1/10...................................        284,658       277,592
     Freddie Mac Relocation 30 yr
      5.00% 9/1/33....................................      2,512,027     2,477,388
     Freddie Mac S.F. 15 yr
      4.00% 2/1/14....................................      1,334,754     1,324,818
      5.00% 6/1/18....................................      2,448,710     2,454,723
     Freddie Mac S.F. 30 yr
      6.00% 6/1/37....................................      6,644,999     6,744,913
     Freddie Mac S.F. 30 yr TBA
      5.00% 1/1/38....................................     38,405,000    37,468,878
     Government National Mortgage Association S.F. 30
      yr TBA
      5.50% 1/1/38....................................      7,315,000     7,368,721
      6.00% 1/1/38....................................      7,315,000     7,488,731
     Government National Mortgage Association I S.F. 30
      yr
      7.00% 12/15/34..................................      3,379,297     3,592,612
                                                                       ------------
     TOTAL AGENCY MORTGAGE-BACKED SECURITIES
      (COST $261,384,347).............................                  264,050,131
                                                                       ------------

                            LVIP Delaware Bond Fund-4

LVIP DELAWARE BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                           PRINCIPAL
                                                            AMOUNT         VALUE
                                                           (U.S. $)      (U.S. $)
     AGENCY OBLIGATIONS-4.21%
     Fannie Mae
      4.75% 11/19/12..................................   $ 31,180,000  $ 32,302,137
    /\5.329% 10/9/19..................................      7,605,000     4,266,884
     Federal Home Loan Bank System
      3.75% 1/8/10....................................     15,800,000    15,864,432
      4.25% 11/20/09..................................      7,985,000     8,085,675
      4.50% 10/9/09...................................      3,000,000     3,047,601
     Freddie Mac
      4.75% 1/19/16...................................        950,000       981,681
      5.125% 11/17/17.................................      2,000,000     2,090,930
                                                                       ------------
     TOTAL AGENCY OBLIGATIONS
      (COST $65,152,492)                                                 66,639,340
                                                                       ------------
     COLLATERALIZED DEBT OBLIGATION-0.02%

=@#  Travelers Funding CBO
      Series 1A A2 144A
      6.35% 2/18/14...................................        343,360       343,188
                                                                       ------------
     TOTAL COLLATERALIZED DEBT OBLIGATION (COST
      $343,360)                                                             343,188
                                                                       ------------
     COMMERCIAL MORTGAGE-BACKED SECURITIES-6.28%

 -#  Asset Securitization
      Series 1996-MD6 B1 144A
      8.825% 11/13/29.................................        100,000       103,750
     Bank of America Commercial Mortgage Securities
    -Series 2004-3 A5
      5.316% 6/10/39..................................      3,940,000     4,053,017
    -Series 2005-6 AM
      5.181% 9/10/47..................................      1,745,000     1,697,145
    -Series 2006-3 A4
      5.889% 7/10/44..................................      4,805,000     4,992,468
      Series 2006-4 A4
      5.634% 7/10/46..................................      4,367,000     4,459,100
     Bear Stearns Commercial Mortgage Securities
    #Series 2004-ESA E 144A
      5.064% 5/14/16..................................      3,280,000     3,329,159
    -Series 2007-PW16 A4
      5.713% 6/11/40..................................      4,485,000     4,615,003
    -Series 2007-T28 A4
      5.742% 9/11/42..................................      4,100,000     4,200,059
     Commercial Mortgage Pass Through Certificates
   #-Series 2001-J1A A2 144A
      6.457% 2/14/34..................................      2,155,030     2,242,838
      Series 2006-C7 A2
      5.69% 6/10/46...................................      2,145,000     2,178,302
 -#  Credit Suisse First Boston Mortgage Securities
      Series 2001-SPGA A2 144A
      6.515% 8/13/18..................................        712,000       753,888
  -  Credit Suisse Mortgage Capital Certificates Series
      2006-C1 AAB
      5.555% 2/15/39..................................      1,170,000     1,186,801
    #Crown Castle Towers 144A
      Series 2005-1A C
      5.074% 6/15/35..................................      1,685,000     1,648,436
      Series 2006-1A B
      5.362% 11/15/36.................................      1,550,000     1,521,945
  -  DLJ Commercial Mortgage
      Series 1998-CF1 A3
      6.70% 2/18/31...................................        240,000       239,813
      Series 1999-CG3 A3
      7.73% 10/10/32..................................        560,000       587,559
     First Union National Bank Commercial Mortgage
      Series 2000-C2 H
      6.75% 10/15/32..................................         40,000        40,117
     General Electric Capital Commercial Mortgage
      Series 2002-1A A3
      6.269% 12/10/35.................................      1,605,000     1,689,985
     Goldman Sachs Mortgage Securities II
      Series 2006-GG8 A4
      5.56% 11/10/39..................................      6,320,000     6,418,557
   #-Series 2006-RR2 A1 144A
      5.686% 6/23/46..................................      2,685,000     2,403,639
   #-Series 2006-RR3 A1S 144A
      5.659% 7/18/56..................................      7,590,000     6,474,193
     Greenwich Capital Commercial Funding
      Series 2007-GG9 A4
      5.444% 3/10/39..................................      5,900,000     5,934,833
     JPMorgan Chase Commercial Mortgage Securities
      Series 2002-C1 A3
      5.376% 7/12/37..................................      3,230,000     3,294,722
      Series 2003-C1 A2
      4.985% 1/12/37..................................      3,640,000     3,652,237
      Series 2006-LDP9 A2
      5.134% 5/15/47..................................      1,700,000     1,665,151
   #-Series 2006-RR1A A1 144A
      5.455% 10/18/52.................................      6,525,000     5,669,638
     Lehman Brothers-UBS Commercial Mortgage Trust
      Series 2002-C1 A4
      6.462% 3/15/31..................................      3,305,000     3,503,816
    #Merrill Lynch Mortgage Trust
      Series 2002-MW1 J 144A
      5.695% 7/12/34..................................        749,500       716,064
  -  Morgan Stanley Capital I
     #Series 1999-FNV1 G 144A
      6.12% 3/15/31...................................      1,145,000     1,148,661
     #Series 2004-RR FX 144A
      1.416% 4/28/39..................................        335,672        12,547
      Series 2007-IQ14 A4
      5.692% 4/15/49..................................      2,560,000     2,609,356
      Series 2007-T27 A4
      5.651% 6/13/42..................................      4,100,000     4,206,783

                            LVIP Delaware Bond Fund-5

LVIP DELAWARE BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                           PRINCIPAL
                                                            AMOUNT         VALUE
                                                           (U.S. $)      (U.S. $)
     COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
 -#  Morgan Stanley Dean Witter Capital I Series 2001-
      TOP1 E 144A
      7.336% 2/15/33..................................   $    595,000  $    607,324
 -#  STRIPs III Series 2003-1A AFIX 144A 3.308%
      3/24/18.........................................      1,740,090     1,711,949
    #Tower 144A
      Series 2004-2A A
      4.232% 12/15/14.................................      2,590,000     2,540,531
      Series 2006-1 B
      5.588% 2/15/36..................................      1,195,000     1,185,942
      Series 2006-1 C
      5.707% 2/15/36..................................      1,900,000     1,899,297
     Wachovia Bank Commercial Mortgage Trust
      Series 2006-C28 A2
      5.50% 10/15/48..................................      4,090,000     4,126,381
                                                                       ------------
     TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
      (COST $101,030,134).............................                   99,321,006
                                                                       ------------
     CONVERTIBLE BONDS-0.47%

  +  ION Media Networks
      11.00% 7/31/13..................................         18,443         9,222
  -  U.S. Bancorp 3.176% 9/20/36 exercise price $38.28,
      expiration date 9/20/36.........................      4,790,000     4,785,689
  -  Wyeth 4.886% 1/15/24 exercise price $60.09,
      expiration date 1/15/24.........................      2,510,000     2,660,700
                                                                       ------------
     TOTAL CONVERTIBLE BONDS
      (COST $7,460,978)                                                   7,455,611
                                                                       ------------
     CORPORATE BONDS-19.82%
     AUTO COMPONENTS-0.10%

     Lear
      8.75% 12/1/16...................................      1,725,000     1,578,375
                                                                       ------------
                                                                          1,578,375
                                                                       ------------
     AUTOMOBILES-0.22%

  -  DaimlerChrysler Holding
      5.328% 8/3/09...................................      3,560,000     3,537,099
                                                                       ------------
                                                                          3,537,099
                                                                       ------------
     BEVERAGES-0.53%

     Anheuser Busch
      5.50% 1/15/18...................................      3,105,000     3,175,912
     Diageo Capital
      5.20% 1/30/13...................................        505,000       507,866
      5.75% 10/23/17..................................      2,485,000     2,503,757
     PepsiCo
      4.65% 2/15/13...................................      2,175,000     2,192,078
                                                                       ------------
                                                                          8,379,613
                                                                       ------------
     BIOTECHNOLOGY-0.32%
    #Amgen 144A
      5.85% 6/1/17....................................      1,872,000     1,903,702
      6.375% 6/1/37...................................      3,118,000     3,172,041
                                                                       ------------
                                                                          5,075,743
                                                                       ------------
     BUILDING PRODUCTS-0.15%
  -  Masco
      5.433% 3/12/10..................................      2,433,000     2,351,341
                                                                       ------------
                                                                          2,351,341
                                                                       ------------
     CAPITAL MARKETS-0.77%

     AMVESCAP
      4.50% 12/15/09..................................      1,185,000     1,169,799
  #  Capmark Financial Group 144A
      6.30% 5/10/17...................................      2,210,000     1,650,138
     Goldman Sachs Group
      5.625% 1/15/17..................................        830,000       811,972
      6.75% 10/1/37...................................      4,885,000     4,801,340
     Jefferies Group
      6.45% 6/8/27....................................      2,832,000     2,637,977
     Lazard Group
      6.85% 6/15/17...................................      1,055,000     1,043,779
                                                                       ------------
                                                                         12,115,005
                                                                       ------------
     CHEMICALS-0.31%

     duPont (E.I.) deNemours
      5.00% 1/15/13...................................      3,255,000     3,279,139
     Lubrizol
      4.625% 10/1/09..................................      1,673,000     1,680,813
                                                                       ------------
                                                                          4,959,952
                                                                       ------------
     COMMERCIAL BANKS-1.69%

     American Express Centurion Bank
      5.55% 10/17/12..................................      5,305,000     5,403,790
     HSBC Holdings
      6.50% 9/15/37...................................      1,505,000     1,463,387
 -#  PNC Preferred Funding Trust I 144A 6.113%
      3/29/49.........................................      2,800,000     2,463,832
     Popular North America
      4.25% 4/1/08....................................      3,495,000     3,487,734
    -5.643% 4/6/09....................................      2,027,000     2,034,346
     Popular North America Capital Trust I 6.564%
      9/15/34.........................................      1,463,000     1,307,776
     Silicon Valley Bank
      5.70% 6/1/12....................................      2,150,000     2,160,251
     U.S. Bank
      4.80% 4/15/15...................................      1,840,000     1,769,515
     Wachovia Bank
      6.00% 11/15/17..................................      3,250,000     3,277,758
      6.60% 1/15/38...................................      1,155,000     1,164,592
     Wells Fargo
      5.625% 12/11/17.................................      2,105,000     2,110,260
                                                                       ------------
                                                                         26,643,241
                                                                       ------------
     COMMERCIAL SERVICES & SUPPLIES-0.44%
     Allied Waste North America
      7.875% 4/15/13..................................        825,000       847,688
     Aramark Services
      8.50% 2/1/15....................................      2,300,000     2,340,250

                            LVIP Delaware Bond Fund-6

LVIP DELAWARE BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                           PRINCIPAL
                                                            AMOUNT         VALUE
                                                           (U.S. $)      (U.S. $)
     CORPORATE BONDS (CONTINUED)
     COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
     International Lease Finance
      5.35% 3/1/12....................................   $  2,316,000  $  2,319,655
      5.875% 5/1/13...................................      1,486,000     1,512,317
                                                                       ------------
                                                                          7,019,910
                                                                       ------------
     CONSUMER FINANCE-0.24%

  -  American Express
      6.80% 9/1/66....................................      3,673,000     3,730,339
                                                                       ------------
                                                                          3,730,339
                                                                       ------------
     DIVERSIFIED FINANCIAL SERVICES-0.93%

     General Electric Capital
      5.625% 9/15/17..................................      2,897,000     2,977,789
 -#  ILFC E-Capital Trust II 144A
      6.25% 12/21/65..................................      1,550,000     1,483,614
     JPMorgan Chase
      5.75% 1/2/13....................................      4,003,000     4,083,672
     JPMorgan Chase Capital XXV
      6.80% 10/1/37...................................      3,859,000     3,721,847
 -#  USB Realty 144A
      6.091% 12/22/49.................................      2,800,000     2,489,911
                                                                       ------------
                                                                         14,756,833
                                                                       ------------
     DIVERSIFIED TELECOMMUNICATIONS SERVICES-0.70%

     Citizens Communications
      7.125% 3/15/19..................................      1,520,000     1,451,600
     Intelsat
      11.25% 6/15/16..................................        725,000       752,188
     Lucent Technologies
      6.45% 3/15/29...................................      1,900,000     1,579,375
     SBC Communications
      5.10% 9/15/14...................................        585,000       579,760
     Telecom Italia Capital
      4.00% 1/15/10...................................      3,764,000     3,688,358
     Telefonica Emisiones
      5.984% 6/20/11..................................      1,345,000     1,384,660
     Windstream
      8.125% 8/1/13...................................      1,525,000     1,586,000
                                                                       ------------
                                                                         11,021,941
                                                                       ------------
     ELECTRIC UTILITIES-1.33%

     Commonwealth Edison
      6.15% 9/15/17...................................      2,315,000     2,389,985
     Connecticut Light & Power
      6.35% 6/1/36....................................      1,275,000     1,293,972
    #Illinois Power 144A
      6.125% 11/15/17.................................      1,660,000     1,680,184
     Pacific Gas & Electric
      5.625% 11/30/17.................................      2,155,000     2,165,596
     Pepco Holdings
      6.125% 6/1/17...................................      1,741,000     1,774,018
     Potomac Electric Power
      6.50% 11/15/37..................................        260,000       263,870
    #Power Contract Financing 144A
      6.256% 2/1/10...................................      2,743,078     2,802,693
     Southwestern Electric Power
      5.875% 3/1/18...................................      3,005,000     2,969,941
     Virginia Electric & Power
      5.10% 11/30/12..................................      4,495,000     4,519,174
    #West Penn Power 144A
      5.95% 12/15/17..................................      1,095,000     1,102,388
                                                                       ------------
                                                                         20,961,821
                                                                       ------------
     FOOD & STAPLES RETAILING-0.41%

     CVS Caremark
      4.875% 9/15/14..................................      1,192,000     1,152,882
      5.75% 6/1/17....................................      3,159,000     3,185,062
     Safeway
      6.35% 8/15/17...................................      2,085,000     2,177,034
                                                                       ------------
                                                                          6,514,978
                                                                       ------------
     FOOD PRODUCTS-0.15%

     Kellogg
      5.125% 12/3/12..................................      2,290,000     2,311,663
                                                                       ------------
                                                                          2,311,663
                                                                       ------------
     GAS UTILITIES-0.57%

     Atmos Energy
      4.00% 10/15/09..................................      2,715,000     2,676,376
     Centerpoint Energy Resource
      6.125% 11/1/17..................................      1,362,000     1,388,637
     Southern Union
      6.15% 8/16/08...................................      5,001,000     5,018,869
                                                                       ------------
                                                                          9,083,882
                                                                       ------------
     HEALTH CARE EQUIPMENT & SUPPLIES-0.41%

     Baxter International
      5.196% 2/16/08..................................      1,835,000     1,835,247
    #Covidien International Finance 144A
      6.00% 10/15/17..................................      1,499,000     1,553,932
      6.55% 10/15/37..................................      2,900,000     3,021,809
                                                                       ------------
                                                                          6,410,988
                                                                       ------------
     HEALTH CARE PROVIDERS & SERVICES-1.05%

     HCA PIK
      9.625% 11/15/16.................................      1,525,000     1,616,500
  #  UnitedHealth Group 144A
      5.50% 11/15/12..................................      4,000,000     4,063,628
      6.00% 11/15/17..................................      5,350,000     5,431,149
     WellPoint
      5.00% 1/15/11...................................      3,105,000     3,111,642
      5.00% 12/15/14..................................      2,552,000     2,448,113
                                                                       ------------
                                                                         16,671,032
                                                                       ------------

                            LVIP Delaware Bond Fund-7

LVIP DELAWARE BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                           PRINCIPAL
                                                            AMOUNT         VALUE
                                                           (U.S. $)      (U.S. $)
     CORPORATE BONDS (CONTINUED)
     HOTELS, RESTAURANTS & LEISURE-0.28%
     McDonald's
      6.30% 10/15/37..................................   $  3,150,000  $  3,277,843
     MGM Mirage
      7.50% 6/1/16....................................      1,220,000     1,213,900
                                                                       ------------
                                                                          4,491,743
                                                                       ------------
     HOUSEHOLD DURABLES-0.31%

     Centex
      4.875% 8/15/08..................................      5,095,000     4,927,507
                                                                       ------------
                                                                          4,927,507
                                                                       ------------
     HOUSEHOLD PRODUCTS-0.11%

     Clorox
      5.45% 10/15/12..................................      1,736,000     1,752,164
                                                                       ------------
                                                                          1,752,164
                                                                       ------------
     INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-0.25%

     NRG Energy
      7.375% 2/1/16...................................      2,360,000     2,306,900
     PSEG Power
      5.50% 12/1/15...................................      1,680,000     1,647,356
                                                                       ------------
                                                                          3,954,256
                                                                       ------------
     INDUSTRIAL CONGLOMERATES-0.44%

     General Electric
      5.25% 12/6/17...................................      3,200,000     3,199,290
    #Siemens Finance 144A
      6.125% 8/17/26..................................      2,115,000     2,100,440
     Textron
      6.50% 6/1/12....................................      1,610,000     1,709,781
                                                                       ------------
                                                                          7,009,511
                                                                       ------------
     INSURANCE-0.83%

     American International Group
      5.85% 1/16/18...................................      3,340,000     3,368,203
     Berkshire Hathaway Finance
      4.85% 1/15/15...................................      2,071,000     2,077,130
     Montpelier Re Holdings 6.125% 8/15/13.............       916,000       888,133
  #  Mutual of Omaha Insurance 144A
      6.80% 6/15/36...................................      1,585,000     1,558,496
 -#  Twin Reefs Pass Through Trust 144A 6.243%
      12/31/49........................................      3,200,000     2,086,624
     Unitrin
      6.00% 5/15/17...................................      3,227,000     3,091,453
                                                                       ------------
                                                                         13,070,039
                                                                       ------------
     IT SERVICES-0.10%
     Sungard Data Systems
      9.125% 8/15/13..................................      1,528,000     1,562,380
                                                                       ------------
                                                                          1,562,380
                                                                       ------------
     MARINE-0.11%
  #  DP World 144A
      6.85% 7/2/37....................................      1,845,000     1,759,307
                                                                       ------------
                                                                          1,759,307
                                                                       ------------
     MEDIA-1.34%
     Comcast
    -5.543% 7/14/09...................................      1,627,000     1,621,672
      6.30% 11/15/17..................................      6,741,000     7,006,803
     THOMSON
      5.70% 10/1/14...................................      4,067,000     4,089,405
     Time Warner Cable
      5.40% 7/2/12....................................      6,327,000     6,345,975
     Viacom
      5.75% 4/30/11...................................      2,106,000     2,134,088
                                                                       ------------
                                                                         21,197,943
                                                                       ------------
     METALS & MINING-0.01%

     Newmont Gold
      8.91% 1/5/09....................................        222,918       227,889
                                                                       ------------
                                                                            227,889
                                                                       ------------
     OFFICE ELECTRONICS-0.08%

     Xerox
      5.50% 5/15/12...................................      1,257,000     1,279,117
                                                                       ------------
                                                                          1,279,117
                                                                       ------------
     OIL, GAS & CONSUMABLE FUELS-2.01%

     Apache
      5.25% 4/15/13...................................      2,425,000     2,484,963
     Devon Energy
      7.95% 4/15/32...................................        465,000       570,781
     EnCana
      5.90% 12/1/17...................................      2,295,000     2,352,113
     Enterprise Products Operating
      5.60% 10/15/14..................................      2,533,000     2,531,447
     Husky Energy
      6.80% 9/15/37...................................      1,438,000     1,516,429
     Kinder Morgan Energy Partners
      5.125% 11/15/14.................................      1,839,000     1,794,382
  #  Lukoil International Finance 144A
      6.356% 6/7/17...................................        465,000       441,378
     ONEOK Partners
      6.15% 10/1/16...................................        485,000       493,499
  #  Ras Laffan Liquefied Natural Gas III 144A 5.832%
      9/30/16.........................................      2,720,000     2,768,712
     Suncor Energy
      6.50% 6/15/38...................................      1,994,000     2,139,351
     TransCanada Pipelines
      6.20% 10/15/37..................................      3,162,000     3,150,127
     Transocean
      6.00% 3/15/18...................................      1,780,000     1,778,603
     Valero Energy
      6.125% 6/15/17..................................      1,760,000     1,791,816
      6.625% 6/15/37..................................      1,420,000     1,434,680
     Valero Logistics Operations
      6.05% 3/15/13...................................      5,030,000     5,147,294
     XTO Energy
      6.25% 8/1/17....................................      1,302,000     1,368,416
                                                                       ------------
                                                                         31,763,991
                                                                       ------------

                            LVIP Delaware Bond Fund-8

LVIP DELAWARE BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                           PRINCIPAL
                                                            AMOUNT         VALUE
                                                           (U.S. $)      (U.S. $)
     CORPORATE BONDS (CONTINUED)
     PAPER & FOREST PRODUCTS-0.12%
  #  Stora Enso 144A
      7.25% 4/15/36...................................   $  1,815,000  $  1,817,536
                                                                       ------------
                                                                          1,817,536
                                                                       ------------
     PHARMACEUTICALS-1.47%

     Abbott Laboratories
      5.15% 11/30/12..................................      3,435,000     3,514,513
      5.60% 11/30/17..................................      5,500,000     5,661,530
     AstraZeneca
      5.90% 9/15/17...................................      6,285,000     6,611,801
     Schering-Plough
      6.00% 9/15/17...................................        500,000       518,967
     Wyeth
      5.50% 2/1/14....................................      6,743,000     6,857,408
                                                                       ------------
                                                                         23,164,219
                                                                       ------------
     REAL ESTATE INVESTMENT TRUSTS-0.35%

     iStar Financial
      5.15% 3/1/12....................................      1,511,000     1,307,007
      5.875% 3/15/16..................................      2,587,000     2,115,078
     Regency Centers
      5.875% 6/15/17..................................      2,166,000     2,096,822
                                                                       ------------
                                                                          5,518,907
                                                                       ------------
     ROAD & RAIL-0.65%
  #  Erac USA Finance 144A
      7.00% 10/15/37..................................      3,625,000     3,301,994
      7.35% 6/15/08...................................      5,415,000     5,461,813
     Hertz
      8.875% 1/1/14...................................      1,500,000     1,528,125
                                                                       ------------
                                                                         10,291,932
                                                                       ------------
     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-0.05%

     Freescale Semiconductor
      8.875% 12/15/14.................................        935,000       839,163
                                                                       ------------
                                                                            839,163
                                                                       ------------
     THRIFT & MORTGAGE FINANCE-0.32%
  #  Northern Rock 144A
      5.625% 6/22/17..................................      3,145,000     3,194,741
    -6.594% 6/29/49...................................      3,060,000     1,900,089
                                                                       ------------
                                                                          5,094,830
                                                                       ------------
     WIRELESS TELECOMMUNICATION SERVICES-0.67%
     AT&T Wireless
      8.125% 5/1/12...................................      6,522,000     7,258,601
     MetroPCS Wireless
      9.25% 11/1/14...................................      1,510,000     1,426,950
  -  Sprint Nextel
      5.243% 6/28/10..................................      2,057,000     1,977,719
                                                                       ------------
                                                                         10,663,270
                                                                       ------------
     TOTAL CORPORATE BONDS
      (COST $315,098,281)                                               313,509,460
                                                                       ------------
     MUNICIPAL BONDS-1.36%
     Buckeye, Ohio Tobacco Settlement Financing
      Authority Revenue
      5.875% 6/1/47...................................      1,820,000     1,747,273
     sec.California State
      5.00% 2/1/33-14.................................          5,000         5,452
     California State University Systemwide Revenue
      5.00% 11/1/30 (AMBAC)...........................      2,090,000     2,169,734
     Illinois State Taxable Pension
      5.10% 6/1/33....................................      2,845,000     2,745,909
     Massachusetts Health & Education Facilities
      Authority Revenue
      Series A
      5.00% 7/15/36...................................      1,200,000     1,250,832
     Mississippi Single Family Mortgage Taxable Revenue
      Series G Class 3
      6.93% 11/1/23 (GNMA) (FNMA).....................         50,691        52,438
     New Jersey Economic Development Authority Revenue
      (Cigarette Tax)
      5.75% 6/15/29...................................      2,060,000     2,021,375
     New York State Urban Development
      Series A-1
      5.25% 3/15/34 (FGIC)............................      2,185,000     2,292,852
     Oregon State Taxable Pension
      5.892% 6/1/27...................................      2,915,000     3,074,129
     Sales Tax Asset Receivables
      Series B
      4.66% 10/15/14 (FGIC)...........................        400,000       390,604
     West Virginia Economic Development Authority
      5.37% 7/1/20 (MBIA).............................        690,000       699,481
     West Virginia Tobacco Settlement Finance Authority
      7.467% 6/1/47...................................      3,710,000     3,470,333
     Wisconsin State General Taxable Revenue
      Series A
      5.70% 5/1/26 (FSA)..............................      1,455,000     1,522,425
                                                                       ------------
     TOTAL MUNICIPAL BONDS
      (COST $21,470,985)                                                 21,442,837
                                                                       ------------
     NON-AGENCY ASSET-BACKED SECURITIES-13.37%
  -  Bank of America Credit Card Trust
      Series 2006-A10 A10
      5.008% 2/15/12..................................     48,380,000    48,171,632
     Capital Auto Receivables Asset Trust
      Series 2007-3 A3A
      5.02% 9/15/11...................................      3,605,000     3,631,862
     Capital One Multi-Asset Execution Trust
      Series 2007-A7 A7
      5.75% 7/15/20...................................      3,000,000     3,018,564
     Caterpillar Financial Asset Trust
      Series 2007-A A3A
      5.34% 6/25/12...................................      1,200,000     1,218,073

                            LVIP Delaware Bond Fund-9

LVIP DELAWARE BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                           PRINCIPAL
                                                            AMOUNT         VALUE
                                                           (U.S. $)      (U.S. $)
     NON-AGENCY ASSET-BACKED SECURITIES (CONTINUED)
    #Cendant Timeshare Receivables Funding 2004-1A A1
      144A
      3.67% 5/20/16...................................   $    293,171  $    286,063
  -  Chase Issuance Trust
      Series 2007-A11 A11
      5.028% 7/16/12..................................     36,500,000    36,250,672
     Citibank Credit Card Issuance Trust
      Series 2007-A3 A3
      6.15% 6/15/39...................................      8,330,000     8,375,677
    -Series 2007-A6 A6
      5.238% 7/12/12..................................     56,000,000    55,634,622
    -Series 2007-A7 A7
      5.299% 8/20/14..................................      4,560,000     4,563,632
     CNH Equipment Trust
      Series 2007-B A3A
      5.40% 10/17/11..................................      1,650,000     1,671,592
     Countrywide Asset-Backed Certificates
      Series 2006-S3 A2 6.085% 6/25/21................        460,000       408,419
    -Series 2006-S7 A3 5.712% 11/25/35................      7,085,000     6,130,868
  #  Countrywide Asset-Backed NIM Certificates
      Series 2004-BC1 Note 144A
      5.50% 4/25/35...................................          1,025           205
     Discover Card Master Trust
      Series 2007-A1 A1
      5.65% 3/16/20...................................      5,360,000     5,353,228
  #  Dunkin Securitization
      Series 2006-1 A2 144A
      5.779% 6/20/31..................................      5,371,000     5,180,577
  -  GMAC Mortgage Loan Trust
      Series 2006-HE3 A2
      5.75% 10/25/36..................................      1,445,000     1,305,400
     Hyundai Auto Receivables Trust Series 2007-A A3A
      5.04% 1/17/12...................................      1,200,000     1,205,652
 -#  MASTR Specialized Loan Trust
      Series 2005-2 A2 144A
      5.006% 7/25/35..................................      1,687,686     1,534,212
     Mid-State Trust
      Series 11 A1
      4.864% 7/15/38..................................        770,250       757,679
      Series 2004-1 A
      6.005% 8/15/37..................................        463,449       452,408
      Series 2005-1 A
      5.745% 1/15/40..................................        480,890       460,001
    #Series 2006-1 A144A
      5.787% 10/15/40.................................      1,754,291     1,672,606
     Renaissance Home Equity Loan Trust
      Series 2005-4 A2
      5.399% 2/25/36..................................        276,844       275,874
      Series 2006-1 AF3
      5.608% 5/25/36..................................      2,410,000     2,388,819
      Series 2006-2 AF3
      5.797% 8/25/36..................................      1,780,000     1,769,191
      Series 2007-2 AF2
      5.675% 6/25/37..................................      1,565,000     1,491,117
  -  Residential Asset Securities
      Series 2003-KS9 AI6
      4.71% 11/25/33..................................      2,597,982     2,489,658
  -  Residential Funding Mortgage Securities II Series
      2006-HSA1 A2
      5.19% 2/25/36...................................      1,005,000       901,299
     RSB Bondco
      Series 2007-A A2
      5.72% 4/1/18....................................      2,835,000     2,949,369
  #  Sail NIM
      Series 2003-10A A 144A
      7.50% 10/27/33..................................         65,901             7
  #  Sierra Receivables Funding
      Series 2003-2A A1 144A
      3.03% 12/15/15..................................        302,321       296,798
 -#  SLM Student Loan Trust
      Series 2003-4 A5C 144A
      5.151% 3/15/33..................................      4,295,000     4,252,050
     Structured Asset Securities
      Series 2001-SB1 A2
      3.375% 8/25/31..................................      1,543,423     1,336,752
      Series 2005-2XS 1A2A
      4.51% 2/25/35...................................      6,100,713     5,971,354
                                                                       ------------
     TOTAL NON-AGENCY ASSET-BACKED SECURITIES
      (COST $213,634,764)                                               211,405,932
                                                                       ------------
     NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS-16.98%

  -  Adjustable Rate Mortgage Trust
      Series 2005-10 3A11
      5.416% 1/25/36..................................      4,096,688     3,960,541
     Bank of America Alternative Loan Trust
      Series 2003-10 2A1
      6.00% 12/25/33..................................      1,972,657     1,977,589
      Series 2004-2 1A1
      6.00% 3/25/34...................................      1,936,007     1,940,847
      Series 2004-10 1CB1
      6.00% 11/25/34..................................      1,012,272     1,005,313
      Series 2004-11 1CB1
      6.00% 12/25/34..................................      3,462,610     3,471,266
      Series 2005-9 5A1
      5.50% 10/25/20..................................      2,873,865     2,890,930
     Bank of America Funding Securities
      Series 2005-8 1A1
      5.50% 1/25/36...................................      1,861,296     1,843,847
    -Series 2006-F 1A2
      5.175% 7/20/36..................................      3,482,039     3,422,883
     Bank of America Mortgage Securities
    -Series 2003-D 1A2
      7.281% 5/25/33..................................         11,757        11,841

                           LVIP Delaware Bond Fund-10

LVIP DELAWARE BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                           PRINCIPAL
                                                            AMOUNT         VALUE
                                                           (U.S. $)      (U.S. $)
     NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
     Bank of America Mortgage Securities
    -Series 2004-L 4A1
      5.145% 1/25/35..................................   $  2,009,449  $  1,981,673
      Series 2005-9 2A1
      4.75% 10/25/20..................................      4,820,194     4,752,412
  -  Bear Stearns Alternative A Trust
      Series 2006-R1 2E13
      5.122% 8/25/36..................................        875,000       839,210
  -  Bear Stearns ARM Trust
      Series 2007-3 1A1
      5.48% 5/25/47...................................      4,599,085     4,570,852
     Bear Stearns Asset-Backed Securities
      Series 2005-AC8 A5
      5.50% 11/25/35..................................      3,515,308     3,532,973
     Chase Mortgage Finance
      Series 2003-S8 A2
      5.00% 9/25/18...................................      2,571,154     2,517,840
     Citicorp Mortgage Securities
      Series 2006-3 1A4
      6.00% 6/25/36...................................      1,855,000     1,834,259
  -  Citigroup Mortgage Loan Trust
      Series 2007-AR5 1AB
      5.617% 4/25/37..................................      4,078,791     4,049,649
     Countrywide Alternative Loan Trust
      Series 2004-28CB 6A1
      6.00% 1/25/35...................................      1,404,176     1,407,687
    -Series 2004-J7 1A2
      4.673% 8/25/34..................................        393,078       391,118
      Series 2004-J8 1A1
      7.00% 9/25/34...................................      1,505,215     1,545,198
      Series 2005-57CB 4A3
      5.50% 12/25/35..................................      3,729,203     3,692,230
    -Series 2005-63 3A1
      5.891% 11/25/35.................................      3,868,863     3,756,470
      Series 2005-85CB 2A2
      5.50% 2/25/36...................................      4,391,495     4,374,843
      Series 2006-2CB A3
      5.50% 3/25/36...................................      3,897,047     3,874,804
     Countrywide Home Loan Mortgage Pass Through Trust
  -  Series 2004-HYB4 M
      4.834% 9/20/34..................................      1,132,770     1,080,376
      Series 2005-23 A1
      5.50% 11/25/35..................................      6,335,715     6,230,783
      Series 2006-1 A2
      6.00% 3/25/36...................................      2,952,994     2,962,222
      Series 2006-1 A3
      6.00% 3/25/36...................................        438,641       430,142
    -Series 2006-HYB3 3A1A
      6.095% 5/20/36..................................      3,735,426     3,869,277
    -Series 2007-HYB2 3A1
      5.462% 2/25/47..................................      9,383,697     9,166,268

     Credit Suisse First Boston Mortgage Securities
      Series 2004-1 3A1
      7.00% 2/25/34...................................        255,480       263,703
     First Horizon Asset Securities
      Series 2003-5 1A17
      8.00% 7/25/33...................................        640,255       680,917
    -Series 2004-AR5 4A1
      5.70% 10/25/34..................................      1,601,495     1,597,294
    -Series 2007-AR2 1A1
      5.855% 8/25/37..................................        942,915       944,094
    -Series 2007-AR3 2A2
      6.315% 11/25/37.................................      7,841,699     7,882,989
  -  GMAC Mortgage Loan Trust
      Series 2005-AR2 4A
      5.183% 5/25/35..................................      3,880,081     3,818,235
  #  GSMPS Mortgage Loan Trust 144A
    -Series 1998-3 A
      7.75% 9/19/27...................................        534,954       577,030
    -Series 1999-3 A 8.00% 8/19/29....................        961,237     1,035,820
      Series 2005-RP1 1A3
      8.00% 1/25/35...................................      2,352,405     2,544,489
      Series 2005-RP1 1A4
      8.50% 1/25/35...................................      2,008,461     2,189,149
      Series 2006-RP1 1A3
      8.00% 1/25/36...................................      1,330,174     1,440,187
      Series 2006-RP1 1A4
      8.50% 1/25/36...................................        913,452       970,496
     GSR Mortgage Loan Trust
    -Series 2005-AR6 3A1
      4.561% 9/25/35..................................     15,256,193    15,119,497
      Series 2006-1F 5A2
      6.00% 2/25/36...................................      1,273,307     1,267,736
  -  JPMorgan Mortgage Trust
      Series 2005-A1 4A1
      4.779% 2/25/35..................................      4,069,407     3,979,197
      Series 2005-A4 1A1
      5.401% 7/25/35..................................      2,310,918     2,287,182
      Series 2005-A6 1A2
      5.138% 9/25/35..................................      4,865,000     4,758,096
      Series 2006-A2 3A3
      5.674% 4/25/36..................................      3,729,000     3,494,050
      Series 2007-A1 B1
      4.815% 7/25/35..................................        446,684       435,073
     Lehman Mortgage Trust
      Series 2005-2 2A3
      5.50% 12/25/35..................................      2,614,289     2,608,975
      Series 2006-1 1A3
      5.50% 2/25/36...................................      1,386,652     1,380,295
  -  MASTR Adjustable Rate Mortgages Trust
      Series 2003-6 1A2
      6.739% 12/25/33.................................        528,584       545,446

                           LVIP Delaware Bond Fund-11

LVIP DELAWARE BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                           PRINCIPAL
                                                            AMOUNT         VALUE
                                                           (U.S. $)      (U.S. $)
     NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
  -  MASTR Adjustable Rate Mortgages Trust
      Series 2005-6 7A1
      5.326% 6/25/35..................................   $  1,417,798  $  1,401,042
      Series 2006-2 4A1
      4.991% 2/25/36..................................      2,338,439     2,285,161
     MASTR Alternative Loans Trust
      Series 2003-2 6A1
      6.00% 3/25/33...................................        267,643       268,313
      Series 2003-6 3A1
      8.00% 9/25/33...................................        304,064       314,712
      Series 2003-9 1A1
      5.50% 12/25/18..................................      1,770,690     1,762,391
    #MASTR Reperforming Loan Trust 144A
      Series 2005-1 1A5
      8.00% 8/25/34...................................      2,078,009     2,240,827
      Series 2005-2 1A4
      8.00% 5/25/35...................................      2,489,291     2,688,959
  -  Merrill Lynch Mortgage Investors
      Series 2005-A2 A3
      4.488% 2/25/35..................................        694,772       690,374
     Nomura Asset Acceptance
      Series 2005-WF1 2A2
      4.786% 3/25/35..................................      4,685,000     4,412,113
    -Series 2006-AF1 1A2
      6.159% 5/25/36..................................        430,000       411,259
     Residential Asset Mortgage Products Series 2004-
      SL4 A3
      6.50% 7/25/32...................................      1,324,671     1,315,127
  -  Residential Funding Mortgage Securities I
      Series 2006-SA2 3A2
      5.872% 8/25/36..................................        638,418       642,843
      Series 2006-SA3 3A1
      6.038% 9/25/36..................................      3,714,535     3,714,584
  #  Sharp NIM Trust
      Series 2004-2N Note 144A
      7.00% 1/25/34...................................          7,168         3,584
  -  Structured Adjustable Rate Mortgage Loan Trust
      Series 2004-18 5A
      5.50% 12/25/34..................................      1,720,699     1,695,044
      Series 2005-22 4A2
      5.373% 12/25/35.................................        198,312       190,186
      Series 2006-5 5A4
      5.545% 6/25/36..................................        828,802       796,558
  -  Structured Asset Securities
      Series 2002-22H 1A
      6.965% 11/25/32.................................        323,374       324,847
      Series 2005-6 B2
      5.345% 5/25/35..................................        815,944       647,824
     Washington Mutual Alternative Mortgage Pass
      Through Certificates
      Series 2005-9 3CB
      5.50% 10/25/20..................................      2,360,985     2,375,004
      Series 2006-5 2CB3
      6.00% 7/25/36...................................      3,743,217     3,728,740
     Washington Mutual Mortgage Pass Through
      Certificates
      Series 2003-S10 A2
      5.00% 10/25/18..................................      3,560,593     3,498,049
      Series 2004-CB3 4A
      6.00% 10/25/19..................................      2,251,500     2,287,385
    -Series 2006-AR8 1A5
      5.89% 8/25/46...................................        725,015       719,606
    -Series 2006-AR8 2A3
      6.132% 8/25/36..................................        496,556       497,632
    -Series 2006-AR10 1A1
      5.942% 9/25/36..................................      4,660,561     4,709,262
    -Series 2006-AR14 1A4
      5.647% 11/25/36.................................      3,704,883     3,695,926
    -Series 2007-HY1 1A1
      5.715% 2/25/37..................................      7,421,932     7,397,880
    -Series 2007-HY3 4A1
      5.35% 3/25/37...................................     15,663,511    15,591,305
     Wells Fargo Mortgage-Backed Securities Trust

    -Series 2004-T A1
      6.18% 9/25/34...................................        900,336       902,548
      Series 2005-7 A2
      5.25% 9/25/35...................................      2,634,938     2,513,418
      Series 2005-11 1A3
      5.50% 11/25/35..................................      2,605,768     2,575,640
      Series 2005-18 1A1
      5.50% 1/25/36...................................      3,076,310     3,023,437
    -Series 2005-AR16 6A4
      5.00% 10/25/35..................................      5,081,871     5,089,385
      Series 2006-4 2A3
      5.75% 4/25/36...................................      1,864,283     1,836,386
      Series 2006-7 2A1
      6.00% 6/25/36...................................      7,018,115     6,987,411
    -Series 2006-AR6 7A1
      5.11% 3/25/36...................................      7,884,144     7,673,251
    -Series 2006-AR10 5A1
      5.597% 7/25/36..................................      3,547,541     3,573,949
    -Series 2006-AR11 A7
      5.516% 8/25/36..................................      4,076,401     3,974,749
    -Series 2006-AR12 1A2
      6.025% 9/25/36..................................      2,059,956     2,042,280
    -Series 2006-AR12 2A2
      6.10% 9/25/36...................................      1,770,529     1,733,884
    -Series 2006-AR19 A1
      5.65% 12/25/36..................................      3,542,800     3,480,852
      Series 2007-8 2A6
      6.00% 7/25/37...................................      1,132,066     1,104,950
      Series 2007-13 A7 6.00% 9/25/37.................      4,520,394     4,506,268
                                                                       ------------
     TOTAL NON-AGENCY COLLATERALIZED MORTGAGE
      OBLIGATIONS
      (COST $268,180,760)                                               268,530,238
                                                                       ------------

                           LVIP Delaware Bond Fund-12

LVIP DELAWARE BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                           PRINCIPAL
                                                            AMOUNT         VALUE
                                                           (U.S. $)      (U.S. $)
     U.S. TREASURY OBLIGATIONS-19.21%
     U.S. Treasury Bonds
      4.75% 2/15/37...................................   $ 16,262,000  $ 17,024,298
     U.S. Treasury Inflation Index Notes
      2.00% 1/15/14...................................      8,237,077     8,510,581
      2.50% 7/15/16...................................        124,141       132,424
      3.00% 7/15/12...................................      6,024,814     6,527,043
      3.875% 1/15/09..................................      2,286,668     2,354,912
     U.S. Treasury Notes
      3.125% 11/30/09.................................     31,322,000    31,366,070
      3.625% 12/31/12.................................    136,125,000   137,188,544
      4.25% 11/15/17..................................     34,787,000    35,403,947
     4.50% 5/15/10.....................................    58,531,000    60,501,856
  /\ U.S. Treasury Strip
      4.293% 11/15/13.................................      5,965,000     4,831,877
                                                                       ------------
     TOTAL U.S. TREASURY OBLIGATIONS
      (COST $302,058,079)                                               303,841,552
                                                                       ------------

                                                           NUMBER OF       VALUE
                                                            SHARES       (U.S. $)
     CONVERTIBLE PREFERRED STOCK-0.18%
     Citigroup Funding 4.943%, exercise price $29.50,
      expiration date 9/27/08.........................        114,100  $  2,865,051
                                                                       ------------
                                                                         NUMBER OF
                                                                          SHARES
     TOTAL CONVERTIBLE PREFERRED STOCK (COST
      $3,618,370).....................................                    2,865,051
                                                                       ------------
     PREFERRED STOCK-0.20%
  +  Fannie Mae
      8.25%...........................................        122,800     3,168,868
     TOTAL PREFERRED STOCK
      (COST $3,070,000)...............................                    3,168,868
                                                                       ------------
     WARRANT-0.00%
 +#  Solutia144A, exercise price $7.59, expiration date
      7/15/09.........................................          4,350             0
                                                                       ------------
     TOTAL WARRANT
      (COST $370,046).................................                            0
                                                                       ------------


                                                           PRINCIPAL
                                                            AMOUNT
                                                           (U.S. $)
 =/  DISCOUNTED COMMERCIAL PAPER-2.92%

     BNP Paribas Finance
      3.95% 1/2/08....................................   $ 19,060,000    19,057,909
     Danske
      4.673% 1/31/08..................................     20,000,000    19,922,416
     Natixis
      5.117% 1/11/08..................................      7,250,000     7,239,709
                                                                       ------------
     TOTAL DISCOUNTED COMMERCIAL PAPER (COST
      $46,220,034)....................................                   46,220,034
                                                                       ------------





TOTAL VALUE OF SECURITIES 105.72% (COST $1,671,618,689) .....................    1,672,058,140

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(5.72%)......................      (90,541,222)
                                                                                --------------
NET ASSETS APPLICABLE TO 124,753,068 SHARES OUTSTANDING-100.00%..............   $1,581,516,918
                                                                                ==============
NET ASSET VALUE-LVIP DELAWARE BOND FUND STANDARD CLASS ($992,363,016 /
  78,276,632 SHARES).........................................................          $12.678
                                                                                       =======
NET ASSET VALUE-LVIP DELAWARE BOND FUND SERVICE CLASS ($589,153,902 /
  46,476,436 SHARES).........................................................          $12.676
                                                                                       =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par)...............   $1,577,014,027
Undistributed net investment income..........................................        6,527,684
Accumulated net realized loss on investments.................................       (2,972,411)
Net unrealized appreciation of investments...................................          947,618
                                                                                --------------
Total net assets.............................................................   $1,581,516,918
                                                                                ==============




----------
 Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
- Variable rate security. The rate shown is the rate as of December 31, 2007. /\Zero coupon security. The rate shown is the yield at the time of purchase.
= Security is being fair valued in accordance with the Fund's fair valuation policy. At December 31, 2007, the aggregate amount of fair valued securities was $343,188, which represented 0.02% of the Fund's net assets. See Note 1 in "Notes to Financial Statements."
@ Illiquid security. At December 31, 2007, the aggregate amount of illiquid securities was $343,188, which represented 0.02% of the Fund's net assets. See
  Note 9 in "Notes to Financial Statements."
# Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2007, the aggregate amount of Rule 144A securities was $120,436,199, which represented 7.62% of the Fund's net assets. See Note 9 in "Notes to Financial Statements."
sec. Pre-Refunded bonds. Municipals that are generally backed or secured by U.S.
     Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
Fully or partially pledged as collateral for financial futures contracts.
+ Non-income producing security for the year ended December 31, 2007.
=/The rate shown is the effective yield at the time of purchase.


                           LVIP Delaware Bond Fund-13

LVIP DELAWARE BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

SUMMARY OF ABBREVIATIONS:
AMBAC-Insured by the AMBAC Assurance Corporation
ARM-Adjustable Rate Mortgage
CBO-Collateralized Bond Obligation
FGIC-Insured by the Financial Guaranty Insurance Company
FHLMC-Federal Home Loan Mortgage Corporation
FNMA-Insured by Federal National Mortgage Association
FSA-Insured by Financial Security Assurance
GNMA-Insured by the Government National Mortgage Association
GSMPS-Goldman Sachs Reperforming Mortgage Securities
MBIA-Insured by the Municipal Bond Insurance Association
NIM-Net Interest Margin
PIK-Pay-in-kind
S.F.-Single Family
TBA-To be announced
yr-Year

The following financial futures contracts were outstanding at December 31, 2007:

FINANCIAL FUTURES CONTRACTS(1)

            CONTRACTS                      NOTIONAL            NOTIONAL                                UNREALIZED
          TO BUY (SELL)                COST (PROCEEDS)           VALUE          EXPIRATION DATE       APPRECIATION
--------------------------------       ---------------       ------------       ---------------       ------------
2,972 U.S. Treasury 5 year Notes         $327,388,781        $327,755,875           3/31/08             $367,094
(90) U.S. Treasury Long Bond              (10,699,198)        (10,473,750)          3/19/08              225,448
                                                                                                        --------
                                                                                                        $592,542
                                                                                                        ========



The use of financial futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation is reflected in the Fund's net assets.

(1)See Note 8 in "Notes to Financial Statements."

                             See accompanying notes


                           LVIP Delaware Bond Fund-14

LVIP DELAWARE BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007


ASSETS:
Investments at value (Cost $1,671,618,689)...................................   $1,672,058,140
Cash.........................................................................       11,947,497
Receivables for securities sold..............................................      163,124,371
Subscriptions receivable.....................................................        1,920,865
Dividends and interest receivable............................................        9,734,314
Variation margin receivable for futures contracts............................          828,932
                                                                                --------------

TOTAL ASSETS.................................................................    1,859,614,119
                                                                                --------------

LIABILITIES:
Payables for securities purchased............................................      276,600,147
Liquidations payable.........................................................          721,384
Due to manager and affiliates................................................          577,055
Other accrued expenses.......................................................          198,615
                                                                                --------------
TOTAL LIABILITIES............................................................      278,097,201
                                                                                --------------

TOTAL NET ASSETS.............................................................   $1,581,516,918
                                                                                ==============




                             See accompanying notes


                           LVIP Delaware Bond Fund-15

LVIP DELAWARE BOND FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2007


INVESTMENT INCOME:
Interest.............................   $81,642,830
Dividends............................        99,178
                                        -----------
                                         81,742,008
                                        -----------
EXPENSES:
Management fees......................     5,048,486
Distribution expenses -- Service
 Class..............................      1,321,340
Accounting and administration
 expenses...........................        642,342
Reports and statements to
 shareholders.......................        143,226
Professional fees....................        82,416
Custodian fees.......................        42,936
Trustees' fees.......................        28,316
Other................................        51,613
                                        -----------
                                          7,360,675
Less expense paid indirectly.........       (34,400)
                                        -----------
Total operating expenses.............     7,326,275
                                        -----------
NET INVESTMENT INCOME................    74,415,733
                                        -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
 Investments........................     (3,443,671)
 Futures contracts..................     12,723,815
                                        -----------
Net realized gain....................     9,280,144
Net change in unrealized
 appreciation/depreciation of
 investments........................     (4,874,523)
                                        -----------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS.........................     4,405,621
                                        -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS.....................   $78,821,354
                                        ===========




                             See accompanying notes


LVIP DELAWARE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS



                                          YEAR ENDED
                                  12/31/07         12/31/06
                               --------------   --------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income.......   $   74,415,733   $   63,591,116
Net realized gain (loss) on
 investments...............         9,280,144       (3,365,075)
Net change in unrealized
 appreciation/depreciation
 of investments............        (4,874,523)       1,303,691
                               --------------   --------------
Net increase in net assets
 resulting from
 operations................        78,821,354       61,529,732
                               --------------   --------------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS FROM:
Net investment income:
 Standard Class............       (48,475,945)     (40,802,119)
 Service Class.............       (26,654,591)     (18,285,883)
                               --------------   --------------
                                  (75,130,536)     (59,088,002)
                               --------------   --------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class............       150,721,070      129,055,786
 Service Class.............       170,247,551      167,854,046
Net asset value of shares
 issued upon reinvestment
 of dividends and
 distributions:
 Standard Class............        48,475,945       40,802,119
 Service Class.............        26,654,591       18,285,883
Net assets from merger(1):
 Service Class.............        23,363,861               --
                               --------------   --------------
                                  419,463,018      355,997,834
                               --------------   --------------
Cost of shares repurchased:
 Standard Class............      (153,801,679)    (149,622,433)
 Service Class.............       (93,048,415)     (70,704,661)
                               --------------   --------------
                                 (246,850,094)    (220,327,094)
                               --------------   --------------
Increase in net assets
 derived from capital share
 transactions..............       172,612,924      135,670,740
                               --------------   --------------
NET INCREASE IN NET ASSETS..      176,303,742      138,112,470
NET ASSETS:
Beginning of year...........    1,405,213,176    1,267,100,706
                               --------------   --------------
End of year (including
 undistributed net
 investment income of
 $6,527,684 and $7,223,893,
 respectively).............    $1,581,516,918   $1,405,213,176
                               ==============   ==============




----------
(1) See Note 7 in "Notes to Financial Statements."

                             See accompanying notes


                           LVIP Delaware Bond Fund-16

LVIP DELAWARE BOND FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                     LVIP DELAWARE BOND FUND STANDARD CLASS
                                                                                 YEAR ENDED
                                               12/31/07         12/31/06          12/31/05          12/31/04         12/31/03(1)
                                               ---------------------------------------------------------------------------------
Net asset value, beginning of period........   $ 12.640         $ 12.620          $ 12.966          $ 13.223           $ 12.989

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)....................      0.648            0.619             0.520             0.566              0.549
Net realized and unrealized gain (loss) on
 investments...............................       0.032           (0.028)           (0.188)            0.103              0.382
                                               --------         --------          --------          --------           --------
Total from investment operations............      0.680            0.591             0.332             0.669              0.931
                                               --------         --------          --------          --------           --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................     (0.642)          (0.571)           (0.546)           (0.534)            (0.578)
Net realized gain on investments............         --               --            (0.132)           (0.392)            (0.119)
                                               --------         --------          --------          --------           --------
Total dividends and distributions...........     (0.642)          (0.571)           (0.678)           (0.926)            (0.697)
                                               --------         --------          --------          --------           --------

Net asset value, end of period..............   $ 12.678         $ 12.640          $ 12.620          $ 12.966           $ 13.223
                                               ========         ========          ========          ========           ========

Total return(3).............................      5.45%            4.71%             2.64%             5.30%              7.28%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....   $992,363         $943,819          $921,661          $898,105           $855,329
Ratio of expenses to average net assets.....      0.40%            0.40%             0.41%             0.42%              0.44%
Ratio of net investment income to average
 net assets................................       5.06%            4.89%             4.02%             4.31%              4.13%
Portfolio turnover..........................       462%             397%              270%              329%               652%



----------
(1)Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Bond Fund, Inc.

(2)The average shares outstanding method has been applied for per share information.

(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes


                           LVIP Delaware Bond Fund-17

LVIP DELAWARE BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                     LVIP DELAWARE BOND FUND SERVICE CLASS
                                                                                                                    5/15/03(1)
                                                                         YEAR ENDED                                     TO
                                                12/31/07         12/31/06         12/31/05         12/31/04          12/31/03
                                                ------------------------------------------------------------------------------
Net asset value, beginning of period.........   $ 12.640         $ 12.621         $ 12.966         $ 13.222           $13.700

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2).....................      0.616            0.587            0.488            0.534             0.323
Net realized and unrealized gain (loss) on
 investments................................       0.030           (0.029)          (0.188)           0.103            (0.121)
                                                --------         --------         --------         --------           -------
Total from investment operations.............      0.646            0.558            0.300            0.637             0.202
                                                --------         --------         --------         --------           -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income........................     (0.610)          (0.539)          (0.513)          (0.501)           (0.561)
Net realized gain on investments.............         --               --           (0.132)          (0.392)           (0.119)
                                                --------         --------         --------         --------           -------
Total dividends and distributions............     (0.610)          (0.539)          (0.645)          (0.893)           (0.680)
                                                --------         --------         --------         --------           -------

Net asset value, end of period...............   $ 12.676         $ 12.640         $ 12.621         $ 12.966           $13.222
                                                ========         ========         ========         ========           =======

Total return(3)..............................      5.17%            4.45%            2.39%            5.05%             1.58%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)......   $589,154         $461,394         $345,440         $201,444           $41,918
Ratio of expenses to average net assets......      0.65%            0.65%            0.66%            0.67%             0.69%
Ratio of net investment income to average net
 assets.....................................       4.81%            4.64%            3.77%            4.06%             3.84%
Portfolio turnover...........................       462%             397%             270%             329%            652%(4)



----------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2)The average shares outstanding method has been applied for per share information.

(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

(4)Portfolio turnover is representative of the Fund for the entire year.

                             See accompanying notes


                           LVIP Delaware Bond Fund-18

LVIP DELAWARE BOND FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 31 series. These financial statements and the related notes pertain to the LVIP Delaware Bond Fund (formerly the Bond Fund) (the "Fund"). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize current income consistent with a prudent investment strategy.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation-Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Financial futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes-The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting-Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates-The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other-Expenses common to all funds of the Trust are allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Lincoln Investment Advisors Corporation (LIA) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. LIA is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIA receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.


                           LVIP Delaware Bond Fund-19

LVIP DELAWARE BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

Prior to April 30, 2007, Delaware Management Company (DMC), a series of Delaware Management Business Trust and subsidiary of LNC, acted as the Fund's investment advisor and was compensated according to the same advisory fee rate. Effective April 30, 2007, DMC entered into a sub-advisory agreement with LIA so that it could continue to provide day-to-day portfolio management services to the Fund. For these services, LIA, not the Fund, pays DMC (the "Sub-Advisor") at an annual rate of 0.18% of the Fund's average daily net assets.

Effective October 1, 2007, Mellon Bank, N.A. provides fund accounting and financial administration services to the Fund. For these services, the Fund pays Mellon a monthly fee based on average net assets, subject to certain minimums.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets. Prior to October 1, 2007, DSC provided fund accounting and financial administration to the Fund for which it received a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2007, the Fund was charged $409,132 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust was charged $553,000 for the year ended December 31, 2007, which was allocated to the funds based on average net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2007, fees for administrative and support services amounted to $64,721 and $30,823, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. Effective January 1, 2008, this limit will no longer be in place. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2007, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIA..........   $446,938
Fees Payable to DSC.....................      6,614
Distribution Fees Payable to LFD .......    123,503


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2007, the Fund made purchases of $4,359,026,841 and sales of $4,397,803,604 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2007, the Fund made purchases of $2,322,714,133 and sales of $2,171,423,093 of long-term U.S. government securities.

At December 31, 2007, the cost of investments for federal income tax purposes was $1,672,344,042. At December 31, 2007, net unrealized depreciation was $285,902 of which $15,019,170 related to unrealized appreciation of investments and $15,305,072 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                 YEAR ENDED          YEAR ENDED
                                  12/31/07            12/31/06
                                -----------         -----------
Ordinary income..............   $75,130,536         $59,088,002





                           LVIP Delaware Bond Fund-20

LVIP DELAWARE BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest........   $1,577,014,027
Undistributed ordinary income........        6,436,165
Undistributed long-term capital
  gains..............................          596,891
Other temporary differences..........         (206,670)
*Capital loss carryforwards..........       (1,953,218)
Unrealized depreciation of
  investments........................         (370,277)
                                        --------------
Net assets...........................   $1,581,516,918
                                        ==============




----------
* The amount of this loss which can be utilized in subsequent years is subject to an annual limitation in accordance with the Internal Revenue Code due to the Fund merger with Jefferson Pilot Variable Fund, Inc. ("JPVF") High Yield Portfolio on April 30, 2007 (see Note 7).

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral losses on straddles, tax treatment of contingent payment debt instruments, mark-to-market of futures contracts and capital loss carryforward limitations.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of paydown gains (losses) on mortgage- and asset-backed securities, tax treatment of contingent payment debt instruments and capital loss carryforwards limitation from JPVF High Yield Bond Portfolio. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Fund recorded the following reclassifications:

  UNDISTRIBUTED      ACCUMULATED
 NET INVESTMENT     NET REALIZED      PAID-IN
     INCOME             LOSS          CAPITAL
 --------------     ------------    ----------
     $18,594          $824,060      $(842,654)


For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $10,102,336 was utilized in 2007. Capital loss carryforwards of remaining at December 31, 2007 will expire as follows: $248,321 expires in 2008, and $1,704,897 expires in 2009.

6. CAPITAL SHARES
Transactions in capital shares were as follows:

                                 YEAR ENDED          YEAR ENDED
                                  12/31/07            12/31/06
                                -----------         -----------
Shares sold:
 Standard Class.............     11,772,737          10,207,474
 Service Class..............     13,312,364          13,278,468
Shares issued upon
 reinvestment of dividends
 and distributions:
 Standard Class.............      3,854,405           3,246,085
 Service Class..............      2,119,303           1,454,307
Shares issued from Fund
  merger*:
 Service Class..............      1,817,351                  --
                                -----------         -----------
                                 32,876,160          28,186,334
                                -----------         -----------
Shares repurchased:
 Standard Class.............    (12,018,859)        (11,814,421)
 Service Class..............     (7,276,567)         (5,599,686)
                                -----------         -----------
                                (19,295,426)        (17,414,107)
                                -----------         -----------
Net increase.................    13,580,734          10,772,227
                                ===========         ===========



--------
* See Note 7.

7. FUND MERGER
Effective April 30, 2007, the Fund acquired all of the assets and assumed all of the liabilities of JPVF High Yield Bond Portfolio (the "Acquired Fund"), an open-end investment company, in exchange for shares of the Fund pursuant to a Plan and Agreement of Reorganization (the "Reorganization"). The shareholders of the Acquired Fund received shares of the respective class of the Fund equal to the aggregate net asset value of their shares in the Acquired Fund prior to the Reorganization.


                           LVIP Delaware Bond Fund-21

LVIP DELAWARE BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




7. FUND MERGER (CONTINUED)


The Reorganization was treated as a non-taxable event and, accordingly, the Fund's basis in securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated net realized gain (loss) of the Acquired Fund as of the close of business on April 27, 2007, were as follows:

Net assets............................   $23,363,861
Accumulated net realized loss.........    (3,460,977)
Net unrealized appreciation...........       809,334


The net assets of the Fund prior to the Reorganization were $1,458,067,105. The combined net assets after the Reorganization were $1,481,430,966.

8. FINANCIAL FUTURES CONTRACTS
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. Unrealized gains (losses) are included in liabilities net of receivables and other assets on the statement of net assets.

9. CREDIT AND MARKET RISK
The Fund invests in high yield fixed income securities, which carry ratings of BBB or lower by Standard & Poor's Ratings Group and Baa or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Trustees has delegated to LIA the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Section 4(2), Rule 144A and illiquid securities have been identified on the statement of net assets.

10. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                           LVIP Delaware Bond Fund-22

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
LVIP Delaware Bond Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of the LVIP Delaware Bond Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the 'Fund') as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Bond Fund of Lincoln Variable Insurance Products Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 14, 2008


                           LVIP Delaware Bond Fund-23

LVIP DELAWARE BOND FUND
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2007, the Fund designates distributions paid during the year as follows:

     (A)
  LONG-TERM            (B)
CAPITAL GAINS    ORDINARY INCOME        TOTAL
DISTRIBUTIONS     DISTRIBUTIONS     DISTRIBUTIONS
 (TAX BASIS)       (TAX BASIS)       (TAX BASIS)
-------------    ---------------    -------------
      0%               100%              100%



----------
(A) and (B) are based on a percentage of the Fund's total distributions.


                           LVIP Delaware Bond Fund-24

OFFICER/TRUSTEE INFORMATION FOR LINCOLN VIP TRUST


                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Kelly D.               Chairman,        Chairman since    Vice President, The Lincoln National             32        Lincoln
Clevenger(1)           President        August 1995;      Life Insurance Company.  Executive Vice                    Retirement
1300 S. Clinton        and Trustee      President and     President, Lincoln Retirement Services                     Services
Street                                  Trustee since     Company, LLC; Second Vice President,                       Company,
Fort Wayne, IN 46802                    November 1994     Lincoln Life & Annuity Company of New                      LLC
YOB: 1952                                                 York
Michael D. Coughlin    Trustee          Trustee since     Management Consultant, Coughlin                  32        Merrimack
1300 S. Clinton                         April 2007        Associates                                                 County
Street                                                                                                               Savings Bank;
Fort Wayne, IN 46802                                                                                                 Trustee of
YOB: 1942                                                                                                            Merrimack
                                                                                                                     Bankcorp, MHC.
Nancy L. Frisby        Trustee          Trustee since     Formerly: Senior Vice President and              32        N/A
1300 S. Clinton                         April 1992        Chief Financial Officer, DeSoto Memorial
Street                                                    Hospital
Fort Wayne, IN 46802
YOB: 1941
Elizabeth S. Hager     Trustee          Trustee since     Executive Director of United Way of              32        N/A
1300 S. Clinton                         April 2007        Merrimack County; Representative, New
Street                                                    Hampshire House of Representatives
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon          Trustee          Trustee since     Professor of Economics and Management,           32        N/A
1300 S. Clinton                         February 2006;    DePauw University
Street                                  Formerly:
Fort Wayne, IN 46802                    Advisory
YOB: 1948                               Trustee since
                                        November  2004
Thomas D. Rath         Trustee          Trustee since     Partner, Rath, Young and Pignatelli              32        Associated
1300 S. Clinton                         April 2007                                                                   Grocers
Street                                                                                                               of New England
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella      Trustee          Trustee since     President Emeritus, Indiana Health               32        Advisory Board
1300 S. Clinton                         February 1998     Association, Formerly: President,                          of
Street                                                    Indiana Hospital & Health Association                      Harris Bank
Fort Wayne, IN 46802
YOB: 1943
David H. Windley       Trustee          Trustee since     Retired Director of Blue & Co., LLC.             32        Meridian
1300 S. Clinton                         August 2004                                                                  Investment
Street                                                                                                               Advisors, Inc.
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary        Secretary since   Secretary, Lincoln VIP Trust; Formerly:         N/A        N/A
1300 S. Clinton                         February 1995     Secretary and Assistant Vice President,
Street                                                    The Lincoln National Life Insurance
Fort Wayne, IN 46802                                      Company
YOB: 1954
William P. Flory,      Second Vice      Second Vice       Second Vice President and Director of           N/A        N/A
Jr.(1)                 President and    President since   Separate Account Operations and Mutual
1300 S. Clinton        Chief            August 2007;      Fund Administration, The Lincoln
Street                 Accounting       Chief             National Life Insurance Company;
Fort Wayne, IN 46802   Officer          Accounting        Formerly: Second Vice President and
YOB: 1961                               Officer           Director of Corporate Procurement and
                                        since May 2006    Assistant Vice President of Separate
                                                          Account Operations and Mutual Fund
                                                          Administration, The Lincoln National
                                                          Life Insurance Company
Rise' C.M. Taylor(1)   Vice President   Vice President    Vice President and Treasurer, The               N/A        N/A
1300 S. Clinton        and              since August      Lincoln National Life Insurance Company;
Street                 Treasurer        2003 and          Vice President and Treasurer, Lincoln
Fort Wayne, IN 46802                    Treasurer since   Life & Annuity Company of New York
YOB: 1967                               May 2006;
                                        Formerly:
                                        Assistant
                                        Treasurer since
                                        August 2003
Kevin J. Adamson(1)    Second Vice      Second Vice       Second Vice President, Director of Funds        N/A        N/A
1300 S. Clinton        President        President since   Managements, The Lincoln National Life
Street                                  May 2006          Insurance Company; Formerly: Director of
Fort Wayne, IN 46802                                      Financial Operations, Swiss Re/Lincoln
YOB: 1966                                                 Re

                           LVIP Delaware Bond Fund-25

                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John A. Weston(1)      Chief            Chief             Vice President for Fund and Advisor             N/A        N/A
1300 S. Clinton        Compliance       Compliance        Compliance, The Lincoln National Life
Street                 Officer          Officer since     Insurance Company; Treasurer, Jefferson
Fort Wayne, IN 46802                    May 2007          Pilot Variable Fund, Inc.
YOB: 1959
Michael Schulitz(1)    Second Vice      Second Vice       Second Vice President, Product                  N/A        N/A
1300 S. Clinton        President        President since   Marketing, The Lincoln National Life
Street                                  August 2007       Insurance Company
Fort Wayne, IN 46802
YOB: 1968
David Weiss(1)         Assistant Vice   Assistant Vice    Assistant Vice President, Funds                 N/A        N/A
1300 S. Clinton        President        President since   Management Research, The Lincoln
Street                                  August 2007       National Life Insurance Company;
Fort Wayne, IN 46802                                      Formerly:  Director, Funds Management
YOB: 1976                                                 Research; Mutual Fund/Securities
                                                          Analyst; Senior Mutual Fund Analyst,
                                                          Jefferson Pilot Corp.



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                           LVIP Delaware Bond Fund-26

                                            LVIP DELAWARE GROWTH AND INCOME FUND

                     [DELAWARE GROWTH AND INCOME FUND LOGO]

                            LVIP Delaware Growth
                            and Income Fund
                              a series of Lincoln Variable
                              Insurance Products Trust
                            Annual Report
                            December 31, 2007





                                            LVIP DELAWARE GROWTH AND INCOME FUND


                                               (FORMERLY GROWTH AND INCOME FUND)

LVIP DELAWARE GROWTH AND INCOME FUND

INDEX



COMMENTARY                                                                 1

DISCLOSURE OF FUND EXPENSES                                                2

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS                               3

STATEMENT OF NET ASSETS                                                    4

STATEMENT OF OPERATIONS                                                    7

STATEMENTS OF CHANGES IN NET ASSETS                                        7

FINANCIAL HIGHLIGHTS                                                       8

NOTES TO FINANCIAL STATEMENTS                                             10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                   14

OTHER FUND INFORMATION                                                    15

OFFICER/TRUSTEE INFORMATION                                               16


LVIP DELAWARE GROWTH AND INCOME FUND
2007 ANNUAL REPORT COMMENTARY

Managed by:
                                                                         ( LOGO)

The Fund returned 6.12% (Standard Class with distributions reinvested) for the fiscal year ended December 31, 2007, while its benchmark, the Russell 1000 Index*, returned 5.77%.

The equity markets ended 2007 on a generally positive note. Over this period the markets experienced heightened levels of volatility, driven on one hand by record high commodity prices, deteriorating conditions in the housing market, and general economic uncertainty, while on the other hand by record merger and acquisition (M&A) activity and robust global economic growth. After a strong start to 2007, the markets were rattled in the second quarter as fears of an economic slowdown and concerns over a rise in subprime mortgage defaults created uneasiness among investors. Instability in the markets continued throughout the latter part of the year as further signs of weakness in the housing market and dislocation in the credit markets caused investors to shun financial and consumer-related stocks. Attempts by the Federal Reserve to provide stability to the financial system through interest rate cuts were greeted positively by the markets but did little to alleviate concerns that the economy may be heading for a hard landing. Despite recessionary fears stealing the headlines, healthy consumer spending and favorable employment trends continued to provide upside support to the economy, which helped keep the markets in positive territory for the year.

The Fund's return exceeded that of its benchmark for the year. The Fund's outperformance relative to the Russell 1000 Index was attributable to stock selection in the capital goods, basic materials, and consumer services sectors. Stocks contributing to performance included overweight positions in National Oilwell Varco, an oil services company, Express Scripts, a provider of pharmacy benefit management services, and Deere & Co., an agricultural and commercial equipment manufacturer. Stock selection in the finance, consumer staples and media sectors detracted from performance. Stocks having a negative impact on the Fund relative to its benchmark included overweight positions in PMI Group, a global financial services firm, and Washington Mutual, a consumer and small business bank, and an underweight position in Apple Computer. At December 31, 2007, the Fund no longer held positions in Apple Computer and PMI Group.

The equity markets continue to be highly volatile in the face of a slowing economy, coupled with further fallout from the subprime mortgage contagion. Moving into 2008, we maintain a constructive view on the equity markets, as healthy corporate balance sheets combined with increased foreign investment in the U.S. should provide upside support in the form of share buybacks and M&A activity. We expect market volatility to persist over the near term given the low level of economic visibility and worries lingering in the credit markets. Provided that the economy grows at a moderate pace and employment holds up, the markets are likely to react favorably to further interest rate cuts by the Federal Reserve, other factors held equal.

Francis X. Morris
Christopher S. Adams, CFA
Michael S. Morris, CFA
Donald G. Padilla, CFA
Delaware Investments


Growth of $10,000 invested 12/31/97 through 12/31/07

(LINE GRAPH)

                                    LVIP DELAWARE
                                      GROWTH &
                                     INCOME FUND
                                   STANDARD CLASS
                                       SHARES        RUSSELL 1000
                                                         INDEX
                                   --------------    ------------
12/31/97                              10000.00         10000.00
                                      12034.00         12702.00
                                      14145.00         15358.00
                                      12782.00         14162.00
                                      11350.00         12399.00
                                       8845.00          9714.00
                                      11473.00         12618.00
                                      12849.00         14057.00
                                      13561.00         14938.00
                                      15237.00         17247.00
12/31/07                              16170.00         18243.00




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Growth and Income Fund Standard Class shares on 12/31/97. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $16,170. For comparison, look at how the Russell 1000 Index did over the same period. The same $10,000 investment would have grown to $18,243. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns               Ended
on investment                            12/31/07
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
One Year                                   +6.12%
-------------------------------------------------
Five Years                                +12.82%
-------------------------------------------------
Ten Years                                  +4.92%
-------------------------------------------------
Service Class Shares
-------------------------------------------------
One Year                                   +5.85%
-------------------------------------------------
Inception (5/19/04)                       +10.27%
-------------------------------------------------



* The Russell 1000 Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.


                     LVIP Delaware Growth and Income Fund-1

LVIP DELAWARE GROWTH AND INCOME FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2007 TO DECEMBER 31, 2007

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions: redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund, does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                  Expenses
                        Beginning      Ending                   Paid During
                         Account      Account     Annualized       Period
                          Value        Value        Expense      7/1/07 to
                          7/1/07      12/31/07       Ratio       12/31/07*
---------------------------------------------------------------------------
ACTUAL
Standard Class Shares   $1,000.00    $  979.30       0.40%         $2.00
Service Class Shares     1,000.00       978.10       0.65%          3.24
---------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares   $1,000.00    $1,023.19       0.40%         $2.04
Service Class Shares     1,000.00     1,021.93       0.65%          3.31
---------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                     LVIP Delaware Growth and Income Fund-2

LVIP DELAWARE GROWTH AND INCOME FUND

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.


                                            PERCENTAGE
SECTOR                                    OF NET ASSETS
-------------------------------------------------------
COMMON STOCK                                   98.10%
-------------------------------------------------------
Aerospace & Defense                             4.66%
Beverages                                       1.62%
Biotechnology                                   2.85%
Capital Markets                                 3.13%
Chemicals                                       3.54%
Commercial Banks                                0.90%
Commercial Services & Supplies                  1.10%
Communications Equipment                        4.66%
Computers & Peripherals                         4.22%
Construction & Engineering                      0.54%
Consumer Finance                                0.67%
Diversified Financial Services                  4.49%
Diversified Telecommunications
  Services                                      2.86%
Electric Utilities                              2.59%
Electrical Equipment                            0.45%
Energy Equipment & Services                     2.61%
Food & Staples Retailing                        1.12%
Health Care Equipment & Supplies                2.29%
Health Care Providers & Services                3.31%
Hotels, Restaurants & Leisure                   2.71%
Household Durables                              1.20%
Household Products                              2.50%
Industrial Conglomerates                        2.45%
Insurance                                       5.21%
Internet Software & Services                    1.99%
IT Services                                     0.21%
Machinery                                       2.52%
Media                                           2.89%
Metals & Mining                                 1.71%
Multiline Retail                                0.63%
Oil, Gas & Consumable Fuels                     9.41%
Pharmaceuticals                                 5.37%
Real Estate Investment Trusts                   0.60%
Road & Rail                                     0.81%
Semiconductors & Semiconductor
  Equipment                                     3.16%
Software                                        2.92%
Specialty Retail                                1.81%
Textiles, Apparel & Luxury Goods                1.37%
Thrift & Mortgage Finance                       0.39%
Tobacco                                         0.45%
Wireless Telecommunication Services             0.18%
-------------------------------------------------------
DISCOUNTED COMMERCIAL PAPER                     1.26%
-------------------------------------------------------
TOTAL VALUE OF SECURITIES                      99.36%
-------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES                                   0.64%
-------------------------------------------------------
TOTAL NET ASSETS                              100.00%
-------------------------------------------------------





Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

                                            PERCENTAGE
TOP 10 EQUITY HOLDINGS                    OF NET ASSETS
-------------------------------------------------------
Exxon Mobil                                    3.52%
Microsoft                                      2.92%
Procter & Gamble                               2.50%
Johnson & Johnson                              2.21%
ConocoPhilips                                  1.87%
Cisco Systems                                  1.85%
International Business Machines                1.77%
Google Class A                                 1.72%
Bank of America                                1.67%
Occidental Petroleum                           1.64%
-------------------------------------------------------
TOTAL                                         21.67%
-------------------------------------------------------





                     LVIP Delaware Growth and Income Fund-3

LVIP DELAWARE GROWTH AND INCOME FUND
STATEMENT OF NET ASSETS
December 31, 2007



                                     NUMBER OF          VALUE
                                       SHARES         (U.S. $)
     COMMON STOCK-98.10%
     AEROSPACE & DEFENSE-4.66%
     DRS Technologies............       254,400    $   13,806,288
     General Dynamics............       118,800        10,572,012
     Goodrich....................       267,200        18,866,992
     Northrop Grumman............       235,800        18,543,312
     United Technologies.........       343,000        26,253,220
                                                   --------------
                                                       88,041,824
                                                   --------------
     BEVERAGES-1.62%
     PepsiCo.....................       402,600        30,557,340
                                                   --------------
                                                       30,557,340
                                                   --------------
     BIOTECHNOLOGY-2.85%
  +  Amgen.......................       331,500        15,394,860
  +  Genentech...................       207,400        13,910,318
  +  Gilead Sciences.............       440,000        20,244,400
  +  Vertex Pharmaceuticals......       185,500         4,309,165
                                                   --------------
                                                       53,858,743
                                                   --------------
     CAPITAL MARKETS-3.13%
     Bank of New York Mellon.....       463,500        22,600,260
     Bear Stearns................       111,600         9,848,700
     Blackstone Group............       380,400         8,418,252
     Morgan Stanley..............       343,800        18,259,218
                                                   --------------
                                                       59,126,430
                                                   --------------
     CHEMICALS-3.54%
     Cytec Industries............       134,700         8,294,826
     Dow Chemical................       412,300        16,252,866
     duPont (E.I.) deNemours.....       313,200        13,808,988
     Lubrizol....................       230,500        12,483,880
     Monsanto....................       143,300        16,005,177
                                                   --------------
                                                       66,845,737
                                                   --------------
     COMMERCIAL BANKS-0.90%
     U.S. Bancorp................       538,400        17,088,816
                                                   --------------
                                                       17,088,816
                                                   --------------
     COMMERCIAL SERVICES & SUPPLIES-1.10%
     Manpower....................        74,400         4,233,360
     Republic Services...........       344,300        10,793,805
     Robert Half International...       213,300         5,767,632
                                                   --------------
                                                       20,794,797
                                                   --------------
     COMMUNICATIONS EQUIPMENT-4.66%
  +  Cisco Systems...............     1,291,800        34,969,026
     Corning.....................       862,800        20,698,572
     Motorola....................       856,100        13,731,844
     QUALCOMM....................       473,600        18,636,160
                                                   --------------
                                                       88,035,602
                                                   --------------
     COMPUTERS & PERIPHERALS-4.22%
  +  EMC.........................     1,024,500        18,983,985
     Hewlett-Packard.............       540,500        27,284,440
     International Business
      Machines..................        309,500        33,456,950
                                                   --------------
                                                       79,725,375
                                                   --------------
     CONSTRUCTION & ENGINEERING-0.54%
     Fluor.......................        69,600        10,142,112
                                                   --------------
                                                       10,142,112
                                                   --------------
     CONSUMER FINANCE-0.67%
     Capital One Financial.......       268,600        12,694,036
                                                   --------------
                                                       12,694,036
                                                   --------------
     DIVERSIFIED FINANCIAL SERVICES-4.49%
     Bank of America.............       766,700        31,634,042
     CIT Group...................       355,900         8,552,277
     Citigroup...................       548,700        16,153,728
     JPMorgan Chase..............       654,100        28,551,465
                                                   --------------
                                                       84,891,512
                                                   --------------
     DIVERSIFIED TELECOMMUNICATIONS
      SERVICES-2.86%
     AT&T........................       297,900        12,380,724
     Embarq......................       130,000         6,438,900
  +  Qwest Communications
      International.............      1,160,000         8,131,600
     Verizon Communications......       620,300        27,100,907
                                                   --------------
                                                       54,052,131
                                                   --------------
     ELECTRIC UTILITIES-2.59%
     Exelon......................       175,900        14,360,476
     FirstEnergy.................       187,900        13,592,686
     PPL.........................       401,400        20,908,926
                                                   --------------
                                                       48,862,088
                                                   --------------
     ELECTRICAL EQUIPMENT-0.45%
  +  Thomas & Betts..............       174,400         8,552,576
                                                   --------------
                                                        8,552,576
                                                   --------------
     ENERGY EQUIPMENT & SERVICES-2.61%
     Halliburton.................       386,800        14,663,588
  +  National Oilwell Varco......       204,300        15,007,878
     Schlumberger................       200,400        19,713,348
                                                   --------------
                                                       49,384,814
                                                   --------------
     FOOD & STAPLES RETAILING-1.12%
     CVS Caremark................       533,000        21,186,750
                                                   --------------
                                                       21,186,750
                                                   --------------
     HEALTH CARE EQUIPMENT & SUPPLIES-2.29%
  +  Gen-Probe...................       169,000        10,635,170
  +  Hologic.....................       191,500        13,144,560
     Medtronic...................       388,000        19,504,760
                                                   --------------
                                                       43,284,490
                                                   --------------
     HEALTH CARE PROVIDERS & SERVICES-3.31%
  +  Express Scripts.............       298,400        21,783,200
     UnitedHealth Group..........       379,100        22,063,620
  +  WellPoint...................       213,100        18,695,263
                                                   --------------
                                                       62,542,083
                                                   --------------
     HOTELS, RESTAURANTS & LEISURE-2.71%
     Burger King Holdings........       610,000        17,391,100
     Marriott International Class
      A.........................        339,100        11,590,438
     McDonald's..................       376,200        22,161,942
                                                   --------------
                                                       51,143,480
                                                   --------------
     HOUSEHOLD DURABLES-1.20%
     Fortune Brands..............       171,600        12,416,976
  +  Jarden......................       436,300        10,301,043
                                                   --------------
                                                       22,718,019
                                                   --------------

                     LVIP Delaware Growth and Income Fund-4

LVIP DELAWARE GROWTH AND INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                     NUMBER OF          VALUE
                                       SHARES         (U.S. $)
     COMMON STOCK (CONTINUED)
     HOUSEHOLD PRODUCTS-2.50%
     Procter & Gamble............       643,900    $   47,275,138
                                                   --------------
                                                       47,275,138
                                                   --------------
     INDUSTRIAL CONGLOMERATES-2.45%
     General Electric............       710,100        26,323,407
     Textron.....................       281,100        20,042,430
                                                   --------------
                                                       46,365,837
                                                   --------------
     INSURANCE-5.21%
     AFLAC.......................       261,500        16,377,745
     American International
      Group.....................        474,500        27,663,350
     Berkley (W.R.)..............       412,900        12,308,549
     Everest Re Group............        89,600         8,995,840
     Hanover Insurance Group.....       205,800         9,425,640
     MBIA........................       251,100         4,677,993
     Prudential Financial........       203,200        18,905,728
                                                   --------------
                                                       98,354,845
                                                   --------------
     INTERNET SOFTWARE & SERVICES-1.99%
  +  Digital River...............       152,600         5,046,482
  +  Google Class A..............        47,100        32,568,708
                                                   --------------
                                                       37,615,190
                                                   --------------
     IT SERVICES-0.21%
  +  VeriFone Holdings...........       166,400         3,868,800
                                                   --------------
                                                        3,868,800
                                                   --------------
     MACHINERY-2.52%
     Caterpillar.................       300,800        21,826,048
     Deere & Co. ................       275,800        25,682,496
                                                   --------------
                                                       47,508,544
                                                   --------------
     MEDIA-2.89%
  +  Comcast Class A.............       427,100         7,798,846
  +  Comcast Special Class A.....       221,100         4,006,332
     Disney (Walt)...............       456,400        14,732,592
     Time Warner.................       920,400        15,195,804
  +  Viacom Class B..............       290,900        12,776,328
                                                   --------------
                                                       54,509,902
                                                   --------------
     METALS & MINING-1.71%
     Freeport-McMoRan Copper &
      Gold......................        184,200        18,869,448
     Steel Dynamics..............       226,100        13,468,777
                                                   --------------
                                                       32,338,225
                                                   --------------
     MULTILINE RETAIL-0.63%
     Macy's......................       462,700        11,970,049
                                                   --------------
                                                       11,970,049
                                                   --------------
     OIL, GAS & CONSUMABLE FUELS-9.41%
     Chevron.....................       191,500        17,872,695
     ConocoPhillips..............       399,300        35,258,190
     EOG Resources...............       162,700        14,520,975
     Exxon Mobil.................       710,400        66,557,376
     Occidental Petroleum........       403,200        31,042,368
     St. Mary Land &
      Exploration...............        324,500        12,528,945
                                                   --------------
                                                      177,780,549
                                                   --------------
     PHARMACEUTICALS-5.37%
     Johnson & Johnson...........       625,400        41,714,180
     Merck.......................       506,300        29,421,093
     Pfizer......................       482,600        10,969,498
     Wyeth.......................       437,300        19,324,287
                                                   --------------
                                                      101,429,058
                                                   --------------
     REAL ESTATE INVESTMENT TRUSTS-0.60%
     Developers Diversified
      Realty....................        133,300         5,104,057
     Host Hotels & Resorts.......       360,500         6,142,920
                                                   --------------
                                                       11,246,977
                                                   --------------
     ROAD & RAIL-0.81%
     Norfolk Southern............       302,200        15,242,968
                                                   --------------
                                                       15,242,968
                                                   --------------
     SEMICONDUCTORS & SEMICONDUCTOR
      EQUIPMENT-3.16%
     Applied Materials...........       633,700        11,254,512
     Intel.......................     1,112,700        29,664,582
     Texas Instruments...........       563,100        18,807,540
                                                   --------------
                                                       59,726,634
                                                   --------------
     SOFTWARE-2.92%
     Microsoft...................     1,547,400        55,087,440
                                                   --------------
                                                       55,087,440
                                                   --------------
     SPECIALTY RETAIL-1.81%
     Abercrombie & Fitch Class
      A.........................        198,800        15,898,036
     Best Buy....................       346,300        18,232,695
                                                   --------------
                                                       34,130,731
                                                   --------------
     TEXTILES, APPAREL & LUXURY GOODS-1.37%
  +  Coach.......................       297,000         9,082,260
     NIKE Class B................       165,200        10,612,448
     Phillips-Van Heusen.........       170,000         6,266,200
                                                   --------------
                                                       25,960,908
                                                   --------------
     THRIFT & MORTGAGE FINANCE-0.39%
     Washington Mutual...........       545,800         7,428,338
                                                   --------------
                                                        7,428,338
                                                   --------------
     TOBACCO-0.45%
     Altria Group................       113,500         8,578,330
                                                   --------------
                                                        8,578,330
                                                   --------------
     WIRELESS TELECOMMUNICATION SERVICES-0.18%
  +  MetroPCS Communications.....       175,100         3,405,695
                                                   --------------
                                                        3,405,695
                                                   --------------
     TOTAL COMMON STOCK (COST
      $1,292,738,709)...........                    1,853,352,913
                                                   --------------


                                     PRINCIPAL
                                       AMOUNT
                                      (U.S. $)
 =/  DISCOUNTED COMMERCIAL
      PAPER-1.26%
     BNP Paribas Finance 4.00%
      1/2/08....................    $23,820,000        23,817,386
                                                   --------------
     TOTAL DISCOUNTED COMMERCIAL
      PAPER (COST $23,817,386)..                       23,817,386
                                                   --------------





                     LVIP Delaware Growth and Income Fund-5

LVIP DELAWARE GROWTH AND INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)



TOTAL VALUE OF SECURITIES-99.36% (COST $1,316,556,095).......................   $1,877,170,299
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.64%........................       12,164,562
                                                                                --------------
NET ASSETS APPLICABLE TO 51,263,196 SHARES OUTSTANDING-100.00%...............   $1,889,334,861
                                                                                ==============
NET ASSET VALUE-LVIP DELAWARE GROWTH AND INCOME FUND STANDARD CLASS
  ($1,823,930,246 / 49,486,114 SHARES).......................................          $36.857
                                                                                       =======
NET ASSET VALUE-LVIP DELAWARE GROWTH AND INCOME FUND SERVICE CLASS
  ($65,404,615 / 1,777,082 SHARES)...........................................          $36.805
                                                                                       =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par)...............   $1,193,361,794
Undistributed net investment income..........................................        3,457,188
Accumulated net realized gain on investments.................................      131,901,675
Net unrealized appreciation of investments...................................      560,614,204
                                                                                --------------
Total net assets.............................................................   $1,889,334,861
                                                                                ==============




----------

+ Non-income producing security for the year ended December 31, 2007. =/ The rate shown is the effective yield at the time of purchase.

                             See accompanying notes



                     LVIP Delaware Growth and Income Fund-6

LVIP DELAWARE GROWTH AND INCOME FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2007




INVESTMENT INCOME:
Dividends............................   $ 32,723,329
Interest.............................      1,030,066
Foreign tax withheld.................            (26)
                                        ------------
                                          33,753,369
                                        ------------
EXPENSES:
Management fees......................      6,548,807
Accounting and administration
 expenses...........................         835,707
Professional fees....................        193,920
Reports and statements to
 shareholders.......................         191,506
Distribution expenses-Service Class..        119,161
Trustees' fees.......................         39,792
Custodian fees.......................         37,973
Other................................         57,898
                                        ------------
                                           8,024,764
Less expense paid indirectly.........        (17,238)
                                        ------------
Total operating expenses.............      8,007,526
                                        ------------
NET INVESTMENT INCOME................     25,745,843
                                        ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain on investments.....    189,127,299
Net change in unrealized
 appreciation/depreciation of
 investments........................     (93,787,869)
                                        ------------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS........................      95,339,430
                                        ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS.....................   $121,085,273
                                        ============




                             See accompanying notes


LVIP DELAWARE GROWTH AND INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS



                                          YEAR ENDED
                                  12/31/07         12/31/06
                               --------------   --------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income.......   $   25,745,843   $   27,396,612
Net realized gain on
 investments...............       189,127,299      155,495,143
Net change in unrealized
 appreciation/depreciation
 of investments............       (93,787,869)      48,434,411
                               --------------   --------------
Net increase in net assets
 resulting from
 operations................       121,085,273      231,326,166
                               --------------   --------------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS FROM:
Net investment income:
 Standard Class.............      (21,922,882)     (23,867,841)
 Service Class..............         (616,175)        (123,500)
                               --------------   --------------
                                  (22,539,057)     (23,991,341)
                               --------------   --------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class.............       11,787,656       15,486,771
 Service Class..............       17,069,535       10,146,449
Net asset value of shares
 issued upon reinvestment
 of dividends and
 distributions:
 Standard Class.............       21,922,882       23,867,841
 Service Class..............          616,175          123,500
Net assets from merger(1):
 Service Class..............       42,491,066               --
                               --------------   --------------
                                   93,887,314       49,624,561
                               --------------   --------------
Cost of shares repurchased:
 Standard Class.............     (297,915,222)    (332,351,599)
 Service Class..............       (7,932,205)      (2,386,096)
                               --------------   --------------
                                 (305,847,427)    (334,737,695)
                               --------------   --------------
Decrease in net assets
 derived from capital share
 transactions..............      (211,960,113)    (285,113,134)
                               --------------   --------------
NET DECREASE IN NET ASSETS..     (113,413,897)     (77,778,309)
NET ASSETS:
Beginning of year...........    2,002,748,758    2,080,527,067
                               --------------   --------------
End of year (including
 undistributed net
 investment income of
 $3,457,188 and $3,878,649,
 respectively).............    $1,889,334,861   $2,002,748,758
                               ==============   ==============




----------

(1) See Note 7 in "Notes to Financial Statements."

                             See accompanying notes


                     LVIP Delaware Growth and Income Fund-7

LVIP DELAWARE GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                              LVIP DELAWARE GROWTH AND INCOME FUND STANDARD CLASS
                                                                                   YEAR ENDED
                                             12/31/07           12/31/06           12/31/05           12/31/04          12/31/03(1)
                                            ---------------------------------------------------------------------------------------
Net asset value, beginning of period.....   $   35.157         $   31.673         $   30.407         $   27.502          $   21.438

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2).................        0.483              0.450              0.427              0.458               0.304
Net realized and unrealized gain on
 investments............................         1.660              3.454              1.253              2.821               6.047
                                            ----------         ----------         ----------         ----------          ----------
Total from investment operations.........        2.143              3.904              1.680              3.279               6.351
                                            ----------         ----------         ----------         ----------          ----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income....................       (0.443)            (0.420)            (0.414)            (0.374)             (0.287)
                                            ----------         ----------         ----------         ----------          ----------
Total dividends and distributions........       (0.443)            (0.420)            (0.414)            (0.374)             (0.287)
                                            ----------         ----------         ----------         ----------          ----------
Net asset value, end of period...........   $   36.857         $   35.157         $   31.673         $   30.407          $   27.502
                                            ==========         ==========         ==========         ==========          ==========
Total return(3)..........................        6.12%             12.36%              5.54%             11.99%              29.71%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)..   $1,823,930         $1,989,459         $2,076,169         $2,245,431          $2,242,161
Ratio of expenses to average net assets..        0.40%              0.38%              0.38%              0.37%               0.38%
Ratio of net investment income to average
 net assets.............................         1.29%              1.37%              1.39%              1.63%               1.28%
Portfolio turnover.......................          31%                29%                20%                38%                 72%



----------
(1)Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc. was merged into the Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

(2)The average shares outstanding method has been applied for per share information.

(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes


                     LVIP Delaware Growth and Income Fund-8

LVIP DELAWARE GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                      LVIP DELAWARE GROWTH AND INCOME FUND
                                                                                  SERVICE CLASS
                                                                                                              5/19/04(1)
                                                                         YEAR ENDED                               TO
                                                        12/31/07          12/31/06          12/31/05           12/31/04
                                                        ----------------------------------------------------------------
Net asset value, beginning of period.................    $35.116           $31.650           $30.396            $26.971

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2).............................      0.388             0.368             0.348              0.270
Net realized and unrealized gain on investments......      1.662             3.447             1.252              3.495
                                                         -------           -------           -------            -------
Total from investment operations.....................      2.050             3.815             1.600              3.765
                                                         -------           -------           -------            -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income................................     (0.361)           (0.349)           (0.346)            (0.340)
                                                         -------           -------           -------            -------
Total dividends and distributions....................     (0.361)           (0.349)           (0.346)            (0.340)
                                                         -------           -------           -------            -------
Net asset value, end of period.......................    $36.805           $35.116           $31.650            $30.396
                                                         =======           =======           =======            =======
Total return(3)......................................      5.85%            12.09%             5.28%             14.02%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)..............    $65,405           $13,290           $ 4,358            $   132
Ratio of expenses to average net assets..............      0.65%             0.63%             0.63%              0.62%
Ratio of net investment income to average net
 assets.............................................       1.04%             1.12%             1.14%              1.55%
Portfolio turnover...................................        31%               29%               20%                38%(4)



----------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

(4) The portfolio turnover is representative of the Fund for the entire year.

                             See accompanying notes


                     LVIP Delaware Growth and Income Fund-9

LVIP DELAWARE GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 31 series. These financial statements and the related notes pertain to the LVIP Delaware Growth and Income Fund (formerly the Growth and Income Fund) (the "Fund"). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize long-term capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust are allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investments Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gains on investment in the accompanying financial statements and totaled $23,600 for the year ended December 31, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the expense offset shown as "expense paid indirectly."


                     LVIP Delaware Growth and Income Fund-10

LVIP DELAWARE GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Lincoln Investment Advisors Corporation (LIA) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. LIA is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIA receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Prior to April 30, 2007, Delaware Management Company (DMC), a series of Delaware Management Business Trust and subsidiary of LNC, acted as the Fund's investment advisor and was compensated according to the same advisory fee rate. Effective April 30, 2007, DMC entered into a sub-advisory agreement with LIA so that it could continue to provide day-to-day portfolio management services to the Fund. For these services, LIA, not the Fund, pays DMC (the "Sub-Advisor") at an annual rate of 0.20% of the Fund's average daily net assets.

Effective October 1, 2007, Mellon Bank, N.A. provides fund accounting and financial administration services to the Fund. For these services, the Fund pays Mellon a monthly fee based on average net assets, subject to certain minimums.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets. Prior to October 1, 2007, DSC provided fund accounting and financial administration to the Fund for which it received a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2007, the Fund was charged $532,334 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative support necessary for the operation of the Fund. For these services, the Trust was charged $553,000 for the year ended December 31, 2007, which was allocated to the funds based on average net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2007, fees for administrative and support services amounted to $87,647 and $43,481, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. Effective January 1, 2008, this limit will no longer be in place. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2007, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIA..........   $535,138
Fees Payable to DSC.....................      4,060
Distribution Fees Payable to LFD .......     13,876


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2007, the Fund made purchases of $608,813,319 and sales of $876,962,045 of investment securities other than short-term investments.

At December 31, 2007, the cost of investments for federal income tax purposes was $1,323,474,406. At December 31, 2007, net unrealized appreciation was $553,695,893 of which $630,421,017 related to unrealized appreciation of investments and $76,725,124 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                 YEAR ENDED          YEAR ENDED
                                  12/31/07            12/31/06
                                -----------         -----------
Ordinary income..............   $22,539,057         $23,991,341


In addition, the Fund declared an ordinary income consent dividend of $3,628,247 for the year ended December 31, 2006. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.


                     LVIP Delaware Growth and Income Fund-11

LVIP DELAWARE GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest........   $1,193,361,794
Undistributed ordinary income........        3,457,188
Undistributed long-term capital
  gains..............................      151,280,043
Post-October losses..................       (8,171,353)
Capital loss carryforwards...........       (4,288,704)*
Unrealized appreciation of
  investments........................      553,695,893
                                        --------------
Net assets...........................   $1,889,334,861
                                        ==============



* The amount of this loss which can be utilized in subsequent years is subject to an annual limitation in accordance with the Internal Revenue Code due to the Fund merger with Jefferson Pilot Variable Fund, Inc. ("JPVF") Growth Portfolio on April 27, 2007 (See Note 7).

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and capital loss carryforward limitations.

Post-October losses represent losses realized on investment transactions from November 1, 2007 through December 31, 2007 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to consent dividends and capital loss carryforwards limitation from JPVF Growth Portfolio. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Fund recorded the following reclassifications:

 UNDISTRIBUTED                     ACCUMULATED
NET INVESTMENT       PAID-IN      NET REALIZED
    INCOME           CAPITAL       GAIN/(LOSS)
--------------    ------------    ------------
 $(3,628,247)     $(3,402,816)     $7,031,063


For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $45,725,328 was utilized in 2007. Capital loss carryforwards remaining at December 31, 2007 will expire as follows: $4,288,704 expires in 2009.

6. CAPITAL SHARES
Transactions in capital shares were as follows:

                                YEAR ENDED          YEAR ENDED
                                 12/31/07            12/31/06
                                ----------         -----------
Shares sold:
 Standard Class..............      315,968             473,195
 Service Class...............      462,701             309,839
Shares issued upon
 reinvestment of dividends
 and distributions:
 Standard Class..............      605,487             697,523
 Service Class...............       17,037               3,612
Shares issued from merger*:
 Service Class..............     1,132,370                  --
                                ----------         -----------
                                 2,533,563           1,484,169
                                ----------         -----------
Shares repurchased:
 Standard Class..............   (8,023,248)        (10,132,687)
 Service Class...............     (213,487)            (72,680)
                                ----------         -----------
                                (8,236,735)        (10,205,367)
                                ----------         -----------
Net decrease.................   (5,703,172)         (8,721,198)
                                ==========         ===========




----------

* See Note 7.

7. FUND MERGER
Effective April 30, 2007, the Fund acquired all of the assets and assumed all of the liabilities of JPVF Growth Portfolio (the "Acquired Fund"), an open-end investment company, in exchange for shares of the Fund pursuant to a Plan and Agreement of Reorganization (the "Reorganization"). The shareholders of the Acquired Fund received shares of the respective class of the Fund equal to the aggregate net asset value of their shares in the Acquired Fund prior to the Reorganization.


                     LVIP Delaware Growth and Income Fund-12

LVIP DELAWARE GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




7. FUND MERGER (CONTINUED)


The Reorganization was treated as a non-taxable event and, accordingly, the Fund's basis in securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated net realized gain (loss) of the Acquired Fund as of the close of business on April 27, 2007, were as follows:

Net assets............................   $ 42,491,066
Net unrealized appreciation...........      7,641,003
Accumulated net realized loss.........    (19,321,346)


The net assets of the Fund prior to the Reorganization were $2,028,296,261. The combined net assets after the Reorganization were $2,070,787,327.

8. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                     LVIP Delaware Growth and Income Fund-13

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
LVIP Delaware Growth and Income Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Growth and Income Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Growth and Income Fund of Lincoln Variable Insurance Products Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 14, 2008


                     LVIP Delaware Growth and Income Fund-14

LVIP DELAWARE GROWTH AND INCOME FUND
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2007, the Fund designates dividends and distributions paid during the year as follows:

     (A)              (B)
  LONG-TERM         ORDINARY
 CAPITAL GAIN        INCOME           TOTAL             (C)
DISTRIBUTIONS    DISTRIBUTIONS    DISTRIBUTIONS     QUALIFYING
 (TAX BASIS)      (TAX BASIS)      (TAX BASIS)     DIVIDENDS(1)
-------------    -------------    -------------    ------------
      --              100%             100%            100%



----------

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.


                     LVIP Delaware Growth and Income Fund-15

OFFICER/TRUSTEE INFORMATION FOR LINCOLN VIP TRUST


                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Kelly D.               Chairman,        Chairman since    Vice President, The Lincoln National             32        Lincoln
Clevenger(1)           President        August 1995;      Life Insurance Company.  Executive Vice                    Retirement
1300 S. Clinton        and Trustee      President and     President, Lincoln Retirement Services                     Services
Street                                  Trustee since     Company, LLC; Second Vice President,                       Company,
Fort Wayne, IN 46802                    November 1994     Lincoln Life & Annuity Company of New                      LLC
YOB: 1952                                                 York
Michael D. Coughlin    Trustee          Trustee since     Management Consultant, Coughlin                  32        Merrimack
1300 S. Clinton                         April 2007        Associates                                                 County
Street                                                                                                               Savings Bank;
Fort Wayne, IN 46802                                                                                                 Trustee of
YOB: 1942                                                                                                            Merrimack
                                                                                                                     Bankcorp, MHC.
Nancy L. Frisby        Trustee          Trustee since     Formerly: Senior Vice President and              32        N/A
1300 S. Clinton                         April 1992        Chief Financial Officer, DeSoto Memorial
Street                                                    Hospital
Fort Wayne, IN 46802
YOB: 1941
Elizabeth S. Hager     Trustee          Trustee since     Executive Director of United Way of              32        N/A
1300 S. Clinton                         April 2007        Merrimack County; Representative, New
Street                                                    Hampshire House of Representatives
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon          Trustee          Trustee since     Professor of Economics and Management,           32        N/A
1300 S. Clinton                         February 2006;    DePauw University
Street                                  Formerly:
Fort Wayne, IN 46802                    Advisory
YOB: 1948                               Trustee since
                                        November  2004
Thomas D. Rath         Trustee          Trustee since     Partner, Rath, Young and Pignatelli              32        Associated
1300 S. Clinton                         April 2007                                                                   Grocers
Street                                                                                                               of New England
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella      Trustee          Trustee since     President Emeritus, Indiana Health               32        Advisory Board
1300 S. Clinton                         February 1998     Association, Formerly: President,                          of
Street                                                    Indiana Hospital & Health Association                      Harris Bank
Fort Wayne, IN 46802
YOB: 1943
David H. Windley       Trustee          Trustee since     Retired Director of Blue & Co., LLC.             32        Meridian
1300 S. Clinton                         August 2004                                                                  Investment
Street                                                                                                               Advisors, Inc.
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary        Secretary since   Secretary, Lincoln VIP Trust; Formerly:         N/A        N/A
1300 S. Clinton                         February 1995     Secretary and Assistant Vice President,
Street                                                    The Lincoln National Life Insurance
Fort Wayne, IN 46802                                      Company
YOB: 1954
William P. Flory,      Second Vice      Second Vice       Second Vice President and Director of           N/A        N/A
Jr.(1)                 President and    President since   Separate Account Operations and Mutual
1300 S. Clinton        Chief            August 2007;      Fund Administration, The Lincoln
Street                 Accounting       Chief             National Life Insurance Company;
Fort Wayne, IN 46802   Officer          Accounting        Formerly: Second Vice President and
YOB: 1961                               Officer           Director of Corporate Procurement and
                                        since May 2006    Assistant Vice President of Separate
                                                          Account Operations and Mutual Fund
                                                          Administration, The Lincoln National
                                                          Life Insurance Company
Rise' C.M. Taylor(1)   Vice President   Vice President    Vice President and Treasurer, The               N/A        N/A
1300 S. Clinton        and              since August      Lincoln National Life Insurance Company;
Street                 Treasurer        2003 and          Vice President and Treasurer, Lincoln
Fort Wayne, IN 46802                    Treasurer since   Life & Annuity Company of New York
YOB: 1967                               May 2006;
                                        Formerly:
                                        Assistant
                                        Treasurer since
                                        August 2003
Kevin J. Adamson(1)    Second Vice      Second Vice       Second Vice President, Director of Funds        N/A        N/A
1300 S. Clinton        President        President since   Managements, The Lincoln National Life
Street                                  May 2006          Insurance Company; Formerly: Director of
Fort Wayne, IN 46802                                      Financial Operations, Swiss Re/Lincoln
YOB: 1966                                                 Re

                     LVIP Delaware Growth and Income Fund-16

                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John A. Weston(1)      Chief            Chief             Vice President for Fund and Advisor             N/A        N/A
1300 S. Clinton        Compliance       Compliance        Compliance, The Lincoln National Life
Street                 Officer          Officer since     Insurance Company; Treasurer, Jefferson
Fort Wayne, IN 46802                    May 2007          Pilot Variable Fund, Inc.
YOB: 1959
Michael Schulitz(1)    Second Vice      Second Vice       Second Vice President, Product                  N/A        N/A
1300 S. Clinton        President        President since   Marketing, The Lincoln National Life
Street                                  August 2007       Insurance Company
Fort Wayne, IN 46802
YOB: 1968
David Weiss(1)         Assistant Vice   Assistant Vice    Assistant Vice President, Funds                 N/A        N/A
1300 S. Clinton        President        President since   Management Research, The Lincoln
Street                                  August 2007       National Life Insurance Company;
Fort Wayne, IN 46802                                      Formerly:  Director, Funds Management
YOB: 1976                                                 Research; Mutual Fund/Securities
                                                          Analyst; Senior Mutual Fund Analyst,
                                                          Jefferson Pilot Corp.



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                     LVIP Delaware Growth and Income Fund-17

                                                      LVIP DELAWARE MANAGED FUND

                             [DELAWARE MANAGED LOGO]

                                       LVIP Delaware Managed Fund
                                         a series of Lincoln Variable
                                         Insurance Products Trust
                                       Annual Report
                                       December 31, 2007





                                                      LVIP DELAWARE MANAGED FUND


                                                         (FORMERLY MANAGED FUND)

LVIP DELAWARE MANAGED FUND

INDEX



COMMENTARY                                                                 1

DISCLOSURE OF FUND EXPENSES                                                3

SECTOR ALLOCATION, TOP 10 EQUITY HOLDINGS AND CREDIT QUALITY BREAKDOWN     4

STATEMENT OF NET ASSETS                                                    6

STATEMENT OF OPERATIONS                                                   21

STATEMENTS OF CHANGES IN NET ASSETS                                       21

FINANCIAL HIGHLIGHTS                                                      22

NOTES TO FINANCIAL STATEMENTS                                             24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                   28

OTHER FUND INFORMATION                                                    29

OFFICER/TRUSTEE INFORMATION                                               30


LVIP DELAWARE MANAGED FUND
2007 ANNUAL REPORT COMMENTARY

Managed by:
                                                                         ( LOGO)

The Fund returned 4.58% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2007, while its customized benchmark, 50% Russell 1000 Index*, 40% Lehman Brothers Aggregate Bond Index**, 5% Russell 2000 Index***, and 5% Citigroup 90-day T-bill Index****, returned 6.01%.

During 2007, the markets experienced heightened levels of volatility, driven on one hand by record high commodity prices, deteriorating conditions in the housing market, and general economic uncertainty, while on the other hand by record merger and acquisition (M&A) activity and robust global economic growth. After a strong start to 2007, the markets were rattled in the second quarter as fears of an economic slowdown and concerns over a rise in subprime mortgage defaults created uneasiness among investors. Attempts by the Federal Reserve to provide stability to the financial system through interest rate cuts were greeted positively by the markets but did little to alleviate concerns that the economy may be heading for a hard landing. Despite recessionary fears stealing the headlines, healthy consumer spending and favorable employment trends continued to provide upside support to the economy, which helped keep the markets in positive territory for the year.

Despite a positive absolute return for 2007, the Fund's return lagged that of its benchmark index for the year. Asset allocation had a negative impact on the Fund's performance due to an overweight in small cap equities and an underweight in fixed income. The Fund saw varying levels of performance within each of the individual sleeves. The large-cap sleeve, which represented over 50% of the Fund's assets, outperformed the Russell 1000 Index while the small-cap and fixed income sleeves underperformed their respective benchmarks, the Russell 2000 Index and the Lehman Brothers Aggregate Bond Index.

The large-cap sleeve's outperformance relative to the Russell 1000 Index was attributable to stock selection in the capital goods, basic materials and consumer services sectors. Stock selection in the finance, consumer staples, and media sectors detracted from performance.

The small-cap sleeve's underperformance relative to the Russell 2000 index was attributable to stock selection in the finance, transportation, and consumer services sectors. Stock selection in the business services, real estate investment trust (REIT), and energy sectors benefited performance.

The fixed income sleeve's underperformance relative to the Lehman Brothers Aggregate Bond Index was attributable to sector allocation, with an underweighting in Treasuries, small exposure to high yield corporates and overweighting in asset-backed securities, which detracted from relative performance. Security selection also hurt returns in both asset-backed issues and financials. The sleeve benefited from our slightly longer than benchmark duration position, our bias to a steepening yield curve and our Treasury Inflation Protected Securities (TIPS) holdings.


The equity markets continue to be highly volatile in the face of a slowing economy coupled with further fallout from the subprime mortgage contagion. Moving into 2008, we maintain a constructive view on the equity markets, as healthy corporate balance sheets combined with increased foreign investment in the US should provide upside support in the form of share buybacks and M&A activity. We expect market volatility to persist over the near term given the low level of economic visibility and worries lingering in the credit markets. Provided that the economy grows at a moderate pace and employment holds up, the markets are likely to react favorably to further interest rate cuts by the Federal Reserve, other factors held equal.

Francis X. Morris
Christopher S. Adams, CFA
Michael S. Morris, CFA
Donald G. Padilla, CFA
Roger A. Early, CPA, CFA, CFP(R)
Thomas H. Chow, CFA
Cynthia Isom
Delaware Investments

Growth of $10,000 invested 12/31/97 through 12/31/07

(LINE GRAPH)

                                  LVIP DELAWARE
                                   MANAGED FUND
                                     STANDARD
                                   CLASS SHARES    CUSTOMIZED BENCHMARK
                                  -------------    --------------------
12/31/97                             10000.00            10000.00
                                     11272.00            11755.00
                                     12143.00            13075.00
                                     11971.00            13205.00
                                     11783.00            12887.00
                                     10477.00            11826.00
                                     12876.00            14009.00
                                     14164.00            15194.00
                                     14799.00            15894.00
                                     16363.00            17575.00
12/31/07                             17114.00            18632.00




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Managed Fund Standard Class shares on 12/31/97. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $17,114. For comparison, look at how the customized benchmark did over the same period. The same $10,000 investment would have grown to $18,632. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.


                          LVIP Delaware Managed Fund-1

LVIP DELAWARE MANAGED FUND
2007 ANNUAL REPORT COMMENTARY (CONTINUED)

Average annual total returns               Ended
on investment                            12/31/07
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
One Year                                   +4.58%
-------------------------------------------------
Five Years                                +10.32%
-------------------------------------------------
Ten Years                                  +5.52%
-------------------------------------------------




Service Class Shares
------------------------------------------------
One Year                                  +4.32%
------------------------------------------------
Inception (5/19/04)                       +8.28%
------------------------------------------------



* The Russell 1000 Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

** The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Government/Credit Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

*** The Russell 2000 Index comprises the 2,000 smallest stocks (on the basis of capitalization) in the Russell 3000 index and represents 8% of the Russell 3000 total market capitalization.

**** The Citigroup 90 Day T-Bill Index measures the return on short-term investments.





                          LVIP Delaware Managed Fund-2

LVIP DELAWARE MANAGED FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2007 TO DECEMBER 31, 2007

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                  Expenses
                        Beginning      Ending                   Paid During
                         Account      Account     Annualized       Period
                          Value        Value        Expense      7/1/07 to
                          7/1/07      12/31/07       Ratio       12/31/07*
---------------------------------------------------------------------------
ACTUAL
Standard Class Shares   $1,000.00    $  986.80       0.47%         $2.35
Service Class Shares     1,000.00       985.50       0.72%          3.60
---------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares   $1,000.00    $1,022.84       0.47%         $2.40
Service Class Shares     1,000.00     1,021.58       0.72%          3.67
---------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                          LVIP Delaware Managed Fund-3

LVIP DELAWARE MANAGED FUND

SECTOR ALLOCATION, TOP 10 EQUITY HOLDINGS AND CREDIT QUALITY BREAKDOWN AS OF DECEMBER 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials


                                            PERCENTAGE
SECTOR                                    OF NET ASSETS
-------------------------------------------------------
COMMON STOCK                                   66.71%
-------------------------------------------------------
Aerospace & Defense                             2.76%
Air Freight & Logistics                         0.13%
Auto Components                                 0.08%
Beverages                                       0.93%
Biotechnology                                   2.18%
Building Products                               0.06%
Capital Markets                                 1.92%
Chemicals                                       2.47%
Commercial Banks                                0.99%
Commercial Services & Supplies                  1.11%
Communications Equipment                        2.89%
Computers & Peripherals                         2.49%
Construction & Engineering                      0.46%
Consumer Finance                                0.38%
Diversified Financial Services                  2.46%
Diversified Telecommunications
  Services                                      1.74%
Electric Utilities                              1.52%
Electrical Equipment                            0.33%
Electronic Equipment & Instruments              0.20%
Energy Equipment & Services                     1.78%
Food & Staples Retailing                        0.83%
Food Products                                   0.05%
Health Care Equipment & Supplies                1.59%
Health Care Providers & Services                2.36%
Hotels, Restaurants & Leisure                   1.88%
Household Durables                              0.85%
Household Products                              1.44%
Independent Power Producers & Energy
  Traders                                       0.11%
Industrial Conglomerates                        1.40%
Insurance                                       3.47%
Internet & Catalog Retail                       0.04%
Internet Software & Services                    1.45%
IT Services                                     0.32%
Life Sciences Tools & Services                  0.27%
Machinery                                       1.79%
Media                                           1.93%
Metals & Mining                                 1.16%
Multiline Retail                                0.35%
Oil, Gas & Consumable Fuels                     5.80%
Paper & Forest Products                         0.06%
Personal Products                               0.08%
Pharmaceuticals                                 3.21%
Real Estate Investment Trusts                   0.91%
Road & Rail                                     0.45%
Semiconductors & Semiconductor
  Equipment                                     2.19%
Software                                        2.35%
Specialty Retail                                1.35%
Textiles, Apparel & Luxury Goods                1.09%
Thrift & Mortgage Finance                       0.54%
Tobacco                                         0.23%
Trading Companies & Distributors                0.07%
Wireless Telecommunication Services             0.21%
-------------------------------------------------------
CONVERTIBLE PREFERRED STOCK                     0.06%
-------------------------------------------------------
PREFERRED STOCK                                 0.06%
-------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE
  OBLIGATIONS                                   1.15%
-------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES               5.42%
-------------------------------------------------------
AGENCY OBLIGATIONS                              1.14%
-------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES           1.93%
-------------------------------------------------------
CONVERTIBLE BONDS                               0.16%
-------------------------------------------------------
CORPORATE BONDS                                 6.59%
-------------------------------------------------------
MUNICIPAL BONDS                                 0.68%
-------------------------------------------------------
NON-AGENCY ASSET-BACKED SECURITIES              5.37%
-------------------------------------------------------
NON-AGENCY COLLATERALIZED MORTGAGE
  OBLIGATIONS                                   4.46%
-------------------------------------------------------
U.S. TREASURY OBLIGATIONS                       4.39%
-------------------------------------------------------
WARRANT                                         0.00%
-------------------------------------------------------
CERTIFICATE OF DEPOSIT                          0.54%
-------------------------------------------------------
FLOATING RATE NOTES                             0.36%
-------------------------------------------------------
DISCOUNTED COMMERCIAL PAPER                     1.86%
-------------------------------------------------------
TOTAL VALUE OF SECURITIES                     100.88%
-------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS                                (0.88)%
-------------------------------------------------------
TOTAL NET ASSETS                              100.00%
-------------------------------------------------------



Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

                                            PERCENTAGE
TOP 10 EQUITY HOLDINGS                    OF NET ASSETS
-------------------------------------------------------
Exxon Mobil                                    2.03%
Microsoft                                      1.65%
Procter & Gamble                               1.44%
Johnson & Johnson                              1.22%
Cisco Systems                                  1.06%
ConocoPhillips                                 1.04%
International Business Machines                1.01%
Google Class A                                 0.95%
Occidental Petroleum                           0.95%
PepsiCo                                        0.93%
-------------------------------------------------------
TOTAL                                         12.28%
-------------------------------------------------------





                          LVIP Delaware Managed Fund-4

LVIP DELAWARE MANAGED FUND
SECTOR ALLOCATION, TOP 10 EQUITY HOLDINGS AND
CREDIT QUALITY BREAKDOWN (CONTINUED)



CREDIT QUALITY BREAKDOWN (AS A % OF FIXED INCOME
INVESTMENTS)
---------------------------------------------------
AAA                                          75.36%
AA                                            6.49%
A                                             8.03%
BBB                                           8.44%
BB                                            0.89%
B                                             0.69%
CCC                                           0.10%
---------------------------------------------------
TOTAL                                       100.00%
---------------------------------------------------





                          LVIP Delaware Managed Fund-5

LVIP DELAWARE MANAGED FUND
STATEMENT OF NET ASSETS
December 31, 2007




                                                              NUMBER OF      VALUE
                                                               SHARES      (U.S. $)
         COMMON STOCK-66.71%
         AEROSPACE & DEFENSE-2.76%
         DRS Technologies..................................      52,200  $  2,832,894
         General Dynamics..................................      20,000     1,779,800
         Goodrich..........................................      43,500     3,071,535
      +  MTC Technologies..................................      14,800       347,800
         Northrop Grumman..................................      37,800     2,972,592
         United Technologies...............................      55,600     4,255,624
                                                                         ------------
                                                                           15,260,245
                                                                         ------------
         AIR FREIGHT & LOGISTICS-0.13%
      +  HUB Group Class A.................................      15,800       419,964
         Pacer International...............................      20,100       293,460
                                                                         ------------
                                                                              713,424
                                                                         ------------
         AUTO COMPONENTS-0.08%
      +  Tenneco...........................................      18,000       469,260
                                                                         ------------
                                                                              469,260
                                                                         ------------
         BEVERAGES-0.93%
         PepsiCo...........................................      67,800     5,146,020
                                                                         ------------
                                                                            5,146,020
                                                                         ------------
         BIOTECHNOLOGY-2.18%
      +  Alkermes..........................................      35,800       558,122
      +  Amgen.............................................      56,700     2,633,148
      +  Applera-Celera Group..............................      33,100       525,297
      +  Genentech.........................................      34,100     2,287,087
      +  Geron.............................................      40,600       230,608
      +  Gilead Sciences...................................      75,000     3,450,750
      +  Medarex...........................................      32,600       339,692
      +  Progenics Pharmaceuticals.........................      14,400       260,208
      +  Regeneron Pharmaceuticals.........................      16,000       386,400
      +  United Therapeutics...............................       6,500       634,725
      +  Vertex Pharmaceuticals............................      31,500       731,745
                                                                         ------------
                                                                           12,037,782
                                                                         ------------
         BUILDING PRODUCTS-0.06%
         AAON..............................................      16,750       331,985
                                                                         ------------
                                                                              331,985
                                                                         ------------
         CAPITAL MARKETS-1.92%
         Bank of New York Mellon...........................      84,800     4,134,848
         Bear Stearns......................................      18,700     1,650,275
      +  Blackstone Group..................................      62,000     1,372,060
         Morgan Stanley....................................      55,500     2,947,605
         Waddell & Reed Financial..........................      14,400       519,696
                                                                         ------------
                                                                           10,624,484
                                                                         ------------
         CHEMICALS-2.47%
         Cytec Industries..................................      22,500     1,385,550
         Dow Chemical......................................      67,900     2,676,618
         duPont (E.I.) deNemours...........................      50,700     2,235,363
         Ferro.............................................      25,000       518,250
         Hercules..........................................      24,600       476,010
         Lubrizol..........................................      37,900     2,052,664
         Monsanto..........................................      24,300     2,714,067
      +  PolyOne...........................................      63,200       415,856
      +  Rockwood Holdings.................................      13,200       438,504
      +  Terra Industries..................................      15,900       759,384
                                                                         ------------
                                                                           13,672,266
                                                                         ------------
         COMMERCIAL BANKS-0.99%
         Bancfirst.........................................      10,100       432,785
         Center Financial..................................      23,300       287,056
         Citizens Republic Bancorp.........................      26,700       387,417
         City Holding......................................      12,800       433,152
         Provident Bankshares..............................      15,700       335,823
         South Financial Group.............................      22,800       356,364
         Trustmark.........................................      15,900       403,224
         U.S. Bancorp......................................      89,500     2,840,730
                                                                         ------------
                                                                            5,476,551
                                                                         ------------
         COMMERCIAL SERVICES & SUPPLIES-1.11%
         Administaff.......................................      11,800       333,704
      +  FTI Consulting....................................       8,800       542,432
         Healthcare Services Group.........................      20,450       433,131
         Heidrick & Struggles International................       8,300       308,013
      +  Kforce............................................      26,400       257,400
         Manpower..........................................      11,900       677,110
         McGrath RentCorp..................................      16,700       430,025
         Republic Services.................................      56,900     1,783,815
         Robert Half International.........................      35,500       959,920
      +  United Stationers.................................       8,600       397,406
                                                                         ------------
                                                                            6,122,956
                                                                         ------------
         COMMUNICATIONS EQUIPMENT-2.89%
      +  Cisco Systems.....................................     215,400     5,830,878
         Corning...........................................     145,500     3,490,545
         Motorola..........................................     137,500     2,205,500
      +  NETGEAR...........................................      14,100       502,947
         QUALCOMM..........................................      76,500     3,010,275
      +  Tekelec...........................................      32,700       408,750
      +  Viasat............................................      14,400       495,792
                                                                         ------------
                                                                           15,944,687
                                                                         ------------
         COMPUTERS & PERIPHERALS-2.49%
      +  EMC...............................................     173,600     3,216,808
         Hewlett-Packard...................................      90,500     4,568,440
         International Business Machines...................      51,800     5,599,580
      +  Synaptics.........................................       8,800       362,208
                                                                         ------------
                                                                           13,747,036
                                                                         ------------

                          LVIP Delaware Managed Fund-6

LVIP DELAWARE MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)



                                                              NUMBER OF      VALUE
                                                               SHARES      (U.S. $)
         COMMON STOCK (CONTINUED)
         CONSTRUCTION & ENGINEERING-0.46%
         Fluor.............................................      11,900  $  1,734,068
         Granite Construction..............................      12,400       448,632
      +  URS...............................................       6,700       364,011
                                                                         ------------
                                                                            2,546,711
                                                                         ------------
         CONSUMER FINANCE-0.38%
         Capital One Financial.............................      44,700     2,112,522
                                                                         ------------
                                                                            2,112,522
                                                                         ------------
         DIVERSIFIED FINANCIAL SERVICES-2.46%
         Bank of America...................................     123,900     5,112,114
         CIT Group.........................................      56,900     1,367,307
         Citigroup.........................................      85,900     2,528,896
         JPMorgan Chase....................................     105,500     4,605,075
                                                                         ------------
                                                                           13,613,392
                                                                         ------------
         DIVERSIFIED TELECOMMUNICATIONS SERVICES-1.74%
         Alaska Communications Systems Group...............      27,700       415,500
         AT&T..............................................      45,100     1,874,356
         Embarq............................................      21,900     1,084,707
         NTELOS Holdings...................................      10,600       314,714
      +  Qwest Communications International................     189,100     1,325,591
         Verizon Communications............................     105,200     4,596,188
                                                                         ------------
                                                                            9,611,056
                                                                         ------------
         ELECTRIC UTILITIES-1.52%
         Exelon............................................      28,600     2,334,904
         FirstEnergy.......................................      30,300     2,191,902
         Otter Tail........................................      14,600       505,160
         PPL...............................................      64,500     3,359,805
                                                                         ------------
                                                                            8,391,771
                                                                         ------------
         ELECTRICAL EQUIPMENT-0.33%
         Acuity Brands.....................................       8,400       378,000
      +  Thomas & Betts....................................      29,100     1,427,064
                                                                         ------------
                                                                            1,805,064
                                                                         ------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS-0.20%
      +  Anixter International.............................       6,000       373,620
      +  Rofin-Sinar Technologies..........................      15,200       731,272
                                                                         ------------
                                                                            1,104,892
                                                                         ------------
         ENERGY EQUIPMENT & SERVICES-1.78%
      +  Bristow Group.....................................       8,800       498,520
         Halliburton.......................................      65,400     2,479,314
      +  Hercules Offshore.................................      19,300       458,954
      +  National Oilwell Varco............................      34,200     2,512,332
         Schlumberger......................................      34,000     3,344,580
      +  W-H Energy Services...............................      10,100       567,721
                                                                         ------------
                                                                            9,861,421
                                                                         ------------
         FOOD & STAPLES RETAILING-0.83%
         Casey's General Stores............................      20,500       607,005
         CVS Caremark......................................      88,500     3,517,875
         Longs Drug Stores.................................       9,300       437,100
                                                                         ------------
                                                                            4,561,980
                                                                         ------------
         FOOD PRODUCTS-0.05%
         Seaboard..........................................         176       258,721
                                                                         ------------
                                                                              258,721
                                                                         ------------
         HEALTH CARE EQUIPMENT & SUPPLIES-1.59%
      +  Align Technology..................................      25,300       422,004
      +  Gen-Probe.........................................      33,000     2,076,690
      +  Hologic...........................................      32,300     2,217,072
         Medtronic.........................................      62,400     3,136,848
         Mentor............................................      13,200       516,120
         Vital Signs.......................................       8,400       429,408
                                                                         ------------
                                                                            8,798,142
                                                                         ------------
         HEALTH CARE PROVIDERS & SERVICES-2.36%
      +  AMN Healthcare Services...........................      23,200       398,344
      +  Express Scripts...................................      50,000     3,650,000
      +  Healthways........................................       8,900       520,116
      +  Nighthawk Radiology Holdings......................      16,300       343,115
      +  Psychiatric Solutions.............................      14,200       461,500
      +  Res-Care..........................................      18,400       462,944
      +  Sun Healthcare Group..............................      30,100       516,817
         UnitedHealth Group................................      61,400     3,573,480
      +  WellPoint.........................................      35,400     3,105,642
                                                                         ------------
                                                                           13,031,958
                                                                         ------------
         HOTELS, RESTAURANTS & LEISURE-1.88%
      +  AFC Enterprises...................................      24,200       273,944
      +  Buffalo Wild Wings................................      14,600       339,012
         Burger King Holdings..............................      99,400     2,833,894
         CKE Restaurants...................................      30,700       405,240
         IHOP..............................................       5,400       197,532
         Marriott International Class A....................      54,700     1,869,646
         McDonald's........................................      63,400     3,734,894
      +  Papa John's International.........................      19,000       431,300
      +  Shuffle Master....................................      26,400       316,536
                                                                         ------------
                                                                           10,401,998
                                                                         ------------
         HOUSEHOLD DURABLES-0.85%
         Fortune Brands....................................      28,400     2,055,024
      +  Jarden............................................      73,200     1,728,252
         Tempur-Pedic International........................      17,300       449,281
      +  Universal Electronics.............................      13,400       448,096
                                                                         ------------
                                                                            4,680,653
                                                                         ------------

                          LVIP Delaware Managed Fund-7

LVIP DELAWARE MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)



                                                              NUMBER OF      VALUE
                                                               SHARES      (U.S. $)
         COMMON STOCK (CONTINUED)
         HOUSEHOLD PRODUCTS-1.44%
         Procter & Gamble..................................     108,400  $  7,958,728
                                                                         ------------
                                                                            7,958,728
                                                                         ------------
         INDEPENDANT POWER PRODUCERS & ENERGY TRADERS-0.11%
         Black Hills.......................................      13,400       590,940
                                                                         ------------
                                                                              590,940
                                                                         ------------
         INDUSTRIAL CONGLOMERATES-1.40%
         General Electric..................................     120,300     4,459,521
         Textron...........................................      45,800     3,265,540
                                                                         ------------
                                                                            7,725,061
                                                                         ------------
         INSURANCE-3.47%
         AFLAC.............................................      42,500     2,661,775
         American International Group......................      76,300     4,448,290
         Aspen Insurance Holdings..........................      17,300       498,932
         Assured Guaranty..................................      15,400       408,716
         Berkley (W.R.)....................................      67,100     2,000,251
         Everest Re Group..................................      14,700     1,475,880
         FBL Financial Group Class A.......................       9,000       310,770
         Hanover Insurance Group...........................      34,500     1,580,100
         Max Capital Group.................................      17,200       481,428
         MBIA..............................................      42,500       791,775
         Prudential Financial..............................      37,500     3,489,000
      +  RAM Holdings......................................      33,700       166,478
         RLI...............................................       8,500       482,715
      +  United America Indemnity Class A..................      18,900       376,488
                                                                         ------------
                                                                           19,172,598
                                                                         ------------
         INTERNET & CATALOG RETAIL-0.04%
      +  NutriSystem.......................................       8,000       215,840
                                                                         ------------
                                                                              215,840
                                                                         ------------
         INTERNET SOFTWARE & SERVICES-1.45%
      +  Chordiant Software................................      30,400       259,920
      +  DealerTrack Holdings..............................       7,400       247,678
      +  Digital River.....................................      34,800     1,150,836
      +  Google Class A....................................       7,600     5,255,248
      +  j2 Global Communications..........................      18,600       393,762
      +  SAVVIS............................................      14,200       396,322
         United Online.....................................      26,200       309,684
                                                                         ------------
                                                                            8,013,450
                                                                         ------------
         IT SERVICES-0.32%
         infoUSA...........................................      44,300       395,599
      +  SI International..................................      14,400       395,568
      +  VeriFone Holdings.................................      27,100       630,075
      +  Virtusa...........................................      18,600       322,338
                                                                         ------------
                                                                            1,743,580
                                                                         ------------
         LIFE SCIENCES TOOLS & SERVICES-0.27%
      +  Bio-Rad Laboratories Class A......................       5,700       590,634
      +  Dionex............................................       5,600       464,016
      +  Techne............................................       6,400       422,720
                                                                         ------------
                                                                            1,477,370
                                                                         ------------
         MACHINERY-1.79%
         Barnes Group......................................      14,300       477,477
         Caterpillar.......................................      48,800     3,540,928
      +  Columbus McKinnon.................................      13,100       427,322
         Crane.............................................       9,600       411,840
         Deere & Co. ......................................      45,000     4,190,400
      +  Kadant............................................      12,300       364,941
         Lincoln Electric Holdings.........................       6,800       484,024
                                                                         ------------
                                                                            9,896,932
                                                                         ------------
         MEDIA-1.93%
         Arbitron..........................................       8,700       361,659
      +  Comcast Class A...................................      69,900     1,276,374
      +  Comcast Special Class A...........................      35,800       648,696
         Disney (Walt).....................................      74,300     2,398,404
         Entercom Communications Class A...................      14,200       194,398
      +  Harris Interactive................................      85,300       363,378
         National CineMedia................................      18,700       471,427
      +  Scholastic........................................       9,300       324,477
         Time Warner.......................................     147,900     2,441,829
      +  Viacom Class B....................................      49,400     2,169,648
                                                                         ------------
                                                                           10,650,290
                                                                         ------------
         METALS & MINING-1.16%
      +  Century Aluminum..................................       9,900       534,006
         Freeport-McMoRan Copper & Gold....................      30,700     3,144,908
      +  RTI International Metals..........................       7,100       489,403
         Steel Dynamics....................................      37,600     2,239,832
                                                                         ------------
                                                                            6,408,149
                                                                         ------------
         MULTILINE RETAIL-0.35%
         Macy's............................................      75,800     1,960,946
                                                                         ------------
                                                                            1,960,946
                                                                         ------------
         OIL, GAS & CONSUMABLE FUELS-5.80%
         Chevron...........................................      31,100     2,902,563
         ConocoPhillips....................................      64,900     5,730,670
         EOG Resources.....................................      27,300     2,436,525
         Exxon Mobil.......................................     119,700    11,214,693
         Occidental Petroleum..............................      68,000     5,235,320
         Penn Virginia.....................................      11,500       501,745
      +  Petrohawk Energy..................................      30,100       521,031
      +  Petroquest Energy.................................      35,000       500,500
      +  Sandridge Energy..................................      11,900       426,734
         St. Mary Land & Exploration.......................      66,300     2,559,843
                                                                         ------------
                                                                           32,029,624
                                                                         ------------

                          LVIP Delaware Managed Fund-8

LVIP DELAWARE MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)



                                                              NUMBER OF      VALUE
                                                               SHARES      (U.S. $)
         COMMON STOCK (CONTINUED)
         PAPER & FOREST PRODUCTS-0.06%
         Wausau Paper......................................      36,400  $    327,236
                                                                         ------------
                                                                              327,236
                                                                         ------------
         PERSONAL PRODUCTS-0.08%
         Alberto-Culver....................................      17,200       422,088
                                                                         ------------
                                                                              422,088
                                                                         ------------
         PHARMACEUTICALS-3.21%
      +  Cardiome Pharma...................................      24,700       220,324
      +  Eurand............................................      26,700       421,860
         Johnson & Johnson.................................     101,200     6,750,040
         Merck.............................................      82,400     4,788,264
      +  Noven Pharmaceuticals.............................      20,200       280,376
         Pfizer............................................      78,600     1,786,578
      +  Sciele Pharma.....................................      16,200       331,290
         Wyeth.............................................      71,200     3,146,328
                                                                         ------------
                                                                           17,725,060
                                                                         ------------
         REAL ESTATE INVESMENT TRUSTS-0.91%
         Developers Diversified Realty.....................      21,500       823,235
         First Industrial Realty Trust.....................      11,500       397,900
         First Potomac Realty Trust........................      12,600       217,854
         Home Properties...................................       9,300       417,105
         Host Hotels & Resorts.............................      60,800     1,036,032
         Maguire Properties................................      10,800       318,276
         Nationwide Health Properties......................      15,100       474,140
         Pennsylvania Real Estate Investment Trust.........      11,600       344,288
         Senior Housing Properties Trust...................      25,500       578,340
         Sovran Self Storage...............................       9,900       396,990
                                                                         ------------
                                                                            5,004,160
                                                                         ------------
         ROAD & RAIL-0.45%
         Norfolk Southern..................................      49,500     2,496,780
                                                                         ------------
                                                                            2,496,780
                                                                         ------------
         SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-2.19%
         Applied Materials.................................     103,700     1,841,712
      +  Cymer.............................................      10,000       389,300
         Intel.............................................     186,300     4,966,758
      +  Kulicke & Soffa Industries........................      41,800       286,748
      +  MIPS Technologies.................................      54,900       272,304
      +  OmniVision Technologies...........................      17,400       272,310
      +  ON Semiconductor..................................      43,800       388,944
      +  Tessera Technologies..............................      12,100       503,360
         Texas Instruments.................................      94,600     3,159,640
                                                                         ------------
                                                                           12,081,076
                                                                         ------------
         SOFTWARE-2.35%
      +  Aspen Technology..................................      21,700       351,974
      +  Blackboard........................................      11,300       454,825
      +  Glu Mobile........................................      24,200       126,324
      +  Lawson Software...................................      42,800       438,272
         Microsoft.........................................     256,800     9,142,080
      +  Progress Software.................................      15,700       528,776
         Quality Systems...................................       8,300       253,067
      +  Secure Computing..................................      37,700       361,920
      +  Smith Micro Software..............................      34,000       287,980
      +  SPSS..............................................      12,500       448,875
      +  Synchronoss Technolgies...........................       8,100       287,064
      +  Wind River Systems................................      33,800       301,834
                                                                         ------------
                                                                           12,982,991
                                                                         ------------
         SPECIALTY RETAIL-1.35%
         Abercrombie & Fitch Class A.......................      31,900     2,551,043
      +  Aeropostale.......................................      18,950       502,175
         Best Buy..........................................      55,500     2,922,075
      +  DSW Class A.......................................      15,700       294,532
      +  Jos. A. Bank Clothiers............................      12,800       364,160
         Stage Stores......................................      28,600       423,280
      +  Ulta Salon Cosmetics & Fragrance..................       4,900        84,035
      +  Warnaco Group.....................................       9,900       344,520
                                                                         ------------
                                                                            7,485,820
                                                                         ------------
         TEXTILES, APPAREL & LUXURY GOODS-1.09%
      +  Coach.............................................      50,200     1,535,116
      +  Fossil............................................       9,100       382,018
         NIKE Class B......................................      27,800     1,785,872
         Phillips-Van Heusen...............................      36,100     1,330,646
      +  Quiksilver........................................      35,600       305,448
      +  True Religion Apparel.............................      21,300       454,755
         UniFirst..........................................       6,500       247,000
                                                                         ------------
                                                                            6,040,855
                                                                         ------------
         THRIFT & MORTGAGE FINANCE-0.54%
         BankUnited Financial Class A......................      28,600       197,340
         City Bank Lynnwood................................      16,100       360,962
         Dime Community Bancshares.........................      32,400       413,748
         First Niagara Financial Group.....................      35,400       426,216
      +  FirstFed Financial................................       9,900       354,618
         Washington Mutual.................................      89,300     1,215,373
                                                                         ------------
                                                                            2,968,257
                                                                         ------------
         TOBACCO-0.23%
         Altria Group......................................      16,500     1,247,070
                                                                         ------------
                                                                            1,247,070
                                                                         ------------
         TRADING COMPANIES & DISTRIBUTORS-0.07%
         Applied Industrial Technologies...................      13,500       391,770
                                                                         ------------
                                                                              391,770
                                                                         ------------

                          LVIP Delaware Managed Fund-9

LVIP DELAWARE MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)



                                                              NUMBER OF      VALUE
                                                               SHARES      (U.S. $)
         COMMON STOCK (CONTINUED)
         WIRELESS TELECOMMUNCIATION SERVICES-0.21%
      +  Harris Stratex Networks Class A...................      24,400  $    407,480
      +  MetroPCS Communications...........................      28,600       556,270
      +  Virgin Mobile USA Class A.........................      24,800       220,472
                                                                         ------------
                                                                            1,184,222
                                                                         ------------
         TOTAL COMMON STOCK
          (COST $279,525,187).............................                368,527,870
                                                                         ------------
         CONVERTIBLE PREFERRED STOCK-0.06%
      -  Citigroup Funding
          4.583% exercise price $29.50,
          expiration date 9/27/08.........................       13,400       336,474
                                                                         ------------
         TOTAL CONVERTIBLE PREFERRED STOCK
          (COST $424,942).................................                    336,474
                                                                         ------------
         PREFERRED STOCK-0.06%
         Fannie Mae
          8.25%...........................................       12,300       316,725
                                                                         ------------
         TOTAL PREFERRED STOCK
          (COST $307,500).................................                    316,725
                                                                         ------------


                                                              PRINCIPAL
                                                               AMOUNT
                                                              (U.S. $)
         AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS-1.15%
         Fannie Mae
          Series 2003-122 AJ
          4.50% 2/25/28...................................   $  166,179       163,766
          Series 2005-67 EY
          5.50% 8/25/25...................................      185,000       186,159
          Series 2005-110 MB
          5.50% 9/25/35...................................      471,833       480,520
         Fannie Mae Grantor Trust
          Series 2001-T8 A2
          9.50% 7/25/41...................................      115,829       126,458
         Fannie Mae Whole Loan
          Series 2004-W9 2A1
          6.50% 2/25/44...................................      255,661       266,797
         FHLMC Structured Pass Through Securities
          Series T-58 2A
          6.50% 9/25/43...................................      201,174       210,118
      -   Series T-60 1A4C
          5.395% 3/25/44..................................      353,029       355,819
         Freddie Mac
          Series 2557 WE
          5.00% 1/15/18...................................      420,000       421,357
          Series 2662 MA
          4.50% 10/15/31..................................      319,339       316,385
          Series 2694 QG
          4.50% 1/15/29...................................      400,000       395,124
  <Cap-
  tion>
                                                              PRINCIPAL
                                                               AMOUNT        VALUE
                                                              (U.S. $)     (U.S. $)
          Series 2872 GC
          5.00% 11/15/29..................................   $  410,000  $    409,634
          Series 2890 PC
          5.00% 7/15/30...................................      575,000       574,999
          Series 2915 KP
          5.00% 11/15/29..................................      340,000       339,791
          Series 3005 ED
          5.00% 7/15/25...................................      500,000       487,066
          Series 3113 QA
          5.00% 11/15/25..................................      540,078       541,937
          Series 3131 MC
          5.50% 4/15/33...................................      285,000       288,602
          Series 3173 PE
          6.00% 4/15/35...................................      335,000       341,016
          Series 3337 PB
          5.50% 7/15/30...................................      350,000       354,983
         GNMA
          Series 2002-61 BA
          4.648% 3/16/26..................................      114,091       114,355
                                                                         ------------
         TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
          (COST $6,324,735)...............................                  6,374,886
                                                                         ------------

         AGENCY MORTGAGE-BACKED SECURITIES-5.42%
         Fannie Mae
          6.50% 8/1/17....................................      162,755       167,573
         Fannie Mae Relocation 15 yr
          4.00% 9/1/20....................................      676,668       649,459
         Fannie Mae Relocation 30 yr
          4.00% 3/1/35....................................      419,287       389,912
          5.00% 1/1/34....................................      168,782       165,972
          5.00% 10/1/35...................................      189,212       185,958
          5.00% 2/1/36....................................      675,990       664,172
         Fannie Mae S.F. 15 yr TBA
          4.50% 1/1/23....................................      590,000       580,781
          5.00% 1/1/23....................................    2,700,000     2,702,954
          5.50% 1/1/23....................................    1,335,000     1,352,314
          6.00% 1/1/23....................................    3,270,000     3,346,129
         Fannie Mae S.F. 30 yr
          5.50% 3/1/29....................................      432,059       433,656
          5.50% 4/1/29....................................      280,165       281,200
          5.50% 7/1/37....................................    3,662,739     3,658,612
          5.50% 12/1/37...................................    1,794,821     1,792,798
          6.00% 12/1/37...................................    2,345,234     2,381,723
          6.50% 9/1/36....................................    1,345,000     1,382,717
          6.50% 11/1/37...................................    1,822,661     1,873,578
          7.50% 6/1/31....................................       48,640        51,918
         Fannie Mae S.F. 30 yr TBA
          7.00% 1/1/38....................................      390,000       405,600

                          LVIP Delaware Managed Fund-10

LVIP DELAWARE MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)


                                                              PRINCIPAL
                                                               AMOUNT        VALUE
                                                              (U.S. $)     (U.S. $)
         AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
      -  Freddie Mac ARM
          5.683% 7/1/36...................................   $  297,400  $    301,385
          6.335% 4/1/34...................................       77,689        78,496
         Freddie Mac Relocation 30 yr
          5.00% 9/1/33....................................      454,912       448,639
         Freddie Mac S.F. 15 yr
          4.00% 2/1/14....................................      164,242       163,019
          5.00% 6/1/18....................................      287,702       288,408
         Freddie Mac S.F. 30 yr
          6.00% 6/1/37....................................      835,000       847,555
          7.00% 11/1/33...................................        8,929         9,368
         Freddie Mac S.F. 30 yr TBA
          5.00% 1/1/38....................................    3,365,000     3,282,978
         GNMA I S.F. 30 yr
          7.00% 12/15/34..................................      350,838       372,984
          7.50% 1/15/32...................................       24,230        25,847
         GNMA S.F. 30 yr TBA
          5.50% 1/1/38....................................      825,000       831,059
          6.00% 1/1/38....................................      825,000       844,594
                                                                         ------------
         TOTAL AGENCY MORTGAGE-BACKED SECURITIES (COST
          $29,703,455)....................................                 29,961,358
                                                                         ------------

         AGENCY OBLIGATIONS-1.14%
         Fannie Mae
          4.625% 10/15/13.................................    1,800,000     1,855,242
          4.875% 5/18/12..................................       20,000        20,801
        /\5.386% 10/9/19..................................    1,460,000       819,152
         Federal Home Loan Bank System
          3.75% 1/8/10....................................    1,615,000     1,621,586
          4.25% 11/20/09..................................      880,000       891,095
          4.50% 10/9/09...................................      360,000       365,712
         Freddie Mac
          4.75% 1/19/16...................................      105,000       108,502
          5.125% 11/17/17.................................      560,000       585,460
                                                                         ------------
         TOTAL AGENCY OBLIGATIONS
          (COST $6,117,082)...............................                  6,267,550
                                                                         ------------


         COMMERCIAL MORTGAGE-BACKED SECURITIES-1.93%
      -  Bank of America Commercial Mortgage Securities
          Series 2004-3 A5
          5.316% 6/10/39..................................      440,000       452,621
          Series 2005-6 AM
          5.181% 9/10/47..................................      205,000       199,378
         Bear Stearns Commercial Mortgage Securities
        #Series 2004-ESA E 144A
          5.064% 5/14/16..................................      465,000       471,969
      -   Series 2007-PW16 A4
          5.713% 6/11/40..................................      305,000       313,841
      -   Series 2007-T28 A4
          5.742% 9/11/42..................................      450,000       460,982
         Commercial Mortgage Pass Through Certificates
      -  #Series 2001-J1A A2 144A
          6.457% 2/14/34..................................      291,590       303,471
          Series 2006-C7 A2
          5.69% 6/10/46...................................      290,000       294,502
      -  Credit Suisse Mortgage Capital Certificates
          Series 2006-C1 AAB
          5.555% 2/15/39..................................      160,000       162,298
      #  Crown Castle Towers 144A
          Series 2005-1A C
          5.074% 6/15/35..................................      225,000       220,118
          Series 2006-1A B
          5.362% 11/15/36.................................      190,000       186,561
         General Electric Capital Commercial Mortgage
          Series 2002-1A A3
          6.269% 12/10/35.................................      120,000       126,354
         Goldman Sachs Mortgage Securities II
          Series 2006-GG8 A4
          5.56% 11/10/39..................................      740,000       751,539
      -  #Series 2006-RR2 A1 144A
          5.686% 6/23/46..................................      340,000       304,371
      -  #Series 2006-RR3 A1S 144A
          5.659% 7/18/56..................................      850,000       725,041
         Greenwich Capital Commercial Funding
          Series 2007-GG9 A4
          5.444% 3/10/39..................................      665,000       668,926
         JPMorgan Chase Commercial Mortgage Securities
          Series 2002-C1 A3
          5.376% 7/12/37..................................      310,000       316,212
          Series 2003-C1 A2
          4.985% 1/12/37..................................      580,000       581,950
          Series 2006-LDP9 A2
          5.134% 5/15/47..................................      150,000       146,925
      -  #Series 2006-RR1A A1 144A
          5.455% 10/18/52.................................      730,000       634,304
         Lehman Brothers-UBS Commercial Mortgage Trust
          Series 2002-C1 A4
          6.462% 3/15/31..................................      485,000       514,176
      #  Merrill Lynch Mortgage Trust
          Series 2002-MW1 J 144A
          5.695% 7/12/34..................................      275,000       262,732
      -  Morgan Stanley Capital I
         #Series 1999-FNV1 G 144A
          6.12% 3/15/31...................................      145,000       145,464

                          LVIP Delaware Managed Fund-11

LVIP DELAWARE MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)


                                                              PRINCIPAL
                                                               AMOUNT        VALUE
                                                              (U.S. $)     (U.S. $)
         COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
          Series 2007-IQ14 A4
          5.692% 4/15/49..................................   $  260,000  $    265,013
          Series 2007-T27 A4
          5.651% 6/11/42..................................      465,000       477,111
     -#  Morgan Stanley Dean Witter Capital I
          Series 2001-TOP1 E 144A
          7.336% 2/15/33..................................      100,000       102,071
     -#  STRIPs III
          Series 2003-1A AFIX 144A
          3.308% 3/24/18..................................      325,263       320,003
      #  Tower 144A
          Series 2004-2A A
          4.232% 12/15/14.................................      395,000       387,456
          Series 2006-1 B
          5.588% 2/15/36..................................      160,000       158,787
          Series 2006-1 C
          5.707% 2/15/36..................................      240,000       239,911
         Wachovia Bank Commercial Mortgage Trust
          Series 2006-C28 A2
          5.50% 10/15/48..................................      480,000       484,270
                                                                         ------------
         TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (COST
          $10,931,470)                                                     10,678,357
                                                                         ------------

      -  CONVERTIBLE BONDS-0.16%
         U.S. Bancorp
          3.176% 9/20/36
          exercise price $38.28,
          expiration date 9/20/36.........................      575,000       574,482
         Wyeth
          4.886% 1/15/24
          exercise price $60.39,
          expiration date 1/15/24.........................      295,000       312,712
                                                                         ------------
         TOTAL CONVERTIBLE BONDS
          (COST $890,576).................................                    887,194
                                                                         ------------


         CORPORATE BONDS-6.59%
         AUTO COMPONENTS-0.03%
         Lear
          8.75% 12/1/16...................................      190,000       173,850
                                                                         ------------
                                                                              173,850
                                                                         ------------
         AUTOMOBILES-0.07%
      -  DaimlerChrysler North America
          5.328% 8/3/09...................................      404,000       401,401
                                                                         ------------
                                                                              401,401
                                                                         ------------
         BEVERAGES-0.16%
         Anheuser Busch
          5.50% 1/15/18...................................      320,000       327,308
         Diageo Capital
          5.20% 1/30/13...................................       56,000        56,318
          5.75% 10/23/17..................................      255,000       256,925
         PepsiCo
          4.65% 2/15/13...................................      235,000       236,845
                                                                         ------------
                                                                              877,396
                                                                         ------------
         BIOTECHNOLOGY-0.10%
      #  Amgen 144A
          5.85% 6/1/17....................................      188,000       191,184
          6.375% 6/1/37...................................      336,000       341,823
                                                                         ------------
                                                                              533,007
                                                                         ------------
         BUILDING PRODUCTS-0.04%
      -  Masco
          5.433% 3/12/10..................................      241,000       232,911
                                                                         ------------
                                                                              232,911
                                                                         ------------
         CAPITAL MARKETS-0.66%
      #  Capmark Financial Group 144A
          6.30% 5/10/17...................................      226,000       168,747
         Goldman Sachs Group
          6.75% 10/1/37...................................      537,000       527,803
      -  #144A 5.084% 1/23/09..............................   2,500,000     2,506,757
         Jefferies Group
          6.45% 6/8/27....................................      306,000       285,036
         Lazard Group
          6.85% 6/15/17...................................      130,000       128,617
                                                                         ------------
                                                                            3,616,960
                                                                         ------------
         CHEMICALS-0.09%
         duPont (E.I.) deNemours
          5.00% 1/15/13...................................      335,000       337,484
         Lubrizol
          4.625% 10/1/09..................................      167,000       167,780
                                                                         ------------
                                                                              505,264
                                                                         ------------
         COMMERCIAL BANKS-0.51%
         American Express Centurion Bank
          5.55% 10/17/12..................................      538,000       548,018
         HSBC Holdings
          6.50% 9/15/37...................................      145,000       140,991
     -#  PNC Preferred Funding Trust I 144A 6.113%
          3/29/49.........................................      300,000       263,982
         Popular North America
          4.25% 4/1/08....................................      440,000       439,085
     -    5.643% 4/6/09...................................      255,000       255,924
         Popular North America Capital Trust I 6.564%
          9/15/34.........................................      170,000       151,963
         Silicon Valley Bank
          5.70% 6/1/12....................................      250,000       251,192
         U.S. Bank North America
          4.80% 4/15/15...................................      190,000       182,722

                          LVIP Delaware Managed Fund-12

LVIP DELAWARE MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)


                                                              PRINCIPAL
                                                               AMOUNT        VALUE
                                                              (U.S. $)     (U.S. $)
         CORPORATE BONDS (CONTINUED)
         COMMERCIAL BANKS (CONTINUED)
         Wachovia Bank
          6.00% 11/15/17..................................   $  250,000  $    252,135
          6.60% 1/15/38...................................      120,000       120,997
         Wells Fargo
          5.625% 12/11/17.................................      220,000       220,550
                                                                         ------------
                                                                            2,827,559
                                                                         ------------
         COMMERCIAL SERVICES & SUPPLIES-0.06%
         Allied Waste North America
          7.875% 4/15/13..................................       85,000        87,338
         Aramark Services
          8.50% 2/1/15....................................      254,000       258,445
                                                                         ------------
                                                                              345,783
                                                                         ------------
         COMMUNICATIONS EQUIPMENT-0.03%
         Lucent Technologies
          6.45% 3/15/29...................................      200,000       166,250
                                                                         ------------
                                                                              166,250
                                                                         ------------
         CONSUMER FINANCE-0.15%
      -  American Express
          6.80% 9/1/66....................................      398,000       404,214
         International Lease Finance
          5.35% 3/1/12....................................      255,000       255,402
          5.875% 5/1/13...................................      162,000       164,869
                                                                         ------------
                                                                              824,485
                                                                         ------------
         DIVERSIFIED FINANCIAL SERVICES-0.29%
         General Electric Capital
          5.625% 9/15/17..................................      317,000       325,840
     -#  ILFC E-Capital Trust II 144A
          6.25% 12/21/65..................................      160,000       153,147
         JPMorgan Chase
          5.75% 1/2/13....................................      431,000       439,686
         JPMorgan Chase Capital XXV
          6.80% 10/1/37...................................      400,000       385,784
     -#  USB Realty 144A
          6.091% 12/22/49.................................      300,000       266,776
                                                                         ------------
                                                                            1,571,233
                                                                         ------------
         DIVERSIFIED TELECOMMUNICATIONS SERVICES-0.19%
         Citizens Communications
          7.125% 3/15/19..................................      175,000       167,125
         Intelsat
          11.25% 6/15/16..................................       80,000        83,000
         SBC Communications
          5.10% 9/15/14...................................       60,000        59,463
         Telecom Italia Capital
          4.00% 1/15/10...................................      403,000       394,900
         Telefonica Emisiones
          5.984% 6/20/11..................................      180,000       185,308
         Windstream
          8.125% 8/1/13...................................      175,000       182,000
                                                                         ------------
                                                                            1,071,796
                                                                         ------------
         ELECTRIC UTILITIES-0.43%
         Commonwealth Edison
          6.15% 9/15/17...................................      253,000       261,195
         Connecticut Light & Power
          6.35% 6/1/36....................................      140,000       142,083
      #  Illinois Power 144A
          6.125% 11/15/17.................................      180,000       182,189
         Pacific Gas & Electric
          5.625% 11/30/17.................................      240,000       241,180
         Pepco Holdings
          6.125% 6/1/17...................................      249,000       253,722
         Potomac Electric Power
          6.50% 11/15/37..................................       25,000        25,372
      #  Power Contract Financing 144A
          6.256% 2/1/10...................................      340,807       348,213
         Southwestern Electric Power
          5.875% 3/1/18...................................      330,000       326,150
         Virginia Electric & Power
          5.10% 11/30/12..................................      490,000       492,635
      #  West Penn Power 144A
          5.95% 12/15/17..................................      120,000       120,810
                                                                         ------------
                                                                            2,393,549
                                                                         ------------
         FOOD & STAPLES RETAILING-0.13%
         CVS Caremark
          4.875% 9/15/14..................................      130,000       125,734
          5.75% 6/1/17....................................      358,000       360,953
         Fred Meyer
          7.45% 3/1/08....................................        3,000         3,011
         Safeway
          6.35% 8/15/17...................................      225,000       234,932
                                                                         ------------
                                                                              724,630
                                                                         ------------
         FOOD PRODUCTS-0.05%
         Kellogg
          5.125% 12/3/12..................................      250,000       252,365
                                                                         ------------
                                                                              252,365
                                                                         ------------
         GAS UTILITIES-0.21%
         Atmos Energy
          4.00% 10/15/09..................................      415,000       409,096
         Centerpoint Energy Resource
          6.125% 11/1/17..................................      150,000       152,934

                          LVIP Delaware Managed Fund-13

LVIP DELAWARE MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)


                                                              PRINCIPAL
                                                               AMOUNT        VALUE
                                                              (U.S. $)     (U.S. $)
         CORPORATE BONDS (CONTINUED)
         GAS UTILITIES (CONTINUED)
         Southern Union
          6.15% 8/16/08...................................   $  600,000  $    602,144
                                                                         ------------
                                                                            1,164,174
                                                                         ------------
         HEALTH CARE EQUIPMENT & SUPPLIES-0.13%
         Baxter International
          5.196% 2/16/08..................................      280,000       280,672
      #  Covidien International Finance 144A
          6.00% 10/15/17..................................      147,000       152,387
          6.55% 10/15/37..................................      255,000       265,711
                                                                         ------------
                                                                              698,770
                                                                         ------------
         HEALTH CARE PROVIDERS & SERVICES-0.33%
         HCA PIK
          9.625% 11/15/16.................................      170,000       180,200
      #  UnitedHealth Group 144A
          5.50% 11/15/12..................................      440,000       446,999
          6.00% 11/15/17..................................      590,000       598,949
         WellPoint
          5.00% 1/15/11...................................      340,000       340,727
          5.00% 12/15/14..................................      276,000       264,765
                                                                         ------------
                                                                            1,831,640
                                                                         ------------
         HOTELS, RESTAURANTS & LEISURE-0.10%
         McDonald's
          6.30% 10/15/37..................................      345,000       359,002
         MGM MIRAGE
          7.50% 6/1/16....................................      175,000       174,125
                                                                         ------------
                                                                              533,127
                                                                         ------------
         HOUSEHOLD DURABLES-0.11%
         Centex
          4.875% 8/15/08..................................      610,000       589,947
                                                                         ------------
                                                                              589,947
                                                                         ------------
         HOUSEHOLD PRODUCTS-0.03%
         Clorox
          5.45% 10/15/12..................................      185,000       186,723
                                                                         ------------
                                                                              186,723
                                                                         ------------
         INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-0.06%
         NRG Energy
          7.375% 2/1/16...................................      165,000       161,288
         PSEG Power
          5.50% 12/1/15...................................      180,000       176,502
                                                                         ------------
                                                                              337,790
                                                                         ------------
         INDUSTRIAL CONGLOMERATES-0.13%
         General Electric
          5.25% 12/6/17...................................      300,000       299,933
      #  Siemens Finance 144A
          6.125% 8/17/26..................................      255,000       253,245
         Textron 6.50% 6/1/12..............................     165,000       175,226
                                                                         ------------
                                                                              728,404
                                                                         ------------
         INSURANCE-0.22%
         American International Group
          5.85% 1/16/18...................................      345,000       347,913
         Berkshire Hathaway Finance
          4.85% 1/15/15...................................      222,000       222,657
         Montpelier Re Holdings
          6.125% 8/15/13..................................      105,000       101,806
     -#  Twin Reefs Pass Through Trust 144A
          6.243% 12/31/49.................................      300,000       195,621
         Unitrin
          6.00% 5/15/17...................................      351,000       336,257
                                                                         ------------
                                                                            1,204,254
                                                                         ------------
         IT SERVICES-0.03%
         Sungard Data Systems
          9.125% 8/15/13..................................      178,000       182,005
                                                                         ------------
                                                                              182,005
                                                                         ------------
         MARINE-0.02%
      #  DP World 144A
          6.85% 7/2/37....................................      135,000       128,730
                                                                         ------------
                                                                              128,730
                                                                         ------------
         MEDIA-0.42%
         Comcast
        -5.543% 7/14/09...................................      181,000       180,407
          6.30% 11/15/17..................................      731,000       759,825
         THOMSON
          5.70% 10/1/14...................................      435,000       437,396
         Time Warner Cable
          5.40% 7/2/12....................................      688,000       690,063
         Viacom
          5.75% 4/30/11...................................      231,000       234,081
                                                                         ------------
                                                                            2,301,772
                                                                         ------------
         METALS & MINING-0.01%
         Newmont Gold
          8.91% 1/5/09....................................       38,639        39,501
                                                                         ------------
                                                                               39,501
                                                                         ------------
         OFFICE ELECTRONICS-0.03%
         Xerox
          5.50% 5/15/12...................................      134,000       136,358
                                                                         ------------
                                                                              136,358
                                                                         ------------

                          LVIP Delaware Managed Fund-14

LVIP DELAWARE MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)


                                                              PRINCIPAL
                                                               AMOUNT        VALUE
                                                              (U.S. $)     (U.S. $)
         CORPORATE BONDS (CONTINUED)
         OIL, GAS & CONSUMABLE FUELS-0.65%
         Apache
          5.25% 4/15/13...................................   $  268,000  $    274,627
         Devon Energy
          7.95% 4/15/32...................................       55,000        67,512
         EnCana
          5.90% 12/1/17...................................      235,000       240,848
         Enterprise Products Operating
          5.60% 10/15/14..................................      256,000       255,843
         Husky Energy
          6.80% 9/15/37...................................      153,000       161,345
         Kinder Morgan Energy Partners
          5.125% 11/15/14.................................      202,000       197,099
      #  Lukoil International Finance 144A
          6.356% 6/7/17...................................      100,000        94,920
         ONEOK Partners
          6.15% 10/1/16...................................       55,000        55,964
      #  Ras Laffan Liquefied Natural Gas III 144A
          5.832% 9/30/16..................................      315,000       320,641
         Suncor Energy
          6.50% 6/15/38...................................      207,000       222,089
         TransCanada Pipelines
          6.20% 10/15/37..................................      568,000       565,866
         Transocean
          6.00% 3/15/18...................................      185,000       184,855
         Valero Energy
          6.125% 6/15/17..................................      180,000       183,254
          6.625% 6/15/37..................................       77,000        77,796
         Valero Logistics Operations
          6.05% 3/15/13...................................      510,000       521,892
         XTO Energy
          6.25% 8/1/17....................................      139,000       146,091
                                                                         ------------
                                                                            3,570,642
                                                                         ------------
         PAPER & FOREST PRODUCTS-0.04%
      #  Stora Enso 144A
          7.25% 4/15/36...................................      245,000       245,342
                                                                         ------------
                                                                              245,342
                                                                         ------------
         PHARMACEUTICALS-0.43%
         Abbott Laboratories
          5.15% 11/30/12..................................      375,000       383,681
          5.60% 11/30/17..................................      605,000       622,768
         AstraZeneca
          5.90% 9/15/17...................................      615,000       646,978
         Wyeth
          5.50% 2/1/14....................................      727,000       739,335
                                                                         ------------
                                                                            2,392,762
                                                                         ------------
         REAL ESTATE INVESTMENT TRUSTS-0.11%
         iStar Financial
          5.15% 3/1/12....................................      162,000       140,129
          5.875% 3/15/16..................................      277,000       226,470
         Regency Centers
          5.875% 6/15/17..................................      231,000       223,622
                                                                         ------------
                                                                              590,221
                                                                         ------------
         ROAD & RAIL-0.21%
      #  Erac USA Finance 144A
          7.00% 10/15/37..................................      374,000       340,675
          7.35% 6/15/08...................................      650,000       655,619
         Hertz
          8.875% 1/1/14...................................      180,000       183,375
                                                                         ------------
                                                                            1,179,669
                                                                         ------------
         SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-0.01%
         Freescale Semiconductor
          8.875% 12/15/14.................................       95,000        85,263
                                                                         ------------
                                                                               85,263
                                                                         ------------
         THRIFT & MORTGAGE FINANCE-0.11%
      #  Northern Rock 144A
          5.625% 6/22/17..................................      375,000       380,931
        -6.594% 6/29/49...................................      360,000       223,540
                                                                         ------------
                                                                              604,471
                                                                         ------------
         WIRELESS TELECOMMUNICATION SERVICES-0.21%
         AT&T Wireless
          8.125% 5/1/12...................................      704,000       783,511
         MetroPCS Wireless
          9.25% 11/1/14...................................      170,000       160,650
      -  Sprint Nextel
          5.243% 6/28/10..................................      221,000       212,482
                                                                         ------------
                                                                            1,156,643
                                                                         ------------
         TOTAL CORPORATE BONDS
          (COST 36,552,529)                                                36,406,647
                                                                         ------------
         MUNICIPAL BONDS-0.68%
         Buckeye, Ohio Tobacco Settlement Financing
          Authority Series A-2
          5.875% 6/1/47...................................      200,000       192,008
         California State
          5.00% 2/1/33....................................      265,000       266,720
         California State University Systemwide Revenue
          Class A
          5.00% 11/1/30 (AMBAC)...........................      305,000       316,636
         Illinois State Taxable Pension
          5.10% 6/1/33....................................      420,000       405,371
         Massachusetts Health & Education Facilities
          Authority Revenue (Harvard University) Series A
          5.00% 7/15/36...................................      495,000       515,968

                          LVIP Delaware Managed Fund-15

LVIP DELAWARE MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)


                                                              PRINCIPAL
                                                               AMOUNT        VALUE
                                                              (U.S. $)     (U.S. $)
         MUNICIPAL BONDS (CONTINUED)
         New Jersey Economic Development Authority Revenue
          Cigarette Tax
          5.75% 6/15/29...................................   $  320,000  $    314,000
         New York State Urban Development Series A-1
          5.25% 3/15/34 (FGIC)............................      310,000       325,302
         Oregon State Taxable Pension
          5.892% 6/1/27...................................      485,000       511,476
         West Virginia Economic Development Authority
          5.37% 7/1/20 (MBIA).............................      145,000       146,992
         West Virginia Tobacco Settlement Finance Authority
          Revenue
          7.467% 6/1/47...................................      450,000       420,930
         Wisconsin State General Taxable Revenue Series A
          5.70% 5/1/26 (FSA)..............................      305,000       319,134
                                                                         ------------
         TOTAL MUNICIPAL BONDS
          (COST $3,718,579)                                                 3,734,537
                                                                         ------------
         NON-AGENCY ASSET-BACKED SECURITIES-5.37%
      -  BA Credit Card Trust
          Series 2006-A10 A10
          5.008% 2/15/12..................................    5,730,000     5,705,322
         Capital Auto Receivables Asset Trust
          Series 2007-3 A3A
          5.02% 9/15/11...................................      425,000       428,167
         Capital One Multi-Asset Execution Trust
          Series 2007-A7 A7
          5.75% 7/15/20...................................      400,000       402,475
         Caterpillar Financial Asset Trust
          Series 2007-A A3A
          5.34% 6/25/12...................................      140,000       142,108
      #  Cendant Timeshare Receivables Funding 2004-1A A1
          144A
          3.67% 5/20/16...................................       73,293        71,516
      -  Chase Issuance Trust
          Series 2007-A11 A11
          5.028% 7/15/12..................................    8,000,000     7,945,354
         Citibank Credit Card Issuance Trust
          Series 2007-A3 A3
          6.15% 6/15/39...................................    1,010,000     1,015,538
        -Series 2007-A6 A6
          5.238% 7/12/12..................................    8,000,000     7,947,804
        -Series 2007-A7 A7
          5.299% 8/20/14..................................      480,000       480,382
         CNH Equipment Trust
          Series 2007-B A3A
          5.40% 10/17/11..................................      200,000       202,617
      -  Countrywide Asset-Backed Certificates Series 2006-
          S7 A3
          5.712% 11/25/35.................................      835,000       722,551
      #  Countrywide Asset-Backed NIM Certificates Series
          2004-BC1 Note 144A
          5.50% 4/25/35...................................          179            36
         Discover Card Execution Note Trust
          5.65% 3/16/20...................................      630,000       629,204
      #  Dunkin Securitization
          Series 2006-1 A2 144A
          5.779% 6/20/31..................................      615,000       593,196
      -  GMAC Mortgage Loan Trust
          Series 2006-HE3 A2
          5.75% 10/25/36..................................      175,000       158,093
         Hyundai Auto Receivables Trust
          Series 2007-A A3A
          5.04% 1/17/12...................................      140,000       140,659
     -#  MASTR Specialized Loan Trust
          Series 2005-2 A2 144A
          5.006% 7/25/35..................................      182,677       166,065
         Mid-State Trust
          Series 11 A1
          4.864% 7/15/38..................................      134,080       131,892
          Series 2004-1 A
          6.005% 8/15/37..................................       82,653        80,684
        #Series 2006-1 A 144A
          5.787% 10/15/40.................................      185,105       176,486
         Renaissance Home Equity Loan Trust
          Series 2005-4 A2
          5.399% 2/25/36..................................       37,267        37,137
          Series 2006-2 AF3
          5.797% 8/25/36..................................      175,000       173,937
          Series 2007-2 AF2
          5.675% 6/25/37..................................      195,000       185,794
      -  Residential Asset Securities
          Series 2003-KS9
          AI6 4.71% 11/25/33..............................      291,610       279,451
         RSB Bondco
          Series 2007-A A2
          5.72% 4/1/18....................................      335,000       348,514
      #  Sail NIM
          Series 2003-10A A 144A
          7.50% 10/27/33..................................       11,041             1
      #  Sierra Receivables Funding
          Series 2003-2A A1 144A
          3.03% 12/15/15..................................       55,966        54,944
     -#  SLM Student Loan Trust
          Series 2003-4 A5C 144A
          5.151% 3/15/33..................................      505,000       499,950

                          LVIP Delaware Managed Fund-16

LVIP DELAWARE MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)


                                                              PRINCIPAL
                                                               AMOUNT        VALUE
                                                              (U.S. $)     (U.S. $)
         NON-AGENCY ASSET-BACKED SECURITIES (CONTINUED)
         Structured Asset Securities
          Series 2001-SB1 A2
          3.375% 8/25/31..................................   $  238,060  $    206,183
          Series 2005-2XS 1A2A
          4.51% 2/25/35...................................      763,099       746,919
                                                                         ------------
         TOTAL NON-AGENCY ASSET-BACKED SECURITIES
          (COST $30,007,791)                                               29,672,979
                                                                         ------------
         NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS-4.46%
         Bank of America Alternative Loan Trust
          Series 2003-10 2A1
          6.00% 12/25/33..................................      364,289       365,199
          Series 2004-2 1A1
          6.00% 3/25/34...................................      354,480       355,366
          Series 2004-10 1CB1
          6.00% 11/25/34..................................       30,490        30,281
          Series 2004-11 1CB1
          6.00% 12/25/34..................................      521,150       522,453
          Series 2005-9 5A1
          5.50% 10/25/20..................................      209,423       210,666
      -  Bank of America Funding Securities Series 2006-F
          1A2
          5.175% 7/20/36..................................      408,485       401,546
         Bank of America Mortgage Securities
        -Series 2003-D 1A2
          7.281% 5/25/33..................................        2,019         2,033
        -Series 2004-L 4A1
          5.003% 1/25/35..................................      397,267       391,776
          Series 2005-9 2A1
          4.75% 10/25/20..................................      487,226       480,375
         Bear Stearns Asset-Backed Securities Series 2005-
          AC8 A5
          5.50% 11/25/35..................................      459,258       461,566
      -  Citigroup Mortgage Loan Trust
          Series 2007-AR5 1AB
          5.617% 4/25/37..................................      498,471       494,909
          Series 2007-AR8 1A3A
          6.059% 8/25/37..................................      520,793       518,345
         Countrywide Alternative Loan Trust
          Series 2004-28CB 6A1
          6.00% 1/25/35...................................      191,842       192,322
        -Series 2004-J7 1A2
          4.673% 8/25/34..................................       59,000        58,706
          Series 2004-J8 1A1
          7.00% 9/25/34...................................      180,095       184,879
          Series 2005-57CB 4A3
          5.50% 12/25/35..................................      361,985       358,396
        -Series 2005-63 3A1
          5.891% 11/25/35.................................      519,969       504,864
          Series 2005-85CB 2A2
          5.50% 2/25/36...................................      567,114       564,963
          Series 2006-2CB A3
          5.50% 3/25/36...................................      509,395       506,487
         Countrywide Home Loan Mortgage Pass Through Trust
        -Series 2004-HYB4 M
          4.834% 9/20/34..................................      165,662       158,000
          Series 2005-23 A1
          5.50% 11/25/35..................................      309,160       304,039
          Series 2006-1 A2
          6.00% 3/25/36...................................      387,727       388,939
          Series 2006-1 A3
          6.00% 3/25/36...................................      101,827        99,854
          Series 2006-HYB3 3A1A
          6.095% 5/25/36..................................      478,197       495,332
         Credit Suisse First Boston Mortgage Securities
          Series 2004-1 3A1
          7.00% 2/25/34...................................       55,802        57,598
         First Horizon Asset Securities
          Series 2003-5 1A17
          8.00% 7/25/33...................................      118,635       126,170
        -Series 2004-AR5 4A1
          5.70% 10/25/34..................................      248,011       247,360
        -Series 2007-AR3 2A2
          6.315% 11/25/37.................................      923,976       928,841
      -  GMAC Mortgage Loan Trust Series 2005-AR2 4A
          5.183% 5/25/35..................................      422,398       415,665
      #  GSMPS Mortgage Loan Trust
        -Series 1998-3 A
          7.75% 9/19/27...................................       93,331       100,671
        -Series 1999-3 A
          8.00% 8/19/29...................................      154,395       166,375
          Series 2005-RP1 1A3
          8.00% 1/25/35...................................      307,815       332,949
          Series 2005-RP1 1A4
          8.50% 1/25/35...................................      265,859       289,776
          Series 2006-RP1 1A3
          8.00% 1/25/36...................................      160,715       174,007
         GSR Mortgage Loan Trust
          Series 2006-1F 5A2
          6.00% 2/25/36...................................      168,950       168,211
      -  JPMorgan Mortgage Trust
          Series 2005-A4 1A1
          5.401% 7/25/35..................................      276,950       274,105
          Series 2005-A6 1A2
          5.138% 9/25/35..................................      660,000       645,497
          Series 2006-A2 3A3 5.674%
          4/25/36.........................................      455,000       426,332
         Lehman Mortgage Trust Series 2005-2 2A3
          5.50% 12/25/35..................................      345,163       344,461

                          LVIP Delaware Managed Fund-17

LVIP DELAWARE MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)


                                                              PRINCIPAL
                                                               AMOUNT        VALUE
                                                              (U.S. $)     (U.S. $)
         NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
      -  MASTR Adjustable Rate Mortgages Trust
          Series 2003-6 1A2
          6.739% 12/25/33.................................   $   97,783  $    100,903
          Series 2005-6 7A1
          5.326% 6/25/35..................................      171,970       169,938
         MASTR Alternative Loans Trust
          Series 2003-6 3A1 8.00% 9/25/33.................       52,782        54,631
          Series 2003-9 1A1
          5.50% 12/25/18..................................      323,907       322,389
      #  MASTR Reperforming Loan Trust
          Series 2005-1 1A5 144A
          8.00% 8/25/34...................................      303,571       327,357
         Nomura Asset Acceptance
          Series 2005-WF1 2A2
          4.786% 3/25/35..................................      670,000       630,975
         Residential Asset Mortgage Products
          Series 2004-SL4 A3
          6.50% 7/25/32...................................      198,179       196,751
      -  Residential Funding Mortgage Securities I
          Series 2006-SA3 3A1
          6.038% 9/25/36..................................      444,642       444,648
      #  Sharp NIM Trust
          Series 2004-2N Note 144A
          7.00% 1/25/34...................................        1,159           579
      -  Structured Adjustable Rate Mortgage Loan Trust
          Series 2004-18 5A
          5.50% 12/25/34..................................      259,283       255,418
          Series 2005-22 4A2
          5.373% 12/25/35.................................       51,960        49,830
          Series 2006-5 5A4
          5.545% 6/25/36..................................      106,942       102,782
      -  Structured Asset Securities
          Series 2002-22H 1A
          6.965% 11/25/32.................................       54,131        54,378
          Series 2005-6 B2
          5.345% 5/25/35..................................       96,447        76,575
         Washington Mutual Alternative Mortgage Pass
          Through Certificates
          Series 2005-9 3CB
          5.50% 10/25/20..................................      500,623       503,596
          Series 2006-5 2CB3
          6.00% 7/25/36...................................      450,343       448,601
         Washington Mutual Mortgage Pass Through Certificates
          Series 2003-S10 A2
          5.00% 10/25/18..................................      699,124       686,843
          Series 2004-CB3 4A
          6.00% 10/25/19..................................      226,418       230,027
        -Series 2006-AR8 1A5
          5.89% 8/25/46...................................       92,859        92,166
          Series 2006-AR8 2A3
          6.132% 8/25/36..................................       60,730        60,861
        -Series 2006-AR10 1A1
          5.942% 9/25/36..................................      452,591       457,320
        -Series 2007-HY1 1A1
          5.715% 2/25/37..................................      910,154       907,205
         Wells Fargo Mortgage-Backed Securities Trust
        -Series 2004-T A1
          6.18% 9/25/34...................................      101,974       102,225
          Series 2005-7 A2
          5.25% 9/25/35...................................      309,224       294,963
          Series 2005-11 1A3
          5.50% 11/25/35..................................      303,201       299,695
        -Series 2005-AR16 6A4
          5.00% 10/25/35..................................      596,283       597,165
          Series 2006-2 3A1
          5.75% 3/25/36...................................      397,298       390,787
          Series 2006-4 2A3
          5.75% 4/25/36...................................      194,380       191,471
          Series 2006-7 2A1
          6.00% 6/25/36...................................      925,965       921,914
        -Series 2006-AR6 7A1
          5.11% 3/25/36...................................      911,118       886,746
        -Series 2006-AR11 A7
          5.516% 8/25/36..................................      488,380       476,202
        -Series 2006-AR12 1A2
          6.025% 9/25/36..................................      245,997       243,886
        -Series 2006-AR14 2A4
          6.088% 10/25/36.................................      337,520       334,963
        -Series 2006-AR19 A1
          5.65% 12/25/36..................................      326,782       321,068
          Series 2007-8 2A6
          6.00% 7/25/37...................................      135,000       131,766
          Series 2007-13 A7
          6.00% 9/25/37...................................      528,358       526,707
                                                                         ------------
         TOTAL NON-AGENCY COLLATERALIZED MORTGAGE
          OBLIGATIONS
          (COST $24,790,989)                                               24,642,645
                                                                         ------------
         U.S. TREASURY OBLIGATIONS-4.39%
         U.S. Treasury Bonds
          4.75% 2/15/37...................................    2,770,000     2,899,847
         U.S. Treasury Notes
          3.125% 11/30/09.................................    4,725,000     4,731,648
          3.625% 12/31/12.................................    8,750,000     8,818,363
          4.25% 11/15/17..................................    5,575,000     5,673,873
          4.50% 5/15/10...................................    2,077,000     2,146,937
                                                                         ------------
         TOTAL U.S. TREASURY OBLIGATIONS
          (COST $24,153,482)                                               24,270,668
                                                                         ------------


                          LVIP Delaware Managed Fund-18

LVIP DELAWARE MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)


                                                              NUMBER OF      VALUE
                                                               SHARES      (U.S. $)
         WARRANT-0.00%
        +#Solutia144A,
          exercise price $7.59,
          expiration date 7/15/09.........................        1,465  $          0
                                                                         ------------
         TOTAL WARRANT
          (COST $124,625)                                                           0
                                                                         ------------


                                                              PRINCIPAL
                                                               AMOUNT
                                                              (U.S. $)
         CERTIFICATE OF DEPOSIT-0.54%
         Wilmington Trust
          5.29% 1/8/08....................................   $3,000,000     3,000,000
                                                                         ------------
         TOTAL CERTIFICATE OF DEPOSIT
          (COST $3,000,000)                                                 3,000,000
                                                                         ------------
                                                              PRINCIPAL
                                                               AMOUNT        VALUE
                                                              (U.S. $)     (U.S. $)
         FLOATING RATE NOTE-0.36%
         Bank of America
          4.315% 5/16/08..................................    2,000,000  $  2,000,719
                                                                         ------------
         TOTAL FLOATING RATE NOTE (COST $2,000,000)                         2,000,719
                                                                         ------------
     =/  DISCOUNTED COMMERCIAL PAPER-- 1.86%
         BNP Paribas Finance
          3.951% 1/2/08...................................    5,285,000     5,284,420
         Danske
          4.712% 1/31/08..................................    5,000,000     4,980,604
                                                                         ------------
         TOTAL DISCOUNTED COMMERCIAL PAPER
          (COST $10,265,024)                                               10,265,024
                                                                         ------------






TOTAL VALUE OF SECURITIES-100.88% (COST $468,837,966).........................    557,343,633

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.88%).......................     (4,878,795)
                                                                                 ------------
NET ASSETS APPLICABLE TO 32,673,588 SHARES OUTSTANDING-100.00%................   $552,464,838
                                                                                 ============
NET ASSET VALUE-LVIP DELAWARE MANAGED FUND STANDARD CLASS ($477,665,954 /
  28,247,415 SHARES)..........................................................        $16.910
                                                                                      =======
NET ASSET VALUE-LVIP DELAWARE MANAGED FUND SERVICE CLASS ($74,798,884 /
  4,426,173 SHARES)...........................................................        $16.899
                                                                                      =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest
  (unlimited authorization-no par)............................................   $424,550,108
Undistributed net investment income...........................................      1,429,052
Accumulated net realized gain on investments and foreign currencies...........     37,867,723
Net unrealized appreciation of investments....................................     88,617,955
                                                                                 ------------
Total net assets..............................................................   $552,464,838
                                                                                 ============




----------

+ Non-income producing security for the year ended December 31, 2007.
- Variable rate security. The rate shown is the rate as of December 31, 2007.
# Security exempt from registration under Rule 144A of the Securities Act of 1933. At December 31, 2007, the aggregate amount of Rule 144A securities was $16,263,105, which represented 2.94% of the Fund's net assets. See Note 9 in "Notes to Financial Statements."

=/ The rate shown is the effective yield at the time of purchase.

/\Zero coupon security. The rate shown is the yield at the time of purchase.

 Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

 Includes $300,000 cash pledged as collateral for futures contracts.


                          LVIP Delaware Managed Fund-19

LVIP DELAWARE MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)


SUMMARY OF ABBREVIATIONS:
AMBAC-Insured by the AMBAC Assurance Corporation
ARM-Adjustable Rate Mortgage
FGIC-Insured by the Financial Guaranty Insurance Company
FHLMC-Federal Home Loan Mortgage Corporation
FSA-Insured by Financial Security Assurance
GNMA-Government National Mortgage Association
GSMPS-Goldman Sachs Reperforming Mortgage Securities
MASTR-Mortgage Asset Securitization Transactions, Inc.
MBIA-Insured by the Municipal Bond Insurance Association
NIM-Net Interest Margin
PIK-Paid-in Kind
S.F.-Single Family
RSB-Rate Stabilization Bonds
TBA-To Be Announced
yr-Year

The following futures contracts were outstanding at December 31, 2007:

FUTURES CONTRACTS(1)

          CONTRACTS                    NOTIONAL            NOTIONAL                               UNREALIZED
        TO BUY (SELL)              COST (PROCEEDS)          VALUE          EXPIRATION DATE       APPRECIATION
----------------------------       ---------------       -----------       ---------------       ------------
277 U.S. Treasury 5 yr Notes         $30,483,783         $30,547,906           3/31/08             $ 64,123
(19) U.S. Treasury Long Bond          (2,258,720)         (2,211,125)          3/31/08               47,595
                                                                                                   --------
                                                                                                   $111,718
                                                                                                   ========



The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation is reflected in the Fund's net assets.

(1)See Note 8 in "Notes to Financial Statements."
                             See accompanying notes


                          LVIP Delaware Managed Fund-20

LVIP DELAWARE MANAGED FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2007


INVESTMENT INCOME:
Dividends............................   $  5,839,052
Interest.............................     10,373,878
Foreign taxes withheld...............         (2,994)
                                        ------------
                                          16,209,936
                                        ------------
EXPENSES:
Management fees......................      2,259,427
Accounting and administration
 expenses...........................         268,160
Distribution expenses-Service Class..        134,740
Reports and statements to
 shareholders.......................          78,296
Professional fees....................         47,735
Custodian fees.......................         39,602
Trustees' fees.......................         10,662
Other................................         28,796
                                        ------------
                                           2,867,418
Less expenses paid indirectly........         (5,258)
                                        ------------
Total operating expenses.............      2,862,160
                                        ------------
NET INVESTMENT INCOME................     13,347,776
                                        ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain on:
 Investments........................      42,331,908
 Futures contracts..................       1,160,836
                                        ------------
Net realized gain....................     43,492,744
Net change in unrealized
 appreciation/depreciation of
 investments........................     (33,124,147)
                                        ------------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS........................      10,368,597
                                        ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS....................    $ 23,716,373
                                        ============




                             See accompanying notes


LVIP DELAWARE MANAGED FUND
STATEMENTS OF CHANGES IN NET ASSETS



                                          YEAR ENDED
                                   12/31/07       12/31/06
                                 ------------   ------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income.........   $ 13,347,776   $ 11,964,678
Net realized gain on
 investments.................      43,492,744     33,530,746
Net change in unrealized
 appreciation/depreciation of
 investments.................     (33,124,147)     7,475,024
                                 ------------   ------------
Net increase in net assets
 resulting from operations...      23,716,373     52,970,448
                                 ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class..............     (11,870,831)   (12,462,007)
 Service Class...............      (1,663,942)       (38,825)
Net realized gain on
 investments:
 Standard Class..............     (11,273,879)            --
 Service Class...............      (1,725,565)            --
                                 ------------   ------------
                                  (26,534,217)   (12,500,832)
                                 ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class..............       5,529,869     13,391,421
 Service Class...............       4,843,057        988,033

Net asset value of shares
 issued upon reinvestment of
 dividends and distributions:
 Standard Class..............      23,144,710     12,462,007
 Service Class...............       3,389,507         38,825
Net asset from merger*
 Service Class...............      77,563,411             --
                                 ------------   ------------
                                  114,470,554     26,880,286
                                 ------------   ------------
Cost of shares repurchased:
 Standard Class..............     (77,331,351)   (86,497,540)
 Service Class...............      (9,394,577)      (102,569)
                                 ------------   ------------
                                  (86,725,928)   (86,600,109)
                                 ------------   ------------
Increase (decrease) in net
 assets derived from capital
 share transactions..........      27,744,626    (59,719,823)
                                 ------------   ------------
NET INCREASE (DECREASE) IN NET
 ASSETS......................      24,926,782    (19,250,207)
NET ASSETS:
Beginning of year.............    527,538,056    546,788,263
                                 ------------   ------------
End of year (including
 undistributed net investment
 income of $1,429,052 and
 $1,453,065, respectively)...    $552,464,838   $527,538,056
                                 ============   ============



* See Note 7 in "Notes to Financial Statements"

                             See accompanying notes


                          LVIP Delaware Managed Fund-21

LVIP DELAWARE MANAGED FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                LVIP DELAWARE MANAGED FUND STANDARD CLASS
                                                                                YEAR ENDED
                                             12/31/07         12/31/06         12/31/05         12/31/04         12/31/03(1)
                                             -------------------------------------------------------------------------------
Net asset value, beginning of period......   $ 16.957         $ 15.708         $ 15.391         $ 14.299           $ 11.881

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)..................      0.416            0.366            0.305            0.306              0.245
Net realized and unrealized gain on
 investments.............................       0.353            1.285            0.384            1.108              2.458
                                             --------         --------         --------         --------           --------
Total from investment operations..........      0.769            1.651            0.689            1.414              2.703
                                             --------         --------         --------         --------           --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.....................     (0.421)          (0.402)          (0.372)          (0.322)            (0.285)
Net realized gain on investments..........     (0.395)              --               --               --                 --
                                             --------         --------         --------         --------           --------
Total dividends and distributions.........     (0.816)          (0.402)          (0.372)          (0.322)            (0.285)
                                             --------         --------         --------         --------           --------

Net asset value, end of period............   $ 16.910         $ 16.957         $ 15.708         $ 15.391           $ 14.299
                                             ========         ========         ========         ========           ========

Total return(3)...........................      4.58%           10.57%            4.49%           10.00%             22.90%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)...   $477,666         $525,479         $545,772         $581,333           $587,274
Ratio of expenses to average net assets...      0.48%            0.50%            0.51%            0.49%              0.50%
Ratio of net investment income to average
 net assets..............................       2.38%            2.25%            1.96%            2.10%              1.90%
Portfolio turnover........................       174%             143%              92%             145%               237%



----------
(1) Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes


                          LVIP Delaware Managed Fund-22

LVIP DELAWARE MANAGED FUND
FINANCIAL HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                    LVIP DELAWARE MANAGED FUND SERVICE CLASS
                                                                                                            5/19/04(1)
                                                                         YEAR ENDED                             TO
                                                         12/31/07         12/31/06         12/31/05          12/31/04
                                                         -------------------------------------------------------------
Net asset value, beginning of period..................    $16.946          $15.699          $15.386           $14.091

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)..............................      0.372            0.326            0.265             0.171
Net realized and unrealized gain on investments.......      0.352            1.283            0.383             1.391
                                                          -------          -------          -------           -------
Total from investment operations......................      0.724            1.609            0.648             1.562
                                                          -------          -------          -------           -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.................................     (0.376)          (0.362)          (0.335)           (0.267)
Net realized gain on investments......................     (0.395)              --               --                --
                                                          -------          -------          -------           -------
Total dividends and distributions.....................     (0.771)          (0.362)          (0.335)           (0.267)
                                                          -------          -------          -------           -------

Net asset value, end of period........................    $16.899          $16.946          $15.699           $15.386
                                                          =======          =======          =======           =======

Total return(3).......................................      4.32%           10.30%            4.23%            11.16%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)...............    $74,799          $ 2,059          $ 1,016           $   197
Ratio of expenses to average net assets...............      0.73%            0.75%            0.76%             0.74%
Ratio of net investment income to average net assets..      2.13%            2.00%            1.71%             1.91%
Portfolio turnover....................................       174%             143%              92%              145%(4)



----------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2)The average shares outstanding method has been applied for per share information.

(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

(4)The portfolio turnover is representative of the Fund for the entire year.

                             See accompanying notes


                          LVIP Delaware Managed Fund-23

LVIP DELAWARE MANAGED FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 31 series. These financial statements and the related notes pertain to the LVIP Delaware Managed Fund (formerly the Managed Fund) (the "Fund"). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize long-term total return (capital appreciation plus income) consistent with prudent investment strategy.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation-Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked price will be used. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U. S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes-The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting-Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates-The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other-Expenses common to all funds of the Trust are allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semiannually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $41,456 for the year ended December 31, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the expense offset shown as "expense paid indirectly."


                          LVIP Delaware Managed Fund-24

LVIP DELAWARE MANAGED FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Lincoln Investment Advisors Corporation (LIA) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. LIA is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIA receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Prior to April 30, 2007, Delaware Management Company (DMC), a series of Delaware Management Business Trust and subsidiary of LNC, acted as the Fund's investment advisor and was compensated according to the same advisory fee rate. Effective April 30, 2007, DMC entered into a sub-advisory agreement with LIA so that it could continue to provide day-to-day portfolio management services to the Fund. For these services, LIA, not the Fund, pays DMC (the "Sub-Advisor") at an annual rate of 0.19% of the Fund's average daily net assets.

Effective October 1, 2007, Mellon Bank, N.A. provides fund accounting and financial administration services to the Fund. For these services, the Fund pays Mellon a monthly fee based on average net assets, subject to certain minimums.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets. Prior to October 1, 2007, DSC provided fund accounting and financial administration to the Fund for which it received a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2007, the Fund was charged $181,815 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust was charged $553,000 for the year ended December 31, 2007, which was allocated to the funds based on average net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2007, fees for administrative and support services amounted to $24,871 and $11,112, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. Effective January 1, 2008, this limit will no longer be in place. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2007, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIA..........   $190,151
Fees Payable to DSC.....................      1,187
Distribution Fees Payable to LFD .......     16,122


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2007, the Fund made purchases of $711,573,623 and sales of $787,978,179 of investment securities other than U.S. government securities and short-term investments. For the year ended December 31, 2007, the Fund made purchases of $237,507,850 and sales of $230,689,121 of U.S. government securities.

At December 31, 2007, the cost of investments for federal income tax purposes was $473,413,861. At December 31, 2007, net unrealized appreciation was $83,929,772 of which $106,410,127 related to unrealized appreciation of investments and $22,480,355 related to unrealized depreciation of investments

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                 YEAR ENDED          YEAR ENDED
                                  12/31/07            12/31/06
                                -----------         -----------
Ordinary income..............   $14,336,773         $12,500,832
Long-term capital gain.......    12,197,444                  --
                                -----------         -----------
Total........................   $26,534,217         $12,500,832
                                ===========         ===========






                          LVIP Delaware Managed Fund-25

LVIP DELAWARE MANAGED FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest.........   $424,550,108
Undistributed ordinary income.........      7,381,548
Undistributed long-term capital
  gains...............................     37,895,627
Post-October losses...................     (1,247,104)
Other temporary differences...........        (45,683)
Unrealized appreciation of investments
  and foreign currencies..............     83,930,342
                                         ------------
Net assets............................   $552,464,838
                                         ============



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, straddle loss deferrals, tax treatment of market discount and premium on debt instruments and tax treatment of contingent payment debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2007 through December 31, 2007 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to market discount and premium on certain debt instruments, tax treatment of contingent payment debt instruments and paydown gain (loss) on mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Fund recorded the following reclassifications:

 UNDISTRIBUTED     ACCUMULATED
NET INVESTMENT    NET REALIZED
    INCOME            GAIN
--------------    ------------
   $162,984        $(162,984)


6. CAPITAL SHARES
Transactions in capital shares were as follows:

                                YEAR ENDED         YEAR ENDED
                                 12/31/07           12/31/06
                                ----------         ----------
Shares sold:
 Standard Class.............       314,957            824,260
 Service Class..............       280,834             60,867
Shares issued upon
  reinvestment of dividends
  and distributions:
 Standard Class.............     1,366,007            750,556
 Service Class..............       200,219              2,337
Shares issued from merger(1):
 Service Class..............     4,357,740                 --
                                ----------         ----------
                                 6,519,757          1,638,020
                                ----------         ----------
Shares repurchased:
 Standard Class.............    (4,421,592)        (5,332,510)
 Service Class..............      (534,130)            (6,428)
                                ----------         ----------
                                (4,955,722)        (5,338,938)
                                ----------         ----------
Net increase (decrease)......    1,564,035         (3,700,918)
                                ==========         ==========



--------
(1) See Note 7.

7. FUND MERGER
Effective April 30, 2007, the Fund acquired all of the assets and assumed all of the liabilities of Jefferson Pilot Variable Fund, Inc. Balanced Portfolio (the "Acquired Fund"), an open-end investment company, in exchange for shares of the Fund pursuant to a Plan and Agreement of Reorganization (the "Reorganization"). The shareholders of the Acquired Fund received shares of the respective class of the Fund equal to the aggregate net asset value of their share in the Acquired Fund prior to the Reorganization.


                          LVIP Delaware Managed Fund-26

LVIP DELAWARE MANAGED FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




7. FUND MERGER (CONTINUED)


The Reorganization was treated as a non-taxable event and, accordingly, the Fund's basis in securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated gain of the Acquired Fund as of the close of business on April 27, 2007, were as follows:

Net assets............................   $77,563,411
Accumulated net realized loss.........      (104,249)
Net unrealized appreciation...........    11,421,265


The net assets of the Fund prior to the Reorganization were $531,534,721. The combined net assets after Reorganization were $609,098,132.

8. FINANCIAL FUTURES CONTRACTS
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the statement of net assets.

9. CREDIT AND MARKET RISK
The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933 (the "Act"), as amended, and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Trustees has delegated to LIA the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. As of December 31, 2007, there were no Section 4(2) or illiquid securities. Rule 144A securities have been identified on the statement of net assets.

10. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                          LVIP Delaware Managed Fund-27

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
LVIP Delaware Managed Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Managed Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Managed Fund of Lincoln Variable Insurance Products Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 14, 2008


                          LVIP Delaware Managed Fund-28

LVIP DELAWARE MANAGED FUND
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2007, the Fund designates dividends and distributions paid during the year as follows:

     (A)
  LONG-TERM            (B)
 CAPITAL GAIN    ORDINARY INCOME        TOTAL             (C)
DISTRIBUTIONS     DISTRIBUTIONS     DISTRIBUTIONS     QUALIFYING
 (TAX BASIS)       (TAX BASIS)       (TAX BASIS)     DIVIDENDS(1)
-------------    ---------------    -------------    ------------
     46%               54%               100%             30%



----------
(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.


                          LVIP Delaware Managed Fund-29

OFFICER/TRUSTEE INFORMATION FOR LINCOLN VIP TRUST


                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Kelly D.               Chairman,        Chairman since    Vice President, The Lincoln National             32        Lincoln
Clevenger(1)           President        August 1995;      Life Insurance Company.  Executive Vice                    Retirement
1300 S. Clinton        and Trustee      President and     President, Lincoln Retirement Services                     Services
Street                                  Trustee since     Company, LLC; Second Vice President,                       Company,
Fort Wayne, IN 46802                    November 1994     Lincoln Life & Annuity Company of New                      LLC
YOB: 1952                                                 York
Michael D. Coughlin    Trustee          Trustee since     Management Consultant, Coughlin                  32        Merrimack
1300 S. Clinton                         April 2007        Associates                                                 County
Street                                                                                                               Savings Bank;
Fort Wayne, IN 46802                                                                                                 Trustee of
YOB: 1942                                                                                                            Merrimack
                                                                                                                     Bankcorp, MHC.
Nancy L. Frisby        Trustee          Trustee since     Formerly: Senior Vice President and              32        N/A
1300 S. Clinton                         April 1992        Chief Financial Officer, DeSoto Memorial
Street                                                    Hospital
Fort Wayne, IN 46802
YOB: 1941
Elizabeth S. Hager     Trustee          Trustee since     Executive Director of United Way of              32        N/A
1300 S. Clinton                         April 2007        Merrimack County; Representative, New
Street                                                    Hampshire House of Representatives
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon          Trustee          Trustee since     Professor of Economics and Management,           32        N/A
1300 S. Clinton                         February 2006;    DePauw University
Street                                  Formerly:
Fort Wayne, IN 46802                    Advisory
YOB: 1948                               Trustee since
                                        November  2004
Thomas D. Rath         Trustee          Trustee since     Partner, Rath, Young and Pignatelli              32        Associated
1300 S. Clinton                         April 2007                                                                   Grocers
Street                                                                                                               of New England
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella      Trustee          Trustee since     President Emeritus, Indiana Health               32        Advisory Board
1300 S. Clinton                         February 1998     Association, Formerly: President,                          of
Street                                                    Indiana Hospital & Health Association                      Harris Bank
Fort Wayne, IN 46802
YOB: 1943
David H. Windley       Trustee          Trustee since     Retired Director of Blue & Co., LLC.             32        Meridian
1300 S. Clinton                         August 2004                                                                  Investment
Street                                                                                                               Advisors, Inc.
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary        Secretary since   Secretary, Lincoln VIP Trust; Formerly:         N/A        N/A
1300 S. Clinton                         February 1995     Secretary and Assistant Vice President,
Street                                                    The Lincoln National Life Insurance
Fort Wayne, IN 46802                                      Company
YOB: 1954
William P. Flory,      Second Vice      Second Vice       Second Vice President and Director of           N/A        N/A
Jr.(1)                 President and    President since   Separate Account Operations and Mutual
1300 S. Clinton        Chief            August 2007;      Fund Administration, The Lincoln
Street                 Accounting       Chief             National Life Insurance Company;
Fort Wayne, IN 46802   Officer          Accounting        Formerly: Second Vice President and
YOB: 1961                               Officer           Director of Corporate Procurement and
                                        since May 2006    Assistant Vice President of Separate
                                                          Account Operations and Mutual Fund
                                                          Administration, The Lincoln National
                                                          Life Insurance Company
Rise' C.M. Taylor(1)   Vice President   Vice President    Vice President and Treasurer, The               N/A        N/A
1300 S. Clinton        and              since August      Lincoln National Life Insurance Company;
Street                 Treasurer        2003 and          Vice President and Treasurer, Lincoln
Fort Wayne, IN 46802                    Treasurer since   Life & Annuity Company of New York
YOB: 1967                               May 2006;
                                        Formerly:
                                        Assistant
                                        Treasurer since
                                        August 2003
Kevin J. Adamson(1)    Second Vice      Second Vice       Second Vice President, Director of Funds        N/A        N/A
1300 S. Clinton        President        President since   Managements, The Lincoln National Life
Street                                  May 2006          Insurance Company; Formerly: Director of
Fort Wayne, IN 46802                                      Financial Operations, Swiss Re/Lincoln
YOB: 1966                                                 Re

                          LVIP Delaware Managed Fund-30

                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John A. Weston(1)      Chief            Chief             Vice President for Fund and Advisor             N/A        N/A
1300 S. Clinton        Compliance       Compliance        Compliance, The Lincoln National Life
Street                 Officer          Officer since     Insurance Company; Treasurer, Jefferson
Fort Wayne, IN 46802                    May 2007          Pilot Variable Fund, Inc.
YOB: 1959
Michael Schulitz(1)    Second Vice      Second Vice       Second Vice President, Product                  N/A        N/A
1300 S. Clinton        President        President since   Marketing, The Lincoln National Life
Street                                  August 2007       Insurance Company
Fort Wayne, IN 46802
YOB: 1968
David Weiss(1)         Assistant Vice   Assistant Vice    Assistant Vice President, Funds                 N/A        N/A
1300 S. Clinton        President        President since   Management Research, The Lincoln
Street                                  August 2007       National Life Insurance Company;
Fort Wayne, IN 46802                                      Formerly:  Director, Funds Management
YOB: 1976                                                 Research; Mutual Fund/Securities
                                                          Analyst; Senior Mutual Fund Analyst,
                                                          Jefferson Pilot Corp.



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                          LVIP Delaware Managed Fund-31

                             [DELAWARE INVESTMENTS LOGO]

                            LVIP Delaware Social
                            Awareness Fund
                              a series of Lincoln Variable
                              Insurance Products Trust






                                             LVIP DELAWARE SOCIAL AWARENESS FUND
                                                (FORMERLY SOCIAL AWARENESS FUND)

LVIP DELAWARE SOCIAL AWARENESS FUND

INDEX



COMMENTARY                                                                 1

DISCLOSURE OF FUND EXPENSES                                                2

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS                               3

STATEMENT OF NET ASSETS                                                    4

STATEMENT OF OPERATIONS                                                    7

STATEMENTS OF CHANGES IN NET ASSETS                                        7

FINANCIAL HIGHLIGHTS                                                       8

NOTES TO FINANCIAL STATEMENTS                                             10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                   13

OTHER FUND INFORMATION                                                    14

OFFICER/TRUSTEE INFORMATION                                               15


LVIP DELAWARE SOCIAL AWARENESS FUND
2007 ANNUAL REPORT COMMENTARY

Managed by:
                                                                         ( LOGO)

The Fund returned 2.97% (Standard Class with distributions reinvested) for the fiscal year ended December 31, 2007, while its benchmark, the Russell 1000 Index*, returned 5.77%.

The equity markets ended 2007 on a generally positive note. Over this period, the markets experienced heightened levels of volatility, driven on one hand by record high commodity prices, deteriorating conditions in the housing market, and general economic uncertainty, while on the other hand by record merger and acquisition (M&A) activity and robust global economic growth. After a strong start to 2007, the markets were rattled in the second quarter as fears of an economic slowdown and concerns over a rise in subprime mortgage defaults created uneasiness among investors. Instability in the markets continued throughout the latter part of the year as further signs of weakness in the housing market and dislocation in the credit markets caused investors to shun financial and consumer-related stocks. Attempts by the Federal Reserve to provide stability to the financial system through interest rate cuts were greeted positively by the markets but did little to alleviate concerns that the economy may be heading for a hard landing. Despite recessionary fears stealing the headlines, healthy consumer spending and favorable employment trends continued to provide upside support to the economy, which helped keep the markets in positive territory for the year.

Despite a positive absolute return for 2007, the Fund's performance trailed that of its benchmark. The Fund's underperformance relative to the Russell 1000 Index was attributable to stock selection in the finance, basic materials, and consumer staples sectors. An overweight position in Bear Stearns, an investment bank, detracted from performance as did the Fund's lack of exposure to Apple Computer and Exxon Mobil.

Stock selection in the capital goods, technology and consumer services sectors benefited performance. Stocks having a positive impact on the Fund relative to its benchmark included overweight positions in National Oilwell Varco, an oil services company, and Fluor Corp., a provider of engineering services. The Fund's lack of exposure to Citigroup, whose stock fell during the year, also contributed positively to performance.

The equity markets continue to be highly volatile in the face of a slowing economy coupled with further fallout from the subprime mortgage contagion. Moving into 2008, we maintain a constructive view on the equity markets, as healthy corporate balance sheets combined with increased foreign investment in the U.S. should provide upside support in the form of share buybacks and M&A activity. We expect market volatility to persist over the near term given the low level of economic visibility and worries lingering in the credit markets. Provided that the economy grows at a moderate pace and employment holds up, the markets are likely to react favorably to further interest rate cuts by the Federal Reserve, other factors held equal.

Francis X. Morris
Christopher S. Adams, CFA
Michael S. Morris, CFA
Donald G. Padilla, CFA
Delaware Investments


Growth of $10,000 invested 12/31/97 through 12/31/07

(LINE GRAPH)

                                     LVIP DELAWARE
                                   SOCIAL AWARENESS
                                     FUND STANDARD     RUSSELL 1000
                                     CLASS SHARES          INDEX
                                   ----------------    ------------
12/31/97                               10000.00          10000.00
                                       11989.00          12702.00
                                       13840.00          15358.00
                                       12686.00          14162.00
                                       11478.00          12399.00
                                        8939.00           9714.00
                                       11787.00          12618.00
                                       13285.00          14057.00
                                       14882.00          14938.00
                                       16714.00          17247.00
12/31/07                               17210.00          18243.00




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Social Awareness Fund Standard Class shares on 12/31/97. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $17,210. For comparison, look at how the Russell 1000 Index did over the same period. The same $10,000 investment would have grown to $18,243. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns               Ended
on investment                            12/31/07
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
One Year                                   +2.97%
-------------------------------------------------
Five Years                                +14.00%
-------------------------------------------------
Ten Years                                  +5.58%
-------------------------------------------------




Service Class Shares
-------------------------------------------------
One Year                                   +2.71%
-------------------------------------------------
Inception (5/15/03)                       +12.82%
-------------------------------------------------



* The Russell 1000 Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.


                         LVIP Delaware Social Awareness Fund-1

LVIP DELAWARE SOCIAL AWARENESS FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2007 TO DECEMBER 31, 2007

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions: redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                  Expenses
                        Beginning      Ending                   Paid During
                         Account      Account     Annualized       Period
                          Value        Value        Expense      7/1/07 to
                          7/1/07      12/31/07       Ratio       12/31/07*
---------------------------------------------------------------------------
ACTUAL
Standard Class Shares   $1,000.00    $  958.50       0.41%         $2.02
Service Class Shares     1,000.00       957.30       0.66%          3.26
---------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares   $1,000.00    $1,023.14       0.41%         $2.09
Service Class Shares     1,000.00     1,021.88       0.66%          3.36
---------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                         LVIP Delaware Social Awareness Fund-2

LVIP DELAWARE SOCIAL AWARENESS FUND

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.


                                           PERCENTAGE
SECTOR                                   OF NET ASSETS
------------------------------------------------------
COMMON STOCK                                  96.90%
------------------------------------------------------
Air Freight & Logistics                        0.86%
Airlines                                       0.30%
Auto Components                                0.84%
Biotechnology                                  3.24%
Capital Markets                                3.03%
Chemicals                                      3.67%
Commercial Banks                               1.87%
Commercial Services & Supplies                 1.12%
Communications Equipment                       4.43%
Computers & Peripherals                        3.96%
Construction & Engineering                     1.71%
Consumer Finance                               0.88%
Containers & Packaging                         0.91%
Diversified Financial Services                 3.23%
Diversified Telecommunications
  Services                                     1.93%
Electrical Equipment                           3.60%
Energy Equipment & Services                    6.33%
Food & Staples Retailing                       2.42%
Food Products                                  3.58%
Health Care Equipment & Supplies               4.08%
Health Care Providers & Services               4.20%
Hotels, Restaurants & Leisure                  2.28%
Household Durables                             1.04%
Household Products                             2.20%
Insurance                                      5.47%
Internet Software & Services                   2.38%
IT Services                                    0.22%
Life Sciences Tools & Services                 0.58%
Media                                          3.09%
Metals & Mining                                0.39%
Multiline Retail                               1.40%
Multi-Utilities                                1.35%
Oil, Gas & Consumable Fuels                    2.53%
Pharmaceuticals                                4.72%
Real Estate Investment Trusts                  1.21%
Real Estate Management & Development           0.13%
Semiconductors & Semiconductor
  Equipment                                    3.29%
Software                                       4.24%
Specialty Retail                               3.01%
Textiles, Apparel & Luxury Goods               0.71%
Thrift & Mortgage Finance                      0.47%
------------------------------------------------------
DISCOUNT NOTE                                  3.13%
------------------------------------------------------
TOTAL VALUE OF SECURITIES                    100.03%
------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS                                (0.03%)
------------------------------------------------------
TOTAL NET ASSETS                             100.00%
------------------------------------------------------





Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

                                           PERCENTAGE
TOP 10 EQUITY HOLDINGS                   OF NET ASSETS
------------------------------------------------------
Microsoft                                     3.51%
Bank of America                               2.81%
Emerson Electric                              2.71%
Hewlett-Packard                               2.58%
Cisco Systems                                 2.55%
EOG Resources                                 2.53%
Google Class A                                2.12%
Shire ADR                                     1.96%
Fluor                                         1.71%
National Oilwell Varco                        1.65%
------------------------------------------------------
TOTAL                                        24.13%
------------------------------------------------------





                         LVIP Delaware Social Awareness Fund-3

LVIP DELAWARE SOCIAL AWARENESS FUND
STATEMENT OF NET ASSETS
December 31, 2007




                                     NUMBER OF          VALUE
                                       SHARES         (U.S. $)
     COMMON STOCK-96.90%
     AIR FREIGHT &
      LOGISTICS-0.86%
     FedEx.......................       104,400    $    9,309,348
                                                   --------------
                                                        9,309,348
                                                   --------------

     AIRLINES-0.30%
     Southwest Airlines..........       264,300         3,224,460
                                                   --------------
                                                        3,224,460
                                                   --------------
     AUTO COMPONENTS-0.84%
     Magna International Class
      A.........................         69,800         5,614,014
     WABCO Holdings..............        69,433         3,477,916
                                                   --------------
                                                        9,091,930
                                                   --------------
     BIOTECHNOLOGY-3.24%
  +  Amgen.......................       216,900        10,072,836
  +  Genentech...................       129,900         8,712,393
  +  Gilead Sciences.............       300,300        13,816,803
  +  Vertex Pharmaceuticals......       110,100         2,557,623
                                                   --------------
                                                       35,159,655
                                                   --------------
     CAPITAL MARKETS-3.03%
     Bank of New York Mellon.....       304,500        14,847,420
     Bear Stearns................       145,400        12,831,550
     Blackstone Group............       232,700         5,149,651
                                                   --------------
                                                       32,828,621
                                                   --------------
     CHEMICALS-3.67%
     Airgas......................       284,400        14,820,084
     Ecolab......................       314,800        16,120,908
     Lubrizol....................       164,500         8,909,320
                                                   --------------
                                                       39,850,312
                                                   --------------
     COMMERCIAL BANKS-1.87%
  +  Guaranty Financial Group....        58,900           942,400
     PNC Financial Services
      Group.....................        104,500         6,860,425
     U.S. Bancorp................       394,600        12,524,604
                                                   --------------
                                                       20,327,429
                                                   --------------
     COMMERCIAL SERVICES & SUPPLIES-1.12%
     Manpower....................        46,500         2,645,850
     Republic Services...........       212,900         6,674,415
     Robert Half International...       103,400         2,795,936
                                                   --------------
                                                       12,116,201
                                                   --------------
     COMMUNICATIONS
      EQUIPMENT-4.43%
  +  Cisco Systems...............     1,019,800        27,605,986
     Motorola....................       552,700         8,865,308
     QUALCOMM....................       293,900        11,564,965
                                                   --------------
                                                       48,036,259
                                                   --------------
     COMPUTERS &
      PERIPHERALS-3.96%
  +  EMC.........................       807,400        14,961,122
     Hewlett-Packard.............       554,700        28,001,256
                                                   --------------
                                                       42,962,378
                                                   --------------
     CONSTRUCTION &
      ENGINEERING-1.71%
     Fluor.......................       127,200        18,535,584
                                                   --------------
                                                       18,535,584
                                                   --------------
     CONSUMER FINANCE-0.88%
     Capital One Financial.......       200,900         9,494,534
                                                   --------------
                                                        9,494,534
                                                   --------------
     CONTAINERS & PACKAGING-0.91%
  +  Pactiv......................       233,400         6,215,442
     Temple-Inland...............       176,700         3,684,195
                                                   --------------
                                                        9,899,637
                                                   --------------
     DIVERSIFIED FINANCIAL SERVICES-3.23%
     Bank of America.............       739,200        30,499,392
     CIT Group...................       190,300         4,572,909
                                                   --------------
                                                       35,072,301
                                                   --------------
     DIVERSIFIED TELECOMMUNICATIONS SERVICES-1.93%
     Embarq......................       180,600         8,945,118
  +  Qwest Communications
      International.............        662,300         4,642,723
     Telefonos de Mexico ADR.....       198,700         7,320,108
                                                   --------------
                                                       20,907,949
                                                   --------------
     ELECTRICAL EQUIPMENT-3.60%
     Emerson Electric............       519,600        29,440,536
  +  Thomas & Betts..............       196,800         9,651,072
                                                   --------------
                                                       39,091,608
                                                   --------------
     ENERGY EQUIPMENT & SERVICES-6.33%
  +  Nabors Industries...........       405,600        11,109,384
  +  National Oilwell Varco......       244,000        17,924,240
     Noble.......................       219,800        12,420,898
     Patterson-UTI Energy........       181,500         3,542,880
     Tidewater...................       104,400         5,727,384
  +  Transocean..................        81,853        11,717,286
  +  Weatherford International...        91,000         6,242,600
                                                   --------------
                                                       68,684,672
                                                   --------------
     FOOD & STAPLES
      RETAILING-2.42%
     CVS Caremark................       378,700        15,053,325
     Walgreen....................       293,300        11,168,864
                                                   --------------
                                                       26,222,189
                                                   --------------
     FOOD PRODUCTS-3.58%
     General Mills...............       182,500        10,402,500
     Heinz (H.J.)................       272,100        12,701,628
     Kellogg.....................       148,700         7,796,341
     Wrigley, (Wm) Jr. ..........       109,000         6,381,950
     Wrigley, (Wm) Jr. Class B...        26,900         1,587,100
                                                   --------------
                                                       38,869,519
                                                   --------------
     HEALTH CARE EQUIPMENT & SUPPLIES-4.08%
     Bard (C.R.).................        95,600         9,062,880
     Baxter International........       143,200         8,312,760
  +  Gen-Probe...................       116,800         7,350,224
  +  Hologic.....................       111,100         7,625,904
     Medtronic...................       237,600        11,944,152
                                                   --------------
                                                       44,295,920
                                                   --------------
     HEALTH CARE PROVIDERS & SERVICES-4.20%
  +  Express Scripts.............       236,000        17,228,000
     UnitedHealth Group..........       268,800        15,644,160

                         LVIP Delaware Social Awareness Fund-4

LVIP DELAWARE SOCIAL AWARENESS FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                     NUMBER OF          VALUE
                                       SHARES         (U.S. $)
     COMMON STOCK (CONTINUED)
     HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
  +  WellPoint...................       144,700    $   12,694,531
                                                   --------------
                                                       45,566,691
                                                   --------------
     HOTELS, RESTAURANTS & LEISURE-2.28%
     Burger King Holdings........       301,300         8,590,063
     McDonald's..................       274,700        16,182,577
                                                   --------------
                                                       24,772,640
                                                   --------------
     HOUSEHOLD DURABLES-1.04%
  +  Jarden......................       261,000         6,162,210
     Sony ADR....................        94,600         5,136,780
                                                   --------------
                                                       11,298,990
                                                   --------------
     HOUSEHOLD PRODUCTS-2.20%
     Clorox......................       215,100        14,018,067
  +  Energizer Holdings..........        87,900         9,856,227
                                                   --------------
                                                       23,874,294
                                                   --------------
     INSURANCE-5.47%
     AFLAC.......................       165,500        10,365,265
     American International
      Group.....................        306,700        17,880,610
     Berkley (W.R.)..............       229,200         6,832,452
     Everest Re Group............        61,300         6,154,520
     MBIA........................       149,100         2,777,733
     Prudential Financial........       164,300        15,286,472
                                                   --------------
                                                       59,297,052
                                                   --------------
     INTERNET SOFTWARE &
      SERVICES-2.38%
  +  Digital River...............        85,500         2,827,485
  +  Google Class A..............        33,300        23,026,284
                                                   --------------
                                                       25,853,769
                                                   --------------
     IT SERVICES-0.22%
  +  VeriFone Holdings...........       104,100         2,420,325
                                                   --------------
                                                        2,420,325
                                                   --------------
     LIFE SCIENCES TOOLS & SERVICES-0.58%
     PerkinElmer.................       240,200         6,250,004
                                                   --------------
                                                        6,250,004
                                                   --------------
     MEDIA-3.09%
  +  Comcast Class A.............       264,300         4,826,118
  +  Comcast Special Class A.....       409,700         7,423,764
     Time Warner.................       791,200        13,062,712
  +  Viacom Class B..............       187,200         8,221,824
                                                   --------------
                                                       33,534,418
                                                   --------------
     METALS & MINING-0.39%
     Worthington Industries......       237,500         4,246,500
                                                   --------------
                                                        4,246,500
                                                   --------------
     MULTILINE RETAIL-1.40%
  +  Kohl's......................       127,500         5,839,500
     Nordstrom...................       255,500         9,384,515
                                                   --------------
                                                       15,224,015
                                                   --------------
     MULTI-UTILITIES-1.35%
     NSTAR.......................       209,300         7,580,846
     Puget Energy................       256,100         7,024,823
                                                   --------------
                                                       14,605,669
                                                   --------------
     OIL, GAS & CONSUMABLE FUELS-2.53%
     EOG Resources...............       307,900        27,480,075
                                                   --------------
                                                       27,480,075
                                                   --------------
     PHARMACEUTICALS-4.72%
     Allergan....................       217,200        13,952,928
  +  Barr Pharmaceuticals........        96,000         5,097,600
  +  Forest Laboratories.........       297,000        10,825,650
     Shire ADR...................       308,900        21,298,655
                                                   --------------
                                                       51,174,833
                                                   --------------
     REAL ESTATE INVESTMENT TRUSTS-1.21%
     Developers Diversified
      Realty....................         91,400         3,499,706
     Host Hotels & Resorts.......       233,000         3,970,320
     ProLogis....................        90,100         5,710,538
                                                   --------------
                                                       13,180,564
                                                   --------------
     REAL ESTATE MANAGEMENT & DEVELOPMENT-0.13%
  +  Forestar Real Estate Group..        58,900         1,389,451
                                                   --------------
                                                        1,389,451
                                                   --------------
     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-3.29%
     Applied Materials...........       379,400         6,738,144
     Intel.......................       666,900        17,779,554
     Texas Instruments...........       336,000        11,222,400
                                                   --------------
                                                       35,740,098
                                                   --------------
     SOFTWARE-4.24%
     Microsoft...................     1,070,300        38,102,680
  +  Oracle......................       348,100         7,860,098
                                                   --------------
                                                       45,962,778
                                                   --------------
     SPECIALTY RETAIL-3.01%
     Abercrombie & Fitch Class
      A.........................        138,700        11,091,839
     Best Buy....................       256,100        13,483,665
  +  Urban Outfitters............       295,900         8,066,234
                                                   --------------
                                                       32,641,738
                                                   --------------
     TEXTILES, APPAREL & LUXURY GOODS-0.71%
  +  Coach.......................       251,900         7,703,102
                                                   --------------
                                                        7,703,102
                                                   --------------
     THRIFT & MORTGAGE
      FINANCE-0.47%
     Washington Mutual...........       371,800         5,060,198
                                                   --------------
                                                        5,060,198
                                                   --------------
     TOTAL COMMON STOCK
      (COST $734,795,106).......                    1,051,257,710
                                                   --------------

                                     PRINCIPAL
                                       AMOUNT
                                      (U.S. $)
 =/  DISCOUNT NOTE-3.13%
     Federal Home Loan Bank 3.10%
      1/2/08....................    $33,905,000        33,902,080
                                                   --------------
     TOTAL DISCOUNT NOTE
      (COST $33,902,080)........                       33,902,080
                                                   --------------





                         LVIP Delaware Social Awareness Fund-5

LVIP DELAWARE SOCIAL AWARENESS FUND
STATEMENT OF NET ASSETS (CONTINUED)

TOTAL VALUE OF SECURITIES-100.03% (COST $768,697,186)........................   $1,085,159,790
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.03%)......................         (276,232)
                                                                                --------------
NET ASSETS APPLICABLE TO 29,601,873 SHARES OUTSTANDING-100.00%...............   $1,084,883,558
                                                                                ==============
NET ASSET VALUE-LVIP DELAWARE SOCIAL AWARENESS FUND STANDARD CLASS
  ($1,000,287,019 / 27,290,071 SHARES).......................................          $36.654
                                                                                       =======
NET ASSET VALUE-LVIP DELAWARE SOCIAL AWARENESS FUND SERVICE CLASS
  ($84,596,539 / 2,311,802 SHARES)...........................................          $36.593
                                                                                       =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par)...............   $  722,864,455
Undistributed net investment income..........................................        3,230,520
Accumulated net realized gain on investments.................................       42,325,979
Net unrealized appreciation of investments...................................      316,462,604
                                                                                --------------
Total net assets.............................................................   $1,084,883,558
                                                                                ==============




----------

+ Non-income producing security for the year ended December 31, 2007.

=/ The rate shown is the effective yield at the time of purchase.

ADR-American Depositary Receipts

                             See accompanying notes



                         LVIP Delaware Social Awareness Fund-6

LVIP DELAWARE SOCIAL AWARENESS FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2007




INVESTMENT INCOME:
Dividends.............................   $ 16,911,950
Interest..............................        951,896
Foreign tax withheld..................        (12,843)
                                         ------------
                                           17,851,003
                                         ------------
EXPENSES:
Management fees.......................      4,127,862
Accounting and administration
 expenses............................         520,691
Distribution expenses-Service Class...        219,336
Reports and statements to
 shareholders........................         109,458
Professional fees.....................         55,835
Trustees' fees........................         24,075
Custodian fees........................         19,622
Other.................................         77,867
                                         ------------
                                            5,154,746
Less expense paid indirectly..........         (8,633)
                                         ------------
Total operating expenses..............      5,146,113
                                         ------------
NET INVESTMENT INCOME.................     12,704,890
                                         ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain on investments......     57,210,287
Net change in unrealized
 appreciation/depreciation of
 investments.........................     (31,047,138)
                                         ------------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS.........................      26,163,149
                                         ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS.....................    $ 38,868,039
                                         ============




                             See accompanying notes


LVIP DELAWARE SOCIAL AWARENESS FUND
STATEMENTS OF CHANGES IN NET ASSETS



                                            YEAR ENDED
                                    12/31/07         12/31/06
                                 --------------   --------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income.........   $   12,704,890   $   11,463,158
Net realized gain on
 investments.................        57,210,287      128,483,932
Net change in unrealized
 appreciation/depreciation of
 investments.................       (31,047,138)      (1,533,343)
                                 --------------   --------------
Net increase in net assets
 resulting from operations...        38,868,039      138,413,747
                                 --------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class..............        (9,060,338)      (9,597,494)
 Service Class...............          (565,831)        (537,775)
                                 --------------   --------------
                                     (9,626,169)     (10,135,269)
                                 --------------   --------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class..............        13,966,080       23,474,227
 Service Class...............        13,227,292       13,083,153
Net asset value of shares
 issued upon reinvestment of
 dividends and distributions:
 Standard Class..............         9,060,338        9,597,494
 Service Class...............           565,831          537,775
                                 --------------   --------------
                                     36,819,541       46,692,649
                                 --------------   --------------
Cost of shares repurchased:
 Standard Class..............      (181,755,528)    (171,194,322)
 Service Class...............       (15,003,567)     (14,574,140)
                                 --------------   --------------
                                   (196,759,095)    (185,768,462)
                                 --------------   --------------
Decrease in net assets derived
 from capital share
 transactions................      (159,939,554)    (139,075,813)
                                 --------------   --------------
NET DECREASE IN NET ASSETS....     (130,697,684)     (10,797,335)
NET ASSETS:
Beginning of year.............    1,215,581,242    1,226,378,577
                                 --------------   --------------
End of year (including
 undistributed net investment
 income of $3,230,520 and
 $1,640,115, respectively)...    $1,084,883,558   $1,215,581,242
                                 ==============   ==============




                             See accompanying notes



                         LVIP Delaware Social Awareness Fund-7

LVIP DELAWARE SOCIAL AWARENESS FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                               LVIP DELAWARE SOCIAL AWARENESS FUND STANDARD CLASS
                                                                                   YEAR ENDED
                                             12/31/07           12/31/06           12/31/05           12/31/04          12/31/03(1)
                                            ---------------------------------------------------------------------------------------
Net asset value, beginning of period.....   $   35.920         $   32.259         $   29.034         $   26.001          $   19.875

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2).................        0.401              0.326              0.297              0.368               0.222
Net realized and unrealized gain on
 investments............................         0.661              3.637              3.189              2.921               6.099
                                            ----------         ----------         ----------         ----------          ----------
Total from investment operations.........        1.062              3.963              3.486              3.289               6.321
                                            ----------         ----------         ----------         ----------          ----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income....................       (0.328)            (0.302)            (0.261)            (0.256)             (0.195)
                                            ----------         ----------         ----------         ----------          ----------
Total dividends and distributions........       (0.328)            (0.302)            (0.261)            (0.256)             (0.195)
                                            ----------         ----------         ----------         ----------          ----------
Net asset value, end of period...........   $   36.654         $   35.920         $   32.259         $   29.034          $   26.001
                                            ==========         ==========         ==========         ==========          ==========
Total return(3)..........................        2.97%             12.31%             12.03%             12.70%              31.86%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)..   $1,000,287         $1,131,469         $1,149,865         $1,111,254          $1,062,079
Ratio of expenses to average net assets..        0.41%              0.41%              0.42%              0.41%               0.43%
Ratio of net investment income to average
 net assets.............................         1.09%              0.97%              0.99%              1.38%               0.99%
Portfolio turnover.......................          15%                28%                28%                38%                 60%



----------

(1) Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc. was merged into the Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Social Awareness Fund, Inc.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes



                         LVIP Delaware Social Awareness Fund-8

LVIP DELAWARE SOCIAL AWARENESS FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                LVIP DELAWARE SOCIAL AWARENESS FUND SERVICE CLASS
                                                                                                                      5/15/03(1)
                                                                                  YEAR ENDED                              TO
                                                12/31/07         12/31/06          12/31/05          12/31/04          12/31/03
                                                --------------------------------------------------------------------------------
Net asset value, beginning of period.........    $35.870          $32.230           $29.020           $25.991           $21.631

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2).....................      0.307            0.243             0.221             0.300             0.107
Net realized and unrealized gain on
 investments................................       0.662            3.627             3.185             2.918             4.419
                                                 -------          -------           -------           -------           -------
Total from investment operations.............      0.969            3.870             3.406             3.218             4.526
                                                 -------          -------           -------           -------           -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income........................     (0.246)          (0.230)           (0.196)           (0.189)           (0.166)
                                                 -------          -------           -------           -------           -------
Total dividends and distributions............     (0.246)          (0.230)           (0.196)           (0.189)           (0.166)
                                                 -------          -------           -------           -------           -------
Net asset value, end of period...............    $36.593          $35.870           $32.230           $29.020           $25.991
                                                 =======          =======           =======           =======           =======
Total return(3)..............................      2.71%           12.03%            11.75%            12.42%            20.97%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)......    $84,597          $84,112           $76,514           $42,558           $ 7,265
Ratio of expenses to average net assets......      0.66%            0.66%             0.67%             0.66%             0.68%
Ratio of net investment income to average net
 assets.....................................       0.84%            0.72%             0.74%             1.13%             0.72%
Portfolio turnover...........................        15%              28%               28%               38%             60%(4)



----------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

(4) The portfolio turnover is representative of the Fund for the entire year.

                             See accompanying notes



                         LVIP Delaware Social Awareness Fund-9

LVIP DELAWARE SOCIAL AWARENESS FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 31 series. These financial statements and the related notes pertain to the LVIP Delaware Social Awareness Fund (formerly the Social Awareness Fund) (the "Fund"). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize long-term capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust are allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gains on investment in the accompanying financial statements and totaled $8,201 for the year ended December 31, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Lincoln Investment Advisors Corporation (LIA) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. LIA is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC).

                        LVIP Delaware Social Awareness Fund-10

LVIP DELAWARE SOCIAL AWARENESS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)


For its services, LIA receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Prior to April 30, 2007, Delaware Management Company (DMC), a series of Delaware Management Business Trust and subsidiary of LNC, acted as the Fund's investment advisor and was compensated according to the same advisory fee rate. Effective April 30, 2007, DMC entered into a sub-advisory agreement with LIA so that it could continue to provide day-to-day portfolio management services to the Fund. For these services, LIA, not the Fund, pays DMC (the "Sub-Advisor") at an annual rate of 0.20% of the Fund's average daily net assets.

Effective October 1, 2007, Mellon Bank, N.A. provides fund accounting and financial administration services to the Fund. For these services, the Fund pays Mellon a monthly fee based on average net assets, subject to certain minimums.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets. Prior to October 1, 2007, DSC provided fund accounting and financial administration to the Fund for which it received a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2007, the Fund was charged $346,147 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative support necessary for the operation of the Fund. For these services, the Trust was charged $553,000 for the year ended December 31, 2007, which was allocated to the funds based on average net assets. In addition, the cost of certain support services, provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2007, fees for administrative and support services amounted to $52,376 and $21,821, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. Effective January 1, 2008, this limit will no longer be in place. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2007, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIA...........  $328,802
Fees Payable to DSC .....................     2,341
Distribution Fees Payable to LFD.........    18,161


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2007, the Fund made purchases of $179,819,414 and sales of $325,173,813 of investment securities other than short-term investments.

At December 31, 2007, the cost of investments for federal income tax purposes was $772,029,174. At December 31, 2007, net unrealized appreciation was $313,130,616 of which $372,017,028 related to unrealized appreciation of investments and $58,886,412 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                YEAR ENDED          YEAR ENDED
                                 12/31/07            12/31/06
                                ----------         -----------
Ordinary income..............   $9,626,169         $10,135,269


In addition, the Fund declared an ordinary income consent dividend of $1,488,316 for the year ended December 31, 2006. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.


                        LVIP Delaware Social Awareness Fund-11

LVIP DELAWARE SOCIAL AWARENESS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest........   $  722,864,455
Undistributed ordinary income........        3,230,520
Undistributed long-term capital
  gains..............................       51,635,039
Post-October losses..................       (5,977,072)
Unrealized appreciation of
  investments........................      313,130,616
                                        --------------
Net assets...........................   $1,084,883,558
                                        ==============



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2007 through December 31, 2007 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Fund recorded the following reclassifications:

 UNDISTRIBUTED
NET INVESTMENT      PAID-IN
    INCOME          CAPITAL
--------------    ----------
 $(1,488,316)     $1,488,316


For federal income tax purposes, $11,226,606 of capital loss carryforwards from prior years was utilized in the year ended December 31, 2007.

6. CAPITAL SHARES
Transactions in capital shares were as follows:

                                    YEAR               YEAR
                                    ENDED              ENDED
                                  12/31/07           12/31/06
                                 ----------         ----------
Shares sold:
 Standard Class..............       371,775            702,891
 Service Class...............       351,746            392,677
Shares issued upon
 reinvestment of dividends
 and distributions:
 Standard Class..............       250,154            273,721
 Service Class...............        15,643             15,353
                                 ----------         ----------
                                    989,318          1,384,642
                                 ----------         ----------
Shares repurchased:
 Standard Class..............    (4,831,877)        (5,121,414)
 Service Class...............      (400,495)          (437,132)
                                 ----------         ----------
                                 (5,232,372)        (5,558,546)
                                 ----------         ----------
Net decrease..................   (4,243,054)        (4,173,904)
                                 ==========         ==========



7. MARKET RISK
The Fund only invests in companies that meet its definition of "socially responsible" and may be subject to certain risks as a result of investing exclusively in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from those companies.

8. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                        LVIP Delaware Social Awareness Fund-12

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
LVIP Delaware Social Awareness Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Social Awareness Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Social Awareness Fund of Lincoln Variable Insurance Products Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 14, 2008


                        LVIP Delaware Social Awareness Fund-13

LVIP DELAWARE SOCIAL AWARENESS FUND
OTHER FUND INFORMATION


TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2007, the Fund designates dividends and distributions paid during the year as follows:

     (A)              (B)
  LONG-TERM         ORDINARY
 CAPITAL GAIN        INCOME           TOTAL             (C)
DISTRIBUTIONS    DISTRIBUTIONS    DISTRIBUTIONS     QUALIFYING
 (TAX BASIS)      (TAX BASIS)      (TAX BASIS)     DIVIDENDS(1)
-------------    -------------    -------------    ------------
      --              100%             100%            100%



----------

(A) and (B) are based on a percentage of the Fund's total distributions.
(C) is based on a percentage of ordinary income of the Fund.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.


                        LVIP Delaware Social Awareness Fund-14

OFFICER/TRUSTEE INFORMATION FOR LINCOLN VIP TRUST


                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Kelly D.               Chairman,        Chairman since    Vice President, The Lincoln National             32        Lincoln
Clevenger(1)           President        August 1995;      Life Insurance Company.  Executive Vice                    Retirement
1300 S. Clinton        and Trustee      President and     President, Lincoln Retirement Services                     Services
Street                                  Trustee since     Company, LLC; Second Vice President,                       Company,
Fort Wayne, IN 46802                    November 1994     Lincoln Life & Annuity Company of New                      LLC
YOB: 1952                                                 York
Michael D. Coughlin    Trustee          Trustee since     Management Consultant, Coughlin                  32        Merrimack
1300 S. Clinton                         April 2007        Associates                                                 County
Street                                                                                                               Savings Bank;
Fort Wayne, IN 46802                                                                                                 Trustee of
YOB: 1942                                                                                                            Merrimack
                                                                                                                     Bankcorp, MHC.
Nancy L. Frisby        Trustee          Trustee since     Formerly: Senior Vice President and              32        N/A
1300 S. Clinton                         April 1992        Chief Financial Officer, DeSoto Memorial
Street                                                    Hospital
Fort Wayne, IN 46802
YOB: 1941
Elizabeth S. Hager     Trustee          Trustee since     Executive Director of United Way of              32        N/A
1300 S. Clinton                         April 2007        Merrimack County; Representative, New
Street                                                    Hampshire House of Representatives
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon          Trustee          Trustee since     Professor of Economics and Management,           32        N/A
1300 S. Clinton                         February 2006;    DePauw University
Street                                  Formerly:
Fort Wayne, IN 46802                    Advisory
YOB: 1948                               Trustee since
                                        November  2004
Thomas D. Rath         Trustee          Trustee since     Partner, Rath, Young and Pignatelli              32        Associated
1300 S. Clinton                         April 2007                                                                   Grocers
Street                                                                                                               of New England
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella      Trustee          Trustee since     President Emeritus, Indiana Health               32        Advisory Board
1300 S. Clinton                         February 1998     Association, Formerly: President,                          of
Street                                                    Indiana Hospital & Health Association                      Harris Bank
Fort Wayne, IN 46802
YOB: 1943
David H. Windley       Trustee          Trustee since     Retired Director of Blue & Co., LLC.             32        Meridian
1300 S. Clinton                         August 2004                                                                  Investment
Street                                                                                                               Advisors, Inc.
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary        Secretary since   Secretary, Lincoln VIP Trust; Formerly:         N/A        N/A
1300 S. Clinton                         February 1995     Secretary and Assistant Vice President,
Street                                                    The Lincoln National Life Insurance
Fort Wayne, IN 46802                                      Company
YOB: 1954
William P. Flory,      Second Vice      Second Vice       Second Vice President and Director of           N/A        N/A
Jr.(1)                 President and    President since   Separate Account Operations and Mutual
1300 S. Clinton        Chief            August 2007;      Fund Administration, The Lincoln
Street                 Accounting       Chief             National Life Insurance Company;
Fort Wayne, IN 46802   Officer          Accounting        Formerly: Second Vice President and
YOB: 1961                               Officer           Director of Corporate Procurement and
                                        since May 2006    Assistant Vice President of Separate
                                                          Account Operations and Mutual Fund
                                                          Administration, The Lincoln National
                                                          Life Insurance Company
Rise' C.M. Taylor(1)   Vice President   Vice President    Vice President and Treasurer, The               N/A        N/A
1300 S. Clinton        and              since August      Lincoln National Life Insurance Company;
Street                 Treasurer        2003 and          Vice President and Treasurer, Lincoln
Fort Wayne, IN 46802                    Treasurer since   Life & Annuity Company of New York
YOB: 1967                               May 2006;
                                        Formerly:
                                        Assistant
                                        Treasurer since
                                        August 2003
Kevin J. Adamson(1)    Second Vice      Second Vice       Second Vice President, Director of Funds        N/A        N/A
1300 S. Clinton        President        President since   Managements, The Lincoln National Life
Street                                  May 2006          Insurance Company; Formerly: Director of
Fort Wayne, IN 46802                                      Financial Operations, Swiss Re/Lincoln
YOB: 1966                                                 Re

                        LVIP Delaware Social Awareness Fund-15

                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John A. Weston(1)      Chief            Chief             Vice President for Fund and Advisor             N/A        N/A
1300 S. Clinton        Compliance       Compliance        Compliance, The Lincoln National Life
Street                 Officer          Officer since     Insurance Company; Treasurer, Jefferson
Fort Wayne, IN 46802                    May 2007          Pilot Variable Fund, Inc.
YOB: 1959
Michael Schulitz(1)    Second Vice      Second Vice       Second Vice President, Product                  N/A        N/A
1300 S. Clinton        President        President since   Marketing, The Lincoln National Life
Street                                  August 2007       Insurance Company
Fort Wayne, IN 46802
YOB: 1968
David Weiss(1)         Assistant Vice   Assistant Vice    Assistant Vice President, Funds                 N/A        N/A
1300 S. Clinton        President        President since   Management Research, The Lincoln
Street                                  August 2007       National Life Insurance Company;
Fort Wayne, IN 46802                                      Formerly:  Director, Funds Management
YOB: 1976                                                 Research; Mutual Fund/Securities
                                                          Analyst; Senior Mutual Fund Analyst,
                                                          Jefferson Pilot Corp.



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                        LVIP Delaware Social Awareness Fund-16

                                        LVIP DELAWARE SPECIAL OPPORTUNITIES FUND

                             [DELAWARE SPECIAL LOGO]

                            LVIP Delaware Special
                            Opportunities Fund
                              a series of Lincoln Variable
                              Insurance Products Trust
                            Annual Report
                            December 31, 2007





                                        LVIP DELAWARE SPECIAL OPPORTUNITIES FUND


                                           (FORMERLY SPECIAL OPPORTUNITIES FUND)

LVIP DELAWARE SPECIAL OPPORTUNITIES FUND

INDEX



COMMENTARY                                                                1

DISCLOSURE OF FUND EXPENSES                                               2

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS                              3

STATEMENT OF NET ASSETS                                                   4

STATEMENT OF OPERATIONS                                                   7

STATEMENTS OF CHANGES IN NET ASSETS                                       7

FINANCIAL HIGHLIGHTS                                                      8

NOTES TO FINANCIAL STATEMENTS                                            10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING  FIRM                 14

OTHER FUND INFORMATION                                                   15

OFFICER/TRUSTEE INFORMATION                                              16


LVIP DELAWARE SPECIAL OPPORTUNITIES FUND
2007 ANNUAL REPORT COMMENTARY

Managed by:
                                                                         ( LOGO)

The Fund returned 3.81% (Standard Class with distributions reinvested) for the fiscal year ended December 31, 2007, while its benchmark, the Russell MidCap Value Index*, returned (1.42%).

Equity markets had mixed performances during 2007, although there was a decisive shift toward growth stocks during the year. While the Russell MidCap Growth Index** posted one of the better returns in the equity markets with a total return of over 11%, the Russell MidCap Value Index had a negative return of over 1%.

Several factors dominated the investment landscape during 2007 that led to volatility in equities during the year, and these included:

     - Corporate profit growth that generally began to slow throughout the year.
     - Merger and acquisition (M&A) activity that initially was strong during the first six-months of the year and then essentially came to a standstill.
     - Increasing problems in the housing market due to declining home prices, increased levels of unsold homes and problems with subprime mortgages.
     - Increases in the cost of doing business due to rising commodity prices, with particular emphasis on the price of oil that almost reached $100 per barrel.
     - The beginning of an aggressive Federal Reserve to lower short-term interest rates.

The Fund's return exceeded that of its benchmark for the year. The Fund's positioning in the capital spending, consumer cyclical, consumer staples, business services, financial services, technology, utilities and health care sectors all provided relative outperformance vs. the benchmark. The Fund's holdings in the basic industries, transportation, energy, and consumer services sectors were relative underperformers vs. the benchmark. From an attribution standpoint, both stock selection and sector weightings had an overall positive impact on the Fund's performance, primarily due to the overweights in capital spending, technology, and health care and the underweights in financial services and real estate investment trusts (REITs)***.

We remain optimistic about investments in mid cap value equities. While we are aware of the recent increased economic challenges, it appears that the Federal Reserve will remain proactive and aggressive in providing liquidity to the financial system. It is likely that the overall weighting in interest sensitive equities will increase during the year.

Christopher S. Beck, CFA
Michael E. Hughes, CFA
Kent P. Madden, CFA
Delaware Investments


Growth of $10,000 invested 12/31/97 through 12/31/07

(LINE GRAPH)

                                       LVIP DELAWARE
                                   SPECIAL OPPORTUNITIES
                                       FUND STANDARD        RUSSELL MIDCAP
                                        CLASS SHARES          VALUE INDEX
                                   ---------------------    --------------
12/31/97                                  10000.00             10000.00
                                          10679.00             10508.00
                                          10201.00             10497.00
                                          11837.00             12510.00
                                          12089.00             12801.00
                                          10672.00             11566.00
                                          14300.00             15969.00
                                          17555.00             19755.00
                                          20301.00             22253.00
                                          23560.00             26752.00
12/31/07                                  24457.00             26371.00




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Special Opportunities Fund Standard Class shares on 12/31/97. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $24,457. For comparison, look at how the Russell MidCap Value Index did over the same period. The same $10,000 investment would have grown to $26,371. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns                       Ended
on investment                                    12/31/07
---------------------------------------------------------
Standard Class Shares
---------------------------------------------------------
One Year                                           +3.81%
---------------------------------------------------------
Five Years                                        +18.04%
---------------------------------------------------------
Ten Years                                          +9.36%
---------------------------------------------------------

Service Class Shares
---------------------------------------------------------
One Year                                           +3.55%
---------------------------------------------------------
Inception(5/19/04)                                +16.07%
---------------------------------------------------------



* The Russell MidCap Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

** The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

*** REITs involve risks such as refinancing, economic conditions in the real estate industry, changes in property values, dependency on real estate management, and other risks associated with a portfolio that concentrates its investments in one sector or geographic region.


                      LVIP Delaware Special Opportunities Fund-1

LVIP DELAWARE SPECIAL OPPORTUNITIES FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2007 TO DECEMBER 31, 2007

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES
The first section of the table, "Actual," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                  Expenses
                        Beginning      Ending                   Paid During
                         Account      Account     Annualized       Period
                          Value        Value        Expense      7/1/07 to
                          7/1/07      12/31/07       Ratio       12/31/07*
---------------------------------------------------------------------------
ACTUAL
Standard Class Shares   $1,000.00    $  934.20       0.44%         $2.15
Service Class Shares     1,000.00       933.00       0.69%          3.36
---------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares   $1,000.00    $1,022.99       0.44%         $2.24
Service Class Shares     1,000.00     1,021.73       0.69%          3.52
---------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                      LVIP Delaware Special Opportunities Fund-2

LVIP DELAWARE SPECIAL OPPORTUNITIES FUND

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.


                                            PERCENTAGE
SECTOR                                    OF NET ASSETS
-------------------------------------------------------
COMMON STOCK                                   96.18%
-------------------------------------------------------
Aerospace & Defense                             1.27%
Auto Components                                 2.05%
Beverages                                       0.69%
Building Products                               0.45%
Capital Markets                                 2.04%
Chemicals                                       4.08%
Commercial Banks                                4.18%
Commercial Services & Supplies                  3.04%
Communications Equipment                        0.42%
Computers & Peripherals                         1.06%
Containers & Packaging                          2.07%
Diversified Consumer Services                   1.14%
Diversified Financial Services                  0.30%
Diversified Telecommunications
  Services                                      0.58%
Electric Utilities                              2.48%
Electrical Equipment                            1.13%
Electronic Equipment & Instruments              1.52%
Energy Equipment & Services                     1.81%
Food & Staples Retailing                        0.80%
Food Products                                   3.93%
Gas Utilities                                   1.64%
Health Care Equipment & Supplies                0.77%
Health Care Providers & Services                4.77%
Hotels, Restaurants & Leisure                   1.38%
Household Durables                              1.29%
Household Products                              1.03%
Industrial Conglomerates                        1.45%
Insurance                                       9.74%
IT Services                                     0.76%
Leisure Equipment & Products                    0.80%
Life Sciences Tools & Services                  0.77%
Machinery                                       6.19%
Media                                           1.52%
Metals & Mining                                 1.26%
Multiline Retail                                2.15%
Multi-Utilities                                 4.41%
Oil, Gas & Consumable Fuels                     5.09%
Pharmaceuticals                                 0.98%
Real Estate Invesment Trusts                    3.83%
Real Estate Management & Development            0.45%
Road & Rail                                     1.46%
Semiconductors & Semiconductor
  Equipment                                     0.47%
Software                                        3.73%
Specialty Retail                                3.07%
-------------------------------------------------------
Textiles, Apparel & Luxury                      0.87%
Tobacco                                         1.26%
-------------------------------------------------------
DISCOUNTED COMMERCIAL PAPER                     3.71%
-------------------------------------------------------
TOTAL VALUE OF SECURITIES                      99.89%
-------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES                                   0.11%
-------------------------------------------------------
TOTAL NET ASSETS                              100.00%
-------------------------------------------------------





Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

                                            PERCENTAGE
TOP 10 EQUITY HOLDINGS                    OF NET ASSETS
-------------------------------------------------------
FMC                                            1.62%
Marathon Oil                                   1.52%
Textron                                        1.45%
Harsco                                         1.41%
Johnson Controls                               1.32%
Public Service Enterprise Group                1.31%
PPL                                            1.31%
Reynolds American                              1.26%
Loews                                          1.26%
Nucor                                          1.26%
-------------------------------------------------------
TOTAL                                         13.72%
-------------------------------------------------------





                      LVIP Delaware Special Opportunities Fund-3

LVIP DELAWARE SPECIAL OPPORTUNITIES FUND
STATEMENT OF NET ASSETS
December 31, 2007




                                      NUMBER OF         VALUE
                                        SHARES        (U.S. $)
     COMMON STOCK-96.18%
     AEROSPACE & DEFENSE-1.27%
  +  Alliant Techsystems..........        30,900    $  3,515,184
     Goodrich.....................        83,800       5,917,118
                                                    ------------
                                                       9,432,302
                                                    ------------
     AUTO COMPONENTS-2.05%
     Borg Warner..................       112,400       5,441,284
     Johnson Controls.............       271,200       9,774,048
                                                    ------------
                                                      15,215,332
                                                    ------------
     BEVERAGES-0.69%
  +  Constellation Brands Class
      A..........................        217,200       5,134,608
                                                    ------------
                                                       5,134,608
                                                    ------------
     BUILDING PRODUCTS-0.45%
     Masco........................       156,200       3,375,482
                                                    ------------
                                                       3,375,482
                                                    ------------
     CAPITAL MARKETS-2.04%
     Bear Stearns.................        46,000       4,059,500
     Northern Trust...............        77,500       5,934,950
     Raymond James Financial......       157,550       5,145,583
                                                    ------------
                                                      15,140,033
                                                    ------------
     CHEMICALS-4.08%
     Eastman Chemical.............        66,800       4,080,812
     FMC..........................       220,400      12,022,820
     PPG Industries...............        63,500       4,459,605
     RPM International............       181,500       3,684,450
     Sigma-Aldrich................       110,000       6,006,000
                                                    ------------
                                                      30,253,687
                                                    ------------
     COMMERCIAL BANKS-4.18%
     Associated Banc-Corp.........       163,300       4,423,797
     Bank of Hawaii...............       171,300       8,760,282
     Colonial BancGroup...........       399,100       5,403,814
     Marshall & Ilsley............       120,600       3,193,488
     Regions Financial............       130,000       3,074,500
     TCF Financial................       157,100       2,816,803
     Zions Bancorp................        72,100       3,366,349
                                                    ------------
                                                      31,039,033
                                                    ------------
     COMMERCIAL SERVICES & SUPPLIES-3.04%
     Brink's......................       117,000       6,989,580
     Donnelley (R.R.) & Sons......       136,100       5,136,414
     Manpower.....................        83,400       4,745,460
     Republic Services............       180,450       5,657,108
                                                    ------------
                                                      22,528,562
                                                    ------------
     COMMUNICATIONS EQUIPMENT-0.42%
  +  Polycom......................       111,300       3,091,914
                                                    ------------
                                                       3,091,914
                                                    ------------
     COMPUTERS & PERIPHERALS-1.06%
  +  Apple........................        39,600       7,843,968
                                                    ------------
                                                       7,843,968
                                                    ------------
     CONTAINERS & PACKAGING-2.07%
     Ball.........................       134,600       6,057,000
  +  Pactiv.......................       231,700       6,170,171
     Sonoco Products..............        94,900       3,101,332
                                                    ------------
                                                      15,328,503
                                                    ------------
     DIVERSIFIED CONSUMER SERVICES-1.14%
     Service International........       603,300       8,476,365
                                                    ------------
                                                       8,476,365
                                                    ------------
     DIVERSIFIED FINANCIAL SERVICES-0.30%
     CIT Group....................        93,200       2,239,596
                                                    ------------
                                                       2,239,596
                                                    ------------
     DIVERSIFIED TELECOMMUNICATIONS SERVICES-0.58%
     CenturyTel...................       103,100       4,274,526
                                                    ------------
                                                       4,274,526
                                                    ------------
     ELECTRIC UTILITIES-2.48%
     Edison International.........       163,100       8,704,647
     PPL..........................       186,000       9,688,740
                                                    ------------
                                                      18,393,387
                                                    ------------
     ELECTRICAL EQUIPMENT-1.13%
     Rockwell Automation..........       121,300       8,364,848
                                                    ------------
                                                       8,364,848
                                                    ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS-1.52%
  +  Agilent Technologies.........       134,400       4,937,856
  +  Avnet........................       182,300       6,375,031
                                                    ------------
                                                      11,312,887
                                                    ------------
     ENERGY EQUIPMENT & SERVICES-1.81%
     ENSCO International..........       123,100       7,339,222
     Rowan Companies..............       153,600       6,061,056
                                                    ------------
                                                      13,400,278
                                                    ------------
     FOOD & STAPLES RETAILING-0.80%
     CVS Caremark.................       150,200       5,970,450
                                                    ------------
                                                       5,970,450
                                                    ------------
     FOOD PRODUCTS-3.93%
     Archer-Daniels-Midland.......       201,300       9,346,359
     Bunge........................        57,900       6,740,139
     Del Monte Foods..............       422,300       3,994,958
     Hershey......................        60,000       2,364,000
  +  Smithfield Foods.............       143,900       4,161,588
     Tyson Foods Class A..........       168,900       2,589,237
                                                    ------------
                                                      29,196,281
                                                    ------------

                      LVIP Delaware Special Opportunities Fund-4

LVIP DELAWARE SPECIAL OPPORTUNITIES FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF         VALUE
                                        SHARES        (U.S. $)
     COMMON STOCK (CONTINUED)
     GAS UTILITIES-1.64%
     Equitable Resources..........       129,100    $  6,878,448
     Questar......................        98,000       5,301,800
                                                    ------------
                                                      12,180,248
                                                    ------------
     HEALTH CARE EQUIPMENT & SUPPLIES-0.77%
     Becton Dickinson.............        68,700       5,741,946
                                                    ------------
                                                       5,741,946
                                                    ------------
     HEALTH CARE PROVIDERS & SERVICES-4.77%
     Aetna........................       125,200       7,227,796
     CIGNA........................       112,800       6,060,744
  +  Health Net...................       101,100       4,883,130
     McKesson.....................       128,400       8,411,484
     Omnicare.....................       116,600       2,659,646
     Universal Health Services
      Class B....................        119,900       6,138,880
                                                    ------------
                                                      35,381,680
                                                    ------------
     HOTELS, RESTAURANTS & LEISURE-1.38%
     Harrah's Entertainment.......        30,125       2,673,594
     Marriott International Class
      A..........................        154,800       5,291,064
     Starwood Hotels & Resorts
      Worldwide..................         52,000       2,289,560
                                                    ------------
                                                      10,254,218
                                                    ------------
     HOUSEHOLD DURABLES-1.29%
     Centex.......................        63,200       1,596,432
     D.R. Horton..................       165,533       2,180,070
     Fortune Brands...............        80,200       5,803,272
                                                    ------------
                                                       9,579,774
                                                    ------------
     HOUSEHOLD PRODUCTS-1.03%
  +  Energizer Holdings...........        68,000       7,624,840
                                                    ------------
                                                       7,624,840
                                                    ------------
     INDUSTRIAL CONGLOMERATES-1.45%
     Textron......................       151,400      10,794,820
                                                    ------------
                                                      10,794,820
                                                    ------------
     INSURANCE-9.74%
     American Financial Group.....       255,050       7,365,844
     Berkley (W.R.)...............       297,450       8,866,984
     Loews........................       186,000       9,363,239
     Manulife Financial...........       173,526       7,071,185
     MBIA.........................        69,000       1,285,470
     Nationwide Financial Services
      Class A....................        102,500       4,613,525
     Old Republic International...       200,850       3,095,099
     Protective Life..............       182,600       7,490,252
     Reinsurance Group of
      America....................        111,800       5,867,264
     Stancorp Financial Group.....       141,500       7,128,770
     Torchmark....................        76,000       4,600,280
     Travelers....................       103,500       5,568,300
                                                    ------------
                                                      72,316,212
                                                    ------------
     IT SERVICES-0.76%
  +  Computer Sciences............       114,600       5,669,262
                                                    ------------
                                                       5,669,262
                                                    ------------
     LEISURE EQUIPMENT & PRODUCTS-0.80%
     Eastman Kodak................       126,000       2,755,620
     Hasbro.......................       123,000       3,146,340
                                                    ------------
                                                       5,901,960
                                                    ------------
     LIFE SCIENCES TOOLS & SERVICES-0.77%
  +  Thermo Fisher Scientific.....        98,500       5,681,480
                                                    ------------
                                                       5,681,480
                                                    ------------
     MACHINERY-6.19%
     Cummins......................        71,600       9,119,692
     Eaton........................        43,600       4,227,020
     Harsco.......................       163,800      10,494,665
     Ingersoll-Rand Class A.......        63,800       2,964,786
     PACCAR.......................       121,500       6,619,320
     Parker Hannifin..............        90,750       6,834,383
     Timken.......................       172,700       5,673,195
                                                    ------------
                                                      45,933,061
                                                    ------------
     MEDIA-1.52%
     Belo Class A.................       239,500       4,176,880
  +  Mediacom Communications Class
      A..........................        270,800       1,242,972
     Meredith.....................       106,900       5,877,362
                                                    ------------
                                                      11,297,214
                                                    ------------
     METALS & MINING-1.26%
     Nucor........................       158,000       9,356,760
                                                    ------------
                                                       9,356,760
                                                    ------------
     MULTILINE RETAIL-2.15%
  +  Dollar Tree Stores...........       261,800       6,785,856
     Macy's.......................       230,000       5,950,100
  +  Saks.........................       153,900       3,194,964
                                                    ------------
                                                      15,930,920
                                                    ------------
     MULTI-UTILITIES-4.41%
     Energy East..................       232,600       6,329,046
     PG&E.........................       133,100       5,735,279
     Public Service Enterprise
      Group......................         99,100       9,735,584
     Sempra Energy................       107,000       6,621,160
     Wisconsin Energy.............        88,000       4,286,480
                                                    ------------
                                                      32,707,549
                                                    ------------
     OIL, GAS & CONSUMABLE FUELS-5.09%
     Chesapeake Energy............       136,500       5,350,800
     El Paso......................       331,300       5,711,612
     Marathon Oil.................       185,600      11,295,616
  +  Newfield Exploration.........       173,500       9,143,450
     Williams Companies...........       175,000       6,261,500
                                                    ------------
                                                      37,762,978
                                                    ------------

                      LVIP Delaware Special Opportunities Fund-5

LVIP DELAWARE SPECIAL OPPORTUNITIES FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF         VALUE
                                        SHARES        (U.S. $)
     COMMON STOCK (CONTINUED)
     PHARMACEUTICALS-0.98%
     Mylan Laboratories...........       205,300    $  2,886,518
  +  Watson Pharmaceuticals.......       161,800       4,391,252
                                                    ------------
                                                       7,277,770
                                                    ------------
     REAL ESTATE INVESMENT TRUSTS-3.83%
     Apartment Investment &
      Management Class A.........         57,300       1,990,029
     Boston Properties............        60,600       5,563,686
     Brandywine Realty Trust......       341,300       6,119,509
     Highwoods Properties.........       213,600       6,275,568
     Kimco Realty.................       117,600       4,280,640
     Simon Property Group.........        48,300       4,195,338
                                                    ------------
                                                      28,424,770
                                                    ------------
     REAL ESTATE MANAGEMENT & DEVELOPMENT-0.45%
     St. Joe......................        94,700       3,362,797
                                                    ------------
                                                       3,362,797
                                                    ------------
     ROAD & RAIL 1.46%
     Canadian National Railway....       104,100       4,885,413
     CSX..........................       134,600       5,919,708
                                                    ------------
                                                      10,805,121
                                                    ------------
     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-0.47%
     National Semiconductor.......       154,800       3,504,672
                                                    ------------
                                                       3,504,672
                                                    ------------
     SOFTWARE-3.73%
  +  Adobe Systems................        94,600       4,042,258
  +  Citrix Systems...............        85,400       3,246,054
  +  Compuware....................       815,900       7,245,192
  +  Metavante Technologies.......        24,600         573,672
  +  Sybase.......................       233,900       6,102,451
  +  Synopsys.....................       249,200       6,461,756
                                                    ------------
                                                      27,671,383
                                                    ------------
     SPECIALTY RETAIL-3.07%
  +  AutoNation...................       108,321       1,696,307
     PETsMART.....................       173,000       4,070,690
     Ross Stores..................       243,400       6,223,738
     Sherwin-Williams.............        92,000       5,339,680
     Tiffany & Co. ...............       118,700       5,463,761
                                                    ------------
                                                      22,794,176
                                                    ------------
     TEXTILES, APPAREL & LUXURY GOODS-0.87%
     Jones Apparel Group..........       107,000       1,710,930
     VF...........................        68,800       4,723,808
                                                    ------------
                                                       6,434,738
                                                    ------------
     TOBACCO-1.26%
     Reynolds American............       142,000       9,366,320
                                                    ------------
                                                       9,366,320
                                                    ------------
     TOTAL COMMON STOCK
      (COST $431,920,765)........                    713,768,711
                                                    ------------

                                      PRINCIPAL
                                        AMOUNT
                                       (U.S. $)

 =/  DISCOUNTED COMMERCIAL
      PAPER-3.71%
     BNP Paribas Canada 3.95%
      1/2/08.....................    $12,625,000      12,623,615
     Danske 4.655% 1/31/08........    15,000,000      14,941,812
                                                    ------------
     TOTAL DISCOUNTED COMMERCIAL
      PAPER (COST $27,565,427)...                     27,565,427
                                                    ------------





TOTAL VALUE OF SECURITIES-99.89% (COST $459,486,192)..........................    741,334,138
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.11%.........................        812,849
                                                                                 ------------
NET ASSETS APPLICABLE TO 17,649,268 SHARES OUTSTANDING-100.00%................   $742,146,987
                                                                                 ============
NET ASSET VALUE-LVIP DELAWARE SPECIAL OPPORTUNITIES FUND STANDARD CLASS
  ($726,113,594 / 17,267,473 SHARES)..........................................        $42.051
                                                                                      =======
NET ASSET VALUE-LVIP DELAWARE SPECIAL OPPORTUNITIES FUND SERVICE CLASS
  ($16,033,393 / 381,795 SHARES)..............................................        $41.995
                                                                                      =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par)................   $412,549,845
Undistributed net investment income...........................................      2,874,512
Accumulated net realized gain on investments..................................     44,875,317
Net unrealized appreciation of investments and foreign currencies.............    281,847,313
                                                                                 ------------
Total net assets..............................................................   $742,146,987
                                                                                 ============





----------
+ Non-income producing security for the year ended December 31, 2007.

=/ The rate shown is the effective yield at the time of purchase.

                             See accompanying notes



                      LVIP Delaware Special Opportunities Fund-6

LVIP DELAWARE SPECIAL OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2007





INVESTMENT INCOME:
Dividends............................   $ 11,720,716
Interest.............................      1,681,018
Foreign tax withheld.................        (32,098)
                                        ------------
                                          13,369,636
                                        ------------
EXPENSES:
Management fees......................      3,018,843
Accounting and administration
 expenses...........................         378,777
Reports and statements to
 shareholders.......................          87,329
Professional fees....................         45,282
Distribution expenses-Service Class..         30,016
Custodian fees.......................         17,658
Trustees' fees.......................         16,344
Other................................         27,004
                                        ------------
                                           3,621,253
Less expense paid indirectly.........         (3,395)
                                        ------------
Total operating expenses.............      3,617,858
                                        ------------
NET INVESTMENT INCOME                      9,751,778
                                        ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES:
Net realized gain on:
 Investments........................      45,587,402
 Foreign currencies.................           3,347
                                        ------------
Net realized gain....................     45,590,749
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies.........................     (22,301,429)
                                        ------------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN
 CURRENCIES.........................      23,289,320
                                        ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS....................    $ 33,041,098
                                        ============




                             See accompanying notes


LVIP DELAWARE SPECIAL OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS




                                         YEAR ENDED
                                   12/31/07       12/31/06
                                -------------   ------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income........   $   9,751,778   $ 11,086,897
Net realized gain on
 investments and foreign
 currencies.................       45,590,749     58,028,810
Net change in unrealized
 appreciation/depreciation
 of investments and foreign
 currencies.................      (22,301,429)    48,826,027
                                -------------   ------------
Net increase in net assets
 resulting from operations..       33,041,098    117,941,734
                                -------------   ------------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS FROM:
Net investment income:
 Standard Class.............       (7,426,322)    (9,852,599)
 Service Class..............         (112,927)       (74,402)
Net realized gain on
 investments:
 Standard Class.............      (56,314,027)   (28,840,373)
 Service Class..............         (904,207)      (182,924)
                                -------------   ------------
                                  (64,757,483)   (38,950,298)
                                -------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class.............       12,507,303     17,196,895
 Service Class..............        8,411,975      4,349,791
Net asset value of shares
 issued upon reinvestment of
 dividends and
 distributions:
 Standard Class.............       63,740,349     38,692,972
 Service Class..............        1,017,134        257,326
                                -------------   ------------
                                   85,676,761     60,496,984
                                -------------   ------------
Cost of shares repurchased:
 Standard Class.............     (126,558,305)   (91,213,202)
 Service Class..............         (783,545)      (109,975)
                                -------------   ------------
                                 (127,341,850)   (91,323,177)
                                -------------   ------------
Decrease in net assets
 derived from capital share
 transactions...............      (41,665,089)   (30,826,193)
                                -------------   ------------
NET INCREASE (DECREASE) IN
 NET ASSETS.................      (73,381,474)    48,165,243
NET ASSETS:
Beginning of year............     815,528,461    767,363,218
                                -------------   ------------
End of year (including
 undistributed net
 investment income of
 $2,874,512 and $2,772,329,
 respectively)..............    $ 742,146,987   $815,528,461
                                =============   ============




                             See accompanying notes


                      LVIP Delaware Special Opportunities Fund-7

LVIP DELAWARE SPECIAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                            LVIP DELAWARE SPECIAL OPPORTUNITIES FUND STANDARD CLASS
                                                                                   YEAR ENDED
                                                12/31/07         12/31/06         12/31/05         12/31/04         12/31/03(1)
                                                -------------------------------------------------------------------------------
Net asset value, beginning of period.........   $ 44.049         $ 39.849         $ 36.112         $ 29.753           $ 22.471

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2).....................      0.544            0.583            0.581            0.452              0.390
Net realized and unrealized gain on
 investments and foreign currencies.........       1.166            5.688            4.839            6.292              7.227
                                                --------         --------         --------         --------           --------
Total from investment operations.............      1.710            6.271            5.420            6.744              7.617
                                                --------         --------         --------         --------           --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income........................     (0.424)          (0.537)          (0.436)          (0.385)            (0.335)
Net realized gain on investments.............     (3.284)          (1.534)          (1.247)              --                 --
                                                --------         --------         --------         --------           --------
Total dividends and distributions............     (3.708)          (2.071)          (1.683)          (0.385)            (0.335)
                                                --------         --------         --------         --------           --------
Net asset value, end of period...............   $ 42.051         $ 44.049         $ 39.849         $ 36.112           $ 29.753
                                                ========         ========         ========         ========           ========
Total return(3)..............................      3.81%           16.05%           15.65%           22.76%             33.99%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)......   $726,114         $807,158         $764,088         $652,224           $541,170
Ratio of expenses to average net assets......      0.44%            0.44%            0.45%            0.47%              0.52%
Ratio of net investment income to average net
 assets.....................................       1.19%            1.40%            1.55%            1.43%              1.56%
Portfolio turnover...........................         7%              11%              13%              36%                80%



----------
(1) Effective April 30, 2003, the Lincoln National Special Opportunities Fund, Inc. was merged into the Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund, Inc.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes



                      LVIP Delaware Special Opportunities Fund-8

LVIP DELAWARE SPECIAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                            LVIP DELAWARE SPECIAL OPPORTUNITIES FUND SERVICE CLASS
                                                                                                              5/19/04(1)
                                                                        YEAR ENDED                                TO
                                                      12/31/07           12/31/06           12/31/05           12/31/04
                                                      ------------------------------------------------------------------
Net asset value, beginning of period...............    $44.005            $39.817            $36.099            $29.463

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)...........................      0.431              0.479              0.485              0.234
Net realized and unrealized gain on investments and
 foreign currencies...............................       1.168              5.677              4.834              6.747
                                                       -------            -------            -------            -------
Total from investment operations...................      1.599              6.156              5.319              6.981
                                                       -------            -------            -------            -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income..............................     (0.325)            (0.434)            (0.354)            (0.345)
Net realized gain on investments...................     (3.284)            (1.534)            (1.247)                --
                                                       -------            -------            -------            -------
Total dividends and distributions..................     (3.609)            (1.968)            (1.601)            (0.345)
                                                       -------            -------            -------            -------
Net asset value, end of period.....................    $41.995            $44.005            $39.817            $36.099
                                                       =======            =======            =======            =======
Total return(3)....................................      3.55%             15.76%             15.36%             24.00%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)............    $16,033            $ 8,370            $ 3,275            $   246
Ratio of expenses to average net assets............      0.69%              0.69%              0.70%              0.72%
Ratio of net investment income to average net
 assets...........................................       0.94%              1.15%              1.30%              1.19%
Portfolio turnover.................................         7%                11%                13%                36%(4)



----------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

(4) The portfolio turnover is representative of the Fund for the entire year.

                             See accompanying notes



                      LVIP Delaware Special Opportunities Fund-9

LVIP DELAWARE SPECIAL OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 31 series. These financial statements and the related notes pertain to the LVIP Delaware Special Opportunities Fund (formerly the Special Opportunities Fund) (the "Fund"). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize long-term capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before the Fund is valued. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U. S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to a material impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust are allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.


                      LVIP Delaware Special Opportunities Fund-10

LVIP DELAWARE SPECIAL OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $1,767 for the year ended December 31, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Lincoln Investment Advisors Corporation (LIA) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. LIA is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIA receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Prior to April 30, 2007, Delaware Management Company (DMC), a series of Delaware Management Business Trust and subsidiary of LNC, acted as the Fund's investment advisor and was compensated according to the same advisory fee rate. Effective April 30, 2007, DMC entered into a sub-advisory agreement with LIA so that it could continue to provide day-to-day portfolio management services to the Fund. For these services, LIA, not the Fund, pays DMC (the "Sub-Advisor") at an annual rate of 0.20% of the Fund's average daily net assets.

Effective October 1, 2007, Mellon Bank, N.A. provides fund accounting and financial administration services to the Fund. For these services, the Fund pays Mellon a monthly fee based on average net assets, subject to certain minimums.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets. Prior to October 1, 2007, DSC provided fund accounting and financial administration to the Fund for which it received a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2007, the Fund was charged $254,013 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust was charged $553,000 for the year ended December 31, 2007, which was allocated to the funds based on average net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2007, fees for administrative and support services amounted to $38,934 and $17,479, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. Effective January 1, 2008, this limit will no longer be in place. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2007, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIA..........   $239,644
Fees Payable to DSC.....................      1,599
Distribution Fees Payable to LFD .......      3,378


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2007, the Fund made purchases of $54,382,199 and sales of $146,855,034 of investment securities other than short-term investments.

At December 31, 2007, the cost of investments for federal income tax purposes was $459,488,926. At December 31, 2007, net unrealized appreciation was $281,845,212, of which $307,069,099 related to unrealized appreciation of investments and $25,223,887 related to unrealized depreciation of investments.


                      LVIP Delaware Special Opportunities Fund-11

LVIP DELAWARE SPECIAL OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                    YEAR                YEAR
                                   ENDED               ENDED
                                  12/31/07            12/31/06
                                -----------         -----------
Ordinary income..............   $11,076,596         $ 9,927,001
Long-term capital gain.......    53,680,887          29,023,297
                                -----------         -----------
Total........................   $64,757,483         $38,950,298
                                ===========         ===========



In addition, the Fund declared an ordinary income consent dividend of $2,756,671 for the year ended December 31, 2006. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest.........   $412,549,845
Undistributed ordinary income.........      7,460,039
Post-October losses...................     (4,850,996)
Undistributed long-term capital gain
  ....................................     45,143,520
Unrealized appreciation of investments
  and foreign currencies..............    281,844,579
                                         ------------
Net assets............................   $742,146,987
                                         ============



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2007 through December 31, 2007 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to consent dividends and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Fund recorded the following reclassifications:

  UNDISTRIBUTED       ACCUMULATED
       NET           NET REALIZED      PAID-IN
INVESTMENT INCOME     GAIN (LOSS)      CAPITAL
-----------------    ------------    ----------
   $(2,110,346)       $(646,325)     $2,756,671





                      LVIP Delaware Special Opportunities Fund-12

LVIP DELAWARE SPECIAL OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. CAPITAL SHARES
Transactions in capital shares were as follows:

                                    YEAR               YEAR
                                    ENDED              ENDED
                                  12/31/07           12/31/06
                                 ----------         ----------
Shares sold:
 Standard Class..............       274,900            415,788
 Service Class...............       186,108            104,358
Shares issued upon
  reinvestment of dividends
  and distributions:
 Standard Class..............     1,488,927            932,455
 Service Class...............        23,816              6,198
                                 ----------         ----------
                                  1,973,751          1,458,799
                                 ----------         ----------
Shares repurchased:
 Standard Class..............    (2,820,426)        (2,198,882)
 Service Class...............       (18,341)            (2,586)
                                 ----------         ----------
                                 (2,838,767)        (2,201,468)
                                 ----------         ----------
Net decrease..................     (865,016)          (742,669)
                                 ==========         ==========



7. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                      LVIP Delaware Special Opportunities Fund-13

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
LVIP Delaware Special Opportunities Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Special Opportunities Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Special Opportunities Fund of Lincoln Variable Insurance Products Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 14, 2008


                      LVIP Delaware Special Opportunities Fund-14

LVIP DELAWARE SPECIAL OPPORTUNITIES FUND
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2007, the Fund designates dividends and distributions paid during the year as follows:

     (A)              (B)
  LONG-TERM         ORDINARY
 CAPITAL GAIN        INCOME           TOTAL             (C)
DISTRIBUTIONS    DISTRIBUTIONS    DISTRIBUTIONS     QUALIFYING
 (TAX BASIS)      (TAX BASIS)      (TAX BASIS)     DIVIDENDS(1)
-------------    -------------    -------------    ------------
     83%              17%              100%             71%



----------

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.


                      LVIP Delaware Special Opportunities Fund-15

OFFICER/TRUSTEE INFORMATION FOR LINCOLN VIP TRUST


                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Kelly D.               Chairman,        Chairman since    Vice President, The Lincoln National             32        Lincoln
Clevenger(1)           President        August 1995;      Life Insurance Company.  Executive Vice                    Retirement
1300 S. Clinton        and Trustee      President and     President, Lincoln Retirement Services                     Services
Street                                  Trustee since     Company, LLC; Second Vice President,                       Company,
Fort Wayne, IN 46802                    November 1994     Lincoln Life & Annuity Company of New                      LLC
YOB: 1952                                                 York
Michael D. Coughlin    Trustee          Trustee since     Management Consultant, Coughlin                  32        Merrimack
1300 S. Clinton                         April 2007        Associates                                                 County
Street                                                                                                               Savings Bank;
Fort Wayne, IN 46802                                                                                                 Trustee of
YOB: 1942                                                                                                            Merrimack
                                                                                                                     Bankcorp, MHC.
Nancy L. Frisby        Trustee          Trustee since     Formerly: Senior Vice President and              32        N/A
1300 S. Clinton                         April 1992        Chief Financial Officer, DeSoto Memorial
Street                                                    Hospital
Fort Wayne, IN 46802
YOB: 1941
Elizabeth S. Hager     Trustee          Trustee since     Executive Director of United Way of              32        N/A
1300 S. Clinton                         April 2007        Merrimack County; Representative, New
Street                                                    Hampshire House of Representatives
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon          Trustee          Trustee since     Professor of Economics and Management,           32        N/A
1300 S. Clinton                         February 2006;    DePauw University
Street                                  Formerly:
Fort Wayne, IN 46802                    Advisory
YOB: 1948                               Trustee since
                                        November  2004
Thomas D. Rath         Trustee          Trustee since     Partner, Rath, Young and Pignatelli              32        Associated
1300 S. Clinton                         April 2007                                                                   Grocers
Street                                                                                                               of New England
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella      Trustee          Trustee since     President Emeritus, Indiana Health               32        Advisory Board
1300 S. Clinton                         February 1998     Association, Formerly: President,                          of
Street                                                    Indiana Hospital & Health Association                      Harris Bank
Fort Wayne, IN 46802
YOB: 1943
David H. Windley       Trustee          Trustee since     Retired Director of Blue & Co., LLC.             32        Meridian
1300 S. Clinton                         August 2004                                                                  Investment
Street                                                                                                               Advisors, Inc.
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary        Secretary since   Secretary, Lincoln VIP Trust; Formerly:         N/A        N/A
1300 S. Clinton                         February 1995     Secretary and Assistant Vice President,
Street                                                    The Lincoln National Life Insurance
Fort Wayne, IN 46802                                      Company
YOB: 1954
William P. Flory,      Second Vice      Second Vice       Second Vice President and Director of           N/A        N/A
Jr.(1)                 President and    President since   Separate Account Operations and Mutual
1300 S. Clinton        Chief            August 2007;      Fund Administration, The Lincoln
Street                 Accounting       Chief             National Life Insurance Company;
Fort Wayne, IN 46802   Officer          Accounting        Formerly: Second Vice President and
YOB: 1961                               Officer           Director of Corporate Procurement and
                                        since May 2006    Assistant Vice President of Separate
                                                          Account Operations and Mutual Fund
                                                          Administration, The Lincoln National
                                                          Life Insurance Company
Rise' C.M. Taylor(1)   Vice President   Vice President    Vice President and Treasurer, The               N/A        N/A
1300 S. Clinton        and              since August      Lincoln National Life Insurance Company;
Street                 Treasurer        2003 and          Vice President and Treasurer, Lincoln
Fort Wayne, IN 46802                    Treasurer since   Life & Annuity Company of New York
YOB: 1967                               May 2006;
                                        Formerly:
                                        Assistant
                                        Treasurer since
                                        August 2003
Kevin J. Adamson(1)    Second Vice      Second Vice       Second Vice President, Director of Funds        N/A        N/A
1300 S. Clinton        President        President since   Managements, The Lincoln National Life
Street                                  May 2006          Insurance Company; Formerly: Director of
Fort Wayne, IN 46802                                      Financial Operations, Swiss Re/Lincoln
YOB: 1966                                                 Re

                      LVIP Delaware Special Opportunities Fund-16

                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John A. Weston(1)      Chief            Chief             Vice President for Fund and Advisor             N/A        N/A
1300 S. Clinton        Compliance       Compliance        Compliance, The Lincoln National Life
Street                 Officer          Officer since     Insurance Company; Treasurer, Jefferson
Fort Wayne, IN 46802                    May 2007          Pilot Variable Fund, Inc.
YOB: 1959
Michael Schulitz(1)    Second Vice      Second Vice       Second Vice President, Product                  N/A        N/A
1300 S. Clinton        President        President since   Marketing, The Lincoln National Life
Street                                  August 2007       Insurance Company
Fort Wayne, IN 46802
YOB: 1968
David Weiss(1)         Assistant Vice   Assistant Vice    Assistant Vice President, Funds                 N/A        N/A
1300 S. Clinton        President        President since   Management Research, The Lincoln
Street                                  August 2007       National Life Insurance Company;
Fort Wayne, IN 46802                                      Formerly:  Director, Funds Management
YOB: 1976                                                 Research; Mutual Fund/Securities
                                                          Analyst; Senior Mutual Fund Analyst,
                                                          Jefferson Pilot Corp.



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                      LVIP Delaware Special Opportunities Fund-17

                                                      LVIP FI EQUITY-INCOME FUND

                          [FI EQUITY-INCOME FUND LOGO]

                            LVIP FI Equity-Income Fund
                              a series of Lincoln Variable
                              Insurance Products Trust
                            Annual Report
                            December 31, 2007





                                                      LVIP FI EQUITY-INCOME FUND


                                                   (FORMERLY EQUITY-INCOME FUND)

LVIP FI EQUITY-INCOME FUND

INDEX



COMMENTARY                                                                   1

DISCLOSURE OF FUND EXPENSES                                                  2

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS                                 3

STATEMENT OF NET ASSETS                                                      4

STATEMENT OF OPERATIONS                                                      7

STATEMENTS OF CHANGES IN NET ASSETS                                          7

FINANCIAL HIGHLIGHTS                                                         8

NOTES TO FINANCIAL STATEMENTS                                               10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                     13

OTHER FUND INFORMATION                                                      14

OFFICER/TRUSTEE INFORMATION                                                 15


LVIP FI EQUITY-INCOME FUND
2007 ANNUAL REPORT COMMENTARY

Managed by:

                                                                          (LOGO)

The Fund returned 4.36% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2007, while its benchmark the Russell 1000 Value Index returned (0.17%).

Nine of ten sectors contributed positively to relative performance. Stock selection in the financials and industrials sectors added to relative performance, while telecommunication services was the lone sector detractor.

In the financials sector, underweights in commercial banks and REIT stocks were the largest contributors. Among commercial banks, the underweight in Wachovia was a significant contributor. Wachovia shares fell nearly 30%, largely due to losses and asset write-downs resulting from the problems in the subprime mortgage and credit markets. Not owning many REIT shares added to performance when the group fell more than 18% in aggregate during the year after several years of strong performance. REIT valuations were stretched after the long period of outperformance, and rising interest rates earlier in the year made Treasury securities more attractive because of their higher yields relative to REITs. Among industrials, the overweight in farm equipment maker AGCO added to performance. AGCO shares gained almost 120% thanks to strong global demand for agricultural and farming equipment. Among individual holdings, the overweight in refiner Tesoro was the largest Fund contributor. Tesoro shares gained 67% in the Fund during the first half of the year. The company's shares rose thanks to rising oil prices and unusually tight gasoline and distillate inventories earlier in the year, which placed upward pressure on gasoline prices and helped refining margins.

In the telecommunication services sector, the underweight in diversified telecommunications firm Verizon Communications was a significant Fund detractor. Verizon shares gained 22%, mostly earlier in the year, due to strong wireless subscriber trends and share gains mostly at the expense of rival Sprint Nextel. Among individual holdings, the overweight in mortgage finance firm Countrywide Financial and the underweight in oil & gas producer Occidental Petroleum were the largest Fund detractors. Countrywide shares fell more than 70% amid the subprime mortgage problems and ensuing liquidity crunch. Occidental Petroleum shares gained 60% as oil prices rose more than 50% during the year.

The Fund is invested in stocks trading at material discounts to our assessment of their worth. As issues in the credit markets unfold, we look to own companies with strong balance sheets and minimal exposure to these problems. We are underweight stocks exposed to consumer discretionary spending, such as apparel and multiline retailers, because of the tight credit markets, which we believe could lead to weaker consumer spending. We are overweight health care service providers because of attractive valuations and improving medical loss ratio trends. We remain overweight selected insurance companies with low balance sheet risk and relatively lower exposure to mortgage and credit problems, as valuations remain attractive relative to other financials. We are overweight energy equipment & service companies as the demand for oil and energy infrastructure improvements remains high. We are overweight selected independent power producers, which trade at less than replacement cost and are recovering from a long period of overcapacity. We are underweight oil & gas producers as we expect that rising oil prices will impact profitability. We are underweight pharmaceutical companies due to patent expiration risks and the lack of growth catalysts. Lastly, within financials, we are underweight REITs and commercial banks, which we believe more than reflect their intrinsic valuations and which continue to be impacted by ongoing issues in the credit markets.

At December 31, 2007, the Fund no longer held positions in Occidental Petroleum, Tesoro or Wachovia.

Ciaran O'Neill
Pyramis Global Advisors LLC, a Fidelity Company

Growth of $10,000 invested 12/31/97 through 12/31/07

(LINE GRAPH)

                                         LVIP FI
                                   EQUITY-INCOME FUND
                                     STANDARD CLASS      RUSSELL 1000
                                         SHARES           VALUE INDEX
                                   ------------------    ------------
12/31/97                                10000.00           10000.00
                                        11273.10           11562.90
                                        11980.30           12412.60
                                        13252.20           13283.10
                                        12279.20           12540.40
                                        10355.30           10593.80
                                        13705.40           13775.10
                                        15043.90           16047.10
                                        15719.90           17179.00
                                        17491.20           21000.60
12/31/07                                18254.60           20964.20




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP FI Equity-Income Fund Standard Class shares on 12/31/97. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $18,255. For comparison, look at how the Russell 1000 Value Index did over the same period. The same $10,000 investment would have grown to $20,964. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns               Ended
on investment                            12/31/07
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
One Year                                   +4.36%
-------------------------------------------------
Five Years                                +12.00%
-------------------------------------------------
Ten Years                                  +6.20%
-------------------------------------------------
Service Class Shares
-------------------------------------------------
One Year                                   +4.10%
-------------------------------------------------
Inception (5/19/04)                        +9.27%
-------------------------------------------------



* The Russell 1000 Value Index measures the performance of the large-cap value segment of U.S. equities.

Commencing September 1, 2006, Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company (FMR) replaced FMR as the Fund's sub-advisor.


                          LVIP FI Equity-Income Fund-1

LVIP FI EQUITY-INCOME FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2007 TO DECEMBER 31, 2007

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's actual expenses shown in the table reflect fee waivers in effect.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                  Expenses
                        Beginning      Ending                   Paid During
                         Account      Account     Annualized       Period
                          Value        Value        Expense      7/1/07 to
                          7/1/07      12/31/07       Ratio       12/31/07*
---------------------------------------------------------------------------
ACTUAL
Standard Class Shares   $1,000.00    $  965.10       0.74%         $3.67
Service Class Shares     1,000.00       963.90       0.99%          4.90
---------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares   $1,000.00    $1,021.48       0.74%         $3.77
Service Class Shares     1,000.00     1,020.21       0.99%          5.04
---------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                          LVIP FI Equity-Income Fund-2

LVIP FI EQUITY-INCOME FUND

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.


                                            PERCENTAGE
SECTOR                                    OF NET ASSETS
-------------------------------------------------------
COMMON STOCK                                   99.43%
-------------------------------------------------------
Aerospace & Defense                             3.05%
Biotechnology                                   0.84%
Capital Markets                                 2.28%
Chemicals                                       2.35%
Commercial Banks                                3.17%
Computers & Peripherals                         3.40%
Construction & Engineering                      1.32%
Consumer Finance                                0.95%
Diversified Financial Services                  6.74%
Diversified Telecommunications
  Services                                      6.72%
Electric Utilities                              3.42%
Energy Equipment & Services                     3.79%
Food & Staples Retailing                        3.23%
Food Products                                   0.26%
Gas Utilities                                   0.73%
Health Care Equipment & Supplies                0.88%
Health Care Providers & Services                2.40%
Hotels, Restaurants & Leisure                   1.28%
Household Products                              1.62%
Independent Power Producers & Energy
  Traders                                       1.16%
Industrial Conglomerates                        4.24%
Insurance                                      11.16%
Life Sciences Tools & Services                  1.35%
Machinery                                       2.71%
Media                                           3.26%
Metals & Mining                                 1.80%
Multi-Utilities                                 1.02%
Oil, Gas & Consumable Fuels                    12.37%
Personal Products                               0.57%
Pharmaceuticals                                 2.22%
Real Estate Investment Trusts                   0.73%
Semiconductors & Semiconductor
  Equipment                                     0.47%
Specialty Retail                                0.66%
Textiles, Apparel & Luxury Goods                1.01%
Thrift & Mortgage Finance                       3.43%
Tobacco                                         2.84%
-------------------------------------------------------
SHORT-TERM INVESTMENT                           0.36%
-------------------------------------------------------
TOTAL VALUE OF SECURITIES                      99.79%
-------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES                                   0.21%
-------------------------------------------------------
TOTAL NET ASSETS                              100.00%
-------------------------------------------------------





Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.


                                            PERCENTAGE
TOP 10 EQUITY HOLDINGS                    OF NET ASSETS
-------------------------------------------------------
Exxon Mobil                                    5.30%
AT&T                                           4.66%
General Electric                               3.46%
Bank of America                                2.84%
Altria Group                                   2.84%
Citigroup                                      2.45%
American International Group                   2.37%
Hewlett-Packard                                2.11%
Fannie Mae                                     1.82%
Chevron                                        1.72%
-------------------------------------------------------
TOTAL                                         29.57%
-------------------------------------------------------






                          LVIP FI Equity-Income Fund-3

LVIP FI EQUITY-INCOME FUND
STATEMENT OF NET ASSETS
December 31, 2007



                                      NUMBER OF        VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK-99.43%
     AEROSPACE & DEFENSE-3.05%
     Lockheed Martin...............      54,000    $  5,684,040
     Precision Castparts...........      58,500       8,113,950
     Raytheon......................     109,200       6,628,440
                                                   ------------
                                                     20,426,430
                                                   ------------
     BIOTECHNOLOGY-0.84%
  +  Biogen Idec                         99,000       5,635,080
                                                   ------------
                                                      5,635,080
                                                   ------------
     CAPITAL MARKETS-2.28%
     Ameriprise Financial..........      80,600       4,441,866
     Bank of New York Mellon.......     221,500      10,800,340
                                                   ------------
                                                     15,242,206
                                                   ------------
     CHEMICALS-2.35%
     Albemarle.....................      88,300       3,642,375
     Celanese Class A..............     139,900       5,920,568
     Lubrizol......................      41,900       2,269,304
  +  Mosaic........................      41,400       3,905,676
                                                   ------------
                                                     15,737,923
                                                   ------------
     COMMERCIAL BANKS-3.17%
     PNC Financial Services Group..     116,700       7,661,355
     Regions Financial.............     246,400       5,827,360
     SunTrust Banks................     124,300       7,767,507
                                                   ------------
                                                     21,256,222
                                                   ------------
     COMPUTERS & PERIPHERALS-3.40%
  +  Apple.........................      27,400       5,427,392
  +  EMC...........................     172,500       3,196,425
     Hewlett-Packard...............     280,400      14,154,592
                                                   ------------
                                                     22,778,409
                                                   ------------
     CONSTRUCTION & ENGINEERING-1.32%
  +  KBR...........................      83,300       3,232,040
  +  Shaw Group....................      92,300       5,578,612
                                                   ------------
                                                      8,810,652
                                                   ------------
     CONSUMER FINANCE-0.95%
     American Express..............     122,272       6,360,589
                                                   ------------
                                                      6,360,589
                                                   ------------
     DIVERSIFIED FINANCIAL SERVICES-6.74%
     Bank of America...............     461,000      19,020,860
     Citigroup.....................     556,198      16,374,469
     JPMorgan Chase................      93,400       4,076,910
  +  MF Global.....................     178,900       5,629,983
                                                   ------------
                                                     45,102,222
                                                   ------------
     DIVERSIFIED TELECOMMUNICATIONS SERVICES-6.72%
     AT&T..........................     751,200      31,219,872
     CenturyTel....................     113,858       4,720,553
     Embarq........................     112,900       5,591,937
     Verizon Communications........      78,500       3,429,665
                                                   ------------
                                                     44,962,027
                                                   ------------
     ELECTRIC UTILITIES-3.42%
     Edison International..........     161,800       8,635,266
  +  Mirant........................     103,900       4,050,022
     PPL...........................     195,500      10,183,595
                                                   ------------
                                                     22,868,883
                                                   ------------
     ENERGY EQUIPMENT & SERVICES-3.79%
  +  Cameron International.........      69,400       3,340,222
     Diamond Offshore Drilling.....      45,400       6,446,800
  +  National Oilwell Varco........     102,600       7,536,996
  +  Transocean....................      56,397       8,073,231
                                                   ------------
                                                     25,397,249
                                                   ------------
     FOOD & STAPLES RETAILING-3.23%
     CVS Caremark..................     106,300       4,225,425
  +  Great Atlantic & Pacific Tea..     141,900       4,445,727
     Kroger........................     259,000       6,917,890
     Safeway.......................     177,400       6,068,854
                                                   ------------
                                                     21,657,896
                                                   ------------
     FOOD PRODUCTS-0.26%
     Corn Products International...      48,225       1,772,269
                                                   ------------
                                                      1,772,269
                                                   ------------
     GAS UTILITIES-0.73%
     Energen.......................      76,000       4,881,480
                                                   ------------
                                                      4,881,480
                                                   ------------
     HEALTH CARE EQUIPMENT & SUPPLIES-0.88%
     Baxter International..........     101,900       5,915,295
                                                   ------------
                                                      5,915,295
                                                   ------------
     HEALTH CARE PROVIDERS & SERVICES-2.40%
     McKesson......................      86,000       5,633,860
  +  Medco Health Solutions........      46,500       4,715,100
  +  WellPoint.....................      65,300       5,728,769
                                                   ------------
                                                     16,077,729
                                                   ------------
     HOTELS, RESTAURANTS & LEISURE-1.28%
     McDonald's....................     146,100       8,606,751
                                                   ------------
                                                      8,606,751
                                                   ------------
     HOUSEHOLD PRODUCTS-1.62%
  +  Energizer Holdings............      41,413       4,643,640
     Procter & Gamble..............      84,700       6,218,674
                                                   ------------
                                                     10,862,314
                                                   ------------
     INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-1.16%
  +  NRG Energy....................     179,400       7,775,196
                                                   ------------
                                                      7,775,196
                                                   ------------
     INDUSTRIAL CONGLOMERATES-4.24%
     General Electric..............     624,230      23,140,206
     Textron.......................      73,600       5,247,680
                                                   ------------
                                                     28,387,886
                                                   ------------
     INSURANCE-11.16%
     ACE...........................     152,600       9,427,628
     American International Group..     271,800      15,845,940

                          LVIP FI Equity-Income Fund-4

LVIP FI EQUITY-INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF        VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     INSURANCE (CONTINUED)
     Assurant......................      49,500    $  3,311,550
  +  Berkshire Hathaway Class B....       2,130      10,087,680
     Chubb.........................     142,800       7,794,024
     Loews.........................     155,100       7,807,734
     MBIA..........................      67,300       1,253,799
     MetLife.......................      94,600       5,829,252
     Principal Financial Group.....      93,500       6,436,540
     Prudential Financial..........      74,200       6,903,568
                                                   ------------
                                                     74,697,715
                                                   ------------
     LIFE SCIENCES TOOLS & SERVICES-1.35%
     PerkinElmer...................      54,600       1,420,692
  +  Thermo Fisher Scientific......     132,400       7,636,832
                                                   ------------
                                                      9,057,524
                                                   ------------
     MACHINERY-2.71%
  +  AGCO..........................      81,300       5,526,774
     Cummins.......................      28,700       3,655,519
     Deere & Co. ..................      96,000       8,939,520
                                                   ------------
                                                     18,121,813
                                                   ------------
     MEDIA-3.26%
  +  Discovery Holding Class A.....     228,000       5,731,920
     Disney (Walt).................     227,900       7,356,612
  +  Liberty Media-Capital Class
      A...........................       50,900       5,929,341
     Scripps (E.W.) Class A........      62,994       2,835,360
                                                   ------------
                                                     21,853,233
                                                   ------------
     METALS & MINING-1.80%
     Allegheny Technologies........      70,400       6,082,560
     Nucor.........................     100,300       5,939,766
                                                   ------------
                                                     12,022,326
                                                   ------------
     MULTI-UTILITIES-1.02%
     Public Service Enterprise
      Group.......................       69,300       6,808,032
                                                   ------------
                                                      6,808,032
                                                   ------------
     OIL, GAS & CONSUMABLE FUELS-12.37%
     Chevron.......................     123,100      11,488,923
     ConocoPhillips................      66,900       5,907,270
     Exxon Mobil...................     378,900      35,499,140
     Marathon Oil..................     188,100      11,447,766
  +  Southwestern Energy...........      81,200       4,524,464
     Valero Energy.................     112,100       7,850,363
     Western Refining..............      82,200       1,990,062
     XTO Energy....................      80,125       4,115,220
                                                   ------------
                                                     82,823,208
                                                   ------------
     PERSONAL PRODUCTS-0.57%
     Alberto-Culver................     155,400       3,813,516
                                                   ------------
                                                      3,813,516
                                                   ------------
     PHARMACEUTICALS-2.22%
     Merck.........................     123,700       7,188,207
     Pfizer........................     336,400       7,646,372
                                                   ------------
                                                     14,834,579
                                                   ------------
     REAL ESTATE INVESTMENT TRUSTS-0.73%
     Annaly Capital Management.....     268,200       4,875,876
                                                   ------------
                                                      4,875,876
                                                   ------------
     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-0.47%
     Applied Materials.............     178,800       3,175,488
                                                   ------------
                                                      3,175,488
                                                   ------------
     SPECIALTY RETAIL-0.66%
     Home Depot....................     164,700       4,437,018
                                                   ------------
                                                      4,437,018
                                                   ------------
     TEXTILES, APPAREL & LUXURY GOODS-1.01%
     NIKE Class B..................     105,000       6,745,200
                                                   ------------
                                                      6,745,200
                                                   ------------
     THRIFT & MORTGAGE FINANCE-3.43%
     Countrywide Financial.........     304,204       2,719,584
     Downey Financial..............      97,900       3,045,669
     Fannie Mae....................     305,000      12,193,900
     People's United Financial.....     282,000       5,019,600
                                                   ------------
                                                     22,978,753
                                                   ------------
     TOBACCO-2.84%
     Altria Group..................     251,200      18,985,696
                                                   ------------
                                                     18,985,696
                                                   ------------
     TOTAL COMMON STOCK
      (COST $596,893,356)                           665,744,685
                                                   ------------
     SHORT-TERM INVESTMENT-0.36%
     MONEY MARKET INSTRUMENT-0.36%
     Dreyfus Cash Management Fund..   2,414,963       2,414,963
                                                   ------------
     TOTAL SHORT-TERM INVESTMENT
      (COST $2,414,963)...........                    2,414,963
                                                   ------------





                          LVIP FI Equity-Income Fund-5

LVIP FI EQUITY-INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)

TOTAL VALUE OF SECURITIES-99.79% (COST $599,308,319)..........................   $668,159,648
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.21%.........................      1,379,177
                                                                                 ------------
NET ASSETS APPLICABLE TO 39,456,405 SHARES OUTSTANDING-100.00%................   $669,538,825
                                                                                 ============
NET ASSET VALUE-LVIP FI EQUITY-INCOME FUND STANDARD CLASS ($639,956,143 /
  37,710,912 SHARES)..........................................................        $16.970
                                                                                      =======
NET ASSET VALUE-LVIP FI EQUITY-INCOME FUND SERVICE CLASS ($29,582,682 /
  1,745,493 SHARES)...........................................................        $16.948
                                                                                      =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par)................   $562,381,996
Undistributed net investment income...........................................      1,328,743
Accumulated net realized gain on investments..................................     36,976,757
Net unrealized appreciation of investments....................................     68,851,329
                                                                                 ------------
Total net assets..............................................................   $669,538,825
                                                                                 ============




----------

+ Non-income producing security for the year ended December 31, 2007.

                             See accompanying notes


                          LVIP FI Equity-Income Fund-6

LVIP FI EQUITY-INCOME FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2007




INVESTMENT INCOME:
Dividends............................   $ 14,742,872
Interest.............................        170,063
                                        ------------
                                          14,912,935
                                        ------------
EXPENSES:
Management fees......................      5,337,877
Accounting and administration
  expenses...........................        337,171
Reports and statements to
  shareholders.......................         82,217
Distribution expenses-Service Class..         63,901
Professional fees....................         41,757
Custodian fees.......................         33,129
Trustees' fees.......................         14,886
Other................................         24,430
                                        ------------
                                           5,935,368
Less expenses waived.................       (458,817)
Less expense paid indirectly.........           (194)
                                        ------------
Total operating expenses.............      5,476,357
                                        ------------
NET INVESTMENT INCOME................      9,436,578
                                        ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Net realized gain on investments.....     41,073,569
Net change in unrealized
  appreciation/depreciation of
  investments........................    (18,184,117)
                                        ------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS........................     22,889,452
                                        ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS....................   $ 32,326,030
                                        ============




                             See accompanying notes


LVIP FI EQUITY-INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS



                                          YEAR ENDED
                                   12/31/07        12/31/06
                                -------------   -------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income........   $   9,436,578   $   9,391,523
Net realized gain on
 investments and foreign
 currencies.................       41,073,569      73,455,007
Net change in unrealized
 appreciation/depreciation
 of investments and foreign
 currencies.................      (18,184,117)     (1,513,423)
                                -------------   -------------
Net increase in net assets
 resulting from operations..       32,326,030      81,333,107
                                -------------   -------------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS FROM:
Net investment income:
 Standard Class.............       (7,984,735)     (8,378,484)
 Service Class..............         (283,649)       (162,904)
Net realized gain on
 investments:
 Standard Class.............      (64,168,355)    (60,490,254)
 Service Class..............       (2,489,145)       (951,687)
                                -------------   -------------
                                  (74,925,884)    (69,983,329)
                                -------------   -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class.............        8,250,190      14,065,614
 Service Class..............       14,304,523      14,898,077
Net asset value of shares
 issued upon reinvestment of
 dividends and
 distributions:
 Standard Class.............       72,153,090      68,868,738
 Service Class..............        2,772,794       1,114,591
                                -------------   -------------
                                   97,480,597      98,947,020
                                -------------   -------------
Cost of shares repurchased:
 Standard Class.............     (138,083,699)   (121,474,431)
 Service Class..............       (5,437,298)     (3,029,032)
                                -------------   -------------
                                 (143,520,997)   (124,503,463)
                                -------------   -------------
Decrease in net assets
 derived from capital share
 transactions...............      (46,040,400)    (25,556,443)
                                -------------   -------------
NET DECREASE IN NET ASSETS...     (88,640,254)    (14,206,665)
NET ASSETS:
Beginning of year............     758,179,079     772,385,744
                                -------------   -------------
End of year (including
 undistributed net
 investment income of
 $1,328,743 and $1,824,752,
 respectively)..............    $ 669,538,825   $ 758,179,079
                                =============   =============




                             See accompanying notes


                          LVIP FI Equity-Income Fund-7

LVIP FI EQUITY-INCOME FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                     LVIP FI EQUITY-INCOME FUND STANDARD CLASS
                                                                                    YEAR ENDED
                                               12/31/07         12/31/06(1)          12/31/05          12/31/04         12/31/03(2)
                                               ------------------------------------------------------------------------------------
Net asset value, beginning of period........   $ 18.231           $ 17.994           $ 18.020          $ 16.595           $ 12.653

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (3)...................      0.241              0.221              0.217             0.247              0.163
Net realized and unrealized gain on
 investments and foreign currencies........       0.496              1.720              0.540             1.366              3.921
                                               --------           --------           --------          --------           --------
Total from investment operations............      0.737              1.941              0.757             1.613              4.084
                                               --------           --------           --------          --------           --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................     (0.211)            (0.205)            (0.204)           (0.188)            (0.142)
Net realized gain on investments............     (1.787)            (1.499)            (0.579)               --                 --
                                               --------           --------           --------          --------           --------
Total dividends and distributions...........     (1.998)            (1.704)            (0.783)           (0.188)            (0.142)
                                               --------           --------           --------          --------           --------

Net asset value, end of period..............   $ 16.970           $ 18.231           $ 17.994          $ 18.020           $ 16.595
                                               ========           ========           ========          ========           ========

Total return(4).............................      4.36%             11.27%              4.49%             9.77%             32.35%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....   $639,956           $738,199           $765,796          $830,276           $810,728
Ratio of expenses to average net assets.....      0.74%              0.69%              0.78%             0.80%              0.82%
Ratio of expenses to average net assets
 prior to fees waived and expense paid
 indirectly................................       0.81%              0.80%              0.80%             0.80%              0.82%
Ratio of net investment income to average
 net assets................................       1.31%              1.24%              1.23%             1.47%              1.15%
Ratio of net investment income to average
 net assets prior to fees waived and
 expense paid indirectly...................       1.24%              1.13%              1.21%             1.47%              1.15%
Portfolio turnover..........................       141%               199%               151%              120%               134%



----------
(1) Commencing September 1, 2006, Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Reasearch Company (FMR), replaced FMR as the Fund's sub-advisor.

(2) Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity Income Fund, Inc.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes


                          LVIP FI Equity-Income Fund-8

LVIP FI EQUITY-INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                        LVIP FI EQUITY-INCOME FUND SERVICE CLASS
                                                                                                                  5/19/04(2)
                                                                              YEAR ENDED                              TO
                                                            12/31/07         12/31/06(1)         12/31/05          12/31/04
                                                            ----------------------------------------------------------------
Net asset value, beginning of period.....................    $18.214           $17.980            $18.013           $15.895

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(3).................................      0.195             0.177              0.172             0.144
Net realized and unrealized gain on investments and
 foreign currencies.....................................       0.496             1.717              0.539             2.141
                                                             -------           -------            -------           -------
Total from investment operations.........................      0.691             1.894              0.711             2.285
                                                             -------           -------            -------           -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income....................................     (0.170)           (0.161)            (0.165)           (0.167)
Net realized gain on investments.........................     (1.787)           (1.499)            (0.579)               --
                                                             -------           -------            -------           -------
Total dividends and distributions........................     (1.957)           (1.660)            (0.744)           (0.167)
                                                             -------           -------            -------           -------

Net asset value, end of period...........................    $16.948           $18.214            $17.980           $18.013
                                                             =======           =======            =======           =======

Total return(4)..........................................      4.10%            11.00%              4.23%            14.42%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)..................    $29,583           $19,980            $ 6,590           $   253
Ratio of expenses to average net assets..................      0.99%             0.94%              1.03%             1.05%
Ratio of expenses to average net assets prior to fees
 waived and expense paid indirectly.....................       1.06%             1.05%              1.05%             1.05%
Ratio of net investment income to average net assets.....      1.06%             0.99%              0.98%             1.40%
Ratio of net investment income to average net assets
 prior to fees waived and expense paid indirectly.......       0.99%             0.88%              0.96%             1.40%
Portfolio turnover.......................................       141%              199%               151%            120%(5)



----------
(1) Commencing September 1, 2006, Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Reasearch Company (FMR), replaced FMR as the Fund's sub-advisor.

(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(5) Portfolio turnover is representative of the Fund for the entire year.

                               See accompanying notes


                          LVIP FI Equity-Income Fund-9

LVIP FI EQUITY-INCOME FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 31 series. These financial statements and the related notes pertain to the LVIP FI Equity-Income Fund (formerly the Equity-Income Fund) (the "Fund"). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to seek reasonable income by investing primarily in income-producing equity securities.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust are allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.


                          LVIP FI Equity-Income Fund-10

LVIP FI EQUITY-INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this agreement is included in custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Lincoln Investment Advisors Corporation (LIA) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. LIA is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIA receives a management fee at an annual rate of 0.75% of the first $500 million of the average daily net assets of the Fund and 0.70% of the average daily net assets of the Fund in excess of $500 million.

Prior to April 30, 2007, Delaware Management Company, a series of Delaware Management Business Trust and subsidiary of LNC, acted as the Fund's investment advisor and was compensated according to the same advisory fee rate.

LIA has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is 0.03% on the first $250 million of average daily net assets of the Fund; 0.08% on the next $500 million; and 0.13% of average daily net assets in excess of $750 million. This waiver will renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

Pyramis Global Advisors, LLC (the "Sub-Advisor"), a Fidelity Investments Company, is responsible for the day-to-day management of the Fund's investment portfolio. For these services, LIA, not the Fund, pays the Sub-Advisor at annual rate of 0.45% on the first $250 million of the Fund's average daily net assets; 0.40% on the next $500 million; and 0.35% of the average daily net assets of the Fund in excess of $750 million.

The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the sub-advisor. The commissions paid to these affiliated firms were $7,402 for the year ended December 31, 2007.

Effective October 1, 2007, Mellon Bank, N.A. provides fund accounting and financial administration services to the Fund. For these services, the Fund pays Mellon a monthly fee based on average net assets, subject to certain minimums.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets. Prior to October 1, 2007, DSC provided fund accounting and financial administration to the Fund for which it received a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2007, the Fund was charged $228,806 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust was charged $553,000 for the year ended December 31, 2007, which was allocated to the funds based on average net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2007, fees for administrative and support services amounted to $32,036 and $15,819, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2007, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIA..........   $387,077
Fees Payable to DSC.....................      1,431
Distribution Fees Payable to LFD........      6,225


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2007, the Fund made purchases of $1,020,526,989, and sales of $1,130,860,890 of investment securities other than short-term investments.

At December 31, 2007, the cost of investments for federal income tax purposes was $610,170,818. At December 31, 2007, net unrealized appreciation was $57,988,830 of which $85,204,034 related to unrealized appreciation of investments and $27,215,204 related to unrealized depreciation of investments.


                          LVIP FI Equity-Income Fund-11

LVIP FI EQUITY-INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                 YEAR ENDED          YEAR ENDED
                                  12/31/07            12/31/06
                                -----------         -----------
Ordinary income..............   $40,536,304         $22,975,443
Long-term capital gains......    34,389,580          47,007,886
                                -----------         -----------
Total........................   $74,925,884         $69,983,329
                                ===========         ===========



In addition, the Fund declared an ordinary income consent dividend of $5,586,632 for the year ended December 31, 2006. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest.........   $562,381,996
Undistributed ordinary income.........     20,753,783
Undistributed long-term capital
  gains...............................     28,414,216
Unrealized appreciation of investments
  ....................................     57,988,830
                                         ------------
Net assets............................   $669,538,825
                                         ============



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Fund recorded the following reclassifications:

 UNDISTRIBUTED     ACCUMULATED
NET INVESTMENT    NET REALIZED      PAID-IN
    INCOME            GAIN          CAPITAL
--------------    ------------    ----------
 $(1,664,203)     $(3,922,429)    $5,586,632


6. CAPITAL SHARES
Transactions in capital shares were as follows:

                                    YEAR               YEAR
                                    ENDED              ENDED
                                  12/31/07           12/31/06
                                 ----------         ----------
Shares sold:
 Standard Class..............       441,534            805,551
 Service Class...............       781,395            837,605
Shares issued upon
 reinvestment of dividends
 and distributions:
 Standard Class..............     4,315,060          3,941,871
 Service Class...............       166,220             63,850
                                 ----------         ----------
                                  5,704,209          5,648,877
                                 ----------         ----------
Shares repurchased:
 Standard Class..............    (7,536,942)        (6,813,998)
 Service Class...............      (299,075)          (170,987)
                                 ----------         ----------
                                 (7,836,017)        (6,984,985)
                                 ----------         ----------
Net decrease..................   (2,131,808)        (1,336,108)
                                 ==========         ==========





7. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                          LVIP FI Equity-Income Fund-12

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
LVIP FI Equity-Income Fund

We have audited the accompanying statement of net assets of the LVIP FI Equity-Income Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP FI Equity-Income Fund of Lincoln Variable Insurance Products Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 14, 2008


                          LVIP FI Equity-Income Fund-13

LVIP FI EQUITY-INCOME FUND
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2007, the Fund designates dividends and distributions paid during the year as follows:

     (A)              (B)
  LONG-TERM         ORDINARY
 CAPITAL GAIN        INCOME           TOTAL             (C)
DISTRIBUTIONS    DISTRIBUTIONS    DISTRIBUTIONS     QUALIFYING
 (TAX BASIS)      (TAX BASIS)      (TAX BASIS)     DIVIDENDS(1)
-------------    -------------    -------------    ------------
     46%              54%              100%             43%



----------
(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.


                          LVIP FI Equity-Income Fund-14

OFFICER/TRUSTEE INFORMATION FOR LINCOLN VIP TRUST


                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Kelly D.               Chairman,        Chairman since    Vice President, The Lincoln National             32        Lincoln
Clevenger(1)           President        August 1995;      Life Insurance Company.  Executive Vice                    Retirement
1300 S. Clinton        and Trustee      President and     President, Lincoln Retirement Services                     Services
Street                                  Trustee since     Company, LLC; Second Vice President,                       Company,
Fort Wayne, IN 46802                    November 1994     Lincoln Life & Annuity Company of New                      LLC
YOB: 1952                                                 York
Michael D. Coughlin    Trustee          Trustee since     Management Consultant, Coughlin                  32        Merrimack
1300 S. Clinton                         April 2007        Associates                                                 County
Street                                                                                                               Savings Bank;
Fort Wayne, IN 46802                                                                                                 Trustee of
YOB: 1942                                                                                                            Merrimack
                                                                                                                     Bankcorp, MHC.
Nancy L. Frisby        Trustee          Trustee since     Formerly: Senior Vice President and              32        N/A
1300 S. Clinton                         April 1992        Chief Financial Officer, DeSoto Memorial
Street                                                    Hospital
Fort Wayne, IN 46802
YOB: 1941
Elizabeth S. Hager     Trustee          Trustee since     Executive Director of United Way of              32        N/A
1300 S. Clinton                         April 2007        Merrimack County; Representative, New
Street                                                    Hampshire House of Representatives
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon          Trustee          Trustee since     Professor of Economics and Management,           32        N/A
1300 S. Clinton                         February 2006;    DePauw University
Street                                  Formerly:
Fort Wayne, IN 46802                    Advisory
YOB: 1948                               Trustee since
                                        November  2004
Thomas D. Rath         Trustee          Trustee since     Partner, Rath, Young and Pignatelli              32        Associated
1300 S. Clinton                         April 2007                                                                   Grocers
Street                                                                                                               of New England
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella      Trustee          Trustee since     President Emeritus, Indiana Health               32        Advisory Board
1300 S. Clinton                         February 1998     Association, Formerly: President,                          of
Street                                                    Indiana Hospital & Health Association                      Harris Bank
Fort Wayne, IN 46802
YOB: 1943
David H. Windley       Trustee          Trustee since     Retired Director of Blue & Co., LLC.             32        Meridian
1300 S. Clinton                         August 2004                                                                  Investment
Street                                                                                                               Advisors, Inc.
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary        Secretary since   Secretary, Lincoln VIP Trust; Formerly:         N/A        N/A
1300 S. Clinton                         February 1995     Secretary and Assistant Vice President,
Street                                                    The Lincoln National Life Insurance
Fort Wayne, IN 46802                                      Company
YOB: 1954
William P. Flory,      Second Vice      Second Vice       Second Vice President and Director of           N/A        N/A
Jr.(1)                 President and    President since   Separate Account Operations and Mutual
1300 S. Clinton        Chief            August 2007;      Fund Administration, The Lincoln
Street                 Accounting       Chief             National Life Insurance Company;
Fort Wayne, IN 46802   Officer          Accounting        Formerly: Second Vice President and
YOB: 1961                               Officer           Director of Corporate Procurement and
                                        since May 2006    Assistant Vice President of Separate
                                                          Account Operations and Mutual Fund
                                                          Administration, The Lincoln National
                                                          Life Insurance Company
Rise' C.M. Taylor(1)   Vice President   Vice President    Vice President and Treasurer, The               N/A        N/A
1300 S. Clinton        and              since August      Lincoln National Life Insurance Company;
Street                 Treasurer        2003 and          Vice President and Treasurer, Lincoln
Fort Wayne, IN 46802                    Treasurer since   Life & Annuity Company of New York
YOB: 1967                               May 2006;
                                        Formerly:
                                        Assistant
                                        Treasurer since
                                        August 2003
Kevin J. Adamson(1)    Second Vice      Second Vice       Second Vice President, Director of Funds        N/A        N/A
1300 S. Clinton        President        President since   Managements, The Lincoln National Life
Street                                  May 2006          Insurance Company; Formerly: Director of
Fort Wayne, IN 46802                                      Financial Operations, Swiss Re/Lincoln
YOB: 1966                                                 Re

                          LVIP FI Equity-Income Fund-15

                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John A. Weston(1)      Chief            Chief             Vice President for Fund and Advisor             N/A        N/A
1300 S. Clinton        Compliance       Compliance        Compliance, The Lincoln National Life
Street                 Officer          Officer since     Insurance Company; Treasurer, Jefferson
Fort Wayne, IN 46802                    May 2007          Pilot Variable Fund, Inc.
YOB: 1959
Michael Schulitz(1)    Second Vice      Second Vice       Second Vice President, Product                  N/A        N/A
1300 S. Clinton        President        President since   Marketing, The Lincoln National Life
Street                                  August 2007       Insurance Company
Fort Wayne, IN 46802
YOB: 1968
David Weiss(1)         Assistant Vice   Assistant Vice    Assistant Vice President, Funds                 N/A        N/A
1300 S. Clinton        President        President since   Management Research, The Lincoln
Street                                  August 2007       National Life Insurance Company;
Fort Wayne, IN 46802                                      Formerly:  Director, Funds Management
YOB: 1976                                                 Research; Mutual Fund/Securities
                                                          Analyst; Senior Mutual Fund Analyst,
                                                          Jefferson Pilot Corp.



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                          LVIP FI Equity-Income Fund-16

                                                 JANUS CAPITAL APPRECIATION FUND

                     [JANUS CAPITAL APPRECIATION FUND LOGO]

                            LVIP Janus Capital
                            Appreciation Fund
                              a series of Lincoln Variable
                              Insurance Products Trust
                            Annual Report
                            December 31, 2007





                                            LVIP JANUS CAPITAL APPRECIATION FUND


                                            (FORMERLY CAPITAL APPRECIATION FUND)

LVIP JANUS CAPITAL APPRECIATION FUND

INDEX



COMMENTARY                                                                 1

DISCLOSURE OF FUND EXPENSES                                                2

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS                               3

STATEMENT OF NET ASSETS                                                    4

STATEMENT OF OPERATIONS                                                    7

STATEMENTS OF CHANGES IN NET ASSETS                                        7

FINANCIAL HIGHLIGHTS                                                       8

NOTES TO FINANCIAL STATEMENTS                                             10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                   14

OTHER FUND INFORMATION                                                    15

OFFICER/TRUSTEE INFORMATION                                               16


LVIP JANUS CAPITAL APPRECIATION FUND
2007 ANNUAL REPORT COMMENTARY

Managed by:
                                                                         ( LOGO)

The Fund returned 20.42% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2007, while its benchmark, the Russell 1000 Growth Index*, returned 11.81%.

Within the Fund, the sectors making the largest positive contribution to performance were technology and materials. Select consumer discretionary and telecomm holdings also aided returns. In terms of detractors, certain financials names as well as an overweight to the group as a whole weighed on performance during the period.

Within technology, Apple enjoyed success during the period with the launch of its iPhone mobile device. We view the iPod and the iPhone as the "Trojan horses" that introduce consumers to the Apple lifestyle. This, in turn, potentially draws consumers into Apple stores to purchase Apple computers, thereby benefiting the Apple ecosystem.

Turning to materials, Mosaic, a leading fertilizer producer, was also a strong performer during the period. The company was a primary beneficiary of strong agricultural prices, as well as tight North American supplies of phosphates and potash. At December 31, 2007, the Fund no longer held a position in Mosaic.

Within financials, home mortgage provider Fannie Mae lost ground over the period after it announced non-cash mark-to-market charges on its retained portfolio due to GAAP accounting regulations. Given the ongoing potential risk of mortgage defaults and Fannie's accounting restrictions, we have chosen to trim the position.

Department store leader Nordstrom declined during the year on fears of a slowdown in consumer spending. We added to the position given our view of its growth prospects and industry-leading returns.

David Corkins retired from Janus as of November 1, 2007. Jonathan Coleman, Co-CIO and a 13-year Janus veteran, has assumed lead Portfolio Management responsibilities of the Fund. He will be joined by Dan Riff, who will serve as Co-Portfolio Manager.

There is rising concern about a housing and consumer-led slowdown in the U.S. economy. We are watching incremental data closely and stress-testing our financial models to take into account a range of potential outcomes. As always, we are attempting to construct an all-weather portfolio that seeks to perform well in up markets and preserve capital in down markets. Given the macro economic concern, we have added what we believe are more predictable business models to the portfolio in areas such as health care and consumer staples; at the same time, we have reduced the Fund's exposure to financials.

Jonathan Coleman
Dan Riff
Janus Capital Management LLC


Growth of $10,000 invested 12/31/97 through 12/31/07

(LINE GRAPH)

                                        LVIP JANUS
                                   CAPITAL APPRECIATION
                                       FUND STANDARD       RUSSELL 1000
                                       CLASS SHARES        GROWTH INDEX
                                   --------------------    ------------
12/31/97                                 10000.00            10000.00
                                         13795.00            13871.00
                                         20065.00            18470.00
                                         16884.00            14328.00
                                         12514.00            11402.00
                                          9140.00             8223.00
                                         12106.00            10669.00
                                         12745.00            11341.00
                                         13281.00            11938.00
                                         14565.00            13021.00
12/31/07                                 17539.00            14559.00




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Janus Capital Appreciation Fund Standard Class shares on 12/31/97. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $17,539. For comparison, look at how the Russell 1000 Growth Index did over the same period. The same $10,000 investment would have grown to $14,559. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns               Ended
on investment                            12/31/07
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
One Year                                  +20.42%
-------------------------------------------------
Five Years                                +13.92%
-------------------------------------------------
Ten Years                                  +5.78%
-------------------------------------------------




Service Class Shares
-------------------------------------------------
One Year                                  +20.11%
-------------------------------------------------
Inception (5/15/03)                       +12.35%
-------------------------------------------------



* The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


                     LVIP Janus Capital Appreciation Fund-1

LVIP JANUS CAPITAL APPRECIATION FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2007 TO DECEMBER 31, 2007

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's actual expenses shown in the table reflect fee waivers in effect.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                 Expenses
                       Beginning      Ending                   Paid During
                        Account      Account     Annualized       Period
                         Value        Value        Expense      7/1/07 to
                         7/1/07      12/31/07       Ratio       12/31/07*
--------------------------------------------------------------------------
ACTUAL
Standard Class Shares  $1,000.00    $1,112.20       0.69%         $3.67
Service Class Shares    1,000.00     1,110.80       0.94%          5.00
--------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares  $1,000.00    $1,021.73       0.69%         $3.52
Service Class Shares    1,000.00     1,020.47       0.94%          4.79
--------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                     LVIP Janus Capital Appreciation Fund-2

LVIP JANUS CAPITAL APPRECIATION FUND

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.


                                            PERCENTAGE
SECTOR                                    OF NET ASSETS
-------------------------------------------------------
COMMON STOCK                                   98.43%
-------------------------------------------------------
Aerospace & Defense                             2.47%
Air Freight & Logistics                         2.40%
Beverages                                       3.79%
Biotechnology                                   3.59%
Capital Markets                                 1.43%
Chemicals                                       7.16%
Communications Equipment                        5.25%
Computers & Peripherals                         5.31%
Consumer Finance                                1.11%
Diversified Financial Services                  3.32%
Diversified Telecommunications
  Services                                      0.59%
Electrical Equipment                            1.16%
Electronic Equipment & Instruments              0.52%
Food & Staples Retailing                        3.59%
Health Care Equipment & Supplies                0.50%
Health Care Providers & Services                4.08%
Hotels, Restaurants & Leisure                   1.33%
Household Durables                              2.75%
Household Products                              2.86%
Independent Power Producers & Energy
  Traders                                       3.64%
Industrial Conglomerates                        1.67%
Insurance                                       2.51%
Internet Software & Services                    2.34%
IT Services                                     1.19%
Leisure Equipment & Products                    0.80%
Machinery                                       0.43%
Media                                           2.74%
Multiline Retail                                1.21%
Oil, Gas & Consumable Fuels                     6.01%
Paper & Forest Products                         1.14%
Personal Products                               0.80%
Pharmaceuticals                                 3.69%
Real Estate Management & Development            0.66%
Semiconductors & Semiconductor
  Equipment                                     3.91%
Software                                        6.81%
Specialty Retail                                1.29%
Thrift & Mortgage Finance                       0.39%
Tobacco                                         1.10%
Transportation Infrastructure                   0.12%
Wireless Telecommunication Services             2.77%
-------------------------------------------------------
DISCOUNT NOTE                                   1.13%
-------------------------------------------------------
TOTAL VALUE OF SECURITIES                      99.56%
-------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES                                   0.44%
-------------------------------------------------------
TOTAL NET ASSETS                              100.00%
-------------------------------------------------------





Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

                                            PERCENTAGE
TOP 10 EQUITY HOLDINGS                    OF NET ASSETS
-------------------------------------------------------
Microsoft                                      3.58%
InBev                                          2.97%
CVS Caremark                                   2.95%
Apple                                          2.68%
Exxon Mobil                                    2.68%
Hess                                           2.53%
NRG Energy                                     2.30%
Research in Motion                             2.27%
Coventry Health Care                           2.10%
UnitedHealth Group                             1.98%
-------------------------------------------------------
TOTAL                                         26.04%
-------------------------------------------------------





                     LVIP Janus Capital Appreciation Fund-3

LVIP JANUS CAPITAL APPRECIATION FUND
STATEMENT OF NET ASSETS
December 31, 2007



                                      NUMBER OF        VALUE
                                       SHARES        (U.S. $)
     COMMON STOCK-98.43%
     AEROSPACE & DEFENSE-2.47%
     Boeing.......................       40,460    $  3,538,632
     Empresa Brasileira de
      Aeronautica ADR............       127,140       5,796,312
     Precision Castparts..........       29,465       4,086,796
                                                   ------------
                                                     13,421,740

                                                   ------------
     AIR FREIGHT & LOGISTICS-2.40%

     Robinson (C.H.) Worldwide....      124,305       6,727,386
     United Parcel Service Class
      B..........................        89,305       6,315,650
                                                   ------------
                                                     13,043,036

                                                   ------------
     BEVERAGES-3.79%

     Coca-Cola....................       72,490       4,448,711
     InBev (Belgium)..............      193,882      16,128,230
                                                   ------------
                                                     20,576,941

                                                   ------------
     BIOTECHNOLOGY-3.59%
  +  Amgen........................       88,570       4,113,191
  +  Celgene......................      142,765       6,597,170
  +  Genentech....................       51,355       3,444,380
  +  Genzyme......................       71,920       5,353,725
                                                   ------------
                                                     19,508,466

                                                   ------------
     CAPITAL MARKETS-1.43%

     Nomura Holdings (Japan)......      221,000       3,755,335
     T. Rowe Price Group..........       66,015       4,018,993
                                                   ------------
                                                      7,774,328

                                                   ------------
     CHEMICALS-7.16%

     Bayer (Germany)..............       73,545       6,694,270
     K+S (Germany)................       25,116       6,015,336
     Monsanto.....................       75,435       8,425,335
     Potash Corporation
      Saskatchewan (Canada)......        49,475       7,122,421
     Syngenta (Switzerland).......       41,817      10,645,198
                                                   ------------
                                                     38,902,560

                                                   ------------
     COMMUNICATIONS EQUIPMENT-5.25%
  +  Cisco Systems................      232,255       6,287,143
     Corning......................      411,455       9,870,805
  +  Research in Motion (Canada)..      108,790      12,336,786
                                                   ------------
                                                     28,494,734

                                                   ------------
     COMPUTERS & PERIPHERALS-5.31%
  +  Apple........................       73,490      14,556,899
  +  Dell.........................      221,015       5,417,078
     Hewlett-Packard..............      175,555       8,862,016
                                                   ------------
                                                     28,835,993

                                                   ------------
     CONSUMER FINANCE-1.11%

     American Express.............      115,960       6,032,239
                                                   ------------
                                                      6,032,239
                                                   ------------
     DIVERSIFIED FINANCIAL SERVICES-3.32%
     CME Group....................       12,035       8,256,010
     JPMorgan Chase...............      224,485       9,798,770
                                                   ------------
                                                     18,054,780
                                                   ------------
     DIVERSIFIED TELECOMMUNICATIONS SERVICES-0.59%
  +  NeuStar Class A..............      112,670       3,231,376
                                                   ------------
                                                      3,231,376
                                                   ------------
     ELECTRICAL EQUIPMENT-1.16%

     Emerson Electric.............      110,865       6,281,611
                                                   ------------
                                                      6,281,611

                                                   ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS-0.52%

     Keyence......................       11,500       2,843,032
                                                   ------------
                                                      2,843,032

                                                   ------------
     FOOD & STAPLES RETAILING-3.59%

     CVS Caremark.................      403,430      16,036,343
     Tesco (United Kingdom).......      362,752       3,436,098
                                                   ------------
                                                     19,472,441

                                                   ------------
     HEALTH CARE EQUIPMENT & SUPPLIES-0.50%

     Medtronic....................       54,285       2,728,907
                                                   ------------
                                                      2,728,907

                                                   ------------
     HEALTH CARE PROVIDERS & SERVICES-4.08%
  +  Coventry Health Care.........      192,560      11,409,180
     UnitedHealth Group...........      184,350      10,729,170
                                                   ------------
                                                     22,138,350

                                                   ------------
     HOTELS, RESTAURANTS & LEISURE-1.33%
  +  Crown (Australia)............      612,208       7,216,862
                                                   ------------
                                                      7,216,862

                                                   ------------
     HOUSEHOLD DURABLES-2.75%

     Sharp (Japan)................      293,000       5,280,935
     Sony (Japan).................      173,205       9,629,402
                                                   ------------
                                                     14,910,337

                                                   ------------
     HOUSEHOLD PRODUCTS-2.86%

     Procter & Gamble.............      137,980      10,130,491
     Reckitt Benckiser Group
      (United Kingdom)...........        93,725       5,418,930
                                                   ------------
                                                     15,549,421

                                                   ------------
     INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-3.64%
  +  AES..........................      339,155       7,254,525
  +  NRG Energy...................      288,070      12,484,954
                                                   ------------
                                                     19,739,479

                                                   ------------
     INDUSTRIAL CONGLOMERATES-1.67%

     Siemens (Germany)............       57,200       9,050,650
                                                   ------------
                                                      9,050,650
                                                   ------------


                     LVIP Janus Capital Appreciation Fund-4

LVIP JANUS CAPITAL APPRECIATION FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF        VALUE
                                       SHARES        (U.S. $)
     INSURANCE-2.51%
     American International
      Group......................        64,635    $  3,768,221
  +  Berkshire Hathaway Class B...        1,600       7,577,599
     Sanlam (South Africa)........      690,112       2,286,970
                                                   ------------
                                                     13,632,790

                                                   ------------
     INTERNET SOFTWARE & SERVICES-2.34%
  +  Google Class A...............       15,460      10,690,281
  +  Yahoo........................       86,595       2,014,200
                                                   ------------
                                                     12,704,481

                                                   ------------
     IT SERVICES-1.19%

     Paychex......................       70,475       2,552,605
     Western Union................      161,580       3,923,162
                                                   ------------
                                                      6,475,767

                                                   ------------
     LEISURE EQUIPMENT & PRODUCTS-0.80%

     Mattel.......................      228,165       4,344,262
                                                   ------------
                                                      4,344,262

                                                   ------------
     MACHINERY-0.43%

     Danaher......................       26,700       2,342,658
                                                   ------------
                                                      2,342,658

                                                   ------------
     MEDIA-2.74%

     Consolidated Media Holdings
      (Australia)................       487,633       1,795,023
  +  Lamar Advertising Class A....      105,085       5,051,436
     News Class A.................      391,400       8,019,786
                                                   ------------
                                                     14,866,245

                                                   ------------
     MULTILINE RETAIL-1.21%

     Nordstrom....................      179,635       6,597,994
                                                   ------------
                                                      6,597,994

                                                   ------------
     OIL, GAS & CONSUMABLE FUELS-6.01%
  +  Electromagnetic Geoservices
      (Norway)...................        11,125         104,402
     Exxon Mobil..................      155,340      14,553,804
     Hess.........................      136,115      13,728,559
     Occidental Petroleum.........       55,340       4,260,627
                                                   ------------
                                                     32,647,392

                                                   ------------
     PAPER & FOREST PRODUCTS-1.14%

     Weyerhaeuser.................       83,990       6,193,423
                                                   ------------
                                                      6,193,423

                                                   ------------
     PERSONAL PRODUCTS-0.80%

     Avon Products................      110,370       4,362,926
                                                   ------------
                                                      4,362,926
                                                   ------------
     PHARMACEUTICALS-3.69%

     Merck........................      172,880      10,046,057
     Roche Holding (Switzerland)..       57,956      10,002,818
                                                   ------------
                                                     20,048,875
                                                   ------------
     REAL ESTATE MANAGEMENT & DEVELOPMENT-0.66%
     Hang Lung Properties (Hong
      Kong)......................       787,000       3,562,365
                                                   ------------
                                                      3,562,365

                                                   ------------
     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-3.91%
  +  Cypress Semiconductor........      152,055       5,478,542
     KLA-Tencor...................      159,805       7,696,208
  +  Marvell Technology Group
      (Bermuda)..................       263,025       3,677,090
     Texas Instruments............      131,075       4,377,905
                                                   ------------
                                                     21,229,745

                                                   ------------
     SOFTWARE-6.81%
  +  Amdocs (United Kingdom)......      122,885       4,235,846
  +  Electronic Arts..............       83,150       4,856,792
     Microsoft....................      546,015      19,438,133
  +  Oracle.......................      374,685       8,460,387
                                                   ------------
                                                     36,991,158

                                                   ------------
     SPECIALTY RETAIL-1.29%

     Esprit Holdings (Hong Kong)..       18,500         275,181
     Staples......................      291,532       6,725,643
                                                   ------------
                                                      7,000,824

                                                   ------------
     THRIFT & MORTGAGE FINANCE-0.39%

     Fannie Mae...................       52,775       2,109,945
                                                   ------------
                                                      2,109,945

                                                   ------------
     TOBACCO-1.10%

     Altria Group.................       79,370       5,998,785
                                                   ------------
                                                      5,998,785

                                                   ------------
     TRANSPORTATION INFRASTRUCTURE-0.12%

     China Merchants Holdings
      International (Hong Kong)..       106,000         659,229
                                                   ------------
                                                        659,229

                                                   ------------
     WIRELESS TELECOMMUNCIATION SERVICES-2.77%

     America Movil ADR............       97,100       5,960,969
  +  Crown Castle International...      217,840       9,062,144
                                                   ------------
                                                     15,023,113
                                                   ------------
     TOTAL COMMON STOCK
      (COST $449,216,517)........                   534,599,260
                                                   ------------


                                      PRINCIPAL
                                       AMOUNT
                                      (U.S. $)
 =/  DISCOUNT NOTE-1.13%
     Federal Home Loan Bank
      3.10% 1/2/08...............    $6,100,000       6,099,746
                                                   ------------
     TOTAL DISCOUNT NOTE
      (COST $6,099,746)..........                     6,099,746
                                                   ------------







                     LVIP Janus Capital Appreciation Fund-5

LVIP JANUS CAPITAL APPRECIATION FUND
STATEMENT OF NET ASSETS (CONTINUED)

TOTAL VALUE OF SECURITIES-99.56% (COST $455,316,263)..........................   $ 540,699,006
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.44%.........................       2,410,345
                                                                                 -------------
NET ASSETS APPLICABLE TO 22,479,246 SHARES OUTSTANDING-100.00%................   $ 543,109,351
                                                                                 =============
NET ASSET VALUE-LVIP JANUS CAPITAL APPRECIATION FUND STANDARD CLASS
  ($506,899,920 / 20,972,792 SHARES)..........................................         $24.169
                                                                                       =======
NET ASSET VALUE-LVIP JANUS CAPITAL APPRECIATION FUND SERVICE CLASS
  ($36,209,431 / 1,506,454 SHARES)............................................         $24.036
                                                                                       =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par)................   $ 625,908,183
Undistributed net investment income...........................................         506,665
Accumulated net realized loss on investments..................................    (168,895,617)
Net unrealized appreciation of investments and foreign currencies.............      85,590,120
                                                                                 -------------
Total net assets..............................................................   $ 543,109,351
                                                                                 =============




----------

+ Non-income producing security for the year ended December 31, 2007.

=/The rate shown is the effective yield at the time of purchase.

SUMMARY OF ABBREVIATIONS:
ADR-American Depositary Receipt
CHF-Swiss Francs
GBP-British Pound Sterling
HKD-Hong Kong Dollar
NOK-Norwegian Kroner
USD-United States Dollar

The following foreign currency exchange contracts were outstanding at December 31, 2007:

FOREIGN CURRENCY EXCHANGE CONTRACTS(1)

                                                                                                UNREALIZED
   CONTRACTS TO                                                                                APPRECIATION
RECEIVE (DELIVER)            IN EXCHANGE FOR                 SETTLEMENT DATE                  (DEPRECIATION)
-----------------            ---------------                 ---------------                  --------------
CHF (1,254,580)               USD 1,101,315                       1/3/08                         $ (5,780)
GBP (306,198)                 USD   610,696                       1/2/08                            2,327
GBP (250,000)                 USD   513,300                       5/2/08                           18,366
GBP (4,070,000)               USD 8,227,729                      5/14/08                          173,499
HKD 401,970                   USD  (51,531)                       1/2/08                               13
HKD 964,734                   USD (123,636)                       1/3/08                               77
NOK (87,621)                  USD    16,048                       1/3/08                              (75)
                                                                                                 --------
                                                                                                 $188,427
                                                                                                 ========



The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

----------

(1) See Note 8 in "Notes to Financial Statements."

                             See accompanying notes


                     LVIP Janus Capital Appreciation Fund-6

LVIP JANUS CAPITAL APPRECIATION FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2007




INVESTMENT INCOME:
Dividends............................   $ 5,796,973
Interest.............................       570,693
Foreign tax withheld.................       (88,215)
                                        -----------
                                          6,279,451
                                        -----------
EXPENSES:
Management fees......................     4,161,942
Accounting and administration
 expenses...........................        264,662
Reports and statements to
 shareholders.......................         68,061
Distribution expenses-Service Class..        63,643
Custodian fees.......................        51,861
Professional fees....................        32,358
Trustees' fees.......................        10,686
Other................................        24,852
                                        -----------
                                          4,678,065
Less expenses waived.................      (733,530)
Less expense paid indirectly.........        (5,439)
                                        -----------
Total operating expenses.............     3,939,096
                                        -----------
NET INVESTMENT INCOME................     2,340,355
                                        -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES:
Net realized gain (loss) on:
 Investments........................     81,668,026
 Foreign currencies.................       (497,665)
                                        -----------
Net realized gain on investments and
 foreign currencies.................     81,170,361
Net change in unrealized
 appreciation/depreciation on
 investments and foreign
 currencies.........................     16,338,396
                                        -----------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN
 CURRENCIES.........................     97,508,757
                                        -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS....................    $99,849,112
                                        ===========




                             See accompanying notes

LVIP JANUS CAPITAL APPRECIATION FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                          YEAR ENDED
                                   12/31/07        12/31/06
                                -------------   -------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income........   $   2,340,355   $   1,359,562
Net realized gain on
 investments and foreign
 currencies.................       81,170,361      85,368,580
Net change in unrealized
 appreciation/depreciation
 of investments and foreign
 currencies.................       16,338,396     (39,612,534)
                                -------------   -------------
Net increase in net assets
 resulting from operations..       99,849,112      47,115,608
                                -------------   -------------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS FROM:
Net investment income:
 Standard Class..............      (1,484,497)       (900,000)
 Service Class...............         (19,995)             --
                                -------------   -------------
                                   (1,504,492)       (900,000)
                                -------------   -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class..............      99,688,375       5,462,179
 Service Class...............      28,244,478       7,201,205
Net asset value of shares
 issued upon reinvestment of
 dividends and
 distributions:
 Standard Class..............       1,484,497         900,000
 Service Class...............          19,995              --
Net assets from merger*
 Standard Class..............       7,913,217              --
 Service Class...............         417,342              --
                                -------------   -------------
                                  137,767,904      13,563,384
                                -------------   -------------
Cost of shares repurchased:
 Standard Class..............    (189,647,152)   (107,249,967)
 Service Class...............      (8,491,477)     (4,072,681)
                                -------------   -------------
                                 (198,138,629)   (111,322,648)
                                -------------   -------------
Decrease in net assets
 derived from capital share
 transactions...............      (60,370,725)    (97,759,264)
                                -------------   -------------
NET INCREASE (DECREASE) IN
 NET ASSETS.................       37,973,895     (51,543,656)
NET ASSETS:
Beginning of year............     505,135,456     556,679,112
                                -------------   -------------
End of year (including
 undistributed net
 investment income of
 $506,665 and $108,075,
 respectively)..............    $ 543,109,351   $ 505,135,456
                                =============   =============




----------

(*) See Note 7 in "Notes to Financial Statements"

                             See accompanying notes



                     LVIP Janus Capital Appreciation Fund-7

LVIP JANUS CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                              LVIP JANUS CAPITAL APPRECIATION FUND STANDARD CLASS
                                                                                 YEAR ENDED
                                               12/31/07         12/31/06          12/31/05          12/31/04         12/31/03(1)
                                               ---------------------------------------------------------------------------------
Net asset value, beginning of period........   $ 20.116         $ 18.376          $ 17.680          $ 16.793           $ 12.678

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2).............      0.095            0.051             0.038            (0.009)            (0.014)
Net realized and unrealized gain on
  investments and foreign currencies........      4.019            1.725             0.704             0.896              4.129
                                               --------         --------          --------          --------           --------
Total from investment operations............      4.114            1.776             0.742             0.887              4.115
                                               --------         --------          --------          --------           --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................     (0.061)          (0.036)           (0.046)               --                 --
                                               --------         --------          --------          --------           --------
Total dividends and distributions...........     (0.061)          (0.036)           (0.046)               --                 --
                                               --------         --------          --------          --------           --------

Net asset value, end of period..............   $ 24.169         $ 20.116          $ 18.376          $ 17.680           $ 16.793
                                               ========         ========          ========          ========           ========

Total return(3).............................     20.42%            9.67%             4.20%             5.28%             32.45%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....   $506,900         $488,232          $544,301          $659,385           $789,544
Ratio of expenses to average net assets.....      0.69%            0.70%             0.73%             0.80%              0.82%
Ratio of expenses to average net assets
 prior to fees waived and expense paid
 indirectly................................       0.82%            0.83%             0.83%             0.81%              0.82%
Ratio of net investment income (loss) to
 average net assets........................       0.43%            0.27%             0.22%            (0.06%)            (0.10%)
Ratio of net investment income (loss) to
 average net assets prior to fees waived
 and expense paid indirectly...............       0.30%            0.14%             0.12%            (0.07%)            (0.10%)
Portfolio turnover..........................       123%              99%               85%               33%                21%



----------

(1) Effective April 30, 2003, the Lincoln National Capital Appreciation Fund, Inc. was merged into the Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes



                     LVIP Janus Capital Appreciation Fund-8

LVIP JANUS CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                LVIP JANUS CAPITAL APPRECIATION FUND SERVICE CLASS
                                                                                                                      5/15/03(1)
                                                                           YEAR ENDED                                     TO
                                                  12/31/07         12/31/06         12/31/05         12/31/04          12/31/03
                                                  ------------------------------------------------------------------------------
Net asset value, beginning of period...........    $20.014          $18.294          $17.608          $16.766           $14.021

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)................      0.040            0.004           (0.006)          (0.051)           (0.036)
Net realized and unrealized gain on investments
 and foreign currencies.......................       3.996            1.716            0.700            0.893             2.781
                                                   -------          -------          -------          -------           -------
Total from investment operations...............      4.036            1.720            0.694            0.842             2.745
                                                   -------          -------          -------          -------           -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income..........................     (0.014)              --           (0.008)              --                --
                                                   -------          -------          -------          -------           -------
Total dividends and distributions..............     (0.014)              --           (0.008)              --                --
                                                   -------          -------          -------          -------           -------

Net asset value, end of period.................    $24.036          $20.014          $18.294          $17.608           $16.766
                                                   =======          =======          =======          =======           =======

Total return(3)................................     20.11%            9.40%            3.94%            5.02%            19.58%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)........    $36,209          $16,903          $12,378          $ 3,812           $   458
Ratio of expenses to average net assets........      0.94%            0.95%            0.98%            1.05%             1.06%
Ratio of expenses to average net assets prior
 to fees waived and expense paid indirectly...       1.07%            1.08%            1.08%            1.06%             1.06%
Ratio of net investment income (loss) to
 average net assets...........................       0.18%            0.02%           (0.03%)          (0.31%)           (0.37%)
Ratio of net investment income (loss) to
 average net assets prior to fees waived and
 expense paid indirectly......................       0.05%           (0.11%)          (0.13%)          (0.32%)           (0.37%)
Portfolio turnover.............................       123%              99%              85%              33%             21%(4)



----------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(4) Porfolio turnover is representative of the Fund for the entire year.

                             See accompanying notes



                     LVIP Janus Capital Appreciation Fund-9

LVIP JANUS CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 31 series. These financial statements and the related notes pertain to the LVIP Janus Capital Appreciation Fund (formerly Lincoln VIP Capital Appreciation Fund) (the "Fund"). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is long-term growth of capital in a manner consistent with the preservation of capital.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust are allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distribution received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of

                     LVIP Janus Capital Appreciation Fund-10

LVIP JANUS CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


the applicable country's tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gains on investment in the accompanying financial statements and totaled $75,992 for the year ended December 31, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Lincoln Investment Advisors Corporation (LIA) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. LIA is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIA receives a management fee at an annual rate of 0.75% of the first $500 million of the average daily net assets of the Fund and 0.70% of the average daily net assets of the Fund in excess of $500 million.

Prior to April 30, 2007, Delaware Management Company (DMC), a series of Delaware Management Business Trust and subsidiary of LNC, acted as the Fund's investment advisor and was compensated according to the same advisory fee rate.

LIA has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is 0.15% on the first $100 million of average daily net assets of the Fund; 0.10% on the next $150 million; 0.15% on the next $250 million; 0.10% on the next $250 million; 0.15% on the next $750 million; and 0.20% of average daily net assets in excess of $1.5 billion. The fee waiver will renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

Janus Capital Management LLC (the "Sub-Advisor") is responsible for the day-to-day management of the Fund's investment portfolio. For these services, LIA, not the Fund, pays the Sub-Advisor at an annual rate of 0.40% for the first $250 million of the Fund's average daily net assets, 0.35% of the next $500 million of the Fund's average daily net assets, 0.30% of the next $750 million of the Fund's average daily net assets and 0.25% of the excess of the Fund's average daily net assets over $1.5 billion.

Effective October 1, 2007, Mellon Bank, N.A. provides fund accounting and financial administration services to the Fund. For these services, the Fund pays Mellon a monthly fee based on average net assets, subject to certain minimums.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets. Prior to October 1, 2007, DSC provided fund accounting and financial administration to the Fund for which it received a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2007, the Fund was charged $177,114 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust was charged $553,000 for the year ended December 31, 2007, which was allocated to the funds based on average net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2007, fees for administrative and support services amounted to $24,489 and $11,267, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2007, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIA..........   $282,174
Fees Payable to DSC.....................      1,149
Distribution Fees Payable to LFD........      7,565


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2007, the Fund made purchases of $669,866,474 and sales of $733,594,296 of investment securities other than short-term investments.

At December 31, 2007, the cost of investments for federal income tax purposes was $459,267,084. At December 31, 2007, net unrealized appreciation was $81,431,922, of which $94,370,168 related to unrealized appreciation of investments and $12,938,246 related to unrealized depreciation of investments.


                     LVIP Janus Capital Appreciation Fund-11

LVIP JANUS CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 were as follows:

                                     YEAR              YEAR
                                     ENDED             ENDED
                                   12/31/07          12/31/06
                                  ----------         --------
Ordinary Income................   $1,504,492         $900,000


5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest........   $ 625,908,183
Undistributed ordinary income........         695,002
Capital loss carryforwards...........    (164,944,796)
Unrealized appreciation of
  investments and foreign
  currencies.........................      81,450,962
                                        -------------
Net assets...........................   $ 543,109,351
                                        =============



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark to market of foreign currency contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Fund recorded the following reclassifications:

                     ACCUMULATED NET
                         REALIZED
UNDISTRIBUTED NET        LOSS ON
INVESTMENT INCOME      INVESTMENTS      PAID-IN CAPITAL
-----------------    ---------------    ---------------
    $(437,273)           $497,665          $(60,392)


For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $85,475,479 was utilized in 2007. Capital loss carryforwards remaining at December 31, 2007 will expire as follows: $11,075,715 expires in 2009, $123,927,079 expires in 2010 and
$29,942,002 expires in 2011.

6. CAPITAL SHARES
Transactions in capital shares were as follows:

                                    YEAR               YEAR
                                    ENDED              ENDED
                                  12/31/07           12/31/06
                                 ----------         ----------
Shares sold:
 Standard Class..............     4,842,048            290,735
 Service Class...............     1,029,734            386,947
Shares issued upon
 reinvestment of dividends
 and distributions:
 Standard Class..............        65,221             46,036
 Service Class...............           883                 --
Shares issued from merger(1):
 Standard Class..............       370,695                 --
 Service Class...............        19,435                 --
                                 ----------         ----------
                                  6,328,016            723,718
                                 ----------         ----------
Shares repurchased:
 Standard Class..............    (8,575,625)        (5,687,096)
 Service Class...............      (388,171)          (219,003)
                                 ----------         ----------
                                 (8,963,796)        (5,906,099)
                                 ----------         ----------
Net decrease..................   (2,635,780)        (5,182,381)
                                 ==========         ==========




----------

(1) See Note 7.


                     LVIP Janus Capital Appreciation Fund-12

LVIP JANUS CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


7. FUND MERGER
Effective April 30, 2007, the Fund acquired all assets and assumed all of the liabilities of LVIP Growth Fund (the "Acquired Fund"), an open-end investment company, in exchange for shares of the Fund pursuant to a Plan and Agreement of Reorganization (the "Reorganization"). The shareholders of the Acquired Fund received shares of the respective class of the Fund equal to the aggregate net asset value of their shares in the Acquired Fund prior to the Reorganization.

The Reorganization was treated as a non-taxable event and, accordingly, the Fund's basis in securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated gain of the Acquired Fund as of the close of business on April 27, 2007, were as follows:

Net assets.............................  $8,330,559
Accumulated net realized loss..........     (52,365)
Net unrealized appreciation............   1,699,577


The net assets of the Fund prior to the Reorganization were $590,275,179. The combined net assets after the Reorganization were $598,605,738.

8. FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in receivables and other assets net of liabilities on the statement of net assets.

9. MARKET RISK
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund. At December 31, 2007, the Fund did not have investments in excess of 5% of net assets in any individual foreign country.

The Fund may invest its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

10. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                     LVIP Janus Capital Appreciation Fund-13

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
LVIP Janus Capital Appreciation Fund

We have audited the accompanying statement of net assets of the LVIP Janus Capital Appreciation Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Janus Capital Appreciation Fund of Lincoln Variable Insurance Products Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 14, 2008


                     LVIP Janus Capital Appreciation Fund-14

LVIP JANUS CAPITAL APPRECIATION FUND
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2007, the Fund designates dividends and distributions paid during the year as follows:

     (A)              (B)
  LONG-TERM         ORDINARY
 CAPITAL GAIN        INCOME           TOTAL            (C)
DISTRIBUTIONS    DISTRIBUTIONS    DISTRIBUTIONS     QUALIFYING
 (TAX BASIS)      (TAX BASIS)      (TAX BASIS)     DIVIDEND(1)
-------------    -------------    -------------    -----------
      --              100%             100%            100%



----------

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on percentage of the Fund's ordinary income distribution.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

APPROVAL OF SUB-ADVISORY AGREEMENT

On August 13, 2007, the Board of Trustees of Lincoln Variable Insurance Products Trust (the "Trust"), met to consider, among other things, the renewal of the sub-advisory agreement with Janus Capital Management LLC ("Janus") for the LVIP Janus Capital Appreciation Fund (the "Fund").

The Independent Trustees reported that they had requested and reviewed materials provided by Lincoln Investment Advisors Corporation ("LIAC") and Janus prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment advisory and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, Janus provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including its Form ADV, information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information for the Fund compared to the performance of a peer group of funds and/or a securities market index and data comparing the Fund's sub-advisory fees to an expense peer group of funds and/or to similarly managed funds. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the "interested" Trustee and officers and employees of Lincoln Life and LIAC to consider renewal of the sub-advisory agreement for the Fund.

In considering the renewal of the investment sub-advisory agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. With respect to the sub-advisory agreement for the Fund, the Independent Trustees noted that although the investment management agreements with LIAC was not currently being reviewed, LIAC's performance in supervising Janus to date has been satisfactory. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund to renew the sub-advisory agreement and accordingly, recommended to the Board of Trustees the renewal of the agreement.

SUB-ADVISORY AGREEMENT.

In considering the renewal of the sub-advisory agreement between LIAC and Janus on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by Janus under the sub-advisory agreement. The Independent Trustees considered the services provided by Janus, the background of the new portfolio manager, the research, trading and compliance resources that Janus uses and Janus' brokerage arrangements. The Independent Trustees reviewed the investment performance of the Fund compared to its Lipper performance peer group and a securities market index and noted that although the Fund underperformed in the long-term compared to its Lipper performance peer group, the Fund's short-term performance was above the average of its Lipper performance peer group. The Independent Trustees concluded that the services provided by Janus were acceptable. The Independent Trustees considered the sub-advisory fee schedule under the sub-advisory agreement, which includes breakpoints, and reviewed the fee rates charged to other funds managed by Janus and concluded that the sub-advisory fee was reasonable. The Independent Trustees reviewed profitability data and noted that the information provided by Janus, which indicated that Janus incurred a loss managing the Fund for the year ended May 31, 2007, was primarily due to brokerage costs absorbed by Janus in connection with the change in the Fund's portfolio manager. The Independent Trustees also considered that the sub-advisory fee schedule was negotiated at arm's length between DMC, LIAC's predecessor, and Janus, an unaffiliated third party, and that LIAC compensates Janus from its fees. The Independent Trustees reviewed materials provided by Janus as to any additional benefits it receives and noted that Janus has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Janus.

At the August 13(th) meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the renewal of the sub-advisory agreement and the fees and other amounts to be paid under the agreement.


                     LVIP Janus Capital Appreciation Fund-15

OFFICER/TRUSTEE INFORMATION FOR LINCOLN VIP TRUST


                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Kelly D.               Chairman,        Chairman since    Vice President, The Lincoln National             32        Lincoln
Clevenger(1)           President        August 1995;      Life Insurance Company.  Executive Vice                    Retirement
1300 S. Clinton        and Trustee      President and     President, Lincoln Retirement Services                     Services
Street                                  Trustee since     Company, LLC; Second Vice President,                       Company,
Fort Wayne, IN 46802                    November 1994     Lincoln Life & Annuity Company of New                      LLC
YOB: 1952                                                 York
Michael D. Coughlin    Trustee          Trustee since     Management Consultant, Coughlin                  32        Merrimack
1300 S. Clinton                         April 2007        Associates                                                 County
Street                                                                                                               Savings Bank;
Fort Wayne, IN 46802                                                                                                 Trustee of
YOB: 1942                                                                                                            Merrimack
                                                                                                                     Bankcorp, MHC.
Nancy L. Frisby        Trustee          Trustee since     Formerly: Senior Vice President and              32        N/A
1300 S. Clinton                         April 1992        Chief Financial Officer, DeSoto Memorial
Street                                                    Hospital
Fort Wayne, IN 46802
YOB: 1941
Elizabeth S. Hager     Trustee          Trustee since     Executive Director of United Way of              32        N/A
1300 S. Clinton                         April 2007        Merrimack County; Representative, New
Street                                                    Hampshire House of Representatives
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon          Trustee          Trustee since     Professor of Economics and Management,           32        N/A
1300 S. Clinton                         February 2006;    DePauw University
Street                                  Formerly:
Fort Wayne, IN 46802                    Advisory
YOB: 1948                               Trustee since
                                        November  2004
Thomas D. Rath         Trustee          Trustee since     Partner, Rath, Young and Pignatelli              32        Associated
1300 S. Clinton                         April 2007                                                                   Grocers
Street                                                                                                               of New England
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella      Trustee          Trustee since     President Emeritus, Indiana Health               32        Advisory Board
1300 S. Clinton                         February 1998     Association, Formerly: President,                          of
Street                                                    Indiana Hospital & Health Association                      Harris Bank
Fort Wayne, IN 46802
YOB: 1943
David H. Windley       Trustee          Trustee since     Retired Director of Blue & Co., LLC.             32        Meridian
1300 S. Clinton                         August 2004                                                                  Investment
Street                                                                                                               Advisors, Inc.
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary        Secretary since   Secretary, Lincoln VIP Trust; Formerly:         N/A        N/A
1300 S. Clinton                         February 1995     Secretary and Assistant Vice President,
Street                                                    The Lincoln National Life Insurance
Fort Wayne, IN 46802                                      Company
YOB: 1954
William P. Flory,      Second Vice      Second Vice       Second Vice President and Director of           N/A        N/A
Jr.(1)                 President and    President since   Separate Account Operations and Mutual
1300 S. Clinton        Chief            August 2007;      Fund Administration, The Lincoln
Street                 Accounting       Chief             National Life Insurance Company;
Fort Wayne, IN 46802   Officer          Accounting        Formerly: Second Vice President and
YOB: 1961                               Officer           Director of Corporate Procurement and
                                        since May 2006    Assistant Vice President of Separate
                                                          Account Operations and Mutual Fund
                                                          Administration, The Lincoln National
                                                          Life Insurance Company
Rise' C.M. Taylor(1)   Vice President   Vice President    Vice President and Treasurer, The               N/A        N/A
1300 S. Clinton        and              since August      Lincoln National Life Insurance Company;
Street                 Treasurer        2003 and          Vice President and Treasurer, Lincoln
Fort Wayne, IN 46802                    Treasurer since   Life & Annuity Company of New York
YOB: 1967                               May 2006;
                                        Formerly:
                                        Assistant
                                        Treasurer since
                                        August 2003
Kevin J. Adamson(1)    Second Vice      Second Vice       Second Vice President, Director of Funds        N/A        N/A
1300 S. Clinton        President        President since   Managements, The Lincoln National Life
Street                                  May 2006          Insurance Company; Formerly: Director of
Fort Wayne, IN 46802                                      Financial Operations, Swiss Re/Lincoln
YOB: 1966                                                 Re

                     LVIP Janus Capital Appreciation Fund-16

                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John A. Weston(1)      Chief            Chief             Vice President for Fund and Advisor             N/A        N/A
1300 S. Clinton        Compliance       Compliance        Compliance, The Lincoln National Life
Street                 Officer          Officer since     Insurance Company; Treasurer, Jefferson
Fort Wayne, IN 46802                    May 2007          Pilot Variable Fund, Inc.
YOB: 1959
Michael Schulitz(1)    Second Vice      Second Vice       Second Vice President, Product                  N/A        N/A
1300 S. Clinton        President        President since   Marketing, The Lincoln National Life
Street                                  August 2007       Insurance Company
Fort Wayne, IN 46802
YOB: 1968
David Weiss(1)         Assistant Vice   Assistant Vice    Assistant Vice President, Funds                 N/A        N/A
1300 S. Clinton        President        President since   Management Research, The Lincoln
Street                                  August 2007       National Life Insurance Company;
Fort Wayne, IN 46802                                      Formerly:  Director, Funds Management
YOB: 1976                                                 Research; Mutual Fund/Securities
                                                          Analyst; Senior Mutual Fund Analyst,
                                                          Jefferson Pilot Corp.



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.




                     LVIP Janus Capital Appreciation Fund-17

                                          LVIP MARSICO INTERNATIONAL GROWTH FUND
                          (MARSICO INTERNATIONAL LOGO)

                          LVIP Marsico International
                          Growth Fund
                            a series of Lincoln Variable
                            Insurance Products Trust
                          Annual Report
                          December 31, 2007





                                          LVIP MARSICO INTERNATIONAL GROWTH FUND


                                        (FORMERLY INTERNATIONAL EQUITY PORTFOLIO
                                A SERIES OF JEFFERSON PILOT VARIABLE FUND, INC.)

LVIP MARSICO INTERNATIONAL GROWTH FUND

INDEX



COMMENTARY                                                                 1

DISCLOSURE OF FUND EXPENSES                                                2

COUNTRY AND SECTOR ALLOCATIONS AND TOP 10 EQUITY HOLDINGS                  3

STATEMENT OF NET ASSETS                                                    4

STATEMENT OF OPERATIONS                                                    6

STATEMENTS OF CHANGES IN NET ASSETS                                        6

FINANCIAL HIGHLIGHTS                                                       7

NOTES TO FINANCIAL STATEMENTS                                              9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                   13

OTHER FUND INFORMATION                                                    14

OFFICER/TRUSTEE INFORMATION                                               15


LVIP MARSICO INTERNATIONAL GROWTH FUND
2007 ANNUAL REPORT COMMENTARY

Managed by:
                                                                          (LOGO)

The Fund returned 20.55% (Standard Class shares with distributions reinvested) for the year ended December 31, 2007, while its benchmark, the MSCI EAFE Index*, returned 11.63%.

International equity performance in developed markets was solid during the year ended December 31, 2007, surpassing their US equity counterparts. Part of the outperformance of this asset class was attributable to a generally weaker US dollar, which favored US-based investors in international equities. Gains in developed markets, as measured by the MSCI EAFE Index, were widespread -- nine of the ten sectors of the MSCI EAFE Index posted positive returns. Emerging markets rose even higher than developed markets, benefiting from rising commodity and natural resource prices and robust economic growth in many international markets.

The Fund's stock selection within the energy (Petroleo Brasileiro SA and CNOOC Ltd.) and information technology (Research In Motion Ltd. and Nintendo Co.) sectors was a material positive contributor to performance results. Stock selection in the telecommunication services sector (China Mobile Ltd. and America Movil) was an additional area of strength. During the reporting period, the Fund maintained, on average, an underweighted posture in the weak-performing financials sector, which helped returns. In addition, certain financials holdings (Unibanco-Uniao de Bancos Brasileiros SA and Man Group PLC) performed well.

Currency fluctuations may at times affect the Fund's investment results because its foreign holdings are denominated in foreign currencies whose value may rise or fall against the dollar. Such fluctuations had a material, negative impact on the Fund's performance during the reporting period. A specific holding in the pharmaceuticals biotechnology & life sciences industry (Chugai Pharmaceutical Co. -- sold) emerged as the largest individual detractor from performance for the period. Certain consumer discretionary (Melco PBL Entertainment -- sold, Toyota Motor Corp. -- sold, and Grupo Televisa SA) and financials (Chuo Mitsui Trust Holdings and Northern Rock -- sold) holdings also performed poorly.

James G. Gendelman
Marsico Capital Management, LLC


Growth of $10,000 invested 1/1/98 through 12/31/07

(LINE GRAPH)

                                   MARSICO INTERNATIONAL
                                        GROWTH FUND
                                       STANDARD CLASS       MSCI EAFE
                                           SHARES           NET INDEX
                                   ---------------------    ---------
1/1/98                                    10000.00           10000.00
                                          12166.00           12033.00
                                          16124.00           15318.00
                                          12304.00           13180.00
                                           9477.00           10385.00
                                           7317.00            8759.00
                                           9613.00           12190.00
                                          11250.00           14713.00
                                          13439.00           16755.00
                                          16661.00           21280.00
12/31/07                                  20084.00           23755.00




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Marsico International Growth Fund Standard Class shares on 1/1/98. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $20,084. For comparison, look at how the MSCI EAFE Index did over the same period. The same $10,000 investment would have grown to $23,755. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns               Ended
on investment                            12/31/07
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
One Year                                  +20.55%
-------------------------------------------------
Five Years                                +22.37%
-------------------------------------------------
Inception (1/1/98)                         +7.22%
-------------------------------------------------
Service Class Shares
-------------------------------------------------
Inception (4/30/07)                       +15.15%
-------------------------------------------------



* The MSCI EAFE Index measures performance of securities in Europe, Australasia, and the Far East.



                    LVIP Marsico International Growth Fund-1

LVIP MARSICO INTERNATIONAL GROWTH FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2007 TO DECEMBER 31, 2007

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's actual expenses shown in the table reflect fee waivers in effect.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                  Expenses
                        Beginning      Ending                   Paid During
                         Account      Account     Annualized       Period
                          Value        Value        Expense      7/1/07 to
                          7/1/07      12/31/07       Ratio       12/31/07*
---------------------------------------------------------------------------
ACTUAL
Standard Class Shares   $1,000.00    $1,119.30       1.02%         $5.45
Service Class Shares     1,000.00     1,118.00       1.27%          6.78
---------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares   $1,000.00    $1,020.06       1.02%         $5.19
Service Class Shares     1,000.00     1,018.80       1.27%          6.46
---------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                    LVIP Marsico International Growth Fund-2

LVIP MARSICO INTERNATIONAL GROWTH FUND

COUNTRY AND SECTOR ALLOCATIONS AND TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2007

Country and sector designations may be different than the country and sector designations presented in other Fund materials.


                                           PERCENTAGE
COUNTRY                                  OF NET ASSETS
------------------------------------------------------
COMMON STOCK                                  92.26%
------------------------------------------------------
Australia                                      1.83%
Austria                                        1.05%
Brazil                                         9.62%
Canada                                         4.53%
China                                          0.49%
France                                        14.56%
Germany                                        7.47%
Greece                                         0.48%
Hong Kong                                      4.60%
India                                          1.74%
Japan                                          7.86%
Mexico                                         3.63%
Netherlands                                    1.61%
Republic of Korea                              1.62%
Singapore                                      0.76%
South Africa                                   1.74%
Switzerland                                   14.99%
United Kingdom                                11.12%
United States                                  2.56%
------------------------------------------------------
SHORT-TERM INVESTMENT                          8.39%
------------------------------------------------------
TOTAL VALUE OF SECURITIES                    100.65%
------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS                                (0.65%)
------------------------------------------------------
TOTAL NET ASSETS                             100.00%
------------------------------------------------------



Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any securities.

                                           PERCENTAGE
TOP 10 EQUITY HOLDINGS                   OF NET ASSETS
------------------------------------------------------
Continental                                   4.33%
Petroleo Brasileiro ADR                       3.98%
Tesco                                         3.93%
Electricite de France                         2.97%
Holcim                                        2.94%
British Sky Broadcasting Group                2.69%
Veolia Environnement                          2.63%
Nintendo                                      2.51%
Nestle                                        2.48%
Research in Motion                            2.45%
------------------------------------------------------
TOTAL                                        30.91%
------------------------------------------------------





                                           PERCENTAGE
SECTOR                                   OF NET ASSETS
------------------------------------------------------
Aerospace & Defense                           0.53%
Auto Components                               4.33%
Automobiles                                   1.93%
Beverages                                     2.60%
Biotechnology                                 2.33%
Building Products                             0.96%
Capital Markets                               5.98%
Chemicals                                     4.31%
Commercial Banks                              6.95%
Communications Equipment                      2.45%
Computers & Peripherals                       0.47%
Construction & Engineering                    3.93%
Construction Materials                        2.94%
Distributors                                  0.27%
Electric Utilities                            3.45%
Electrical Equipment                          2.50%
Energy Equipment & Services                   0.98%
Food Products                                 4.07%
Hotels, Restaurants & Leisure                 4.54%
Household Durables                            2.14%
Insurance                                     1.34%
Internet Software & Services                  0.49%
IT Services                                   0.94%
Machinery                                     0.69%
Media                                         5.96%
Multiline Retail                              1.98%
Multi-Utilities & Unregulated Power           2.63%
Oil, Gas & Consumable Fuels                   5.00%
Pharmaceuticals                               1.41%
Real Estate Management & Development          0.76%
Semiconductors & Semiconductor
  Equipment                                   1.61%
Software                                      2.52%
Specialty Retail                              2.10%
Trading Company & Distributors                1.31%
Transportation Infrastructure                 0.98%
Wireless Telecommunication Services           4.88%
------------------------------------------------------
TOTAL                                        92.26%
------------------------------------------------------





                    LVIP Marsico International Growth Fund-3

LVIP MARSICO INTERNATIONAL GROWTH FUND
STATEMENT OF NET ASSETS
December 31, 2007



                                       NUMBER OF        VALUE
                                        SHARES        (U.S. $)
     COMMON STOCK-92.26%
     AUSTRALIA-1.83%
     CSL...........................       96,596    $  3,078,294
     Macquarie Group...............       17,302       1,155,523
                                                    ------------
                                                       4,233,817
                                                    ------------
     AUSTRIA-1.05%
     Erste Bank der
      Oesterreichischen
      Sparkassen..................        34,468       2,439,676
                                                    ------------
                                                       2,439,676
                                                    ------------
     BRAZIL-9.62%
     All America Latina Logistica..       92,955       1,203,193
  +  Bovespa Holding...............      214,700       4,137,197
     Gafisa........................      119,270       2,223,916
     Petroleo Brasileiro ADR.......       79,868       9,203,988
     Redecard......................      133,800       2,164,854
     Unibanco-Uniao de Bancos
      Brasileiros GDR.............        23,839       3,328,878
                                                    ------------
                                                      22,262,026
                                                    ------------
     CANADA-4.53%
     Potash Corp. of Saskatchewan..       26,866       3,867,629
  +  Research in Motion............       50,022       5,672,495
     Rogers Communications Class
      B...........................        20,760         939,867
                                                    ------------
                                                      10,479,991
                                                    ------------
     CHINA-0.49%
  +  Baidu.com ADR.................        2,912       1,136,816
                                                    ------------
                                                       1,136,816
                                                    ------------
     FRANCE-14.56%
     Accor.........................       58,157       4,642,626
     Alstom........................       10,613       2,276,826
  +  Cie Generale de Geophysique-
      Veritas.....................         7,951       2,262,719
     Electricite de France.........       57,741       6,866,093
     Groupe Danone.................       41,113       3,684,019
     JC Decaux.....................       83,320       3,270,965
     PPR...........................       28,590       4,589,667
     Veolia Environnement..........       66,816       6,089,579
                                                    ------------
                                                      33,682,494
                                                    ------------
     GERMANY-7.47%
     Continental...................       77,352      10,017,638
     Daimler.......................       46,112       4,455,658
     GEA Group.....................       46,437       1,585,144
     MTU Aero Engines Holding......       21,630       1,235,841
                                                    ------------
                                                      17,294,281
                                                    ------------
     GREECE-0.48%
     Public Power..................       21,200       1,113,814
                                                    ------------
                                                       1,113,814
                                                    ------------
     HONG KONG-4.60%
     China Merchants Holdings
      International...............       170,000       1,057,255
     China Mobil...................      125,000       2,210,361
     CNOOC.........................    1,388,800       2,364,975
     Esprit Holdings...............      146,000       2,171,700
     Li & Fung.....................      156,000         630,121
     Shagri-La Asia................      706,369       2,219,150
                                                    ------------
                                                      10,653,562
                                                    ------------
     INDIA-1.74%
     ICICI Bank ADR................       65,270       4,014,105
                                                    ------------
                                                       4,014,105
                                                    ------------
     JAPAN-7.86%
     Chuo Mitsui Trust Holdings....      282,000       2,167,091
     Daikin Industries.............       39,748       2,231,191
     Fujitsu.......................      162,000       1,093,848
     Marubeni......................      427,000       3,036,325
     Nintendo......................        9,700       5,818,956
     Nomura Holdings...............       67,900       1,153,788
     Yamada Denki..................       23,500       2,690,952
                                                    ------------
                                                      18,192,151
                                                    ------------
     MEXICO-3.63%
     America Movil Series L ADR....       66,915       4,107,912
     Grupo Televisa ADR............      180,953       4,301,253
                                                    ------------
                                                       8,409,165
                                                    ------------
     NETHERLANDS-1.61%
     Heineken......................       57,611       3,717,907
                                                    ------------
                                                       3,717,907
                                                    ------------
     REPUBLIC OF KOREA-1.62%
     Samsung Electronics...........        6,290       3,736,171
                                                    ------------
                                                       3,736,171
                                                    ------------
     SINGAPORE-0.76%
     CapitaLand....................      404,000       1,757,314
                                                    ------------
                                                       1,757,314
                                                    ------------
     SOUTH AFRICA-1.74%
     MTN Group.....................      215,893       4,027,277
                                                    ------------
                                                       4,027,277
                                                    ------------
     SWITZERLAND-14.99%
     ABB...........................      121,571       3,499,202
  +  Actelion......................       50,292       2,309,802
     Credit Suisse Group...........       64,497       3,875,625
     Holcim........................       63,494       6,795,925
     Julius Baer Holding...........       51,481       4,251,850
     Lonza Group...................       40,732       4,938,301
     Nestle........................       12,513       5,741,428
     Roche Holding.................       18,936       3,268,227
                                                    ------------
                                                      34,680,360
                                                    ------------

                    LVIP Marsico International Growth Fund-4

LVIP MARSICO INTERNATIONAL GROWTH FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                       NUMBER OF        VALUE
                                        SHARES        (U.S. $)
     COMMON STOCK (CONTINUED)
     UNITED KINGDOM-11.12%
     British Sky Broadcasting
      Group.......................       506,921    $  6,229,383
     Johnson Matthey...............       31,230       1,170,250
     Man Group.....................      299,890       3,390,311
  +  Reckitt Benckiser Group.......       47,321       2,735,974
     Rio Tinto.....................       29,450       3,111,122
     Tesco.........................      960,101       9,094,372
                                                    ------------
                                                      25,731,412
                                                    ------------
     UNITED STATES-2.56%
  +  Las Vegas Sands...............       35,294       3,637,046
     Schlumberger..................       23,299       2,291,923
                                                    ------------
                                                       5,928,969
                                                    ------------
     TOTAL COMMON STOCK
      (COST $188,542,926).........                   213,491,308
                                                    ------------
     SHORT-TERM INVESTMENT-8.39%
     MONEY MARKET INSTRUMENT-8.39%
     Dreyfus Cash Management Fund..   19,414,351      19,414,351
                                                    ------------
     TOTAL SHORT-TERM INVESTMENT
      (COST $19,414,351)..........                    19,414,351
                                                    ------------





TOTAL VALUE OF SECURITIES-100.65% (COST $207,957,277).........................    232,905,659
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.65%).......................    (1,506,045)
                                                                                 ------------
NET ASSETS APPLICABLE TO 12,805,136 SHARES OUTSTANDING-100.00%................   $231,399,614
                                                                                 ============
NET ASSET VALUE-LVIP MARSICO INTERNATIONAL GROWTH FUND STANDARD CLASS
  ($209,614,239 / 11,599,243 SHARES)..........................................        $18.071
                                                                                      =======
NET ASSET VALUE-LVIP MARSICO INTERNATIONAL GROWTH FUND SERVICE CLASS
  ($21,785,375 / 1,205,893 SHARES)............................................        $18.066
                                                                                      =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par)................   $184,737,137
Undistributed net investment income...........................................        636,800
Accumulated net realized gain on investments..................................     21,073,623
Net unrealized appreciation of investments and foreign currencies.............     24,952,054
                                                                                 ------------
Total net assets..............................................................   $231,399,614
                                                                                 ============




----------
 Securities have been classified by country of origin. Classification by type of business has been presented on page 3 in "Country and Sector Allocations."

+ Non-income producing security for the year ended December 31, 2007.

SUMMARY OF ABBREVIATIONS:
ADR-American Depositary Receipts
CHF-Swiss Francs
EUR-European Monetary Unit
GDR-Global Depositary Receipts
USD-United States Dollar

The following foreign currency exchange contracts were outstanding at December 31, 2007:

FOREIGN CURRENCY EXCHANGE CONTRACTS(1)

                                                                                   UNREALIZED
                                                                                  APPRECIATION
CONTRACTS TO RECEIVE (DELIVER)       IN EXCHANGE FOR       SETTLEMENT DATE       (DEPRECIATION)
------------------------------       ---------------       ---------------       --------------
CHF (116,841)                          USD  103,579             1/4/08               $   466
EUR 323,051                            USD (471,720)            1/2/08                  (258)
EUR 320,911                            USD (472,131)            1/3/08                (3,784)
                                                                                     -------
                                                                                     $(3,576)
                                                                                     =======




The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

(1) See Note 7 in "Notes to Financial Statements."

                             See accompanying notes


                    LVIP Marsico International Growth Fund-5

LVIP MARSICO INTERNATIONAL GROWTH FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2007




INVESTMENT INCOME:
Dividends............................   $ 4,055,411
Interest.............................       199,295
Securities lending income............       118,598
Foreign tax withheld.................      (270,830)
                                        -----------
                                          4,102,474
                                        -----------
EXPENSES:
Management fees......................     1,609,500
Custodian fees.......................        65,681
Accounting and administration
 expenses...........................         57,590
Professional fees....................        24,378
Reports and statements to
 shareholders.......................         20,119
Distribution expenses-Service Class..        11,505
Trustees' fees.......................         4,167
Other................................         6,975
                                        -----------
                                          1,799,915
Less expenses waived.................       (11,189)
Less expense paid indirectly.........        (3,961)
                                        -----------
Total operating expenses.............     1,784,765
                                        -----------
NET INVESTMENT INCOME................     2,317,709
                                        -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES:
Net realized gain (loss) on:
  Investments........................    21,498,886
  Foreign currencies.................      (163,020)
                                        -----------
Net realized gain....................    21,335,866
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies.........................      8,672,919
                                        -----------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN
 CURRENCIES.........................     30,008,785
                                        -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS....................    $32,326,494
                                        ===========




                             See accompanying notes


LVIP MARSICO INTERNATIONAL GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                          YEAR ENDED
                                   12/31/07       12/31/06
                                 ------------   ------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
Net investment income.........   $  2,317,709   $    389,916
Net realized gain on
 investments and foreign
 currencies..................      21,335,866      9,143,808
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies..................       8,672,919      7,741,147
                                 ------------   ------------
Net increase in net assets
 resulting from operations...      32,326,494     17,274,871
                                 ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class..............      (1,439,577)       (39,149)
 Service Class...............         (78,223)            --
                                 ------------   ------------
                                   (1,517,800)       (39,149)
                                 ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class..............      67,468,956     85,781,447
 Service Class...............      24,179,837             --
Net asset value of shares
 issued upon reinvestment of
 dividends and distributions:
 Standard Class..............       1,439,577         39,149
 Service Class...............          78,223             --
                                 ------------   ------------
                                   93,166,593     85,820,596
                                 ------------   ------------
Cost of shares repurchased:
 Standard Class..............     (26,964,048)   (16,282,427)
 Service Class...............      (3,147,097)            --
                                 ------------   ------------
                                  (30,111,145)   (16,282,427)
                                 ------------   ------------
Increase in net assets derived
 from capital share
 transactions................      63,055,448     69,538,169
                                 ------------   ------------
NET INCREASE IN NET ASSETS....     93,864,142     86,773,891
NET ASSETS:
Beginning of year.............    137,535,472     50,761,581
                                 ------------   ------------
End of year (including
 undistributed net investment
 income of $636,800 and
 $382,227, respectively).....    $231,399,614   $137,535,472
                                 ============   ============




                             See accompanying notes


                    LVIP Marsico International Growth Fund-6

LVIP MARSICO INTERNATIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS(1)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                             LVIP MARSICO INTERNATIONAL GROWTH FUND STANDARD CLASS
                                                                                   YEAR ENDED
                                                12/31/07         12/31/06         12/31/05         12/31/04         12/31/03(2)
                                                -------------------------------------------------------------------------------
Net asset value, beginning of period.........   $ 15.102         $ 12.190          $10.263          $ 8.794          $   6.792

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(3).....................      0.224            0.059            0.040            0.060              0.040
Net realized and unrealized gain on
 investments and foreign currencies.........       2.875            2.862            1.943            1.434              2.050
                                                --------         --------          -------          -------          ---------
Total from investment operations.............      3.099            2.921            1.983            1.494              2.090
                                                --------         --------          -------          -------          ---------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income........................     (0.130)          (0.009)          (0.056)          (0.025)            (0.088)
                                                --------         --------          -------          -------          ---------
Total dividends and distributions............     (0.130)          (0.009)          (0.056)          (0.025)            (0.088)
                                                --------         --------          -------          -------          ---------
Net asset value, end of period...............   $ 18.071         $ 15.102          $12.190          $10.263          $   8.794
                                                ========         ========          =======          =======          =========
Total return(4)..............................     20.55%           23.97%           19.46%           17.02%           31.38%(5)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)......   $209,614         $137,535          $50,762          $40,496          $  33,189
Ratio of expenses to average net assets......      1.03%            1.12%            1.22%            1.28%              1.29%
Ratio of expenses to average net assets prior
 to fees waived and expense paid
 indirectly.................................       1.04%            1.12%            1.22%            1.28%              1.29%
Ratio of net investment income to average net
 assets.....................................       1.35%            0.44%            0.27%            0.68%              0.52%
Ratio of net investment income to average net
 assets prior to fees waived and expense
 paid indirectly............................       1.34%            0.44%            0.27%            0.68%              0.52%
Portfolio turnover...........................       108%             106%             159%             145%               234%



----------

(1) Effective April 30, 2007, the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. International Equity Portfolio (the "JPVF Fund"). The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

(2) Commencing May 1, 2003, Marsico Capital Management LLC replaced Lombard Odier International Portfolio Management Ltd as the Fund's sub-advisor.

(3) The average shares outstanding method has been applied for per share information for the years ended December 31, 2007 and 2006.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(5) In 2003, the Fund received a non-recurring reimbursement which was recorded as capital contribution. Excluding the effect of this payment from the Fund's ending net asset value per share, the total return for the year ended December 31, 2003 would have been 30.91%.

                             See accompanying notes



                    LVIP Marsico International Growth Fund-7

LVIP MARSICO INTERNATIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout the period were as follows:


                                                         LVIP MARSICO
                                                        INTERNATIONAL
                                                         GROWTH FUND
                                                        SERVICE CLASS
                                                        4/30/07(1) TO
                                                           12/31/07
                                                        -------------
Net asset value, beginning of period.................      $15.782

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2).............................        0.130
Net realized and unrealized gain on investments and
 foreign currencies.................................         2.260
                                                           -------
Total from investment operations.....................        2.390
                                                           -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income................................       (0.106)
                                                           -------
Total dividends and distributions....................       (0.106)
                                                           -------
Net asset value, end of period.......................      $18.066
                                                           =======
Total return(3)......................................       15.15%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)..............      $21,786
Ratio of expenses to average net assets..............        1.28%
Ratio of expenses to average net assets prior to fees
 waived and expense paid indirectly.................         1.29%
Ratio of net investment income to average net
 assets.............................................         1.14%
Ratio of net investment income to average net assets
 prior to fees waived and expense paid indirectly...         1.13%
Portfolio turnover...................................       108%(4)



----------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Portfolio turnover is representative of the Fund for the entire year.

                             See accompanying notes



                    LVIP Marsico International Growth Fund-8

LVIP MARSICO INTERNATIONAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 31 series. These financial statements and the related notes pertain to the LVIP Marsico International Growth Fund (the "Fund"). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products. The Service Class shares commenced operations on April 30, 2007.

Effective April 30, 2007, pursuant to an Agreement and Plan of Reorganization (the "Reorganization"), the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. International Equity Portfolio (the "JPVF Fund"). The shareholders of the JPVF Fund received shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their shares in the JPVF Fund immediately prior to the Reorganization. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the JPVF Fund as of the date of the Reorganization. The JPVF Fund's investment objectives, policies and limitations were identical to those of the Fund. For financial reporting purposes, the JPVF Fund's operating history prior to the Reorganization is reflected in the Fund's financial statements and financial highlights.

The Fund's investment objective is to seek long-term capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust are allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs

                    LVIP Marsico International Growth Fund-9

LVIP MARSICO INTERNATIONAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)



1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $884 for the year ended December 31, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Lincoln Investment Advisors Corporation (LIA), formerly Jefferson Pilot Investment Advisory Corporation (JPIA), is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. LIA is a registered investment advisor and subsidiary of Lincoln National Corporation
(LNC). For its services, LIA receives a management fee at an annual rate of 1.00% on the first $50 million of the average daily net assets of the Fund; 0.95% on the next $50 million; 0.90% on the next $50 million; 0.85% of the next $100 million; and 0.80% on average daily net assets in excess of $250 million.

Effective April 30, 2007, LIA has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund's annual operating expenses (excluding distribution fees) exceed 1.04% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2008, and renews automatically for one-year terms unless LIA provides written notice of termination to the Fund. Prior to April 30, 2007, the Fund had no expense limitation in effect.

Marsico Capital Management, LLC (the "Sub-Advisor") is responsible for the day-to-day management of the Fund's investment portfolio. For these services, LIA, not the Fund, pays the Sub-Advisor at an annual rate of 0.50% of the first $300 million of the Fund's average daily net assets; 0.45% on the next $100 million; 0.40% on the next $600 million; and 0.35% on average daily net assets in excess of $1 billion.

Effective October 1, 2007, Mellon Bank, N.A. provides fund accounting and financial administration services to the Fund. For these services, the Fund pays Mellon a monthly fee based on average net assets, subject to certain minimums.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets. Prior to October 1, 2007, DSC provided fund accounting and financial administration to the Fund for which it received a monthly fee based on average net assets, subject to certain minimums. For the period May 1, 2007 through December 31, 2007, the Fund was charged $29,108 for these services. Prior to May 1, 2007, JPIA (the advisor of the JPVF Fund) paid the fund accounting and financial administration fees.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust was charged $553,000 for the year ended December 31, 2007, which was allocated to the funds based on average net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2007, fees for administrative and support services amounted to $5,717 and $3,484, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2007, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIA...........   $175,871
Fees Payable to DSC......................        480
Distribution Fees Payable to LFD ........      4,189


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2007, the Fund made purchases of $226,052,180 and sales of $176,771,757 of investment securities other than short-term investments.

At December 31, 2007, the cost of investments for federal income tax purposes was $208,104,127. At December 31, 2007, net unrealized appreciation was $24,801,532, of which $28,974,178 related to unrealized appreciation of investments and $4,172,646 related to unrealized depreciation of investments.


                    LVIP Marsico International Growth Fund-10

LVIP MARSICO INTERNATIONAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                YEAR ENDED         YEAR ENDED
                                 12/31/07           12/31/06
                                ----------         ----------
Ordinary income..............   $1,517,800           $39,149


In addition, the Fund declared an ordinary income consent dividend of $382,316 and long-term capital gain consent dividend of $818,832 for the year ended December 31, 2006. Such amounts have been deemed paid and contributed to the Fund as additional paid-in capital.

5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest.........   $184,737,137
Undistributed ordinary income.........     13,460,435
Undistributed long-term capital gain..      8,470,803
Post-October currency losses..........        (77,541)
Unrealized appreciation of investments
  and foreign currencies..............     24,808,780
                                         ------------
Net assets............................   $231,399,614
                                         ============



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market on foreign currency contracts.

Post-October losses represent losses realized on foreign currency transactions from November 1, 2007 through December 31, 2007 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and consent dividends, Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Fund recorded the following reclassifications:

 UNDISTRIBUTED     ACCUMULATED
NET INVESTMENT    NET REALIZED      PAID-IN
    INCOME            GAIN          CAPITAL
--------------    ------------    ----------
  $(545,336)       $(655,812)     $1,201,148


6. CAPITAL SHARES
Transactions in capital shares were as follows:

                                  YEAR ENDED   YEAR ENDED
                                   12/31/07     12/31/06
                                  ----------   ----------
Shares sold:
  Standard Class................   4,072,012    6,154,034
  Service Class.................   1,373,640           --
Shares issued upon reinvestment
  of dividends and
  distributions:
  Standard Class................      80,721        2,948
  Service Class.................       4,386           --
                                  ----------   ----------
                                   5,530,759    6,156,982
                                  ----------   ----------
Shares repurchased:
  Standard Class................  (1,660,779)  (1,213,845)
  Service Class.................    (172,133)          --
                                  ----------   ----------
                                  (1,832,912)  (1,213,845)
                                  ----------   ----------
Net increase....................   3,697,847    4,943,137
                                  ==========   ==========






                    LVIP Marsico International Growth Fund-11

LVIP MARSICO INTERNATIONAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Unrealized gains (losses) are included in liabilities net of receivables and other assets on the statement of net assets.

8. SECURITIES LENDING
During the year ended December 31, 2007, the Fund participated in a securities lending agreement with Citibank N.A. The Fund discontinued securities lending as of August 22, 2007. The securities lending agreement has been terminated.

9. MARKET RISK
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

10. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                    LVIP Marsico International Growth Fund-12

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
LVIP Marsico International Growth Fund

We have audited the accompanying statement of net assets of the LVIP Marsico International Growth Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Marsico International Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 14, 2008


                    LVIP Marsico International Growth Fund-13

LVIP MARSICO INTERNATIONAL GROWTH FUND
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2007, the Fund designates distributions paid during the year as follows:

     (A)              (B)
  LONG-TERM         ORDINARY
 CAPITAL GAIN        INCOME           TOTAL             (C)
DISTRIBUTIONS    DISTRIBUTIONS    DISTRIBUTIONS     QUALIFYING
 (TAX BASIS)      (TAX BASIS))     (TAX BASIS)     DIVIDENDS(1)
-------------    -------------    -------------    ------------
      0%              100%             100%             0%



----------
(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on percentage of the Fund's ordinary income.

(1) Qualifiying dividends represent dividends which qualify for the corporate dividends received deduction.

The Fund intends to pass through foreign tax credits in the maximum amount of $173,419. The gross foreign source income earned by the Fund during the fiscal year ended December 31, 2007 was $3,762,019.

APPROVAL OF SUB-ADVISORY AGREEMENT
On August 13, 2007, the Board of Trustees of Lincoln Variable Insurance Products Trust (the "Trust"), met to consider, among other things, the approval of a new sub-advisory agreement (the "Agreement") with Marsico Capital Management, LLC ("Marsico") for the LVIP Marsico International Growth Fund (the "Fund"). The approval of the Agreement was necessary due to the sale of Marsico by Bank of America to Tom Marsico, the closing of which occurred on December 14, 2007, resulting in the termination of the prior sub-advisory agreement.

The Independent Trustees reported that they had requested and reviewed materials provided by Lincoln Investment Advisors Corporation ("LIAC") and Marsico prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment advisory and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, Marsico provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including their Form ADV, information about profitability and/or financial condition, compliance policies and procedures, and regulatory matters. The Independent Trustees reviewed long- and short-term performance information for the Fund compared to the performance of a peer group of funds and/or a securities market index and data comparing the Fund's sub-advisory fees to an expense peer group of funds and/or to similarly managed funds. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the "interested" Trustee and officers and employees of Lincoln Life and LIAC to consider approval of the Agreements for the Fund.

In considering the approval of the Agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees noted that although the investment management agreement with LIAC was not currently being reviewed, LIAC's performance in supervising Marsico to date has been satisfactory. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund to approve the Agreement and accordingly, recommended to the Board of Trustees the approval of the Agreement.

SUB-ADVISORY AGREEMENT
In considering the approval of the Agreement between LIAC and Marsico on behalf of the Fund, the Independent Trustees noted that although Marsico serves as the current sub-advisor for the Fund, approval of a new sub-advisory agreement was necessary due to a change of control resulting from the purchase of Marsico by Tom Marsico and a company he controls, from Bank of America. The Independent Trustees considered the nature, extent and quality of services provided by Marsico under the current sub-advisory agreement and noted that the change of control transaction, which is expected to close in the fourth quarter of 2007, was not expected to result in material changes to the services provided by Marsico. The Independent Trustees reviewed the services provided by Marsico, the background of the investment professionals servicing the Fund, the brokerage arrangements of Marsico and a detailed letter from Marsico describing the change of control transaction. The Independent Trustees reviewed the investment performance of the Fund compared to a peer group provided by Fund Management and a securities market index and determined that although the Fund underperformed relative to the peer group in the short term, the absolute performance of the Fund over the longer-term was satisfactory, and that overall performance has been acceptable. The Independent Trustees concluded that the services provided by Marsico have, and are expected to continue to be, acceptable. In considering the sub-advisory fees, the Independent Trustees noted that the proposed sub-advisory schedule included the introduction of three breakpoints compared to the flat sub-advisory fee rate under the current sub-advisory agreement. The Independent Trustees considered the proposed sub-advisory fee schedule, noted that it was comparable to the fees Marsico charges to other funds it sub-advises and Marsico's representation that it was lower than the fees Marsico charges its pension and institutional clients, and concluded that the proposed sub-advisory fee schedule was reasonable. With respect to profitability, the Independent Trustees considered information on the overall profitability of Marsico, considered that the sub-advisory fee schedule was negotiated at arm's length between LIAC, an unaffiliated third party, and that LIAC compensates Marsico from its fees and determined that the profitability of Marsico with respect to the Fund, in light of the reduced sub-advisory fee schedule, was not expected to be unreasonable. The Independent Trustees also considered whether Marsico receives any incidental benefits in connection with its relationship to the Fund and noted that Marsico has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Marsico.

At the August 13th meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the renewal of the sub-advisory agreement and the fees and other amounts to be paid under the agreement.


                    LVIP Marsico International Growth Fund-14

OFFICER/TRUSTEE INFORMATION FOR LINCOLN VIP TRUST


                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Kelly D.               Chairman,        Chairman since    Vice President, The Lincoln National             32        Lincoln
Clevenger(1)           President        August 1995;      Life Insurance Company.  Executive Vice                    Retirement
1300 S. Clinton        and Trustee      President and     President, Lincoln Retirement Services                     Services
Street                                  Trustee since     Company, LLC; Second Vice President,                       Company,
Fort Wayne, IN 46802                    November 1994     Lincoln Life & Annuity Company of New                      LLC
YOB: 1952                                                 York
Michael D. Coughlin    Trustee          Trustee since     Management Consultant, Coughlin                  32        Merrimack
1300 S. Clinton                         April 2007        Associates                                                 County
Street                                                                                                               Savings Bank;
Fort Wayne, IN 46802                                                                                                 Trustee of
YOB: 1942                                                                                                            Merrimack
                                                                                                                     Bankcorp, MHC.
Nancy L. Frisby        Trustee          Trustee since     Formerly: Senior Vice President and              32        N/A
1300 S. Clinton                         April 1992        Chief Financial Officer, DeSoto Memorial
Street                                                    Hospital
Fort Wayne, IN 46802
YOB: 1941
Elizabeth S. Hager     Trustee          Trustee since     Executive Director of United Way of              32        N/A
1300 S. Clinton                         April 2007        Merrimack County; Representative, New
Street                                                    Hampshire House of Representatives
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon          Trustee          Trustee since     Professor of Economics and Management,           32        N/A
1300 S. Clinton                         February 2006;    DePauw University
Street                                  Formerly:
Fort Wayne, IN 46802                    Advisory
YOB: 1948                               Trustee since
                                        November  2004
Thomas D. Rath         Trustee          Trustee since     Partner, Rath, Young and Pignatelli              32        Associated
1300 S. Clinton                         April 2007                                                                   Grocers
Street                                                                                                               of New England
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella      Trustee          Trustee since     President Emeritus, Indiana Health               32        Advisory Board
1300 S. Clinton                         February 1998     Association, Formerly: President,                          of
Street                                                    Indiana Hospital & Health Association                      Harris Bank
Fort Wayne, IN 46802
YOB: 1943
David H. Windley       Trustee          Trustee since     Retired Director of Blue & Co., LLC.             32        Meridian
1300 S. Clinton                         August 2004                                                                  Investment
Street                                                                                                               Advisors, Inc.
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary        Secretary since   Secretary, Lincoln VIP Trust; Formerly:         N/A        N/A
1300 S. Clinton                         February 1995     Secretary and Assistant Vice President,
Street                                                    The Lincoln National Life Insurance
Fort Wayne, IN 46802                                      Company
YOB: 1954
William P. Flory,      Second Vice      Second Vice       Second Vice President and Director of           N/A        N/A
Jr.(1)                 President and    President since   Separate Account Operations and Mutual
1300 S. Clinton        Chief            August 2007;      Fund Administration, The Lincoln
Street                 Accounting       Chief             National Life Insurance Company;
Fort Wayne, IN 46802   Officer          Accounting        Formerly: Second Vice President and
YOB: 1961                               Officer           Director of Corporate Procurement and
                                        since May 2006    Assistant Vice President of Separate
                                                          Account Operations and Mutual Fund
                                                          Administration, The Lincoln National
                                                          Life Insurance Company
Rise' C.M. Taylor(1)   Vice President   Vice President    Vice President and Treasurer, The               N/A        N/A
1300 S. Clinton        and              since August      Lincoln National Life Insurance Company;
Street                 Treasurer        2003 and          Vice President and Treasurer, Lincoln
Fort Wayne, IN 46802                    Treasurer since   Life & Annuity Company of New York
YOB: 1967                               May 2006;
                                        Formerly:
                                        Assistant
                                        Treasurer since
                                        August 2003
Kevin J. Adamson(1)    Second Vice      Second Vice       Second Vice President, Director of Funds        N/A        N/A
1300 S. Clinton        President        President since   Managements, The Lincoln National Life
Street                                  May 2006          Insurance Company; Formerly: Director of
Fort Wayne, IN 46802                                      Financial Operations, Swiss Re/Lincoln
YOB: 1966                                                 Re

                    LVIP Marsico International Growth Fund-15

                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John A. Weston(1)      Chief            Chief             Vice President for Fund and Advisor             N/A        N/A
1300 S. Clinton        Compliance       Compliance        Compliance, The Lincoln National Life
Street                 Officer          Officer since     Insurance Company; Treasurer, Jefferson
Fort Wayne, IN 46802                    May 2007          Pilot Variable Fund, Inc.
YOB: 1959
Michael Schulitz(1)    Second Vice      Second Vice       Second Vice President, Product                  N/A        N/A
1300 S. Clinton        President        President since   Marketing, The Lincoln National Life
Street                                  August 2007       Insurance Company
Fort Wayne, IN 46802
YOB: 1968
David Weiss(1)         Assistant Vice   Assistant Vice    Assistant Vice President, Funds                 N/A        N/A
1300 S. Clinton        President        President since   Management Research, The Lincoln
Street                                  August 2007       National Life Insurance Company;
Fort Wayne, IN 46802                                      Formerly:  Director, Funds Management
YOB: 1976                                                 Research; Mutual Fund/Securities
                                                          Analyst; Senior Mutual Fund Analyst,
                                                          Jefferson Pilot Corp.



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                    LVIP Marsico International Growth Fund-16

                                                             LVIP MFS VALUE FUND

                              [MFS VALUE FUND LOGO)

                            LVIP MFS Value Fund
                              a series of Lincoln Variable
                              Insurance Products Trust
                            Annual Report
                            December 31, 2007





                                                             LVIP MFS VALUE FUND


                                                      (FORMERLY VALUE PORTFOLIO,
                                A SERIES OF JEFFERSON PILOT VARIABLE FUND, INC.)

LVIP MFS VALUE FUND

INDEX



COMMENTARY                                                                 1

DISCLOSURE OF FUND EXPENSES                                                2

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS                               3

STATEMENT OF NET ASSETS                                                    4

STATEMENT OF OPERATIONS                                                    7

STATEMENTS OF CHANGES IN NET ASSETS                                        7

FINANCIAL HIGHLIGHTS                                                       8

NOTES TO FINANCIAL STATEMENTS                                             10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                   14

OTHER FUND INFORMATION                                                    15

OFFICER/TRUSTEE INFORMATION                                               16


LVIP MFS VALUE FUND
2007 ANNUAL REPORT COMMENTARY

Managed by:
                                                                          (LOGO)

The Fund returned 7.69% (Standard Class shares with distributions reinvested) for the year ended December 31, 2007, while its benchmark, the Russell 1000 Value Index*, returned (0.17%).

The Fund's return exceeded that of its benchmark by a wide margin for the year. The combination of strong stock selection and an underweighted position in the financial services sector boosted the Fund's performance relative to the benchmark. Lack of exposure to Wachovia, a poorly-performing financial services firm, and Washington Mutual, a consumer and commercial banking firm, had a positive impact on the Fund's relative return.

Stock selection and, to a lesser extent, an overweight position in the industrial goods and services sector, also contributed to relative returns. Lockheed Martin**, a defense contractor, and Deere & Co., an agricultural equipment manufacturer, were among the portfolio's top contributors. Aided by stock selection, the technology sector was another positive area for relative performance. The Fund's holdings in Oracle**, an enterprise software company, and Intel**, a semiconductor chips maker, also contributed positively to results.

Stock selection and overweighting in the consumer staples sector additionally bolstered relative returns. Altria Group, a tobacco company, was one of the Fund's top relative performers over the reporting period. Top contributors in other sectors included Hess, an integrated oil and gas company, TOTAL** (France), an integrated oil company, as well as Nike**, an athletic shoes and apparel manufacturer.

Underweighted positions in AT&T, a strong-performing telecommunications company, and integrated oil companies, Exxon Mobil and Chevron, held back the Fund's overall results. Holdings of Allstate, an insurance company, Macy's, a department stores operator, UBS**, a financial services firm, and home improvement products maker, Masco, also hurt results.

Steven Gorham
Nevin Chitkara
MFS Investment Management


Growth of $10,000 invested 12/31/1997 through 12/31/2007

(LINE GRAPH)

                                     MFS VALUE
                                   FUND STANDARD    RUSSELL 1000
                                    CLASS SHARES     VALUE INDEX
                                   -------------    ------------
12/31/97                              10000.00        10000.00
                                      11263.00        11563.00
                                      11911.00        12413.00
                                      13013.00        13283.00
                                      13214.00        12540.00
                                      10392.00        10594.00
                                      13320.00        13775.00
                                      14898.00        16047.00
                                      16087.00        17179.00
                                      19249.00        21001.00
12/31/07                              20728.00        20964.00




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP MFS Value Fund Standard Class Shares on 12/31/97. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $20,728. For comparison, look at how the Russell 1000 Value Index did over the same period. The same $10,000 investment would have grown to $20,964. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns               Ended
on investment                            12/31/07
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
One Year                                   +7.69%
-------------------------------------------------
Five Years                                +14.81%
-------------------------------------------------
Ten Years                                  +7.56%
-------------------------------------------------
Service Class Shares
-------------------------------------------------
Inception (4/30/07)                        +1.29%
-------------------------------------------------



* The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equities.

** Security is not a benchmark constituent.

Commencing November 15, 2006, Massachusetts Financial Services Company replaced Credit Suisse Asset Management, LLC as the Fund's sub-advisor.




                              LVIP MFS Value Fund-1

LVIP MFS VALUE FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2007 TO DECEMBER 31, 2007

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                  Expenses
                        Beginning      Ending                   Paid During
                         Account      Account     Annualized       Period
                          Value        Value        Expense      7/1/07 to
                          7/1/07      12/31/07       Ratio       12/31/07*
---------------------------------------------------------------------------
ACTUAL
Standard Class Shares   $1,000.00    $  996.40       0.77%         $3.87
Service Class Shares     1,000.00       995.10       1.02%          5.13
---------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares   $1,000.00    $1,021.32       0.77%         $3.92
Service Class Shares     1,000.00     1,020.06       1.02%          5.19
---------------------------------------------------------------------------




* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                              LVIP MFS Value Fund-2

LVIP MFS VALUE FUND

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.


                                           PERCENTAGE
SECTOR                                   OF NET ASSETS
------------------------------------------------------
COMMON STOCK                                  98.52%
------------------------------------------------------
Aerospace & Defense                            7.67%
Auto Components                                0.48%
Beverages                                      1.83%
Building Products                              1.23%
Capital Markets                                8.43%
Chemicals                                      3.30%
Commercial Banks                               2.05%
Computers & Peripherals                        2.05%
Consumer Finance                               0.63%
Containers & Packaging                         0.06%
Diversified Financial Services                 3.61%
Diversified Telecommunications
  Services                                     2.50%
Electric Utilities                             2.02%
Electrical Equipment                           0.67%
Food & Staples Retailing                       0.88%
Food Products                                  2.89%
Health Care Providers & Services               2.20%
Hotels, Restaurants & Leisure                  1.28%
Household Durables                             0.69%
Household Products                             1.99%
Insurance                                      8.67%
IT Services                                    1.17%
Machinery                                      0.73%
Media                                          1.95%
Multiline Retail                               1.19%
Multi-Utilities & Unregulated Power            1.98%
Oil, Gas & Consumable Fuels                   14.16%
Pharmaceuticals                                7.51%
Road & Rail                                    0.79%
Semiconductors & Semiconductor
  Equipment                                    1.59%
Software                                       1.59%
Specialty Retail                               1.28%
Textiles, Apparel & Luxury Goods               1.49%
Thrift & Mortgage Finance                      1.74%
Tobacco                                        3.82%
Trading Company & Distributors                 0.78%
Wireless Telecommunication Services            1.62%
------------------------------------------------------
DISCOUNTED COMMERCIAL PAPER                    2.13%
------------------------------------------------------
TOTAL VALUE OF SECURITIES                    100.65%
------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS                                (0.65%)
------------------------------------------------------
TOTAL NET ASSETS                             100.00%
------------------------------------------------------





Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.


                                           PERCENTAGE
TOP 10 EQUITY HOLDINGS                   OF NET ASSETS
------------------------------------------------------
Lockheed Martin                               4.01%
Altria Group                                  3.82%
Allstate                                      3.07%
Exxon Mobil                                   3.00%
Total S.A.                                    2.70%
Johnson & Johnson                             2.54%
MetLife                                       2.47%
Bank of America                               2.16%
Bank of New York Mellon                       2.02%
Procter & Gamble                              2.00%
------------------------------------------------------
TOTAL                                        27.79%
------------------------------------------------------





                              LVIP MFS Value Fund-3

LVIP MFS VALUE FUND
STATEMENT OF NET ASSETS
December 31, 2007



                                      NUMBER OF        VALUE
                                       SHARES        (U.S. $)
     COMMON STOCK-98.52%
     AEROSPACE & DEFENSE-7.67%
     Lockheed Martin..............      119,400    $ 12,568,044
     Northrop Grumman.............       66,970       5,266,521
     Raytheon.....................       12,850         779,995
     United Technologies..........       70,920       5,428,217
                                                   ------------
                                                     24,042,777
                                                   ------------
     AUTO COMPONENTS-0.48%
     Johnson Controls.............       41,570       1,498,186
                                                   ------------
                                                      1,498,186
                                                   ------------
     BEVERAGES-1.83%
     Diageo.......................      162,090       3,478,124
     PepsiCo......................       29,730       2,256,507
                                                   ------------
                                                      5,734,631
                                                   ------------
     BUILDING PRODUCTS-1.23%
     Masco........................      178,230       3,851,550
                                                   ------------
                                                      3,851,550
                                                   ------------
     CAPITAL MARKETS-8.43%
     Bank of New York Mellon......      129,670       6,322,708
     Franklin Resources...........       23,830       2,726,867
     Goldman Sachs Group..........       24,590       5,288,079
     Lehman Brothers Holdings.....       29,120       1,905,613
     Merrill Lynch................       42,830       2,299,114
     State Street.................       35,810       2,907,772
     UBS..........................      107,375       4,964,661
                                                   ------------
                                                     26,414,814
                                                   ------------
     CHEMICALS-3.30%
     Air Products & Chemicals.....       22,380       2,207,339
     Dow Chemical.................       23,960         944,503
     PPG Industries...............       66,230       4,651,333
     Praxair......................       18,820       1,669,522
     Syngenta.....................        3,450         878,254
                                                   ------------
                                                     10,350,951
                                                   ------------
     COMMERCIAL BANKS-2.05%
     PNC Financial Services
      Group......................        43,050       2,826,233
     SunTrust Banks...............       57,900       3,618,171
                                                   ------------
                                                      6,444,404
                                                   ------------
     COMPUTERS & PERIPHERALS-2.05%
     Hewlett-Packard..............       57,010       2,877,865
     International Business
      Machines...................        32,740       3,539,194
                                                   ------------
                                                      6,417,059
                                                   ------------
     CONSUMER FINANCE-0.63%
     American Express.............       38,040       1,978,841
                                                   ------------
                                                      1,978,841
                                                   ------------
     CONTAINERS & PACKAGING-0.06%
  +  Smurfit-Stone Container......       18,290         193,142
                                                   ------------
                                                        193,142
                                                   ------------
     DIVERSIFIED FINANCIAL SERVICES-3.61%
     Bank of America..............      163,800       6,758,388
     Citigroup....................      154,430       4,546,419
                                                   ------------
                                                     11,304,807
                                                   ------------
     DIVERSIFIED TELECOMMUNICATIONS SERVICES-2.50%
     AT&T.........................       83,430       3,467,350
     Embarq.......................       43,750       2,166,938
     TELUS........................       12,425         600,276
     Verizon Communications.......       36,380       1,589,442
                                                   ------------
                                                      7,824,006
                                                   ------------
     ELECTRIC UTILITIES-2.02%
     Entergy......................       21,280       2,543,386
     FPL Group....................       42,760       2,893,569
     PPL..........................       17,190         895,427
                                                   ------------
                                                      6,332,382
                                                   ------------
     ELECTRICAL EQUIPMENT-0.67%
     Rockwell Automation..........       30,300       2,089,488
                                                   ------------
                                                      2,089,488
                                                   ------------


     FOOD & STAPLES RETAILING-0.88%
     CVS Caremark.................       69,137       2,748,200
                                                   ------------
                                                      2,748,200
                                                   ------------
     FOOD PRODUCTS-2.89%
     General Mills................       32,500       1,852,500
     Kellogg......................       65,700       3,444,675
     Nestle.......................        8,215       3,769,346
                                                   ------------
                                                      9,066,521
                                                   ------------
     HEALTH CARE PROVIDERS & SERVICES 2.20%
     UnitedHealth Group...........       40,000       2,328,000
  +  WellPoint....................       52,260       4,584,770
                                                   ------------
                                                      6,912,770
                                                   ------------
     HOTELS, RESTAURANTS & LEISURE-1.28%
     Royal Caribbean Cruises......       94,650       4,016,946
                                                   ------------
                                                      4,016,946
                                                   ------------
     HOUSEHOLD DURABLES-0.69%
  +  Toll Brothers................      107,750       2,161,465
                                                   ------------
                                                      2,161,465
                                                   ------------
     HOUSEHOLD PRODUCTS-1.99%
     Procter & Gamble.............       85,210       6,256,118
                                                   ------------
                                                      6,256,118
                                                   ------------
     INSURANCE-8.67%
     Allstate.....................      184,370       9,629,644
     Chubb........................       35,460       1,935,407
     Genworth Financial...........       98,450       2,505,553
     Hartford Financial Services
      Group......................        34,790       3,033,340
     MetLife......................      125,780       7,750,564
     Prudential Financial.........       24,860       2,312,974
                                                   ------------
                                                     27,167,482
                                                   ------------
     IT SERVICES-1.17%
     Accenture Class A............      101,800       3,667,854
                                                   ------------
                                                      3,667,854
                                                   ------------
     MACHINERY-0.73%
     Deere & Co. .................        5,520         514,022
     Eaton........................       10,750       1,042,213

                              LVIP MFS Value Fund-4

LVIP MFS VALUE FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF        VALUE
                                       SHARES        (U.S. $)
     COMMON STOCK (CONTINUED)
     MACHINERY (CONTINUED)
     Timken.......................       22,420    $    736,497
                                                   ------------
                                                      2,292,732
                                                   ------------
     MEDIA-1.95%
     Citadel Broadcasting.........        2,085           4,295
     Disney (Walt)................       74,070       2,390,979
     Omnicom Group................       32,500       1,544,725
     Scripps (E.W.) Class A.......       18,870         849,339
     WPP Group....................      102,580       1,317,639
                                                   ------------
                                                      6,106,977
                                                   ------------
     MULTILINE RETAIL-1.19%
     Macy's.......................      143,700       3,717,519
                                                   ------------
                                                      3,717,519
                                                   ------------
     MULTI-UTILITIES & UNREGULATED POWER-1.98%
     Dominion Resources...........       83,118       3,943,948
     PG&E.........................       24,130       1,039,762
     Public Service Enterprise
      Group......................        12,340       1,212,282
                                                   ------------
                                                      6,195,992
                                                   ------------
     OIL, GAS & CONSUMABLE FUELS-14.16%
     Apache.......................       32,070       3,448,808
     Chevron......................       29,150       2,720,570
     ConocoPhillips...............       46,910       4,142,153
     Devon Energy.................       47,170       4,193,885
     EOG Resources................       28,050       2,503,463
     Exxon Mobil..................      100,350       9,401,791
     Hess.........................       57,210       5,770,200
     Marathon Oil.................       32,500       1,977,950
     Royal Dutch Shell ADR........       21,170       1,782,514
     Total S.A. ADR...............      102,300       8,449,983
                                                   ------------
                                                     44,391,317
                                                   ------------
     PHARMACEUTICALS-7.51%
     Abbott Laboratories..........       35,260       1,979,849
     GlaxoSmithKline..............       63,470       1,612,888
     Johnson & Johnson............      119,360       7,961,311
     Merck........................       92,450       5,372,270
     Pfizer.......................       64,980       1,476,995
     Wyeth........................      116,610       5,152,996
                                                   ------------
                                                     23,556,309
                                                   ------------
     ROAD & RAIL-0.79%
     Burlington Northern Santa
      Fe.........................        27,670       2,302,975
     Norfolk Southern.............        3,410         172,000
                                                   ------------
                                                      2,474,975
                                                   ------------
     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-1.59%
     Intel........................      186,830       4,980,888
                                                   ------------
                                                      4,980,888
                                                   ------------
     SOFTWARE-1.59%
  +  Oracle.......................      221,460       5,000,567
                                                   ------------
                                                      5,000,567
                                                   ------------
     SPECIALTY RETAIL-1.28%
     Advance Auto Parts...........       17,340         658,747
     Lowe's Companies.............       19,710         445,840
     Sherwin-Williams.............       20,380       1,182,855
     Staples......................       74,590       1,720,791
                                                   ------------
                                                      4,008,233
                                                   ------------
     TEXTILES, APPAREL & LUXURY GOODS-1.49%
     NIKE Class B.................       72,900       4,683,096
                                                   ------------
                                                      4,683,096
                                                   ------------
     THRIFT & MORTGAGE FINANCE-1.74%
     Fannie Mae...................      113,530       4,538,930
     Freddie Mac..................       26,530         903,877
                                                   ------------
                                                      5,442,807
                                                   ------------
     TOBACCO-3.82%
     Altria Group.................      158,490      11,978,674
                                                   ------------
                                                     11,978,674
                                                   ------------
     TRADING COMPANY & DISTRIBUTORS-0.78%
     Grainger (W.W.)..............       27,930       2,444,434
                                                   ------------
                                                      2,444,434
                                                   ------------
     WIRELESS TELECOMMUNCIATION SERVICES-1.62%
     Sprint Nextel................      134,290       1,763,228
     Vodafone Group ADR...........      892,570       3,330,450
                                                   ------------
                                                      5,093,678
                                                   ------------
     TOTAL COMMON STOCK
      (COST $300,828,078)........                   308,842,592
                                                   ------------


                                      PRINCIPAL
                                       AMOUNT
                                       (U.S.$)

  #  DISCOUNTED COMMERCIAL
      PAPER-2.13%
     General Electric Capital
      4.15% 1/2/08...............    $6,691,000       6,690,228
                                                   ------------
     TOTAL DISCOUNTED COMMERCIAL
      PAPER
      (COST $6,690,228)..........                     6,690,228
                                                   ------------






                              LVIP MFS Value Fund-5

LVIP MFS VALUE FUND
STATEMENT OF NET ASSETS (CONTINUED)

TOTAL VALUE OF SECURITIES-100.65% (COST $307,518,307).........................   $315,532,820
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.65%).......................     (2,031,578)
                                                                                 ------------
NET ASSETS APPLICABLE TO 11,865,418 SHARES OUTSTANDING-100.00%................   $313,501,242
                                                                                 ============
NET ASSET VALUE-LVIP MFS VALUE FUND STANDARD CLASS ($301,096,012 / 11,395,802
  SHARES).....................................................................        $26.422
                                                                                      =======
NET ASSET VALUE-LVIP MFS VALUE FUND SERVICE CLASS ($12,405,230 / 469,616
  SHARES).....................................................................        $26.416
                                                                                      =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par)................   $297,883,238
Undistributed net investment income...........................................        572,258
Accumulated net realized gain on investments..................................      7,031,962
Net unrealized appreciation of investments and foreign currencies.............      8,013,784
                                                                                 ------------
Total net assets..............................................................   $313,501,242
                                                                                 ============




----------

+ Non-income producing security for the year ended December 31, 2007. # The rate shown is the effective yield as of the time of purchase.

SUMMARY OF ABBREVIATIONS:
ADR-American Depositary Receipts
CAD-Canadian Dollar
CHF-Swiss Francs
GBP-British Pound Sterling
USD-United States Dollar

The following foreign currency exchange contracts were outstanding at December 31, 2007:

FOREIGN CURRENCY EXCHANGE CONTRACTS(1)

                                                                      UNREALIZED
   CONTRACTS TO                                                      APPRECIATION
RECEIVE (DELIVER)       IN EXCHANGE FOR       SETTLEMENT DATE       (DEPRECIATION)
-----------------       ---------------       ---------------       --------------
CAD 5,227                 USD  (5,326)             1/2/08                $ (66)
CHF 92,852                USD (81,535)             1/3/08                  402
CHF (115,555)             USD 102,449              1/4/08                  471
GBP 47,400                USD (94,606)             1/2/08                 (429)
                                                                         -----
                                                                         $ 378
                                                                         =====



The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

(1) See Note 7 in "Notes to Financial Statements."

                             See accompanying notes



                              LVIP MFS Value Fund-6

LVIP MFS VALUE FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2007




INVESTMENT INCOME:
Dividends............................   $ 4,140,518
Interest.............................       218,179
Securities lending income............        26,322
Foreign tax withheld.................       (47,730)
                                        -----------
                                          4,337,289
                                        -----------
EXPENSES:
Management fees......................     1,314,354
Accounting and administration
 expenses...........................         67,446
Custodian fees.......................        30,698
Professional fees....................        24,701
Reports and statements to
 shareholders.......................         21,627
Distribution expenses -- Service
 Class..............................          7,154
Trustees' fees.......................         3,533
Other................................         3,151
                                        -----------
                                          1,472,664
Less expenses waived.................        (1,615)
Less expense paid indirectly.........        (1,692)
                                        -----------
Total operating expenses.............     1,469,357
                                        -----------
NET INVESTMENT INCOME                     2,867,932
                                        -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES:
Net realized gain (loss) on:
 Investments........................      7,088,927
 Foreign currencies.................         (1,732)
                                        -----------
Net realized gain....................     7,087,195
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies.........................        910,556
                                        -----------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN
 CURRENCIES.........................      7,997,751
                                        -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS....................    $10,865,683
                                        ===========




                             See accompanying notes


LVIP MFS VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                          YEAR ENDED
                                   12/31/07       12/31/06
                                 ------------   ------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income.........   $  2,867,932   $  1,488,607
Net realized gain on
 investments and foreign
 currencies..................       7,087,195     21,037,346
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies..................         910,556     (5,511,957)
                                 ------------   ------------
Net increase in net assets
 resulting from operations...      10,865,683     17,013,996
                                 ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class..............      (2,238,106)    (1,014,918)
 Service Class...............         (63,389)            --
Net realized gain on
 investments:
 Standard Class..............              --     (6,818,197)
                                 ------------   ------------
                                   (2,301,495)    (7,833,115)
                                 ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class..............     195,004,296     22,115,346
 Service Class...............      14,233,585             --
Net asset value of shares
 issued upon reinvestment of
 dividends and distributions:
 Standard Class..............       2,238,106      7,833,115
 Service Class...............          63,389             --
                                 ------------   ------------
                                  211,539,376     29,948,461
                                 ------------   ------------
Cost of shares repurchased:
 Standard Class..............     (13,925,822)   (13,737,678)
 Service Class...............      (1,805,393)            --
                                 ------------   ------------
                                  (15,731,215)   (13,737,678)
                                 ------------   ------------
Increase in net assets derived
 from capital share
 transactions................     195,808,161     16,210,783
                                 ------------   ------------
NET INCREASE IN NET ASSETS        204,372,349     25,391,664
NET ASSETS:
Beginning of year.............    109,128,893     83,737,229
                                 ------------   ------------
End of year (including
 undistributed net investment
 income of $572,258 and
 1,488,354, respectively)....    $313,501,242   $109,128,893
                                 ============   ============




                             See accompanying notes


                              LVIP MFS Value Fund-7

LVIP MFS VALUE FUND
FINANCIAL HIGHLIGHTS(1)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                        LVIP MFS VALUE FUND STANDARD CLASS
                                                                                    YEAR ENDED
                                                 12/31/07         12/31/06(2)         12/31/05         12/31/04         12/31/03
                                                 -------------------------------------------------------------------------------
Net asset value, beginning of period..........   $ 24.786           $ 22.837           $21.417          $19.332          $15.223

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(3)......................      0.404              0.361             0.280            0.270            0.180
Net realized and unrealized gain on
 investments and foreign currencies..........       1.496              3.794             1.406            2.000            4.068
                                                 --------           --------           -------          -------          -------
Total from investment operations..............      1.900              4.155             1.686            2.270            4.248
                                                 --------           --------           -------          -------          -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.........................     (0.264)            (0.286)           (0.266)          (0.185)          (0.139)
Net realized gain on investments..............         --             (1.920)               --               --               --
                                                 --------           --------           -------          -------          -------
Total dividends and distributions.............     (0.264)            (2.206)           (0.266)          (0.185)          (0.139)
                                                 --------           --------           -------          -------          -------
Net asset value, end of period................   $ 26.422           $ 24.786           $22.837          $21.417          $19.332
                                                 ========           ========           =======          =======          =======
Total return(4)...............................      7.69%             19.66%             7.98%           11.85%           28.18%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).......   $301,096           $109,129           $83,737          $83,802          $82,914
Ratio of expenses to average net assets.......      0.78%              0.78%             0.82%            0.82%            0.83%
Ratio of expenses to average net assets prior
 to fee waived and expense paid indirectly...       0.78%              0.82%             0.82%            0.82%            0.83%
Ratio of net investment income to average net
 assets......................................       1.53%              1.58%             1.20%            1.30%            1.08%
Ratio of net investment income to average net
 assets prior to fee waived and expense paid
 indirectly..................................       1.53%              1.54%             1.20%            1.29%            1.08%
Portfolio turnover............................        22%               164%               69%              39%              71%



----------

(1) Effective April 30, 2007, the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. Value Portfolio (the "JPVF Fund"). The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

(2) Commencing November 15, 2006, Massachusetts Financial Services Company replaced Credit Suisse Asset Management, LLC as the Fund's sub-advisor.

(3) The average shares outstanding method has been applied for per share information for the years ended December 31, 2007 and 2006.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes


                              LVIP MFS Value Fund-8

LVIP MFS VALUE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout the period were as follows:


                                                 LVIP MFS VALUE FUND
                                                    SERVICE CLASS
                                                      4/30/07(1)
                                                          TO
                                                       12/31/07
                                                 -------------------
Net asset value, beginning of period..........         $26.308

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)......................           0.240
Net realized and unrealized gain on
 investments and foreign currencies..........            0.096
                                                       -------
Total from investment operations..............           0.336
                                                       -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.........................          (0.228)
                                                       -------
Total dividends and distributions.............          (0.228)
                                                       -------
Net asset value, end of period................         $26.416
                                                       =======
Total return(3)...............................           1.29%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).......         $12,405
Ratio of expenses to average net assets.......           1.03%
Ratio of net investment income to average net
 assets......................................            1.33%
Portfolio turnover............................           22%(4)



----------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

(4) Portfolio turnover is representative of the Fund for the entire year.

                             See accompanying notes


                              LVIP MFS Value Fund-9

LVIP MFS VALUE FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 31 series. These financial statements and the related notes pertain to the LVIP MFS Value Fund (the "Fund"). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products. The Service Class shares commenced operations on April 30, 2007.

Effective April 30, 2007, pursuant to an Agreement and Plan of Reorganization (the "Reorganization"), the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. Value Portfolio (the "JPVF Fund"). The shareholders of the JPVF Fund received shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their shares in the JPVF Fund immediately prior to the Reorganization. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the JPVF Fund as of the date of the Reorganization. The JPVF Fund's investment objectives, policies and limitations were identical to those of the Fund. For financial reporting purposes, the JPVF Fund's operating history prior to the Reorganization is reflected in the Fund's financial statements and financial highlights.

The Fund's investment objective is to seek long-term growth of capital.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


                             LVIP MFS Value Fund-10

LVIP MFS VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)





1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


Other--Expenses common to all funds of the Trust are allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $8,761 for the year ended December 31, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Lincoln Investment Advisors Corporation (LIA), formerly Jefferson Pilot Investment Advisory Corporation (JPIA), is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. LIA is a registered investment advisor and subsidiary of Lincoln National Corporation
(LNC). For its services, LIA receives a management fee at an annual rate of 0.75% on the first $75 million of the average daily net assets of the Fund; 0.70% on the next $75 million; 0.65% on the next $50 million; and 0.60% on average daily net assets in excess of $200 million.

Effective April 30, 2007, LIA has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund's annual operating expenses (excluding distribution fees) exceed 0.80% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2008, and renews automatically for one-year terms unless LIA provides written notice of termination to the Fund. Prior to April 30, 2007, the Fund had no expense limitation in effect.

Massachusetts Financial Services Company (MFS) (the "Sub-Advisor") is responsible for the day-to-day management of the Fund's investment portfolio. For these services, LIA, not the Fund, pays the Sub-Advisor at the annual rate of 0.40% of the first $250 million of the Fund's average daily net assets; 0.35% of the next $250 million; and 0.325% of the Fund's average daily net assets over $500 million.

Effective October 1, 2007, Mellon Bank, N.A. provides fund accounting and financial administration services to the Fund. For these services, the Fund pays Mellon a monthly fee based on average net assets, subjects to certain minimums.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets. Prior to October 1, 2007, DSC provided fund accounting and financial administration to the Fund for which it received a monthly fee based on average net assets, subject to certain minimums. For the period May 1, 2007 through December 31, 2007, the Fund was charged $34,899 for these services. Prior to May 1, 2007, JPIA (the advisor of the JPVF Fund) paid the fund accounting and financial administration fees.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust was charged $553,000 for the year ended December 31, 2007, which was allocated to the funds based on average net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2007, fees for administrative and support services amounted to $5,945 and $3,510, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors Inc., (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2007, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIA..........   $175,521
Fees Payable to DSC.....................        657
Distribution Fees Payable to LFD .......      2,427


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.


                             LVIP MFS Value Fund-11

LVIP MFS VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)



3. INVESTMENTS
For the year ended December 31, 2007, the Fund made purchases of $235,069,893 and sales of $42,103,418 of investment securities other than short-term investments.

At December 31, 2007, the cost of investments for federal income tax purposes was $307,532,540. At December 31, 2007, net unrealized appreciation was $8,000,280, of which $23,828,516 related to unrealized appreciation of investments and $15,828,236 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                    YEAR               YEAR
                                    ENDED              ENDED
                                  12/31/07           12/31/06
                                 ----------         ----------
Ordinary income...............   $2,301,495         $1,014,918
Long-term capital gain........           --          6,818,197
                                 ----------         ----------
Total.........................   $2,301,495         $7,833,115
                                 ==========         ==========



In addition, the Fund declared an ordinary income consent dividend of $9,056,449 and long-term capital gain consent dividend of $13,515,187 for the year ended December 31, 2006. Such amounts have been deemed paid and contributed to the Fund as additional paid-in capital.

5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest.........   $297,883,238
Undistributed ordinary income.........      5,769,304
Undistributed long-term capital gain..      1,849,527
Unrealized appreciation of investments
  and foreign currencies..............      7,999,173
                                         ------------
Net assets............................   $313,501,242
                                         ============



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market on foreign currency contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Fund recorded the following reclassifications:

UNDISTRIBUTED NET    ACCUMULATED NET
    INVESTMENT           REALIZED
      INCOME           GAIN (LOSS)      PAID-IN CAPITAL
-----------------    ---------------    ---------------
   $(1,482,533)       $(21,089,103)       $22,571,636




                             LVIP MFS Value Fund-12

LVIP MFS VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)



6. CAPITAL SHARES
Transactions in capital shares were as follows:

                                     YEAR              YEAR
                                    ENDED             ENDED
                                   12/31/07          12/31/06
                                  ---------         ---------
Shares sold:
  Standard Class...............   7,439,438           979,628
  Service Class................     535,456                --
Shares issued upon reinvestment
  of dividends and
  distributions:
  Standard Class...............      86,357           364,009
  Service Class................       2,445                --
                                  ---------         ---------
                                  8,063,696         1,343,637
                                  ---------         ---------
Shares repurchased:
  Standard Class...............    (532,787)         (607,525)
  Service Class................     (68,285)               --
                                  ---------         ---------
                                   (601,072)         (607,525)
                                  ---------         ---------
Net increase...................   7,462,624           736,112
                                  =========         =========





7. FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Unrealized gains (losses) are included in liabilities net of receivables and other assets on the statement of net assets.

8. SECURITIES LENDING
During the year ended December 31, 2007, the Fund participated in a securities lending agreement with Citibank N.A. The Fund discontinued securities lending as of December 10, 2007. The securities lending agreement has been terminated.

9. MARKET RISK
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

10. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                             LVIP MFS Value Fund-13

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
LVIP MFS Value Fund

We have audited the accompanying statement of net assets of the LVIP MFS Value Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP MFS Value Fund of Lincoln Variable Insurance Products Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 14, 2008


                             LVIP MFS Value Fund-14

LVIP MFS VALUE FUND
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2007, the Fund designates distributions paid during the year as follows:

     (A)              (B)
  LONG-TERM         ORDINARY
 CAPITAL GAIN        INCOME           TOTAL             (C)
DISTRIBUTIONS    DISTRIBUTIONS    DISTRIBUTIONS     QUALIFYING
 (TAX BASIS)      (TAX BASIS))     (TAX BASIS)     DIVIDENDS(1)
-------------    -------------    -------------    ------------
      0%              100%             100%             36%



----------

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on percentage of the Fund's ordinary income.

(1) Qualifiying dividends represent dividends which qualify for the corporate dividends received deduction.


                             LVIP MFS Value Fund-15

OFFICER/TRUSTEE INFORMATION FOR LINCOLN VIP TRUST


                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Kelly D.               Chairman,        Chairman since    Vice President, The Lincoln National             32        Lincoln
Clevenger(1)           President        August 1995;      Life Insurance Company.  Executive Vice                    Retirement
1300 S. Clinton        and Trustee      President and     President, Lincoln Retirement Services                     Services
Street                                  Trustee since     Company, LLC; Second Vice President,                       Company,
Fort Wayne, IN 46802                    November 1994     Lincoln Life & Annuity Company of New                      LLC
YOB: 1952                                                 York
Michael D. Coughlin    Trustee          Trustee since     Management Consultant, Coughlin                  32        Merrimack
1300 S. Clinton                         April 2007        Associates                                                 County
Street                                                                                                               Savings Bank;
Fort Wayne, IN 46802                                                                                                 Trustee of
YOB: 1942                                                                                                            Merrimack
                                                                                                                     Bankcorp, MHC.
Nancy L. Frisby        Trustee          Trustee since     Formerly: Senior Vice President and              32        N/A
1300 S. Clinton                         April 1992        Chief Financial Officer, DeSoto Memorial
Street                                                    Hospital
Fort Wayne, IN 46802
YOB: 1941
Elizabeth S. Hager     Trustee          Trustee since     Executive Director of United Way of              32        N/A
1300 S. Clinton                         April 2007        Merrimack County; Representative, New
Street                                                    Hampshire House of Representatives
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon          Trustee          Trustee since     Professor of Economics and Management,           32        N/A
1300 S. Clinton                         February 2006;    DePauw University
Street                                  Formerly:
Fort Wayne, IN 46802                    Advisory
YOB: 1948                               Trustee since
                                        November  2004
Thomas D. Rath         Trustee          Trustee since     Partner, Rath, Young and Pignatelli              32        Associated
1300 S. Clinton                         April 2007                                                                   Grocers
Street                                                                                                               of New England
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella      Trustee          Trustee since     President Emeritus, Indiana Health               32        Advisory Board
1300 S. Clinton                         February 1998     Association, Formerly: President,                          of
Street                                                    Indiana Hospital & Health Association                      Harris Bank
Fort Wayne, IN 46802
YOB: 1943
David H. Windley       Trustee          Trustee since     Retired Director of Blue & Co., LLC.             32        Meridian
1300 S. Clinton                         August 2004                                                                  Investment
Street                                                                                                               Advisors, Inc.
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary        Secretary since   Secretary, Lincoln VIP Trust; Formerly:         N/A        N/A
1300 S. Clinton                         February 1995     Secretary and Assistant Vice President,
Street                                                    The Lincoln National Life Insurance
Fort Wayne, IN 46802                                      Company
YOB: 1954
William P. Flory,      Second Vice      Second Vice       Second Vice President and Director of           N/A        N/A
Jr.(1)                 President and    President since   Separate Account Operations and Mutual
1300 S. Clinton        Chief            August 2007;      Fund Administration, The Lincoln
Street                 Accounting       Chief             National Life Insurance Company;
Fort Wayne, IN 46802   Officer          Accounting        Formerly: Second Vice President and
YOB: 1961                               Officer           Director of Corporate Procurement and
                                        since May 2006    Assistant Vice President of Separate
                                                          Account Operations and Mutual Fund
                                                          Administration, The Lincoln National
                                                          Life Insurance Company
Rise' C.M. Taylor(1)   Vice President   Vice President    Vice President and Treasurer, The               N/A        N/A
1300 S. Clinton        and              since August      Lincoln National Life Insurance Company;
Street                 Treasurer        2003 and          Vice President and Treasurer, Lincoln
Fort Wayne, IN 46802                    Treasurer since   Life & Annuity Company of New York
YOB: 1967                               May 2006;
                                        Formerly:
                                        Assistant
                                        Treasurer since
                                        August 2003
Kevin J. Adamson(1)    Second Vice      Second Vice       Second Vice President, Director of Funds        N/A        N/A
1300 S. Clinton        President        President since   Managements, The Lincoln National Life
Street                                  May 2006          Insurance Company; Formerly: Director of
Fort Wayne, IN 46802                                      Financial Operations, Swiss Re/Lincoln
YOB: 1966                                                 Re

                             LVIP MFS Value Fund-16

                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John A. Weston(1)      Chief            Chief             Vice President for Fund and Advisor             N/A        N/A
1300 S. Clinton        Compliance       Compliance        Compliance, The Lincoln National Life
Street                 Officer          Officer since     Insurance Company; Treasurer, Jefferson
Fort Wayne, IN 46802                    May 2007          Pilot Variable Fund, Inc.
YOB: 1959
Michael Schulitz(1)    Second Vice      Second Vice       Second Vice President, Product                  N/A        N/A
1300 S. Clinton        President        President since   Marketing, The Lincoln National Life
Street                                  August 2007       Insurance Company
Fort Wayne, IN 46802
YOB: 1968
David Weiss(1)         Assistant Vice   Assistant Vice    Assistant Vice President, Funds                 N/A        N/A
1300 S. Clinton        President        President since   Management Research, The Lincoln
Street                                  August 2007       National Life Insurance Company;
Fort Wayne, IN 46802                                      Formerly:  Director, Funds Management
YOB: 1976                                                 Research; Mutual Fund/Securities
                                                          Analyst; Senior Mutual Fund Analyst,
                                                          Jefferson Pilot Corp.



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                             LVIP MFS Value Fund-17

                                                        LVIP MID-CAP GROWTH FUND

                           (MID-CAP GROWTH FUND LOGO)

                            LVIP Mid-Cap Growth Fund
                              a series of Lincoln Variable
                              Insurance Products Trust
                            Annual Report
                            December 31, 2007





                                                        LVIP MID-CAP GROWTH FUND


                                             (FORMERLY MID-CAP GROWTH PORTFOLIO,
                                A SERIES OF JEFFERSON PILOT VARIABLE FUND, INC.)

LVIP MID-CAP GROWTH FUND

INDEX



COMMENTARY                                                                 1

DISCLOSURE OF FUND EXPENSES                                                2

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS                               3

STATEMENT OF NET ASSETS                                                    4

STATEMENT OF OPERATIONS                                                    7

STATEMENTS OF CHANGES IN NET ASSETS                                        7

FINANCIAL HIGHLIGHTS                                                       8

NOTES TO FINANCIAL STATEMENTS                                             10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                   13

OFFICER/TRUSTEE INFORMATION                                               14


LVIP MID-CAP GROWTH FUND
2007 ANNUAL REPORT COMMENTARY

Managed by:
                                                                          (LOGO)

The Fund returned 24.68% (Standard Class shares with distributions reinvested) for the year ended December 31, 2007 while its benchmark, the Russell Midcap Growth Index*, returned 11.43%.

In 2007, the broad equity market ended in positive territory, recording its fifth consecutive year of gains. In a welcome role reversal, growth stocks assumed market leadership after seven years of underperformance. Value stocks actually posted negative results (the first time since 2002) while growth stocks generated double-digit returns. Another trend that reversed course during the year was the emergence of large capitalization stocks. Similar to the shift in style, a large cap bias has become increasingly evident throughout the year as mega cap stocks -- the largest of the large -- outpaced their smaller cap counterparts.

Eight of the Fund's 10 sector positions beat their corresponding index sectors. Contributing the most to performance were growth-oriented holdings in the consumer discretionary, energy and materials/processing sectors, a combined 39% weighting. Stocks that added value included aQuantive, GameStop Corp, First Solar Inc., Range Resources Corp. and Owens-Illinois Inc. Detracting the most from performance were our holdings in the technology sector, a 14% weighting. Akamai Technologies Inc. and F5 Networks Inc. were the largest detractors from performance.

Looking towards 2008, while the chance of a recession has certainly increased in recent months, we think the economy may keep growing at least modestly aided by strong growth in exports. As we see it, slow to moderate economic growth should keep inflation and interest rates subdued, help companies (as measured by the S&P 500) to report higher earnings growth of perhaps 8% for all of 2008, and allow stocks in aggregate to keep climbing -- notwithstanding some volatility along the way. Specific to growth stocks, in an environment when above-average growth becomes scarce, growth stocks become more valuable.

Christopher McHugh
Jason D. Schrotberger
Tara Hedlund
Turner Investment Partners, Inc.

The views expressed represent the opinions of Turner Investment Partners and are not intended as a forecast, a guarantee of future results, investment recommendations, or an offer to buy or sell any securities. There can be no guarantee that Turner will select and hold any particular security for its client portfolios. Earnings growth may not result in an increase in share price. Past performance is no guarantee of future results. Holdings are subject to change and should not be considered as recommendations.

Growth of $10,000 invested 5/1/01 through 12/31/07

(LINE GRAPH)

                                   MID-CAP GROWTH
                                    FUND STANDARD    RUSSELL MIDCAP
                                    CLASS SHARES      GROWTH INDEX
                                   --------------    --------------
5/1/01                                10000.00          10000.00
                                       8583.00           7985.00
                                       5870.00           5797.00
                                       8781.00           8272.00
                                       9820.00           9553.00
                                      11025.00          10709.00
                                      11766.00          11850.00
12/31/07                              14670.00          13204.00




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Mid-Cap Growth Fund Standard Class shares on 5/1/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $14,670. For comparison, look at how the Russell Midcap Growth Index did over the same period. The same $10,000 investment would have grown to $13,204. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns               Ended
on investment                            12/31/07
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
One Year                                  +24.68%
-------------------------------------------------
Five Years                                +20.10%
-------------------------------------------------
Inception (5/1/01)                         +5.91%
-------------------------------------------------
Service Class Shares
-------------------------------------------------
Inception (4/30/07)                       +15.44%
-------------------------------------------------



* The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.



                           LVIP Mid-Cap Growth Fund-1

LVIP MID-CAP GROWTH FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2007 TO DECEMBER 31, 2007

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's actual expenses shown in the table reflect fee waivers in effect.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                  Expenses
                        Beginning      Ending                   Paid During
                         Account      Account     Annualized       Period
                          Value        Value        Expense      7/1/07 to
                          7/1/07      12/31/07       Ratio       12/31/07*
---------------------------------------------------------------------------
ACTUAL
Standard Class Shares   $1,000.00    $1,088.50       0.95%         $5.00
Service Class Shares     1,000.00     1,087.20       1.20%          6.31
---------------------------------------------------------------------------
HYPOTHETICAL (5%RETURN BEFORE EXPENSES)
Standard Class Shares   $1,000.00    $1,020.42       0.95%         $4.84
Service Class Shares     1,000.00     1,019.16       1.20%          6.11
---------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                           LVIP Mid-Cap Growth Fund-2

LVIP MID-CAP GROWTH FUND

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.


                                            PERCENTAGE
SECTOR                                    OF NET ASSETS
-------------------------------------------------------
COMMON STOCK                                   94.37%
-------------------------------------------------------
Aerospace & Defense                             2.12%
Air Freight & Logistics                         2.07%
Beverages                                       1.29%
Biotechnology                                   2.32%
Capital Markets                                 4.45%
Chemicals                                       2.18%
Commercial Services & Supplies                  2.27%
Communications Equipment                        2.17%
Computers & Peripherals                         0.86%
Construction & Engineering                      0.97%
Containers & Packaging                          1.70%
Diversified Consumer Services                   1.30%
Diversified Financial Services                  2.74%
Electric Utilities                              0.83%
Electrical Equipment                            3.76%
Electronic Equipment & Instruments              1.04%
Energy Equipment & Services                     5.41%
Food Products                                   2.75%
Gas Utilities                                   0.77%
Health Care Equipment & Supplies                3.19%
Health Care Providers & Services                2.14%
Hotels, Restaurants & Leisure                   3.97%
Independent Power Producers & Energy
  Traders                                       0.97%
Industrial Conglomerates                        0.97%
Insurance                                       0.89%
Internet & Catalog Retail                       1.59%
Internet Software & Services                    2.99%
IT Services                                     1.74%
Life Sciences Tools & Services                  1.12%
Machinery                                       5.27%
Media                                           1.41%
Metals & Mining                                 0.80%
Oil, Gas & Consumable Fuels                     5.89%
Pharmaceuticals                                 2.36%
Semiconductors & Semiconductor
  Equipment                                     6.34%
Software                                        5.57%
Specialty Retail                                3.31%
Textiles, Apparel & Luxury Goods                0.70%
Wireless Telecommunication Services             2.15%
-------------------------------------------------------
SHORT-TERM INVESTMENT                           5.90%
-------------------------------------------------------
TOTAL VALUE OF SECURITIES                     100.27%
-------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS                                 (0.27%)
-------------------------------------------------------
TOTAL NET ASSETS                              100.00%
-------------------------------------------------------





Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

                                            PERCENTAGE
TOP 10 EQUITY HOLDINGS                    OF NET ASSETS
-------------------------------------------------------
GameStop Class A                               1.72%
Owens-Illinois                                 1.70%
VeriSign                                       1.67%
First Solar                                    1.65%
T. Rowe Price Group                            1.62%
Range Resources                                1.59%
Weatherford International                      1.50%
Intercontinental Exchange                      1.47%
MEMC Electronic Materials                      1.47%
AGCO                                           1.45%
-------------------------------------------------------
TOTAL                                         15.84%
-------------------------------------------------------





                           LVIP Mid-Cap Growth Fund-3

LVIP MID-CAP GROWTH FUND
STATEMENT OF NET ASSETS
December 31, 2007



                                      NUMBER OF       VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK-94.37%
     AEROSPACE & DEFENSE-2.12%
  +  BE Aerospace..................      4,820     $   254,978
     Precision Castparts...........      3,460         479,902
                                                   -----------
                                                       734,880
                                                   -----------
     AIR FREIGHT & LOGISTICS-2.07%
     Expeditors International
      Washington..................       4,750         212,230
     Robinson (C.H.) Worldwide.....      9,290         502,775
                                                   -----------
                                                       715,005
                                                   -----------
     BEVERAGES-1.29%
     Molson Coors Brewing Class B..      4,410         227,644
     Pepsi Bottling Group..........      5,530         218,214
                                                   -----------
                                                       445,858
                                                   -----------
     BIOTECHNOLOGY-2.32%
  +  Alexion Pharmaceuticals.......      4,330         324,880
  +  BioMarin Pharmaceutical.......      6,800         240,720
  +  United Therapeutics...........      2,420         236,313
                                                   -----------
                                                       801,913
                                                   -----------
     CAPITAL MARKETS-4.45%
  +  Affiliated Managers Group.....      2,030         238,444
     BlackRock.....................      1,140         247,152
     Northern Trust................      6,430         492,409
     T. Rowe Price Group...........      9,230         561,923
                                                   -----------
                                                     1,539,928
                                                   -----------
     CHEMICALS-2.18%
     Air Products & Chemicals......      4,030         397,479
  +  Mosaic........................      3,780         356,605
                                                   -----------
                                                       754,084
                                                   -----------
     COMMERCIAL SERVICES & SUPPLIES-2.27%
  +  Covanta Holding...............      6,420         177,577
  +  FTI Consulting................      4,000         246,560
  +  Stericycle....................      3,870         229,878
  +  Waste Connections.............      4,290         132,561
                                                   -----------
                                                       786,576
                                                   -----------
     COMMUNICATIONS EQUIPMENT-2.17%
  +  Foundry Networks..............     19,200         336,384
  +  Juniper Networks..............     12,510         415,332
                                                   -----------
                                                       751,716
                                                   -----------
     COMPUTERS & PERIPHERALS-0.86%
     Seagate Technology............     11,710         298,605
                                                   -----------
                                                       298,605
                                                   -----------
     CONSTRUCTION & ENGINEERING-0.97%
  +  Shaw Group....................      5,550         335,442
                                                   -----------
                                                       335,442
                                                   -----------
     CONTAINERS & PACKAGING-1.70%
  +  Owens-Illinois................     11,890         588,555
                                                   -----------
                                                       588,555
                                                   -----------
     DIVERSIFIED CONSUMER SERVICES-1.30%
  +  Apollo Group Class A..........      6,430         451,065
                                                   -----------
                                                       451,065
                                                   -----------
     DIVERSIFIED FINANCIAL SERVICES-2.74%
  +  Intercontinental Exchange.....      2,650         510,125
     Nymex Holdings................      3,290         439,577
                                                   -----------
                                                       949,702
                                                   -----------
     ELECTRIC UTILITIES-0.83%
  +  Allegheny Energy..............      4,520         287,517
                                                   -----------
                                                       287,517
                                                   -----------
     ELECTRICAL EQUIPMENT-3.76%
     AMETEK........................      8,615         403,527
  +  First Solar...................      2,140         571,679
     Roper Industries..............      5,220         326,459
                                                   -----------
                                                     1,301,665
                                                   -----------
     ELECTRONIC EQUIPMENT & INSTRUMENTS-1.04%
  +  Dolby Laboratories Class A....      7,210         358,481
                                                   -----------
                                                       358,481
                                                   -----------
     ENERGY EQUIPMENT & SERVICES-5.41%
     Diamond Offshore Drilling.....      3,200         454,400
  +  Exterran Holdings.............      3,020         247,036
  +  National Oilwell Varco........      5,610         412,111
     Tidewater.....................      4,340         238,092
  +  Weatherford International.....      7,580         519,988
                                                   -----------
                                                     1,871,627
                                                   -----------
     FOOD PRODUCTS-2.75%
     Bunge.........................      2,690         313,143
     Heinz (H.J.)..................      6,070         283,348
     Wrigley, (Wm) Jr. ............      6,070         355,398
                                                   -----------
                                                       951,889
                                                   -----------
     GAS UTILITIES-0.77%
     Questar.......................      4,950         267,795
                                                   -----------
                                                       267,795
                                                   -----------
     HEALTH CARE EQUIPMENT & SUPPLIES-3.19%
     DENTSPLY International........      5,370         241,757
  +  Hologic.......................      3,680         252,595
  +  Intuitive Surgical............      1,310         425,096
  +  Inverness Medical
      Innovations.................       3,300         185,394
                                                   -----------
                                                     1,104,842
                                                   -----------
     HEALTH CARE PROVIDERS & SERVICES-2.14%
  +  Express Scripts...............      6,750         492,750
  +  Schein (Henry)................      4,030         247,442
                                                   -----------
                                                       740,192
                                                   -----------
     HOTELS, RESTAURANTS &
      LEISURE-3.97%
  +  Melco PBL Entertainment Macau
      ADR.........................      17,220         199,063
  +  WMS Industries................      9,985         365,850
  +  Wynn Resorts..................      2,870         321,813

                           LVIP Mid-Cap Growth Fund-4

LVIP MID-CAP GROWTH FUND
STATEMENT OF NET ASSETS (CONTINUED)


                                      NUMBER OF       VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     HOTELS, RESTAURANTS & LEISURE (CONTINUED)
     Yum Brands....................     12,760     $   488,326
                                                   -----------
                                                     1,375,052
                                                   -----------
     INDEPENDENT POWER PRODUCERS & ENERGY
      TRADERS-0.97%
  +  NRG Energy....................      7,730         335,018
                                                   -----------
                                                       335,018
                                                   -----------
     INDUSTRIAL CONGLOMERATES-0.97%
  +  McDermott International.......      5,680         335,290
                                                   -----------
                                                       335,290
                                                   -----------
     INSURANCE-0.89%
     Aon...........................      6,460         308,077
                                                   -----------
                                                       308,077
                                                   -----------
     INTERNET & CATALOG RETAIL-1.59%
  +  priceline.com.................      1,830         210,194
  +  VistaPrint....................      7,920         339,372
                                                   -----------
                                                       549,566
                                                   -----------
     INTERNET SOFTWARE & SERVICES-2.99%
  +  Equinix.......................      2,450         247,622
  +  Sina..........................      4,755         210,694
  +  VeriSign......................     15,330         576,561
                                                   -----------
                                                     1,034,877
                                                   -----------
     IT SERVICES-1.74%
     Mastercard Class A............      1,950         419,640
  +  Omniture......................      5,460         181,763
                                                   -----------
                                                       601,403
                                                   -----------
     LIFE SCIENCES TOOLS & SERVICES-1.12%
  +  Charles River Laboratories
      International...............       3,450         227,010
  +  Waters........................      2,040         161,303
                                                   -----------
                                                       388,313
                                                   -----------
     MACHINERY-5.27%
  +  AGCO..........................      7,400         503,052
     Flowserve.....................      3,400         327,080
     Harsco........................      6,540         419,018
     Manitowoc.....................      5,210         254,404
     SPX...........................      3,130         321,921
                                                   -----------
                                                     1,825,475
                                                   -----------
     MEDIA-1.41%
  +  Central European Media
      Enterprises.................       1,440         167,011
  +  Focus Media Holding ADR.......      5,660         321,545
                                                   -----------
                                                       488,556
                                                   -----------
     METALS & MINING-0.80%
     Steel Dynamics................      4,640         276,405
                                                   -----------
                                                       276,405
                                                   -----------
     OIL, GAS & CONSUMABLE FUELS-5.89%
     Consol Energy.................      3,640         260,333
  +  Quicksilver Resources.........      6,460         384,951
     Range Resources...............     10,690         549,037
  +  Southwestern Energy...........      6,280         349,922
     Williams Companies............     13,820         494,480
                                                   -----------
                                                     2,038,723
                                                   -----------
     PHARMACEUTICALS-2.36%
     Allergan......................      7,650         491,436
     Shire ADR.....................      4,730         326,134
                                                   -----------
                                                       817,570
                                                   -----------
     SEMICONDUCTORS & SEMICONDUCTOR
      EQUIPMENT-6.34%
  +  Atheros Communications........      5,480         167,359
  +  Cavium Networks...............      6,920         159,298
  +  Cypress Semiconductor.........      6,570         236,717
  +  MEMC Electronic Materials.....      5,740         507,932
  +  NVIDIA........................      9,590         326,252
  +  Sigma Designs.................      3,220         177,744
  +  Silicon Laboratories..........      5,320         199,128
  +  Varian Semiconductor Equipment
      Associates..................      11,347         419,839
                                                   -----------
                                                     2,194,269
                                                   -----------
     SOFTWARE-5.57%
  +  Activision....................     11,990         356,103
  +  Citrix Systems................     10,610         403,286
  +  Electronic Arts...............      8,420         491,812
  +  McAfee........................      4,610         172,875
  +  Nuance Communications.........      8,830         164,944
  +  salesforce.com................      5,430         340,407
                                                   -----------
                                                     1,929,427
                                                   -----------
     SPECIALTY RETAIL-3.31%
  +  GameStop Class A..............      9,600         596,256
     Guess.........................      9,910         375,490
  +  Urban Outfitters..............      6,380         173,919
                                                   -----------
                                                     1,145,665
                                                   -----------
     TEXTILES, APPAREL & LUXURY GOODS-0.70%
  +  Under Armour Class A..........      5,570         243,242
                                                   -----------
                                                       243,242
                                                   -----------
     WIRELESS TELECOMMUNICATION SERVICES-2.15%
  +  Crown Castle International....     10,490         436,384
  +  Millicom International
      Cellular....................       1,180         139,169
  +  SBA Communications Class A....      5,040         170,554
                                                   -----------
                                                       746,107
                                                   -----------
     TOTAL COMMON STOCK
      (COST $29,297,128)..........                  32,670,372
                                                   -----------





                           LVIP Mid-Cap Growth Fund-5

LVIP MID-CAP GROWTH FUND
STATEMENT OF NET ASSETS (CONTINUED)


                                                                                 NUMBER OF       VALUE
                                                                                   SHARES      (U.S. $)
     SHORT-TERM INVESTMENT-5.90%
     MONEY MARKET INSTRUMENT-5.90%
     Dreyfus Cash Management Fund.............................................   2,042,815    $2,042,815
                                                                                              ----------
     TOTAL SHORT-TERM INVESTMENT (COST $2,042,815)............................                 2,042,815
                                                                                              ----------





TOTAL VALUE OF SECURITIES-100.27% (COST $31,339,943)...........................    34,713,187
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.27%)........................       (94,930)
                                                                                  -----------
NET ASSETS APPLICABLE TO 2,452,313 SHARES OUTSTANDING-100.00%..................   $34,618,257
                                                                                  ===========
NET ASSET VALUE-LVIP MID-CAP GROWTH FUND STANDARD CLASS ($21,353,844 /
  1,511,711 SHARES)............................................................       $14.126
                                                                                      =======
NET ASSET VALUE-LVIP MID-CAP GROWTH FUND SERVICE CLASS ($13,264,413 / 940,602
  SHARES)......................................................................       $14.102
                                                                                      =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par).................   $25,736,602
Accumulated net realized gain on investments...................................     5,508,411
Net unrealized appreciation of investments.....................................     3,373,244
                                                                                  -----------
Total net assets...............................................................   $34,618,257
                                                                                  ===========




----------
+ Non-income producing security for the year ended December 31, 2007.

ADR-American Depositary Receipts

                             See accompanying notes


                           LVIP Mid-Cap Growth Fund-6

LVIP MID-CAP GROWTH FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2007




INVESTMENT INCOME:
Dividends.............................   $  135,802
Interest..............................       29,241
Securities lending income.............       12,062
                                         ----------
                                            177,105
                                         ----------
EXPENSES:
Management fees.......................      233,211
Professional fees.....................       18,592
Custodian fees........................       13,247
Distribution expenses -- Service
 Class...............................         8,664
Accounting and administration
 expenses............................         7,760
Reports and statements to
 shareholders........................         3,203
Trustees' fees........................          783
Other.................................        1,016
                                         ----------
                                            286,476
Less expenses waived..................      (20,352)
Less expense paid indirectly..........          (13)
                                         ----------
Total operating expenses..............      266,111
                                         ----------
NET INVESTMENT LOSS...................      (89,006)
                                         ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain on investment.......    5,623,753
Net change in unrealized
 appreciation/depreciation of
 investments.........................       (10,496)
                                         ----------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS.........................     5,613,257
                                         ----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS.....................    $5,524,251
                                         ==========




                             See accompanying notes


LVIP MID-CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS



                                          YEAR ENDED
                                    12/31/07       12/31/06
                                  ------------   -----------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment loss............   $    (89,006)  $   (43,024)
Net realized gain on
 investments..................       5,623,753     2,922,907
Net change in unrealized
 appreciation/depreciation of
 investments..................         (10,496)   (1,176,603)
                                  ------------   -----------
Net increase in net assets
 resulting from operations....       5,524,251     1,703,280
                                  ------------   -----------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net realized gain on
 investments:
 Standard Class...............              --    (1,107,858)
                                  ------------   -----------
                                            --    (1,107,858)
                                  ------------   -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class...............       9,271,391     3,488,608
 Service Class................      20,721,182            --
Net asset value of shares
 issued upon reinvestment of
 dividends and distributions:
 Standard Class...............              --     1,107,858
                                  ------------   -----------
                                    29,992,573     4,596,466
                                  ------------   -----------
Cost of shares repurchased:
 Standard Class...............     (19,322,700)   (6,290,387)
 Service Class................      (7,647,898)           --
                                  ------------   -----------
                                   (26,970,598)   (6,290,387)
                                  ------------   -----------
Increase (decrease) in net
 assets derived from capital
 share transactions...........       3,021,975    (1,693,921)
                                  ------------   -----------
NET INCREASE (DECREASE) IN NET
 ASSETS.......................       8,546,226    (1,098,499)
NET ASSETS:
Beginning of year..............     26,072,031    27,170,530
                                  ------------   -----------
End of year (there was no
 undistributed net investment
 income at either year end)...    $ 34,618,257   $26,072,031
                                  ============   ===========




                             See accompanying notes


                           LVIP Mid-Cap Growth Fund-7

LVIP MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS(1)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                    LVIP MID-CAP GROWTH FUND STANDARD CLASS
                                                                                  YEAR ENDED
                                                 12/31/07         12/31/06         12/31/05         12/31/04         12/31/03
                                                 ----------------------------------------------------------------------------
Net asset value, beginning of period..........    $11.330          $11.025          $ 9.820          $ 8.780          $ 5.870

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)........................     (0.042)          (0.018)          (0.050)          (0.070)          (0.050)
Net realized and unrealized gain on
 investments.................................       2.838            0.778            1.255            1.110            2.960
                                                  -------          -------          -------          -------          -------
Total from investment operations..............      2.796            0.760            1.205            1.040            2.910
                                                  -------          -------          -------          -------          -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net realized gain on investments..............         --           (0.455)              --               --               --
                                                  -------          -------          -------          -------          -------
Total dividends and distributions.............         --           (0.455)              --               --               --
                                                  -------          -------          -------          -------          -------

Net asset value, end of period................    $14.126          $11.330          $11.025          $ 9.820          $ 8.780
                                                  =======          =======          =======          =======          =======

Total return(3)...............................     24.68%            6.72%           12.27%           11.84%           49.59%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).......    $21,354          $26,072          $27,171          $24,086          $24,844
Ratio of expenses to average net assets.......      0.99%            1.07%            1.08%            1.09%            1.14%
Ratio of expenses to average net assets prior
 to fees waived and expense paid indirectly..       1.06%            1.07%            1.08%            1.09%            1.14%
Ratio of net investment loss to average net
 assets......................................      (0.33%)          (0.16%)          (0.56%)          (0.77%)          (0.89%)
Ratio of net investment loss to average net
 assets prior to fees waived and expense paid
 indirectly..................................      (0.40%)          (0.16%)          (0.56%)          (0.77%)          (0.89%)
Portfolio turnover............................       199%             156%             158%             175%             167%



----------
(1) Effective April 30, 2007, the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. Mid-Cap Growth Portfolio (the "JPVF Fund"). The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

(2) The average shares outstanding method has been applied for per share information for the years ended December 31, 2007 and 2006.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes


                           LVIP Mid-Cap Growth Fund-8

LVIP MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout the period were as follows:


                                                     LVIP MID-CAP GROWTH FUND
                                                           SERVICE CLASS
                                                            4/30/07(1)
                                                                TO
                                                             12/31/07
                                                     ------------------------
Net asset value, beginning of period..............            $12.216

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)............................             (0.039)
Net realized and unrealized gain on investments...              1.925
                                                              -------
Total from investment operations..................              1.886
                                                              -------

Net asset value, end of period....................            $14.102
                                                              =======
Total return(3)...................................             15.44%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)...........            $13,264
Ratio of expenses to average net assets...........              1.21%
Ratio of expenses to average net assets prior to
 fees waived and expense paid indirectly.........               1.33%
Ratio of net investment loss to average net
 assets..........................................              (0.43%)
Ratio of net investment loss to average net assets
 prior to fees waived and expense paid
 indirectly......................................              (0.55%)
Portfolio turnover................................             199%(4)



----------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Portfolio turnover is representative of the Fund for the entire year.

                             See accompanying notes


                           LVIP Mid-Cap Growth Fund-9

LVIP MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 31 series. These financial statements and the related notes pertain to the LVIP Mid-Cap Growth Fund (the "Fund"). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products. The Service Class shares commenced operations on April 30, 2007.

Effective April 30, 2007, pursuant to an Agreement and Plan of Reorganization (the "Reorganization"), the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. Mid-Cap Growth Portfolio (the "JPVF Fund"). The shareholders of the JPVF Fund received shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their shares in the JPVF Fund immediately prior to the Reorganization. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the JPVF Fund as of the date of the Reorganization. The JPVF Fund's investment objectives, policies and limitations were identical to those of the Fund. For financial reporting purposes, the JPVF Fund's operating history prior to the Reorganization is reflected in the Fund's financial statements and financial highlights.

The Fund's investment objective is to seek capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust are allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $17,584 for the year ended December 31, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.


                           LVIP Mid-Cap Growth Fund-10

LVIP MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Lincoln Investment Advisors Corporation (LIA), formerly Jefferson Pilot Investment Advisory Corporation (JPIA), is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. LIA is a registered investment advisor and subsidiary of Lincoln National Corporation
(LNC). For its services, LIA receives a management fee at an annual rate of 0.90% on the first $25 million of the average daily net assets of the Fund; 0.85% on the next $50 million; 0.80% on the next $75 million; 0.70% on the next $100 million; and 0.65% on average daily net assets in excess of $250 million.

Effective April 30, 2007, LIA has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund's annual operating expenses (excluding distribution fees) exceed 1.02% of average daily net assets of the Fund. Additionally, LIA has contractually agreed to waive a portion of its advisory fee through April 30, 2008 as follows: 0.10% on the first $25 million of average daily net assets of the Fund; and 0.05% on the next $50 million. The agreements will renew automatically for one year terms unless the advisor provides written notice of termination to the Fund. Prior to April 30, 2007, the Fund had no expense limitation in effect.

Turner Investment Partners, LLC. (the "Sub-Advisor") is responsible for the day-to-day management of the Fund's investment portfolio. For these services, LIA, not the Fund, pays the Sub-Advisor at an annual rate of 0.50% of the first $150 million of the Fund's average daily net assets; and 0.45% of the Fund's average daily net assets over $150 million.

Effective October 1, 2007, Mellon Bank, N.A. provides fund accounting and financial administration services to the Fund. For these services, the Fund pays Mellon a monthly fee based on average net assets, subjects to certain minimums.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets. Prior to October 1, 2007, DSC provided fund accounting and financial administration to the Fund for which it received a monthly fee based on average net assets, subject to certain minimums. For the period May 1, 2007 through December 31, 2007, the Fund was charged $3,825 for these services. Prior to May 1, 2007, JPIA (the advisor of the JPVF Fund) paid the fund accounting and financial administration fees.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust was charged $553,000 for the year ended December 31, 2007, which was allocated to the funds based on average net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2007, fees for administrative and support services amounted to $726 and $460, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2007, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIA..........   $22,629
Fees Payable to DSC.....................        71
Distribution Fees Payable to LFD. ......     2,614


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2007, the Fund made purchases of $52,658,225 and sales of $51,512,082 of investment securities other than short-term investments.

At December 31, 2007, the cost of investments for federal income tax purposes was $31,422,549. At December 31, 2007, net unrealized appreciation was $3,290,638, of which $3,893,982 related to unrealized appreciation of investments and $603,344 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the year ended December 31, 2007. The tax character of dividends and distributions paid during the year ended December 31, 2006 was as follows:

                                          YEAR ENDED
                                           12/31/06
                                          ----------
Long-term capital gain.................   $1,107,858




                           LVIP Mid-Cap Growth Fund-11

LVIP MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




4. DIVIDEND AND DISTRIBUTION INFORMATION (CONTINUED)


In addition, the Fund declared an ordinary income consent dividend of $544,894 and long-term capital gain consent dividend of $2,343,721 for the year ended December 31, 2006. Such amounts have been deemed paid and contributed to the Fund as additional paid-in capital.

5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest.........   $25,736,602
Undistributed ordinary income.........     1,884,408
Undistributed long-term capital gain..     3,706,609
Unrealized appreciation of
  investments.........................     3,290,638
                                         -----------
Net assets............................   $34,618,257
                                         ===========



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Fund recorded the following reclassifications:

  ACCUMULATED      ACCUMULATED
NET INVESTMENT    NET REALIZED      PAID-IN
     LOSS          GAIN (LOSS)      CAPITAL
--------------    ------------    ----------
    $89,006       $(2,977,621)    $2,888,615


6. CAPITAL SHARES
Transactions in capital shares were as follows:

                                YEAR ENDED         YEAR ENDED
                                 12/31/07           12/31/06
                                ----------         ----------
Shares sold:
  Standard Class.............      704,610           298,947
  Service Class..............    1,509,395                --
Shares issued upon
  reinvestment of dividends
  and distributions:
  Standard Class.............           --            93,565
                                ----------          --------
                                 2,214,005           392,512
                                ----------          --------
Shares repurchased:
  Standard Class.............   (1,494,050)         (555,757)
  Service Class..............     (568,793)               --
                                ----------          --------
                                (2,062,843)         (555,757)
                                ----------          --------
Net increase (decrease)......      151,162          (163,245)
                                ==========          ========





7. SECURITIES LENDING
During the year ended December 31, 2007, the Fund participated in a securities lending agreement with Citibank N.A. The Fund discontinued securities lending as of August 30, 2007. The securities lending agreement has been terminated.

8. MARKET RISK
The Fund invests a significant portion of its assets in mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

9. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                           LVIP Mid-Cap Growth Fund-12

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
LVIP Mid-Cap Growth Fund

We have audited the accompanying statement of net assets of the LVIP Mid-Cap Growth Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Mid-Cap Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 14, 2008


                           LVIP Mid-Cap Growth Fund-13

OFFICER/TRUSTEE INFORMATION FOR LINCOLN VIP TRUST


                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Kelly D.               Chairman,        Chairman since    Vice President, The Lincoln National             32        Lincoln
Clevenger(1)           President        August 1995;      Life Insurance Company.  Executive Vice                    Retirement
1300 S. Clinton        and Trustee      President and     President, Lincoln Retirement Services                     Services
Street                                  Trustee since     Company, LLC; Second Vice President,                       Company,
Fort Wayne, IN 46802                    November 1994     Lincoln Life & Annuity Company of New                      LLC
YOB: 1952                                                 York
Michael D. Coughlin    Trustee          Trustee since     Management Consultant, Coughlin                  32        Merrimack
1300 S. Clinton                         April 2007        Associates                                                 County
Street                                                                                                               Savings Bank;
Fort Wayne, IN 46802                                                                                                 Trustee of
YOB: 1942                                                                                                            Merrimack
                                                                                                                     Bankcorp, MHC.
Nancy L. Frisby        Trustee          Trustee since     Formerly: Senior Vice President and              32        N/A
1300 S. Clinton                         April 1992        Chief Financial Officer, DeSoto Memorial
Street                                                    Hospital
Fort Wayne, IN 46802
YOB: 1941
Elizabeth S. Hager     Trustee          Trustee since     Executive Director of United Way of              32        N/A
1300 S. Clinton                         April 2007        Merrimack County; Representative, New
Street                                                    Hampshire House of Representatives
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon          Trustee          Trustee since     Professor of Economics and Management,           32        N/A
1300 S. Clinton                         February 2006;    DePauw University
Street                                  Formerly:
Fort Wayne, IN 46802                    Advisory
YOB: 1948                               Trustee since
                                        November  2004
Thomas D. Rath         Trustee          Trustee since     Partner, Rath, Young and Pignatelli              32        Associated
1300 S. Clinton                         April 2007                                                                   Grocers
Street                                                                                                               of New England
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella      Trustee          Trustee since     President Emeritus, Indiana Health               32        Advisory Board
1300 S. Clinton                         February 1998     Association, Formerly: President,                          of
Street                                                    Indiana Hospital & Health Association                      Harris Bank
Fort Wayne, IN 46802
YOB: 1943
David H. Windley       Trustee          Trustee since     Retired Director of Blue & Co., LLC.             32        Meridian
1300 S. Clinton                         August 2004                                                                  Investment
Street                                                                                                               Advisors, Inc.
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary        Secretary since   Secretary, Lincoln VIP Trust; Formerly:         N/A        N/A
1300 S. Clinton                         February 1995     Secretary and Assistant Vice President,
Street                                                    The Lincoln National Life Insurance
Fort Wayne, IN 46802                                      Company
YOB: 1954
William P. Flory,      Second Vice      Second Vice       Second Vice President and Director of           N/A        N/A
Jr.(1)                 President and    President since   Separate Account Operations and Mutual
1300 S. Clinton        Chief            August 2007;      Fund Administration, The Lincoln
Street                 Accounting       Chief             National Life Insurance Company;
Fort Wayne, IN 46802   Officer          Accounting        Formerly: Second Vice President and
YOB: 1961                               Officer           Director of Corporate Procurement and
                                        since May 2006    Assistant Vice President of Separate
                                                          Account Operations and Mutual Fund
                                                          Administration, The Lincoln National
                                                          Life Insurance Company
Rise' C.M. Taylor(1)   Vice President   Vice President    Vice President and Treasurer, The               N/A        N/A
1300 S. Clinton        and              since August      Lincoln National Life Insurance Company;
Street                 Treasurer        2003 and          Vice President and Treasurer, Lincoln
Fort Wayne, IN 46802                    Treasurer since   Life & Annuity Company of New York
YOB: 1967                               May 2006;
                                        Formerly:
                                        Assistant
                                        Treasurer since
                                        August 2003
Kevin J. Adamson(1)    Second Vice      Second Vice       Second Vice President, Director of Funds        N/A        N/A
1300 S. Clinton        President        President since   Managements, The Lincoln National Life
Street                                  May 2006          Insurance Company; Formerly: Director of
Fort Wayne, IN 46802                                      Financial Operations, Swiss Re/Lincoln
YOB: 1966                                                 Re

                           LVIP Mid-Cap Growth Fund-14

                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John A. Weston(1)      Chief            Chief             Vice President for Fund and Advisor             N/A        N/A
1300 S. Clinton        Compliance       Compliance        Compliance, The Lincoln National Life
Street                 Officer          Officer since     Insurance Company; Treasurer, Jefferson
Fort Wayne, IN 46802                    May 2007          Pilot Variable Fund, Inc.
YOB: 1959
Michael Schulitz(1)    Second Vice      Second Vice       Second Vice President, Product                  N/A        N/A
1300 S. Clinton        President        President since   Marketing, The Lincoln National Life
Street                                  August 2007       Insurance Company
Fort Wayne, IN 46802
YOB: 1968
David Weiss(1)         Assistant Vice   Assistant Vice    Assistant Vice President, Funds                 N/A        N/A
1300 S. Clinton        President        President since   Management Research, The Lincoln
Street                                  August 2007       National Life Insurance Company;
Fort Wayne, IN 46802                                      Formerly:  Director, Funds Management
YOB: 1976                                                 Research; Mutual Fund/Securities
                                                          Analyst; Senior Mutual Fund Analyst,
                                                          Jefferson Pilot Corp.



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                           LVIP Mid-Cap Growth Fund-15

                                                         LVIP MID-CAP VALUE FUND

                              (MIF-CAP VALUE  LOGO)

                            LVIP Mid-Cap Value Fund
                              a series of Lincoln Variable
                              Insurance Products Trust
                            Annual Report
                            December 31, 2007





                                                         LVIP MID-CAP VALUE FUND


                                              (FORMERLY MID-CAP VALUE PORTFOLIO,
                                A SERIES OF JEFFERSON PILOT VARIABLE FUND, INC.)

LVIP MID-CAP VALUE FUND

INDEX



COMMENTARY                                                                 1

DISCLOSURE OF FUND EXPENSES                                                2

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS                               3

STATEMENT OF NET ASSETS                                                    4

STATEMENT OF OPERATIONS                                                    7

STATEMENTS OF CHANGES IN NET ASSETS                                        7

FINANCIAL HIGHLIGHTS                                                       8

NOTES TO FINANCIAL STATEMENTS                                             10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                   14

OTHER FUND INFORMATION                                                    15

OFFICER/TRUSTEE INFORMATION                                               16


LVIP MID-CAP VALUE
2007 ANNUAL REPORT COMMENTARY

Managed by:
                                                                          (LOGO)

The Fund returned 1.63% (Standard Class shares with distributions reinvested) for the year ended December 31, 2007, while its benchmark, the Russell 2500 Value Index*, returned (7.27%).

Equity markets weakened after a strong start to the year as concerns over subprime mortgages and rising energy prices weighed heavily on the U.S. consumer. Despite this headwind, markets generally posted positive returns for the year. Mid cap stocks outperformed large cap stocks, while small cap stocks considerably lagged, as measured by the S&P Indices.

The Fund's return exceeded that of its benchmark for the year. The Fund's outperformance was primarily due to strong stock selection, particularly in the materials, industrials and consumer discretionary sectors. Additionally, sector allocations, which are the result of bottom-up stock selection, also contributed to the Fund's performance results. The Fund benefited from a significant underweight in the lagging financials sector and an overweight to the materials and industrials sectors.

The top three contributors to relative performance were Owens-Illinois (materials), Goodrich (industrials) and Bunge (consumer staples). The three largest detractors from relative performance were E*TRADE (financials), R.H. Donnelley (consumer discretionary) and Circuit City (consumer discretionary). We eliminated our positions in E*TRADE and Circuit City, but held onto R.H. Donnelley during the period.

We believe the U.S. economy has definitely lost momentum. Economic data, on balance, are worsening, led by continued deterioration in the housing market. We expect a challenging and narrow market in the coming quarters. We will continue to invest in sectors opportunistically and on a stock-by-stock basis, reflecting our bottom-up process.

At the end of the period, our most significant overweight sectors were industrials and information technology, where we continue to identify new investment opportunities. Our most notable underweight sectors remained financials and utilities, where it is still difficult to find compelling values.

James N. Mordy
Wellington Management Company, LLP


Growth of $10,000 invested 5/1/01 through 12/31/07

(LINE GRAPH)

                                   MID-CAP VALUE
                                   FUND STANDARD    RUSSELL 2500
                                    CLASS SHARES     VALUE INDEX
                                   -------------    ------------
5/1/01                                10000.00        10000.00
                                       9923.00        10974.00
                                       8568.00         9890.00
                                      12264.00        14334.00
                                      14202.70        17427.00
                                      15624.30        18775.00
                                      18388.40        22564.00
12/31/07                              18688.20        20923.00




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Mid-Cap Value Fund Standard Class shares on 5/1/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $18,688. For comparison, look at how the Russell 2500 Value Index did over the same period. The same $10,000 investment would have grown to $20,923. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns               Ended
on investment                            12/31/07
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
One Year                                   +1.63%
-------------------------------------------------
Five Years                                +16.88%
-------------------------------------------------
Inception (5/1/01)                         +9.83%
-------------------------------------------------
Service Class Shares
-------------------------------------------------
Inception (4/30/07)                        -8.71%
-------------------------------------------------



* The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.




                            LVIP Mid-Cap Value Fund-1

LVIP MID-CAP VALUE FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2007 TO DECEMBER 31, 2007

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                  Expenses
                        Beginning      Ending                   Paid During
                         Account      Account     Annualized       Period
                          Value        Value        Expense      7/1/07 to
                          7/1/07      12/31/07       Ratio       12/31/07*
---------------------------------------------------------------------------
ACTUAL
Standard Class Shares   $1,000.00    $  876.70       1.02%         $4.82
Service Class Shares     1,000.00       875.70       1.27%          6.00
---------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares   $1,000.00    $1,020.06       1.02%         $5.19
Service Class Shares     1,000.00     1,018.80       1.27%          6.46
---------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                            LVIP Mid-Cap Value Fund-2

LVIP MID-CAP VALUE FUND

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.


                                            PERCENTAGE
SECTOR                                    OF NET ASSETS
-------------------------------------------------------
COMMON STOCK                                   97.69%
-------------------------------------------------------
Aerospace & Defense                             2.17%
Airlines                                        1.53%
Auto Components                                 1.98%
Biotechnology                                   0.86%
Capital Markets                                 1.31%
Chemicals                                       7.80%
Commercial Banks                                0.21%
Commercial Services & Supplies                  4.03%
Communications Equipment                        1.28%
Computers & Peripherals                         0.39%
Construction & Engineering                      1.25%
Containers & Packaging                          3.86%
Diversified Financial Services                  2.67%
Diversified Telecommunications
  Services                                      1.66%
Electric Utilities                              3.10%
Electronic Equipment & Instruments              5.28%
Energy Equipment & Services                     1.57%
Food Products                                   5.18%
Gas Utilities                                   1.47%
Health Care Equipment & Supplies                2.31%
Household Durables                              2.99%
Industrial Conglomerates                        0.94%
Insurance                                       5.53%
IT Services                                     2.00%
Machinery                                       4.39%
Marine                                          1.21%
Media                                           2.04%
Metals & Mining                                 1.40%
Multi-Utilities & Unregulated Power             1.74%
Oil, Gas & Consumable Fuels                     7.10%
Pharmaceuticals                                 4.75%
Real Estate Investment Trusts                   1.74%
Road & Rail                                     1.94%
Semiconductors & Semiconductor
  Equipment                                     4.26%
Software                                        1.36%
Specialty Retail                                1.83%
Textiles, Apparel & Luxury Goods                0.55%
Thrift & Mortgage Finance                       2.01%
-------------------------------------------------------
CONVERTIBLE PREFERRED STOCK                     0.16%
-------------------------------------------------------
SHORT-TERM INVESTMENT                           4.43%
-------------------------------------------------------
TOTAL VALUE OF SECURITIES                     102.28%
-------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS                                 (2.28%)
-------------------------------------------------------
TOTAL NET ASSETS                              100.00%
-------------------------------------------------------





Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

                                            PERCENTAGE
TOP 10 EQUITY HOLDINGS                    OF NET ASSETS
-------------------------------------------------------
Arrow Electronics                              2.46%
Barr Pharmaceuticals                           2.40%
Varian Semiconductor Equipment
  Associates                                   2.33%
Newfield Exploration                           2.03%
Flextronics International                      1.94%
FMC                                            1.80%
Owens-Illinois                                 1.80%
Wisconsin Energy                               1.74%
Reinsurance Group of America                   1.69%
Toro                                           1.65%
-------------------------------------------------------
TOTAL                                         19.84%
-------------------------------------------------------





                            LVIP Mid-Cap Value Fund-3

LVIP MID-CAP VALUE FUND
STATEMENT OF NET ASSETS
December 31, 2007



                                                          NUMBER OF       VALUE
                                                            SHARES      (U.S. $)
     COMMON STOCK-97.69%
     AEROSPACE & DEFENSE-2.17%
  +  Alliant Techsystems...............................      15,100   $  1,717,776
     Goodrich..........................................       8,600        607,246
                                                                      ------------
                                                                         2,325,022
                                                                      ------------
     AIRLINES-1.53%
  +  Northwest Airlines................................      94,700      1,374,097
  +  UAL...............................................       7,400        263,884
                                                                      ------------
                                                                         1,637,981
                                                                      ------------
     AUTO COMPONENTS-1.98%
     Borg Warner.......................................       5,000        242,050
  +  TRW Automotive Holdings...........................      44,800        936,320
     WABCO Holdings....................................      18,766        939,989
                                                                      ------------
                                                                         2,118,359
                                                                      ------------
     BIOTECHNOLOGY-0.86%
  +  Theravance........................................      47,300        922,350
                                                                      ------------
                                                                           922,350
                                                                      ------------
     CAPITAL MARKETS-1.31%
  +  Affiliated Managers Group.........................      11,900      1,397,774
                                                                      ------------
                                                                         1,397,774
                                                                      ------------
     CHEMICALS-7.80%
     Agrium............................................      21,900      1,581,399
     Celanese Series A.................................      37,100      1,570,072
     Chemtura..........................................     109,300        852,540
     Cytec Industries..................................      18,200      1,120,756
     FMC...............................................      35,300      1,925,616
     Rhodia............................................      33,430      1,287,996
                                                                      ------------
                                                                         8,338,379
                                                                      ------------
     COMMERCIAL BANKS-0.21%
     UnionBanCal.......................................       4,600        224,986
                                                                      ------------
                                                                           224,986
                                                                      ------------
     COMMERCIAL SERVICES & SUPPLIES-4.03%
  +  Copart............................................      37,200      1,582,860
     Donnelley (R.R.) & Sons...........................      42,900      1,619,046
  +  United Stationers.................................      23,900      1,104,419
                                                                      ------------
                                                                         4,306,325
                                                                      ------------
     COMMUNICATIONS EQUIPMENT-1.28%
  +  JDS Uniphase......................................     102,500      1,363,250
                                                                      ------------
                                                                         1,363,250
                                                                      ------------
     COMPUTERS & PERIPHERALS-0.39%
  +  NCR...............................................      16,800        421,680
                                                                      ------------
                                                                           421,680
                                                                      ------------
     CONSTRUCTION & ENGINEERING-1.25%
  +  URS...............................................      24,500      1,331,085
                                                                      ------------
                                                                         1,331,085
                                                                      ------------
     CONTAINERS & PACKAGING-3.86%
     Greif Class A.....................................      23,000      1,503,510
  +  Owens-Illinois....................................      38,800      1,920,600
  +  Pactiv............................................      26,500        705,695
                                                                      ------------
                                                                         4,129,805
                                                                      ------------
     DIVERSIFIED FINANCIAL SERVICES-2.67%
     CIT Group.........................................      36,900        886,707
     First Pacific.....................................     966,000        749,413
     Genesis Lease ADR.................................      64,900      1,217,524
                                                                      ------------
                                                                         2,853,644
                                                                      ------------
     DIVERSIFIED TELECOMMUNICATIONS SERVICES-1.66%
     Embarq............................................      18,100        896,493
     Virgin Media......................................      51,300        879,282
                                                                      ------------
                                                                         1,775,775
                                                                      ------------
     ELECTRIC UTILITIES-3.10%
     Northeast Utilities...............................      56,100      1,756,491
     Sierra Pacific Resources..........................      92,100      1,563,858
                                                                      ------------
                                                                         3,320,349
                                                                      ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS-5.28%
  +  Arrow Electronics.................................      67,100      2,635,688
  +  Flextronics International.........................     171,800      2,071,908
     Kingboard Laminates Holdings......................   1,396,500        941,923
                                                                      ------------
                                                                         5,649,519
                                                                      ------------
     ENERGY EQUIPMENT & SERVICES-1.57%
  +  Compagnie Generale de Geophysique-Veritas ADR.....      17,100        958,455
     SBM Offshore......................................       9,947        313,623
=#+  Solar Cay 144A....................................      26,800        410,308
                                                                      ------------
                                                                         1,682,386
                                                                      ------------
     FOOD PRODUCTS-5.18%
     Bunge.............................................       9,800      1,140,818
  +  Cosan.............................................      31,600        398,160
  +  Dean Foods........................................      64,200      1,660,212
  +  Lighthouse Caledonia..............................      20,306         19,280
  +  Marine Harvest....................................   2,405,000      1,544,475
  +  Smithfield Foods..................................      26,800        775,056
                                                                      ------------
                                                                         5,538,001
                                                                      ------------
     GAS UTILITIES-1.47%
     UGI...............................................      57,700      1,572,325
                                                                      ------------
                                                                         1,572,325
                                                                      ------------
     HEALTH CARE EQUIPMENT & SUPPLIES-2.31%
     Cooper............................................      26,000        988,000
     West Pharmaceutical Services......................      36,600      1,485,594
                                                                      ------------
                                                                         2,473,594
                                                                      ------------
     HOUSEHOLD DURABLES-2.99%
     MDC Holdings......................................      34,400      1,277,272
     Newell Rubbermaid.................................      39,400      1,019,672
     Whirlpool.........................................      11,000        897,930
                                                                      ------------
                                                                         3,194,874
                                                                      ------------

                            LVIP Mid-Cap Value Fund-4

LVIP MID-CAP VALUE FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                          NUMBER OF       VALUE
                                                            SHARES      (U.S. $)
     COMMON STOCK (CONTINUED)
     INDUSTRIAL CONGLOMERATES-0.94%
     Carlisle Companies................................      27,200   $  1,007,216
                                                                      ------------
                                                                         1,007,216
                                                                      ------------
     INSURANCE-5.53%
     Ambac Financial Group.............................      35,900        925,143
     Everest Re Group..................................      10,500      1,054,200
     Platinum Underwriters Holdings....................      32,700      1,162,812
     Reinsurance Group of America......................      34,500      1,810,560
     Unum Group........................................      40,400        961,116
                                                                      ------------
                                                                         5,913,831
                                                                      ------------
     IT SERVICES-2.00%
  +  BearingPoint......................................     146,500        414,595
  +  CACI International................................      38,600      1,728,122
                                                                      ------------
                                                                         2,142,717
                                                                      ------------
     MACHINERY-4.39%
  +  AGCO..............................................       9,000        611,820
     Kennametal........................................      31,600      1,196,376
     Pentair...........................................      32,400      1,127,844
     Toro..............................................      32,400      1,763,856
                                                                      ------------
                                                                         4,699,896
                                                                      ------------
     MARINE-1.21%
  +  American Commercial Lines.........................      79,800      1,295,952
                                                                      ------------
                                                                         1,295,952
                                                                      ------------
     MEDIA-2.04%
  +  Donnelley (R.H.)..................................      43,801      1,597,860
     Entercom Communications Class A...................      42,600        583,194
                                                                      ------------
                                                                         2,181,054
                                                                      ------------
     METALS & MINING-1.40%
     Cleveland-Cliffs..................................      14,800      1,491,840
                                                                      ------------
                                                                         1,491,840
                                                                      ------------
     MULTI-UTILITIES & UNREGULATED POWER-1.74%
     Wisconsin Energy..................................      38,100      1,855,851
                                                                      ------------
                                                                         1,855,851
                                                                      ------------
     OIL, GAS & CONSUMABLE FUELS-7.10%
     Arch Coal.........................................      37,500      1,684,875
  +  Brasil Ecodiesel Industria ADR....................      68,500        265,150
  +  #Brasil Ecodiesel Industria 144A ADR..............      41,500        160,638
  +  Newfield Exploration..............................      41,100      2,165,971
     Noble Energy......................................      20,300      1,614,256
  +  Uranium One.......................................     111,900        994,291
  +  USEC..............................................      79,100        711,900
                                                                      ------------
                                                                         7,597,081
                                                                      ------------
     PHARMACEUTICALS-4.75%
  +  Barr Pharmaceuticals..............................      48,300      2,564,730
  +  Endo Pharmaceuticals Holdings.....................      46,500      1,240,155
  +  Impax Laboratories................................     115,200      1,278,720
                                                                      ------------
                                                                         5,083,605
                                                                      ------------
     REAL ESTATE INVESTMENT TRUSTS-1.74%
     KKR Financial Holdings............................      13,600        191,080
     Liberty Property Trust............................      36,200      1,042,922
     Thornburg Mortgage................................      67,600        624,624
                                                                      ------------
                                                                         1,858,626
                                                                      ------------
     ROAD & RAIL-1.94%
  +  Avis Budget Group.................................      66,500        864,500
     Werner Enterprises................................      71,000      1,209,130
                                                                      ------------
                                                                         2,073,630
                                                                      ------------
     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-4.26%
  +  Fairchild Semiconductor International.............      97,200      1,402,596
  +  Teradyne..........................................      64,700        668,998
  +  Varian Semiconductor Equipment Associates.........      67,250      2,488,250
                                                                      ------------
                                                                         4,559,844
                                                                      ------------
     SOFTWARE-1.36%
  +  McAfee............................................      38,700      1,451,250
                                                                      ------------
                                                                         1,451,250
                                                                      ------------
     SPECIALTY RETAIL-1.83%
     American Eagle Outfitters.........................      52,800      1,096,656
  +  Office Depot......................................      61,900        861,029
                                                                      ------------
                                                                         1,957,685
                                                                      ------------
     TEXTILES, APPAREL & LUXURY GOODS-0.55%
     Liz Claiborne.....................................      28,900        588,115
                                                                      ------------
                                                                           588,115
                                                                      ------------
     THRIFT & MORTGAGE FINANCE-2.01%
     Sovereign Bancorp.................................      97,100      1,106,940
     Webster Financial.................................      32,500      1,039,025
                                                                      ------------
                                                                         2,145,965
                                                                      ------------
     TOTAL COMMON STOCK
      (COST $107,438,579).............................                 104,481,621
                                                                      ------------
     CONVERTIBLE PREFERRED STOCK-0.16%
     REAL ESTATE INVESTMENT TRUSTS-0.16%
     Thornburg Mortgage Series F 10.00% exercise price
      $9.25, expiration date 12/31/49.................        7,100        170,400
                                                                      ------------
     TOTAL CONVERTIBLE PREFERRED STOCK
      (COST $184,647).................................                     170,400
                                                                      ------------
     SHORT-TERM INVESTMENT-4.43%
     MONEY MARKET INSTRUMENT-4.43%
     Dreyfus Cash Management Fund......................   4,740,134      4,740,134
                                                                      ------------
     TOTAL SHORT-TERM INVESTMENT
      (COST $4,740,134)...............................                   4,740,134
                                                                      ------------





                            LVIP Mid-Cap Value Fund-5

LVIP MID-CAP VALUE FUND
STATEMENT OF NET ASSETS (CONTINUED)

TOTAL VALUE OF SECURITIES-102.28% (COST $112,363,360).........................   $109,392,155
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(2.28%).......................     (2,434,944)
                                                                                 ------------
NET ASSETS APPLICABLE TO 7,296,856 SHARES OUTSTANDING-100.00%.................   $106,957,211
                                                                                 ============
NET ASSET VALUE-LVIP MID-CAP VALUE FUND STANDARD CLASS ($92,071,654 /
  6,281,163 SHARES)...........................................................        $14.658
                                                                                      =======
NET ASSET VALUE-LVIP MID-CAP VALUE FUND SERVICE CLASS ($14,885,557 / 1,015,693
  SHARES).....................................................................        $14.656
                                                                                      =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par)................   $101,467,289
Undistributed net investment income...........................................         57,780
Accumulated net realized gain on investments..................................      8,403,366
Net unrealized depreciation of investments and foreign currencies.............     (2,971,224)
                                                                                 ------------
Total net assets..............................................................   $106,957,211
                                                                                 ============




----------
+ Non-income producing security for the year ended December 31, 2007.

# Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2007, the aggregate amount of Rule 144A securities was $570,946, which represented 0.53% of the Fund's net assets. See
  Note 9 in "Notes to Financial Statements."

= Security is being fair valued in accordance with the Fund's fair valuation policy. At December 31, 2007, the aggregate amount of fair valued securities was $410,308, which represented 0.38% of the Fund's net assets. See Note 1 in "Notes to Financial Statements."

SUMMARY OF ABBREVIATIONS:
ADR-American Depositary Receipts
EUR-European Monetary Unit
HKD-Hong Kong Dollar
NOK-Norwegian Krone
USD-United States Dollar

The following foreign currency exchange contracts were outstanding at December 31, 2007:

FOREIGN CURRENCY EXCHANGE CONTRACTS(1)

                                                                              UNREALIZED
                                                           SETTLEMENT        APPRECIATION
CONTRACTS TO RECEIVE (DELIVER)       IN EXCHANGE FOR          DATE          (DEPRECIATION)
------------------------------       ---------------       ----------       --------------
EUR 6,764                               USD (9,893)          1/2/08              $(22)
HKD 35,659                              USD (4,571)          1/3/08                 2
NOK 55,860                             USD (10,325)          1/4/08               (47)
                                                                                 ----
                                                                                 $(67)
                                                                                 ====



The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

(1) See Note 7 in "Notes to Financial Statements."

                             See accompanying notes


                            LVIP Mid-Cap Value Fund-6

LVIP MID-CAP VALUE FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2007


INVESTMENT INCOME:
Dividends............................   $  1,260,988
Interest.............................         59,549
Securities lending income............         25,673
Foreign tax withheld.................        (37,207)
                                        ------------
                                           1,309,003
                                        ------------
EXPENSES:
Management fees......................        840,185
Accounting and administration
 expenses...........................          31,412
Custodian fees.......................         22,791
Professional fees....................         20,670
Distribution expenses-Service Class..         12,346
Reports and statements to
 shareholders.......................          10,962
Trustees' fees.......................          1,994
Other................................          2,053
                                        ------------
                                             942,413
Less expenses waived.................         (1,410)
                                        ------------
Total operating expenses.............        941,003
                                        ------------
NET INVESTMENT INCOME................        368,000
                                        ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES:
Net realized gain (loss) on:
 Investments........................       8,643,016
 Foreign currencies.................          (1,263)
                                        ------------
Net realized gain....................      8,641,753
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies.........................     (11,525,364)
                                        ------------
NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN
 CURRENCIES.........................      (2,883,611)
                                        ------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS....................    $ (2,515,611)
                                        ============




                             See accompanying notes


LVIP MID-CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS



                                         YEAR ENDED
                                   12/31/07       12/31/06
                                 ------------   -----------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income.........   $    368,000   $   282,187
Net realized gain on
 investments and foreign
 currencies..................       8,641,753     6,837,215
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies..................     (11,525,364)    1,313,947
                                 ------------   -----------
Net increase (decrease) in net
 assets resulting from
 operations..................      (2,515,611)    8,433,349
                                 ------------   -----------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class..............        (276,727)           --
 Service Class...............         (24,483)           --
Net realized gain on
 investments:
 Standard Class..............              --    (5,365,934)
                                 ------------   -----------
                                     (301,210)   (5,365,934)
                                 ------------   -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class..............      58,005,451    17,139,759
 Service Class...............      18,380,016            --
Net asset value of shares
 issued upon reinvestment of
 dividends and distributions:
 Standard Class..............         276,727     5,365,934
 Service Class...............          24,483            --
                                 ------------   -----------
                                   76,686,677    22,505,693
                                 ------------   -----------
Cost of shares repurchased:
 Standard Class..............     (26,990,609)   (9,254,793)
 Service Class...............      (2,094,321)           --
                                 ------------   -----------
                                  (29,084,930)   (9,254,793)
                                 ------------   -----------
Increase in net assets derived
 from capital share
 transactions................      47,601,747    13,250,900
                                 ------------   -----------
NET INCREASE IN NET ASSETS....     44,784,926    16,318,315
NET ASSETS:
Beginning of year.............     62,172,285    45,853,970
                                 ------------   -----------
End of year (including
 undistributed net investment
 income of $57,780 and
 $279,492, respectively).....    $106,957,211   $62,172,285
                                 ============   ===========




                             See accompanying notes



                            LVIP Mid-Cap Value Fund-7

LVIP MID-CAP VALUE FUND
FINANCIAL HIGHLIGHTS(1)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                    LVIP MID-CAP VALUE FUND STANDARD CLASS
                                                                                  YEAR ENDED
                                                12/31/07         12/31/06          12/31/05          12/31/04         12/31/03
                                                ------------------------------------------------------------------------------
Net asset value, beginning of period.........    $14.473          $13.797           $14.133           $12.264          $ 8.568

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)..............      0.066            0.071            (0.010)           (0.010)          (0.010)
Net realized and unrealized gain on
 investments and foreign currencies.........       0.170            2.223             1.224             1.940            3.706
                                                 -------          -------           -------           -------          -------
Total from investment operations.............      0.236            2.294             1.214             1.930            3.696
                                                 -------          -------           -------           -------          -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income........................     (0.051)              --                --                --               --
Net realized gain on investments.............         --           (1.618)           (1.550)           (0.061)              --
                                                 -------          -------           -------           -------          -------
Total dividends and distributions............     (0.051)          (1.618)           (1.550)           (0.061)              --
                                                 -------          -------           -------           -------          -------

Net asset value, end of period...............    $14.658          $14.473           $13.797           $14.133          $12.264
                                                 =======          =======           =======           =======          =======

Total return(3)..............................      1.63%           17.69%            10.01%            15.81%           43.14%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)......    $92,072          $62,172           $45,854           $45,088          $40,020
Ratio of expenses to average net assets......      1.03%            1.10%             1.13%             1.19%            1.21%
Ratio of net investment income (loss) to
 average net assets.........................       0.41%            0.52%            (0.04%)           (0.09%)          (0.16%)
Portfolio turnover...........................        71%              52%               47%               61%              60%



----------
(1) Effective April 30, 2007, the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. Mid-Cap Value Portfolio (the "JPVF Fund"). The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

(2) The average shares outstanding method has been applied for per share information for the years ended December 31, 2007 and 2006.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes


                            LVIP Mid-Cap Value Fund-8

LVIP MID-CAP VALUE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout the period were as follows:


                                          LVIP MID-CAP VALUE FUND
                                               SERVICE CLASS
                                                 4/30/07(1)
                                                     TO
                                                  12/31/07
                                          -----------------------
Net asset value, beginning of period...           $16.086

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income(2)...............             0.024
Net realized and unrealized loss on
 investments and foreign currencies...             (1.425)
                                                  -------
Total from investment operations.......            (1.401)
                                                  -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income..................            (0.029)
                                                  -------
Total dividends and distributions......            (0.029)
                                                  -------

Net asset value, end of period.........           $14.656
                                                  =======

Total return(3)........................            (8.71%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000
 omitted).............................            $14,885
Ratio of expenses to average net
 assets...............................              1.27%
Ratio of net investment income to
 average net assets...................              0.21%
Portfolio turnover.....................             71%(4)



----------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

(4) Portfolio turnover is representative of the Fund for the entire year.

                             See accompanying notes


                            LVIP Mid-Cap Value Fund-9

LVIP MID-CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 31 series. These financial statements and the related notes pertain to the LVIP Mid-Cap Value Fund (the "Fund"). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products. The Service Class shares commenced operations on April 30, 2007.

Effective April 30, 2007, pursuant to an Agreement and Plan of Reorganization (the "Reorganization"), the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. Mid-Cap Value Portfolio (the "JPVF Fund"). The shareholders of the JPVF Fund received shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their shares in the JPVF Fund immediately prior to the Reorganization. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the JPVF Fund as of the date of the Reorganization. The JPVF Fund's investment objectives, policies and limitations were identical to those of the Fund. For financial reporting purposes, the JPVF Fund's operating history prior to the Reorganization is reflected in the Fund's financial statements and financial highlights.

The Fund's investment objective is to seek long-term capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions-- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates-- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


                           LVIP Mid-Cap Value Fund-10

LVIP MID-CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Other--Expenses common to all funds of the Trust are allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $3,314 for the year ended December 31, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2007.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Lincoln Investment Advisors Corporation (LIA), formerly Jefferson Pilot Investment Advisory Corporation (JPIA), is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. LIA is a registered investment advisor and subsidiary of Lincoln National Corporation
(LNC). For its services, LIA receives a management fee at an annual rate of 1.05% on the first $25 million of the average daily net assets of the Fund; 0.95% on the next $25 million; 0.85% on the next $50 million; 0.75% on the next $150 million; and 0.70% on average daily net assets in excess of $250 million.

Effective April 30, 2007, LIA has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund's annual operating expenses (excluding distribution fees) exceed 1.04% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2008, and renews automatically for one-year terms unless LIA provides written notice of termination to the Fund. Prior to April 30, 2007, the Fund had no expense limitation in effect.

Wellington Management Company, LLP (the "Sub-Advisor") is responsible for the day-to-day management of the Fund's investment portfolio. For these services, LIA, not the Fund, pays the Sub-Advisor at an annual rate of 0.75% of the first $25 million of the Fund's average daily net assets; 0.65% of the next $25 million; 0.55% of the next $50 million; and 0.45% of the Fund's average daily net assets in excess of $100 million.

Effective October 1, 2007, Mellon Bank, N.A. provides fund accounting and financial administration services to the Fund. For these services, the Fund pays Mellon a monthly fee based on average net assets, subjects to certain minimums.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets. Prior to October 1, 2007, DSC provided fund accounting and financial administration to the Fund for which it received a monthly fee based on average net assets, subject to certain minimums. For the period May 1, 2007 through December 31, 2007, the Fund was charged $17,330 for these services. Prior to May 1, 2007, JPIA (the advisor of the JPVF Fund) paid the fund accounting and financial administration fees.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust was charged $553,000 for the year ended December 31, 2007, which was allocated to the funds based on average net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2007, fees for administrative and support services amounted to $2,872 and $1,899, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2007, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIA...........   $82,105
Fees Payable to DSC......................       224
Distribution Fees Payable to LFD. .......     3,013


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2007, the Fund made purchases of $109,600,783 and sales of $63,208,264 of investment securities other than short-term investments.


                           LVIP Mid-Cap Value Fund-11

LVIP MID-CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




3. INVESTMENTS (CONTINUED)


At December 31, 2007, the cost of investments for federal income tax purposes was $113,217,098. At December 31, 2007, net unrealized depreciation was $3,824,943, of which $8,031,652 related to unrealized appreciation of investments and $11,856,595 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                    YEAR              YEAR
                                    ENDED             ENDED
                                  12/31/07          12/31/06
                                  --------         ----------
Ordinary income................   $301,210         $1,575,672
Long-term capital gain.........         --          3,790,262
                                  --------         ----------
Total..........................   $301,210         $5,365,934
                                  ========         ==========



In addition, the Fund declared an ordinary income consent dividend of $1,826,119 and long-term capital gain consent dividend of $5,181,136 for the year ended December 31, 2006. Such amounts have been deemed paid and contributed to the Fund as additional paid-in capital.

5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest.........   $101,467,289
Undistributed ordinary income.........      1,777,647
Undistributed long-term capital gain..      9,193,121
Post-October losses...................     (1,653,816)
Post-October currency losses..........         (2,137)
Unrealized depreciation of investments
  and foreign currencies..............     (3,824,893)
                                         ------------
Net assets............................   $106,957,211
                                         ============



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market on foreign currency contracts.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2007 through December 31, 2007 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Fund recorded the following reclassifications:

 UNDISTRIBUTED     ACCUMULATED
NET INVESTMENT    NET REALIZED      PAID-IN
    INCOME            GAIN          CAPITAL
--------------    ------------    ----------
  $(288,502)      $(6,718,753)    $7,007,255





                           LVIP Mid-Cap Value Fund-12

LVIP MID-CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. CAPITAL SHARES
Transactions in capital shares were as follows:

                                     YEAR               YEAR
                                     ENDED             ENDED
                                   12/31/07           12/31/06
                                  ----------         ---------
Shares sold:
  Standard Class...............    3,640,136         1,256,275
  Service Class................    1,150,683                --
Shares issued upon reinvestment
  of dividends and
  distributions:
  Standard Class...............       18,520           404,392
  Service Class................        1,638                --
                                  ----------         ---------
                                   4,810,977         1,660,667
                                  ----------         ---------
Shares repurchased:
  Standard Class...............   (1,673,183)         (688,353)
  Service Class................     (136,628)               --
                                  ----------         ---------
                                  (1,809,811)         (688,353)
                                  ----------         ---------
Net increase...................    3,001,166           972,314
                                  ==========         =========



7. FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Unrealized gains (losses) are includes in liabilities net of receivables and other assets on the statement of net assets.

8. SECURITIES LENDING
During the year ended December 31, 2007, the Fund participated in a securities lending agreement with Citibank N.A. The Fund discontinued securities lending as of August 29, 2007. The securities lending agreement has been terminated.

9. MARKET RISK
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a significant portion of its assets in mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Trustees has delegated to LIA the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. At December 31, 2007, no securities have been determined to be illiquid under the Fund's Liquidity Procedures. Rule 144A securities have been identified on the statement of net assets.

10. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                           LVIP Mid-Cap Value Fund-13

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
LVIP Mid-Cap Value Fund

We have audited the accompanying statement of net assets of the LVIP Mid-Cap Value Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Mid-Cap Value Fund of Lincoln Variable Insurance Products Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 14, 2008


                           LVIP Mid-Cap Value Fund-14

LVIP MID-CAP VALUE FUND
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2007, the Fund designates distributions paid during the year as follows:

     (A)                 (B)
  LONG-TERM            ORDINARY
 CAPITAL GAIN           INCOME              TOTAL                (C)
DISTRIBUTIONS       DISTRIBUTIONS       DISTRIBUTIONS        QUALIFYING
 (TAX BASIS)         (TAX BASIS))        (TAX BASIS)        DIVIDENDS(1)
-------------       -------------       -------------       ------------
      0%                 100%                100%                40%



----------

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on percentage of the Fund's ordinary income.

(1) Qualifiying dividends represent dividends which qualify for the corporate dividends received deduction.


                           LVIP Mid-Cap Value Fund-15

OFFICER/TRUSTEE INFORMATION FOR LINCOLN VIP TRUST


                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Kelly D.               Chairman,        Chairman since    Vice President, The Lincoln National             32        Lincoln
Clevenger(1)           President        August 1995;      Life Insurance Company.  Executive Vice                    Retirement
1300 S. Clinton        and Trustee      President and     President, Lincoln Retirement Services                     Services
Street                                  Trustee since     Company, LLC; Second Vice President,                       Company,
Fort Wayne, IN 46802                    November 1994     Lincoln Life & Annuity Company of New                      LLC
YOB: 1952                                                 York
Michael D. Coughlin    Trustee          Trustee since     Management Consultant, Coughlin                  32        Merrimack
1300 S. Clinton                         April 2007        Associates                                                 County
Street                                                                                                               Savings Bank;
Fort Wayne, IN 46802                                                                                                 Trustee of
YOB: 1942                                                                                                            Merrimack
                                                                                                                     Bankcorp, MHC.
Nancy L. Frisby        Trustee          Trustee since     Formerly: Senior Vice President and              32        N/A
1300 S. Clinton                         April 1992        Chief Financial Officer, DeSoto Memorial
Street                                                    Hospital
Fort Wayne, IN 46802
YOB: 1941
Elizabeth S. Hager     Trustee          Trustee since     Executive Director of United Way of              32        N/A
1300 S. Clinton                         April 2007        Merrimack County; Representative, New
Street                                                    Hampshire House of Representatives
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon          Trustee          Trustee since     Professor of Economics and Management,           32        N/A
1300 S. Clinton                         February 2006;    DePauw University
Street                                  Formerly:
Fort Wayne, IN 46802                    Advisory
YOB: 1948                               Trustee since
                                        November  2004
Thomas D. Rath         Trustee          Trustee since     Partner, Rath, Young and Pignatelli              32        Associated
1300 S. Clinton                         April 2007                                                                   Grocers
Street                                                                                                               of New England
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella      Trustee          Trustee since     President Emeritus, Indiana Health               32        Advisory Board
1300 S. Clinton                         February 1998     Association, Formerly: President,                          of
Street                                                    Indiana Hospital & Health Association                      Harris Bank
Fort Wayne, IN 46802
YOB: 1943
David H. Windley       Trustee          Trustee since     Retired Director of Blue & Co., LLC.             32        Meridian
1300 S. Clinton                         August 2004                                                                  Investment
Street                                                                                                               Advisors, Inc.
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary        Secretary since   Secretary, Lincoln VIP Trust; Formerly:         N/A        N/A
1300 S. Clinton                         February 1995     Secretary and Assistant Vice President,
Street                                                    The Lincoln National Life Insurance
Fort Wayne, IN 46802                                      Company
YOB: 1954
William P. Flory,      Second Vice      Second Vice       Second Vice President and Director of           N/A        N/A
Jr.(1)                 President and    President since   Separate Account Operations and Mutual
1300 S. Clinton        Chief            August 2007;      Fund Administration, The Lincoln
Street                 Accounting       Chief             National Life Insurance Company;
Fort Wayne, IN 46802   Officer          Accounting        Formerly: Second Vice President and
YOB: 1961                               Officer           Director of Corporate Procurement and
                                        since May 2006    Assistant Vice President of Separate
                                                          Account Operations and Mutual Fund
                                                          Administration, The Lincoln National
                                                          Life Insurance Company
Rise' C.M. Taylor(1)   Vice President   Vice President    Vice President and Treasurer, The               N/A        N/A
1300 S. Clinton        and              since August      Lincoln National Life Insurance Company;
Street                 Treasurer        2003 and          Vice President and Treasurer, Lincoln
Fort Wayne, IN 46802                    Treasurer since   Life & Annuity Company of New York
YOB: 1967                               May 2006;
                                        Formerly:
                                        Assistant
                                        Treasurer since
                                        August 2003
Kevin J. Adamson(1)    Second Vice      Second Vice       Second Vice President, Director of Funds        N/A        N/A
1300 S. Clinton        President        President since   Managements, The Lincoln National Life
Street                                  May 2006          Insurance Company; Formerly: Director of
Fort Wayne, IN 46802                                      Financial Operations, Swiss Re/Lincoln
YOB: 1966                                                 Re

                           LVIP Mid-Cap Value Fund-16

                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John A. Weston(1)      Chief            Chief             Vice President for Fund and Advisor             N/A        N/A
1300 S. Clinton        Compliance       Compliance        Compliance, The Lincoln National Life
Street                 Officer          Officer since     Insurance Company; Treasurer, Jefferson
Fort Wayne, IN 46802                    May 2007          Pilot Variable Fund, Inc.
YOB: 1959
Michael Schulitz(1)    Second Vice      Second Vice       Second Vice President, Product                  N/A        N/A
1300 S. Clinton        President        President since   Marketing, The Lincoln National Life
Street                                  August 2007       Insurance Company
Fort Wayne, IN 46802
YOB: 1968
David Weiss(1)         Assistant Vice   Assistant Vice    Assistant Vice President, Funds                 N/A        N/A
1300 S. Clinton        President        President since   Management Research, The Lincoln
Street                                  August 2007       National Life Insurance Company;
Fort Wayne, IN 46802                                      Formerly:  Director, Funds Management
YOB: 1976                                                 Research; Mutual Fund/Securities
                                                          Analyst; Senior Mutual Fund Analyst,
                                                          Jefferson Pilot Corp.



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                           LVIP Mid-Cap Value Fund-17

                                          LVIP MONDRIAN INTERNATIONAL VALUE FUND

                          [MONDRIAN INTERNATIONAL LOGO]

                            LVIP Mondrian International
                            Value Fund
                              a series of Lincoln Variable
                              Insurance Products Trust
                            Annual Report
                            December 31, 2007





                                          LVIP MONDRIAN INTERNATIONAL VALUE FUND



                                                   (FORMERLY INTERNATIONAL FUND)

LVIP MONDRIAN INTERNATIONAL VALUE FUND

INDEX



COMMENTARY                                                                 1

DISCLOSURE OF FUND EXPENSES                                                2

COUNTRY AND SECTOR ALLOCATIONS AND TOP 10 EQUITY HOLDINGS                  3

STATEMENT OF NET ASSETS                                                    4

STATEMENT OF OPERATIONS                                                    6

STATEMENTS OF CHANGES IN NET ASSETS                                        6

FINANCIAL HIGHLIGHTS                                                       7

NOTES TO FINANCIAL STATEMENTS                                              9

REPORT OF INDEPENDENT REGISTERED PUBLIC  ACCOUNTING FIRM                  13

OTHER FUND INFORMATION                                                    14

OFFICER/TRUSTEE INFORMATION                                               15


LVIP MONDRIAN INTERNATIONAL VALUE FUND
2007 ANNUAL REPORT COMMENTARY

Managed by:
                                                                         ( LOGO)

The Fund returned 11.49% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2007, while its benchmark, the MSCI EAFE Index*, returned 11.63%.

All but a handful of markets in the MSCI EAFE Index rose in 2007. The exceptions were Japan, which declined by 4.2% and Ireland and Belgium which declined by 20.1% and 2.7%, respectively (all returns quoted in U.S. dollars). Amongst the larger European markets, the UK rose 8.4%, Germany was up 35.2% and France rose by 13.2%. The oil rich Norwegian economy helped propel the Norwegian market up 31.4% whilst strong performance at the cell phone manufacturer Nokia helped the Finnish market rise 48.7%; the steepest rise in the MSCI EAFE Index. Hong Kong was the strongest Asian market, rising by 41.2% and Australia was up by 28.3%. The strongest sectors were materials (+31.8%) and telecommunication services (+28.2%). The weakest sector was financials, which saw a decline of 1.8%.

The Fund's return was in line with that of its benchmark for the year. Market selection was positive, currency contribution was neutral and stock selection held back returns. Our overweight position in the outperforming Spanish and Australian markets and our underweight position in the underperforming Japanese market were helpful. The Fund's underweight position in the outperforming materials sector and overweight position in the underperforming financials sector were not beneficial but our overweight positions in the telecommunications and energy sectors were advantageous. Currency was not helped by our hedge out of the overvalued but outperforming sterling. The Fund's underweight position in the Japanese yen, however, was beneficial as was the overweight position in the Australian dollar which rose 11.4%.

Going forward, the main highlights of the strategy being adopted for the Fund remain largely unchanged and include an underweight position in the overvalued Japanese market, an overweight exposure to the attractively valued Australasian markets, an overweight position in selected European markets, and a defensive currency hedge out of sterling.

Clive A. Gillmore
Elizabeth A. Desmond
Emma R. E. Lewis
Mondrian Investment Partners Limited


Growth of $10,000 invested 12/31/97 through 12/31/07

(LINE GRAPH)

                                      LVIP MONDRIAN
                                   INTERNATIONAL VALUE
                                      FUND STANDARD       MSCI EAFE
                                       CLASS SHARES         INDEX
                                   -------------------    ---------
12/31/97                                 10000.00          10000.00
                                         11466.00          12033.00
                                         13438.00          15318.00
                                         13453.00          13180.00
                                         12113.00          10385.00
                                         10807.00           8759.00
                                         15305.00          12190.00
                                         18509.00          14713.00
                                         20831.00          16775.00
                                         27081.00          21280.00
12/31/07                                 30192.00          23755.00




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Mondrian International Value Fund Standard Class shares on 12/31/97. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $30,192. For comparison, look at how the MSCI EAFE Index did over the same period. The same $10,000 investment would have grown to $23,755. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns               Ended
on investment                            12/31/07
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
One Year                                  +11.49%
-------------------------------------------------
Five Years                                +22.81%
-------------------------------------------------
Ten Years                                 +11.69%
-------------------------------------------------
Service Class Shares
-------------------------------------------------
One Year                                  +11.21%
-------------------------------------------------
Inception (5/15/03)                       +22.49%
-------------------------------------------------



* MSCI EAFE Index measures performance of securities in Europe, Australasia and the Far East.

Commencing September 24, 2004, Mondrian Investment Partners Limited replaced Delaware International Advisers Limited as the Fund's sub-advisor. The individuals managing the portfolio did not change.


                    LVIP Mondrian International Value Fund-1

LVIP MONDRIAN INTERNATIONAL VALUE FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2007 TO DECEMBER 31, 2007

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                  Expenses
                        Beginning      Ending                   Paid During
                         Account      Account     Annualized       Period
                          Value        Value        Expense      7/1/07 to
                          7/1/07      12/31/07       Ratio       12/31/07*
---------------------------------------------------------------------------
ACTUAL
Standard Class Shares   $1,000.00    $1,011.30       0.78%         $3.95
Service Class Shares     1,000.00     1,010.00       1.03%          5.22
---------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares   $1,000.00    $1,021.27       0.78%         $3.97
Service Class Shares     1,000.00     1,020.01       1.03%          5.24
---------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                    LVIP Mondrian International Value Fund-2

LVIP MONDRIAN INTERNATIONAL VALUE FUND

COUNTRY AND SECTOR ALLOCATIONS AND TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2007



                                            PERCENTAGE
COUNTRY                                   OF NET ASSETS
-------------------------------------------------------
COMMON STOCK                                   98.92%
-------------------------------------------------------
Australia                                       9.82%
Belgium                                         2.06%
Finland                                         1.14%
France                                         13.61%
Germany                                         5.58%
Hong Kong                                       2.89%
Italy                                           5.01%
Japan                                          16.13%
Netherlands                                     4.33%
New Zealand                                     0.86%
Singapore                                       1.68%
South Africa                                    0.97%
Spain                                           8.08%
Switzerland                                     3.18%
Taiwan                                          2.10%
United Kingdom                                 21.48%
-------------------------------------------------------
DISCOUNTED COMMERCIAL PAPER                     0.61%
-------------------------------------------------------
TOTAL VALUE OF SECURITIES                      99.53%
-------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES                                   0.47%
-------------------------------------------------------
TOTAL NET ASSETS                              100.00%
-------------------------------------------------------



Sector designations may be different than the sector designations presented in other Fund materials.

                                            PERCENTAGE
SECTOR                                    OF NET ASSETS
-------------------------------------------------------
Auto Components                                0.78%
Automobiles                                    4.51%
Beverages                                      2.30%
Building Products                              1.70%
Chemicals                                      1.31%
Commercial Banks                              21.17%
Containers & Packaging                         0.97%
Diversified Financial Services                 0.76%
Diversified Telecommunication Services        11.54%
Electric Utilities                             3.39%
Electronic Equipment & Instruments             1.14%
Food & Staples Retailing                       6.55%
Household Products                             2.35%
Industrial Conglomerates                       0.99%
Insurance                                      4.63%
Media                                          2.05%
Multi-Utilities                                3.39%
Office Electronics                             2.22%
Oil, Gas & Consumable Fuels                   11.20%
Paper & Forest Products                        1.14%
Pharmaceuticals                                9.95%
Real Estate Management & Development           1.49%
Semiconductors and Semiconductors
  Equipment                                    0.96%
Road & Rail                                    1.07%
Wireless Telecommunications Services           1.36%
-------------------------------------------------------
TOTAL                                         98.92%
-------------------------------------------------------





Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

                                            PERCENTAGE
TOP 10 EQUITY HOLDINGS                    OF NET ASSETS
-------------------------------------------------------
RWE                                            3.40%
Telefonica                                     3.34%
Unilever                                       3.31%
Total                                          3.21%
Novartis                                       3.18%
Intesa Sanpaolo                                3.17%
Telstra                                        2.93%
GlaxoSmithKline                                2.92%
Renault                                        2.76%
Banco Santander                                2.75%
-------------------------------------------------------
TOTAL                                         30.97%
-------------------------------------------------------





                    LVIP Mondrian International Value Fund-3

LVIP MONDRIAN INTERNATIONAL VALUE FUND
STATEMENT OF NET ASSETS
December 31, 2007



                                     NUMBER OF         VALUE
                                      SHARES         (U.S. $)
     COMMON STOCK-98.92%
     AUSTRALIA-9.82%
     Amcor.......................    1,751,278    $   10,606,212
     Foster's Group..............    4,382,926        25,161,271
     National Australia Bank.....      864,765        28,641,921
     Telstra.....................    7,805,227        32,083,779
     Wesfarmers..................      305,405        10,840,725
                                                  --------------
                                                     107,333,908
                                                  --------------
     BELGIUM-2.06%
     Fortis......................      851,452        22,466,372
  +  Fortis - Strip..............      340,580             4,970
                                                  --------------
                                                      22,471,342
                                                  --------------
     FINLAND-1.14%
     UPM-Kymmene.................      617,744        12,459,222
                                                  --------------
                                                      12,459,222
                                                  --------------
     FRANCE-13.61%
     Carrefour...................      256,260        19,929,706
     Cie de Saint-Gobain.........      197,308        18,569,979
     France Telecom..............      677,513        24,343,332
     Renault.....................      212,816        30,129,722
     Societe Generale............      143,487        20,716,430
  +  Suez Strip..................       63,068               920
     Total.......................      423,229        35,101,640
                                                  --------------
                                                     148,791,729
                                                  --------------
     GERMANY-5.58%
     Deutsche Telekom............    1,086,975        23,842,560
     RWE.........................      263,768        37,127,754
                                                  --------------
                                                      60,970,314
                                                  --------------
     HONG KONG-2.89%
     Hong Kong Electric
      Holdings..................     2,667,000        15,338,200
     Wharf Holdings..............    3,103,875        16,258,677
                                                  --------------
                                                      31,596,877
                                                  --------------
     ITALY-5.01%
     Intesa Sanpaolo.............    4,388,838        34,651,430
     UniCredito Italiano.........    2,433,696        20,173,860
                                                  --------------
                                                      54,825,290
                                                  --------------
     JAPAN-16.13%
     Astellas Pharma.............      344,400        15,039,703
     Canon.......................      519,900        24,242,105
     Kao.........................      852,000        25,670,010
     KDDI........................        1,993        14,868,864
     Millea Holdings.............      521,100        17,616,093
     Nitto Denko.................      270,300        14,348,778
     Seven & I Holdings..........      227,000         6,635,759
     Takeda Pharmaceutical.......      460,200        27,111,851
     Toyota Motor................      353,800        19,162,049
     West Japan Railway..........        2,356        11,725,070
                                                  --------------
                                                     176,420,282
                                                  --------------
     NETHERLANDS-4.33%
     ING Groep CVA...............      639,505        24,965,604
     Reed Elsevier...............    1,123,666        22,384,337
                                                  --------------
                                                      47,349,941
                                                  --------------
     NEW ZEALAND-0.86%
     Telecom New Zealand.........    2,831,234         9,440,113
                                                  --------------
                                                       9,440,113
                                                  --------------
     SINGAPORE-1.68%
     Jardine Matheson Holdings...      301,200         8,343,240
     Oversea-Chinese Banking.....    1,746,400        10,043,814
                                                  --------------
                                                      18,387,054
                                                  --------------
     SOUTH AFRICA-0.97%
     Sasol.......................      214,395        10,587,022
                                                  --------------
                                                      10,587,022
                                                  --------------
     SPAIN-8.08%
     Banco Santander.............    1,394,929        30,108,881
     Iberdrola...................    1,432,380        21,740,320
     Telefonica..................    1,127,183        36,552,142
                                                  --------------
                                                      88,401,343
                                                  --------------
     SWITZERLAND-3.18%
     Novartis....................      635,018        34,796,274
                                                  --------------
                                                      34,796,274
                                                  --------------
     TAIWAN-2.10%
     Chunghwa Telecom ADR........      591,162        12,479,426
     Taiwan Semiconductor
      Manufacturing ADR.........     1,056,806        10,525,788
                                                  --------------
                                                      23,005,214
                                                  --------------
     UNITED KINGDOM-21.48%
     Aviva.......................      601,620         8,044,562
     BG Group....................    1,117,056        25,501,167
     BP..........................    2,047,261        25,015,743
     Compass Group...............    1,430,972         8,778,154
     GKN.........................    1,517,529         8,502,589
     GlaxoSmithKline.............    1,255,559        31,906,029
     HBOS........................    1,503,236        21,967,211
     Lloyds TSB Group............    2,408,805        22,589,609
     Royal Bank of Scotland
      Group.....................     2,286,694        20,172,332
     Royal Dutch Shell Class A...      625,491        26,244,195
     Unilever....................      963,402        36,215,439
                                                  --------------
                                                     234,937,030
                                                  --------------
     TOTAL COMMON STOCK
      (COST $722,776,225).......                   1,081,772,955
                                                  --------------

                                     PRINCIPAL
                                      AMOUNT
                                     (U.S. $)
 =/  DISCOUNTED COMMERCIAL PAPER-0.61%
     BNP Paribas Canada 3.95%
      1/2/08....................    $6,635,000         6,634,272
                                                  --------------
     TOTAL DISCOUNTED COMMERCIAL
      PAPER (COST $6,634,272)...                       6,634,272
                                                  --------------







                    LVIP Mondrian International Value Fund-4

LVIP MONDRIAN INTERNATIONAL VALUE FUND
STATEMENT OF NET ASSETS (CONTINUED)

TOTAL VALUE OF SECURITIES-99.53% (COST $729,410,497).........................   $1,088,407,227
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.47%........................        5,143,471
                                                                                --------------
NET ASSETS APPLICABLE TO 45,267,527 SHARES OUTSTANDING-100.00%...............   $1,093,550,698
                                                                                ==============
NET ASSET VALUE-LVIP MONDRIAN INTERNATIONAL VALUE FUND STANDARD CLASS
  ($880,906,136 / 36,456,630 SHARES).........................................          $24.163
                                                                                       =======
NET ASSET VALUE-LVIP MONDRIAN INTERNATIONAL VALUE FUND SERVICE CLASS
  ($212,644,562 / 8,810,897 SHARES)..........................................          $24.134
                                                                                       =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par)...............   $  673,258,394
Undistributed net investment income..........................................        2,061,018
Accumulated net realized gain on investments.................................       56,914,306
Net unrealized appreciation of investments and foreign currencies............      361,316,980
                                                                                --------------
Total net assets.............................................................   $1,093,550,698
                                                                                ==============




----------

 Securities have been classified by country of origin. Classification by type of business has been presented on page 3 in "Country and Sector Allocations."

+ Non-income producing security for the year ended December 31, 2007.

=/ The rate shown is the effective yield at the time of purchase.

SUMMARY OF ABBREVIATIONS:
ADR-American Depositary Receipt
CVA-Dutch Certificate
GBP-British Pound Sterling
USD-United States Dollar

The following foreign currency exchange contract was outstanding at December 31, 2007:

FOREIGN CURRENCY EXCHANGE CONTRACT(1)

   CONTRACT TO                                                      UNREALIZED
     DELIVER           IN EXCHANGE FOR       SETTLEMENT DATE       APPRECIATION
----------------       ---------------       ---------------       ------------
GBP (34,428,500)        USD 70,624,215           1/31/08            $2,282,275
                                                                    ----------
                                                                    $2,282,275
                                                                    ==========



The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

(1) See Note 7 in "Notes to Financial Statements."

                             See accompanying notes


                    LVIP Mondrian International Value Fund-5

LVIP MONDRIAN INTERNATIONAL VALUE FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2007




INVESTMENT INCOME:
Dividends.............................   $ 39,032,030
Interest..............................        766,421
Foreign tax withheld..................     (3,257,713)
                                         ------------
                                           36,540,738
                                         ------------
EXPENSES:
Management fees.......................      7,304,877
Accounting and administration
 expenses............................         671,006
Distribution expenses -- Service
 Class...............................         509,572
Custodian fees........................        385,495
Reports and statements to
 shareholders........................         102,049
Professional fees.....................         54,409
Trustees' fees........................         19,932
Other.................................         37,497
                                         ------------
                                            9,084,837
Less expense paid indirectly..........         (3,772)
                                         ------------
Total operating expenses..............      9,081,065
                                         ------------
NET INVESTMENT INCOME.................     27,459,673
                                         ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES:
Net realized gain (loss) on:
Investments...........................     57,246,824
Foreign currencies....................     (4,716,113)
                                         ------------
Net realized gain.....................     52,530,711
Net change in unrealized
 appreciation/depreciation of
 investments and foreign currencies..      32,898,887
                                         ------------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCIES..      85,429,598
                                         ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS.....................    $112,889,271
                                         ============




                             See accompanying notes


LVIP MONDRIAN INTERNATIONAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS



                                           YEAR ENDED
                                    12/31/07         12/31/06
                                 --------------   -------------
INCREASE IN NET ASSETS FROM
 OPERATIONS:
Net investment income.........   $   27,459,673   $  22,109,754
Net realized gain on
 investments and foreign
 currencies..................        52,530,711      39,635,888
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies..................        32,898,887     152,439,484
                                 --------------   -------------
Net increase in net assets
 resulting from operations...       112,889,271     214,185,126
                                 --------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class..............       (17,320,441)    (20,186,173)
 Service Class...............        (3,739,771)     (4,259,995)
Net realized gain on
 investments:
 Standard Class..............       (22,236,686)             --
 Service Class...............        (5,286,597)             --
                                 --------------   -------------
                                    (48,583,495)    (24,446,168)
                                 --------------   -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class..............       129,738,503     160,068,030
 Service Class ..............        51,199,672      55,168,294
Net asset value of shares
 issued upon reinvestment of
 dividends and distributions:
 Standard Class..............        39,557,127      20,186,173
 Service Class...............         9,026,368       4,259,995
                                 --------------   -------------
                                    229,521,670     239,682,492
                                 --------------   -------------
Cost of shares repurchased:
 Standard Class..............      (136,679,206)    (89,933,278)
 Service Class...............       (43,101,958)    (33,599,689)
                                 --------------   -------------
                                   (179,781,164)   (123,532,967)
                                 --------------   -------------
Increase in net assets derived
 from capital share
 transactions................        49,740,506     116,149,525
                                 --------------   -------------
NET INCREASE IN NET ASSETS....      114,046,282     305,888,483
NET ASSETS:
Beginning of year.............      979,504,416     673,615,933
                                 --------------   -------------
End of year (including
 undistributed net investment
 income of $2,061,018 and
 $377,670, respectively).....    $1,093,550,698   $ 979,504,416
                                 ==============   =============




                             See accompanying notes



                    LVIP Mondrian International Value Fund-6

LVIP MONDRIAN INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                      LVIP MONDRIAN INTERNATIONAL VALUE FUND STANDARD CLASS
                                                                           YEAR ENDED
                                                12/31/07          12/31/06          12/31/05         12/31/04(1)
                                                ----------------------------------------------------------------
Net asset value, beginning of period.........   $ 22.703          $ 17.966          $ 16.304           $ 13.620

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(3).....................      0.631             0.569             0.436              0.332
Net realized and unrealized gain on
 investments and foreign currencies.........       1.934             4.778             1.587              2.509
                                                --------          --------          --------           --------
Total from investment operations.............      2.565             5.347             2.023              2.841
                                                --------          --------          --------           --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income........................     (0.482)           (0.610)           (0.361)            (0.157)
Net realized gain on investments.............     (0.623)              --                --                 --
                                                --------          --------          --------           --------
Total dividends and distributions............     (1.105)           (0.610)           (0.361)            (0.157)
                                                --------          --------          --------           --------
Net asset value, end of period...............   $ 24.163          $ 22.703          $ 17.966           $ 16.304
                                                ========          ========          ========           ========
Total return(4)..............................     11.49%            30.01%            12.54%             20.94%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted) .....   $880,906          $796,037          $550,669           $435,012
Ratio of expenses to average net assets......      0.80%             0.84%             0.92%              0.98%
Ratio of net investment income to average net
 assets ....................................       2.62%             2.80%             2.58%              2.33%
Portfolio turnover ..........................        15%               14%                7%                 9%
                                                    LVIP
                                                  MONDRIAN
                                                  INTERNA-
                                                   TIONAL
                                                 VALUE FUND
                                                  STANDARD
                                                   CLASS
                                                 YEAR ENDED
                                                12/31/03(2)
                                                -----------
Net asset value, beginning of period.........     $  9.797

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(3).....................        0.311
Net realized and unrealized gain on
 investments and foreign currencies.........         3.745
                                                  --------
Total from investment operations.............        4.056
                                                  --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income........................       (0.233)
Net realized gain on investments.............          --
                                                  --------
Total dividends and distributions............       (0.233)
                                                  --------
Net asset value, end of period...............     $ 13.620
                                                  ========
Total return(4)..............................       41.62%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted) .....     $352,183
Ratio of expenses to average net assets......        1.04%
Ratio of net investment income to average net
 assets ....................................         2.81%
Portfolio turnover ..........................          14%



----------
(1) Commencing September 24, 2004, Mondrian Investment Partners Limited replaced Delaware International Advisers Limited as the Fund's sub-advisor.

(2) Effective April 30, 2003, the Lincoln National International Fund, Inc. was merged into the Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National International Fund, Inc.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes


                    LVIP Mondrian International Value Fund-7

LVIP MONDRIAN INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                               LVIP MONDRIAN INTERNATIONAL VALUE FUND SERVICE CLASS
                                                                                                                         5/15/03(2)
                                                                                  YEAR ENDED                                 TO
                                               12/31/07          12/31/06          12/31/05          12/31/04(1)          12/31/03
                                               ------------------------------------------------------------------------------------
Net asset value, beginning of period........   $ 22.686          $ 17.957           $ 16.297            $13.616            $10.573

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(3) ...................      0.571             0.519              0.394              0.296              0.154
Net realized and unrealized gain on
 investments and foreign currencies........       1.930             4.771              1.585              2.507              3.107
                                               --------          --------           --------            -------            -------
Total from investment operations............      2.501             5.290              1.979              2.803              3.261
                                               --------          --------           --------            -------            -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income ......................     (0.430)           (0.561)            (0.319)            (0.122)            (0.218)
Net realized gain on investments ...........     (0.623)              --                 --                 --                 --
                                               --------          --------           --------            -------            -------
Total dividends and distributions...........     (1.053)           (0.561)            (0.319)            (0.122)            (0.218)
                                               --------          --------           --------            -------            -------
Net asset value, end of period..............   $ 24.134          $ 22.686           $ 17.957            $16.297            $13.616
                                               ========          ========           ========            =======            =======
Total return(4).............................     11.21%            29.69%             12.26%             20.63%             31.03%


RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....   $212,645          $183,467           $122,947            $64,534            $12,775
Ratio of expenses to average net assets.....      1.05%             1.09%              1.17%              1.23%              1.26%
Ratio of net investment income to average
 net assets................................       2.37%             2.55%              2.33%              2.08%              2.08%
Portfolio turnover .........................        15%               14%                 7%                 9%              14%(5)



----------
(1) Commencing September 24, 2004, Mondrian Investment Partners Limited replaced Delaware International Advisers Limited as the Fund's sub-advisor.

(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

(5) Portfolio turnover is representative of the Fund for the entire year.

                             See accompanying notes


                    LVIP Mondrian International Value Fund-8

LVIP MONDRIAN INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 31 series. These financial statements and the related notes pertain to the LVIP Mondrian International Value Fund (formerly the International Fund) (the "Fund"). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is long-term capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust are allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.


                    LVIP Mondrian International Value Fund-9

LVIP MONDRIAN INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $15,049 for the year ended December 31, 2007. In general, best execution refers to many factors, including the price paid or received for a security the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Lincoln Investment Advisors Corporation (LIA) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. LIA is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIA receives a management fee at an annual rate of 0.90% of the first $200 million of the average daily net assets of the Fund; 0.75% of the next $200 million; and 0.60% of the average daily net assets of the Fund in excess of $400 million.

Prior to April 30, 2007, Delaware Management Company, a series of Delaware Management Business Trust and subsidiary of LNC, acted as the Fund's investment advisor and was compensated according to the same advisory fee rate.

Mondrian Investment Partners Ltd. (the "Sub-Advisor") is responsible for the day-to-day management of the Fund's investment portfolio. For these services, LIA, not the Fund, pays the Sub-Advisor at an annual rate of 0.20% of the Fund's average daily net assets.

Effective October 1, 2007, Mellon Bank, N.A. provides fund accounting and financial administration services to the Fund. For these services, the Fund pays Mellon a monthly fee based on average net assets, subject to certain minimums.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets. Prior to October 1, 2007, DSC provided fund accounting and financial administration to the Fund for which it received a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2007, the Fund was charged $501,997 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust was charged $553,000 for the year ended December 31, 2007, which was allocated to the funds based on average net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2007, fees for administrative and support services amounted to $49,157 and $22,251, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2007, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIA..........   $635,003
Fees Payable to DSC.....................      2,326
Distribution Fees Payable to LFD .......     45,279


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2007, the Fund made purchases of $184,629,885 and sales of $153,783,451 of investment securities other than short-term investments.

At December 31, 2007, the cost of investments for federal income tax purposes was $729,743,386. At December 31, 2007, net unrealized appreciation was $358,663,841 of which $368,598,881 related to unrealized appreciation of investments and $9,935,040 related to unrealized depreciation of investments.


                    LVIP Mondrian International Value Fund-10

LVIP MONDRIAN INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                 YEAR ENDED          YEAR ENDED
                                  12/31/07            12/31/06
                                -----------         -----------
Ordinary income..............   $21,060,212         $24,403,063
Long-term capital gain.......    27,523,283              43,105
                                -----------         -----------
Total........................   $48,583,495         $24,446,168
                                ===========         ===========





5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest........   $  673,258,394
Undistributed ordinary income........        9,380,408
Undistributed long-term capital
  gains..............................       52,210,080
Unrealized appreciation of
  investments and foreign
  currencies.........................      358,701,816
                                        --------------
Net assets...........................   $1,093,550,698
                                        ==============



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark to market of foreign currency contracts for tax purposes.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Fund recorded the following reclassifications:

UNDISTRIBUTED NET    ACCUMULATED NET
INVESTMENT INCOME     REALIZED GAIN
-----------------    ---------------
   $(4,716,113)         $4,716,113




6. CAPITAL SHARES
Transactions in capital shares were as follows:

                                YEAR ENDED         YEAR ENDED
                                 12/31/07           12/31/06
                                ----------         ----------
Shares sold:
 Standard Class.............     5,393,191          7,872,881
 Service Class..............     2,137,760          2,716,895
Shares issued upon
  reinvestment of dividends
  and distributions:
 Standard Class.............     1,681,652            946,347
 Service Class..............       384,563            199,972
                                ----------         ----------
                                 9,597,166         11,736,095
                                ----------         ----------
Shares repurchased:
 Standard Class.............    (5,680,987)        (4,407,420)
 Service Class..............    (1,798,714)        (1,676,310)
                                ----------         ----------
                                (7,479,701)        (6,083,730)
                                ----------         ----------
Net increase.................    2,117,465          5,652,365
                                ==========         ==========





7. FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an

                    LVIP Mondrian International Value Fund-11

LVIP MONDRIAN INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




7. FOREIGN CURRENCY EXCHANGE CONTRACTS (CONTINUED)


unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in receivables and other assets net of liabilities on the statement of net assets.

8. MARKET RISK
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

9. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                    LVIP Mondrian International Value Fund-12

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
LVIP Mondrian International Value Fund

We have audited the accompanying statement of net assets of the LVIP Mondrian International Value Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Mondrian International Value Fund of Lincoln Variable Insurance Products Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 14, 2008


                    LVIP Mondrian International Value Fund-13

LINCOLN MONDRIAN INTERNATINAL VALUE FUND
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2007, the Fund designates dividends and distributions paid during the year as follows:

     (A)              (B)
  LONG-TERM         ORDINARY
 CAPITAL GAIN        INCOME           TOTAL
DISTRIBUTIONS    DISTRIBUTIONS    DISTRIBUTIONS
 (TAX BASIS)      (TAX BASIS)      (TAX BASIS)
-------------    -------------    -------------
     57%              43%              100%




----------

(A) and (B) are based on a percentage of the Fund's total distributions.

The Fund intends to pass through foreign tax credits in the maximum amount of $2,140,847. The gross foreign source income earned during the fiscal year 2007 by the Fund was $38,830,431.

APPROVAL OF SUB-ADVISORY AGREEMENT

On August 13, 2007, the Board of Trustees of Lincoln Variable Insurance Products Trust (the "Trust"), met to consider, among other things, the renewal of the sub-advisory agreement with Mondrian Investment Partners Limited ("Mondrian") for the LVIP Mondrian International Value Fund (the "Fund").

The Independent Trustees reported that they had requested and reviewed materials provided by Lincoln Investment Advisors Corporation ("LIAC") and Mondrian prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment advisory and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, Mondrian provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including its Form ADV, information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information for the Fund compared to the performance of a peer group of funds and/or a securities market index and data comparing the Fund's sub-advisory fees to an expense peer group of funds and/or to similarly managed funds. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the "interested" Trustee and officers and employees of Lincoln Life and LIAC to consider renewal of the sub-advisory agreement for the Fund.

In considering the renewal of the investment sub-advisory agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. With respect to the sub-advisory agreement for the Fund, the Independent Trustees noted that although the investment management agreement with LIAC was not currently being reviewed, LIAC's performance in supervising the Mondrian to date has been satisfactory. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund to renew the sub-advisory agreement and accordingly, recommended to the Board of Trustees the approval or renewal of the agreement.

SUB-ADVISORY AGREEMENT

In considering the renewal of the sub-advisory agreement between LIAC and Mondrian on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by Mondrian under the sub-advisory agreement. The Independent Trustees considered the services provided by Mondrian, the background of the portfolio managers and Mondrian's brokerage arrangements. The Independent Trustees reviewed the investment performance of the Fund compared to its Lipper performance peer group and a securities market index, noted that short-term and long-term performance was well above the average of the Fund's Lipper performance peer group and determined that the investment performance of the Fund has been good and concluded that the services provided by Mondrian have been good. The Independent Trustees reviewed the sub-advisory fee, the fee rates charged to other registered sub-advised funds and institutional accounts managed by Mondrian and considered that although the fee did not have breakpoints, that the sub-advisory fee had been set at a low level, was lower than the fee Mondrian charges its institutional clients, and concluded that the sub-advisory fee was reasonable. With respect to profitability, the Independent Trustees determined that based on the information provided, Mondrian's profitability with respect to the Fund was not unreasonable. The Independent Trustees reviewed materials provided by Mondrian as to any additional benefits it receives and noted Mondrian's representation that it may enjoy increased business from shareholders who are familiar with the organization and that Mondrian has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Mondrian.

At the August 13th meeting, the full Board (a) concurred with the conclusion of the Independent Trustees and (b) approved the renewal of the sub-advisory agreement and the fees and other amounts to be paid under the agreement.


                    LVIP Mondrian International Value Fund-14

OFFICER/TRUSTEE INFORMATION FOR LINCOLN VIP TRUST


                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Kelly D.               Chairman,        Chairman since    Vice President, The Lincoln National             32        Lincoln
Clevenger(1)           President        August 1995;      Life Insurance Company.  Executive Vice                    Retirement
1300 S. Clinton        and Trustee      President and     President, Lincoln Retirement Services                     Services
Street                                  Trustee since     Company, LLC; Second Vice President,                       Company,
Fort Wayne, IN 46802                    November 1994     Lincoln Life & Annuity Company of New                      LLC
YOB: 1952                                                 York
Michael D. Coughlin    Trustee          Trustee since     Management Consultant, Coughlin                  32        Merrimack
1300 S. Clinton                         April 2007        Associates                                                 County
Street                                                                                                               Savings Bank;
Fort Wayne, IN 46802                                                                                                 Trustee of
YOB: 1942                                                                                                            Merrimack
                                                                                                                     Bankcorp, MHC.
Nancy L. Frisby        Trustee          Trustee since     Formerly: Senior Vice President and              32        N/A
1300 S. Clinton                         April 1992        Chief Financial Officer, DeSoto Memorial
Street                                                    Hospital
Fort Wayne, IN 46802
YOB: 1941
Elizabeth S. Hager     Trustee          Trustee since     Executive Director of United Way of              32        N/A
1300 S. Clinton                         April 2007        Merrimack County; Representative, New
Street                                                    Hampshire House of Representatives
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon          Trustee          Trustee since     Professor of Economics and Management,           32        N/A
1300 S. Clinton                         February 2006;    DePauw University
Street                                  Formerly:
Fort Wayne, IN 46802                    Advisory
YOB: 1948                               Trustee since
                                        November  2004
Thomas D. Rath         Trustee          Trustee since     Partner, Rath, Young and Pignatelli              32        Associated
1300 S. Clinton                         April 2007                                                                   Grocers
Street                                                                                                               of New England
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella      Trustee          Trustee since     President Emeritus, Indiana Health               32        Advisory Board
1300 S. Clinton                         February 1998     Association, Formerly: President,                          of
Street                                                    Indiana Hospital & Health Association                      Harris Bank
Fort Wayne, IN 46802
YOB: 1943
David H. Windley       Trustee          Trustee since     Retired Director of Blue & Co., LLC.             32        Meridian
1300 S. Clinton                         August 2004                                                                  Investment
Street                                                                                                               Advisors, Inc.
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary        Secretary since   Secretary, Lincoln VIP Trust; Formerly:         N/A        N/A
1300 S. Clinton                         February 1995     Secretary and Assistant Vice President,
Street                                                    The Lincoln National Life Insurance
Fort Wayne, IN 46802                                      Company
YOB: 1954
William P. Flory,      Second Vice      Second Vice       Second Vice President and Director of           N/A        N/A
Jr.(1)                 President and    President since   Separate Account Operations and Mutual
1300 S. Clinton        Chief            August 2007;      Fund Administration, The Lincoln
Street                 Accounting       Chief             National Life Insurance Company;
Fort Wayne, IN 46802   Officer          Accounting        Formerly: Second Vice President and
YOB: 1961                               Officer           Director of Corporate Procurement and
                                        since May 2006    Assistant Vice President of Separate
                                                          Account Operations and Mutual Fund
                                                          Administration, The Lincoln National
                                                          Life Insurance Company
Rise' C.M. Taylor(1)   Vice President   Vice President    Vice President and Treasurer, The               N/A        N/A
1300 S. Clinton        and              since August      Lincoln National Life Insurance Company;
Street                 Treasurer        2003 and          Vice President and Treasurer, Lincoln
Fort Wayne, IN 46802                    Treasurer since   Life & Annuity Company of New York
YOB: 1967                               May 2006;
                                        Formerly:
                                        Assistant
                                        Treasurer since
                                        August 2003
Kevin J. Adamson(1)    Second Vice      Second Vice       Second Vice President, Director of Funds        N/A        N/A
1300 S. Clinton        President        President since   Managements, The Lincoln National Life
Street                                  May 2006          Insurance Company; Formerly: Director of
Fort Wayne, IN 46802                                      Financial Operations, Swiss Re/Lincoln
YOB: 1966                                                 Re

                    LVIP Mondrian International Value Fund-15

                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John A. Weston(1)      Chief            Chief             Vice President for Fund and Advisor             N/A        N/A
1300 S. Clinton        Compliance       Compliance        Compliance, The Lincoln National Life
Street                 Officer          Officer since     Insurance Company; Treasurer, Jefferson
Fort Wayne, IN 46802                    May 2007          Pilot Variable Fund, Inc.
YOB: 1959
Michael Schulitz(1)    Second Vice      Second Vice       Second Vice President, Product                  N/A        N/A
1300 S. Clinton        President        President since   Marketing, The Lincoln National Life
Street                                  August 2007       Insurance Company
Fort Wayne, IN 46802
YOB: 1968
David Weiss(1)         Assistant Vice   Assistant Vice    Assistant Vice President, Funds                 N/A        N/A
1300 S. Clinton        President        President since   Management Research, The Lincoln
Street                                  August 2007       National Life Insurance Company;
Fort Wayne, IN 46802                                      Formerly:  Director, Funds Management
YOB: 1976                                                 Research; Mutual Fund/Securities
                                                          Analyst; Senior Mutual Fund Analyst,
                                                          Jefferson Pilot Corp.



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                    LVIP Mondrian International Value Fund-16

                                                          LVIP MONEY MARKET FUND

                               [MONEY MARKET LOGO]

                            LVIP Money Market Fund
                              a series of Lincoln Variable
                              Insurance Products Trust
                            Annual Report
                            December 31, 2007





                                                          LVIP MONEY MARKET FUND


                                                    (FORMERLY MONEY MARKET FUND)

LVIP MONEY MARKET FUND

INDEX



COMMENTARY                                                                 1

DISCLOSURE OF FUND EXPENSES                                                2

SECTOR ALLOCATION                                                          3

STATEMENT OF NET ASSETS                                                    4

STATEMENT OF OPERATIONS                                                    6

STATEMENTS OF CHANGES IN NET ASSETS                                        6

FINANCIAL HIGHLIGHTS                                                       7

NOTES TO FINANCIAL STATEMENTS                                              9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                   12

OTHER FUND INFORMATION                                                    13

OFFICER/TRUSTEE INFORMATION                                               14


LVIP MONEY MARKET FUND
2007 ANNUAL REPORT COMMENTARY

Managed by:
                                                                         ( LOGO)

The Fund returned 4.97% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2007, while its benchmark, the Citigroup 90 Day T-bill Index*, returned 4.74%.

The year 2007 started out relatively quiet with the Federal Funds target rate at 5.25%, which had been in place since the last rate hike in June 2006. The Federal Reserve continued to be concerned about inflation risks and, although a bias towards further hikes was removed in December 2006, the Federal Open Market Committee (FOMC) continued to focus on inflation in each of their FOMC statements.

The subprime mortgage debacle that began in earnest in early summer came to a head by August. Many structured investments (including asset-backed commercial paper and structured investment vehicles) where the underlying collateral is subprime assets, could no longer obtain funding as money market funds sharply pulled back from investing in these instruments.

The Federal Reserve responded with a 100 basis points of easing over the course of three meetings starting in September. They also supplied the system with liquidity through their daily open market operations. Despite the Federal Reserve's efforts and the efforts of the Bank of England and the European Central Bank, credit pressures remained well into December.

The Fund avoided investments in asset-backed commercial paper and structured investment vehicles. We remain cautious with bank and finance paper as well, scrutinizing their possible exposures to the mortgage and subprime markets. We have chosen to keep our average maturity short of our peer group as the credit markets continue to struggle into 2008.

Cynthia Isom
Delaware Investments


Growth of $10,000 invested 12/31/97 through 12/31/07

(LINE GRAPH)

                                     LVIP MONEY
                                     MARKET FUND     CITIGROUP 90
                                   STANDARD CLASS     DAY T-BILL
                                       SHARES            INDEX
                                   --------------    ------------
12/31/97                              10000.00         10000.00
                                      10512.00         10505.00
                                      11010.00         11003.00
                                      11677.00         11658.00
                                      12152.00         12135.00
                                      12317.00         12342.00
                                      12401.00         12474.00
                                      12510.00         12629.00
                                      12859.00         13008.00
                                      13460.00         13627.00
12/31/07                              14129.00         14272.00




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Money Market Fund Standard Class shares on 12/31/97. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $14,129. For comparison, look at how the Citigroup 90 Day T-Bill Index did over the same period. The same $10,000 investment would have grown to $14,272. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns               Ended
on investment                            12/31/07
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
One Year                                   +4.97%
-------------------------------------------------
Five Years                                 +2.80%
-------------------------------------------------
Ten Years                                  +3.56%
-------------------------------------------------




Service Class Shares
------------------------------------------------
One Year                                  +4.72%
------------------------------------------------
Inception (5/15/03)                       +2.69%
------------------------------------------------



* The Citigroup 90 Day T-Bill Index measures the return on short-term securities.


                               LVIP Money Market Fund-1

LVIP MONEY MARKET FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2007 TO DECEMBER 31, 2007

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions: redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund, does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                  Expenses
                        Beginning      Ending                   Paid During
                         Account      Account     Annualized       Period
                          Value        Value        Expense      7/1/07 to
                          7/1/07      12/31/07       Ratio       12/31/07*
---------------------------------------------------------------------------
ACTUAL
Standard Class Shares   $1,000.00    $1,024.50       0.43%         $2.19
Service Class Shares     1,000.00     1,023.30       0.68%          3.47
---------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares   $1,000.00    $1,023.03       0.43%         $2.19
Service Class Shares     1,000.00     1,021.78       0.68%          3.47
---------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                               LVIP Money Market Fund-2

LVIP MONEY MARKET FUND

SECTOR ALLOCATION
AS OF DECEMBER 31, 2007


                                            PERCENTAGE
SECTOR                                    OF NET ASSETS
-------------------------------------------------------
CERTIFICATES OF DEPOSIT                         6.03%
-------------------------------------------------------
DISCOUNTED COMMERCIAL PAPER                    81.51%
-------------------------------------------------------
College & University                            1.64%
Financial Services                             32.31%
Industrials                                     9.29%
Mortgage Bankers & Brokers                     37.92%
State Agency Bond                               0.35%
-------------------------------------------------------
FLOATING RATE NOTES                            12.11%
-------------------------------------------------------
TOTAL VALUE OF SECURITIES                      99.65%
-------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES                                   0.35%
-------------------------------------------------------
TOTAL NET ASSETS                              100.00%
-------------------------------------------------------





                               LVIP Money Market Fund-3

LVIP MONEY MARKET FUND
STATEMENT OF NET ASSETS
December 31, 2007



                                      PRINCIPAL
                                        AMOUNT          VALUE
                                       (U.S. $)       (U.S. $)
     CERTIFICATES OF DEPOSIT-6.03%
     Chase Bank USA
      5.17% 1/14/08..............    $15,000,000    $ 15,000,000
     First Tennessee Bank
      4.82% 1/28/08..............     10,000,000      10,000,000
     UBS Stamford
      5.59% 1/10/08..............     15,000,000      15,000,018
     Wilmington Trust
      5.29% 1/8/08...............     15,000,000      15,000,000
                                                    ------------
     TOTAL CERTIFICATES OF DEPOSIT
      (COST $55,000,018).........                     55,000,018
                                                    ------------
 =/  DISCOUNTED COMMERCIAL PAPER-81.51%
     COLLEGE & UNIVERSITY-1.64%
     Leland Stanford Junior
      University
      4.629% 1/16/08.............     15,000,000      14,971,125
                                                    ------------
                                                      14,971,125
                                                    ------------
     FINANCIAL SERVICES-32.31%
     CBA Delaware Finance
      4.944% 2/21/08.............     10,000,000       9,930,442
     Danske
      4.673% 1/31/08..............    10,000,000       9,961,208
      4.864% 2/22/08..............    15,000,000      14,895,350
     Fortis Banque
      4.715% 2/11/08.............     15,000,000      14,919,879
     Natixis
      4.788% 2/14/08..............    10,000,000       9,941,822
      5.117% 1/11/08..............    10,000,000       9,985,806
     Nestle Capital
      3.84% 1/2/08................    40,000,000      39,995,732
      5.247% 1/23/08..............    20,000,000      19,936,078
     Nordea North America
      4.758% 2/14/08..............     5,000,000       4,971,094
      5.195% 2/19/08..............    28,000,000      27,813,691
     Novartis Finance
      3.25% 1/2/08...............     29,045,000      29,042,378
     Rabobank USA Financial
      4.438% 1/7/08...............    20,000,000      19,985,217
      4.793% 1/22/08..............    15,000,000      14,958,175
     San Paolo IMI Financial
      4.477% 1/31/08..............    20,000,000      19,925,667
      5.022% 1/4/08...............    16,410,000      16,403,135
     Shell International Finance
      4.529% 3/28/08.............     15,000,000      14,837,963
     Societe Generale North
      America
      4.783% 2/6/08...............     7,500,000       7,464,300
      4.869% 4/1/08...............    10,000,000       9,878,414
                                                    ------------
                                                     294,846,351
                                                    ------------
     INDUSTRIALS-9.29%
     Archer Daniels
      4.282% 3/5/08..............     15,000,000      14,886,667
     AstraZeneca
      4.955% 1/23/08.............     15,000,000      14,954,717
     BASF
      5.387% 1/10/08.............     15,000,000      14,979,824
     Koch Industries
      4.04% 1/2/08...............     40,000,000      39,995,511
                                                    ------------
                                                      84,816,719
                                                    ------------
     MORTGAGE BANKERS & BROKERS-37.92%
     ABN-AMRO North America
      5.059% 1/14/08.............     12,025,000      12,003,071
     Australian & New Zealand
      Banking Group 4.678%
      1/31/08....................     15,000,000      14,941,750
     Bank of America
      5.289% 2/8/08...............    10,000,000       9,944,478
     Bank of Nova Scotia
      4.789% 1/15/08..............    15,000,000      14,972,117
      4.904% 1/22/08..............    10,000,000       9,971,475
     Bank of Scotland
      4.703% 4/14/08..............    10,000,000       9,865,956
      4.773% 2/7/08...............    10,000,000       9,951,181
      4.911% 1/25/08..............    15,000,000      14,951,050
     BNP Paribas Finance
      5.323% 1/11/08.............     15,000,000      14,977,854
     DnB NOR Bank
      4.506% 1/11/08.............     25,000,000      24,968,750
     Goldman Sachs Group
      4.00% 1/2/08................    11,000,000      10,998,778
      4.797% 1/28/08..............    10,000,000       9,964,150
     ING Funding
      4.477% 2/1/08...............    15,000,000      14,942,392
      4.728% 4/21/08..............    10,000,000       9,856,317
      5.156% 1/9/08...............    15,000,000      14,982,833
     Lehman Brothers
      4.25% 1/2/08...............     40,000,000      39,995,278
     Lloyds TSB Bank
      4.509% 2/4/08..............     20,000,000      19,915,189
     Morgan Stanley
      4.751% 5/12/08..............     7,500,000       7,371,575
      5.026% 5/5/08...............    10,000,000       9,828,472
      5.434% 3/20/08..............    10,000,000       9,882,158
     Royal Bank of Scotland
      4.816% 2/11/08..............    15,000,000      14,918,171
      5.191% 2/12/08..............    10,000,000       9,943,650
     Skandinaviska Enskilda Bank
      4.798% 1/14/08..............    15,000,000      14,974,054
      4.976% 2/8/08...............     7,230,000       7,192,223
     Westpac Securities
      4.803% 3/25/08.............      5,000,000       4,944,583
      4.923% 3/20/08..............    10,000,000       9,893,131
                                                    ------------
                                                     346,150,636
                                                    ------------

                               LVIP Money Market Fund-4

LVIP MONEY MARKET FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      PRINCIPAL
                                        AMOUNT          VALUE
                                       (U.S. $)       (U.S. $)
 =/  DISCOUNTED COMMERCIAL PAPER (CONTINUED)
     STATE AGENCY BOND-0.35%
     Swedish Housing Finance
      4.909% 1/14/08.............    $ 3,215,000    $  3,209,311
                                                    ------------
                                                       3,209,311
                                                    ------------
     TOTAL DISCOUNTED COMMERCIAL
      PAPER (COST $743,994,142)..                    743,994,142
                                                    ------------
  -  FLOATING RATE NOTES-12.11%
     American Express Bank
      4.99% 9/18/08..............     15,000,000      15,000,000
     American International Group
      5.21% 6/23/08..............      6,500,000       6,500,350
     Australian & New Zealand
      Banking Group 5.639%
      10/3/08....................     10,000,000      10,000,000
     Bank of America
      4.565% 5/16/08.............      5,000,000       5,000,000
      5.29% 1/18/08...............    10,000,000      10,000,000
     Barclays Bank
      5.25% 1/7/08...............     15,000,000      15,000,000
     First Tennessee Bank
      5.18% 1/9/08...............     10,000,000      10,000,000
     Goldman Sachs Group
      5.084% 8/22/08.............     14,000,000      14,000,000
     Westpac Bank New York
      5.19% 1/15/08..............     10,000,000      10,000,000
     Wilmington Trust
      4.80% 1/8/08................     5,000,000       5,000,000
      4.80% 2/20/08...............    10,000,000      10,000,000
                                                    ------------
     TOTAL FLOATING RATE NOTES
      (COST $110,500,350)........                    110,500,350
                                                    ------------





TOTAL VALUE OF SECURITIES-99.65% (COST $909,494,510) /\.......................    909,494,510
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.35%.........................      3,227,933
                                                                                 ------------
NET ASSETS APPLICABLE TO 91,271,930 SHARES OUTSTANDING-100.00%................   $912,722,443
                                                                                 ============
NET ASSETS VALUE-LVIP MONEY MARKET FUND STANDARD CLASS ($620,604,976 /
  62,060,362 SHARES)..........................................................        $10.000
                                                                                      =======
NET ASSETS VALUE-LVIP MONEY MARKET FUND SERVICE CLASS ($292,117,467 /
  29,211,568 SHARES)..........................................................        $10.000
                                                                                      =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par)................   $912,717,356
Accumulated net realized gain on investments..................................          5,087
                                                                                 ------------
Total net assets..............................................................   $912,722,443
                                                                                 ============




----------

=/ The rate shown is the effective yield at the time of purchase.

 Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration only to dealers in that program or other "accredited investors". At December 31, 2007, the aggregate amount of these securities equaled $30,500,350, which represented 3.34% of the Fund's net assets. See Note 7 in "Notes to Financial Statements."

- Variable rate security. The rate shown is the rate as of December 31, 2007.

/\Also the cost for federal income tax purposes.

                             See accompanying notes


                               LVIP Money Market Fund-5

LVIP MONEY MARKET FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2007




INVESTMENT INCOME:
Interest...............................   $41,576,696
                                          -----------
EXPENSES:
Management fees........................     2,921,509
Distribution expenses-Service Class....       585,971
Accounting and administration
       expenses.......................        360,316
Reports and statements to
       shareholders...................         75,513
Professional fees......................        38,494
Custodian fees.........................        20,543
Trustees' fees.........................        13,021
Other..................................        19,583
                                          -----------
                                            4,034,950
Less expense paid indirectly...........        (6,917)
                                          -----------
Total operating expenses...............     4,028,033
                                          -----------
NET INVESTMENT INCOME..................    37,548,663
                                          -----------
NET REALIZED GAIN ON INVESTMENTS.......         5,101
                                          -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS......................   $37,553,764
                                          ===========




                             See accompanying notes


LVIP MONEY MARKET FUND
STATEMENTS OF CHANGES IN NET ASSETS



                                           YEAR ENDED
                                    12/31/07         12/31/06
                                 --------------   -------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
Net investment income.........   $   37,548,663   $  21,923,940
Net realized gain on
 investments.................             5,101               3
                                 --------------   -------------
Net increase in net assets
 resulting from operations...        37,553,764      21,923,943
                                 --------------   -------------

DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class..............       (26,772,793)    (16,771,445)
 Service Class...............       (10,775,905)     (5,152,477)
                                 --------------   -------------
                                    (37,548,698)    (21,923,922)
                                 --------------   -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class..............       690,383,410     453,160,088
 Service Class...............       399,988,465     221,229,799
Net asset value of shares
 issued upon reinvestment of
 dividends and distributions:
 Standard Class..............        26,772,721      16,771,445
 Service Class...............        10,775,433       5,152,477
Net assets from merger(1):
 Service Class...............        64,689,089              --
                                 --------------   -------------
                                  1,192,609,118     696,313,809
                                 --------------   -------------
Cost of shares repurchased:
 Standard Class..............      (541,063,928)   (356,792,461)
 Service Class...............      (360,149,497)   (134,105,444)
                                 --------------   -------------
                                   (901,213,425)   (490,897,905)
                                 --------------   -------------
Increase in net assets derived
 from capital share
 transactions................       291,395,693     205,415,904
                                 --------------   -------------
NET INCREASE IN NET ASSETS          291,400,759     205,415,925
NET ASSETS:
Beginning of year.............      621,321,684     415,905,759
                                 --------------   -------------
End of year (there was no
 undistributed net investment
 income at either year end)..    $  912,722,443   $ 621,321,684
                                 ==============   =============




----------
(1) See Note 6 in "Notes to Financial Statements."

                               See accompanying notes


                               LVIP Money Market Fund-6

LVIP MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                     LVIP MONEY MARKET FUND STANDARD CLASS
                                                                                   YEAR ENDED
                                                12/31/07         12/31/06         12/31/05         12/31/04         12/31/03(1)
                                                -------------------------------------------------------------------------------
Net asset value, beginning of period.........   $ 10.000         $ 10.000         $ 10.000         $ 10.000           $ 10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income........................      0.484            0.457            0.278            0.087              0.068
                                                --------         --------         --------         --------           --------
Total from investment operations.............      0.484            0.457            0.278            0.087              0.068
                                                --------         --------         --------         --------           --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income........................     (0.484)          (0.457)          (0.278)          (0.087)            (0.068)
                                                --------         --------         --------         --------           --------
Total dividends and distributions............     (0.484)          (0.457)          (0.278)          (0.087)            (0.068)
                                                --------         --------         --------         --------           --------
Net asset value, end of period...............   $ 10.000         $ 10.000         $ 10.000         $ 10.000           $ 10.000
                                                ========         ========         ========         ========           ========
Total return(2)..............................      4.97%            4.68%            2.79%            0.88%              0.68%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)......   $620,605         $444,510         $331,371         $297,914           $350,584
Ratio of expenses to average net assets......      0.44%            0.49%            0.54%            0.53%              0.52%
Ratio of net investment income to average net
 assets.....................................       4.84%            4.62%            2.78%            0.87%              0.69%



----------
(1) Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes


                               LVIP Money Market Fund-7

LVIP MONEY MARKET FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                      LVIP MONEY MARKET FUND SERVICE CLASS
                                                                                                                      5/15/03(1)
                                                                                  YEAR ENDED                              TO
                                                12/31/07         12/31/06          12/31/05          12/31/04          12/31/03
                                                --------------------------------------------------------------------------------
Net asset value, beginning of period.........   $ 10.000         $ 10.000           $10.000           $10.000           $10.000
INCOME FROM INVESTMENT OPERATIONS:
Net investment income........................      0.459            0.432             0.253             0.062             0.021
                                                --------         --------           -------           -------           -------
Total from investment operations.............      0.459            0.432             0.253             0.062             0.021
                                                --------         --------           -------           -------           -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income........................     (0.459)          (0.432)           (0.253)           (0.062)           (0.021)
                                                --------         --------           -------           -------           -------
Total dividends and distributions............     (0.459)          (0.432)           (0.253)           (0.062)           (0.021)
                                                --------         --------           -------           -------           -------
Net asset value, end of period...............   $ 10.000         $ 10.000           $10.000           $10.000           $10.000
                                                ========         ========           =======           =======           =======
Total return(2)..............................      4.72%            4.43%             2.53%             0.63%             0.21%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)......   $292,117         $176,812           $84,535           $54,324           $11,750
Ratio of expenses to average net assets......      0.69%            0.74%             0.79%             0.78%             0.78%
Ratio of net investment income to average net
  assets.....................................      4.59%            4.37%             2.53%             0.62%             0.34%



----------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                               See accompanying notes



                               LVIP Money Market Fund-8

LVIP MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 31 series. These financial statements and the related notes pertain to the LVIP Money Market Fund (formerly the Money Market Fund) (the "Fund"). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize current income consistent while providing stability of net asset value and preservation of capital.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Securities are valued at amortized cost, which approximates market value.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust are allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends daily and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Lincoln Investment Advisors Corporation (LIA) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. LIA is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIA receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Prior to April 30, 2007, Delaware Management Company (DMC), a series of Delaware Management Business Trust and subsidiary of LNC, acted as the Fund's investment advisor and was compensated according to the same advisory fee rate. Effective April 30, 2007, DMC entered into a sub-advisory agreement with LIA so that it could continue to provide day-to-day portfolio management services to the Fund. For these services, LIA, not the Fund, pays DMC (the "Sub-Advisor") at an annual rate of 0.18% of the Fund's average daily net assets.

Effective October 1, 2007, Mellon Bank, N.A. provides fund accounting and financial administration services to the Fund. For these services, the Fund pays Mellon a monthly fee based on average net assets, subject to certain minimums.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets. Prior to October 1, 2007, DSC provided fund accounting and financial administration to the

                               LVIP Money Market Fund-9

LVIP MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)


Fund for which it received a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2007, the Fund was charged $233,688 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust was charged $553,000 for the year ended December 31, 2007, which was allocated to the funds based on average net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2007, fees for administrative and support services amounted to $33,447 and $15,690, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2007, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIA..........   $275,276
Fees Payable to DSC.....................      1,898
Distribution Fees Payable to LFD........     59,210


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                 YEAR ENDED          YEAR ENDED
                                  12/31/07            12/31/06
                                 ----------         -----------
Ordinary income..............   $37,548,698         $21,923,922


4. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest.........   $912,717,356
Undistributed ordinary income.........          5,087
                                         ------------
Net assets............................   $912,722,443
                                         ============



For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Fund recorded the following reclassifications:

 UNDISTRIBUTED                                  ACCUMULATED
NET INVESTMENT             PAID-IN             NET REALIZED
    INCOME                 CAPITAL                 GAIN
--------------             -------             ------------
      $35                    $(21)                 $(14)





                               LVIP Money Market Fund-10

LVIP MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                 YEAR ENDED          YEAR ENDED
                                  12/31/07            12/31/06
                                -----------         -----------
Shares sold:
  Standard Class.............    69,038,537          45,316,009
  Service Class..............    39,998,847          22,122,980
Shares issued upon
  reinvestment of dividends
  and distributions:
  Standard Class.............     2,677,272           1,677,144
  Service Class..............     1,077,543             515,248
Shares issued from merger*:
  Service Class..............     6,468,909                  --
                                -----------         -----------
                                119,261,108          69,631,381
                                -----------         -----------
  Shares repurchased:
  Standard Class.............   (54,106,393)        (35,679,246)
  Service Class..............   (36,014,950)        (13,410,544)
                                -----------         -----------
                                (90,121,343)        (49,089,790)
                                -----------         -----------
Net increase.................    29,139,765          20,541,591
                                ===========         ===========




----------

*See Note 6

6. FUND MERGER
Effective April 30, 2007, the Fund acquired all of the assets and assumed all of the liabilities of Jefferson Pilot Variable Fund -- Money Market Portfolio (the "Acquired Fund"), an open-end investment company, in exchange for shares of the Fund pursuant to a Plan and Agreement of Reorganization (the "Reorganization"). The shareholders of the Acquired Fund received shares of the respective class of the Fund equal to the aggregate net asset value of their shares in the Acquired Fund prior to the Reorganization.

The Reorganization was treated as a non-taxable event and, accordingly, the Fund's basis in securities acquired reflected the historical cost basis as of the date of transfer. The net assets of the Acquired Fund as of the close of business on April 27, 2007 was $64,689,089.

The net assets of the Fund prior to the Reorganization were $674,688,117. The combined net assets after the Reorganization were $739,377,206.

7. CREDIT RISK
The Fund had investments in securities issued by banks, including foreign banks, foreign branches of domestic banks, and other financial institutions representing 88.72% of net assets at December 31, 2007. The ability of these entities to meet their obligations may be affected by economic conditions related to the industry.

The Fund may invest in securities exempt from registration under Section 4(2) of the Securities Act of 1933, which exempts from registration transactions by an issuer not involving any public offering. Section 4(2) securities have been identified on the statement of net assets.

8. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                               LVIP Money Market Fund-11

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
LVIP Money Market Fund

We have audited the accompanying statement of net assets of the LVIP Money Market Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Money Market Fund of Lincoln Variable Insurance Products Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 14, 2008


                               LVIP Money Market Fund-12

LVIP MONEY MARKET FUND
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2007, the Fund designates dividends and distributions paid during the year as follows:

     (A)              (B)
  LONG-TERM         ORDINARY
 CAPITAL GAIN        INCOME           TOTAL
DISTRIBUTIONS    DISTRIBUTIONS    DISTRIBUTIONS
 (TAX BASIS)      (TAX BASIS)      (TAX BASIS)
-------------    -------------    -------------
      --              100%             100%



----------

(A) and (B) are based on a percentage of the Fund's total distributions.


                               LVIP Money Market Fund-13

OFFICER/TRUSTEE INFORMATION FOR LINCOLN VIP TRUST


                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Kelly D.               Chairman,        Chairman since    Vice President, The Lincoln National             32        Lincoln
Clevenger(1)           President        August 1995;      Life Insurance Company.  Executive Vice                    Retirement
1300 S. Clinton        and Trustee      President and     President, Lincoln Retirement Services                     Services
Street                                  Trustee since     Company, LLC; Second Vice President,                       Company,
Fort Wayne, IN 46802                    November 1994     Lincoln Life & Annuity Company of New                      LLC
YOB: 1952                                                 York
Michael D. Coughlin    Trustee          Trustee since     Management Consultant, Coughlin                  32        Merrimack
1300 S. Clinton                         April 2007        Associates                                                 County
Street                                                                                                               Savings Bank;
Fort Wayne, IN 46802                                                                                                 Trustee of
YOB: 1942                                                                                                            Merrimack
                                                                                                                     Bankcorp, MHC.
Nancy L. Frisby        Trustee          Trustee since     Formerly: Senior Vice President and              32        N/A
1300 S. Clinton                         April 1992        Chief Financial Officer, DeSoto Memorial
Street                                                    Hospital
Fort Wayne, IN 46802
YOB: 1941
Elizabeth S. Hager     Trustee          Trustee since     Executive Director of United Way of              32        N/A
1300 S. Clinton                         April 2007        Merrimack County; Representative, New
Street                                                    Hampshire House of Representatives
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon          Trustee          Trustee since     Professor of Economics and Management,           32        N/A
1300 S. Clinton                         February 2006;    DePauw University
Street                                  Formerly:
Fort Wayne, IN 46802                    Advisory
YOB: 1948                               Trustee since
                                        November  2004
Thomas D. Rath         Trustee          Trustee since     Partner, Rath, Young and Pignatelli              32        Associated
1300 S. Clinton                         April 2007                                                                   Grocers
Street                                                                                                               of New England
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella      Trustee          Trustee since     President Emeritus, Indiana Health               32        Advisory Board
1300 S. Clinton                         February 1998     Association, Formerly: President,                          of
Street                                                    Indiana Hospital & Health Association                      Harris Bank
Fort Wayne, IN 46802
YOB: 1943
David H. Windley       Trustee          Trustee since     Retired Director of Blue & Co., LLC.             32        Meridian
1300 S. Clinton                         August 2004                                                                  Investment
Street                                                                                                               Advisors, Inc.
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary        Secretary since   Secretary, Lincoln VIP Trust; Formerly:         N/A        N/A
1300 S. Clinton                         February 1995     Secretary and Assistant Vice President,
Street                                                    The Lincoln National Life Insurance
Fort Wayne, IN 46802                                      Company
YOB: 1954
William P. Flory,      Second Vice      Second Vice       Second Vice President and Director of           N/A        N/A
Jr.(1)                 President and    President since   Separate Account Operations and Mutual
1300 S. Clinton        Chief            August 2007;      Fund Administration, The Lincoln
Street                 Accounting       Chief             National Life Insurance Company;
Fort Wayne, IN 46802   Officer          Accounting        Formerly: Second Vice President and
YOB: 1961                               Officer           Director of Corporate Procurement and
                                        since May 2006    Assistant Vice President of Separate
                                                          Account Operations and Mutual Fund
                                                          Administration, The Lincoln National
                                                          Life Insurance Company
Rise' C.M. Taylor(1)   Vice President   Vice President    Vice President and Treasurer, The               N/A        N/A
1300 S. Clinton        and              since August      Lincoln National Life Insurance Company;
Street                 Treasurer        2003 and          Vice President and Treasurer, Lincoln
Fort Wayne, IN 46802                    Treasurer since   Life & Annuity Company of New York
YOB: 1967                               May 2006;
                                        Formerly:
                                        Assistant
                                        Treasurer since
                                        August 2003
Kevin J. Adamson(1)    Second Vice      Second Vice       Second Vice President, Director of Funds        N/A        N/A
1300 S. Clinton        President        President since   Managements, The Lincoln National Life
Street                                  May 2006          Insurance Company; Formerly: Director of
Fort Wayne, IN 46802                                      Financial Operations, Swiss Re/Lincoln
YOB: 1966                                                 Re

                               LVIP Money Market Fund-14

                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John A. Weston(1)      Chief            Chief             Vice President for Fund and Advisor             N/A        N/A
1300 S. Clinton        Compliance       Compliance        Compliance, The Lincoln National Life
Street                 Officer          Officer since     Insurance Company; Treasurer, Jefferson
Fort Wayne, IN 46802                    May 2007          Pilot Variable Fund, Inc.
YOB: 1959
Michael Schulitz(1)    Second Vice      Second Vice       Second Vice President, Product                  N/A        N/A
1300 S. Clinton        President        President since   Marketing, The Lincoln National Life
Street                                  August 2007       Insurance Company
Fort Wayne, IN 46802
YOB: 1968
David Weiss(1)         Assistant Vice   Assistant Vice    Assistant Vice President, Funds                 N/A        N/A
1300 S. Clinton        President        President since   Management Research, The Lincoln
Street                                  August 2007       National Life Insurance Company;
Fort Wayne, IN 46802                                      Formerly:  Director, Funds Management
YOB: 1976                                                 Research; Mutual Fund/Securities
                                                          Analyst; Senior Mutual Fund Analyst,
                                                          Jefferson Pilot Corp.



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                               LVIP Money Market Fund-15

                                                         LVIP S&P 500 INDEX FUND

                              (S&P 500 INDEX LOGO)

                            LVIP S&P 500 Index Fund
                              a series of Lincoln Variable
                              Insurance Products Trust
                            Annual Report
                            December 31, 2007





                                                         LVIP S&P 500 INDEX FUND


                                             (FORMERLY S  P 500 INDEX PORTFOLIO,
                                A SERIES OF JEFFERSON PILOT VARIABLE FUND, INC.)

LVIP S&P 500 INDEX FUND

INDEX



COMMENTARY                                                                 1

DISCLOSURE OF FUND EXPENSES                                                2

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS                               3

STATEMENT OF NET ASSETS                                                    4

STATEMENT OF OPERATIONS                                                   12

STATEMENTS OF CHANGES IN NET ASSETS                                       12

FINANCIAL HIGHLIGHTS                                                      13

NOTES TO FINANCIAL STATEMENTS                                             15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                   19

OTHER FUND INFORMATION                                                    20

OFFICER/TRUSTEE INFORMATION                                               21


LVIP S&P 500 INDEX FUND
2007 ANNUAL REPORT COMMENTARY

Managed by:
                                                                          (LOGO)

The Fund returned 5.23% (Standard Class shares with distributions reinvested) for the year ended December 31, 2007, while its benchmark, the S&P 500(R) Index*, returned 5.49%.

The U.S. stock market extended its streak of gains by rising for the fifth consecutive year in 2007. Stocks peaked in early October, but tumbled late in the year on concerns about the mortgage and credit markets. The Nasdaq gained in 2007, its best annual return since 2003, benefiting from strength in technology stocks, with names like Apple, Google, and Research in Motion largely responsible for its success. Investors bid up growth stocks in 2007 as the broad-market Russell 3000(R) Growth Index outperformed the Russell 3000(R) Value Index for the first time since 1999. The growth index reflected an 11.4% return for 2007, while the value Index dipped 1% for the year. Another reversal in 2007 involved the resurgence of large-cap stocks, as the large-cap Russell 1000(R) Index rose for the year, outpacing the small-cap Russell 2000(R) Index. Among the S&P 500(R) economic sectors, energy and materials were the best performers, while the financial services and consumer discretionary sectors were weakest.

Stocks advanced during the first quarter, but volatility increased significantly. Stocks climbed higher in the first seven weeks of the year, propelled by solid earnings growth and hopes that economic moderation would enable the Federal Reserve to cut interest rates. Stocks plunged late in February, however. The Chinese stock market in Shanghai fell 9%, which raised concerns about the Chinese economy and alarmed investors. Further, a sharp decline in U.S. durable goods orders report suggested a slowing manufacturing pace, while former Federal Reserve Chairman Alan Greenspan's warned of an increased potential for a recession later this year.

Most U.S. stock indexes advanced in the second quarter, with a few major indices eclipsing record highs. Equities benefited from a wave of optimism over corporate earnings early in the quarter and later overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market, and sub-prime mortgage woes. The Dow hit a series of new all-time highs, briefly eclipsing the 13,600 level and gaining 8.5% for the quarter. In late May, the S&P 500(R) finally surpassed its March 24, 2000 record close of 1527.57 and rose 6.3% during the quarter.

The third quarter of 2007 was marked by spikes in volatility and risk aversion. U.S. subprime mortgage losses spread across the financial sector and severely tightened credit and liquidity conditions from mid-July to mid-August. In this environment, equities were extremely volatile as the credit crisis had a significant impact on investor confidence. The period began with solid momentum as second quarter earnings beat expectations and helped propel equities to new highs in late July. Concerns about the mortgage and credit markets escalated during August, and equity indexes plunged by up to 10% from their earlier highs. Risk appetite improved when the Federal Reserve lowered its benchmark rate in mid-September by a larger-than-expected 50bps, fueling a late-quarter rally in U.S. equities.

U.S. stocks peaked in October, and then fell sharply in November, with the S&P 500(R) tumbling 4.2%, its largest monthly loss since December 2002. The Fed came to the rescue again during December, cutting the fed funds rate by 25 bps. But investors remained cautious after the financial sector was hit following a string of multibillion-dollar credit-related write-downs by several major banks. Adding to this, for the first time in several years, third-quarter corporate earnings growth in the U.S. was negative. The S&P 500(R) lost 3.3% for the quarter, its worst quarterly loss since the third quarter of 2002.

S&P 500 Index Management Team
Mellon Capital Management Corporation

Growth of $10,000 invested 05/01/00 through 12/31/07

(LINE GRAPH)

                                        S&P 500
                                      INDEX FUND
                                    STANDARD CLASS     S&P 500
                                        SHARES          INDEX
                                    --------------     -------
12/31/99                               10000.00       10000.00
                                        9145.00        9090.00
                                        8031.00        8009.00
                                        6237.00        6239.00
                                        8002.00        8029.00
                                        8847.00        8902.00
                                        9262.00        9340.00
                                       10699.00       10815.00
12/31/07                               11259.00       11409.00




This chart illustrates, hypothetically, that $10,000 was invested in the S&P 500 Index Fund Standard Class shares on 5/1/00. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $11,259. For comparison, look at how the S&P 500 Index did over the same period. The same $10,000 investment would have grown to $11,409. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns               Ended
on investment                            12/31/07
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
One Year                                   +5.23%
-------------------------------------------------
Five Years                                +12.54%
-------------------------------------------------
Inception (5/1/00)                         +1.56%
-------------------------------------------------
Service Class Shares
-------------------------------------------------
Inception (4/30/07)                        +0.04%
-------------------------------------------------



* The S&P 500 Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

"Standard & Poor's(R)", "S&P 500(R)", "Standard & Poor's 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the products. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)



                            LVIP S&P 500 Index Fund-1

LVIP S&P 500 INDEX FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2007 TO DECEMBER 31, 2007

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's actual expenses shown in the table reflect fee waivers in effect.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                  Expenses
                        Beginning      Ending                   Paid During
                         Account      Account     Annualized       Period
                          Value        Value        Expense      7/1/07 to
                          7/1/07      12/31/07       Ratio       12/31/07*
---------------------------------------------------------------------------
ACTUAL
Standard Class Shares   $1,000.00    $  985.20       0.28%         $1.40
Service Class Shares     1,000.00       983.80       0.53%          2.65
---------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares   $1,000.00    $1,023.79       0.28%         $1.43
Service Class Shares     1,000.00     1,022.53       0.53%          2.70
---------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                            LVIP S&P 500 Index Fund-2

LVIP S&P 500 INDEX FUND

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.


                                           PERCENTAGE
SECTOR                                   OF NET ASSETS
------------------------------------------------------
COMMON STOCK                                  98.12%
------------------------------------------------------
Aerospace & Defense                            2.80%
Air Freight & Logistics                        0.92%
Airlines                                       0.07%
Auto Components                                0.22%
Automobiles                                    0.30%
Beverages                                      2.38%
Biotechnology                                  1.12%
Building Products                              0.12%
Capital Markets                                3.29%
Chemicals                                      1.79%
Commercial Banks                               2.96%
Commercial Services & Supplies                 0.45%
Communications Equipment                       2.52%
Computers & Peripherals                        4.48%
Construction & Engineering                     0.18%
Construction Materials                         0.07%
Consumer Finance                               0.68%
Containers & Packaging                         0.11%
Distributors                                   0.06%
Diversified Consumer Services                  0.12%
Diversified Financial Services                 4.37%
Diversified Telecommunications
  Services                                     3.15%
Electric Utilities                             1.86%
Electrical Equipment                           0.49%
Electronic Equipment & Instruments             0.30%
Energy Equipment & Services                    2.49%
Food & Staples Retailing                       2.34%
Food Products                                  1.46%
Gas Utilities                                  0.08%
Health Care Equipment & Supplies               1.68%
Health Care Providers & Services               2.37%
Health Care Technology                         0.04%
Hotels, Restaurants & Leisure                  1.41%
Household Durables                             0.43%
Household Products                             2.33%
Independent Power Producers & Energy
  Traders                                      0.28%
Industrial Conglomerates                       3.61%
Insurance                                      4.26%
Internet & Catalog Retail                      0.30%
Internet Software & Services                   1.85%
IT Services                                    0.80%
Leisure Equipment & Products                   0.15%
Life Sciences Tools & Services                 0.34%
Machinery                                      1.87%
Media                                          2.79%
Metals & Mining                                1.04%
Multiline Retail                               0.74%
Multi-Utilities & Unregulated Power            1.31%
Office Electronics                             0.12%
Oil, Gas & Consumable Fuels                   10.12%
Paper & Forest Products                        0.27%
Personal Products                              0.16%
Pharmaceuticals                                6.21%
Real Estate Investment Trusts                  0.97%
Real Estate Management & Development           0.03%
Road & Rail                                    0.76%
Semiconductors & Semiconductor
  Equipment                                    2.65%
Software                                       3.67%
Specialty Retail                               1.48%
Textiles, Apparel & Luxury Goods               0.38%
Thrift & Mortgage Finance                      0.70%
Tobacco                                        1.36%
Trading Company & Distributors                 0.05%
Wireless Telecommunication Services            0.41%
------------------------------------------------------
U.S. TREASURY OBLIGATION                       0.18%
------------------------------------------------------
AFFILIATED INVESTMENT COMPANY                  2.01%
------------------------------------------------------
TOTAL VALUE OF SECURITIES                    100.31%
------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS                                (0.31%)
------------------------------------------------------
TOTAL NET ASSETS                             100.00%
------------------------------------------------------



Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.


                                           PERCENTAGE
TOP 10 EQUITY HOLDINGS                   OF NET ASSETS
------------------------------------------------------
Exxon Mobil                                   3.91%
General Electric                              2.87%
Microsoft                                     2.18%
AT&T                                          1.92%
Procter & Gamble                              1.74%
Chevron                                       1.51%
Johnson & Johnson                             1.47%
Bank of America                               1.39%
Apple                                         1.32%
Cisco Systems                                 1.25%
------------------------------------------------------
TOTAL                                        19.56%
------------------------------------------------------





                            LVIP S&P 500 Index Fund-3

LVIP S&P 500 INDEX FUND
STATEMENT OF NET ASSETS
December 31, 2007



                                     NUMBER OF         VALUE
                                       SHARES         (U.S. $)
     COMMON STOCK-98.12%
     AEROSPACE & DEFENSE-2.80%

     Boeing......................        31,341    $   2,741,084
     General Dynamics............        16,255        1,446,532
     Goodrich....................         4,743          334,903
     Honeywell International.....        29,968        1,845,130
     L-3 Communications
      Holdings..................          4,827          511,372
     Lockheed Martin.............        13,911        1,464,272
     Northrop Grumman............        13,789        1,084,367
     Precision Castparts.........         5,490          761,463
     Raytheon....................        17,546        1,065,042
     Rockwell Collins............         6,367          458,233
     United Technologies.........        39,656        3,035,271
                                                   -------------
                                                      14,747,669
                                                   -------------
     AIR FREIGHT & LOGISTICS-0.92%

     Expeditors International
      Washington................          8,471          378,484
     FedEx.......................        12,383        1,104,192
     Robinson (C.H.) Worldwide...         7,125          385,605
     United Parcel Service Class
      B.........................         41,975        2,968,472
                                                   -------------
                                                       4,836,753
                                                   -------------
     AIRLINES-0.07%

     Southwest Airlines..........        29,462          359,436
                                                   -------------
                                                         359,436
                                                   -------------
     AUTO COMPONENTS-0.22%

  +  Goodyear Tire & Rubber......         9,980          281,636
     Johnson Controls............        23,652          852,451
                                                   -------------
                                                       1,134,087
                                                   -------------
     AUTOMOBILES-0.30%

  +  Ford Motor..................        83,635          562,863
     General Motors..............        22,537          560,946
     Harley-Davidson.............         9,593          448,089
                                                   -------------
                                                       1,571,898
                                                   -------------
     BEVERAGES-2.38%

     Anheuser-Busch Companies....        30,027        1,571,613
     Brown-Forman Class B........         3,233          239,598
     Coca-Cola...................        79,497        4,878,731
     Coca-Cola Enterprises.......        10,728          279,250
  +  Constellation Brands Class
      A.........................          7,150          169,026
     Molson Coors Brewing Class
      B.........................          5,660          292,169
     Pepsi Bottling Group........         5,284          208,507
     PepsiCo.....................        64,558        4,899,952
                                                   -------------
                                                      12,538,846
                                                   -------------
     BIOTECHNOLOGY-1.12%

  +  Amgen.......................        43,487        2,019,536
  +  Biogen Idec.................        11,468          652,759
  +  Celgene.....................        15,237          704,102
  +  Genzyme.....................        10,505          781,992
  +  Gilead Sciences.............        37,095        1,706,741
                                                   -------------
                                                       5,865,130
                                                   -------------
     BUILDING PRODUCTS-0.12%
     Masco.......................        14,227          307,445
     Trane.......................         6,810          318,096
                                                   -------------
                                                         625,541
                                                   -------------
     CAPITAL MARKETS-3.29%

     American Capital
      Strategies................          7,087          233,588
     Ameriprise Financial........         9,006          496,321
     Bank of New York Mellon.....        45,280        2,207,853
     Bear Stearns................         4,722          416,717
  +  E Trade Financial...........        15,458           54,876
     Federated Investors Class
      B.........................          3,490          143,648
     Franklin Resources..........         6,464          739,676
     Goldman Sachs Group.........        16,215        3,487,035
     Janus Capital Group.........         6,511          213,886
     Legg Mason..................         5,056          369,846
     Lehman Brothers Holdings....        21,274        1,392,171
     Merrill Lynch...............        34,493        1,851,584
     Morgan Stanley..............        42,116        2,236,780
     Northern Trust..............         7,717          590,968
     Schwab (Charles)............        37,593          960,501
     State Street................        15,618        1,268,182
     T. Rowe Price Group.........        10,678          650,077
                                                   -------------
                                                      17,313,709
                                                   -------------
     CHEMICALS-1.79%

     Air Products & Chemicals....         8,605          848,711
     Ashland.....................         2,504          118,765
     Dow Chemical................        38,056        1,500,168
     duPont (E.I.) deNemours.....        36,863        1,625,290
     Eastman Chemical............         3,124          190,845
     Ecolab......................         7,239          370,709
     Hercules....................         3,635           70,337
     International Flavors &
      Fragrances................          2,972          143,042
     Monsanto....................        21,823        2,437,411
     PPG Industries..............         6,633          465,836
     Praxair.....................        12,833        1,138,415
     Rohm & Haas.................         4,988          264,713
     Sigma-Aldrich...............         4,860          265,356
                                                   -------------
                                                       9,439,598
                                                   -------------
     COMMERCIAL BANKS-2.96%

     BB&T........................        21,978          674,065
     Comerica....................         6,361          276,894
     Commerce Bancorp............         7,247          276,401
     Fifth Third Bancorp.........        21,337          536,199
     First Horizon National......         4,787           86,884
     Huntington Bancshares.......        15,546          229,459
     KeyCorp.....................        15,844          371,542
     M&T Bank....................         3,121          254,580
     Marshall & Ilsley...........        10,828          286,725
     National City...............        25,229          415,269
     PNC Financial Services
      Group.....................         13,617          893,956
     Regions Financial...........        28,033          662,980
     SunTrust Banks..............        13,897          868,424

                            LVIP S&P 500 Index Fund-4

LVIP S&P 500 INDEX FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                     NUMBER OF         VALUE
                                       SHARES         (U.S. $)
     COMMON STOCK (CONTINUED)
     COMMERCIAL BANKS (CONTINUED)
     Synovus Financial...........        12,307     $    296,353
     U.S. Bancorp................        69,077        2,192,504
     Wachovia....................        78,598        2,989,082
     Wells Fargo.................       133,572        4,032,539
     Zions Bancorp...............         4,521          211,085
                                                   -------------
                                                      15,554,941
                                                   -------------
     COMMERCIAL SERVICES & SUPPLIES-0.45%

  +  Allied Waste Industries.....         9,630          106,123
     Avery Dennison..............         3,973          211,125
     Cintas......................         5,826          195,870
     Donnelley (R.R.) & Sons.....         8,411          317,431
     Equifax.....................         5,659          205,761
  +  Monster Worldwide...........         5,118          165,823
     Pitney Bowes................         8,268          314,515
     Robert Half International...         7,074          191,281
     Waste Management............        20,674          675,420
                                                   -------------
                                                       2,383,349
                                                   -------------
     COMMUNICATIONS EQUIPMENT-2.52%

  +  Ciena.......................         3,569          121,739
  +  Cisco Systems...............       243,283        6,585,670
     Corning.....................        63,014        1,511,706
  +  JDS Uniphase................         8,302          110,417
  +  Juniper Networks............        20,477          679,836
     Motorola....................        92,738        1,487,518
     QUALCOMM....................        66,963        2,634,994
  +  Tellabs.....................        17,332          113,351
                                                   -------------
                                                      13,245,231
                                                   -------------
     COMPUTERS & PERIPHERALS-4.48%

  +  Apple.......................        35,176        6,967,662
  +  Dell........................        90,894        2,227,812
  +  EMC.........................        84,008        1,556,668
     Hewlett-Packard.............       102,998        5,199,339
     International Business
      Machines..................         55,039        5,949,716
  +  Lexmark International Class
      A.........................          3,434          119,709
  +  Network Appliance...........        14,003          349,515
  +  QLogic......................         5,082           72,164
  +  SanDisk.....................         8,604          285,395
  +  Sun Microsystems............        35,220          638,539
  +  Teradata....................         7,432          203,711
                                                   -------------
                                                      23,570,230
                                                   -------------
     CONSTRUCTION & ENGINEERING-0.18%

     Fluor.......................         3,377          492,096
  +  Jacobs Engineering Group....         4,770          456,060
                                                   -------------
                                                         948,156
                                                   -------------
     CONSTRUCTION MATERIALS-0.07%

     Vulcan Materials............         4,379          346,335
                                                   -------------
                                                         346,335
                                                   -------------
     CONSUMER FINANCE-0.68%
     American Express............        47,310        2,461,066
     Capital One Financial.......        16,628          785,839
     SLM.........................        16,434          330,981
                                                   -------------
                                                       3,577,886
                                                   -------------
     CONTAINERS & PACKAGING-0.11%

     Ball........................         4,386          197,371
     Bemis.......................         3,634           99,499
  +  Pactiv......................         4,434          118,077
     Sealed Air..................         7,103          164,363
                                                   -------------
                                                         579,310
                                                   -------------
     DISTRIBUTORS-0.06%

     Genuine Parts...............         7,044          326,137
                                                   -------------
                                                         326,137
                                                   -------------
     DIVERSIFIED CONSUMER SERVICES-0.12%

  +  Apollo Group Class A........         5,415          379,862
     Block (H&R).................        12,154          225,700
                                                   -------------
                                                         605,562
                                                   -------------
     DIVERSIFIED FINANCIAL SERVICES-4.37%

     Bank of America.............       177,208        7,311,601
     CIT Group...................         7,224          173,593
     Citigroup...................       198,690        5,849,434
     CME Group...................         2,129        1,460,494
     Discover Financial
      Services..................         18,590          280,337
  +  IntercontinentalExchange....         2,646          509,355
     JPMorgan Chase..............       135,167        5,900,039
     Leucadia National...........         6,107          287,640
     Moody's.....................         8,708          310,876
     NYSE Euronext...............        10,500          921,585
                                                   -------------
                                                      23,004,954
                                                   -------------
     DIVERSIFIED TELECOMMUNICATIONS SERVICES-3.15%

     AT&T........................       243,547       10,121,813
     CenturyTel..................         4,826          200,086
     Citizens Communications.....        12,978          165,210
     Embarq......................         6,307          312,386
  +  Qwest Communications
      International.............         63,657          446,236
     Verizon Communications......       115,964        5,066,467
     Windstream..................        20,164          262,535
                                                   -------------
                                                      16,574,733
                                                   -------------
     ELECTRIC UTILITIES-1.86%

  +  Allegheny Energy............         6,311          401,443
     American Electric Power.....        15,900          740,304
     Edison International........        12,977          692,582
     Entergy.....................         7,793          931,419
     Exelon......................        26,974        2,202,157
     FirstEnergy.................        12,140          878,208
     FPL Group...................        16,321        1,104,442
     Pepco Holdings..............         7,554          221,559
     Pinnacle West Capital.......         3,653          154,924
     PPL.........................        15,259          794,841

                            LVIP S&P 500 Index Fund-5

LVIP S&P 500 INDEX FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                     NUMBER OF         VALUE
                                       SHARES         (U.S. $)
     COMMON STOCK (CONTINUED)
     ELECTRIC UTILITIES (CONTINUED)
     Progress Energy.............        10,542     $    510,549
     Southern....................        30,342        1,175,753
                                                   -------------
                                                       9,808,181
                                                   -------------
     ELECTRICAL EQUIPMENT-0.49%

     Cooper Industries Class A...         6,972          368,679
     Emerson Electric............        31,711        1,796,746
     Rockwell Automation.........         5,946          410,036
                                                   -------------
                                                       2,575,461
                                                   -------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS-0.30%

  +  Agilent Technologies........        15,588          572,707
     Jabil Circuit...............         8,931          136,376
     Molex.......................         5,545          151,379
     Tyco Electronics............        19,807          735,434
                                                   -------------
                                                       1,595,896
                                                   -------------
     ENERGY EQUIPMENT & SERVICES-2.49%

     Baker Hughes................        12,824        1,040,026
     BJ Services.................        12,131          294,298
     ENSCO International.........         5,599          333,812
     Halliburton.................        35,684        1,352,780
  +  Nabors Industries...........        10,584          289,896
  +  National Oilwell Varco......        14,182        1,041,810
     Noble.......................        10,286          581,262
     Rowan Companies.............         4,410          174,019
     Schlumberger................        47,632        4,685,561
     Smith International.........         8,091          597,520
  +  Transocean..................        12,404        1,775,698
  +  Weatherford International...        13,419          920,543
                                                   -------------
                                                      13,087,225
                                                   -------------
     FOOD & STAPLES RETAILING-2.34%

     Costco Wholesale............        17,562        1,225,125
     CVS Caremark................        59,250        2,355,188
     Kroger......................        28,177          752,608
     Safeway.....................        17,496          598,538
     Supervalu...................         8,737          327,812
     Sysco.......................        24,291          758,122
     Walgreen....................        39,816        1,516,193
     Wal-Mart Stores.............        95,908        4,558,507
     Whole Foods Market..........         5,221          213,017
                                                   -------------
                                                      12,305,110
                                                   -------------
     FOOD PRODUCTS-1.46%

     Archer-Daniels-Midland......        25,629        1,189,954
     Campbell Soup...............         9,260          330,860
     ConAgra Foods...............        18,836          448,108
  +  Dean Foods..................         5,398          139,592
     General Mills...............        13,150          749,550
     Heinz (H.J.)................        12,716          593,583
     Hershey.....................         6,171          243,137
     Kellogg.....................        10,571          554,238
     Kraft Foods Class A.........        63,096        2,058,823
     McCormick & Co. ............         5,623          213,168
     Sara Lee....................        27,760          445,826
     Tyson Foods Class A.........        11,882          182,151
     Wrigley, (Wm) Jr. ..........         8,763          513,074
                                                   -------------
                                                       7,662,064
                                                   -------------
     GAS UTILITIES-0.08%

     NICOR.......................         1,919           81,270
     Questar.....................         6,556          354,679
                                                   -------------
                                                         435,949
                                                   -------------
     HEALTH CARE EQUIPMENT & SUPPLIES-1.68%

     Bard (C.R.).................         3,990          378,252
     Baxter International........        25,829        1,499,373
     Becton, Dickinson...........         9,693          810,141
  +  Boston Scientific...........        53,135          617,960
     Covidien....................        19,800          876,942
  +  Hospira.....................         5,881          250,766
     Medtronic...................        45,379        2,281,202
  +  St. Jude Medical............        13,583          552,013
     Stryker.....................         9,283          693,626
  +  Varian Medical Systems......         4,725          246,456
  +  Zimmer Holdings.............         9,406          622,207
                                                   -------------
                                                       8,828,938
                                                   -------------
     HEALTH CARE PROVIDERS & SERVICES-2.37%

     Aetna.......................        20,510        1,184,042
     AmerisourceBergen...........         6,910          310,052
     Cardinal Health.............        14,515          838,241
     CIGNA.......................        11,270          605,537
  +  Coventry Health Care........         6,448          382,044
  +  Express Scripts.............        10,015          731,095
  +  Humana......................         6,435          484,620
  +  Laboratory Corp. of America
      Holdings..................          4,417          333,616
     McKesson....................        11,792          772,494
  +  Medco Health Solutions......        10,781        1,093,193
  +  Patterson Companies.........         5,476          185,910
     Quest Diagnostics...........         6,466          342,051
  +  Tenet Healthcare............        19,968          101,437
     UnitedHealth Group..........        52,977        3,083,262
  +  WellPoint...................        22,870        2,006,386
                                                   -------------
                                                      12,453,980
                                                   -------------
     HEALTH CARE TECHNOLOGY-0.04%
     IMS Health..................         8,319          191,670
                                                   -------------
                                                         191,670
                                                   -------------
     HOTELS, RESTAURANTS & LEISURE-1.41%

     Carnival....................        17,377          773,103
     Darden Restaurants..........         6,038          167,313
     Harrah's Entertainment......         7,459          661,986
     International Game
      Technology................         12,867          565,247
     Marriott International Class
      A.........................         12,734          435,248
     McDonald's..................        47,658        2,807,533

                            LVIP S&P 500 Index Fund-6

LVIP S&P 500 INDEX FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                     NUMBER OF         VALUE
                                       SHARES         (U.S. $)
     COMMON STOCK (CONTINUED)
     HOTELS, RESTAURANTS & LEISURE (CONTINUED)
  +  Starbucks...................        29,682     $    607,591
     Starwood Hotels & Resorts
      Worldwide.................          8,544          376,192
     Wendy's International.......         2,761           71,344
     Wyndham Worldwide...........         6,469          152,410
     Yum Brands..................        20,712          792,648
                                                   -------------
                                                       7,410,615
                                                   -------------
     HOUSEHOLD DURABLES-0.43%

     Black & Decker..............         2,577          179,488
     Centex......................         4,400          111,144
     D.R. Horton.................        10,859          143,013
     Fortune Brands..............         6,193          448,125
     Harman International
      Industries................          2,420          178,378
     KB HOME.....................         3,260           70,416
     Leggett & Platt.............         6,781          118,261
     Lennar Class A..............         5,607          100,309
     Newell Rubbermaid...........        10,694          276,761
     Pulte Homes.................         8,463           89,200
     Snap-On.....................         2,437          117,561
     Stanley Works...............         3,309          160,420
     Whirlpool...................         3,182          259,747
                                                   -------------
                                                       2,252,823
                                                   -------------
     HOUSEHOLD PRODUCTS-2.33%

     Clorox......................         5,331          347,421
     Colgate-Palmolive...........        20,428        1,592,567
     Kimberly-Clark..............        17,072        1,183,772
     Procter & Gamble............       124,619        9,149,528
                                                   -------------
                                                      12,273,288
                                                   -------------
     INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-0.28%

  +  AES.........................        26,956          576,589
     Constellation Energy Group..         7,191          737,293
  +  Dynegy......................        21,560          153,938
                                                   -------------
                                                       1,467,820
                                                   -------------
     INDUSTRIAL CONGLOMERATES-3.61%

     3M..........................        28,636        2,414,588
     General Electric............       406,910       15,084,153
     Textron.....................         9,949          709,364
     Tyco International..........        19,796          784,911
                                                   -------------
                                                      18,993,016
                                                   -------------
     INSURANCE-4.26%

     ACE.........................        13,104          809,565
     AFLAC.......................        19,591        1,226,984
     Allstate....................        23,458        1,225,211
     Ambac Financial Group.......         3,824           98,544
     American International
      Group.....................        102,434        5,971,903
     Aon.........................        11,807          563,076
     Assurant....................         3,944          263,854
     Chubb.......................        15,663          854,887
     Cincinnati Financial........         7,239          286,230
     Genworth Financial..........        17,994          457,947
     Hartford Financial Services
      Group.....................         12,743        1,111,062
     Lincoln National............        10,783          627,786
     Loews.......................        17,704          891,219
     Marsh & McLennan............        20,750          549,253
     MBIA........................         5,318           99,074
     MetLife.....................        29,739        1,832,518
     Principal Financial Group...        10,582          728,465
     Progressive.................        29,412          563,534
     Prudential Financial........        18,380        1,710,075
     SAFECO......................         3,756          209,134
     Torchmark...................         3,571          216,153
     Travelers Companies.........        26,310        1,415,478
     Unum Group..................        14,636          348,190
     XL Capital Class A..........         7,377          371,137
                                                   -------------
                                                      22,431,279
                                                   -------------
     INTERNET & CATALOG RETAIL-0.30%

  +  Amazon.com..................        12,166        1,127,059
  +  Expedia.....................         8,129          257,039
  +  InterActiveCorp.............         7,783          209,518
                                                   -------------
                                                       1,593,616
                                                   -------------
     INTERNET SOFTWARE & SERVICES-1.85%

  +  Akamai Technologies.........         6,197          214,416
  +  eBay........................        45,709        1,517,082
  +  Google Class A..............         9,226        6,379,594
  +  VeriSign....................         9,159          344,470
  +  Yahoo.......................        54,003        1,256,110
                                                   -------------
                                                       9,711,672
                                                   -------------
     IT SERVICES-0.80%

  +  Affiliated Computer Services
      Class A...................          3,468          156,407
     Automatic Data Processing...        21,145          941,588
  +  Cognizant Technology
      Solutions Class A.........         11,028          374,290
  +  Computer Sciences...........         6,521          322,594
  +  Convergys...................         5,433           89,427
     Electronic Data Systems.....        19,378          401,706
     Fidelity National
      Information Services......          6,914          287,553
  +  Fiserv......................         6,323          350,863
     Paychex.....................        13,554          490,926
  +  Unisys......................        13,254           62,691
     Western Union...............        30,782          747,387
                                                   -------------
                                                       4,225,432
                                                   -------------
     LEISURE EQUIPMENT & PRODUCTS-0.15%

     Brunswick...................         3,901           66,512
     Eastman Kodak...............        10,789          235,955
     Hasbro......................         6,377          163,124
     Mattel......................        16,308          310,504
                                                   -------------
                                                         776,095
                                                   -------------

                            LVIP S&P 500 Index Fund-7

LVIP S&P 500 INDEX FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                     NUMBER OF         VALUE
                                       SHARES         (U.S. $)
     COMMON STOCK (CONTINUED)
     LIFE SCIENCES TOOLS & SERVICES-0.34%
     Applera Corp.-Applied
      Biosystems Group..........          7,153     $    242,630
  +  Millipore...................         2,153          157,557
     PerkinElmer.................         4,741          123,361
  +  Thermo Fisher Scientific....        16,985          979,694
  +  Waters......................         3,759          297,224
                                                   -------------
                                                       1,800,466
                                                   -------------
     MACHINERY-1.87%

     Caterpillar.................        25,586        1,856,521
     Cummins.....................         4,226          538,266
     Danaher.....................         9,819          861,519
     Deere & Co. ................        17,777        1,655,394
     Dover.......................         8,420          388,078
     Eaton.......................         5,917          573,653
     Illinois Tool Works.........        16,704          894,332
     Ingersoll-Rand Class A......        11,454          532,267
     ITT.........................         7,377          487,177
     Manitowoc...................         4,898          239,169
     PACCAR......................        14,848          808,919
     Pall........................         4,806          193,778
     Parker Hannifin.............         7,029          529,354
  +  Terex.......................         4,219          276,640
                                                   -------------
                                                       9,835,067
                                                   -------------
     MEDIA-2.79%

     CBS Class B.................        27,559          750,983
     Clear Channel
      Communications............         19,833          684,635
  +  Comcast Class A.............       123,668        2,258,178
  +  DIRECTV Group...............        30,254          699,472
     Disney (Walt)...............        77,643        2,506,315
     Gannett.....................         8,871          345,969
  +  Interpublic Group...........        18,376          149,029
     McGraw-Hill Companies.......        13,501          591,479
     Meredith....................         1,171           64,382
     New York Times Class A......         5,226           91,612
     News Class A................        92,674        1,898,890
     Omnicom Group...............        13,079          621,645
     Scripps (E.W.) Class A......         3,356          151,054
     Time Warner.................       149,176        2,462,896
  +  Viacom Class B..............        27,540        1,209,557
     Washington Post Class B.....           233          184,403
                                                   -------------
                                                      14,670,499
                                                   -------------
     METALS & MINING-1.04%

     Alcoa.......................        35,440        1,295,332
     Allegheny Technologies......         4,197          362,621
     Freeport-McMoRan Copper &
      Gold Class B..............         15,290        1,566,308
     Newmont Mining..............        17,981          878,012
     Nucor.......................        11,468          679,135
     Titanium Metals.............         3,484           92,152
     United States Steel.........         4,774          577,224
                                                   -------------
                                                       5,450,784
                                                   -------------
     MULTILINE RETAIL-0.74%

  +  Big Lots....................         4,106           65,655
     Dillard's Class A...........         2,372           44,546
     Family Dollar Stores........         4,967           95,515
  +  Kohl's......................        12,657          579,691
     Macy's......................        16,587          429,106
     Nordstrom...................         7,584          278,560
     Penney (J.C.)...............         8,999          395,866
  +  Sears Holdings..............         2,903          296,251
     Target......................        33,894        1,694,700
                                                   -------------
                                                       3,879,890
                                                   -------------
     MULTI-UTILITIES & UNREGULATED POWER-1.31%

     Ameren......................         7,911          428,855
     CenterPoint Energy..........        11,638          199,359
     CMS Energy..................         9,304          161,704
     Consolidated Edison.........        10,935          534,175
     Dominion Resources..........        23,174        1,099,605
     DTE Energy..................         6,931          304,687
     Duke Energy.................        50,178        1,012,090
     Integrys Energy Group.......         3,353          173,317
     Nisource....................        11,258          212,664
     PG&E........................        14,076          606,535
     Public Service Enterprise
      Group.....................         10,125          994,680
     Sempra Energy...............        10,519          650,916
     TECO Energy.................         8,747          150,536
     Xcel Energy.................        15,916          359,224
                                                   -------------
                                                       6,888,347
                                                   -------------
     OFFICE ELECTRONICS-0.12%

     Xerox.......................        37,284          603,628
                                                   -------------
                                                         603,628
                                                   -------------
     OIL, GAS & CONSUMABLE FUELS-10.12%

     Anadarko Petroleum..........        18,610        1,222,491
     Apache......................        13,309        1,431,250
     Chesapeake Energy...........        17,647          691,762
     Chevron.....................        85,135        7,945,650
     ConocoPhillips..............        65,007        5,740,118
     Consol Energy...............         6,930          495,634
     Devon Energy................        17,867        1,588,555
     El Paso.....................        26,776          461,618
     EOG Resources...............         9,752          870,366
     Exxon Mobil.................       219,796       20,592,686
     Hess........................        11,019        1,111,376
     Marathon Oil................        28,653        1,743,822
     Murphy Oil..................         7,602          644,954
     Noble Energy................         6,806          541,213
     Occidental Petroleum........        33,237        2,558,917
     Peabody Energy..............        10,698          659,425

                            LVIP S&P 500 Index Fund-8

LVIP S&P 500 INDEX FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                     NUMBER OF         VALUE
                                       SHARES         (U.S. $)
     COMMON STOCK (CONTINUED)
     OIL, GAS & CONSUMABLE FUELS (CONTINUED)
     Range Resources.............         5,952     $    305,695
     Spectra Energy..............        25,183          650,225
     Sunoco......................         4,566          330,761
     Tesoro......................         5,442          259,583
     Valero Energy...............        22,194        1,554,246
     Williams Companies..........        23,905          855,321
     XTO Energy..................        19,203          986,240
                                                   -------------
                                                      53,241,908
                                                   -------------
     PAPER & FOREST PRODUCTS-0.27%

     International Paper.........        17,118          554,281
     MeadWestvaco................         6,843          214,186
     Weyerhaeuser................         8,600          634,164
                                                   -------------
                                                       1,402,631
                                                   -------------
     PERSONAL PRODUCTS-0.16%

     Avon Products...............        17,238          681,418
     Estee Lauder Companies Class
      A.........................          4,123          179,804
                                                   -------------
                                                         861,222
                                                   -------------
     PHARMACEUTICALS-6.21%

     Abbott Laboratories.........        61,777        3,468,779
     Allergan....................        12,248          786,812
  +  Barr Pharmaceuticals........         4,090          217,179
     Bristol-Myers Squibb........        79,139        2,098,766
  +  Forest Laboratories.........        12,070          439,952
     Johnson & Johnson...........       115,598        7,710,386
  +  King Pharmaceuticals........         9,473           97,004
     Lilly (Eli).................        39,492        2,108,478
     Merck.......................        86,951        5,052,722
     Mylan Laboratories..........        12,698          178,534
     Pfizer......................       276,684        6,289,026
     Schering-Plough.............        64,828        1,727,018
  +  Watson Pharmaceuticals......         4,614          125,224
     Wyeth.......................        53,787        2,376,848
                                                   -------------
                                                      32,676,728
                                                   -------------
     REAL ESTATE INVESTMENT TRUSTS-0.97%

     Apartment Investment &
      Management Class A........          3,583          124,438
     AvalonBay Communities.......         3,292          309,909
     Boston Properties...........         4,809          441,514
     Developers Diversified
      Realty....................          4,652          178,125
     Equity Residential..........        10,662          388,843
     General Growth Properties...         9,991          411,429
     Host Hotels & Resorts.......        19,887          338,874
     Kimco Realty................        10,351          376,776
     Plum Creek Timber...........         6,575          302,713
     ProLogis....................        10,236          648,758
     Public Storage..............         4,696          344,733
     Simon Property Group........         8,896          772,708
     Vornado Realty Trust........         5,330          468,774
                                                   -------------
                                                       5,107,594
                                                   -------------
     REAL ESTATE MANAGEMENT & DEVELOPMENT-0.03%
  +  CB Richard Ellis Group Class
      A.........................          8,453          182,162
                                                   -------------
                                                         182,162
                                                   -------------
     ROAD & RAIL-0.76%

     Burlington Northern Santa
      Fe........................         11,961          995,514
     CSX.........................        17,487          769,078
     Norfolk Southern............        15,676          790,697
     Ryder System................         2,305          108,358
     Union Pacific...............        10,676        1,341,120
                                                   -------------
                                                       4,004,767
                                                   -------------
     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-2.65%

  +  Advanced Micro Devices......        24,783          185,873
     Altera......................        14,736          284,700
     Analog Devices..............        12,357          391,717
     Applied Materials...........        54,862          974,349
  +  Broadcom Class A............        18,686          488,452
     Intel.......................       233,272        6,219,033
     KLA-Tencor..................         7,221          347,763
     Linear Technology...........         8,678          276,221
  +  LSI.........................        28,687          152,328
  +  MEMC Electronic Materials...         9,056          801,365
     Microchip Technology........         9,041          284,068
  +  Micron Technology...........        31,484          228,259
     National Semiconductor......         8,972          203,126
  +  Novellus Systems............         4,932          135,975
  +  NVIDIA......................        21,858          743,609
  +  Teradyne....................         7,863           81,303
     Texas Instruments...........        57,216        1,911,014
     Xilinx......................        11,154          243,938
                                                   -------------
                                                      13,953,093
                                                   -------------
     SOFTWARE-3.67%

  +  Adobe Systems...............        23,619        1,009,240
  +  Autodesk....................         8,716          433,708
  +  BMC Software................         7,975          284,229
     CA..........................        14,957          373,177
  +  Citrix Systems..............         7,727          293,703
  +  Compuware...................        10,340           91,819
  +  Electronic Arts.............        12,390          723,700
  +  Intuit......................        12,910          408,085
     Microsoft...................       321,935       11,460,886
  +  Novell......................        13,489           92,669
  +  Oracle......................       157,394        3,553,957
  +  Symantec....................        35,827          578,248
                                                   -------------
                                                      19,303,421
                                                   -------------

                            LVIP S&P 500 Index Fund-9

LVIP S&P 500 INDEX FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                     NUMBER OF         VALUE
                                       SHARES         (U.S. $)
     COMMON STOCK (CONTINUED)
     SPECIALTY RETAIL-1.48%
     Abercrombie & Fitch Class
      A.........................          3,532     $    282,454
  +  AutoNation..................         6,035           94,508
  +  AutoZone....................         1,689          202,528
  +  Bed Bath & Beyond...........        10,312          303,070
     Best Buy....................        14,120          743,418
     Circuit City Stores.........         5,561           23,356
  +  GameStop Class A............         6,344          394,026
     Gap.........................        19,218          408,959
     Home Depot..................        67,591        1,820,902
     Limited Brands..............        12,365          234,069
     Lowe's Companies............        59,250        1,340,235
  +  Office Depot................         9,924          138,043
     OfficeMax...................         3,074           63,509
     RadioShack..................         4,347           73,290
     Sherwin-Williams............         4,540          263,502
     Staples.....................        28,445          656,226
     Tiffany & Co. ..............         5,128          236,042
     TJX Companies...............        17,941          515,445
                                                   -------------
                                                       7,793,582
                                                   -------------
     TEXTILES, APPAREL & LUXURY GOODS-0.38%

  +  Coach.......................        14,862          454,480
     Jones Apparel Group.........         4,180           66,838
     Liz Claiborne...............         3,909           79,548
     NIKE Class B................        15,395          988,975
     Polo Ralph Lauren...........         2,158          133,343
     VF..........................         3,631          249,304
                                                   -------------
                                                       1,972,488
                                                   -------------
     THRIFT & MORTGAGE FINANCE-0.70%

     Countrywide Financial.......        23,701          211,887
     Fannie Mae..................        39,012        1,559,700
     Freddie Mac.................        26,119          889,874
     Hudson City Bancorp.........        22,102          331,972
     MGIC Investment.............         3,317           74,400
     Sovereign Bancorp...........        14,245          162,393
     Washington Mutual...........        34,860          474,445
                                                   -------------
                                                       3,704,671
                                                   -------------
     TOBACCO-1.36%

     Altria Group................        84,088        6,355,371
     Reynolds American...........         6,869          453,079
     UST.........................         6,020          329,896
                                                   -------------
                                                       7,138,346
                                                   -------------
     TRADING COMPANY & DISTRIBUTORS-0.05%

     Grainger (W.W.).............         2,683          234,816
                                                   -------------
                                                         234,816
                                                   -------------
     WIRELESS TELECOMMUNICATION SERVICES-0.41%

  +  American Tower Class A......        16,053          683,858
     Sprint Nextel...............       113,987        1,496,649
                                                   -------------
                                                       2,180,507
                                                   -------------
     TOTAL COMMON STOCK
      (COST $493,831,927).......                     516,116,238
                                                   -------------


                                     PRINCIPAL
                                       AMOUNT
                                      (U.S. $)
  /\ U.S. TREASURY
      OBLIGATION-0.18%
     U.S. Treasury Bill
      2.997% 3/20/08............    $   960,000          953,469
                                                   -------------
     TOTAL U.S. TREASURY
      OBLIGATION
      (COST $953,733)...........                         953,469
                                                   -------------


                                     NUMBER OF
                                       SHARES
     AFFILIATED INVESTMENT COMPANY-2.01%
     MONEY MARKET INSTRUMENT-2.01%
     Dreyfus Cash Management
      Fund......................     10,585,782       10,585,782
                                                   -------------
     TOTAL AFFILIATED INVESTMENT
      COMPANY
      (COST $10,585,782)........                      10,585,782
                                                   -------------





                           LVIP S&P 500 Index Fund-10

LVIP S&P 500 INDEX FUND
STATEMENT OF NET ASSETS (CONTINUED)

TOTAL VALUE OF SECURITIES-100.31% (COST $505,371,442).........................   $ 527,655,489
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.31%).......................      (1,632,008)
                                                                                 -------------
NET ASSETS APPLICABLE TO 50,982,343 SHARES OUTSTANDING-100.00%................   $ 526,023,481
                                                                                 =============
NET ASSET VALUE-LVIP S&P 500 INDEX FUND STANDARD CLASS ($504,727,941 /
  48,917,697 SHARES)..........................................................         $10.318
                                                                                       =======
NET ASSET VALUE-LVIP S&P 500 INDEX FUND SERVICE CLASS ($21,295,540 / 2,064,646
  SHARES).....................................................................         $10.314
                                                                                       =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par)................   $ 515,285,145
Undistributed net investment income...........................................       1,088,680
Accumulated net realized loss on investments..................................     (12,536,059)
Net unrealized appreciation of investments....................................      22,185,715
                                                                                 -------------
Total net assets..............................................................   $526,023,481
                                                                                 =============




----------

+ Non-income producing security for the year ended December 31, 2007.

 Fully or partially pledged as collateral for financial futures contracts.

/\Zero coupon security. The rate shown is the yield at the time of purchase.

 Considered an affiliated company. See Note 2 in "Notes to Financial Statements." Investments in companies considered to be affiliates of the Fund were as follows:

                                BALANCE AT          GROSS        GROSS       REALIZED GAINS       VALUE     DIVIDEND
         COMPANY           BEGINNING OF PERIOD    ADDITIONS   REDUCTIONS   DURING THE PERIOD    12/31/07     INCOME
------------------------   -------------------   ----------   ----------   -----------------   ----------   --------
Bank of New York Mellon*         $321,773        $1,792,856    $149,433         $   229        $2,207,853    $24,406
Lincoln National                  354,244           501,835     116,600          55,141           627,786     12,538
                                 --------                                                      ----------    -------
                                 $676,017                                                      $2,835,639    $36,944
                                 ========                                                      ==========    =======



* On July 2, 2007, Mellon Financial merged with Bank of New York to create Bank of New York Mellon. Gross additions included Bank of New York value as of July 1, 2007.

The following financial futures contracts were outstanding at December 31, 2007:

FINANCIAL FUTURES CONTRACTS(1)

     CONTRACTS              NOTIONAL           NOTIONAL                                 UNREALIZED
      TO BUY                  COST              VALUE           EXPIRATION DATE        DEPRECIATION
------------------        -----------        -----------        ---------------        ------------
162 S&P 500 E-mini        $12,063,652        $11,965,320            3/20/08              $(98,332)


The use financial futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized depreciation is reflected in the Fund's net assets.

(1) See Note 8 in "Notes to Financial Statements."

                             See accompanying notes



                           LVIP S&P 500 Index Fund-11

LVIP S&P 500 INDEX FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2007




INVESTMENT INCOME:
Dividends..............................   $ 7,531,888
Income from affiliated investment
 companies............................        233,929
Interest...............................        18,198
Securities lending income..............        90,852
                                          -----------
                                            7,874,867
                                          -----------
EXPENSES:
Management fees........................       920,214
Accounting and administration
 expenses.............................        138,926
Reports and statements to
 shareholders.........................         58,355
S&P license fees.......................        37,623
Custodian fees.........................        36,453
Professional fees......................        32,744
Distribution expenses -- Service
 Class................................         16,027
Trustees' fees.........................         7,821
Other..................................         8,987
                                          -----------
                                            1,257,150
Less expenses waived...................      (161,880)
                                          -----------
Total operating expenses...............     1,095,270
                                          -----------
NET INVESTMENT INCOME..................     6,779,597
                                          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain (loss) on:
 Investments...........................     9,738,969
 Future contracts......................      (291,596)
                                          -----------
Net realized gain......................     9,447,373
Net change in unrealized
 appreciation/depreciation of
 investments..........................     (9,271,090)
                                          -----------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS..........................        176,283
                                          -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS......................    $ 6,955,880
                                          ===========




                             See accompanying notes


LVIP S&P 500 INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS



                                           YEAR ENDED
                                     12/31/07       12/31/06
                                  -------------   ------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income..........   $   6,779,597   $  3,982,825
Net realized gain (loss) on
 investments..................        9,447,373     (3,869,456)
Net change in unrealized
 appreciation/depreciation of
 investments..................       (9,271,090)    33,534,627
                                  -------------   ------------
Net increase in net assets
 resulting from operations....        6,955,880     33,647,996
                                  -------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class...............       (5,554,039)    (3,709,858)
 Service Class................         (117,963)            --
                                  -------------   ------------
                                     (5,672,002)    (3,709,858)
                                  -------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class...............      388,237,030      9,524,242
 Service Class................       25,330,204             --
Net asset value of shares
 issued upon reinvestment of
 dividends and distributions:
 Standard Class...............        5,554,039      3,709,858
 Service Class................          117,963             --
Net assets from Fund merger(1):
 Standard Class...............          648,651             --
 Service Class................        4,454,609             --
                                  -------------   ------------
                                    424,342,496     13,234,100
                                  -------------   ------------
Cost of shares repurchased:
 Standard Class...............     (128,052,507)   (39,877,033)
 Service Class................       (8,060,236)            --
                                  -------------   ------------
                                   (136,112,743)   (39,877,033)
                                  -------------   ------------
Increase (decrease) in net
 assets derived from capital
 share transactions...........      288,229,753    (26,642,933)
                                  -------------   ------------
NET INCREASE IN NET ASSETS.....     289,513,631      3,295,205
NET ASSETS:
Beginning of year..............     236,509,850    233,214,645
                                  -------------   ------------
End of year (including
 undistributed net investment
 income of $1,088,680 and
 $3,990,131, respectively)....    $ 526,023,481   $236,509,850
                                  =============   ============




----------

(1)See Note 7 in "Notes to Financial Statements"

                             See accompanying notes


                           LVIP S&P 500 Index Fund-12

LVIP S&P 500 INDEX FUND
FINANCIAL HIGHLIGHTS(1)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                   LVIP S&P 500 INDEX FUND STANDARD CLASS
                                                                                 YEAR ENDED
                                                12/31/07         12/31/06         12/31/05         12/31/04         12/31/03(2)
                                                -------------------------------------------------------------------------------
Net asset value, beginning of period.........   $  9.916         $  8.718         $  8.470         $  7.756           $  6.130

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(3).....................      0.183            0.154            0.140            0.140              0.100
Net realized and unrealized gain on
 investments................................       0.333            1.185            0.246            0.670              1.610
                                                --------         --------         --------         --------           --------
Total from investment operations.............      0.516            1.339            0.386            0.810              1.710
                                                --------         --------         --------         --------           --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income........................     (0.114)          (0.141)          (0.138)          (0.096)            (0.084)
                                                --------         --------         --------         --------           --------
Total dividends and distributions............     (0.114)          (0.141)          (0.138)          (0.096)            (0.084)
                                                --------         --------         --------         --------           --------

Net asset value, end of period...............   $ 10.318         $  9.916         $  8.718         $  8.470           $  7.756
                                                ========         ========         ========         ========           ========

Total return(4)..............................      5.23%           15.52%            4.69%           10.56%             28.30%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)......   $504,728         $236,510         $233,215         $237,290           $214,568
Ratio of expenses to average net assets......      0.28%            0.28%            0.28%            0.28%              0.28%
Ratio of expenses to average net assets prior
 to fees waived.............................       0.32%            0.34%            0.34%            0.34%              0.39%
Ratio of net investment income to average net
 assets.....................................       1.75%            1.69%            1.60%            1.74%              1.48%
Ratio of net investment income to average net
 assets prior to fees waived................       1.71%            1.63%            1.54%            1.68%              1.37%
Portfolio turnover...........................        25%               4%               5%               2%                 2%



----------

(1) Effective April 30, 2007, the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. S&P 500 Index Portfolio (the "JPVF Fund"). The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

(2) Commencing December 12, 2003, Mellon Capital Management Corporation replaced Barclays Global Fund Advisors as the Fund's sub-advisor.

(3) The average shares outstanding method has been applied for per share information for the years ended December 31, 2007 and 2006.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes


                           LVIP S&P 500 Index Fund-13

LVIP S&P 500 INDEX FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout the period were as follows:


                                                      LVIP S&P 500 INDEX FUND
                                                           SERVICE CLASS
                                                             4/30/07(1)
                                                                 TO
                                                              12/31/07
                                                      -----------------------
Net asset value, beginning of period...............           $10.412

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)...........................             0.130
Net realized and unrealized loss on investments....            (0.128)
                                                              -------
Total from investment operations...................             0.002
                                                              -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income..............................            (0.100)
                                                              -------
Total dividends and distributions..................            (0.100)
                                                              -------

Net asset value, end of period.....................           $10.314
                                                              =======

Total return(3)....................................             0.04%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)............           $21,295
Ratio of expenses to average net assets............             0.53%
Ratio of expenses to average net assets prior to
 fees waived......................................              0.57%
Ratio of net investment income to average net
 assets...........................................              1.83%
Ratio of net investment income to average net
 assets prior to fees waived......................              1.79%
Portfolio turnover.................................             25%(4)



----------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Portfolio turnover is representative of the Fund for the entire year.

                             See accompanying notes


                           LVIP S&P 500 Index Fund-14

LVIP S&P 500 INDEX FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 31 series. These financial statements and the related notes pertain to the LVIP S&P 500 Index Fund (the "Fund"). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products. The Service Class shares commenced operations on April 30, 2007.

Effective April 30, 2007, pursuant to an Agreement and Plan of Reorganization (the "Reorganization"), the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. S&P 500 Index Portfolio (the "JPVF Fund"). The shareholders of the JPVF Fund received shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their shares in the JPVF Fund immediately prior to the Reorganization. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the JPVF Fund as of the date of the Reorganization. The JPVF Fund's investment objectives, policies and limitations were identical to those of the Fund. For financial reporting purposes, the JPVF Fund's operating history prior to the Reorganization is reflected in the Fund's financial statements and financial highlights.

The Fund's investment objective is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Financial futures contracts are valued at the daily quoted settlement prices. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust are allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2007.


                           LVIP S&P 500 Index Fund-15

LVIP S&P 500 INDEX FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Lincoln Investment Advisors Corporation (LIA), formerly Jefferson Pilot Investment Advisory Corporation (JPIA), is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. LIA is a registered investment advisor and subsidiary of Lincoln National Corporation
(LNC). For its services, LIA receives a management fee at an annual rate of 0.24% on the first $500 million of the average daily net assets of the Fund; 0.20% on the next $500 million; and 0.16% on average daily net assets in excess of $1 billion.

LIA has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund's annual operating expenses (excluding distribution fees) exceed 0.28% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2008, and renews automatically for one-year terms unless LIA provides written notice of termination to the Fund.

Mellon Capital Management Corporation (the "Sub-Advisor") is responsible for the day-to-day management of the Fund's investment portfolio. For these services, LIA, not the Fund, pays the Sub-Advisor at an annual rate of 0.015% of the first $1 billion of the Fund's average daily net assets; and 0.010% of the Fund's average daily net assets over $1 billion, subject to annual minimum of $100,000.

Effective August 31, 2007, Mellon Bank, N.A. (Mellon), an affiliate of the Sub-Advisor, became the Fund's custodian. For the period September 1, 2007 through December 31, 2007, the Fund was charged $7,173 for these services.

Effective October 1, 2007, Mellon provides fund accounting and financial administration services to the Fund. For these services, the Fund pays Mellon a monthly fee based on average net assets, subject to certain minimums. For the period October 1, 2007 through December 31, 2007, the Fund was charged $47,195 for these services.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets. Prior to October 1, 2007, DSC provided fund accounting and financial administration to the Fund for which it received a monthly fee based on average net assets, subject to certain minimums. For the period May 1, 2007 through December 31, 2007, the Fund was charged $72,531 for these services. Prior to May 1, 2007, JPIA (the advisor of the JPVF Fund) paid the fund accounting and financial administration fees.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust was charged $553,000 for the year ended December 31, 2007, which was allocated to the funds based on average net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2007, fees for administrative and support services amounted to $12,389 and $6,811, respectively.

The S&P 500 Index Fund has investments in Lincoln National, the parent company of LIA; and in Mellon Financial, the parent company of Mellon Capital Management Corporation, the sub-advisor to the S&P 500 Index Fund.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2007, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIA..........   $82,862
Fees Payable to DSC.....................     1,130
Distribution Fees Payable to LFD .......     4,291
Custody Fees Payable to Mellon..........     5,762


The Fund may invest in the Dreyfus Cash Management Fund, an open end management investment company managed by the Sub-Advisor. For the year ended December 31, 2007, the Fund received distributions from the Dreyfus Cash Management Fund of $233,929.

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2007, the Fund made purchases of $374,985,897 and sales of $97,251,131 of investment securities other than short-term investments.

At December 31, 2007, the cost of investments for federal income tax purposes was $517,386,515. At December 31, 2007, net unrealized appreciation was $10,268,974, of which $62,193,575 related to unrealized appreciation of investments and $51,924,601 related to unrealized depreciation of investments.


                           LVIP S&P 500 Index Fund-16

LVIP S&P 500 INDEX FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                YEAR ENDED         YEAR ENDED
                                 12/31/07           12/31/06
                                ----------         ----------
Ordinary income..............   $5,672,002         $3,709,858


In addition, the Fund declared an ordinary income consent dividend of $3,980,435 for the year ended December 31, 2006. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest.........   $515,285,145
Undistributed ordinary income.........      1,088,680
Capital loss carryforwards............       (619,318)
Unrealized appreciation of
  investments.........................     10,268,974
                                         ------------
Net assets............................   $526,023,481
                                         ============



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on futures contracts and return of capital on securities.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to consent dividends and return of capital on securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Fund recorded the following reclassifications:

UNDISTRIBUTED NET            ACCUMULATED
    INVESTMENT              NET REALIZED             PAID-IN
      INCOME                    LOSS                 CAPITAL
-----------------           ------------           ----------
   $(4,009,046)                $28,611             $3,980,435


For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $16,464,971 was utilized in 2007. Capital loss carryforwards of $619,318 remaining at December 31, 2007 will expire in 2014.


                           LVIP S&P 500 Index Fund-17

LVIP S&P 500 INDEX FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. CAPITAL SHARES
Transactions in capital shares were as follows:


                                           YEAR ENDED         YEAR ENDED
                                            12/31/07           12/31/06
                                          -----------         ----------
Shares sold:
  Standard Class.......................    36,644,745          1,047,230
  Service Class........................     2,411,924                 --
Shares issued upon reinvestment of
 dividends and distributions:
  Standard Class.......................       550,723            412,443
  Service Class........................        11,697                 --
Shares issued from Fund merger*:
  Standard Class.......................        61,812                 --
  Service Class........................       424,491                 --
                                          -----------         ----------
                                           40,105,392          1,459,673
                                          -----------         ----------
Shares repurchased:
  Standard Class.......................   (12,190,409)        (4,358,980)
  Service Class........................      (783,466)                --
                                          -----------         ----------
                                          (12,973,875)        (4,358,980)
                                          -----------         ----------
Net increase (decrease)................    27,131,517         (2,899,307)
                                          ===========         ==========




----------

* See Note 7

7. FUND MERGER
Effective April 30, 2007, the Fund acquired all of the assets and assumed all of the liabilities of LVIP Core Fund (the "Acquired Fund"), an open-end investment company, in exchange for shares of the Fund pursuant to a Plan and Agreement of Reorganization (the "Reorganization"). The shareholders of the Acquired Fund received shares of the respective class of the Fund equal to the aggregate net asset value of their shares in the Acquired Fund prior to the Reorganization.

The Reorganization was treated as a non-taxable event and, accordingly, the Fund's basis in securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated net realized gain (loss) of the Acquired Fund as of the close of business on April 27, 2007, were as follows:

Net assets.............................   $5,103,260
Accumulated net realized loss..........      (58,401)
Net unrealized appreciation............    1,002,592


The net assets of the Fund prior to the Reorganization were $247,965,881. The combined net assets after Reorganization were $253,069,141.

8. FINANCIAL FUTURES CONTRACTS
The Fund may invest in financial futures contracts in order to manage exposures to changes in market conditions which may be more efficient or cost effective than trading the underlying securities. A futures contract is an agreement to buy or sell a security at a set price on a future date and is exchange traded. Upon entering into a financial futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into financial futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. Unrealized losses are included in liabilities net of receivables and other assets on the statement of net assets.

9. SECURITIES LENDING
During the year ended December 31, 2007, the Fund participated in a securities lending agreement with Citibank N.A. The Fund discontinued securities lending as of December 12, 2007. The securities lending agreement has been terminated.

10. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                           LVIP S&P 500 Index Fund-18

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
LVIP S&P 500 Index Fund

We have audited the accompanying statement of net assets of the LVIP S&P 500 Index Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP S&P 500 Index Fund of Lincoln Variable Insurance Products Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 14, 2008


                           LVIP S&P 500 Index Fund-19

LVIP S&P 500 INDEX FUND
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2007, the Fund designates distributions paid during the year as follows:

     (A)              (B)
  LONG-TERM         ORDINARY
 CAPITAL GAIN        INCOME           TOTAL             (C)
DISTRIBUTIONS    DISTRIBUTIONS    DISTRIBUTIONS     QUALIFYING
 (TAX BASIS)      (TAX BASIS))     (TAX BASIS)     DIVIDENDS(1)
-------------    -------------    -------------    ------------
      0%              100%             100%             92%



----------

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on percentage of the Fund's ordinary income.

(1) Qualifiying dividends represent dividends which qualify for the corporate dividends received deduction.


                           LVIP S&P 500 Index Fund-20

OFFICER/TRUSTEE INFORMATION FOR LINCOLN VIP TRUST


                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Kelly D.               Chairman,        Chairman since    Vice President, The Lincoln National             32        Lincoln
Clevenger(1)           President        August 1995;      Life Insurance Company.  Executive Vice                    Retirement
1300 S. Clinton        and Trustee      President and     President, Lincoln Retirement Services                     Services
Street                                  Trustee since     Company, LLC; Second Vice President,                       Company,
Fort Wayne, IN 46802                    November 1994     Lincoln Life & Annuity Company of New                      LLC
YOB: 1952                                                 York
Michael D. Coughlin    Trustee          Trustee since     Management Consultant, Coughlin                  32        Merrimack
1300 S. Clinton                         April 2007        Associates                                                 County
Street                                                                                                               Savings Bank;
Fort Wayne, IN 46802                                                                                                 Trustee of
YOB: 1942                                                                                                            Merrimack
                                                                                                                     Bankcorp, MHC.
Nancy L. Frisby        Trustee          Trustee since     Formerly: Senior Vice President and              32        N/A
1300 S. Clinton                         April 1992        Chief Financial Officer, DeSoto Memorial
Street                                                    Hospital
Fort Wayne, IN 46802
YOB: 1941
Elizabeth S. Hager     Trustee          Trustee since     Executive Director of United Way of              32        N/A
1300 S. Clinton                         April 2007        Merrimack County; Representative, New
Street                                                    Hampshire House of Representatives
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon          Trustee          Trustee since     Professor of Economics and Management,           32        N/A
1300 S. Clinton                         February 2006;    DePauw University
Street                                  Formerly:
Fort Wayne, IN 46802                    Advisory
YOB: 1948                               Trustee since
                                        November  2004
Thomas D. Rath         Trustee          Trustee since     Partner, Rath, Young and Pignatelli              32        Associated
1300 S. Clinton                         April 2007                                                                   Grocers
Street                                                                                                               of New England
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella      Trustee          Trustee since     President Emeritus, Indiana Health               32        Advisory Board
1300 S. Clinton                         February 1998     Association, Formerly: President,                          of
Street                                                    Indiana Hospital & Health Association                      Harris Bank
Fort Wayne, IN 46802
YOB: 1943
David H. Windley       Trustee          Trustee since     Retired Director of Blue & Co., LLC.             32        Meridian
1300 S. Clinton                         August 2004                                                                  Investment
Street                                                                                                               Advisors, Inc.
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary        Secretary since   Secretary, Lincoln VIP Trust; Formerly:         N/A        N/A
1300 S. Clinton                         February 1995     Secretary and Assistant Vice President,
Street                                                    The Lincoln National Life Insurance
Fort Wayne, IN 46802                                      Company
YOB: 1954
William P. Flory,      Second Vice      Second Vice       Second Vice President and Director of           N/A        N/A
Jr.(1)                 President and    President since   Separate Account Operations and Mutual
1300 S. Clinton        Chief            August 2007;      Fund Administration, The Lincoln
Street                 Accounting       Chief             National Life Insurance Company;
Fort Wayne, IN 46802   Officer          Accounting        Formerly: Second Vice President and
YOB: 1961                               Officer           Director of Corporate Procurement and
                                        since May 2006    Assistant Vice President of Separate
                                                          Account Operations and Mutual Fund
                                                          Administration, The Lincoln National
                                                          Life Insurance Company
Rise' C.M. Taylor(1)   Vice President   Vice President    Vice President and Treasurer, The               N/A        N/A
1300 S. Clinton        and              since August      Lincoln National Life Insurance Company;
Street                 Treasurer        2003 and          Vice President and Treasurer, Lincoln
Fort Wayne, IN 46802                    Treasurer since   Life & Annuity Company of New York
YOB: 1967                               May 2006;
                                        Formerly:
                                        Assistant
                                        Treasurer since
                                        August 2003
Kevin J. Adamson(1)    Second Vice      Second Vice       Second Vice President, Director of Funds        N/A        N/A
1300 S. Clinton        President        President since   Managements, The Lincoln National Life
Street                                  May 2006          Insurance Company; Formerly: Director of
Fort Wayne, IN 46802                                      Financial Operations, Swiss Re/Lincoln
YOB: 1966                                                 Re

                           LVIP S&P 500 Index Fund-21

                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John A. Weston(1)      Chief            Chief             Vice President for Fund and Advisor             N/A        N/A
1300 S. Clinton        Compliance       Compliance        Compliance, The Lincoln National Life
Street                 Officer          Officer since     Insurance Company; Treasurer, Jefferson
Fort Wayne, IN 46802                    May 2007          Pilot Variable Fund, Inc.
YOB: 1959
Michael Schulitz(1)    Second Vice      Second Vice       Second Vice President, Product                  N/A        N/A
1300 S. Clinton        President        President since   Marketing, The Lincoln National Life
Street                                  August 2007       Insurance Company
Fort Wayne, IN 46802
YOB: 1968
David Weiss(1)         Assistant Vice   Assistant Vice    Assistant Vice President, Funds                 N/A        N/A
1300 S. Clinton        President        President since   Management Research, The Lincoln
Street                                  August 2007       National Life Insurance Company;
Fort Wayne, IN 46802                                      Formerly:  Director, Funds Management
YOB: 1976                                                 Research; Mutual Fund/Securities
                                                          Analyst; Senior Mutual Fund Analyst,
                                                          Jefferson Pilot Corp.



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                           LVIP S&P 500 Index Fund-22

                                                       LVIP SMALL-CAP INDEX FUND

                             (SMALL-CAP INDEX LOGO)

                            LVIP Small-Cap Index Fund
                              a series of Lincoln Variable
                              Insurance Products Trust
                            Annual Report
                            December 31, 2007





                                                       LVIP SMALL-CAP INDEX FUND


                                              (FORMERLY SMALL COMPANY PORTFOLIO,
                                A SERIES OF JEFFERSON PILOT VARIABLE FUND, INC.)

LVIP SMALL-CAP INDEX FUND

INDEX



COMMENTARY                                                                 1

DISCLOSURE OF FUND EXPENSES                                                2

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS                               3

STATEMENT OF NET ASSETS                                                    4

STATEMENT OF OPERATIONS                                                   25

STATEMENTS OF CHANGES IN NET ASSETS                                       25

FINANCIAL HIGHLIGHTS                                                      26

NOTES TO FINANCIAL STATEMENTS                                             28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                   32

OTHER FUND INFORMATION                                                    33

OFFICER/TRUSTEE INFORMATION                                               34


LVIP SMALL-CAP INDEX FUND
2007 ANNUAL REPORT COMMENTARY

Managed by:
                                                                          (LOGO)

THE JPVF SMALL COMPANY PORTFOLIO WAS REORGANIZED INTO THE LVIP SMALL-CAP INDEX FUND EFFECTIVE APRIL 30, 2007 WITH AN INVESTMENT OBJECTIVE CHANGE FROM ACTIVE MANAGEMENT OF SMALL-CAP GROWTH COMPANIES TO PASSIVE MANAGEMENT OF A SMALL-CAP INDEX STRATEGY.

LORD ABBETT & CO. SUB-ADVISED THE PORTFOLIO THROUGH APRIL 27, 2007 WITH AN INVESTMENT OBJECTIVE OF SMALL-CAP GROWTH COMPANIES.

The Fund returned 11.88% (Standard Class shares with distributions reinvested) for the period January 1 through April 27, 2007, while its benchmark, the Russell 2000 Growth Index*, returned 5.16%.

Stock selection within the consumer discretionary sector was the largest contributor to relative performance for the period. Shares of TeleTech surged after this business process outsourcing company reported solid fourth quarter 2006 results, driven by strong growth in international markets. Stock selection within the financial services sector contributed as FCStone Group outperformed for the year-to-date period. Since the commodity-risk-management firm debuted as an IPO in March, it has advanced due to strong derivatives contract growth. Additionally, stock selection within the technology sector aided relative performance, as solar cell manufacturers enjoyed strength during the quarter. SunPower forecasted higher revenue for 2007, as a result of its January acquisition of PowerLight. First Solar also performed well, after exceeding analysts' expectations and raising its revenue outlook.

Stock selection within the auto and transportation sector detracted from relative performance, as the portfolio lacked exposure to certain outperforming index holdings. Stock selection within the utilities sector also hurt relative performance. Although clearinghouse services provider NeuStar reported strong fourth quarter results, the stock detracted from relative performance. Lastly, slightly detracting from relative performance was the portfolio's underweight of the consumer staples sector, which was the best performing sector for the year-to-date period.

Lord Abbett

--------------------------------------------------------------------------------

MELLON CAPITAL MANAGEMENT SUB-ADVISED THE FUND EFFECTIVE APRIL 30, 2007 -- DECEMBER 31, 2007. THE INVESTMENT OBJECTIVE CHANGED TO A SMALL-CAP INDEX STRATEGY EFFECTIVE APRIL 30, 2007

The Fund returned (5.57%) (Standard Class shares with distributions reinvested) for the period April 30, 2007 through December 31, 2007, while its benchmark, the Russell 2000 Index** returned (5.15%).

The third quarter of 2007 was marked by spikes in volatility and risk aversion. U.S. subprime mortgage losses spread across the financial sector and severely tightened credit and liquidity conditions from mid-July to mid-August. In this environment, equities were extremely volatile as the credit crisis had a significant impact on investor confidence. The period began with solid momentum as second quarter earnings beat expectations and helped propel equities to new highs in late July. Concerns about the mortgage and credit markets escalated during August, and equity indexes plunged by up to 10% from their earlier highs. Risk appetite improved when the Federal Reserve lowered its benchmark rate in mid-September by a larger-than-expected 50bps, fueling a late-quarter rally in U.S. equities.

During the fourth quarter, U.S. stocks peaked in October and then fell sharply in November, with the S&P 500(R) tumbling 4.2%, its largest monthly loss since December 2002. The Fed came to the rescue again during December, cutting the fed funds rate by 25 bps. But investors remained cautious after the financial sector was hit following a string of multibillion-dollar credit-related write-downs by several major banks. Adding to this, for the first time in several years, third-quarter corporate earnings growth in the U.S. was negative. The S&P 500(R) lost 3.3% for the quarter, its worst quarterly loss since the third quarter of 2002.

At December 31, 2007, the Fund no longer held positions in SunPower, First Solar or NeuStar.

Small Cap Index Management Team
Mellon Capital Management Corporation

Growth of $10,000 invested 12/31/1997 through 12/31/2007
(LINE GRAPH)

                             SMALL-CAP INDEX
                              FUND STANDARD      RUSSELL 2000    RUSSELL 2000
                               CLASS SHARES     GROWTH INDEX*       INDEX**
                             ---------------    -------------    ------------
12/31/97                          10000             10000            10000
                                   8822             10123             9745
                                  10075             14485            11817
                                   8274             11236            11460
                                   7680             10199            11745
                                   5455              7113             9339
                                   7655             10566            13752
                                   8130             12077            16273
                                   9103             12579            17014
                                  10293             14257            20139
12/31/07                          10723             15262            19823




This chart illustrates, hypothetically, that $10,000 was invested in the Small-Cap Index Fund Standard Class shares on 12/31/97. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $10,723. For comparison, look at how the Russell 2000 Growth Index and the Russell 2000 Index did over the same period. The same $10,000 investment would have grown to $15,262 and $19,823, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns               Ended
on investment                            12/31/07
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
One Year                                   +4.18%
-------------------------------------------------
Five Years                                +14.47%
-------------------------------------------------
Ten Years                                  +0.70%
-------------------------------------------------
Service Class Shares
-------------------------------------------------
Inception (4/30/07)                       (5.73%)
-------------------------------------------------



* The Russell 2000 Growth Index measures the performance of Russell 2000 companies with higher price to book ratios and higher forecasted growth values.

** The Russell 2000 Index comprises the 2,000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index and represents 8% of the Russell 3000 total market cap.

During the year ended December 31, 2007, the Fund changed its benchmark from the Russell 2000 Growth Index to the Russell 2000 Index as this Index more closely reflects the Fund's investment objective.




                           LVIP Small-Cap Index Fund-1

LVIP SMALL-CAP INDEX FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2007 TO DECEMBER 31, 2007

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's actual expenses shown in the table reflect fee waivers in effect.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                  Expenses
                        Beginning      Ending                   Paid During
                         Account      Account     Annualized       Period
                          Value        Value        Expense      7/1/07 to
                          7/1/07      12/31/07      Ratios       12/31/07*
---------------------------------------------------------------------------
ACTUAL
Standard Class Shares     $1,000     $  922.60       0.46%         $2.23
Service Class Shares       1,000        921.50       0.71%          3.44
---------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares     $1,000     $1,022.89       0.46%         $2.35
Service Class Shares       1,000      1,021.63       0.71%          3.62
---------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                           LVIP Small-Cap Index Fund-2

LVIP SMALL-CAP INDEX FUND

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.


                                            PERCENTAGE
SECTOR                                    OF NET ASSETS
-------------------------------------------------------
COMMON STOCK                                  97.78%
-------------------------------------------------------
Aerospace & Defense                            1.62%
Air Freight & Logistics                        0.30%
Airlines                                       0.47%
Auto Components                                1.09%
Automobiles                                    0.09%
Beverages                                      0.08%
Biotechnology                                  3.72%
Building Products                              0.43%
Capital Markets                                1.79%
Chemicals                                      2.67%
Commercial Banks                               5.41%
Commercial Services & Supplies                 4.50%
Communications Equipment                       2.34%
Computers & Peripherals                        0.89%
Construction & Engineering                     0.54%
Construction Materials                         0.19%
Consumer Finance                               0.35%
Containers & Packaging                         0.62%
Distributors                                   0.06%
Diversified Consumer Services                  1.47%
Diversified Financial Services                 0.40%
Diversified Telecommunications
  Services                                     1.18%
Electric Utilities                             1.26%
Electrical Equipment                           1.90%
Electronic Equipment & Instruments             2.59%
Energy Equipment & Services                    2.47%
Food & Staples Retailing                       1.05%
Food Products                                  1.22%
Gas Utilities                                  0.87%
Health Care Equipment & Supplies               3.84%
Health Care Providers & Services               2.68%
Health Care Technology                         0.41%
Hotels, Restaurants & Leisure                  2.73%
Household Durables                             1.12%
Household Products                             0.09%
Independent Power Producers & Traders          0.19%
Industrial Conglomerates                       0.35%
Insurance                                      3.57%
Internet & Catalog Retail                      1.00%
Internet Software & Services                   2.32%
IT Services                                    1.52%
Leisure Equipment & Products                   0.54%
Life Sciences Tools & Services                 1.58%
Machinery                                      3.18%
Marine                                         0.42%
Media                                          1.71%
Metals & Mining                                1.74%
Multiline Retail                               0.10%
Multi-Utilities & Unregulated Power            0.45%
Oil, Gas & Consumable Fuels                    3.85%
Paper & Forest Products                        0.33%
Personal Products                              0.33%
Pharmaceuticals                                1.84%
Real Estate Investment Trusts                  5.63%
Real Estate Management & Development           0.11%
Road & Rail                                    0.54%
Semiconductors & Semiconductor
  Equipment                                    3.71%
Software                                       3.96%
Specialty Retail                               2.43%
Textiles, Apparel & Luxury Goods               1.33%
Thrift & Mortgage Finance                      1.25%
Tobacco                                        0.18%
Trading Company & Distributors                 0.66%
Water Utilities                                0.21%
Wireless Telecommunication Services            0.31%
-------------------------------------------------------
AFFILIATED INVESTMENT COMPANY                  2.53%
-------------------------------------------------------
TOTAL VALUE OF SECURITIES                    100.31%
-------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS                                (0.31%)
-------------------------------------------------------
TOTAL NET ASSETS                             100.00%
-------------------------------------------------------



Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

                                            PERCENTAGE
TOP 10 EQUITY HOLDINGS                    OF NET ASSETS
-------------------------------------------------------
Hologic                                       0.63%
CF Industries                                 0.47%
Exterran Holdings                             0.38%
priceline.com                                 0.33%
Terra Industries                              0.33%
FLIR Systems                                  0.32%
Chipotle Mexican Grill Class B                0.31%
Inverness Medical Innovation                  0.28%
Bucyrus International Class A                 0.28%
Equinix                                       0.28%
-------------------------------------------------------
TOTAL                                         3.61%
-------------------------------------------------------






                           LVIP Small-Cap Index Fund-3

LVIP SMALL-CAP INDEX FUND
STATEMENT OF NET ASSETS
December 31, 2007



                                      NUMBER OF        VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK-97.78%
     AEROSPACE & DEFENSE-1.62%
  +  AAR...........................       5,078    $    193,116
  +  AeroVironment.................         846          20,473
  +  Argon.........................       1,539          28,564
  +  Ceradyne......................       3,657         171,623
     Cubic.........................       2,160          84,672
     Curtiss-Wright................       5,774         289,855
  +  DynCorp International Class
      A...........................        3,395          91,258
  +  Esterline Technologies........       3,957         204,775
  +  GenCorp.......................       7,750          90,365
     HEICO.........................       3,470         189,046
  +  Hexcel........................      12,673         307,700
  +  Innovative Solutions &
      Support.....................        2,018          19,554
  +  Ionatron......................       5,526          15,804
  +  Ladish........................       1,932          83,443
  +  Moog..........................       5,112         234,181
  +  MTC Technologies..............       1,275          29,963
  +  Orbital Sciences..............       8,039         197,116
  +  TASER International...........       8,937         128,603
  +  Teledyne Technologies.........       4,706         250,971
     Triumph Group.................       2,151         177,135
                                                   ------------
                                                      2,808,217
                                                   ------------
     AIR FREIGHT & LOGISTICS-0.30%
  +  ABX Air.......................       7,843          32,784
  +  Atlas Air Worldwide...........       1,857         100,687
  +  Dynamex.......................       1,374          37,180
     Forward Air...................       4,148         129,293
  +  HUB Group Class A.............       4,954         131,677
     Pacer International...........       4,920          71,832
  +  Park-Ohio Holdings............         935          23,469
                                                   ------------
                                                        526,922
                                                   ------------
     AIRLINES-0.47%
  +  Airtran Holdings..............      11,343          81,216
  +  Alaska Air Group..............       5,278         132,003
  +  Allegiant Travel..............         569          18,288
  +  ExpressJet Holdings...........       7,374          18,288
  +  Frontier Airlines Holdings....       4,300          22,618
  +  JetBlue Airways...............      24,084         142,095
  +  Midwest Air Group.............       3,077          45,540
  +  Pinnacle Airlines.............       2,032          30,988
  +  Republic Airways Holdings.....       4,947          96,912
     SkyWest.......................       8,473         227,499
                                                   ------------
                                                        815,447
                                                   ------------
     AUTO COMPONENTS-1.09%
  +  Aftermarket Technology........       2,945          80,281
     American Axle & Manufacturing
      Holdings....................        5,800         107,996
  +  Amerigon......................       4,106          86,801
     ArvinMeritor..................       9,299         109,077
     Cooper Tire & Rubber..........       8,016         132,905
  +  Drew Industries...............       2,295          62,883
  +  Exide Technologies............       9,389          75,115
  +  GenTek........................       1,231          36,031
  +  Hayes Lemmerz International...      11,957          54,643
  +  Lear..........................      10,038         277,652
  +  LKQ...........................      15,134         318,118
     Modine Manufacturing..........       4,316          71,257
     Noble International...........       1,591          25,949
  +  Raser Technologies............       4,392          65,221
     Sauer-Danfoss.................       1,232          30,862
     Spartan Motors................       4,060          31,018
     Standard Motor Products.......       1,836          14,982
  +  Stoneridge....................       1,655          13,306
     Superior Industries
      International...............        3,114          56,581
  +  Tenneco.......................       6,273         163,537
  +  Visteon.......................      17,261          75,776
                                                   ------------
                                                      1,889,991
                                                   ------------
     AUTOMOBILES-0.09%
  +  Fleetwood Enterprises.........       7,736          46,261
     Monaco Coach..................       3,778          33,549
     Winnebago Industries..........       3,964          83,323
                                                   ------------
                                                        163,133
                                                   ------------
     BEVERAGES-0.08%
  +  Boston Beer Class A...........       1,057          39,796
     Coca-Cola Bottling
      Consolidated................          791          46,574
  +  Jones Soda....................       3,755          27,937
     MGP Ingredients...............       1,692          15,939
  +  National Beverage.............       1,606          12,912
                                                   ------------
                                                        143,158
                                                   ------------
     BIOTECHNOLOGY-3.72%
  +  ACADIA Pharmaceuticals........       4,318          47,800
  +  Acorda Therapeutics...........       3,391          74,466
  +  Affymax.......................         270           6,037
  +  Alexion Pharmaceuticals.......       4,791         359,469
  +  Alkermes......................      13,547         211,198
  +  Allos Therapeutics............       4,314          27,135
  +  Alnylam Pharmaceutic..........       4,419         128,505
  +  Altus Pharmaceutical..........       2,323          12,033
  +  AMAG Pharmaceuticals..........       2,219         133,428
  +  Applera-Celera Group..........      10,749         170,587
  +  Arena Pharmaceuticals.........       8,560          67,025
  +  Ariad Pharmaceuticals.........      10,280          43,690
  +  ArQule........................       5,537          32,115
  +  Array Biopharma...............       5,895          49,636
  +  Avi Biopharma.................       4,100           5,781
  +  BioMarin Pharmaceuticals......      12,852         454,960
  +  Bionovo.......................       5,252           8,981
  +  Cell Genesys..................      12,377          28,467
  +  Cepheid.......................       7,769         204,713
  +  Cubist Pharmaceuticals........       7,324         150,215
  +  CV Therapeutics...............       7,649          69,223
  +  Cytokinetics..................       3,454          16,337

                           LVIP Small-Cap Index Fund-4

LVIP SMALL-CAP INDEX FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF        VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     BIOTECHNOLOGY (CONTINUED)
  +  CytRx.........................      10,124    $     28,752
  +  deCode genetics...............       5,000          18,400
  +  Dendreon......................      10,887          67,717
  +  Emergent Biosolutions.........         598           3,026
  +  Encysive Pharmaceuticals......      10,810           9,189
  +  Enzon Pharmaceuticals.........       7,098          67,644
  +  Genitope......................       2,500           1,850
  +  Genomic Health................       1,998          45,235
  +  GenVec........................       7,726          11,357
  +  Geron.........................       8,935          50,751
  +  GTx...........................       2,508          35,990
  +  Halozyme Therapeutic..........       8,113          57,683
  +  Human Genome Sciences.........      18,207         190,081
  +  Idenix Pharmaceuticals........       3,172           8,564
  +  Immunomedics..................       5,995          13,908
  +  Incyte........................      11,985         120,449
  +  Indevus Pharmaceuticals.......       8,750          60,813
  +  InterMune.....................       3,486          46,468
  +  Isis Pharmaceuticals..........      10,838         170,699
  +  Keryx Biopharmaceuticals......       6,294          52,870
  +  Kosan Biosciences.............       4,959          17,852
  +  Ligand Pharmaceuticals Class
      B...........................       11,372          54,927
  +  MannKind......................       5,247          41,766
  +  Martek Biosciences............       4,309         127,460
  +  Maxygen.......................       3,075          24,692
  +  Medarex.......................      16,108         167,845
  +  Metabolix.....................       2,108          50,170
  +  Molecular Insight
      Pharmaceuticals.............          360           3,262
  +  Momenta Pharmaceuticals.......       3,011          21,499
  +  Myriad Genetics...............       5,579         258,977
  +  Nabi Biopharmaceuticals.......       8,643          31,201
  +  Neurocrine Biosciences........       5,428          24,643
  +  Neurogen......................       3,690          12,731
  +  Novavax.......................       6,200          20,646
  +  Omrix Biopharmaceuticals......       1,718          59,683
  +  Onyx Pharmaceuticals..........       7,393         411,199
  +  Orexigen Therapeutics.........         684           9,747
  +  OSI Pharmaceuticals...........       7,761         376,486
  +  Osiris Therapeutics...........       1,253          15,061
  +  Peregrine Pharmaceuticals.....      17,000           6,290
  +  Pharmion......................       3,596         226,045
  +  Poniard Pharmaceuticals.......       2,712          11,960
  +  Progenics Pharmaceuticals.....       2,972          53,704
  +  Protalix BioTherapeutics......         253             860
  +  Regeneron Pharmaceuticals.....       8,674         209,477
  +  Rigel Pharmaceuticals.........       4,068         103,287
  +  Savient Pharmaceuticals.......       7,598         174,526
  +  Seattle Genetics..............       5,740          65,436
  +  Senomyx.......................       4,330          32,432
  +  Telik.........................       9,097          31,567
  +  Tercica.......................       3,843          26,056
  +  Trubion Pharmaceuticals.......         919           9,190
  +  United Therapeutics...........       2,764         269,905
  +  Vanda Pharmaceutical..........       3,348          23,034
  +  XOMA..........................      18,614          63,101
  +  Zymogenetics..................       5,143          60,019
                                                   ------------
                                                      6,459,983
                                                   ------------
     BUILDING PRODUCTS-0.43%
     AAON..........................       1,532          30,354
     American Woodmark.............       1,628          29,597
     Ameron International..........       1,219         112,331
     Apogee Enterprises............       4,011          68,628
  +  Builders Firstsource..........       2,248          16,231
  +  Goodman Global................       4,755         116,688
  +  Griffon.......................       4,076          50,746
     Insteel Industries............       2,224          26,088
  +  NCI Building Systems..........       2,555          73,558
  +  PGT...........................       1,002           4,770
     Simpson Manufacturing.........       4,800         127,631
  +  Trex..........................       2,035          17,257
     Universal Forest Products.....       2,228          65,637
                                                   ------------
                                                        739,516
                                                   ------------
     CAPITAL MARKETS-1.79%
     Apollo Investment.............      14,847         253,141
     Ares Capital..................       9,120         133,426
     BlackRock Kelso Capital.......       1,629          24,891
     Calamos Asset Management......       3,410         101,550
     Capital Southwest.............         333          39,427
     Cohen & Steers................       2,087          62,547
  +  Cowen Group...................       1,843          17,527
  +  Duff & Phelps Class A.........       1,244          24,482
     Epoch Holding.................         979          14,685
     Evercore Partners Class A.....       1,023          22,046
  +  FBR Capital Markets...........       4,458          42,708
     GAMCO Investors...............         895          61,979
  +  GFI Group.....................       2,173         208,000
     Gladstone Capital.............       1,535          26,095
     Greenhill & Co................       2,590         172,183
     Hercules Technology Growth
      Capital.....................        4,960          61,603
  +  Interactive Brokers Group
      Class A.....................        5,068         163,798
  +  KBW...........................       3,704          94,785
  +  Knight Capital Group..........      13,533         194,875
     Kohlberg Capital..............       1,695          20,340
  +  LaBranche.....................       6,502          32,770
  +  Ladenburg Thalmann Financial
      Services....................       10,114          21,442
  +  MarketAxess Holdings..........       4,240          54,399
     MCG Capital...................       8,201          95,050
     MVC Capital...................       2,903          46,854
     optionsXpress Holdings........       5,538         187,295
     Patriot Capital Funding.......       2,129          21,482
     PennantPark Investment........       2,331          23,357
  +  Penson Worldwide..............       1,634          23,448
  +  Piper Jaffray.................       2,452         113,577
     Prospect Energy...............       3,435          44,827

                           LVIP Small-Cap Index Fund-5

LVIP SMALL-CAP INDEX FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF        VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     CAPITAL MARKETS (CONTINUED)
     Sanders Morris Harris Group...       1,807    $     18,522
  +  Stifel Financial..............       1,988         104,509
     SWS Group.....................       3,036          38,466
  +  Thomas Weisel Partners Group..       2,511          34,476
     TICC Capital..................       2,403          22,180
  +  Tradestation Group............       4,124          58,602
     US Global Investors...........       1,378          22,957
     W. P. Stewart.................       2,265          11,574
     Waddell & Reed Financial Class
      A...........................       10,955         395,365
                                                   ------------
                                                      3,111,240
                                                   ------------
     CHEMICALS-2.67%
     A. Schulman...................       3,788          81,631
     American Vanguard.............       2,013          34,926
     Arch Chemicals................       3,195         117,416
     Balchem.......................       1,938          43,372
  +  Calgon Carbon.................       5,965          94,784
     CF Industries.................       7,389         813,234
  +  EnergySolutions...............       3,958         106,826
     Ferro.........................       5,958         123,509
  +  Flotek Industries.............       2,286          82,387
     Fuller (H.B.).................       8,020         180,049
     Georgia Gulf..................       4,753          31,465
  +  Grace (W.R.) & Co.............       9,432         246,931
     Hercules......................      15,094         292,070
     Innophos Holdings.............       2,436          36,248
     Innospec......................       3,108          53,333
     Koppers Holdings..............       2,377         102,781
     Kronos Worldwide..............         510           8,900
  +  Landec........................       2,533          33,942
  +  LSB Industries................       2,265          63,918
     Minerals Technologies.........       2,580         172,731
     NewMarket.....................       2,108         117,395
     NL Industries.................         891          10,184
     Olin..........................       9,480         183,248
  +  OM Group......................       3,807         219,055
  +  PolyOne.......................      11,362          74,762
  +  Rockwood Holdings.............       4,447         147,729
     Sensient Technologies.........       5,962         168,605
  +  ShengdaTech...................       3,220          46,529
     Spartech......................       4,423          62,364
     Stepan........................         666          21,665
  +  Symyx Technologies............       4,158          31,933
  +  Terra Industries..............      12,075         576,703
     Tronox Class B................       5,605          48,483
     Valhi.........................         632          10,074
  +  Zep...........................       2,792          38,725
  +  Zoltek........................       3,546         152,017
                                                   ------------
                                                      4,629,924
                                                   ------------
     COMMERCIAL BANKS-5.41%
     1st Source....................       2,154          37,286
     Abington Bancorp..............         590           5,546
     Alabama National Bancorp......       2,243         174,528
     Amcore Financial..............       3,099          70,347
     Americanwest Bancorp..........       2,048          36,106
     Ameris Bancorp................       1,631          27,482
     Bancfirst.....................         922          39,508
     Banco Latinoamericano de
      Exportacions................        3,422          55,813
  +  Bancorp.......................       1,427          19,207
     Bank of The Ozarks............       1,681          44,042
     Bankfinancial.................       3,348          52,965
     Banner........................       2,206          63,378
  +  Beneficial Mutual Bancorp.....       5,284          51,360
     Boston Private Financial
      Holdings....................        4,815         130,390
     Capital City Bank Group.......       1,895          53,477
     Capital Corp. of the West.....       1,275          24,773
     Capitol Bancorp...............       2,197          44,204
     Cascade Bancorp...............       3,150          43,848
     Cathay General Bancorp........       6,737         178,463
  +  Centennial Bank Holdings......       6,721          38,847
     Center Financial..............       1,748          21,535
     Central Pacific Financial.....       4,028          74,357
     Chemical Financial............       3,386          80,553
     Chittenden....................       6,072         216,285
     Citizens Republic Bancorp.....      10,008         145,216
     City Holding..................       2,193          74,211
     CoBiz Financial...............       2,309          34,335
     Columbia Banking System.......       2,509          74,593
  +  Community Bancorp.............       1,716          29,807
     Community Bank System.........       4,160          82,659
     Community Trust Bancorp.......       2,113          58,171
     CVB Financial.................       8,521          88,107
     Enterprise Financial
      Services....................        1,105          26,310
     First Bancorp.................       1,298          24,519
     First Bancorp (Puerto Rico)...      12,900          94,041
     First Charter.................       4,800         143,328
     First Commonwealth Financial..       9,981         106,298
     First Community Bancorp.......       3,387         139,680
     First Community Bancshares....       1,175          37,471
     First Financial...............       1,458          41,320
     First Financial Bancorp.......       4,173          47,572
     First Financial Bankshares....       2,767         104,178
     First Indiana.................       1,359          43,488
     First Merchants...............       2,197          47,982
     First Midwest Bancorp.........       6,408         196,085
  +  First Regional Bancorp........         845          15,962
     First South Bancorp...........       1,040          23,078
     First State Bancorp...........       2,828          39,309
     FirstMerit....................      10,647         213,046
     FNB...........................       8,908         130,948
     Frontier Financial............       5,174          96,081
     Glacier Bancorp...............       6,689         125,352
     Great Southern Bancorp........       1,212          26,616
     Greene County Bancshares......       1,701          32,659
     Hancock Holding...............       3,569         136,336

                           LVIP Small-Cap Index Fund-6

LVIP SMALL-CAP INDEX FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF        VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     COMMERCIAL BANKS (CONTINUED)
     Hanmi Financial...............       5,454    $     47,013
     Harleysville National.........       3,531          51,447
     Heartland Financial USA.......       1,638          30,418
     Heritage Commerce.............       1,992          36,633
     Home Bancshares...............       1,579          33,112
     Horizon Financial.............       1,670          29,125
     IBERIABANK....................       1,691          79,054
     Imperial Capital Bancorp......         791          14,475
     Independent Bank
      (Massachusetts).............        1,832          49,867
     Independent Bank (Michigan)...       3,333          31,664
     Integra Bank..................       2,342          33,046
     International Bancshares......       6,501         136,131
  +  Investors Bancorp.............       7,242         102,402
     Irwin Financial...............       2,675          19,661
     Lakeland Bancorp..............       2,072          24,014
     Lakeland Financial............       1,242          25,958
     Macatawa Bank.................       2,087          17,927
     MainSource Financial Group....       2,334          36,317
     MB Financial..................       4,821         148,631
     Midwest Banc Holdings.........       2,509          31,162
     Nara Bancorp..................       3,525          41,137
     National Penn Bancshares......       6,572          99,500
     NBT Bancorp...................       4,443         101,389
  +  Northfiled Bancorp............       2,659          28,770
     Old National Bancorp..........       8,875         132,770
     Old Second Bancorp............       1,429          38,283
     Omega Financial...............       1,530          44,768
     Oriental Financial Group......       2,625          35,201
     Pacific Capital Bancorp.......       6,211         125,027
     Park National.................       1,553         100,169
     Peoples Bancorp...............       1,540          38,331
  +  Pinnacle Financial Partners...       2,149          54,628
     Preferred Bank................       1,177          30,626
     PrivateBancorp................       2,530          82,605
     Prosperity Bancshares.........       4,596         135,076
     Provident Bankshares..........       4,297          91,913
     Renasant......................       3,011          64,947
     Republic Bancorp..............         899          14,860
     Royal Bancshares of
      Pennsylvania................          343           3,773
     S Y Bancorp...................       1,325          31,721
     S&T Bancorp...................       3,418          94,474
     Sandy Spring Bancorp..........       1,970          54,805
     Santander Bancorp.............         517           4,477
     SCBT Financial................       1,346          42,628
     Seacoast Banking Corporation
      of Florida..................        2,075          21,331
     Security Bank.................       1,735          15,858
     Sierra Bancorp................         911          22,675
  +  Signature Bank................       3,953         133,414
     Simmons First National........       1,617          42,851
     South Financial Group.........      10,001         156,316
     Southside Bancshares..........       1,759          35,993
     Southwest Bancorp.............       1,860          34,094
     Sterling Bancorp..............       2,889          39,406
     Sterling Bancshares...........       9,996         111,555
     Sterling Financial
      (Pennsylvania)..............        3,533          58,012
     Sterling Financial
      (Washington)................        6,684         112,224
     Suffolk Bancorp...............       1,468          45,082
  +  Sun Bancorp...................       1,935          30,534
     Superior Bancorp..............       4,014          21,555
     Susquehanna Bancshares........      10,473         193,122
  +  SVB Financial Group...........       4,425         223,020
     Taylor Capital Group..........         768          15,667
  +  Texas Capital Bancshares......       3,194          58,291
     Tompkins Trustco..............         893          34,648
     Trico Bancshares..............       1,602          30,919
     Trustmark.....................       6,475         164,206
     UCBH Holdings.................      13,074         185,128
     UMB Financial.................       4,136         158,657
     Umpqua Holdings...............       8,019         123,011
     Union Bankshares..............       1,398          29,554
     United Bankshares.............       4,803         134,580
     United Community Banks........       5,688          89,870
     United Security Bancshares....         954          14,577
     Univest Corporation of
      Pennsylvania................        1,615          34,093
  +  Virginia Commerce Bancorp.....       2,295          26,920
     Washington Trust Bancorp......       1,375          34,691
     WesBanco......................       2,502          51,541
     West Coast Bancorp............       1,856          34,336
     Westamerica Bancorporation....       4,045         180,205
  +  Western Alliance Bancorp......       1,927          36,170
     Wilshire Bancorp..............       2,529          19,853
     Wintrust Financial............       3,265         108,169
                                                   ------------
                                                      9,395,121
                                                   ------------
     COMMERCIAL SERVICES & SUPPLIES-4.50%
     ABM Industries................       5,957         121,463
  +  ACCO Brands...................       7,333         117,621
     Administaff...................       3,214          90,892
  +  Advisory Board................       2,325         149,242
     American Ecology..............       2,534          59,498
  +  American Reprographics........       3,497          57,631
  +  AMREP.........................         286           8,737
  +  Arrowhead Research............       3,948          14,923
     Barrett Business Services.....         669          12,049
     Bowne & Co. ..................       3,685          64,856
     Brady.........................       6,789         238,226
  +  Casella Waste Systems.........       3,091          40,307
  +  CBIZ..........................       7,248          71,103
     CDI...........................       1,490          36,147
  +  Cenveo........................       6,755         118,010
  +  Clean Harbors.................       2,239         115,756
  +  Comsys IT Partners............       2,347          37,036
  +  Consolidated Graphics.........       1,438          68,765
  +  Cornell Companies.............       1,538          35,866
  +  Costar Group..................       2,617         123,653
  +  CRA International.............       1,578          75,129

                           LVIP Small-Cap Index Fund-7

LVIP SMALL-CAP INDEX FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF        VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
     CTS...........................       4,064    $     40,356
     Deluxe........................       6,629         218,028
     Diamond Management &
      Technology Consultants......        3,673          26,703
     Ennis Business Forms..........       3,307          59,526
  +  Exponent......................       1,707          46,157
  +  First Advantage...............       1,346          22,169
  +  FTI Consulting................       6,354         391,661
  +  Fuel-Tech.....................       2,182          49,422
     G&K Services..................       2,954         110,834
  +  Geo Group.....................       6,520         182,560
  +  GeoEye........................       2,438          82,039
  +  Global Cash Access Holdings...       5,197          31,494
     Healthcare Services Group.....       5,517         116,850
     Heidrick & Struggles
      International...............        2,406          89,287
     Herman Miller.................       8,203         265,695
  +  Hudson Highland Group.........       3,347          28,148
  +  Huron Consulting Group........       2,486         200,446
  +  ICT Group.....................       1,410          16,850
  +  IHS Class A...................       4,238         256,653
     Ikon Office Solutions.........      14,097         183,543
  +  InnerWorkings.................       2,707          46,723
     Kelly Services................       3,283          61,261
  +  Kenexa........................       3,069          59,600
  +  Kforce........................       4,260          41,535
     Knoll.........................       6,822         112,085
  +  Korn/Ferry International......       6,274         118,077
  +  Layne Christensen.............       2,300         113,183
  +  LECG..........................       3,806          57,318
  +  M&F Worldwide.................       1,492          80,344
     McGrath RentCorp..............       3,464          89,198
     Mine Safety Appliances........       3,569         185,124
  +  Mobile Mini...................       4,740          87,880
     Multi-Color...................         949          26,069
  +  Navigant Consulting...........       7,038          96,209
  +  Odyssey Marine Exploration....       4,793          29,669
  +  On Assignment.................       4,626          32,428
  +  PeopleSupport.................       3,494          47,798
  +  PHH...........................       7,000         123,480
  +  Pike Electric.................       2,582          43,274
  +  Protection One................         612           7,277
  +  Resources Connection..........       6,355         115,407
     Rollins.......................       5,828         111,888
  +  SAIC..........................      21,203         426,604
     Schawk........................       2,085          32,359
  +  School Specialty..............       2,827          97,673
  +  Spherion......................       7,286          53,042
  +  Standard Parking..............         573          27,785
     Standard Register.............       1,921          22,399
  +  Taleo.........................       1,895          56,433
     Team..........................       2,276          83,256
  +  TeleTech Holdings.............       5,189         110,370
  +  TETRA Technologies............       7,665         164,798
  +  TrueBlue......................       6,232          90,239
  +  United Stationers.............       3,639         168,158
     Viad..........................       2,745          86,687
  +  Volt Information Sciences.....       1,871          34,164
  +  Waste Connections.............       9,222         284,960
     Waste Industries USA..........         783          28,423
  +  Waste Services................       2,857          24,484
     Watson Wyatt Worldwide Class
      A...........................        5,469         253,816
                                                   ------------
                                                      7,806,808
                                                   ------------
     COMMUNICATIONS EQUIPMENT-2.34%
  +  3Com..........................      51,062         230,800
  +  Acme Packet...................       2,738          34,471
     Adtran........................       7,701         164,647
  +  Anaren Microwave..............       2,532          41,753
  +  Arris Group...................      17,681         176,455
  +  Avanex........................      23,169          23,169
  +  Avocent.......................       6,599         153,823
     Bel Fuse......................       1,845          54,003
  +  BigBand Networks..............       1,273           6,543
     Black Box.....................       2,480          89,702
  +  Blue Coat Systems.............       3,466         113,927
  +  Coleman Cable.................         867           8,193
  +  Comtech Group.................       2,484          40,017
  +  Comtech Telecommunications....       2,976         160,734
  +  Digi International............       3,237          45,933
  +  Ditech Networks...............       4,825          16,743
  +  Dycom Industries..............       5,545         147,774
  +  EMS Technologies..............       2,097          63,413
  +  Extreme Networks..............      15,450          54,693
  +  Finisar.......................      32,797          47,556
  +  Foundry Networks..............      19,516         341,921
  +  Harmonic......................       9,886         103,605
  +  Hughes Communications.........         934          51,006
  +  Infinera......................       2,335          34,651
  +  InterDigital..................       6,230         145,346
  +  Ixia..........................       4,941          46,841
  +  Loral Space & Communications..       1,337          45,792
  +  MasTec........................       5,356          54,471
  +  MRV Communications............      19,112          44,340
  +  NETGEAR.......................       4,411         157,340
  +  Network Equipment
      Technologies................        3,075          25,892
  +  Oplink Communications.........       2,772          42,550
  +  OpNext........................       2,753          24,364
  +  Optium........................       1,422          11,205
  +  Orbcomm.......................       2,750          17,298
  +  Packeteer.....................       5,303          32,666
     Plantronics...................       6,516         169,416
  +  Polycom.......................      12,293         341,500
  +  Powerwave Technologies........      15,976          64,383
  +  SeaChange International.......       3,435          24,835
  +  Sonus Networks................      36,051         210,177
  +  Switch & Data Facilities......       1,371          21,963

                           LVIP Small-Cap Index Fund-8

LVIP SMALL-CAP INDEX FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF        VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     COMMUNICATIONS EQUIPMENT (CONTINUED)
  +  Sycamore Networks.............      25,493    $     97,893
  +  Symmetricom...................       6,560          30,898
  +  Tekelec.......................       7,801          97,513
  +  UTStarcom.....................      15,802          43,456
  +  Viasat........................       2,996         103,152
                                                   ------------
                                                      4,058,823
                                                   ------------
     COMPUTERS & PERIPHERALS-0.89%
  +  Adaptec.......................      14,655          49,534
  +  Avid Technology...............       5,383         152,554
  +  Cray..........................       3,786          22,678
  +  Electronics for Imaging.......       7,456         167,611
  +  Emulex........................      11,522         188,038
  +  Hutchinson Technology.........       3,558          93,647
  +  Hypercom......................       8,403          41,847
     Imation.......................       4,301          90,321
  +  Immersion.....................       3,597          46,581
  +  Intermec......................       7,694         156,265
  +  Mobility Electronics..........       2,500           3,875
  +  Novatel Wireless..............       4,452          72,122
  +  Palm..........................      13,979          88,627
  +  Quantum.......................      27,233          73,257
  +  Rackable Systems..............       3,525          35,250
  +  Rimage........................       1,178          30,569
  +  Silicon Graphics..............         759          13,875
  +  Stratasys.....................       2,946          76,125
  +  Synaptics.....................       3,495         143,854
                                                   ------------
                                                      1,546,630
                                                   ------------
     CONSTRUCTION & ENGINEERING-0.54%
  +  Aecom Technology..............       5,799         165,677
     Comfort Systems USA...........       4,858          62,085
  +  EMCOR Group...................       8,585         202,865
  +  ENGlobal......................       1,951          22,163
     Granite Construction..........       4,690         169,684
  +  Great Lakes Dredge & Dock.....       2,071          18,059
  +  Insituform Technologies Class
      A...........................        3,666          54,257
  +  Integrated Electrica..........       1,620          30,440
  +  Michael Baker.................         842          34,606
  +  Perini........................       3,608         149,443
  +  Stanley.......................         968          30,995
                                                   ------------
                                                        940,274
                                                   ------------
     CONSTRUCTION MATERIALS-0.19%
  +  Headwaters....................       5,051          59,299
     Texas Industries..............       3,534         247,733
  +  US Concrete...................       5,246          17,469
                                                   ------------
                                                        324,501
                                                   ------------
     CONSUMER FINANCE-0.35%
     Advance America Cash Advance
      Centers.....................        8,155          82,854
     ADVANTA Class B...............       5,060          40,834
     Asta Funding..................       1,706          45,107
     Cash America International....       4,052         130,879
  +  CompuCredit...................       2,815          28,094
  +  Credit Acceptance.............         916          18,934
  +  Dollar Financial..............       1,945          59,692
  +  Ezcorp Class A................       5,028          56,766
  +  First Cash Financial
      Services....................        3,550          52,114
     Nelnet Class A................       2,198          27,937
     QC Holdings...................         623           7,009
  +  World Acceptance..............       2,337          63,052
                                                   ------------
                                                        613,272
                                                   ------------
     CONTAINERS & PACKAGING-0.62%
  +  AEP Industries................         852          27,273
     AptarGroup....................       9,077         371,340
     Chesapeake....................       3,108          16,131
  +  Graphic Packaging.............       8,802          32,479
     Greif Class A.................       4,395         287,301
     Myers Industries..............       3,772          54,581
     Rock-Tenn Class A.............       4,562         115,920
     Silgan Holdings...............       3,234         167,974
                                                   ------------
                                                      1,072,999
                                                   ------------
     DISTRIBUTORS-0.06%
  +  Audiovox Class A..............       2,385          29,574
     Building Material Holding.....       4,053          22,413
  +  Core Mark Holding.............       1,062          30,501
  +  Source Interlink..............       5,467          15,745
                                                   ------------
                                                         98,233
                                                   ------------
     DIVERSIFIED CONSUMER SERVICES-1.47%
  +  American Public Education.....         702          29,330
  +  Bright Horizons Family
      Solutions...................        3,449         119,128
  +  Capella Education.............       1,349          88,306
  +  Coinstar......................       3,714         104,549
  +  Corinthian Colleges...........      11,227         172,896
     CPI...........................         538          12,670
     DeVry.........................       8,051         418,329
  +  Home Solutions of America.....       7,132           7,132
  +  INVESTools....................       7,043         124,943
     Jackson Hewitt Tax Service....       4,222         134,049
  +  Lincoln Educational Services..         278           4,092
     Matthews International........       4,095         191,933
     Prepaid Legal Services........       1,184          65,534
     Regis.........................       5,769         161,301
     Sotheby's.....................       8,825         336,233
  +  Steiner Leisure...............       2,159          95,341
     Stewart Enterprises...........      13,031         115,976
     Strayer Education.............       1,933         329,731
  +  Universal Technical
      Institute...................        2,933          49,861
                                                   ------------
                                                      2,561,334
                                                   ------------
     DIVERSIFIED FINANCIAL SERVICES-0.40%
     Ampal-American Israel.........       1,966          14,529
  +  Asset Acceptance Capital......       2,017          20,997
     Compass Diversified Trust.....       2,380          35,462

                           LVIP Small-Cap Index Fund-9

LVIP SMALL-CAP INDEX FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF        VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
  +  Encore Capital Group..........       1,875    $     18,150
  +  FCStone Group.................         909          41,841
     Financial Federal.............       3,720          82,919
  +  Heckmann......................       7,085          52,075
  +  Hicks Acquisition I...........       7,279          66,894
  +  Information Services Group....       3,906          26,756
  +  NewStar Financial.............       1,864          15,434
  +  NRDC Acquisition..............       5,459          50,059
  +  PICO Holdings.................       1,815          61,020
  +  Portfolio Recovery
      Associates..................        2,123          84,219
  +  Primus Guaranty...............       5,661          39,684
     Resource America..............       2,041          29,941
  +  Triplecrown Acquisition.......       6,333          57,884
                                                   ------------
                                                        697,864
                                                   ------------
     DIVERSIFIED TELECOMMUNICATIONS
      SERVICES-1.18%
     Alaska Communications Systems
      Group.......................        5,666          84,990
     Atlantic Tele-Network.........       1,369          46,245
  +  Cbeyond.......................       2,838         110,654
  +  Cincinnati Bell...............      33,095         157,201
  +  Cogent Communications Group...       6,342         150,369
     Consolidated Communications
      Holdings....................        2,549          50,725
     Fairpoint Communications......       4,902          63,824
  +  General Communication Class
      A...........................        6,962          60,918
  +  Global Crossing...............       4,919         108,464
  +  Globalstar....................       2,735          21,880
     Golden Telecom................       2,126         214,620
     IDT...........................       5,807          49,069
     Iowa Telecommunications
      Services....................        3,862          62,796
     North Pittsburgh Systems......       1,719          39,004
     NTELOS Holdings...............       3,393         100,738
  +  Premiere Global Services......       8,719         129,477
     Shenandoah Telecom............       3,295          79,014
  +  ShoreTel......................       1,511          21,109
  +  Starent Networks..............       1,815          33,124
     SureWest Communications.......       1,588          27,155
  +  Time Warner Telecommunication
      Class A.....................       18,820         381,857
  +  USA Mobility..................       3,218          46,017
  +  Vonage Holdings...............       5,562          12,793
                                                   ------------
                                                      2,052,043
                                                   ------------
     ELECTRIC UTILITIES-1.26%
     ALLETE........................       3,379         133,741
     Central Vermont Public
      Service.....................        1,928          59,460
     Cleco.........................       8,072         224,402
  +  El Paso Electric..............       6,027         154,110
     Empire District Electric......       4,213          95,972
  +  EnerNOC.......................         387          19,002
     Idacorp.......................       5,695         200,578
     ITC Holdings..................       5,709         322,102
     MGE Energy....................       2,849         101,054
     Otter Tail....................       4,058         140,407
     Portland General Electric.....       4,196         116,565
     UIL Holdings..................       3,116         115,136
     Unisource Energy                     4,811         151,787
     Westar Energy.................      13,430         348,373
                                                   ------------
                                                      2,182,689
                                                   ------------
     ELECTRICAL EQUIPMENT-1.90%
     Acuity Brands.................       5,584         251,280
  +  American Superconductor.......       5,671         155,045
  +  AZZ...........................       1,610          45,644
     Baldor Electric...............       6,163         207,447
     Belden CDT....................       6,045         269,002
  +  China BAK Battery.............       3,800          23,750
  +  Clean Energy Fuels............         937          14,186
  +  Comverge......................         565          17,792
     Encore Wire...................       3,050          48,556
  +  Energy Conversion Devices.....       4,963         167,005
  +  EnerSys.......................       3,212          80,172
  +  Evergreen Solar...............      11,217         193,718
     Franklin Electric.............       2,549          97,550
  +  FuelCell Energy...............       9,667          95,897
  +  Genlyte Group.................       3,830         364,615
  +  GrafTech International........      14,040         249,210
  +  II-VI.........................       3,169          96,813
     LSI Industries................       2,647          48,175
  +  Medis Technologies............       3,096          47,771
  +  Nova Biosource Fuels..........       3,651          10,588
  +  Polypore International........       2,293          40,128
  +  Powell Industries.............       1,184          52,179
  +  Power-One.....................       8,310          33,157
     Preformed Line Products.......         279          16,601
     Regal Beloit..................       4,321         194,229
     Smith (A.O.)..................       2,823          98,946
  +  Superior Essex................       2,715          65,160
  +  Verenium......................       1,727           8,618
     Vicor.........................       2,221          34,625
     Woodward Governor.............       3,920         266,364
                                                   ------------
                                                      3,294,223
                                                   ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS-2.59%
  +  Acacia Research-Acacia
      Technologies................        4,187          37,599
     Agilysys......................       3,976          60,117
  +  Anixter International.........       4,140         257,798
  +  Benchmark Electronics.........       9,530         168,967
  +  Brightpoint...................       6,436          98,857
  +  Checkpoint Systems............       5,382         139,824
  +  Cogent........................       5,871          65,462
     Cognex........................       5,917         119,228
  +  CPIInternational..............         537           9,183
     Daktronics....................       4,314          97,367
  +  DTS...........................       2,362          60,396
  +  Echelon.......................       3,874          79,959
  +  Electro Scientific
      Industries..................        4,020          79,797
  +  Excel Technology..............       2,050          55,555

                          LVIP Small-Cap Index Fund-10

LVIP SMALL-CAP INDEX FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF        VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
  +  Faro Technologies.............       2,298    $     62,460
  +  FLIR Systems..................      17,704         554,136
  +  Gerber Scientific.............       2,801          30,251
  +  ID Systems....................       1,300          16,198
  +  Insight Enterprises...........       6,383         116,426
  +  IPG Photonics.................       1,435          28,686
  +  Itron.........................       3,916         375,819
  +  KEMET.........................      10,453          69,303
  +  L-1 Identity Solutions........       7,756         139,220
  +  Littelfuse....................       2,970          97,891
  +  Lojack........................       2,569          43,185
  +  Maxwell Technologies..........       1,600          13,232
  +  Measurement Specialties.......       1,908          42,167
  +  Mercury Computer Systems......       3,068          49,425
     Methode Electronics Class A...       4,898          80,523
     MTS Systems...................       2,388         101,896
  +  Multi-Fineline Electronix.....       1,060          18,380
  +  Newport.......................       4,755          60,816
  +  OSI Systems...................       1,918          50,769
  +  Oyo Geospace..................         572          43,106
     Park Electrochemical..........       2,687          75,881
  +  PC Connection.................         872           9,897
  +  Plexus........................       6,293         165,254
  +  RadiSys.......................       3,342          44,783
  +  Rofin-Sinar Technologies......       4,102         197,347
  +  Rogers........................       2,177          94,416
  +  Scansource....................       3,420         110,637
  +  Smart Modular Technologies....       6,333          64,470
  +  Synnex........................       1,802          35,319
     Technitrol....................       5,393         154,132
  +  TTM Technologies..............       5,645          65,821
  +  Universal Display.............       3,842          79,414
     X-Rite........................       4,150          48,223
  +  Zygo..........................       2,467          30,739
                                                   ------------
                                                      4,500,331
                                                   ------------
     ENERGY EQUIPMENT & SERVICES-2.47%
  +  Allis-Chalmers Energy.........       3,643          53,734
  +  Atwood Oceanics...............       3,684         369,284
  +  Basic Energy Services.........       5,180         113,701
  +  Bristow Group.................       2,677         151,652
  +  Bronco Drilling...............       4,815          71,503
  +  Cal Dive International........       5,675          75,140
     CARBO Ceramics................       2,723         101,296
  +  Complete Production Services..       5,873         105,538
  +  CVR Energy....................       2,642          65,891
  +  Dawson Geophysical............         957          68,387
  +  Dril-Quip.....................       3,505         195,088
  +  Exterran Holdings.............       8,031         656,937
  +  Geokinetics...................         797          15,502
     Gulf Island Fabrication.......       1,395          44,235
  +  Gulfmark Offshore.............       3,118         145,891
  +  Hercules Offshore.............      10,786         256,491
  +  Hornbeck Offshore Services....       2,955         132,827
  +  ION Geophysical...............       8,875         140,048
     Lufkin Industries.............       1,934         110,799
  +  Matrix Service................       3,679          80,276
  +  Natco Group Class A...........       2,198         119,022
  +  Newpark Resources.............      10,990          59,896
  +  Oil States International......       6,604         225,328
  +  Parker Drilling...............      14,727         111,189
  +  PHI...........................       1,542          47,833
  +  Pioneer Drilling..............       6,043          71,791
  +  Rex Energy....................       1,793          21,390
     RPC...........................       4,479          52,449
  +  Sulphco.......................       6,465          33,747
  +  Superior Offshore
      International...............        1,050           5,271
  +  Superior Well Services........       1,777          37,708
  +  T-3 Energy Services...........         784          36,856
  +  Trico Marine Service..........       1,662          61,527
  +  Union Drilling................       1,777          28,023
  +  W-H Energy Services...........       4,015         225,683
  +  Willbros Group................       4,994         191,220
                                                   ------------
                                                      4,283,153
                                                   ------------
     FOOD & STAPLES RETAILING-1.05%
     Andersons.....................       2,060          92,288
     Arden Group...................         100          15,469
     Casey's General Stores........       6,582         194,893
  +  Central European District.....       4,632         269,027
  +  Great Atlantic & Pacific Tea..       3,379         105,864
     Ingles Markets................       1,836          46,616
     Longs Drug Stores.............       4,314         202,758
     Nash Finch....................       1,820          64,210
  +  Pantry........................       2,978          77,815
  +  Performance Food Group........       4,624         124,247
     Pricesmart....................       1,963          59,008
     Ruddick.......................       5,423         188,015
     Spartan Stores................       2,888          65,991
  +  United Natural Foods..........       5,563         176,458
     Village Super Market..........         357          18,168
     Weis Markets..................       1,470          58,712
  +  Winn Dixie Stores.............       4,335          73,131
                                                   ------------
                                                      1,832,670
                                                   ------------
     FOOD PRODUCTS-1.22%
     Alico.........................         409          14,929
  +  American Dairy................         731           9,466
     Cal-Maine Foods...............       1,470          38,999
     Chiquita Brands
      International...............        5,932         109,089
  +  Darling International.........      10,030         115,947
     Farmer Brothers...............         600          13,794
     Flowers Foods.................      10,135         237,261
  +  Fresh Del Monte Produce.......       3,585         120,384
  +  Green Mountain Coffee
      Roasters....................        2,586         105,250
  +  Hain Celestial Group..........       5,387         172,384

                          LVIP Small-Cap Index Fund-11

LVIP SMALL-CAP INDEX FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF        VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     FOOD PRODUCTS (CONTINUED)
     Imperial Sugar................       1,712    $     32,134
     J&J Snack Foods...............       1,980          61,934
     Lancaster Colony..............       2,971         117,949
     Lance.........................       3,893          79,495
  +  Maui Land & Pineapple.........         653          19,009
  +  Peet's Coffee & Tea...........       1,875          54,506
     Pilgrim's Pride...............       5,475         158,501
  +  Ralcorp Holdings..............       3,658         222,370
     Reddy Ice Holdings............       3,060          77,449
     Sanderson Farms...............       2,292          77,424
     Seaboard......................          46          67,620
     Tootsie Roll Industries.......       4,398         120,593
  +  Treehouse Foods...............       4,295          98,742
                                                   ------------
                                                      2,125,229
                                                   ------------
     GAS UTILITIES-0.87%
     EnergySouth...................         800          46,400
     Laclede Group.................       2,899          99,262
     New Jersey Resources..........       3,628         181,473
     NICOR.........................       5,819         246,435
     Northwest Natural Gas.........       3,478         169,239
     Piedmont Natural Gas..........       9,692         253,543
     South Jersey Industries.......       3,892         140,462
     Southwest Gas.................       5,492         163,497
     WGL Holdings..................       6,528         213,857
                                                   ------------
                                                      1,514,168
                                                   ------------
     HEALTH CARE EQUIPMENT & SUPPLIES-3.84%
  +  Abaxis........................       3,076         110,305
  +  Abiomed.......................       4,176          64,895
  +  Accuray.......................       2,154          32,784
  +  Align Technology..............       7,996         133,373
  +  American Medical System
      Holdings....................        9,179         132,728
     Analogic......................       1,851         125,350
  +  Angiodynamics.................       3,282          62,489
  +  Arthrocare....................       3,498         168,079
  +  Aspect Medical Systems........       2,707          37,898
  +  Cantel Medical................       1,343          19,581
  +  Conceptus.....................       4,119          79,250
  +  Conmed........................       3,770          87,125
  +  Cutera........................       1,580          24,806
  +  Cyberonics....................       3,286          43,244
  +  Cynosure......................         886          23,444
     Datascope.....................       1,496          54,454
  +  DexCom........................       2,200          19,426
  +  ev3...........................       6,368          80,937
  +  Greatbatch....................       2,984          59,650
  +  Haemonetics...................       3,603         227,061
  +  Hansen Medical................       1,277          38,233
  +  Hologic.......................      15,941       1,094,191
  +  ICU Medical...................       1,768          63,666
  +  I-Flow........................       3,156          49,802
  +  Immucor.......................       8,939         303,837
  +  Integra LifeSciences
      Holdings....................        2,444         102,477
     Invacare......................       3,586          90,367
  +  Inverness Medical Innovation..       8,618         484,159
  +  Kensey Nash...................       1,656          49,548
  +  LifeCell......................       4,356         187,787
  +  Masimo........................       1,976          77,953
  +  Medical Action Industries.....       2,240          46,704
     Mentor........................       4,933         192,880
     Meridian Bioscience...........       5,402         162,492
  +  Merit Medical Systems.........       3,911          54,363
  +  Micrus Endovascular...........       1,549          30,484
  +  Minrad International..........       5,492          17,849
  +  Natus Medical.................       2,754          53,290
  +  Neurometrix...................       1,500          13,800
  +  Northstar Neuroscien..........       2,276          21,167
  +  NuVasive......................       4,778         188,827
  +  NxStage Medical...............       2,201          33,389
  +  OraSure Technologies..........       5,984          53,198
  +  Orthofix International........       2,089         121,099
  +  Palomar Medical Technologies..       2,438          37,350
  +  Quidel........................       3,958          77,062
  +  Regeneration Technologies.....       3,473          30,146
  +  Sirona Dental System..........       2,417          80,921
  +  Sonic Innovations.............       3,076          23,747
  +  Sonosite......................       2,221          74,781
  +  Spectranetics.................       4,055          62,163
  +  Stereotaxis...................       3,471          42,416
     STERIS........................       8,597         247,937
  +  SurModics.....................       2,351         127,589
  +  Symmetry Medical..............       4,933          85,982
  +  Thoratec......................       7,006         127,439
     Vital Signs...................       1,516          77,498
  +  Volcano.......................       4,085          51,103
     West Pharmaceutical Services..       4,478         181,762
  +  Wright Medical Group..........       4,855         141,620
  +  Zoll Medical..................       2,933          78,370
                                                   ------------
                                                      6,666,327
                                                   ------------
     HEALTH CARE PROVIDERS & SERVICES-2.68%
  +  Air Methods...................       1,585          78,727
  +  Alliance Imaging..............       3,148          30,284
  +  Amedisys......................       3,551         172,295
  +  American Dental Partners......       1,462          14,664
  +  AMERIGROUP....................       7,110         259,159
  +  AMN Healthcare Services.......       4,258          73,110
  +  Amsurg........................       4,033         109,133
  +  Animal Health International...       1,436          17,663
  +  Apria Healthcare Group........       5,472         118,031
  +  Assisted Living Concepts......       7,593          56,948
  +  athenahealth..................         914          32,904
  +  Bio-Reference Labs............       1,800          58,824
  +  Capital Senior Living.........       2,767          27,476
  +  Centene.......................       5,401         148,203

                          LVIP Small-Cap Index Fund-12

LVIP SMALL-CAP INDEX FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF        VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
     Chemed........................       3,278    $    183,175
  +  CorVel........................       1,308          30,110
  +  Cross Country Healthcare......       4,625          65,860
  +  CryoLife......................       2,624          20,861
  +  Emergency Medical Services....         959          28,080
  +  Emeritus......................       1,340          33,701
  +  Genoptix......................         755          23,179
  +  Gentiva Health Services.......       3,700          70,448
  +  HealthExtras..................       4,250         110,840
  +  HealthSouth...................       9,997         209,937
  +  HealthSpring..................       6,051         115,272
  +  Healthways....................       4,717         275,660
  +  HMS Holdings..................       2,837          94,217
  +  Hythiam.......................       4,177          12,239
  +  Insulet.......................         736          17,281
  +  inVentiv Health...............       3,964         122,725
  +  Kindred Healthcare............       3,952          98,721
     Landauer......................       1,043          54,080
     LCA-Vision....................       2,540          50,724
  +  LHC Group.....................       1,606          40,118
  +  Magellan Health Services......       5,118         238,651
  +  Matria Healthcare.............       2,827          67,198
  +  MedCath.......................       1,479          36,324
  +  Molina Healthcare.............       1,934          74,846
  +  MWI Veterinary Supply.........         955          38,200
     National Healthcare...........         873          45,134
  +  Nighthawk Radiology Holdings..       2,425          51,046
  +  Odyssey HealthCare............       5,157          57,036
     Owens & Minor.................       5,474         232,262
  +  Providence Service............       1,609          45,277
  +  PSS World Medical.............       8,909         174,349
  +  Psychiatric Solutions.........       7,012         227,890
  +  Radiation Therapy Services....       1,463          45,221
  +  RehabCare Group...............       2,700          60,912
  +  Res-Care......................       2,938          73,920
  +  Skilled Healthcare Group......       2,612          38,214
  +  Sun Healthcare Group..........       5,958         102,299
  +  Sunrise Assisted Living.......       5,682         174,324
  +  Visicu........................       1,857          22,043
                                                   ------------
                                                      4,659,795
                                                   ------------
     HEALTH CARE TECHNOLOGY-0.41%
  +  Allscripts Healthcare
      Solutions...................        7,496         145,572
     Computer Programs & Systems...       1,527          34,724
  +  Eclipsys......................       5,669         143,482
  +  Emageon.......................       2,800          11,200
  +  Omnicell......................       4,606         124,040
  +  Phase Forward.................       5,235         113,861
  +  Trizetto Group................       6,121         106,322
  +  Vital Images..................       2,209          39,917
                                                   ------------
                                                        719,118
                                                   ------------
     HOTELS, RESTAURANTS & LEISURE-2.73%
  +  AFC Enterprises...............       4,074          46,118
     Ambassadors Group.............       2,130          39,000
     Ambassadors International.....       1,268          18,487
     Ameristar Casinos.............       3,481          95,867
  +  Bally Technologies I..........       7,164         356,194
  +  Benihana......................       1,437          18,322
  +  BJ's Restaurants..............       2,401          39,040
  +  Bluegreen.....................       3,077          22,124
     Bob Evans Farms...............       4,736         127,540
  +  Buffalo Wild Wings............       1,980          45,976
  +  California Pizza Kitchen......       3,955          61,579
  +  Carrols Restaurant Group......       1,211          11,601
     CBRL Group....................       3,372         109,219
  +  CEC Entertainment.............       3,902         101,296
  +  Chipotle Mexican Grill Class
      B...........................        4,377         538,589
     Churchill Downs...............       1,188          64,116
     Cinemark Holdings.............       3,519          59,823
     CKE Restaurants...............       8,530         112,596
  +  Denny's.......................      13,936          52,260
     Domino's Pizza................       5,340          70,648
     Dover Downs Gaming &
      Entertainment...............        2,170          24,413
  +  Gaylord Entertainment.........       5,292         214,167
  +  Great Wolf Resorts............       3,854          37,808
     IHOP..........................       2,192          80,183
  +  Isle of Capri Casinos.........       2,145          29,537
  +  Jack in the Box...............       8,198         211,262
  +  Jamba.........................       6,541          24,202
  +  Krispy Kreme Doughnuts........       7,543          23,836
     Landry's Restaurants..........       2,174          42,828
  +  Life Time Fitness.............       4,227         209,997
  +  Lodgian.......................       2,240          25,222
  +  Magna Entertainment Class A...       3,200           3,104
     Marcus........................       2,448          37,822
  +  McCormick & Schmick's Seafood
      Restaurants.................        1,715          20,460
  +  Monarch Casino & Resort.......       1,557          37,493
  +  Morgans Hotel Group...........       2,768          53,367
  +  Mortons Restaurant Group......       1,930          18,007
  +  MTR Gaming Group..............       3,210          21,796
  +  Multimedia Games..............       3,627          30,249
     O'Charleys....................       3,241          48,550
  +  P.F. Chang's China Bistro.....       3,219          73,522
  +  Papa John's International.....       3,103          70,438
  +  Pinnacle Entertainment........       7,868         185,370
  +  Premier Exhibitions...........       3,672          40,172
  +  Red Robin Gourmet Burgers.....       2,308          73,833
  +  Riviera Holdings..............       1,465          45,122
     Ruby Tuesday..................       7,050          68,738
  +  Ruth's Chris Steak House......       3,025          27,044
  +  Shuffle Master................       4,523          54,231
  +  Six Flags.....................       9,429          19,141
  +  Sonic.........................       8,791         192,523
     Speedway Motorsports..........       2,028          63,030

                          LVIP Small-Cap Index Fund-13

LVIP SMALL-CAP INDEX FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF        VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     HOTELS, RESTAURANTS & LEISURE (CONTINUED)
  +  Steak'n Shake.................       3,712    $     40,461
  +  Texas Roadhouse...............       6,320          69,899
  +  Town Sports International.....       1,682          16,080
     Triarc Companies Class B......       7,809          68,407
  +  Trump Entertainment Resorts...       4,415          18,985
  +  Vail Resorts..................       4,224         227,293
  +  WMS Industries................       5,514         202,033
                                                   ------------
                                                      4,741,020
                                                   ------------
     HOUSEHOLD DURABLES-1.12%
     American Greetings Class A....       7,492         152,088
  +  Avatar Holdings...............         777          32,494
     Beazer Homes USA..............       4,957          36,831
     Blyth.........................       3,421          75,057
     Brookfield Homes..............       1,560          24,648
  +  Champion Enterprises..........       9,448          89,000
     CSS Industries................         904          33,177
     Ethan Allen Interiors.........       3,685         105,023
     Furniture Brands
      International...............        5,817          58,519
  +  Helen of Troy.................       3,832          65,680
     Hooker Furniture..............       1,494          30,029
  +  Hovnanian Enterprises Class
      A...........................        5,055          36,244
     Interface Class A.............       7,122         116,231
  +  iRobot........................       1,833          33,141
     Kimball International.........       3,723          51,005
     La-Z-Boy......................       6,038          47,881
     Libbey........................       1,679          26,595
     Lifetime Brands...............       1,426          18,509
     M/I Homes.....................       1,721          18,071
  +  Meritage Homes................       3,163          46,085
     National Presto Industries....         544          28,647
     Orleans Homebuilders..........         400           1,428
  +  Palm Harbor Homes.............       1,296          13,673
     Russ Berrie & Co..............       1,884          30,822
     Sealy.........................       5,982          66,939
     Skyline.......................         691          20,281
     Standard-Pacific..............       8,211          27,507
  +  Syntax Brillian...............       5,923          18,243
     Tempur-Pedic International....      11,099         288,240
     Tupperware Brands.............       8,265         272,993
  +  Universal Electronics.........       1,814          60,660
  +  WCI Communities...............       4,406          16,655
                                                   ------------
                                                      1,942,396
                                                   ------------
     HOUSEHOLD PRODUCTS-0.09%
  +  Central Garden & Pet Class A..       8,663          46,434
  +  Spectrum Brands...............       5,491          29,267
     WD-40.........................       2,106          79,965
                                                   ------------
                                                        155,666
                                                   ------------
     INDEPENDENT POWER PRODUCERS &
      TRADERS-0.19%
     Black Hills...................       4,935         217,634
     Ormat Technologies............       1,912         105,179
                                                   ------------
                                                        322,813
                                                   ------------
     INDUSTRIAL CONGLOMERATES-0.35%
  +  Aldabra 2 Acquisition.........       5,976          58,206
  +  Alternative Assset
      Management..................        5,988          54,790
  +  Energy Infrastructure
      Acquisition.................        2,603          26,394
  +  Marathon Acquisition..........       3,908          30,404
  +  NTR Acquisition...............       3,045          28,928
     Raven Industries..............       2,160          82,922
     Standex International.........       1,275          22,249
     Tredegar......................       3,794          61,008
     Walter Industries.............       6,611         237,534
                                                   ------------
                                                        602,435
                                                   ------------
     INSURANCE-3.57%
     Alfa..........................       4,540          98,382
     American Equity Investment
      Life Holding................        7,329          60,757
     American Physicians Capital...       1,458          60,449
  +  Amerisafe.....................       2,067          32,059
     Amtrust Financial Services....       3,316          45,661
     Argo Group International
      Holdings....................        3,985         167,888
     Aspen Insurance Holdings......      11,815         340,745
     Assured Guaranty..............      10,003         265,480
     Baldwin & Lyons Class B.......       1,018          27,954
     CastlePoint Holdings..........         817           9,804
  +  Citizens......................       4,033          22,302
  +  CNA Surety....................       1,726          34,158
     Commerce Group................       7,028         252,867
     Crawford & Co.................       2,026           8,408
  +  Darwin Professional
      Undwriters..................          855          20,665
     Delphi Financial Group Class
      A...........................        5,564         196,298
     Donegal Group.................       1,653          28,382
  +  eHealth.......................       1,768          56,770
     EMC Insurance Group...........         605          14,320
     Employers Holdings............       7,239         120,964
  +  Enstar Group..................         886         108,464
     FBL Financial Group Class A...       2,017          69,647
  +  First Acceptance..............       1,845           7,786
  +  First Mercury Financial.......       1,495          36,478
     Flagstone Reinsurance
      Holdings....................        1,510          20,989
  +  FPIC Insurance Group..........       1,264          54,327
  +  Greenlight Capital Class A....       1,010          20,998
  +  Hallmark Financial Services...         875          13,878
     Harleysville Group............       2,080          73,590
     Hilb, Rogal & Hamilton........       4,926         199,848
     Horace Mann Educators.........       5,935         112,409
     Independence Holding..........         522           6,603
     Infinity Property & Casualty..       2,620          94,661
     IPC Holdings..................       8,092         233,616
     Kansas City Life Insurance....         712          31,036
     Landamerica Financial Group...       2,171          72,620

                          LVIP Small-Cap Index Fund-14

LVIP SMALL-CAP INDEX FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF        VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     INSURANCE (CONTINUED)
     Max Capital Group.............       7,661    $    214,431
  +  Meadowbrook Insurance Group...       4,048          38,092
     Midland.......................       1,266          81,898
     Montpelier RE Holdings........      14,212         241,746
     National Financial Partners...       5,065         231,015
     National Interstate...........         991          32,802
     National Western Life
      Insurance...................          275          57,027
  +  Navigators Group..............       1,644         106,860
     NYMAGIC.......................         608          14,063
     Odyssey Re Holdings...........       3,593         131,899
     Phoenix Companies.............      14,620         173,539
     Platinum Underwriters
      Holdings....................        8,038         285,831
  +  PMA Capital...................       4,198          34,508
     Presidential Life.............       2,696          47,207
  +  ProAssurance..................       4,411         242,252
  +  Ram Holdings..................       2,000           9,880
     RLI...........................       2,704         153,560
     Safety Insurance Group........       2,203          80,674
  +  Scottish Group................       7,476           5,420
  +  SeaBright Insurance Holdings..       2,780          41,922
     Security Capital Assurance....       3,010          11,709
     Selective Insurance Group.....       7,035         161,735
     State Auto Financial..........       1,641          43,158
     Stewart Information Services..       2,254          58,807
     Tower.........................       2,562          85,571
  +  United America Indemnity Class
      A...........................        3,110          61,951
     United Fire & Casualty........       2,844          82,732
  +  Universal American Financial..       6,624         169,508
  +  Validus Holdings..............       2,274          59,079
     Zenith National Insurance.....       4,876         218,103
                                                   ------------
                                                      6,198,242
                                                   ------------
     INTERNET & CATALOG RETAIL-1.00%
  +  1-800-FLOWERS.com Class A.....       3,982          34,763
  +  Blue Nile.....................       1,813         123,393
     FTD Group.....................       2,062          26,559
  +  Gaiam.........................       2,938          87,200
  +  GSI Commerce..................       2,998          58,461
  +  Mercadolibre..................       2,237         165,270
  +  NetFlix.......................       6,429         171,140
  +  Orbitz Worldwide..............       4,377          37,205
  +  Overstock.com.................       2,033          31,572
  +  PetMed Express................       3,434          41,551
  +  priceline.com.................       5,061         581,305
  +  Shutterfly....................       1,666          42,683
  +  Stamps.com....................       2,881          35,091
  +  Systemax......................       1,597          32,451
  +  ValueVision International.....       3,613          22,726
  +  VistaPrint....................       5,818         249,301
                                                   ------------
                                                      1,740,671
                                                   ------------
     INTERNET SOFTWARE & SERVICES-2.32%
  +  Ariba.........................       9,707         108,233
  +  Art Technology Group..........      20,119          86,914
  +  AsiaInfo Holdings.............       4,603          50,633
  +  Bankrate......................       1,585          76,223
  +  Chordiant Software............       4,616          39,467
  +  CMGI..........................       5,912          77,388
  +  CNET Networks.................      19,692         179,985
  +  comScore......................         939          30,640
  +  Constant Contact..............         954          20,511
  +  Cybersource...................       8,358         148,522
  +  DealerTrack Holdings..........       4,235         141,745
  +  Dice Holdings.................       2,649          21,166
  +  Digital River.................       5,565         184,035
  +  DivX..........................       2,691          37,674
  +  EarthLink.....................      16,233         114,767
  +  Equinix.......................       4,745         479,576
  +  Greenfield Online.............       3,159          46,153
  +  HSW International.............       2,352          14,653
  +  Ibasis........................       4,823          24,742
     Imergent......................       1,437          15,218
  +  Infospace.....................       4,169          78,377
  +  Internap Network Services.....       6,789          56,552
  +  Internet Capital Group........       5,273          61,905
  +  Interwoven....................       6,215          88,377
  +  iPass.........................       8,431          34,230
  +  j2 Global Communications......       6,664         141,077
  +  Keynote Systems...............       1,830          25,712
  +  Knot..........................       3,266          52,060
  +  Liquidity Services............       1,000          12,900
  +  LivePerson....................       4,280          22,855
  +  Loopnet.......................       3,415          47,981
     Marchex.......................       3,808          41,355
  +  Move..........................      12,957          31,745
  +  NIC...........................       5,068          42,774
  +  On2 Technologies..............      11,655          11,888
  +  Online Resources..............       4,079          48,622
  +  Openwave Systems..............      11,523          29,960
  +  Perficient....................       3,693          58,128
  +  RealNetworks..................      13,854          84,371
  +  S1............................       7,640          55,772
  +  SAVVIS........................       3,698         103,211
  +  Sohu.com......................       3,473         189,347
  +  SonicWALL.....................       8,620          92,406
  +  Sourcefire....................         775           6,464
  +  TechTarget....................         722          10,671
  +  Terremark Worldwide...........       5,499          35,744
     TheStreet.com.................       3,439          54,749
  +  Travelzoo.....................         710           9,713
     United Online.................       8,582         101,439
  +  ValueClick....................      12,982         284,305
  +  Vignette......................       3,879          56,672

                          LVIP Small-Cap Index Fund-15

LVIP SMALL-CAP INDEX FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF        VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     INTERNET SOFTWARE & SERVICES (CONTINUED)
  +  Vocus.........................       1,868    $     64,502
  +  Websense......................       5,785          98,229
                                                   ------------
                                                      4,032,338
                                                   ------------
     IT SERVICES-1.52%
  +  BearingPoint..................      24,732          69,992
  +  CACI International............       4,177         187,005
     Cass Information Systems......         715          23,888
  +  CGS Systems International.....       5,877          86,509
  +  CIBER.........................       6,721          41,065
  +  Deltek........................       1,186          18,063
  +  Euronet Worldwide.............       6,022         180,660
  +  ExlService Holdings...........       3,142          72,517
  +  Forrester Research............       2,154          60,355
  +  Gartner Group.................       9,302         163,343
     Gevity HR.....................       3,411          26,231
     Heartland Payment Systems.....       2,051          54,967
  +  iGate.........................       2,335          19,777
     infoUSA.......................       4,466          39,881
     Integral Systems..............       1,144          26,609
  +  Isilon Systems................         512           2,601
  +  Limelight Networks............       2,377          16,378
  +  Lionbridge Technologies.......       8,895          31,577
  +  Mantech International Class
      A...........................        2,365         103,634
     MAXIMUS.......................       2,879         111,158
  +  MPS Group.....................      13,394         146,530
  +  Ness Technologies.............       4,528          41,793
  +  Omniture......................       4,297         143,047
  +  Perot Systems Class A.........      11,813         159,476
  +  RightNow Technologies.........       2,008          31,827
  +  Safeguard Scientifics.........      14,349          25,828
  +  Sapient.......................       9,868          86,937
  +  SI International..............       1,700          46,699
  +  SRA International Class A.....       5,624         165,627
  +  Sykes Enterprises.............       3,906          70,308
     Syntel........................       1,776          68,412
  +  TNS...........................       3,154          55,984
  +  Tyler Technologies............       4,765          61,421
  +  Virtusa.......................         856          14,834
  +  Wright Express................       5,166         183,342
                                                   ------------
                                                      2,638,275
                                                   ------------
     LEISURE EQUIPMENT & PRODUCTS-0.54%
     Artic Cat.....................       1,538          18,364
     Callaway Golf.................       9,245         161,140
  +  JAKKS Pacific.................       3,980          93,968
  +  LeapFrog Enterprises..........       3,758          25,291
     Marine Products...............       1,434          10,052
  +  MarineMax.....................       2,433          37,712
  +  Marvel Entertainment..........       7,340         196,051
     Nautilus......................       4,962          24,066
     Polaris Industries............       4,609         220,172
  +  RC2...........................       2,927          82,161
  +  Smith & Wesson Holding........       4,164          25,400
  +  Steinway Musical Instruments..         840          23,159
  +  Sturm Ruger & Co..............       3,102          25,685
                                                   ------------
                                                        943,221
                                                   ------------
     LIFE SCIENCES TOOLS & SERVICES-1.58%
  +  Affymetrix....................       9,245         213,929
  +  Albany Molecular Research.....       3,215          46,232
  +  Bio-Rad Laboratories Class A..       2,520         261,122
  +  Bruker BioSciences............       9,062         120,525
     Cambrex.......................       3,418          28,643
  +  Dionex........................       2,567         212,702
  +  Enzo Biochem..................       4,099          52,221
  +  eResearch Technology..........       5,521          65,258
  +  Exelixis......................      14,302         123,426
  +  Illumina......................       6,977         413,458
  +  Kendle International..........       1,792          87,665
  +  Luminex.......................       4,915          79,820
     Medivation....................       2,676          38,534
  +  Nektar Therapeutics...........      11,707          78,554
  +  Parexel International.........       3,656         176,585
  +  Pharmanet Development Group...       2,682         105,161
  +  Qiagen........................         921          19,387
  +  TomoTherapy...................       1,213          23,726
  +  Varian........................       4,017         262,310
  +  Ventana Medical Systems.......       3,867         337,318
                                                   ------------
                                                      2,746,576
                                                   ------------
     MACHINERY-3.18%
  +  3D Systems....................       2,520          38,909
  +  A.S.V. .......................       3,177          44,001
  +  Accuride......................       2,517          19,784
     Actuant Class A...............       7,338         249,565
     Albany International..........       3,720         138,012
  +  Altra Holdings................       1,071          17,811
     American Railcar Industries...       1,386          26,681
     American Science &
      Engineering.................        1,305          74,059
     Ampco-Pittsburgh..............       1,170          44,612
  +  Astec Industries..............       2,495          92,789
     Badger Meter..................       1,975          88,776
     Barnes Group..................       6,243         208,454
  +  Basin Water...................         800           6,616
  +  Blount International..........       5,417          66,683
     Briggs & Stratton.............       6,285         142,418
     Bucyrus International Class
      A...........................        4,868         483,830
     Cascade.......................       1,625          75,498
  +  Chart Industries..............       1,944          60,070
     CIRCOR International..........       2,201         102,038
     CLARCOR.......................       6,697         254,285
  +  Columbus McKinnon.............       2,484          81,028
  +  Commercial Vehicle Group......       2,486          36,047
     Dynamic Materials.............       1,759         103,605
  +  EnPro Industries..............       2,628          80,548

                          LVIP Small-Cap Index Fund-16

LVIP SMALL-CAP INDEX FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF        VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     MACHINERY (CONTINUED)
  +  ESCO Technologies.............       3,559    $    142,146
     Federal Signal................       6,199          69,553
  +  Flow International............       4,683          43,646
  +  Force Protection..............       8,645          40,459
     FreightCar America............       1,650          57,750
  +  Gehl..........................       1,450          23,258
     Gorman-Rupp...................       1,610          50,232
     Greenbrier....................       1,938          43,140
     Hardinge......................       1,554          26,076
  +  Hurco Companies...............         651          28,416
  +  Kadant........................       1,841          54,622
     Kaydon........................       3,741         204,034
  +  LB Foster.....................       1,457          75,371
     Lindsay.......................       1,599         113,033
  +  Middleby......................       1,808         138,529
  +  Miller Industries.............       1,128          15,442
     Mueller Industries............       4,836         140,196
     Mueller Water Products Class
      A...........................       15,434         146,932
     NACCO Industries Class A......         684          68,188
     Nordson.......................       4,542         263,253
  +  RBC Bearings..................       2,718         118,124
     Robbins & Myers...............       2,013         152,243
     Sun Hydraulics................       1,617          40,797
  +  Tecumseh Products Class A.....       2,364          55,341
     Tennant.......................       2,279         100,937
     Titan International...........       2,937          91,811
  +  Trimas........................       1,384          14,657
  +  TurboChef Technologies........       2,197          36,251
     Twin Disc.....................         472          33,403
     Valmont Industries............       2,421         215,760
     Wabash National...............       4,367          33,582
     Wabtec........................       6,561         225,961
     Watts Water Technologies......       3,964         118,127
                                                   ------------
                                                      5,517,389
                                                   ------------
     MARINE-0.42%
  +  American Commercial Lines.....       8,138         132,161
     Arlington Tankers.............       1,943          42,999
     Eagle Bulk Shipping...........       6,349         168,565
     Genco Shipping & Trading......       2,243         122,827
     Horizon Lines.................       4,264          79,481
     Nordic American Tanker
      Shipping....................        4,218         138,435
  +  TBS International Class A.....         455          15,042
  +  Ultrapetrol Bahamas...........       1,571          26,723
                                                   ------------
                                                        726,233
                                                   ------------
     MEDIA-1.71%
     Arbitron......................       4,059         168,733
     Belo Class A..................      11,293         196,950
     Carmike Cinemas...............       1,649          11,972
  +  Charter Communications Class
      A...........................       51,469          60,219
     Citadel Broadcasting..........      24,327          50,114
  +  CKX...........................       4,896          58,752
     Courier.......................       1,504          49,647
  +  Cox Radio Class A.............       4,781          58,089
  +  Crown Media Holdings..........       2,096          13,624
  +  Cumulus Media.................       4,188          33,672
  +  DG FastChannel................       2,158          55,331
  +  Dolan Media...................       1,659          48,393
  +  Emmis Communications Class A..       4,156          16,001
     Entercom Communications Class
      A...........................        4,205          57,566
  +  Entravision Communications
      Clasa A.....................        9,603          75,191
  +  Fisher Communications.........         741          28,128
     Gatehouse Media...............       3,200          28,096
  +  Gemstar-TV Guide
      International...............       32,394         154,195
  +  Global Sources................       2,520          71,117
     Gray Television...............       5,108          40,966
  +  Harris Interactive............       8,805          37,509
     Interactive Data..............       4,824         159,240
     Journal Communications Class
      A...........................        5,938          53,086
  +  Knology.......................       3,267          41,752
  +  Lakes Entertainment...........       2,504          17,353
     Lee Enterprises...............       6,279          91,987
  +  Lin TV Class A................       3,684          44,834
  +  Live Nation...................       8,470         122,984
  +  Lodgenet Entertainment........       2,871          50,070
  +  Martha Stewart Living Class
      A...........................        3,354          31,092
     Media General Class A.........       3,102          65,918
  +  Mediacom Communications.......       7,435          34,127
  +  Morningstar...................       1,646         127,977
     National CineMedia............       5,647         142,361
  +  Nexstar Broadcasting Group....       1,239          11,324
  +  Playboy Enterprises...........       3,957          36,088
  +  PRIMEDIA......................       6,160          52,360
  +  Radio One Class D.............      10,571          25,053
  +  RCN...........................       3,383          52,741
  +  Salem Communications Holding
      Class A.....................          600           3,954
  +  Scholastic....................       4,554         158,889
     Sinclair Broadcasting Group
      Class A.....................        6,238          51,214
  +  Spanish Broadcasting Systems
      Class A.....................        4,570           8,455
  +  Sun-Times Media Group.........       9,300          20,460
  +  Tivo..........................      13,536         112,890
  +  Valassis Communications.......       6,586          76,990
     Value Line....................         130           5,234
     Westwood One..................      10,046          19,992
     World Wrestling
      Entertainment...............        2,611          38,538
                                                   ------------
                                                      2,971,228
                                                   ------------
     METALS & MINING-1.74%
     AM Castle & Co................       2,001          54,407
     AMCOL International...........       3,527         127,078
  +  Apex Silver Mines.............       7,436         113,325
  +  Brush Engineered Materials....       2,700         100,440
  +  Century Aluminum..............       3,834         206,806
  +  Claymont Steel Holdings.......         932          21,762
  +  Coeur d'Alene Mines...........      62,170         307,120

                          LVIP Small-Cap Index Fund-17

LVIP SMALL-CAP INDEX FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF        VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     METALS & MINING (CONTINUED)
     Compass Minerals
      International...............        4,309    $    176,669
  +  Esmark........................       1,456          20,573
  +  General Moly..................       7,125          83,149
     Gibraltar Industries..........       3,699          57,039
  +  Haynes International..........       1,476         102,582
  +  Hecla Mining..................      15,287         142,933
  +  Horsehead Holding.............         931          15,799
     Kaiser Aluminum...............       1,915         152,204
     Metal Management..............       3,503         159,492
  +  Northwest Pipe................       1,042          40,784
     Olympic Steel.................       1,451          46,011
     Quanex........................       5,006         259,811
     Royal Gold....................       3,241          98,915
  +  RTI International Metals......       2,972         204,860
     Schnitzer Steel Industries
      Class A.....................        2,921         201,929
  +  Stillwater Mining.............       4,910          47,431
  +  Universal Stainless & Alloy...         774          27,531
  +  Uranium Resources.............       6,572          82,019
  +  US Gold.......................       5,370          15,895
     Worthington Industries........       9,007         161,045
                                                   ------------
                                                      3,027,609
                                                   ------------
     MULTILINE RETAIL-0.10%
  +  99 Cents Only Stores..........       5,638          44,878
     Bon-Ton Stores................       1,211          11,492
  +  Conn's........................       1,402          23,988
     Fred's........................       5,393          51,936
  +  Retail Ventures...............       3,471          17,667
     Tuesday Morning...............       4,918          24,934
                                                   ------------
                                                        174,895
                                                   ------------
     MULTI-UTILITIES & UNREGULATED POWER-0.45%
  +  Aquila........................      50,099         186,869
     Avista........................       6,964         150,005
     CH Energy Group...............       2,057          91,619
     NorthWestern..................       4,747         140,037
     PNM Resources.................       9,983         214,134
                                                   ------------
                                                        782,664
                                                   ------------
     OIL, GAS & CONSUMABLE FUELS-3.85%
     Alon USA Energy...............       1,640          44,575
  +  Alpha Natural Resources.......       8,861         287,804
     APCO Argentina................       1,144          31,483
  +  Arena Resources...............       4,048         168,842
     Atlas America.................       3,044         180,144
  +  ATP Oil & Gas.................       2,881         145,606
  +  Aventine Renewable Energy.....       4,479          57,152
     Berry Petroleum Class A.......       5,191         230,740
  +  Bill Barrett..................       4,191         175,477
  +  Bois d'Arc Energy.............       2,641          52,424
  +  BPZ Energy....................       8,221          91,911
  +  Brigham Exploration...........       7,852          59,047
  +  Callon Petroleum..............       2,350          38,658
  +  Carrizo Oil & Gas.............       3,327         182,153
  +  Clayton Williams Energy.......         966          30,101
  +  Comstock Resources............       6,014         204,476
  +  Concho Resources..............       3,330          68,631
  +  Contango Oil & Gas............       1,647          83,816
     Crosstex Energy...............       4,997         186,088
     Delek US Holdings.............       1,467          29,677
  +  Delta Petroleum...............       9,116         171,837
     Double Hull Tankers...........       3,126          38,262
  +  Edge Petroleum................       4,342          25,748
  +  Encore Acquisition............       6,811         227,283
  +  Energy Partners...............       4,242          50,098
  +  Evergreen Energy..............      12,025          26,816
  +  Exco Resources................       8,425         130,419
  +  FX Energy.....................       3,687          20,942
     General Maritime..............       3,619          88,485
  +  Geoglobal Resources...........       4,379          21,676
  +  GeoMet........................       1,353           7,036
  +  GMX Resources.................       1,510          48,743
     Golar LNG.....................       4,396          97,240
  +  Goodrich Petroleum............       2,066          46,733
  +  Grey Wolf.....................      23,184         123,571
  +  Gulfport Energy...............       2,814          51,384
  +  Harvest Natural Resources.....       4,896          61,200
  +  International Coal Group......      15,579          83,503
     Kayne Anderson Energy
      Development.................        1,166          26,713
     Knightsbridge Tankers.........       2,151          51,947
  +  Mariner Energy................      11,733         268,451
     Markwest Hydrocarbon..........         923          57,826
  +  McMoRan Exploration...........       3,733          48,865
  +  Meridian Resource.............      10,872          19,678
     NGP Capital Resources.........       2,178          34,042
  +  Oilsands Quest................      17,329          70,702
  +  Pacific Ethanol...............       4,198          34,466
  +  Parallel Petroleum............       4,851          85,523
     Penn Virginia.................       4,819         210,253
  +  PetroHawk Energy..............      22,697         392,884
  +  Petroleum Development.........       1,918         113,411
  +  Petroquest Energy.............       5,492          78,536
  +  Rentech.......................      20,396          36,917
  +  Rosetta Resources.............       6,809         135,022
     Ship Finance International....       3,988         110,507
  +  Stone Energy..................       3,716         174,318
  +  Swift Energy..................       4,064         179,263
  +  Toreador Resources............       2,447          17,105
  +  TXCO Resources................       4,761          57,418
  +  US BioEnergy..................         608           7,120
  +  USEC..........................      14,652         131,868
  +  Vaalco Energy.................       8,292          38,558
  +  Venoco........................       1,676          33,403
  +  VeraSun Energy................       4,140          63,259
  +  Warren Resources..............       7,489         105,820

                          LVIP Small-Cap Index Fund-18

LVIP SMALL-CAP INDEX FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF        VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     OIL, GAS & CONSUMABLE FUELS (CONTINUED)
  +  Whiting Petroleum.............       5,497    $    316,956
     World Fuel Services...........       3,729         108,253
                                                   ------------
                                                      6,678,865
                                                   ------------
     PAPER & FOREST PRODUCTS-0.33%
     AbitibiBowater................       7,129         146,928
  +  Buckeye Technologies..........       5,423          67,788
     Deltic Timber.................       1,322          68,070
     Glatfelter....................       6,183          94,661
  +  Mercer International SBI......       4,495          35,196
     Neenah Paper..................       2,132          62,148
     Schweitzer-Mauduit
      International...............        1,888          48,918
     Wausau Paper..................       5,603          50,371
                                                   ------------
                                                        574,080
                                                   ------------
     PERSONAL PRODUCTS-0.33%
  +  American Oriental
      Bioengineering..............        6,507          72,098
  +  Chattem.......................       2,215         167,322
  +  Elizabeth Arden...............       3,323          67,623
     Inter Parfums.................         957          17,197
     Mannatech.....................       2,245          14,188
  +  Medifast......................       1,200           5,820
     Nu Skin Enterprises Class A...       6,509         106,943
  +  Prestige Brands Holdings......       3,886          29,067
  +  Revlon........................      28,012          33,054
  +  Synutra International.........         375          11,325
  +  Tiens Biotech Group (USA).....         207             484
  +  USANA Health Sciences.........       1,452          53,840
                                                   ------------
                                                        578,961
                                                   ------------
     PHARMACEUTICALS-1.84%
  +  Adams Respiratory
      Therapeutics................        4,676         279,343
  +  Adolor........................       5,100          23,460
  +  Akorn.........................       7,878          57,825
  +  Alexza Pharmaceuticals........       2,367          19,149
     Alpharma Class A..............       5,380         108,407
  +  Amicus Therapeutics...........         937          10,073
  +  Auxilium Pharmaceuticals......       3,899         116,931
  +  Beijing Med-Pharm.............       3,107          34,115
  +  Bentley Pharmaceuticals.......       2,297          34,662
  +  Biodel........................         470          10,918
  +  BioMimetic Therapeutics.......       1,251          21,730
  +  Bradley Pharmaceuticals.......       2,050          40,385
  +  Cadence Pharmaceuticals.......       1,638          24,341
  +  Caraco Pharmaceutical
      Laboratories................          832          14,269
  +  Cypress Bioscience............       5,203          57,389
  +  Discovery Laboratories........       9,865          21,210
  +  DURECT........................       8,028          51,620
  +  Javelin Pharmaceuticals.......       4,958          18,543
  +  Jazz Pharmaceuticals..........       1,141          16,773
  +  KV Pharmaceutical Class A.....       4,546         129,743
  +  Medicines.....................       6,485         124,253
     Medicis Pharmaceutical Class
      A...........................        7,530         195,553
  +  MGI PHARMA....................      10,705         433,873
  +  Nastech Pharmaceutical........       4,122          15,664
  +  Noven Pharmaceuticals.........       3,208          44,527
  +  Obagi Medical Products........         927          16,955
  +  Pain Therapeutics.............       5,812          61,607
  +  Par Pharmaceuticals...........       4,414         105,936
  +  Penwest Pharmaceuticals.......       3,196          18,697
     Perrigo.......................      10,116         354,160
  +  PharMerica....................       4,022          55,825
  +  POZEN.........................       3,806          45,672
  +  Salix Pharmaceuticals.........       6,618          52,150
  +  Santarus......................       6,901          18,978
  +  Sciele Pharma.................       4,362          89,203
  +  Sirtris Pharmaceticals........       1,099          15,045
  +  Somaxon Pharmaceutic..........         650           3,387
  +  SuperGen......................       7,337          26,780
  +  Syntha Pharmaceuticals........         506           3,390
     Valeant Pharmaceuticals
      International...............       12,076         144,550
  +  Viropharma....................       8,978          71,285
  +  Vivus.........................       6,806          35,255
  +  XenoPort......................       2,944         164,511
                                                   ------------
                                                      3,188,142
                                                   ------------
     REAL ESTATE INVESTMENT TRUSTS-5.63%
     Acadia Realty Trust...........       4,065         104,105
     Agree Realty..................       1,237          37,234
     Alesco Financial..............       6,970          22,862
  +  Alexander's...................         277          97,850
     Alexandria Real Estate
      Equities....................        4,272         434,334
     American Campus Communities...       3,742         100,473
     American Financial Realty
      Trust.......................       16,646         133,501
     Anthracite Capital............       7,963          57,652
     Anworth Mortgage Asset........       4,939          40,796
     Arbor Realty Trust............       1,693          27,274
     Ashford Hospitality Trust.....      13,881          99,804
     Associated Estates Realty.....       1,834          17,313
     BioMed Realty Trust...........       8,580         198,799
     BRT Realty Trust..............         819          12,531
     Capital Lease Funding.........       5,468          46,041
     Capital Trust.................       1,775          54,404
     CBRE Realty Finance...........       3,045          16,260
     Cedar Shopping Centers........       6,180          63,221
     Chimera Investment............       4,395          78,583
     Corporate Office Properties
      Trust.......................        5,075         159,863
     Cousins Properties............       5,263         116,312
     Crystal River Capital.........       3,155          45,558
     DCT Industrial Trust..........      21,785         202,818
     Deerfield Capital.............       6,074          48,592
     DiamondRock Hospitality.......      12,749         190,980
     Digital Realty Trust..........       7,579         290,806
     DuPont Fabros Technology......       4,614          90,434
     EastGroup Properties..........       3,240         135,594
     Education Realty Trust........       3,761          42,274

                          LVIP Small-Cap Index Fund-19

LVIP SMALL-CAP INDEX FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF        VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
     Entertainment Properties
      Trust.......................        3,801    $    178,647
     Equity Lifestyle Properties...       2,668         121,848
     Equity One....................       4,778         110,037
     Extra Space Storage...........       8,159         116,592
     FelCor Lodging Trust..........       7,926         123,566
     First Industrial Realty
      Trust.......................        5,856         202,618
     First Potomac Realty Trust....       3,087          53,374
     Franklin Street Properties....       7,431         109,979
     Friedman Billings Ramsey Group
      Class A.....................       20,403          64,065
     Getty Realty..................       2,459          65,606
     Glimcher Realty Trust.........       5,017          71,693
     GMH Communities Trust.........       4,647          25,651
     Gramercy Capital..............       3,119          75,823
     Healthcare Realty Trust.......       6,354         161,328
     Hersha Hospitality Trust......       4,697          44,622
     Highwoods Properties..........       7,379         216,795
  +  Hilltop Holdings..............       6,663          72,760
     Home Properties...............       4,411         197,833
     IMPAC Mortgage Holdings.......       9,375           5,156
     Inland Real Estate............       8,749         123,886
     Investors Real Estate Trust...       5,770          51,757
     JER Investors Trust...........       2,824          30,414
     Kite Realty Group Trust.......       2,766          42,237
     LaSalle Hotel Properties......       5,174         165,051
     Lexington Reality Trust.......       8,847         128,635
     LTC Properties................       3,316          83,066
     Luminent Mortgage Capital.....       7,456           5,741
     Maguire Properties............       4,941         145,611
     Medical Properties Trust......       6,637          67,631
     MFA Mortgage Investments......      14,257         131,877
     Mid-America Apartment
      Communities.................        3,307         141,374
     Mission West Properties.......       2,290          21,778
     National Health Investors.....       2,955          82,445
     National Retail Properties....       9,654         225,711
     Nationwide Health Properties..      11,651         365,841
     Newcastle Investment..........       5,333          69,116
     NorthStar Realty Finance......       8,147          72,671
     NovaStar Financial............       1,503           4,344
     Omega Healthcare Investors....       9,175         147,259
     Parkway Properties............       2,162          79,951
     Pennsylvania Real Estate
      Investment Trust............        4,121         122,311
     Post Properties...............       5,709         200,500
     Potlatch......................       5,263         233,888
     PS Business Parks.............       2,182         114,664
     Quadra Realty Trust...........       1,972          15,855
     RAIT Investment Trust.........       8,195          70,641
     Ramco-Gershenson Properties...       2,199          46,993
     Realty Income.................      13,153         355,394
     Redwood Trust.................       2,925         100,152
     Resource Capital..............       2,293          21,348
     Saul Centers..................       1,503          80,305
     Senior Housing Properties
      Trust.......................       11,263         255,445
     Sovran Self Storage...........       2,608         104,581
     Strategic Hotel & Resorts.....       9,726         162,716
     Sun Communities...............       2,326          49,009
     Sunstone Hotel Investors......       8,045         147,143
     Tanger Factory Outlet
      Centers.....................        3,967         149,596
     Universal Health Realty Income
      Trust.......................        1,708          60,532
     Urstadt Biddle Properties.....       2,642          40,951
     U-Store-IT Trust..............       6,206          56,847
     Washington Real Estate
      Investment Trust............        5,888         184,942
     Winthrop Reality Trust........       5,629          29,777
                                                   ------------
                                                      9,774,247
                                                   ------------
     REAL ESTATE MANAGEMENT & DEVELOPMENT-0.11%
     Consolidated-Tomoka Land......         692          43,375
     Grubb & Ellis.................       1,843          11,814
  +  HFF Class A...................       1,834          14,195
  +  Meruelo Maddux Properties.....       5,948          23,792
  +  Stratus Properties............         378          12,829
  +  Tejon Ranch...................       1,262          51,552
     Thomas Properties Group.......       2,452          26,433
                                                   ------------
                                                        183,990
                                                   ------------
     ROAD & RAIL-0.54%
  +  Amerco........................       1,369          89,916
     Arkansas Best.................       2,955          64,833
  +  Celadon Group.................       3,577          32,765
  +  Dollar Thrifty Automotive
      Group.......................        3,140          74,355
  +  Genesee & Wyoming Class A.....       5,135         124,112
     Heartland Express.............       7,748         109,867
     Knight Transportation.........       7,822         115,844
  +  Marten Transport..............       2,189          30,537
  +  Old Dominion Freight Line.....       4,036          93,272
  +  Patriot Transportation
      Holding.....................          100           9,223
  +  RSC Holdings..................       2,882          36,169
  +  Saia..........................       1,949          25,922
  +  Universal Truckload Services..         905          17,340
     Werner Enterprises............       6,243         106,318
                                                   ------------
                                                        930,473
                                                   ------------
     SEMICONDUCTORS & SEMICONDUCTOR
      EQUIPMENT-3.71%
  +  Actel.........................       3,649          49,845
  +  Advanced Analogic Technology..       5,489          61,916
  +  Advanced Energy Industries....       4,317          56,466
  +  AMIS Holdings.................       9,308          93,266
  +  Amkor Technology..............      13,291         113,372
  +  Anadigics.....................       7,387          85,468
  +  Applied Micro Circuits........       9,366          81,859
  +  Asyst Technologies............       6,638          21,640
  +  Atheros Communications........       7,466         228,012
  +  ATMI..........................       4,601         148,382
  +  AuthenTec.....................       1,456          21,156
  +  Axcelis Technologies..........      13,306          61,208

                          LVIP Small-Cap Index Fund-20

LVIP SMALL-CAP INDEX FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF        VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
  +  Brooks Automation.............       9,974    $    131,757
  +  Cabot Microelectronics........       3,144         112,901
  +  Cavium Networks...............         697          16,045
  +  Cirrus Logic..................      10,696          56,475
     Cohu..........................       3,278          50,153
  +  Conexant Systems..............      61,720          51,228
  +  Credence Systems..............      14,448          34,964
  +  Cymer.........................       4,837         188,304
  +  Data Domain...................       1,267          33,373
  +  Diodes........................       3,948         118,716
  +  DSP Group.....................       3,768          45,970
  +  Eagle Test System.............       1,215          15,528
  +  Entegris......................      17,788         153,510
  +  Exar..........................       6,413          51,112
  +  FEI...........................       5,497         136,491
  +  FormFactor....................       6,419         212,469
  +  Genesis Microchip.............       5,153          44,161
  +  Hittite Microwave.............       2,269         108,367
  +  Intevac.......................       3,082          44,812
  +  IXYS..........................       4,155          33,323
  +  Kulicke & Soffa Industries....       7,733          53,048
  +  Lattice Semiconductor.........      15,294          49,706
  +  LTX...........................       9,612          30,566
  +  Mattson Technology............       7,579          64,876
     Micrel........................       7,339          62,015
  +  Microsemi.....................      10,243         226,780
  +  Microtune.....................       9,022          58,914
  +  Mindspeed Technologies........      11,900          14,518
  +  MIPS Technologies.............       5,638          27,964
  +  MKS Instruments...............       6,912         132,296
  +  Monolithic Power Systems......       3,314          71,152
  +  Netezza.......................       1,658          22,880
  +  Netlogic Microsystems.........       2,308          74,318
  +  OmniVision Technologies.......       6,955         108,846
  +  ON Semiconductor..............      32,467         288,306
  +  PDF Solutions.................       2,929          26,390
  +  Pericom Semiconductor.........       3,401          63,599
  +  Photronics....................       4,991          62,238
  +  PLX Technology................       4,408          40,994
  +  PMC-Sierra....................      28,765         188,123
  +  RF Micro Devices..............      35,157         200,746
  +  Rudolph Technologies..........       3,712          42,020
  +  Semitool......................       3,133          27,194
  +  Semtech.......................       9,452         146,695
  +  Sigma Designs.................       3,786         208,987
  +  Silicon Image.................      11,075          50,059
  +  Silicon Storage Technology....      12,364          36,968
  +  SiRF Technology Holdings......       7,197         180,861
  +  Skyworks Solutions............      21,670         184,195
  +  Spansion......................      11,398          44,794
  +  Standard Microsystems.........       3,030         118,382
  +  STEC..........................       3,774          32,985
  +  Supertex......................       1,591          49,782
  +  Techwell......................       1,318          14,511
  +  Tessera Technologies..........       6,455         268,528
  +  Trident Microsystems..........       7,289          47,816
  +  TriQuint Semiconductor........      19,749         130,936
  +  Ultra Clean Holdings..........       2,213          26,999
  +  Ultratech.....................       4,002          45,383
  +  Veeco Instruments.............       3,872          64,662
  +  Volterra Semiconductor........       2,904          32,031
  +  Zoran.........................       6,786         152,753
                                                   ------------
                                                      6,437,065
                                                   ------------
     SOFTWARE-3.96%
  +  ACI Worldwide.................       4,916          93,601
  +  Actuate.......................       8,718          67,739
  +  Advent Software...............       2,458         132,978
  +  Ansoft........................       2,201          56,896
  +  ANSYS.........................      10,379         430,314
  +  Aspen Technology..............      11,497         186,481
     Blackbaud.....................       5,767         161,707
  +  Blackboard....................       3,620         145,705
  +  BladeLogic....................         937          27,707
  +  Borland Software..............       9,433          28,393
  +  Bottomline Technologies.......       3,577          50,078
  +  Commvault Systems.............       4,767         100,965
  +  Concur Technologies...........       5,406         195,751
  +  Double-Take Software..........       1,281          27,823
  +  Epicor Software...............       7,387          87,019
  +  EPIQ Systems..................       3,248          56,548
  +  eSpeed........................       3,623          40,940
  +  FalconStor Software...........       4,536          51,075
  +  Glu Mobile....................         694           3,623
     Henry (Jack) & Associates.....      10,294         250,556
  +  i2 Technologies...............       2,230          28,098
  +  Informatica...................      11,866         213,825
  +  Interactive Intelligence......       1,519          40,026
  +  Intervoice....................       5,072          40,525
  +  JDA Software Group............       3,324          68,009
  +  Lawson Software...............      16,364         167,567
  +  Macrovision...................       6,849         125,542
  +  Magma Design Automation.......       5,700          69,597
  +  Manhattan Associates..........       3,474          91,575
  +  Mentor Graphics...............      12,134         130,805
  +  MICROS Systems................       5,244         367,920
  +  MicroStrategy.................       1,221         116,117
  +  Midway Games..................       3,820          10,543
  +  Monotype Imaging Holdings.....       1,802          27,336
  +  MSC.Software..................       5,528          71,809
  +  Net 1 UEPS Technologies.......       5,545         162,801
  +  Nuance Communications.........      18,955         354,080
  +  OpenTV........................      10,925          14,421
  +  Parametric Technology.........      14,817         264,484
     Pegasystems...................       1,624          19,374
  +  Progress Software.............       5,408         182,141

                          LVIP Small-Cap Index Fund-21

LVIP SMALL-CAP INDEX FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF        VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     SOFTWARE (CONTINUED)
  +  PROS Holdings.................       1,384    $     27,154
     QAD...........................       2,122          19,819
     Quality Systems...............       2,371          72,292
  +  Quest Software................       8,529         157,275
  +  Radiant Systems...............       3,739          64,423
     Renaissance Learning..........       1,010          14,140
  +  Secure Computing..............       7,165          68,784
  +  Smith Micro Software..........       3,535          29,941
  +  Solera Holdings...............       3,301          81,799
  +  Sonic Solutions...............       2,921          30,349
  +  SourceForge...................      10,434          25,563
  +  SPSS..........................       2,599          93,330
  +  Super Micro Computer..........       1,038           7,961
  +  Sybase........................      12,270         320,125
  +  Synchronoss Technolgies.......       2,539          89,982
  +  Take-Two Interactive
      Software....................        9,904         182,729
  +  THQ...........................       9,025         254,415
  +  TIBCO Software................      26,827         216,494
  +  Ultimate Software Group.......       3,303         103,945
  +  Unica.........................       1,144          10,582
  +  Vasco Data Security
      International...............        3,783         105,621
  +  Visual Sciences...............       2,144          39,621
  +  Wind River Systems............      10,251          91,541
                                                   ------------
                                                      6,870,379
                                                   ------------
     SPECIALTY RETAIL-2.43%
     Aaron Rents...................       6,321         121,616
  +  AC Moore Arts & Crafts........       2,602          35,778
  +  Aeropostale...................       9,963         264,020
  +  America's Car-Mart............       1,100          13,805
     Asbury Automotive Group.......       3,613          54,376
     Bebe Stores...................       3,769          48,469
     Big 5 Sporting Goods..........       3,121          45,005
     Blockbuster Class A...........      24,762          96,572
     Books-A-Million...............       2,429          28,954
     Borders Group.................       8,179          87,106
     Buckle........................       1,648          54,384
  +  Build-A-Bear Workshop.........       2,089          29,142
  +  Cabela's......................       5,187          78,168
  +  Cache.........................       2,435          22,743
  +  Casual Male Retail Group......       4,696          24,325
     Cato Class A..................       3,979          62,311
  +  Charlotte Russe Holding.......       3,040          49,096
  +  Charming Shoppes..............      16,043          86,793
  +  Children's Place..............       2,842          73,693
     Christopher & Banks...........       4,554          52,143
  +  Citi Trends...................       1,636          25,260
  +  Collective Brands.............       8,483         147,519
  +  CSK Auto......................       5,483          27,470
  +  Dress Barn....................       6,163          77,099
  +  DSW Class A...................       2,265          42,491
  +  Eddie Bauer Holdings..........       3,819          24,251
  +  FGX International Holdings....       1,582          18,747
     Finish Line Class A...........       5,744          13,900
  +  Genesco.......................       2,862         108,184
     Group 1 Automotive............       3,138          74,528
  +  Gymboree......................       4,279         130,338
     Haverty Furniture.............       2,520          22,655
  +  hhgregg.......................       1,640          22,566
  +  Hibbett Sports................       4,422          88,352
  +  HOT Topic.....................       5,867          34,146
  +  J Crew Group..................       5,251         253,151
  +  Jo-Ann Stores.................       3,293          43,072
  +  Jos. A. Bank Clothiers........       2,396          68,166
     Lithia Motors.................       2,138          29,355
     Men's Wearhouse...............       7,034         189,777
  +  Midas.........................       2,231          32,706
     Monro Muffler.................       2,415          47,068
  +  New York & Co. ...............       2,643          16,862
  +  Pacific Sunwear of
      California..................        8,999         126,976
     PEP Boys-Manny Moe & Jack.....       5,574          63,990
  +  Pier 1 Imports................      10,417          54,481
  +  Rent-A-Center.................       9,272         134,629
  +  Restoration Hardware..........       3,200          21,024
  +  Sally Beauty Holdings.........      11,839         107,143
  +  Select Comfort................       6,878          48,215
  +  Shoe Carnival.................       1,431          20,191
     Sonic Automotive..............       4,290          83,054
     Stage Stores..................       5,937          87,868
     Stein Mart....................       4,202          19,917
     Syms..........................         426           6,433
     Talbots.......................       2,610          30,850
  +  Tween Brands..................       4,053         107,323
  +  Ulta Salon Cosmetics &
      Fragrance...................        1,726          29,601
  +  Warnaco Group.................       5,994         208,591
  +  West Marine...................       1,951          17,520
  +  Wet Seal......................      11,696          27,252
  +  Zale..........................       6,662         106,992
  +  Zumiez........................       2,098          51,107
                                                   ------------
                                                      4,219,319
                                                   ------------
     TEXTILES, APPAREL & LUXURY GOODS-1.33%
     Brown Shoe....................       5,483          83,177
  +  Carter's......................       7,952         153,871
     Cherokee......................       1,120          36,142
     Columbia Sportswear...........       1,829          80,641
  +  Deckers Outdoor...............       1,732         268,563
  +  Fossil........................       5,698         239,202
  +  G-III Apparel Group...........       1,517          22,406
  +  Heelys........................       1,132           7,879
  +  Iconix Brand Group............       6,372         125,274
     K Swiss.......................       3,485          63,079
     Kellwood......................       3,170          52,749
     Kenneth Cole Productions Class
      A...........................        1,306          22,842
  +  lululemon athletica...........       2,510         118,899
  +  Madden (Steven)...............       2,780          55,600

                          LVIP Small-Cap Index Fund-22

LVIP SMALL-CAP INDEX FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF        VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     TEXTILES, APPAREL & LUXURY GOODS (CONTINUED)
  +  Maidenform Brands.............       2,533    $     34,271
     Movado Group..................       2,350          59,432
     Oxford Industries.............       1,810          46,644
  +  Perry Ellis International.....       1,762          27,100
  +  Quiksilver....................      16,754         143,749
  +  Skechers U.S.A. Class A.......       2,355          45,946
  +  Timberland....................       6,293         113,777
  +  True Religion Apparel.........       2,180          46,543
  +  Under Armour Class A..........       3,139         137,080
     UniFirst......................       1,804          68,552
  +  Volcom........................       2,001          44,082
     Weyco Group...................       1,420          39,050
     Wolverine World Wide..........       6,940         170,169
     Xerium Technologies...........       1,916           9,963
                                                   ------------
                                                      2,316,682
                                                   ------------
     THRIFT & MORTGAGE FINANCE-1.25%
     Anchor Bancorp Wisconsin......       2,848          66,985
     Bank Mutual...................       7,683          81,209
     BankAtlantic Bancorp Class A..       6,893          28,261
     BankUnited Financial Class A..       4,466          30,815
     Berkshire Hills Bancorp.......         917          23,842
     Brookline Bancorp.............       8,589          87,264
     Centerline Holding............       7,030          53,569
     City Bank.....................       1,895          42,486
  +  Clayton Holdings..............       1,447           7,481
     Clifton Savings Bancorp.......       1,341          13,142
     Corus Bankshares..............       5,048          53,862
     Dime Community Bancshares.....       3,952          50,467
  +  Doral Financial...............         490           8,840
     Downey Financial..............       2,754          85,677
     Federal Agricutural Mortgage
      Class C.....................        1,534          40,375
     First Busey Class A...........       3,641          72,310
     First Financial Holdings......       1,340          36,743
     First Niagara Financial
      Group.......................       14,341         172,665
     First Place Financial.........       2,549          35,661
  +  FirstFed Financial............       2,154          77,156
     Flagstar Bancorp..............       5,573          38,844
     Flushing Financial............       3,059          49,097
  +  Franklin Bank.................       3,240          13,964
     Fremont General...............       8,369          29,292
     Kearny Financial..............       2,577          30,692
     KNBT Bancorp..................       3,917          60,400
     NASB Financial................         314           8,283
     NewAlliance Bancshares........      14,908         171,739
  +  NexCen Brands.................       5,278          25,546
     Northwest Bancorp.............       2,496          66,319
  +  Ocwen Financial...............       4,779          26,476
  +  Oritani Financial.............       1,274          15,670
     PFF Bancorp...................       3,218          38,745
     Provident Financial Services..       8,581         123,738
     Provident New York Bancorp....       5,946          76,822
     Rockville Financial...........         879          10,724
     Roma Financial................       1,435          22,515
     TierOne.......................       2,482          54,976
  +  Triad Guaranty................       1,465          14,357
     Trustco Bank..................       9,875          97,960
     United Community Financial....       3,890          21,473
     ViewPoint Financial...........       1,600          26,448
     W Holding.....................      13,294          16,086
  +  Wauwatosa Holdings............       1,430          18,333
     Westfield Financial...........         681           6,606
     WSFS Financial................         835          41,917
                                                   ------------
                                                      2,175,832
                                                   ------------
     TOBACCO-0.18%
  +  Alliance One International....      12,271          49,943
     Universal.....................       3,476         178,041
     Vector Group..................       4,287          85,997
                                                   ------------
                                                        313,981
                                                   ------------
     TRADING COMPANY & DISTRIBUTORS-0.66%
     Applied Industrial
      Technologies................        5,728         166,227
  +  Beacon Roofing Supply.........       5,848          49,240
     Bluelinx Holdings.............       1,746           6,862
     Electro Rent..................       2,082          30,918
  +  H&E Equipment Services........       2,235          42,197
     Houston Wire & Cable..........       1,975          27,927
  +  Interline Brands..............       3,496          76,597
     Kaman Class A.................       3,289         121,068
     Lawson Products...............         479          18,164
  +  Nuco2.........................       2,334          58,117
  +  Rush Enterprises..............       4,746          86,282
     TAL International.............       1,863          42,421
  +  TransDigm Group...............       1,083          48,919
     UAP Holding...................       6,774         261,475
     Watsco........................       3,066         112,706
                                                   ------------
                                                      1,149,120
                                                   ------------

     WATER UTILITIES-0.21%
     American States Water.........       2,106          79,354
  +  Cadiz.........................       1,104          23,184
     California Water Service
      Group.......................        2,388          88,404
     Consolidated Water............       1,976          49,775
     SJW...........................       2,134          73,986
     Southwest Water...............       3,591          44,959
                                                   ------------
                                                        359,662
                                                   ------------
     WIRELESS TELECOMMUNICATION SERVICES-0.31%
  +  Aruba Networks................         743          11,078
  +  Centennial Communications.....       2,677          24,869
  +  FiberTower....................      14,990          34,177
  +  Harris Stratex Networks Class
      A...........................        3,360          56,112
  +  ICO Global Communications.....      14,921          47,449
  +  iPCS..........................       2,305          82,957
  +  Nextwave Wireless.............       2,800          15,064
  +  PAETEC Holding................      10,232          99,763

                          LVIP Small-Cap Index Fund-23

LVIP SMALL-CAP INDEX FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF        VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
  +  Rural Cellular Class A........       1,533    $     67,590
  +  Syniverse Holdings............       3,898          60,731
  +  Virgin Mobile USA Class A.....       3,624          32,217
                                                   ------------
                                                        532,007
                                                   ------------
     TOTAL COMMON STOCK
      (COST $186,443,149).........                  169,779,612
                                                   ------------
     AFFILIATED INVESTMENT COMPANY-2.53%
     MONEY MARKET INSTRUMENT-2.53%
     Dreyfus Cash Management Fund..   4,397,000       4,397,000
                                                   ------------
     TOTAL AFFILIATED INVESTMENT
      COMPANY
      (COST $4,397,000)...........                    4,397,000
                                                   ------------






TOTAL VALUE OF SECURITIES-100.31% (COST $190,840,149).........................    174,176,612
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.31%).......................       (534,170)
                                                                                 ------------
NET ASSETS APPLICABLE TO 9,093,089 SHARES OUTSTANDING-100.00%.................   $173,642,442
                                                                                 ============
NET ASSET VALUE-LVIP SMALL-CAP INDEX FUND STANDARD CLASS ($166,199,060 /
  8,703,179 SHARES)...........................................................        $19.096
                                                                                      =======
NET ASSET VALUE-LVIP SMALL-CAP INDEX FUND SERVICE CLASS ($7,443,382 / 389,910
  SHARES).....................................................................        $19.090
                                                                                      =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par)................   $175,375,016
Undistributed net investment income...........................................        355,454
Accumulated net realized gain on investments..................................     14,556,426
Net unrealized depreciation of investments....................................    (16,644,454)
                                                                                 ------------
Total net assets..............................................................   $173,642,442
                                                                                 ============




----------

+ Non-income producing security for the year ended December 31, 2007.

 Considered an affiliated company. See Note 2 in "Notes to Financial
 Statements."

The following financial futures contract was outstanding at December 31, 2007:

FINANCIAL FUTURES CONTRACT(1)

     CONTRACT            NOTIONAL         NOTIONAL                               UNREALIZED
      TO BUY               COST             VALUE         EXPIRATION DATE       APPRECIATION
-----------------       ----------       ----------       ---------------       ------------
63 Russell E-mini       $4,845,777       $4,864,860           03/20/08             $19,083


The use of financial futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation is reflected in the Fund's net assets.


(1)See Note 7 in "Notes to Financial Statements."

                             See accompanying notes



                          LVIP Small-Cap Index Fund-24

LVIP SMALL-CAP INDEX FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2007




INVESTMENT INCOME:
Dividends............................   $  1,855,954
Income from affiliated investment
  companies..........................         78,709
Interest.............................          4,304
Securities lending income............        218,587
                                        ------------
                                           2,157,554
                                        ------------
EXPENSES:
Management fees......................        519,177
Custodian fees.......................         80,980
Accounting and administration
 expenses...........................          48,374
Professional fees....................         22,234
Russell 2000 Index fees..............         21,169
Reports and statements to
 shareholders.......................          18,818
Distribution expenses-Service Class..          5,080
Trustees' fees.......................          2,327
Other................................         10,686
                                        ------------
                                             728,845
Less expenses waived.................        (52,713)
                                        ------------
Total operating expenses.............        676,132
                                        ------------
NET INVESTMENT INCOME                      1,481,422
                                        ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
 Investments........................      17,381,422
 Futures contracts..................        (108,754)
                                        ------------
Net realized gain....................     17,272,668
Net change in unrealized
 appreciation/depreciation of
 investments........................     (24,324,322)
                                        ------------
NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS........................      (7,051,654)
                                        ------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS....................    $ (5,570,232)
                                        ============




                             See accompanying notes


LVIP SMALL-CAP INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                          YEAR ENDED
                                   12/31/07       12/31/06
                                 ------------   ------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income (loss)..   $  1,481,422   $   (180,689)
Net realized gain on
 investments.................      17,272,668     10,927,046
Net change in unrealized
 appreciation/depreciation of
 investments.................     (24,324,322)    (1,937,563)
                                 ------------   ------------
Net increase (decrease) in net
 assets resulting from
 operations..................      (5,570,232)     8,808,794
                                 ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class..............      (1,098,144)            --
 Service Class...............         (27,824)            --
                                 ------------   ------------
                                   (1,125,968)            --
                                 ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class..............     127,578,359      6,333,952
 Service Class...............       8,310,567             --
Net asset value of shares
 issued upon reinvestment of
 dividends and distributions:
 Standard Class..............       1,098,144             --
 Service Class...............          27,824             --
                                 ------------   ------------
                                  137,014,894      6,333,952
                                 ------------   ------------
Cost of shares repurchased:
 Standard Class..............     (27,418,975)   (13,986,891)
 Service Class...............        (563,000)            --
                                 ------------   ------------
                                  (27,981,975)   (13,986,891)
                                 ------------   ------------
Increase (decrease) in net
 assets derived from capital
 share transactions..........     109,032,919     (7,652,939)
                                 ------------   ------------
NET INCREASE IN NET ASSETS....    102,336,719      1,155,855
NET ASSETS:
Beginning of year.............     71,305,723     70,149,868
                                 ------------   ------------
End of year (including
 undistributed net investment
 income of $355,454 and $--,
 respectively)...............    $173,642,442   $ 71,305,723
                                 ============   ============




                             See accompanying notes


                          LVIP Small-Cap Index Fund-25

LVIP SMALL-CAP INDEX FUND
FINANCIAL HIGHLIGHTS(1)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     LVIP SMALL-CAP INDEX FUND STANDARD CLASS
                                                                                     YEAR ENDED
                                                12/31/07(2)         12/31/06          12/31/05          12/31/04         12/31/03
                                                ---------------------------------------------------------------------------------
Net asset value, beginning of period.........     $ 18.450           $16.316           $14.573           $13.721          $ 9.778

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(3)..............        0.181            (0.044)           (0.090)           (0.100)          (0.080)
Net realized and unrealized gain on
 investments................................         0.590             2.178             1.833             0.952            4.023
                                                  --------           -------           -------           -------          -------
Total from investment operations.............        0.771             2.134             1.743             0.852            3.943
                                                  --------           -------           -------           -------          -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income........................       (0.125)               --                --                --               --
                                                  --------           -------           -------           -------          -------
Total dividends and distributions............       (0.125)               --                --                --               --
                                                  --------           -------           -------           -------          -------
Net asset value, end of period...............     $ 19.096           $18.450           $16.316           $14.573          $13.721
                                                  ========           =======           =======           =======          =======
Total return(4)..............................        4.18%            13.08%            11.96%             6.21%           40.32%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)......     $166,199           $71,306           $70,150           $67,705          $72,514
Ratio of expenses to average net assets......        0.52%             0.86%             0.85%             0.87%            0.92%
Ratio of expenses to average net assets prior
 to fees waived.............................         0.56%             0.86%             0.85%             0.87%            0.92%
Ratio of net investment income (loss) to
 average net assets.........................         1.13%            (0.25%)           (0.57%)           (0.69%)          (0.74%)
Ratio of net investment income (loss) to
 average net assets prior to fees waived....         1.09%            (0.25%)           (0.57%)           (0.69%)          (0.74%)
Portfolio turnover...........................         119%              222%              133%              125%             112%



----------

(1) Effective April 30, 2007, the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. Small Company Portfolio (the "JPVF Fund"). The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

(2) Commencing April 30, 2007, Mellon Capital Management Corporation replaced Lord, Abbett & Co. LLC as the Fund's sub-advisor.

(3) The average shares outstanding method has been applied for per share information for the years ended December 31, 2007 and 2006.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes



                          LVIP Small-Cap Index Fund-26

LVIP SMALL-CAP INDEX FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout the period were as follows:


                                          LVIP SMALL-CAP INDEX FUND
                                                SERVICE CLASS
                                                  4/30/07(1)
                                                      TO
                                                   12/31/07
                                          -------------------------
Net asset value, beginning of period...            $20.355

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)...............              0.162
Net realized and unrealized loss on
 investments..........................              (1.329)
                                                   -------
Total from investment operations.......             (1.167)
                                                   -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income..................             (0.098)
                                                   -------
Total dividends and distributions......             (0.098)
                                                   -------
Net asset value, end of period.........            $19.090
                                                   =======
Total return(3)........................             (5.73%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000
 omitted).............................             $ 7,443
Ratio of expenses to average net
 assets...............................               0.69%
Ratio of expenses to average net assets
 prior to fees waived.................               0.74%
Ratio of net investment income to
 average net assets...................               1.20%
Ratio of net investment income to
 average net assets prior to fees
 waived...............................               1.15%
Portfolio turnover.....................             119%(4)



----------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Portfolio turnover is representative of the Fund for the entire year.

                             See accompanying notes



                          LVIP Small-Cap Index Fund-27

LVIP SMALL-CAP INDEX FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 31 series. These financial statements and the related notes pertain to the LVIP Small-Cap Index Fund (the "Fund"). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products. The Service Class shares commenced operations on April 30, 2007.

Effective April 30, 2007, pursuant to an Agreement and Plan of Reorganization (the "Reorganization"), the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. Small Company Portfolio (the "JPVF Fund"). The shareholders of the JPVF Fund received shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their shares in the JPVF Fund immediately prior to the Reorganization. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the JPVF Fund as of the date of the Reorganization. For financial reporting purposes the JPVF Fund's operating history prior to the Reorganization is reflected in the Fund's financial statements and financial highlights.

As part of the Reorganization, the shareholders of the JPVF Fund approved a change in investment objective for the Fund. The Fund's investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000(R) Index, which emphasizes stocks of small U.S. companies. Prior to April 30, 2007, the Fund's objective was to achieve growth of capital.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Financial futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust are allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investments Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.


                          LVIP Small-Cap Index Fund-28

LVIP SMALL-CAP INDEX FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $59,466 for the year ended December 31, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Lincoln Investment Advisors Corporation (LIA), formerly Jefferson Pilot Investment Advisory Corporation (JPIA), is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. LIA is a registered investment advisor and subsidiary of Lincoln National Corporation
(LNC). For its services, LIA receives a management fee at an annual rate of 0.32% of average daily net assets of the Fund. Prior to April 30, 2007, LIA received a management fee at an annual rate of 0.75% on the first $100 million of the average daily net assets of the Fund; 0.70% on the next $100 million; 0.65% on the next $300 million; 0.625% on the next $500 million; and 0.60% on average daily net assets in excess of $1 billion.

Effective April 30, 2007, LIA has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund's annual operating expenses (excluding distribution fees) exceed 0.46% of average daily net assets. The agreement will continue at least through April 30, 2008, and renews automatically for one-year terms unless LIA provides written notice of termination to the Fund.

Mellon Capital Management Corporation (the "Sub-Advisor") is responsible for the day-to-day management of the Fund's investment portfolio. For these services, LIA, not the Fund, pays the Sub-Advisor at an annual rate of 0.03% of the first $500 million of the Fund's average daily net assets; and 0.02% of the Fund's average daily net assets over $500 million, subject to annual minimum of $100,000. Prior to April 30, 2007, Lord, Abbett & Co. LLC served as the Fund's sub-advisor under a similar fee structure.

Effective August 31, 2007, Mellon Bank, N.A. (Mellon), an affiliate of the Sub-Advisor, became the Fund's custodian. For the period September 1, 2007 through December 31, 2007, the Fund was charged $4,671 for these services.

Effective October 1, 2007, Mellon provides fund accounting and financial administration services to the Fund. For these services, the Fund pays Mellon a monthly fee based on average net assets, subject to certain minimums. For the period October 1, 2007 through December 31, 2007, the Fund was charged $15,904 for these services.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets. Prior to October 1, 2007, DSC provided fund accounting and financial administration to the Fund for which it received a monthly fee based on average net assets, subject to certain minimums. For the period May 1, 2007 through December 31, 2007, the Fund was charged $25,323 for these services. Prior to May 1, 2007, JPIA (the advisor of the JPVF Fund) paid the fund accounting and financial administration fees.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust was charged $553,000 for the year ended December 31, 2007, which was allocated to the funds based on average net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2007, fees for administrative and support services amounted to $4,268 and $2,878, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2007, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIA..........   $47,881
Fees Payable to DSC.....................       374
Distribution Fees Payable to LFD .......     1,502
Custody Fees Payable to Mellon..........     2,983


The Fund may invest in the Dreyfus Cash Management Fund, an open end management investment company managed by the Sub-Advisor. For the year ended December 31, 2007, the Fund received distributions from the Dreyfus Cash Management Fund of $78,709.

Certain officers and Trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated Trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2007, the Fund made purchases of $259,212,409 and sales of $151,555,152 of investment securities other than short-term investments.

At December 31, 2007, the cost of investments for federal income tax purposes was $191,179,659. At December 31, 2007, net unrealized depreciation was $17,003,047, of which $14,290,791 related to unrealized appreciation of investments and $31,293,838 related to unrealized depreciation of investments.


                          LVIP Small-Cap Index Fund-29

LVIP SMALL-CAP INDEX FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2007 and 2006 was as follows:

                                YEAR ENDED         YEAR ENDED
                                 12/31/07           12/31/06
                                ----------         ----------
Ordinary income..............   $1,125,968             $--




5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest.........   $175,375,016
Undistributed ordinary income.........     13,126,074
Undistributed long-term capital gain..      2,275,196
Post-October Losses...................       (130,797)
Unrealized depreciation of
  investments.........................    (17,003,047)
                                         ------------
Net assets............................   $173,642,442
                                         ============



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market of futures contracts.

Post-October losses represent losses realized on investment transactions from November 1, 2007 through December 31, 2007 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $2,238,657 was utilized in 2007.

6. CAPITAL SHARES
Transactions in capital shares were as follows:

                                YEAR ENDED         YEAR ENDED
                                 12/31/07           12/31/06
                                ----------         ----------
Shares sold:
  Standard Class.............    6,148,797           346,834
  Service Class..............      416,755                --
Shares issued upon
  Reinvestment of
  Dividends and
     distributions:
  Standard Class.............       57,546                --
  Service Class..............        1,458                --
                                ----------          --------
                                 6,624,556           346,834
                                ----------          --------
Shares repurchased:
  Standard Class.............   (1,367,926)         (781,521)
  Service Class..............      (28,303)               --
                                ----------          --------
                                (1,396,229)         (781,521)
                                ----------          --------
Net increase (decrease)......    5,228,327          (434,687)
                                ==========          ========



7. FINANCIAL FUTURES CONTRACTS
The Fund may invest in financial futures contracts in order to manage exposures to changes in market conditions which may be more efficient or cost effective than trading the underlying securities. A futures contract is an agreement to buy or sell a security at a set price on a future date and exchange traded. Upon entering into a financial futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into financial futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. Unrealized losses are included in liabilities net of receivables and other assets on the Statement of Net Assets.


                          LVIP Small-Cap Index Fund-30

LVIP SMALL-CAP INDEX FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


8. SECURITIES LENDING
During the year ended December 31, 2007, the Fund participated in a securities lending agreement with Citibank N.A. The Fund discontinued securities lending as of December 28, 2007. The securities lending agreement has been terminated.

9. MARKET RISK
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

10. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                          LVIP Small-Cap Index Fund-31

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
LVIP Small-Cap Index Fund

We have audited the accompanying statement of net assets of the LVIP Small-Cap Index Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Small-Cap Index Fund of Lincoln Variable Insurance Products Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 14, 2008


                          LVIP Small-Cap Index Fund-32

LVIP SMALL-CAP INDEX FUND
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2007, the Fund designates distributions paid during the year as follows:

     (A)              (B)
  LONG-TERM         ORDINARY
CAPITAL GAINS        INCOME           TOTAL             (C)
DISTRIBUTIONS    DISTRIBUTIONS    DISTRIBUTIONS     QUALIFYING
 (TAX BASIS)      (TAX BASIS)      (TAX BASIS)     DIVIDENDS(1)
-------------    -------------    -------------    ------------
      0%              100%             100%             8%



----------

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on percentage of the Fund's ordinary income.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.


                          LVIP Small-Cap Index Fund-33

OFFICER/TRUSTEE INFORMATION FOR LINCOLN VIP TRUST


                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Kelly D.               Chairman,        Chairman since    Vice President, The Lincoln National             32        Lincoln
Clevenger(1)           President        August 1995;      Life Insurance Company.  Executive Vice                    Retirement
1300 S. Clinton        and Trustee      President and     President, Lincoln Retirement Services                     Services
Street                                  Trustee since     Company, LLC; Second Vice President,                       Company,
Fort Wayne, IN 46802                    November 1994     Lincoln Life & Annuity Company of New                      LLC
YOB: 1952                                                 York
Michael D. Coughlin    Trustee          Trustee since     Management Consultant, Coughlin                  32        Merrimack
1300 S. Clinton                         April 2007        Associates                                                 County
Street                                                                                                               Savings Bank;
Fort Wayne, IN 46802                                                                                                 Trustee of
YOB: 1942                                                                                                            Merrimack
                                                                                                                     Bankcorp, MHC.
Nancy L. Frisby        Trustee          Trustee since     Formerly: Senior Vice President and              32        N/A
1300 S. Clinton                         April 1992        Chief Financial Officer, DeSoto Memorial
Street                                                    Hospital
Fort Wayne, IN 46802
YOB: 1941
Elizabeth S. Hager     Trustee          Trustee since     Executive Director of United Way of              32        N/A
1300 S. Clinton                         April 2007        Merrimack County; Representative, New
Street                                                    Hampshire House of Representatives
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon          Trustee          Trustee since     Professor of Economics and Management,           32        N/A
1300 S. Clinton                         February 2006;    DePauw University
Street                                  Formerly:
Fort Wayne, IN 46802                    Advisory
YOB: 1948                               Trustee since
                                        November  2004
Thomas D. Rath         Trustee          Trustee since     Partner, Rath, Young and Pignatelli              32        Associated
1300 S. Clinton                         April 2007                                                                   Grocers
Street                                                                                                               of New England
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella      Trustee          Trustee since     President Emeritus, Indiana Health               32        Advisory Board
1300 S. Clinton                         February 1998     Association, Formerly: President,                          of
Street                                                    Indiana Hospital & Health Association                      Harris Bank
Fort Wayne, IN 46802
YOB: 1943
David H. Windley       Trustee          Trustee since     Retired Director of Blue & Co., LLC.             32        Meridian
1300 S. Clinton                         August 2004                                                                  Investment
Street                                                                                                               Advisors, Inc.
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary        Secretary since   Secretary, Lincoln VIP Trust; Formerly:         N/A        N/A
1300 S. Clinton                         February 1995     Secretary and Assistant Vice President,
Street                                                    The Lincoln National Life Insurance
Fort Wayne, IN 46802                                      Company
YOB: 1954
William P. Flory,      Second Vice      Second Vice       Second Vice President and Director of           N/A        N/A
Jr.(1)                 President and    President since   Separate Account Operations and Mutual
1300 S. Clinton        Chief            August 2007;      Fund Administration, The Lincoln
Street                 Accounting       Chief             National Life Insurance Company;
Fort Wayne, IN 46802   Officer          Accounting        Formerly: Second Vice President and
YOB: 1961                               Officer           Director of Corporate Procurement and
                                        since May 2006    Assistant Vice President of Separate
                                                          Account Operations and Mutual Fund
                                                          Administration, The Lincoln National
                                                          Life Insurance Company
Rise' C.M. Taylor(1)   Vice President   Vice President    Vice President and Treasurer, The               N/A        N/A
1300 S. Clinton        and              since August      Lincoln National Life Insurance Company;
Street                 Treasurer        2003 and          Vice President and Treasurer, Lincoln
Fort Wayne, IN 46802                    Treasurer since   Life & Annuity Company of New York
YOB: 1967                               May 2006;
                                        Formerly:
                                        Assistant
                                        Treasurer since
                                        August 2003
Kevin J. Adamson(1)    Second Vice      Second Vice       Second Vice President, Director of Funds        N/A        N/A
1300 S. Clinton        President        President since   Managements, The Lincoln National Life
Street                                  May 2006          Insurance Company; Formerly: Director of
Fort Wayne, IN 46802                                      Financial Operations, Swiss Re/Lincoln
YOB: 1966                                                 Re

                          LVIP Small-Cap Index Fund-34

                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John A. Weston(1)      Chief            Chief             Vice President for Fund and Advisor             N/A        N/A
1300 S. Clinton        Compliance       Compliance        Compliance, The Lincoln National Life
Street                 Officer          Officer since     Insurance Company; Treasurer, Jefferson
Fort Wayne, IN 46802                    May 2007          Pilot Variable Fund, Inc.
YOB: 1959
Michael Schulitz(1)    Second Vice      Second Vice       Second Vice President, Product                  N/A        N/A
1300 S. Clinton        President        President since   Marketing, The Lincoln National Life
Street                                  August 2007       Insurance Company
Fort Wayne, IN 46802
YOB: 1968
David Weiss(1)         Assistant Vice   Assistant Vice    Assistant Vice President, Funds                 N/A        N/A
1300 S. Clinton        President        President since   Management Research, The Lincoln
Street                                  August 2007       National Life Insurance Company;
Fort Wayne, IN 46802                                      Formerly:  Director, Funds Management
YOB: 1976                                                 Research; Mutual Fund/Securities
                                                          Analyst; Senior Mutual Fund Analyst,
                                                          Jefferson Pilot Corp.



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                          LVIP Small-Cap Index Fund-35

                                                 T. ROWE PRICE GROWTH STOCK FUND

                               [T.ROWE PRICE LOGO]

                            LVIP T. Rowe Price Growth
                            Stock Fund
                              a series of Lincoln Variable
                              Insurance Products Trust
                            Annual Report
                            December 31, 2007





                                            LVIP T. ROWE PRICE GROWTH STOCK FUND


                                           (FORMERLY STRATEGIC GROWTH PORTFOLIO,
                                A SERIES OF JEFFERSON PILOT VARIABLE FUND, INC.)

LVIP T. ROWE PRICE GROWTH STOCK FUND

INDEX



COMMENTARY                                                                 1

DISCLOSURE OF FUND EXPENSES                                                2

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS                               3

STATEMENT OF NET ASSETS                                                    4

STATEMENT OF OPERATIONS                                                    7

STATEMENTS OF CHANGES IN NET ASSETS                                        7

FINANCIAL HIGHLIGHTS                                                       8

NOTES TO FINANCIAL STATEMENTS                                             10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                   14

OTHER FUND INFORMATION                                                    15

OFFICER/TRUSTEE INFORMATION                                               16


LVIP T. ROWE PRICE GROWTH STOCK FUND
2007 ANNUAL REPORT COMMENTARY

Managed by:
                                                                          (LOGO)

The Fund returned 8.93% (Standard Class with distributions reinvested) for the year ended December 31, 2007, while the benchmark the Russell 1000 Growth Index* returned 11.81%.

The Fund's positive stock selection was offset by negative group weightings. Telecommunication services and consumer discretionary were leading sources of outperformance against the benchmark. Financials and information technology were sources of relative weakness.

U.S. stocks declined in the fourth quarter of 2007, but most major indexes finished the year with gains. Equities fell amid concerns that rising oil prices, the residential real estate recession, and continuing credit market turmoil would lead to a significant economic slowdown. Market volatility was extremely high. Energy and materials were leading sectors in the Russell benchmark, while consumer discretionary and telecommunication services were laggards. Within the major domestic equity indexes, large-cap stocks outperformed small-caps, while growth stocks strongly surpassed value.

Stock selection lifted the Fund's relative results in the telecommunication services sector, overcoming a detrimental overweight. The wireless telecommunication industry was a significant source of strength. Rogers Communications, a Canadian company, garnered increased market share and higher average user revenues, generating expanded free cash flow that was used to repurchase shares. America Movil (Mexico) continues to benefit from subscriber growth in Latin America, market share gains, and higher average user revenues. Low penetration rates in many of the countries where this company operates provide a strong platform for long-term growth. The Fund is focused on wireless communications in emerging countries and in tower systems in North America.

Consumer discretionary relatively outperformed on stock selection and a slight underweight in this lagging sector, which was hit by dampened consumer spending in light of high gas prices, higher interest rates, and housing weakness. Internet and catalog retail was a bright spot in the sector. Amazon.com was a top overall contributor, rising behind significant sales growth and expanded margins. The Internet retailer forecast higher than expected revenue growth for the current quarter and the full year, as investors concerns eased over the company's aggressive spending. We remain slightly underweight this sector.

A considerable overweight in financials combined with stock selection hurt relative results. Capital markets and diversified financial services industries were the main sources of weakness. UBS shares retreated on disappointing earnings and operating losses from write-downs stemming from subprime mortgages. Citigroup languished as the CEO departed amid a $6.5 billion write-down and the prospect of continued deterioration in various lending operations. We eliminated both stocks from the portfolio. The Fund is overweight the sector, continuing to favor prospects for capital markets companies.

Information technology underperformed on stock selection and a detrimental underweight. Holdings in information technology services and in semiconductors and semiconductor equipment industries detracted. Infosys Technologies Sp., one of India's top IT consulting and services companies, slid on a slowdown in sector spending. Marvell Technology Group saw a decline in share price as margins came under pressure, even though it reported strong revenues behind multiple businesses and a seasonal recovery in storage. The sector is the Fund's largest position, but we were a net seller in the final quarter.

We believe the market continues to under appreciate the strength of U.S. and global economies and the resilience of corporate earnings and free cash flow. While domestic economic growth is moderating, we are convinced the market will reward with higher prices those companies producing stable earnings growth. Our portfolio of quality growth stocks is positioned to outperform in this environment.

P. Robert Bartolo, CFA
T. Rowe Price

Growth of $10,000 invested 12/31/1997 through 12/31/2007

(LINE GRAPH)

                                  ROWE PRICE
                                 GROWTH STOCK
                                FUND STANDARD    RUSSELL 1000
                                 CLASS SHARES    GROWTH INDEX
                                -------------    ------------
12/31/97                           10000.00        10000.00
                                   13293.00        13871.00
                                   23463.00        18470.00
                                   18965.00        14328.00
                                   12297.00        11402.00
                                    8135.00         8223.00
                                   10738.00        10669.00
                                   11775.00        11341.00
                                   12516.00        11938.00
                                   14183.00        13021.00
12/31/07                           15451.00        14559.00




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP T. Rowe Growth Stock Fund Standard Class shares on 12/31/97. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $15,451. For comparison, look at how the Russell 1000 Growth Index did over the same period. The same $10,000 investment would have grown to $14,559. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns                       Ended
on investment                                    12/31/07
---------------------------------------------------------
Standard Class Shares
---------------------------------------------------------
One Year                                           +8.93%
---------------------------------------------------------
Five Years                                        +13.69%
---------------------------------------------------------
Ten Years                                          +4.45%
---------------------------------------------------------
Service Class Shares
---------------------------------------------------------
Inception (4/30/07)                                 2.67%
---------------------------------------------------------



* The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


                     LVIP T. Rowe Price Growth Stock Fund-1

LVIP T. ROWE PRICE GROWTH STOCK FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2007 TO DECEMBER 31, 2007

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                  Expenses
                        Beginning      Ending                   Paid During
                         Account      Account     Annualized       Period
                          Value        Value        Expense      7/1/07 to
                          7/1/07      12/31/07       Ratio       12/31/07*
---------------------------------------------------------------------------
ACTUAL
Standard Class Shares   $1,000.00    $1,003.70       0.83%         $4.19
Service Class Shares     1,000.00     1,002.40       1.08%          5.45
---------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares   $1,000.00    $1,021.02       0.83%         $4.23
Service Class Shares     1,000.00     1,019.76       1.08%          5.50
---------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                     LVIP T. Rowe Price Growth Stock Fund-2

LVIP T. ROWE PRICE GROWTH STOCK FUND

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.


                                           PERCENTAGE
SECTOR                                   OF NET ASSETS
------------------------------------------------------
COMMON STOCK                                  96.87%
------------------------------------------------------
Aerospace & Defense                            0.93%
Air Freight & Logistics                        0.54%
Airlines                                       0.74%
Beverages                                      1.31%
Biotechnology                                  2.53%
Capital Markets                                5.38%
Chemicals                                      1.43%
Commercial Banks                               0.55%
Communications Equipment                       3.92%
Computers & Peripherals                        3.55%
Construction & Engineering                     1.16%
Consumer Finance                               0.67%
Diversified Financial Services                 2.71%
Diversified Telecommunications
  Services                                     0.21%
Electrical Equipment                           0.91%
Electronic Equipment & Instruments             0.65%
Energy Equipment & Services                    3.73%
Food & Staples Retailing                       5.39%
Food Products                                  0.46%
Health Care Equipment & Supplies               4.69%
Health Care Providers & Services               6.46%
Hotels, Restaurants & Leisure                  3.00%
Household Durables                             0.90%
Household Products                             1.64%
Independent Power Producers & Energy
  Traders                                      0.70%
Industrial Conglomerates                       4.35%
Insurance                                      1.40%
Internet & Catalog Retail                      1.94%
Internet Software & Services                   4.74%
IT Services                                    2.64%
Machinery                                      2.79%
Media                                          2.68%
Metals & Mining                                1.83%
Multiline Retail                               1.20%
Oil, Gas & Consumable Fuels                    3.57%
Pharmaceuticals                                2.42%
Semiconductors & Semiconductor
  Equipment                                    1.50%
Software                                       5.97%
Specialty Retail                               0.32%
Trading Company & Distributors                 0.23%
Wireless Telecommunication Services            5.13%
------------------------------------------------------
SHORT-TERM INVESTMENT                          3.61%
------------------------------------------------------
TOTAL VALUE OF SECURITIES                    100.48%
------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS                                (0.48%)
------------------------------------------------------
TOTAL NET ASSETS                             100.00%
------------------------------------------------------



Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

                                           PERCENTAGE
TOP 10 EQUITY HOLDINGS                   OF NET ASSETS
------------------------------------------------------
General Electric                              3.84%
Google Class A                                3.24%
Microsoft                                     2.72%
Schlumberger                                  2.58%
Apple                                         2.51%
CVS Caremark                                  2.34%
Danaher                                       2.02%
WellPoint                                     1.79%
Nintendo                                      1.69%
State Street                                  1.63%
------------------------------------------------------
TOTAL                                        24.36%
------------------------------------------------------






                     LVIP T. Rowe Price Growth Stock Fund-3

LVIP T. ROWE PRICE GROWTH STOCK FUND
STATEMENT OF NET ASSETS
December 31, 2007



                                      NUMBER OF        VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK-96.87%
     AEROSPACE & DEFENSE-0.93%
     General Dynamics..............      24,200    $  2,153,558
                                                   ------------
                                                      2,153,558
                                                   ------------
     AIR FREIGHT & LOGISTICS-0.54%
     Expeditors International
      Washington..................       27,700       1,237,636
                                                   ------------
                                                      1,237,636
                                                   ------------
     AIRLINES-0.74%
     Southwest Airlines............     140,200       1,710,440
                                                   ------------
                                                      1,710,440
                                                   ------------
     BEVERAGES-1.31%
     InBev.........................      13,931       1,158,861
     PepsiCo.......................      24,420       1,853,478
                                                   ------------
                                                      3,012,339
                                                   ------------
     BIOTECHNOLOGY-2.53%
  +  Celgene.......................      13,100         605,351
  +  Genentech.....................      34,800       2,334,036
  +  Gilead Sciences...............      62,900       2,894,029
                                                   ------------
                                                      5,833,416
                                                   ------------
     CAPITAL MARKETS-5.38%
     BlackRock.....................       4,900       1,062,320
     Franklin Resources............      18,200       2,082,626
     Goldman Sachs Group...........       6,650       1,430,083
     Morgan Stanley................      15,100         801,961
     Northern Trust................      17,400       1,332,492
     Schwab (Charles)..............      75,800       1,936,690
     State Street..................      46,200       3,751,440
                                                   ------------
                                                     12,397,612
                                                   ------------
     CHEMICALS-1.43%
     Monsanto......................      20,000       2,233,800
     Praxair.......................      11,900       1,055,649
                                                   ------------
                                                      3,289,449
                                                   ------------
     COMMERCIAL BANKS-0.55%
     Erste Bank der
      Oesterreichischen
      Sparkassen..................       17,770       1,257,777
                                                   ------------
                                                      1,257,777
                                                   ------------
     COMMUNICATIONS EQUIPMENT-3.92%
  +  Cisco Systems.................     107,400       2,907,318
     Corning.......................      95,200       2,283,848
  +  Juniper Networks..............      56,000       1,859,200
     QUALCOMM......................      50,800       1,998,980
                                                   ------------
                                                      9,049,346
                                                   ------------
     COMPUTERS & PERIPHERALS-3.55%
  +  Apple.........................      29,200       5,783,936
  +  Dell..........................      49,910       1,223,294
  +  EMC...........................      63,600       1,178,508
                                                   ------------
                                                      8,185,738
                                                   ------------
     CONSTRUCTION & ENGINEERING-1.16%
  +  Foster Wheeler................      17,300       2,681,846
                                                   ------------
                                                      2,681,846
                                                   ------------
     CONSUMER FINANCE-0.67%
     American Express..............      19,200         998,784
  +  Redecard......................      34,400         556,584
                                                   ------------
                                                      1,555,368
                                                   ------------
     DIVERSIFIED FINANCIAL SERVICES-2.71%
  +  Bosvespa Holding..............     126,000       2,427,978
     CME Group.....................       2,600       1,783,600
     Moody's.......................      56,800       2,027,760
                                                   ------------
                                                      6,239,338
                                                   ------------
     DIVERSIFIED TELECOMMUNICATIONS SERVICES-0.21%
  +  Leap Wireless International...      10,200         475,728
                                                   ------------
                                                        475,728
                                                   ------------
     ELECTRICAL EQUIPMENT-0.91%
     Schneider Electric............      15,489       2,094,999
                                                   ------------
                                                      2,094,999
                                                   ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS-0.65%
     Hon Hai Precision GDR.........     120,480       1,493,952
                                                   ------------
                                                      1,493,952
                                                   ------------
     ENERGY EQUIPMENT & SERVICES-3.73%
     Baker Hughes..................      32,730       2,654,403
     Schlumberger..................      60,500       5,951,385
                                                   ------------
                                                      8,605,788
                                                   ------------
     FOOD & STAPLES RETAILING-5.39%
     Costco Wholesale..............      32,600       2,274,176
     CVS Caremark..................     135,517       5,386,801
     Sysco.........................      50,320       1,570,487
     Walgreen......................      43,370       1,651,530
     Whole Foods Market............      38,100       1,554,480
                                                   ------------
                                                     12,437,474
                                                   ------------
     FOOD PRODUCTS-0.46%
     Groupe Danone.................      11,800       1,057,364
                                                   ------------
                                                      1,057,364
                                                   ------------
     HEALTH CARE EQUIPMENT & SUPPLIES-4.69%
     Alcon.........................       9,800       1,401,792
     Becton, Dickinson.............      17,700       1,479,366
     Covidien......................      35,225       1,560,115
     Medtronic.....................      57,900       2,910,633
  +  St. Jude Medical..............      24,000         975,360
     Stryker.......................      19,100       1,427,152
  +  Zimmer Holdings...............      16,200       1,071,630
                                                   ------------
                                                     10,826,048
                                                   ------------
     HEALTH CARE PROVIDERS & SERVICES-6.46%
     Aetna.........................      56,500       3,261,745
     CIGNA.........................      27,000       1,450,710
  +  Humana........................      16,200       1,220,022

                     LVIP T. Rowe Price Growth Stock Fund-4

LVIP T. ROWE PRICE GROWTH STOCK FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF        VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
     Laboratory Corp. of America
  +   Holdings....................       24,300    $  1,835,379
     McKesson......................      19,300       1,264,343
  +  Medco Health Solutions........      17,000       1,723,800
  +  WellPoint.....................      47,160       4,137,347
                                                   ------------
                                                     14,893,346
                                                   ------------
     HOTELS, RESTAURANTS & LEISURE-3.00%
     International Game
      Technology..................       39,000       1,713,270
  +  Las Vegas Sands...............      13,000       1,339,650
     Marriott International Class
      A...........................       30,000       1,025,400
  +  MGM MIRAGE....................       5,700         478,914
     Yum Brands....................      61,400       2,349,778
                                                   ------------
                                                      6,907,012
                                                   ------------
     HOUSEHOLD DURABLES-0.90%
     Harman International
      Industries..................        9,900         729,729
  +  Tomtom........................      17,856       1,342,041
                                                   ------------
                                                      2,071,770
                                                   ------------
     HOUSEHOLD PRODUCTS-1.64%
     Procter & Gamble..............      40,007       2,937,314
     Reckitt Benckiser Group.......      14,500         838,351
                                                   ------------
                                                      3,775,665
                                                   ------------
     INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-0.70%
  +  AES...........................      75,800       1,621,362
                                                   ------------
                                                      1,621,362
                                                   ------------
     INDUSTRIAL CONGLOMERATES-4.35%
     General Electric..............     238,610       8,845,273
  +  McDermott International.......      20,100       1,186,503
                                                   ------------
                                                     10,031,776
                                                   ------------
     INSURANCE-1.40%
     Assurant......................      19,100       1,277,790
     Prudential Financial..........      20,900       1,944,536
                                                   ------------
                                                      3,222,326
                                                   ------------
     INTERNET & CATALOG RETAIL-1.94%
  +  Amazon.com....................      25,400       2,353,056
     B2W Companhia Global do
  +   Varejo......................       12,000         478,652
  +  Expedia.......................      52,023       1,644,967
                                                   ------------
                                                      4,476,675
                                                   ------------
     INTERNET SOFTWARE & SERVICES-4.74%
  +  Google Class A................      10,800       7,467,984
  +  VeriSign......................      72,600       2,730,486
  +  Yahoo.........................      31,500         732,690
                                                   ------------
                                                     10,931,160
                                                   ------------
     IT SERVICES-2.64%
     Accenture Class A.............      70,050       2,523,902
     Automatic Data Processing.....      54,100       2,409,073
     Infosys Technologies ADR......      25,500       1,156,680
                                                   ------------
                                                      6,089,655
                                                   ------------
     MACHINERY-2.79%
     Danaher.......................      53,220       4,669,523
     Deere & Co. ..................      11,600       1,080,192
     Joy Global....................      10,500         691,110
                                                   ------------
                                                      6,440,825
                                                   ------------
     MEDIA-2.68%
     EchoStar Communications Class
  +   A...........................       15,500         584,660
     McGraw-Hill Companies.........      69,100       3,027,271
     Naspers.......................      60,800       1,434,756
     Shaw Communications Class B...      48,300       1,144,396
                                                   ------------
                                                      6,191,083
                                                   ------------
     METALS & MINING-1.83%
     BHP Billiton..................      78,059       2,746,170
     Freeport-McMoRan Copper & Gold
      Class B.....................       14,500       1,485,380
                                                   ------------
                                                      4,231,550
                                                   ------------
     MULTILINE RETAIL-1.20%
  +  Kohl's........................      28,700       1,314,460
     Lojas Renner..................      27,500         556,180
     Target........................      17,960         898,000
                                                   ------------
                                                      2,768,640
                                                   ------------
     OIL, GAS & CONSUMABLE FUELS-3.57%
     EOG Resources.................      17,900       1,597,575
     Exxon Mobil...................      24,900       2,332,881
     Murphy Oil....................      13,900       1,179,276
     Total S.A.....................      37,786       3,133,884
                                                   ------------
                                                      8,243,616
                                                   ------------
     PHARMACEUTICALS-2.42%
     Allergan......................      33,500       2,152,040
     Merck.........................      20,500       1,191,255
     Roche Holding.................       6,215       1,072,667
     Schering-Plough...............      44,000       1,172,160
                                                   ------------
                                                      5,588,122
                                                   ------------
     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-1.50%
     Intel.........................      45,900       1,223,694
  +  Marvell Technology Group......     108,900       1,522,422
     Maxim Integrated Products.....      27,150         718,932
                                                   ------------
                                                      3,465,048
                                                   ------------
     SOFTWARE-5.97%
  +  Amdocs........................      39,300       1,354,671
  +  Electronic Arts...............      38,100       2,225,421
     Microsoft.....................     176,465       6,282,153
     Nintendo......................       6,500       3,899,300
                                                   ------------
                                                     13,761,545
                                                   ------------
     SPECIALTY RETAIL-0.32%
  +  Bed Bath & Beyond.............      25,100         737,689
                                                   ------------
                                                        737,689
                                                   ------------

                     LVIP T. Rowe Price Growth Stock Fund-5

LVIP T. ROWE PRICE GROWTH STOCK FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF        VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     TRADING COMPANY & DISTRIBUTORS-0.23%
     Fastenal......................      13,300    $    537,586
                                                   ------------
                                                        537,586
                                                   ------------
     WIRELESS TELECOMMUNICATION SERVICES-5.13%
     America Movil ADR.............      53,100       3,259,809
  +  American Tower Class A........      64,000       2,726,400
  +  Crown Castle International....      70,800       2,945,280
  +  MetroPCS Communications.......      19,100         371,495
     Rogers Communications Class
      B...........................       55,800       2,524,950
                                                   ------------
                                                     11,827,934
                                                   ------------

     TOTAL COMMON STOCK
      (COST $202,980,384).........                  223,409,601
                                                   ------------
     SHORT-TERM INVESTMENT-3.61%
     MONEY MARKET INSTRUMENT-3.61%
     Dreyfus Cash Management Fund..   8,314,983       8,314,983
                                                   ------------
     TOTAL SHORT-TERM INVESTMENT
      (COST $8,314,983)...........                    8,314,983
                                                   ------------





TOTAL VALUE OF SECURITIES-100.48% (COST $211,295,367).........................    231,724,584
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.48%).......................     (1,095,813)
                                                                                 ------------
NET ASSETS APPLICABLE TO 12,592,572 SHARES OUTSTANDING-100.00%................   $230,628,771
                                                                                 ============
NET ASSET VALUE-LVIP T. ROWE PRICE GROWTH STOCK FUND STANDARD CLASS
  ($223,804,523 / 12,219,899 SHARES)..........................................        $18.315
                                                                                      =======
NET ASSET VALUE-LVIP T. ROWE PRICE GROWTH STOCK FUND SERVICE CLASS ($6,824,248
  / 372,673 SHARES)...........................................................        $18.312
                                                                                      =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par)................   $266,427,007
Undistributed net investment income...........................................        107,588
Accumulated net realized loss on investments..................................    (56,337,566)
Net unrealized appreciation of investments and foreign currencies.............     20,431,742
                                                                                 ------------
Total net assets..............................................................   $230,628,771
                                                                                 ============




----------

+ Non-income producing security for the year ended December 31, 2007.

SUMMARY OF ABBREVIATIONS:
ADR-American Depositary Receipts
GDR-Global Depositary Receipts

                             See accompanying notes


                     LVIP T. Rowe Price Growth Stock Fund-6

LVIP T. ROWE PRICE GROWTH STOCK FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2007


INVESTMENT INCOME:
Dividends.............................   $1,896,934
Interest..............................      103,696
Income from investments in affiliated
 companies...........................        92,432
Securities lending income.............       32,066
Foreign tax withheld..................      (40,041)
                                         ----------
                                          2,085,087
                                         ----------
EXPENSES:
Management fees.......................    1,169,089
Accounting and administration
 expenses............................        58,856
Custodian fees........................       28,423
Professional fees.....................       23,141
Reports and statements to
 shareholders........................        18,068
Distribution expenses-Service Class...        4,306
Trustees' fees........................        2,764
Other.................................        3,544
                                         ----------
                                          1,308,191
Less expenses waived..................       (1,836)
                                         ----------
Total operating expenses..............    1,306,355
                                         ----------
NET INVESTMENT INCOME.................      778,732
                                         ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES:
Net realized gain (loss) on:
 Investments.........................     3,760,004
 Foreign currencies..................      (109,357)
                                         ----------
Net realized gain.....................    3,650,647
Net change in unrealized
 appreciation/depreciation of
 investments and foreign currencies..     3,410,174
                                         ----------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCIES..     7,060,821
                                         ----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS.....................    $7,839,553
                                         ==========




                             See accompanying notes


LVIP T. ROWE PRICE GROWTH STOCK FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                          YEAR ENDED
                                   12/31/07       12/31/06
                                 ------------   ------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
Net investment income.........   $    778,732   $    426,788
Net realized gain on
 investments and foreign
 currencies..................       3,650,647      7,697,153
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies..................       3,410,174      2,587,169
                                 ------------   ------------
Net increase in net assets
 resulting from operations...       7,839,553     10,711,110
                                 ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class...............       (553,448)      (196,512)
 Service Class................         (5,994)            --
                                 ------------   ------------
                                     (559,442)      (196,512)
                                 ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class...............    141,307,568      1,601,314
 Service Class................      7,890,968             --
Net asset value of shares
 issued upon reinvestment of
 dividends and distributions:
 Standard Class...............        553,448        196,512
 Service Class................          5,994             --
                                 ------------   ------------
                                  149,757,978      1,797,826
                                 ------------   ------------
Cost of shares repurchased:
 Standard Class...............    (12,921,842)   (11,169,705)
 Service Class................     (1,042,799)            --
                                 ------------   ------------
                                  (13,964,641)   (11,169,705)
                                 ------------   ------------
Increase (decrease) in net
 assets derived from capital
 share transactions..........     135,793,337     (9,371,879)
                                 ------------   ------------
NET INCREASE IN NET ASSETS....    143,073,448      1,142,719
NET ASSETS:
Beginning of year.............     87,555,323     86,412,604
                                 ------------   ------------
End of year (including
 undistributed net investment
 income of $107,588 and
 $413,369, respectively).....    $230,628,771   $ 87,555,323
                                 ============   ============




                             See accompanying notes


                     LVIP T. Rowe Price Growth Stock Fund-7

LVIP T. ROWE PRICE GROWTH STOCK FUND
FINANCIAL HIGHLIGHTS(1)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                               LVIP T. ROWE PRICE GROWTH STOCK FUND STANDARD CLASS
                                                                                    YEAR ENDED
                                                 12/31/07         12/31/06         12/31/05         12/31/04         12/31/03(2)
                                                 -------------------------------------------------------------------------------
Net asset value, beginning of period..........   $ 16.859          $14.910          $14.097          $12.855           $ 9.739

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(3)......................      0.090            0.078            0.050            0.070                --
Net realized and unrealized gain on
 investments and foreign currencies..........       1.415            1.906            0.829            1.172             3.116
                                                 --------          -------          -------          -------           -------
Total from investment operations..............      1.505            1.984            0.879            1.242             3.116
                                                 --------          -------          -------          -------           -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.........................     (0.049)          (0.035)          (0.066)              --                --
                                                 --------          -------          -------          -------           -------
Total dividends and distributions.............     (0.049)          (0.035)          (0.066)              --                --
                                                 --------          -------          -------          -------           -------

Net asset value, end of period................   $ 18.315          $16.859          $14.910          $14.097           $12.855
                                                 ========          =======          =======          =======           =======
Total return(4)...............................      8.93%           13.33%            6.29%            9.66%            32.00%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).......   $223,805          $87,555          $86,413          $91,576           $89,651
Ratio of expenses to average net assets.......      0.83%            0.88%            0.88%            0.91%             0.92%
Ratio of net investment income to average net
 assets......................................       0.50%            0.50%            0.24%            0.49%             0.02%
Portfolio turnover............................        54%              45%              38%              37%              105%



----------

(1) Effective April 30, 2007, the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. Strategic Growth Portfolio (the "JPVF Fund"). The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

(2) Commencing May 1, 2003, T. Rowe Price Associates, Inc. replaced Massachusetts Financial Services Company as the Fund's sub-advisor.

(3) The average shares outstanding method has been applied for per share information for the years ended December 31, 2007 and 2006.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes



                     LVIP T. Rowe Price Growth Stock Fund-8

LVIP T. ROWE PRICE GROWTH STOCK FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout the period were as follows:


                                                          LVIP T. ROWE PRICE
                                                           GROWTH STOCK FUND
                                                             SERVICE CLASS
                                                              4/30/07(1)
                                                                  TO
                                                               12/31/07
                                                          ------------------
Net asset value, beginning of period...................         $17.860

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)...............................           0.027
Net realized and unrealized gain on investments and
 foreign currencies...................................            0.449
                                                                -------
Total from investment operations.......................           0.476
                                                                -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income..................................          (0.024)
                                                                -------
Total dividends and distributions......................          (0.024)
                                                                -------
Net asset value, end of period.........................         $18.312
                                                                =======
Total return(3)........................................           2.67%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)................         $ 6,824
Ratio of expenses to average net assets................           1.07%
Ratio of net investment income to average net assets...           0.22%
Portfolio turnover.....................................             54%(4)



----------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

(4) Portfolio turnover is representative of the Fund for the entire year.

                             See accompanying notes



                     LVIP T. Rowe Price Growth Stock Fund-9

LVIP T. ROWE PRICE GROWTH STOCK FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 31 series. These financial statements and the related notes pertain to the LVIP T. Rowe Price Growth Stock Fund (the "Fund"). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products. The Service Class shares commenced operations on April 30, 2007.

Effective April 30, 2007, pursuant to an Agreement and Plan of Reorganization (the "Reorganization"), the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. Strategic Growth Portfolio (the "JPVF Fund"). The shareholders of the JPVF Fund received shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their shares in the JPVF Fund immediately prior to the Reorganization. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the JPVF Fund as of the date of the Reorganization. The JPVF Fund's investment objectives, policies and limitations were identical to those of the Fund. For financial reporting purposes, the JPVF Fund's operating history prior to the Reorganization is reflected in the Fund's financial statements and financial highlights.

The Fund's investment objective is to provide long-term growth of capital.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


                     LVIP T. Rowe Price Growth Stock Fund-10

LVIP T. ROWE PRICE GROWTH STOCK FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


Other--Expenses common to all funds of the Trust are allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $1,702 for the year ended December 31, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balance are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2007.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Lincoln Investment Advisors Corporation (LIA), formerly Jefferson Pilot Investment Advisory Corporation (JPIA), is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. LIA is a registered investment advisor and subsidiary of Lincoln National Corporation
(LNC). For its services, LIA receives a management fee at an annual rate of 0.80% on the first $50 million of the average daily net assets of the Fund; 0.75% on the next $50 million; 0.70% on the next $150 million; 0.65% on the next $250 million; and 0.60% on average daily net assets in excess of $500 million.

Effective April 30, 2007, LIA has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund's annual operating expenses (excluding distribution fees) exceed 0.86% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2008, and renews automatically for one-year terms unless LIA provides written notice of termination to the Fund. Prior to April 30, 2007, the Fund had no expense limitation in effect.

T. Rowe Price Associates, Inc. (the "Sub-Advisor") is responsible for the day-to-day management of the Fund's investment portfolio. For these services, LIA, not the Fund, pays the Sub-Advisor at an annual rate of 0.40% of the first $250 million of the Fund's average daily net assets; 0.375% of the next $250 million; and 0.35% of the Fund's average daily net assets over $500 million.

Effective October 1, 2007, Mellon Bank, N.A. provides fund accounting and financial administration services to the Fund. For these services, the Fund pays Mellon a monthly fee based on average net assets, subjects to certain minimums.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets. Prior to October 1, 2007 DSC provided fund accounting and financial administration to the Fund for which it received a monthly fee based on average net assets, subject to certain minimums. For the period May 1, 2007 through December 31, 2007, the Fund was charged $30,495 for these services. Prior to May 1, 2007, JPIA (the advisor of the JPVF Fund) paid the fund accounting and financial administration fees.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust was charged $553,000 for the year ended December 31, 2007, which was allocated to the funds based on average net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2007, fees for administrative and support services amounted to $5,407 and $3,578, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors Inc., (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2007, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIA..........   $141,568
Fees Payable to DSC.....................        483
Distribution Fees Payable to LFD .......      1,351


The Fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds, trusts, and other accounts managed by T. Rowe Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. For the year ended December 31, 2007, the Fund received distributions from the Reserve Funds of $92,432.


                     LVIP T. Rowe Price Growth Stock Fund-11

LVIP T. ROWE PRICE GROWTH STOCK FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2007, the Fund made purchases of $228,380,901 and sales of $98,310,617 of investment securities other than short-term investments.

At December 31, 2007, the cost of investments for federal income tax purposes was $211,440,996. At December 31, 2007, net unrealized appreciation was $20,283,588, of which $27,666,094 related to unrealized appreciation of investments and $7,382,506 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                    YEAR             YEAR
                                    ENDED            ENDED
                                  12/31/07         12/31/06
                                  --------         --------
Ordinary income................   $559,442         $196,512


In addition, the Fund declared an ordinary income consent dividend of $415,714 for the year ended December 31, 2006. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest.........   $266,427,007
Undistributed ordinary income.........        167,619
Post-October losses...................     (2,087,007)
Post-October currency losses..........        (60,031)
Capital loss carryforwards............    (54,104,930)
Unrealized appreciation of investments
  and foreign currencies..............     20,286,113
                                         ------------
Net assets............................   $230,628,771
                                         ============



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2007 through December 31, 2007 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Fund recorded the following reclassifications:

 UNDISTRIBUTED     ACCUMULATED
NET INVESTMENT    NET REALIZED
    INCOME         GAIN (LOSS)    PAID-IN CAPITAL
--------------    ------------    ---------------
  $(525,071)        $109,357          $415,714


For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $5,855,543 was utilized in 2007. Capital loss carryforwards remaining at December 31, 2007 will expire as follows: $13,312,950 expires in 2009, $38,367,688 expires in 2010 and $2,424,292 expires in 2011.


                     LVIP T. Rowe Price Growth Stock Fund-12

LVIP T. ROWE PRICE GROWTH STOCK FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. CAPITAL SHARES
Transactions in capital shares were as follows:

                                     YEAR             YEAR
                                    ENDED             ENDED
                                   12/31/07         12/31/06
                                  ---------         --------
Shares sold:
  Standard Class...............   7,722,080          102,511
  Service Class................     428,117               --
Shares issued upon reinvestment
  of dividends and
  distributions:
  Standard Class...............      31,140           12,713
  Service Class................         337               --
                                  ---------         --------
                                  8,181,674          115,224
                                  ---------         --------
Shares repurchased:
  Standard Class...............    (726,827)        (717,523)
  Service Class................     (55,781)              --
                                  ---------         --------
                                   (782,608)        (717,523)
                                  ---------         --------
Net increase (decrease)........   7,399,066         (602,299)
                                  =========         ========



7. FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. There were no foreign currency exchange contracts outstanding as of December 31, 2007.

8. SECURITIES LENDING
During the year ended December 31, 2007, the Fund participated in a securities lending agreement with Citibank N.A. The Fund discontinued securities lending as of December 14, 2007. The securities lending agreement has been terminated.

9. MARKET RISK
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

10. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                     LVIP T. Rowe Price Growth Stock Fund-13

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
LVIP T. Rowe Price Growth Stock Fund

We have audited the accompanying statement of net assets of the LVIP T. Rowe Price Growth Stock Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP T. Rowe Price Growth Stock Fund of Lincoln Variable Insurance Products Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 14, 2008


                     LVIP T. Rowe Price Growth Stock Fund-14

LVIP T. ROWE PRICE GROWTH STOCK FUND
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2007, the Fund designates distributions paid during the year as follows:

     (A)              (B)
  LONG-TERM         ORDINARY
 CAPITAL GAIN        INCOME           TOTAL             (C)
DISTRIBUTIONS    DISTRIBUTIONS    DISTRIBUTIONS     QUALIFYING
 (TAX BASIS)      (TAX BASIS))     (TAX BASIS)     DIVIDENDS(1)
-------------    -------------    -------------    ------------
      0%              100%             100%            100%



----------

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on percentage of the Fund's ordinary income.

(1)Qualifiying dividends represent dividends which qualify for the corporate dividends received deduction.


                     LVIP T. Rowe Price Growth Stock Fund-15

OFFICER/TRUSTEE INFORMATION FOR LINCOLN VIP TRUST


                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Kelly D.               Chairman,        Chairman since    Vice President, The Lincoln National             32        Lincoln
Clevenger(1)           President        August 1995;      Life Insurance Company.  Executive Vice                    Retirement
1300 S. Clinton        and Trustee      President and     President, Lincoln Retirement Services                     Services
Street                                  Trustee since     Company, LLC; Second Vice President,                       Company,
Fort Wayne, IN 46802                    November 1994     Lincoln Life & Annuity Company of New                      LLC
YOB: 1952                                                 York
Michael D. Coughlin    Trustee          Trustee since     Management Consultant, Coughlin                  32        Merrimack
1300 S. Clinton                         April 2007        Associates                                                 County
Street                                                                                                               Savings Bank;
Fort Wayne, IN 46802                                                                                                 Trustee of
YOB: 1942                                                                                                            Merrimack
                                                                                                                     Bankcorp, MHC.
Nancy L. Frisby        Trustee          Trustee since     Formerly: Senior Vice President and              32        N/A
1300 S. Clinton                         April 1992        Chief Financial Officer, DeSoto Memorial
Street                                                    Hospital
Fort Wayne, IN 46802
YOB: 1941
Elizabeth S. Hager     Trustee          Trustee since     Executive Director of United Way of              32        N/A
1300 S. Clinton                         April 2007        Merrimack County; Representative, New
Street                                                    Hampshire House of Representatives
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon          Trustee          Trustee since     Professor of Economics and Management,           32        N/A
1300 S. Clinton                         February 2006;    DePauw University
Street                                  Formerly:
Fort Wayne, IN 46802                    Advisory
YOB: 1948                               Trustee since
                                        November  2004
Thomas D. Rath         Trustee          Trustee since     Partner, Rath, Young and Pignatelli              32        Associated
1300 S. Clinton                         April 2007                                                                   Grocers
Street                                                                                                               of New England
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella      Trustee          Trustee since     President Emeritus, Indiana Health               32        Advisory Board
1300 S. Clinton                         February 1998     Association, Formerly: President,                          of
Street                                                    Indiana Hospital & Health Association                      Harris Bank
Fort Wayne, IN 46802
YOB: 1943
David H. Windley       Trustee          Trustee since     Retired Director of Blue & Co., LLC.             32        Meridian
1300 S. Clinton                         August 2004                                                                  Investment
Street                                                                                                               Advisors, Inc.
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary        Secretary since   Secretary, Lincoln VIP Trust; Formerly:         N/A        N/A
1300 S. Clinton                         February 1995     Secretary and Assistant Vice President,
Street                                                    The Lincoln National Life Insurance
Fort Wayne, IN 46802                                      Company
YOB: 1954
William P. Flory,      Second Vice      Second Vice       Second Vice President and Director of           N/A        N/A
Jr.(1)                 President and    President since   Separate Account Operations and Mutual
1300 S. Clinton        Chief            August 2007;      Fund Administration, The Lincoln
Street                 Accounting       Chief             National Life Insurance Company;
Fort Wayne, IN 46802   Officer          Accounting        Formerly: Second Vice President and
YOB: 1961                               Officer           Director of Corporate Procurement and
                                        since May 2006    Assistant Vice President of Separate
                                                          Account Operations and Mutual Fund
                                                          Administration, The Lincoln National
                                                          Life Insurance Company
Rise' C.M. Taylor(1)   Vice President   Vice President    Vice President and Treasurer, The               N/A        N/A
1300 S. Clinton        and              since August      Lincoln National Life Insurance Company;
Street                 Treasurer        2003 and          Vice President and Treasurer, Lincoln
Fort Wayne, IN 46802                    Treasurer since   Life & Annuity Company of New York
YOB: 1967                               May 2006;
                                        Formerly:
                                        Assistant
                                        Treasurer since
                                        August 2003
Kevin J. Adamson(1)    Second Vice      Second Vice       Second Vice President, Director of Funds        N/A        N/A
1300 S. Clinton        President        President since   Managements, The Lincoln National Life
Street                                  May 2006          Insurance Company; Formerly: Director of
Fort Wayne, IN 46802                                      Financial Operations, Swiss Re/Lincoln
YOB: 1966                                                 Re

                     LVIP T. Rowe Price Growth Stock Fund-16

                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John A. Weston(1)      Chief            Chief             Vice President for Fund and Advisor             N/A        N/A
1300 S. Clinton        Compliance       Compliance        Compliance, The Lincoln National Life
Street                 Officer          Officer since     Insurance Company; Treasurer, Jefferson
Fort Wayne, IN 46802                    May 2007          Pilot Variable Fund, Inc.
YOB: 1959
Michael Schulitz(1)    Second Vice      Second Vice       Second Vice President, Product                  N/A        N/A
1300 S. Clinton        President        President since   Marketing, The Lincoln National Life
Street                                  August 2007       Insurance Company
Fort Wayne, IN 46802
YOB: 1968
David Weiss(1)         Assistant Vice   Assistant Vice    Assistant Vice President, Funds                 N/A        N/A
1300 S. Clinton        President        President since   Management Research, The Lincoln
Street                                  August 2007       National Life Insurance Company;
Fort Wayne, IN 46802                                      Formerly:  Director, Funds Management
YOB: 1976                                                 Research; Mutual Fund/Securities
                                                          Analyst; Senior Mutual Fund Analyst,
                                                          Jefferson Pilot Corp.



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                     LVIP T. Rowe Price Growth Stock Fund-17

                                                   LVIP T. ROWE PRICE STRUCTURED
                                                             MID-CAP GROWTH FUND

                               [T.ROWE PRICE LOGO]

                            LVIP T. Rowe Price Structured
                            Mid-Cap Growth Fund
                              a series of Lincoln Variable
                              Insurance Products Trust
                            Annual Report
                            December 31, 2007





                                                   LVIP T. ROWE PRICE STRUCTURED
                                                             MID-CAP GROWTH FUND


                                               (FORMERLY AGGRESSIVE GROWTH FUND)

LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND

INDEX



COMMENTARY                                                                 1

DISCLOSURE OF FUND EXPENSES                                                2

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS                               3

STATEMENT OF NET ASSETS                                                    4

STATEMENT OF OPERATIONS                                                    9

STATEMENTS OF CHANGES IN NET ASSETS                                        9

FINANCIAL HIGHLIGHTS                                                      10

NOTES TO FINANCIAL STATEMENTS                                             12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                   15

OTHER FUND INFORMATION                                                    16

OFFICER/TRUSTEE INFORMATION                                               17


LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND
2007 ANNUAL REPORT COMMENTARY

Managed by:
                                                                          (LOGO)

The Fund returned 13.59% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2007, while its benchmark, the Russell Midcap Growth Index* returned 11.43%.

Stock selection contributed positively to relative performance, while sector positioning detracted. The Fund's best gains came in the health care sector, though our positioning in consumer discretionary and financials also added value. Our underweightings in the materials and utilities sectors offset some of our relative performance.

U.S. stocks generally rose in 2007, but market volatility was extremely high in the last six months. In October and November, the broad S&P 500 Index suffered its first correction-a drop of 10% or more-in about five years, in response to the subprime crisis and the ensuing credit crunch. The energy sector was by far the best-performing sector this year, due primarily to rising prices. Consumer discretionary and telecommunications both declined. Growth stocks broadly outperformed value for the year.

The health care sector was the main contributor to relative performance, primarily on the strength of stock selection, though our overweight position was also productive. We did well to remain light on our pharmaceutical holdings, and stock selection in this subgroup proved beneficial. Avoiding Forest Laboratories was particularly important in this area. Stock selection in the health care services industry also contributed.

Stock selection in consumer discretionary, the worst-performing sector this year, was the next-greatest contributor to relative performance. Though our positions could not avoid losses on average, they held up considerably better in a poor environment than their benchmark counterparts. A major contributor to performance in this sector was our underweight position in the multiline retail industry, particularly our avoidance of troubled retailer JC Penney. Strong stock selection in the specialty retailer industry also enhanced results.

The financial sector also contributed to relative performance, driven by stock selection. The most significant factor in our outperformance was our lack of exposure in both the real estate investment trusts and the real estate management and development industries. As a result, the Fund was isolated from the effects of the subprime meltdown that dominated financial news in the last six months of 2007. Our overweight position in the diversified financial services industry also aided returns.

Our underweighting in the materials sector represented the primary drag on performance. This year, our lack of holdings in crop nutrient manufacturer Mosaic and packaging company Owens-Illinois were particularly detrimental.

The utilities sector also weighed on relative performance. We have historically tended to be underweight in this sector, as most stocks do not meet our growth criteria. In an environment where utilities provided one of the few safe havens for investors, however, our underweighting proved detrimental.

Mid-cap growth stocks have had excellent performance over the last few years, driven by merger and leveraged buy-out activity that encouraged short-term speculation over investment strategies based on long-term prospects. Weak performance in the last two quarters has shown that trend to be unsustainable. We believe that our steady strategy and long-term focus should provide much better capital preservation during tougher market environments than the more aggressive strategies that have set the tone in recent years.

Donald J. Peters
T. Rowe Price

Growth of $10,000 invested 12/31/97 through 12/31/07

(LINE GRAPH)

                                         LVIP T.
                                       ROWE PRICE
                                   STRUCTURED MID-CAP
                                       GROWTH FUND
                                     STANDARD CLASS      RUSSELL MIDCAP
                                         SHARES           GROWTH INDEX
                                   ------------------    --------------
12/31/97                                10000.00            10000.00
                                         9379.86            11786.20
                                        13359.90            17831.90
                                        13000.30            15737.00
                                         8672.75            12565.90
                                         6051.77             9122.10
                                         8025.83            13018.40
                                         9122.54            15033.50
                                        10017.00            16852.40
                                        10946.70            18648.20
12/31/07                                12433.90            20779.10




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class shares on 12/31/97. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $12,434. For comparison, look at how the Russell MidCap Growth Index did over the same period. The same $10,000 investment would have grown to $20,779. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns               Ended
on investment                            12/31/07
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
One Year                                  +13.59%
-------------------------------------------------
Five Years                                +15.49%
-------------------------------------------------
Ten Years                                  +2.20%
-------------------------------------------------




Service Class Shares
-------------------------------------------------
One Year                                  +13.30%
-------------------------------------------------
Inception (5/15/03)                       +14.22%
-------------------------------------------------



* The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

  Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the Fund's sub-advisor.




                  LVIP T. Rowe Price Structured Mid-Cap Growth Fund-1

  LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND

  DISCLOSURE
       OF FUND EXPENSES
  FOR THE PERIOD JULY 1, 2007 TO DECEMBER 31, 2007

  The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

  As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

  ACTUAL EXPENSES
  The first section of the table, "Actual," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
  The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.


  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

  EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                  Expenses
                        Beginning      Ending                   Paid During
                         Account      Account     Annualized       Period
                          Value        Value        Expense      7/1/07 to
                          7/1/07      12/31/07       Ratio       12/31/07*
---------------------------------------------------------------------------
ACTUAL
Standard Class Shares   $1,000.00    $1,020.60       0.82%         $4.18
Service Class Shares     1,000.00     1,019.30       1.07%          5.45
---------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares   $1,000.00    $1,021.07       0.82%         $4.18
Service Class Shares     1,000.00     1,019.81       1.07%          5.45
---------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                  LVIP T. Rowe Price Structured Mid-Cap Growth Fund-2

LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS
As of December 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.


                                            PERCENTAGE
SECTOR                                    OF NET ASSETS
-------------------------------------------------------
COMMON STOCK                                   99.88%
-------------------------------------------------------
Aerospace & Defense                             2.28%
Air Freight & Logistics                         1.31%
Airlines                                        0.46%
Auto Components                                 0.54%
Automobiles                                     0.81%
Beverages                                       0.47%
Biotechnology                                   1.97%
Capital Markets                                 4.45%
Chemicals                                       0.72%
Commercial Banks                                0.72%
Commercial Services & Supplies                  4.24%
Communications Equipment                        1.21%
Computers & Peripherals                         1.71%
Construction & Engineering                      2.27%
Diversified Consumer Services                   1.30%
Diversified Financial Services                  2.28%
Diversified Telecommunications
  Services                                      0.61%
Electric Utilities                              0.69%
Electrical Equipment                            1.33%
Electronic Equipment & Instruments              1.16%
Energy Equipment & Services                     5.16%
Food Products                                   1.17%
Health Care Equipment & Supplies                4.92%
Health Care Providers & Services                5.13%
Hotels, Restaurants & Leisure                   4.33%
Household Durables                              0.46%
Household Products                              0.34%
Independant Power Producers & Energy
  Traders                                       0.53%
Industrial Conglomerates                        0.93%
Insurance                                       2.23%
Internet & Catolog Retail                       0.60%
Internet Software & Services                    1.16%
IT Services                                     3.21%
Leisure Equipment & Products                    0.25%
Life Sciences Tools & Services                  2.76%
Machinery                                       2.32%
Media                                           4.46%
Metals & Mining                                 1.12%
Multiline Retail                                0.13%
Office Electronics                              0.15%
Oil, Gas & Consumable Fuels                     5.01%
Personal Products                               0.64%
Pharmaceuticals                                 1.47%
Road & Rail                                     0.49%
Semiconductors & Semiconductor
  Equipment                                     6.86%
Software                                        5.74%
Specialty Retail                                3.63%
Textiles, Apparel & Luxury Goods                0.58%
Trading Companies & Distributors                0.73%
Wireless Telecommunication Services             2.84%
-------------------------------------------------------
SHORT-TERM INVESTMENT                           0.14%
-------------------------------------------------------
TOTAL VALUE OF SECURITIES                     100.02%
-------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS                                 (0.02%)
-------------------------------------------------------
TOTAL NET ASSETS                              100.00%
-------------------------------------------------------



Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

                                            PERCENTAGE
TOP 10 EQUITY HOLDINGS                    OF NET ASSETS
-------------------------------------------------------
McDermott International                        0.93%
Weatherford International                      0.92%
Nymex Holdings                                 0.90%
Smith International                            0.86%
Crown Castle International                     0.86%
Fluor                                          0.85%
Northern Trust                                 0.83%
Precision Castparts                            0.83%
Cameron International                          0.82%
Foster Wheeler                                 0.81%
-------------------------------------------------------
TOTAL                                          8.61%
-------------------------------------------------------





                  LVIP T. Rowe Price Structured Mid-Cap Growth Fund-3

LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND
STATEMENT OF NET ASSETS
December 31, 2007



                                                         NUMBER OF      VALUE
                                                           SHARES     (U.S. $)
     COMMON STOCK-99.88%
     AEROSPACE & DEFENSE-2.28%
  +  Alliant Techsystems...............................     7,500   $    853,200
     Empresa Brasileira de Aeronautica ADR.............    20,400        930,036
     Precision Castparts...............................    16,000      2,219,200
     Rockwell Collins..................................    29,300      2,108,721
                                                                    ------------
                                                                       6,111,157
                                                                    ------------
     AIR FREIGHT & LOGISTICS-1.31%
     Expeditors International Washington...............    33,500      1,496,780
     Robinson (C.H.) Worldwide.........................    27,000      1,461,240
     UTi Worldwide.....................................    28,000        548,800
                                                                    ------------
                                                                       3,506,820
                                                                    ------------
     AIRLINES-0.46%
     SkyWest...........................................    23,100        620,235
     Southwest Airlines................................    49,700        606,340
                                                                    ------------
                                                                       1,226,575
                                                                    ------------
     AUTO COMPONENTS-0.54%
     Gentex............................................    26,200        465,574
     WABCO Holdings....................................    19,600        981,764
                                                                    ------------
                                                                       1,447,338
                                                                    ------------
     AUTOMOBILES-0.81%
     Harley-Davidson...................................    33,300      1,555,443
     Thor Industries...................................     8,600        326,886
     Winnebago Industries..............................    13,600        285,872
                                                                    ------------
                                                                       2,168,201
                                                                    ------------
     BEVERAGES-0.47%
     Brown-Forman Class B..............................    17,200      1,274,692
                                                                    ------------
                                                                       1,274,692
                                                                    ------------
     BIOTECHNOLOGY-1.97%
  +  Alkermes..........................................    21,400        333,626
  +  Amylin Pharmaceuticals............................     7,700        284,900
  +  Celgene...........................................    14,200        656,182
  +  Cephalon..........................................    17,600      1,262,976
  +  Genzyme...........................................    16,700      1,243,148
  +  Martek Biosciences................................    14,800        437,784
  +  Medarex...........................................    34,900        363,658
  +  Theravance........................................    16,500        321,750
  +  Vertex Pharmaceuticals............................    17,000        394,910
                                                                    ------------
                                                                       5,298,934
                                                                    ------------
     CAPITAL MARKETS-4.45%
  +  Affiliated Managers Group.........................     8,400        986,664
     Bear Stearns......................................     7,100        626,575
     BlackRock.........................................     6,200      1,344,160
     Eaton Vance.......................................    24,300      1,103,463
     Federated Investors Class B.......................    22,900        942,564
  +  Interactive Brokers Group Class A.................    21,700        701,344
     Janus Capital Group...............................    23,800        781,830
     Lazard Class A....................................    32,000      1,301,760
     Legg Mason........................................     8,150        596,173
     Northern Trust....................................    29,100      2,228,478
     optionsXpress Holdings............................    20,300        686,546
     SEI Investments...................................    19,900        640,183
                                                                    ------------
                                                                      11,939,740
                                                                    ------------
     CHEMICALS-0.72%
     Ecolab............................................    24,900      1,275,129
     Sigma-Aldrich.....................................    12,000        655,200
                                                                    ------------
                                                                       1,930,329
                                                                    ------------
     COMMERCIAL BANKS-0.72%
     City National.....................................     5,600        333,480
     East West Bancorp.................................    17,000        411,910
     First Horizon National............................     9,900        179,685
  +  SVB Financial Group...............................    12,500        630,000
     UCBH Holdings.....................................    27,400        387,984
                                                                    ------------
                                                                       1,943,059
                                                                    ------------
     COMMERCIAL SERVICES & SUPPLIES-4.24%
  +  American Reprographics............................    43,600        718,528
     Avery Dennison....................................     8,800        467,632
     Cintas............................................    17,500        588,350
     Corporate Executive Board.........................    12,800        769,280
     Dun & Bradstreet..................................     8,400        744,492
     Equifax...........................................    16,300        592,668
     HNI...............................................     9,000        315,540
     Manpower..........................................    12,600        716,940
  +  Monster Worldwide.................................    30,900      1,001,160
     Republic Services.................................    53,250      1,669,388
     Ritchie Bros Auctioneers..........................    20,100      1,662,270
     Robert Half International.........................    29,600        800,384
  +  Stericycle........................................    22,600      1,342,440
                                                                    ------------
                                                                      11,389,072
                                                                    ------------
     COMMUNICATIONS EQUIPMENT-1.21%
  +  F5 Networks.......................................    25,500        727,260
  +  Foundry Networks..................................    28,600        501,072
  +  JDS Uniphase......................................    39,300        522,690
  +  Juniper Networks..................................    45,300      1,503,960
                                                                    ------------
                                                                       3,254,982
                                                                    ------------
     COMPUTERS & PERIPHERALS-1.71%
  +  Logitech International............................    19,700        721,808
  +  Network Appliance.................................    77,700      1,939,392
  +  QLogic............................................    39,400        559,480
     Seagate Technology................................    53,400      1,361,700
                                                                    ------------
                                                                       4,582,380
                                                                    ------------
     CONSTRUCTION & ENGINEERING-2.27%
     Fluor.............................................    15,700      2,287,804

                  LVIP T. Rowe Price Structured Mid-Cap Growth Fund-4

LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND
STATEMENT OF NET ASSETS (CONTINUED)


                                                         NUMBER OF      VALUE
                                                           SHARES     (U.S. $)
     COMMON STOCK (CONTINUED)
     CONSTRUCTION & ENGINEERING (CONTINUED)
  +  Foster Wheeler....................................    14,100   $  2,185,782
  +  Quanta Services...................................    61,800      1,621,632
                                                                    ------------
                                                                       6,095,218
                                                                    ------------
     DIVERSIFIED CONSUMER SERVICES-1.30%
  +  Apollo Group Class A..............................    18,305      1,284,096
     Block (H&R).......................................    21,800        404,826
     DeVry.............................................    19,100        992,436
  +  ITT Educational Services..........................     9,400        801,538
                                                                    ------------
                                                                       3,482,896
                                                                    ------------
     DIVERSIFIED FINANCIAL SERVICES-2.28%
  +  IntercontinentalExchange..........................    11,000      2,117,500
     Moody's...........................................    44,700      1,595,790
     Nymex Holdings....................................    18,100      2,418,341
                                                                    ------------
                                                                       6,131,631
                                                                    ------------
     DIVERSIFIED TELECOMMUNICATIONS SERVICES-0.61%
  +  Leap Wireless International.......................    25,100      1,170,664
  +  NeuStar Class A...................................    16,100        461,748
                                                                    ------------
                                                                       1,632,412
                                                                    ------------
     ELECTRIC UTILITIES-0.69%
  +  Reliant Energy....................................    70,200      1,842,048
                                                                    ------------
                                                                       1,842,048
                                                                    ------------
     ELECTRICAL EQUIPMENT-1.33%
     AMETEK............................................    25,200      1,180,368
  +  General Cable.....................................    10,100        740,128
  +  II-VI.............................................    16,000        488,800
     Roper Industries..................................    18,600      1,163,244
                                                                    ------------
                                                                       3,572,540
                                                                    ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS-1.16%
  +  Cogent............................................    34,100        380,215
  +  Dolby Laboratories Class A........................    17,400        865,128
  +  FLIR Systems......................................    18,200        569,660
     Jabil Circuit.....................................    51,400        784,878
     National Instruments..............................    15,150        504,950
                                                                    ------------
                                                                       3,104,831
                                                                    ------------
     ENERGY EQUIPMENT & SERVICES-5.16%
     BJ Services.......................................    27,500        667,150
  +  Cameron International.............................    45,600      2,194,728
  +  Core Laboratories.................................    15,200      1,895,744
     Diamond Offshore Drilling.........................    10,300      1,462,600
  +  FMC Technologies..................................    35,300      2,001,510
  +  Nabors Industries.................................    22,100        605,319
     Smith International...............................    31,400      2,318,890
  +  TETRA Technologies................................    15,900        247,563
  +  Weatherford International.........................    35,900      2,462,740
                                                                    ------------
                                                                      13,856,244
                                                                    ------------
     FOOD PRODUCTS-1.17%
     Hershey...........................................    22,600        890,440
     McCormick.........................................    23,400        887,094
     Wrigley (WM) Jr. .................................    23,175      1,356,896
                                                                    ------------
                                                                       3,134,430
                                                                    ------------
     HEALTH CARE EQUIPMENT & SUPPLIES-4.92%
  +  American Medical System Holdings..................    22,000        318,120
  +  Arthrocare........................................    17,200        826,460
     Bard (C.R.).......................................    16,400      1,554,720
     Becton Dickinson..................................     5,300        442,974
     DENTSPLY International............................    18,600        837,372
  +  Edwards Lifesciences..............................     7,400        340,326
  +  Gen-Probe.........................................    12,700        799,211
  +  Hologic...........................................    10,100        693,264
  +  Integra LifeSciences Holdings.....................    16,000        670,880
  +  Intuitive Surgical................................     4,500      1,460,250
  +  Masimo............................................    14,400        568,080
  +  ResMed............................................    20,200      1,061,106
  +  St. Jude Medical..................................    48,400      1,966,976
  +  Varian Medical Systems............................    12,400        646,784
  +  Zimmer Holdings...................................    15,300      1,012,095
                                                                    ------------
                                                                      13,198,618
                                                                    ------------
     HEALTH CARE PROVIDERS & SERVICES-5.13%
     CIGNA.............................................    36,300      1,950,399
  +  Coventry Health Care..............................    19,950      1,182,038
  +  DaVita............................................    11,200        631,120
  +  Express Scripts...................................    29,600      2,160,800
  +  Health Net........................................    22,400      1,081,920
  +  Healthways........................................    10,600        619,464
  +  Humana............................................    17,000      1,280,270
  +  Laboratory Corporation of America Holdings........    15,200      1,148,056
  +  Lincare Holdings..................................    26,200        921,192
     McKesson..........................................    11,800        773,018
  +  Patterson Companies...............................    12,800        434,560
     Quest Diagnostics.................................    16,200        856,980
  +  Schein (Henry)....................................    12,100        742,940
                                                                    ------------
                                                                      13,782,757
                                                                    ------------
     HOTELS, RESTAURANTS & LEISURE-4.33%
     Boyd Gaming.......................................     8,600        293,002
     Choice Hotels International.......................    23,500        780,200
     International Game Technology.....................    37,800      1,660,554
     Marriott International Class A....................    45,700      1,562,026
  +  Melco PBL Entertainment Macau ADR.................    47,600        550,256
  +  Panera Bread Class A..............................    10,200        365,364
     Royal Caribbean Cruises...........................    11,100        471,084
     Starwood Hotels & Resorts Worldwide...............    24,900      1,096,347
     Tim Hortons.......................................    29,600      1,093,128
  +  WMS Industries....................................    14,250        522,120

                  LVIP T. Rowe Price Structured Mid-Cap Growth Fund-5

LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND
STATEMENT OF NET ASSETS (CONTINUED)


                                                         NUMBER OF      VALUE
                                                           SHARES     (U.S. $)
     COMMON STOCK (CONTINUED)
     HOTELS, RESTAURANTS & LEISURE (CONTINUED)
  +  Wynn Resorts......................................     9,400   $  1,054,022
     Yum Brands........................................    57,100      2,185,217
                                                                    ------------
                                                                      11,633,320
                                                                    ------------
     HOUSEHOLD DURABLES-0.46%
     Centex............................................     7,800        197,028
     KB HOME...........................................    12,700        274,320
     Lennar Class A....................................    13,900        248,671
     Pulte Homes.......................................    21,700        228,718
  +  Toll Brothers.....................................    13,800        276,828
                                                                    ------------
                                                                       1,225,565
                                                                    ------------
     HOUSEHOLD PRODUCTS-0.34%
     Clorox............................................    14,200        925,414
                                                                    ------------
                                                                         925,414
                                                                    ------------
     INDEPENDANT POWER PRODUCERS & ENERGY TRADERS-0.53%
  +  AES...............................................    67,100      1,435,269
                                                                    ------------
                                                                       1,435,269
                                                                    ------------
     INDUSTRIAL CONGLOMERATES-0.93%
  +  McDermott International...........................    42,100      2,485,163
                                                                    ------------
                                                                       2,485,163
                                                                    ------------
     INSURANCE-2.23%
     Ambac Financial Group.............................    22,000        566,940
     Aon...............................................    12,500        596,125
  +  Arch Capital Group................................    12,800        900,480
     Assurant..........................................    10,300        689,070
     AXIS Capital Holdings.............................    10,800        420,876
     Brown & Brown.....................................    14,400        338,400
  +  Markel............................................       900        441,990
     MBIA..............................................    22,200        413,586
  +  Philadelphia Consolidated Holding.................    19,300        759,455
     RenaissanceRe Holdings............................     7,000        421,680
     Willis Group Holdings.............................    11,700        444,249
                                                                    ------------
                                                                       5,992,851
                                                                    ------------
     INTERNET & CATOLOG RETAIL-0.60%
  +  Expedia...........................................    38,300      1,211,046
  +  VistaPrint........................................     9,300        398,505
                                                                    ------------
                                                                       1,609,551
                                                                    ------------
     INTERNET SOFTWARE & SERVICES-1.16%
  +  Baidu.com ADR.....................................     1,700        663,663
  +  Digital River.....................................    16,000        529,120
  +  Sina..............................................    14,900        660,219
  +  VeriSign..........................................    33,900      1,274,979
                                                                    ------------
                                                                       3,127,981
                                                                    ------------
     IT SERVICES-3.21%
  +  Cognizant Technology Solutions Class A............    44,600      1,513,724
  +  DST Systems.......................................     6,600        544,830
     Fidelity National Information Services............     8,000        332,720
  +  Fiserv............................................    10,200        565,998
     Global Payments...................................     9,600        446,592
  +  Iron Mountain.....................................    22,625        837,578
     Paychex...........................................    50,300      1,821,866
  +  Perot Systems Class A.............................    43,700        589,950
     Satyam Computer Services ADR......................    36,600        977,952
     Western Union.....................................    41,000        995,480
                                                                    ------------
                                                                       8,626,690
                                                                    ------------
     LEISURE EQUIPMENT & PRODUCTS-0.25%
     Mattel............................................    35,100        668,304
                                                                    ------------
                                                                         668,304
                                                                    ------------
     LIFE SCIENCES TOOLS & SERVICES-2.76%
     Applera-Applied Biosystems Group..................    15,600        529,152
  +  Charles River Laboratories International..........    19,700      1,296,260
  +  Illumina..........................................    13,100        776,306
  +  Invitrogen........................................    12,700      1,186,307
  +  Millipore.........................................    10,300        753,754
  +  Qiagen............................................    23,100        486,255
  +  Techne............................................    13,800        911,490
  +  Waters............................................    18,700      1,478,609
                                                                    ------------
                                                                       7,418,133
                                                                    ------------
     MACHINERY-2.32%
     Donaldson.........................................    29,600      1,372,848
     Graco.............................................    20,100        748,926
     IDEX..............................................    21,625        781,311
     ITT...............................................    13,300        878,332
     Joy Global........................................    20,400      1,342,728
     Pall..............................................    14,000        564,480
  +  Terex.............................................     8,100        531,117
                                                                    ------------
                                                                       6,219,742
                                                                    ------------
     MEDIA-4.46%
  +  Cablevision Systems Class A.......................    14,500        355,250
  +  Central European Media Enterprises................     5,200        603,096
  +  Clear Channel Outdoor Holdings Class A............    50,800      1,405,128
  +  CTC Media.........................................    32,700        987,540
  +  DreamWorks Animation SKG Class A..................    14,300        365,222
  +  Focus Media Holding ADR...........................    19,200      1,090,752
  +  Lamar Advertising Class A.........................    25,800      1,240,206
     McGraw-Hill Companies.............................    37,500      1,642,875
     Meredith..........................................     6,000        329,880
     Omnicom Group.....................................    41,900      1,991,507
     Shaw Communications Class B.......................    29,600        700,928
     WPP Group ADR.....................................    19,400      1,247,226
                                                                    ------------
                                                                      11,959,610
                                                                    ------------

                  LVIP T. Rowe Price Structured Mid-Cap Growth Fund-6

LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND
STATEMENT OF NET ASSETS (CONTINUED)


                                                         NUMBER OF      VALUE
                                                           SHARES     (U.S. $)
     COMMON STOCK (CONTINUED)
     METALS & MINING-1.12%
     Agnico-Eagle Mines................................    18,400   $  1,005,192
     Carpenter Technology..............................    26,600      1,999,522
                                                                    ------------
                                                                       3,004,714
                                                                    ------------
     MULTILINE RETAIL-0.13%
     Family Dollar Stores..............................    17,500        336,525
                                                                    ------------
                                                                         336,525
                                                                    ------------
     OFFICE ELECTRONICS-0.15%
  +  Zebra Technologies................................    11,750        407,725
                                                                    ------------
                                                                         407,725
                                                                    ------------
     OIL, GAS & CONSUMABLE FUELS-5.01%
     Arch Coal.........................................    23,100      1,037,883
  +  Bill Barrett......................................     9,700        406,139
     Cabot Oil & Gas...................................    13,800        557,106
  +  Compton Petroleum.................................    57,100        525,320
     Consol Energy.....................................    26,300      1,880,976
     Foundation Coal Holdings..........................    29,000      1,522,500
  +  Mariner Energy....................................    21,400        489,632
     Murphy Oil........................................    24,700      2,095,548
  +  SandRidge Energy..................................    18,700        670,582
  +  Ultra Petroleum...................................    23,600      1,687,400
     Williams Companies................................    57,000      2,039,460
     XTO Energy........................................    10,666        547,819
                                                                    ------------
                                                                      13,460,365
                                                                    ------------
     PERSONAL PRODUCTS-0.64%
     Avon Products.....................................    43,400      1,715,602
                                                                    ------------
                                                                       1,715,602
                                                                    ------------
     PHARMACEUTICALS-1.47%
     Allergan..........................................    34,014      2,185,059
  +  Elan ADR..........................................    37,400        822,052
  +  Sepracor..........................................    14,300        375,375
  +  Warner Chilcott Class A...........................    31,300        554,949
                                                                    ------------
                                                                       3,937,435
                                                                    ------------
     ROAD & RAIL-0.49%
     Landstar System...................................    31,200      1,315,080
                                                                    ------------
                                                                       1,315,080
                                                                    ------------
     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-6.86%
     Altera............................................    82,400      1,591,968
     Analog Devices....................................    49,600      1,572,320
  +  Broadcom Class A..................................    58,650      1,533,111
  +  Cymer.............................................    10,200        397,086
  +  Fairchild Semiconductor International.............    24,400        352,092
  +  Integrated Device Technology......................    36,200        409,422
     Intersil Class A..................................    17,500        428,400
     KLA-Tencor........................................     7,100        341,936
  +  Lam Research......................................     7,400        319,902
     Linear Technology.................................    49,800      1,585,134
  +  Marvell Technology Group..........................    59,400        830,412
     Maxim Integrated Products.........................    51,600      1,366,368
  +  MEMC Electronic Materials.........................    24,500      2,168,004
     Microchip Technology..............................    49,300      1,549,006
     National Semiconductor............................    48,100      1,088,984
  +  ON Semiconductor..................................    46,300        411,144
  +  Silicon Laboratories..............................    18,400        688,712
  +  Teradyne..........................................    23,600        244,024
     Xilinx............................................    70,700      1,546,209
                                                                    ------------
                                                                      18,424,234
                                                                    ------------
     SOFTWARE-5.74%
     +Activision.......................................    50,888      1,511,374
     +Autodesk.........................................    40,800      2,030,208
     +Cadence Design Systems...........................    19,600        333,396
     +Citrix Systems...................................    24,000        912,240
     +Electronic Arts..................................    35,200      2,056,031
     FactSet Research Systems..........................    20,350      1,133,495
     Henry (Jack) & Associates.........................    20,200        491,668
     +Intuit...........................................    37,500      1,185,375
     +McAfee...........................................    22,500        843,750
     +Red Hat..........................................    98,500      2,052,739
     +salesforce.com...................................    19,500      1,222,455
     +Symantec.........................................    26,000        419,640
     +Synopsys.........................................    16,600        430,438
     +THQ..............................................    27,750        782,273
                                                                    ------------
                                                                      15,405,082
                                                                    ------------
     SPECIALTY RETAIL-3.63%
     Advance Auto Parts................................     9,100        345,709
  +  AnnTaylor Stores..................................    16,800        429,408
  +  Bed Bath & Beyond.................................    33,800        993,382
  +  Dick's Sporting Goods.............................    13,200        366,432
     Men's Wearhouse...................................     9,950        268,451
  +  O'Reilly Automotive...............................    11,000        356,730
     PETsMART..........................................    20,000        470,600
     Ross Stores.......................................    35,800        915,406
     Staples...........................................    40,800        941,256
     Tiffany & Co. ....................................    29,700      1,367,091
     TJX Companies.....................................    56,400      1,620,372
  +  Tractor Supply....................................     8,700        312,678
  +  Urban Outfitters..................................    23,500        640,610
     Williams-Sonoma...................................    27,400        709,660
                                                                    ------------
                                                                       9,737,785
                                                                    ------------

                  LVIP T. Rowe Price Structured Mid-Cap Growth Fund-7

LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND
STATEMENT OF NET ASSETS (CONTINUED)


                                                         NUMBER OF      VALUE
                                                           SHARES     (U.S. $)
     COMMON STOCK (CONTINUED)
     TEXTILES, APPAREL & LUXURY GOODS-0.58%
  +  Coach.............................................    51,200   $  1,565,696
                                                                    ------------
                                                                       1,565,696
                                                                    ------------
     TRADING COMPANIES & DISTRIBUTORS-0.73%
     Fastenal..........................................    21,600        873,072
     Grainger (W.W.)...................................    12,300      1,076,496
                                                                    ------------
                                                                       1,949,568
                                                                    ------------
     WIRELESS TELECOMMUNCIATION SERVICES-2.84%
  +  American Tower Class A............................    49,000      2,087,400
  +  Crown Castle International........................    55,400      2,304,640
  +  MetroPCS Communications...........................    32,800        637,960
  +  NII Holdings......................................    18,900        913,248
  +  SBA Communications Class A........................    49,500      1,675,080
                                                                    ------------
                                                                       7,618,328
                                                                    ------------
     TOTAL COMMON STOCK
      (COST $203,223,624).............................               268,112,636
                                                                    ------------
     SHORT-TERM INVESTMENT-0.14%
     MONEY MARKET INSTRUMENT-0.14%
     Dreyfus Cash Management Fund......................   389,438        389,438
                                                                    ------------
     TOTAL SHORT-TERM INVESTMENT
      (COST $389,438).................................                   389,438
                                                                    ------------





TOTAL VALUE OF SECURITIES-100.02% (COST $203,613,062).........................     268,502,074
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.02%).......................         (64,116)
                                                                                 -------------
NET ASSETS APPLICABLE TO 19,998,343 SHARES OUTSTANDING-100.00%................   $ 268,437,958
                                                                                 =============
NET ASSET VALUE-LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND STANDARD
  CLASS
  ($247,671,139 / 18,434,679 SHARES)..........................................         $13.435
                                                                                       =======
NET ASSET VALUE-LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND SERVICE
  CLASS
  ($20,766,819 / 1,563,664 SHARES)............................................         $13.281
                                                                                       =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par)................   $ 364,217,354
Accumulated net realized loss on investments..................................    (160,668,415)
Net unrealized appreciation of investments and foreign currencies.............      64,889,019
                                                                                 -------------
Total net assets..............................................................   $ 268,437,958
                                                                                 =============




----------
+ Non-income producing security for the year ended December 31, 2007.

ADR-American Depositary Receipt

                             See accompanying notes



                  LVIP T. Rowe Price Structured Mid-Cap Growth Fund-8

LVIP T. ROWE PRICE STRUCTURED MID-CAP
GROWTH FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2007


INVESTMENT INCOME:
Dividends............................   $ 2,220,909
Interest.............................        38,568
Foreign tax withheld.................        (8,715)
                                        -----------
                                          2,250,762
                                        -----------
EXPENSES:
Management fees......................     2,099,163
Accounting and administration
 expenses...........................        143,198
Reports and statements to
 shareholders.......................         49,930
Distribution expenses-Service Class..        40,837
Professional fees....................        25,539
Custodian fees.......................        16,956
Trustees' fees.......................         5,931
Other................................        13,317
                                        -----------
                                          2,394,871
Less expense paid indirectly.........        (5,106)
                                        -----------
Total operating expenses.............     2,389,765
                                        -----------
NET INVESTMENT LOSS..................      (139,003)
                                        -----------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain on investments.....    37,765,579
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies.........................        698,223
                                        -----------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN
 CURRENCIES.........................     38,463,802
                                        -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS....................    $38,324,799
                                        ===========




                             See accompanying notes


LVIP T. ROWE PRICE STRUCTURED MID-CAP
GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS



                                          YEAR ENDED
                                   12/31/07       12/31/06
                                 ------------   ------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment loss...........   $   (139,003)  $    (18,499)
Net realized gain on
 investments.................      37,765,579     15,714,718
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies..................         698,223      9,711,547
                                 ------------   ------------
Net increase in net assets
 resulting from operations...      38,324,799     25,407,766
                                 ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class..............      19,497,635     32,749,536
 Service Class...............      12,440,997      7,878,367
                                 ------------   ------------
                                   31,938,632     40,627,903
                                 ------------   ------------
Cost of shares repurchased:
 Standard Class..............     (90,750,484)   (47,731,193)
 Service Class...............      (6,561,590)    (2,046,625)
                                 ------------   ------------
                                  (97,312,074)   (49,777,818)
                                 ------------   ------------
Decrease in net assets derived
 from capital share
 transactions................     (65,373,442)    (9,149,915)
                                 ------------   ------------
NET INCREASE (DECREASE) IN NET
 ASSETS......................     (27,048,643)    16,257,851
NET ASSETS:
Beginning of year.............    295,486,601    279,228,750
                                 ------------   ------------
End of year (there was no
 undistributed net investment
 income at either year end)..    $268,437,958   $295,486,601
                                 ============   ============




                             See accompanying notes


                  LVIP T. Rowe Price Structured Mid-Cap Growth Fund-9

LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                 LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND
                                                                                  STANDARD CLASS
                                                                                 YEAR ENDED
                                               12/31/07         12/31/06          12/31/05          12/31/04(1)         12/31/03(2)
                                               ------------------------------------------------------------------------------------
Net asset value, beginning of period........   $ 11.828         $ 10.824          $  9.857            $  8.672            $  6.539

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(3)......................     (0.004)              --            (0.026)             (0.039)             (0.029)
Net realized and unrealized gain on
 investments and foreign currencies........       1.611            1.004             0.993               1.224               2.162
                                               --------         --------          --------            --------            --------
Total from investment operations............      1.607            1.004             0.967               1.185               2.133
                                               --------         --------          --------            --------            --------

Net asset value, end of period..............   $ 13.435         $ 11.828          $ 10.824            $  9.857            $  8.672
                                               ========         ========          ========            ========            ========

Total return(4).............................     13.59%            9.28%             9.81%              13.66%              32.62%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....   $247,671         $282,397          $272,838            $269,192            $267,451
Ratio of expenses to average net assets.....      0.82%            0.85%             0.87%               0.91%               0.90%
Ratio of net investment loss to average net
 assets....................................      (0.03%)           0.00%            (0.26%)             (0.44%)             (0.39%)
Portfolio turnover..........................        35%              41%               38%                106%                 94%



----------
(1) Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the Fund's sub-advisor.

(2) Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc. was merged into the Fund. The financial highlights for periods prior to April 30,2003 reflect the performance history of the Lincoln National Aggressive Growth Fund, Inc.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes


                 LVIP T. Rowe Price Structured Mid-Cap Growth Fund-10

LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND SERVICE CLASS
                                                                           YEAR ENDED
                                               12/31/07          12/31/06          12/31/05          12/31/04(1)
                                               -----------------------------------------------------------------
Net asset value, beginning of period........    $11.722           $10.754           $ 9.817            $ 8.659

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(3)......................     (0.037)           (0.028)           (0.051)            (0.061)
Net realized and unrealized gain on
 investments and foreign currencies........       1.596             0.996             0.988              1.219
                                                -------           -------           -------            -------
Total from investment operations............      1.559             0.968             0.937              1.158
                                                -------           -------           -------            -------

Net asset value, end of period..............    $13.281           $11.722           $10.754            $ 9.817
                                                =======           =======           =======            =======

Total return(4).............................     13.30%             9.00%             9.54%             13.37%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....    $20,767           $13,090           $ 6,391            $ 2,203
Ratio of expenses to average net assets.....      1.07%             1.10%             1.12%              1.16%
Ratio of net investment loss to average net
 assets....................................      (0.28%)           (0.25%)           (0.51%)            (0.69%)
Portfolio turnover..........................        35%               41%               38%               106%
                                                 LVIP T.
                                               ROWE PRICE
                                               STRUCTURED
                                                 MID-CAP
                                                 GROWTH
                                                  FUND
                                                 SERVICE
                                                  CLASS
                                               5/15/03(2)
                                                   TO
                                                12/31/03
                                               ----------
Net asset value, beginning of period........     $ 7.172

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(3)......................      (0.029)
Net realized and unrealized gain on
 investments and foreign currencies........        1.516
                                                 -------
Total from investment operations............       1.487
                                                 -------

Net asset value, end of period..............     $ 8.659
                                                 =======

Total return(4).............................      20.73%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....     $   693
Ratio of expenses to average net assets.....       1.11%
Ratio of net investment loss to average net
 assets....................................       (0.57%)
Portfolio turnover..........................       94%(5)



----------
(1) Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the Fund's sub-advisor.

(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

(5) Portfolio turnover is representative of the Fund for the entire year.

                             See accompanying notes


                 LVIP T. Rowe Price Structured Mid-Cap Growth Fund-11

LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 31 series. These financial statements and the related notes pertain to the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (formerly the Aggressive Growth Fund) (the "Fund"). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust are allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.


                 LVIP T. Rowe Price Structured Mid-Cap Growth Fund-12

LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gains on investment in the accompanying financial statements and totaled $219 for the year ended December 31, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Lincoln Investment Advisors Corporation (LIA) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. LIA is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIA receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund; 0.70% of the next $200 million; and 0.65% of the average daily net assets of the Fund in excess of $400 million.

Prior to April 30, 2007, Delaware Management Company, a series of Delaware Management Business Trust and subsidiary of LNC, acted as the Fund's investment advisor and was compensated according to the same advisory fee rate.

LIA has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is 0.05% of average daily net assets in excess of $750 million. This waiver will renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

T. Rowe Price (the "Sub-Advisor") is responsible for the day-to-day management of the Fund's investment portfolio. For these services, LIA, not the Fund, pays the Sub-Advisor at an annual rate of 0.50% on the first $250 million of the Fund's average daily net assets; 0.45% of the next $500 million; and 0.40% of any excess of the Fund's average daily net assets over $750 million.

Effective October 1, 2007, Mellon Bank, N.A. provides fund accounting and financial administration services to the Fund. For these services, the Fund pays Mellon a monthly fee based on average net assets, subject to certain minimums.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets. Prior to October 1, 2007, DSC provided fund accounting and financial administration to the Fund for which it received a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2007, the Fund was charged $103,956 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust was charged $553,000 for the year ended December 31, 2007, which was allocated to the funds based on average net assets. In addition, the cost of certain support services provided by Lincoln life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2007, fees for administrative and support services amounted to $12,577 and $2,694, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2007, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIA..........   $168,639
Fees Payable to DSC.....................        572
Distribution Fees Payable to LFD .......      4,359


The Fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds, trusts, and other accounts managed by T. Rowe Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. There were no investments in the Reserve Funds for the year ended December 31, 2007.

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2007, the Fund made purchases of $97,690,154 and sales of $162,676,023 of investment securities other than short-term investments.

At December 31, 2007, the cost of investments for federal income tax purposes was $204,500,622. At December 31, 2007, net unrealized appreciation was $64,001,452, of which $78,321,931 related to unrealized appreciation of investments and $14,320,479 related to unrealized depreciation of investments.


                 LVIP T. Rowe Price Structured Mid-Cap Growth Fund-13

LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no distributions paid during the years ended December 31, 2007 and 2006.

5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest........   $ 364,217,354
Capital loss carryforwards...........    (159,780,855)
Unrealized appreciation of
  investments and foreign
  currencies.........................      64,001,459
                                        -------------
Net assets...........................   $ 268,437,958
                                        =============



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Fund recorded the following reclassifications:

ACCUMULATED NET      PAID-IN
INVESTMENT LOSS      CAPITAL
---------------    ----------
    $139,003       $(139,003)


For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $37,796,618 was utilized in 2007. Capital loss carryforwards remaining at December 31, 2007 will expire as follows: $67,784,083 expires in 2009, $76,089,467 expires in 2010 and
$15,907,305 expires in 2011.

6. CAPITAL SHARES
Transactions in capital shares were as follows:

                                YEAR ENDED         YEAR ENDED
                                 12/31/07           12/31/06
                                ----------         ----------
Shares sold:
 Standard Class.............     1,531,377          2,925,002
 Service Class..............       963,214            705,994
                                ----------         ----------
                                 2,494,591          3,630,996
                                ----------         ----------
Shares repurchased:
 Standard Class.............    (6,971,064)        (4,256,272)
 Service Class..............      (516,272)          (183,571)
                                ----------         ----------
                                (7,487,336)        (4,439,843)
                                ----------         ----------
Net decrease.................   (4,992,745)          (808,847)
                                ==========         ==========





7. MARKET RISK
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

8. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                 LVIP T. Rowe Price Structured Mid-Cap Growth Fund-14

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
LVIP T. Rowe Price Structured Mid-Cap Growth Fund

We have audited the accompanying statement of net assets of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 14, 2008


                 LVIP T. Rowe Price Structured Mid-Cap Growth Fund-15

LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND
OTHER FUND INFORMATION

APPROVAL OF SUB-ADVISORY AGREEMENT

On August 13, 2007, the Board of Trustees of Lincoln Variable Insurance Products Trust (the "Trust"), met to consider, among other things, the renewal of the sub-advisory agreement with T. Rowe Price & Associates, Inc. ("TRP") for the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (the "Fund").

The Independent Trustees reported that they had requested and reviewed materials provided by Lincoln Investment Advisors Corporation ("LIAC") and TRP prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment advisory and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, TRP provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including its Form ADV, information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information for the Fund compared to the performance of a peer group of funds and/or a securities market index and data comparing the Fund's sub-advisory fees to an expense peer group of funds and/or to similarly managed funds. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the "interested" Trustee and officers and employees of Lincoln Life and LIAC to consider renewal of the sub-advisory agreement for the Fund.

In considering the renewal of the investment sub-advisory agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. With respect to the sub-advisory agreement for the Fund, the Independent Trustees noted that although the investment management agreement with LIAC was not currently being reviewed, LIAC's performance in supervising TRP to date has been satisfactory. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund to renew the sub-advisory agreement and accordingly, recommended to the Board of Trustees the renewal of the agreement.

SUB-ADVISORY AGREEMENT

In considering the renewal of the sub-advisory agreement between LIAC and TRP on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by TRP under the sub-advisory agreement. The Independent Trustees reviewed the services provided by TRP, the background of the investment professionals servicing the Fund and the reputation, resources, investment approach and brokerage arrangements of TRP. The Independent Trustees reviewed the investment performance of the Fund compared to its Lipper performance peer group and a securities market index. With respect to the Fund's relative underperformance in the long-term, the Independent Trustees noted the portfolio manager's continued adherence to his conservative, diverse investment approach, and also noted the improved one-year performance, which was above the average of the Fund's Lipper performance peer group. The Independent Trustee concluded that the services provided by TRP were acceptable. The Independent Trustees considered the sub-advisory fee schedule, which contains breakpoints, and the fee rates charged to other registered funds managed by TRP and its standard advisory fee schedule for institutional accounts and concluded that the sub-advisory fee schedule was reasonable. With respect to profitability, the Independent Trustees considered that the sub-advisory fee schedule was negotiated at arm's length between Delaware Management Company ("DMC"), LIAC's predecessor, and TRP, an unaffiliated third party, and that LIAC compensates TRP from its fees. The Independent Trustees reviewed materials provided by TRP as to any additional benefits it receives and noted that TRP has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of TRP.

At the August 13th meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the renewal of the sub-advisory agreement and the fees and other amounts to be paid under the agreement.


                 LVIP T. Rowe Price Structured Mid-Cap Growth Fund-16

OFFICER/TRUSTEE INFORMATION FOR LINCOLN VIP TRUST


                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Kelly D.               Chairman,        Chairman since    Vice President, The Lincoln National             32        Lincoln
Clevenger(1)           President        August 1995;      Life Insurance Company.  Executive Vice                    Retirement
1300 S. Clinton        and Trustee      President and     President, Lincoln Retirement Services                     Services
Street                                  Trustee since     Company, LLC; Second Vice President,                       Company,
Fort Wayne, IN 46802                    November 1994     Lincoln Life & Annuity Company of New                      LLC
YOB: 1952                                                 York
Michael D. Coughlin    Trustee          Trustee since     Management Consultant, Coughlin                  32        Merrimack
1300 S. Clinton                         April 2007        Associates                                                 County
Street                                                                                                               Savings Bank;
Fort Wayne, IN 46802                                                                                                 Trustee of
YOB: 1942                                                                                                            Merrimack
                                                                                                                     Bankcorp, MHC.
Nancy L. Frisby        Trustee          Trustee since     Formerly: Senior Vice President and              32        N/A
1300 S. Clinton                         April 1992        Chief Financial Officer, DeSoto Memorial
Street                                                    Hospital
Fort Wayne, IN 46802
YOB: 1941
Elizabeth S. Hager     Trustee          Trustee since     Executive Director of United Way of              32        N/A
1300 S. Clinton                         April 2007        Merrimack County; Representative, New
Street                                                    Hampshire House of Representatives
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon          Trustee          Trustee since     Professor of Economics and Management,           32        N/A
1300 S. Clinton                         February 2006;    DePauw University
Street                                  Formerly:
Fort Wayne, IN 46802                    Advisory
YOB: 1948                               Trustee since
                                        November  2004
Thomas D. Rath         Trustee          Trustee since     Partner, Rath, Young and Pignatelli              32        Associated
1300 S. Clinton                         April 2007                                                                   Grocers
Street                                                                                                               of New England
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella      Trustee          Trustee since     President Emeritus, Indiana Health               32        Advisory Board
1300 S. Clinton                         February 1998     Association, Formerly: President,                          of
Street                                                    Indiana Hospital & Health Association                      Harris Bank
Fort Wayne, IN 46802
YOB: 1943
David H. Windley       Trustee          Trustee since     Retired Director of Blue & Co., LLC.             32        Meridian
1300 S. Clinton                         August 2004                                                                  Investment
Street                                                                                                               Advisors, Inc.
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary        Secretary since   Secretary, Lincoln VIP Trust; Formerly:         N/A        N/A
1300 S. Clinton                         February 1995     Secretary and Assistant Vice President,
Street                                                    The Lincoln National Life Insurance
Fort Wayne, IN 46802                                      Company
YOB: 1954
William P. Flory,      Second Vice      Second Vice       Second Vice President and Director of           N/A        N/A
Jr.(1)                 President and    President since   Separate Account Operations and Mutual
1300 S. Clinton        Chief            August 2007;      Fund Administration, The Lincoln
Street                 Accounting       Chief             National Life Insurance Company;
Fort Wayne, IN 46802   Officer          Accounting        Formerly: Second Vice President and
YOB: 1961                               Officer           Director of Corporate Procurement and
                                        since May 2006    Assistant Vice President of Separate
                                                          Account Operations and Mutual Fund
                                                          Administration, The Lincoln National
                                                          Life Insurance Company
Rise' C.M. Taylor(1)   Vice President   Vice President    Vice President and Treasurer, The               N/A        N/A
1300 S. Clinton        and              since August      Lincoln National Life Insurance Company;
Street                 Treasurer        2003 and          Vice President and Treasurer, Lincoln
Fort Wayne, IN 46802                    Treasurer since   Life & Annuity Company of New York
YOB: 1967                               May 2006;
                                        Formerly:
                                        Assistant
                                        Treasurer since
                                        August 2003
Kevin J. Adamson(1)    Second Vice      Second Vice       Second Vice President, Director of Funds        N/A        N/A
1300 S. Clinton        President        President since   Managements, The Lincoln National Life
Street                                  May 2006          Insurance Company; Formerly: Director of
Fort Wayne, IN 46802                                      Financial Operations, Swiss Re/Lincoln
YOB: 1966                                                 Re

                 LVIP T. Rowe Price Structured Mid-Cap Growth Fund-17

                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John A. Weston(1)      Chief            Chief             Vice President for Fund and Advisor             N/A        N/A
1300 S. Clinton        Compliance       Compliance        Compliance, The Lincoln National Life
Street                 Officer          Officer since     Insurance Company; Treasurer, Jefferson
Fort Wayne, IN 46802                    May 2007          Pilot Variable Fund, Inc.
YOB: 1959
Michael Schulitz(1)    Second Vice      Second Vice       Second Vice President, Product                  N/A        N/A
1300 S. Clinton        President        President since   Marketing, The Lincoln National Life
Street                                  August 2007       Insurance Company
Fort Wayne, IN 46802
YOB: 1968
David Weiss(1)         Assistant Vice   Assistant Vice    Assistant Vice President, Funds                 N/A        N/A
1300 S. Clinton        President        President since   Management Research, The Lincoln
Street                                  August 2007       National Life Insurance Company;
Fort Wayne, IN 46802                                      Formerly:  Director, Funds Management
YOB: 1976                                                 Research; Mutual Fund/Securities
                                                          Analyst; Senior Mutual Fund Analyst,
                                                          Jefferson Pilot Corp.



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                 LVIP T. Rowe Price Structured Mid-Cap Growth Fund-18

                                                      LVIP TEMPLETON GROWTH FUND

                             (TEMPLETON GROWTH LOGO)

                            LVIP Templeton Growth Fund
                              a series of Lincoln Variable
                              Insurance Products Trust
                            Annual Report
                            December 31, 2007





                                                      LVIP TEMPLETON GROWTH FUND


                                         (FORMERLY WORLD GROWTH STOCK PORTFOLIO,
                                A SERIES OF JEFFERSON PILOT VARIABLE FUND, INC.)

LVIP TEMPLETON GROWTH FUND

INDEX



COMMENTARY                                                                 1

DISCLOSURE OF FUND EXPENSES                                                2

COUNTRY AND SECTOR ALLOCATIONS AND  TOP 10 EQUITY HOLDINGS                 3

STATEMENT OF NET ASSETS                                                    4

STATEMENT OF OPERATIONS                                                    7

STATEMENTS OF CHANGES IN NET ASSETS                                        7

FINANCIAL HIGHLIGHTS                                                       8

NOTES TO FINANCIAL STATEMENTS                                             10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                   14

OTHER FUND INFORMATION                                                    15

OFFICER/TRUSTEE INFORMATION                                               16


LVIP TEMPLETON GROWTH FUND
2007 ANNUAL REPORT COMMENTARY


Managed by:
                                                                          (LOGO)

The Fund returned 8.01% (Standard Class with distributions reinvested) for the fiscal year ended December 31, 2007, while the benchmark, the Morgan Stanley Capital International (MSCI) World Index* returned 9.04%.

In 2007, most global equity markets posted strong total returns as they benefited from generally solid economic growth. For the Fund, stock selection and overweighting in the industrials and telecommunication services sectors, and stock selection in consumer staples, drove Fund performance versus the Index. Industrials sector top performers included Germany's Siemens and the U.K.'s G4S and Rolls-Royce Group. Key contributors in telecommunication services included Spain's Telefonica, U.K.-based Vodafone Group, Singapore Telecommunications and France Telecom. In consumer staples, the Fund benefited from positions in Switzerland's Nestle and U.K.-based Unilever. Underweighting and stock selection in the underperforming financials sector helped relative results. U.S. dollar weakness relative to many major foreign currencies enhanced equity returns for U.S.-based investors and contributed to the Fund's performance.

Conversely, stock selection and overweighting in the underperforming health care sector negatively affected the Fund's relative performance. Major detractors included U.S. companies Pfizer, Cooper Companies, Boston Scientific and Tenet Healthcare. At December 31, 2007, the Fund no longer held a position in Tenet Healthcare. Stock selection and underweighting in the strong-performing materials sector, particularly underweighting in metals and mining stocks, hindered relative returns. Our holding in Finland's UPM-Kymmene also hurt performance. Overweighted exposure and stock selection in the underperforming consumer discretionary sector also dampened relative returns, with share price declines in U.S. companies Chico's, Comcast and Time Warner.

At Templeton, our investment focus has always centered on individual companies and longer-term returns. We are confident that, regardless of the macroeconomic climate we might encounter in 2008, we should continue to find bargain security opportunities. This has been our experience for more than 60 years.

Peter Nori, CFA and Portfolio Management Team
Templeton Investment Counsel, LLC


Growth of $10,000 invested 12/31/1997 through 12/31/2007

(LINE GRAPH)

                                   TEMPLETON GROWTH
                                     FUND STANDARD     MSCI WORLD
                                     CLASS SHARES       NET INDEX
                                   ----------------    ----------
12/31/97                               10000.00         10000.00
                                       10285.00         12434.00
                                       12431.00         15534.00
                                       12622.00         13487.00
                                       11812.00         11218.00
                                        9843.00          8987.00
                                       13198.00         11962.00
                                       15647.00         13723.00
                                       17036.00         15025.00
                                       21488.00         18040.00
12/31/07                               23210.00         19670.00




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Templeton Growth Fund Standard Class shares on 12/31/97. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $23,210. For comparison, look at how the MSCI World Index did over the same period. The same $10,000 investment would have grown to $19,670. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense wiaver not been in effect.

Average annual total returns               Ended
on investment                            12/31/07
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
One Year                                   +8.01%
-------------------------------------------------
Five Years                                +18.72%
-------------------------------------------------
Ten Years                                  +8.79%
-------------------------------------------------
Service Class Shares
-------------------------------------------------
Inception (4/30/07)                         1.08%
-------------------------------------------------



* The MSCI World Index is composed of companies representative of the market structure of 47 developed and emerging market countries in the Americas, Europe/Middle East and Asia/Pacific regions.




                          LVIP Templeton Growth Fund-1

LVIP TEMPLETON GROWTH FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2007 TO DECEMBER 31, 2007

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's actual expenses shown in the table reflect fee waivers in effect. The Fund's expenses shown in the table reflect fee waivers in effect.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                  Expenses
                        Beginning      Ending                   Paid During
                         Account      Account     Annualized       Period
                          Value        Value        Expense      7/1/07 to
                          7/1/07      12/31/07       Ratio       12/31/07*
---------------------------------------------------------------------------
ACTUAL
Standard Class Shares   $1,000.00    $  988.00       0.81%         $4.06
Service Class Shares     1,000.00       987.00       1.02%          5.11
---------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares   $1,000.00    $1,021.12       0.81%         $4.13
Service Class Shares     1,000.00     1,020.06       1.02%          5.19
---------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                          LVIP Templeton Growth Fund-2

LVIP TEMPLETON GROWTH FUND

COUNTRY AND SECTOR ALLOCATIONS AND TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2007

Country and sector designations may be different than the country and sector designations presented in other Fund materials.


                                            PERCENTAGE
COUNTRY                                   OF NET ASSETS
-------------------------------------------------------
COMMON STOCK                                   94.00%
-------------------------------------------------------
Austria                                         0.92%
Bermuda                                         1.29%
Brazil                                          1.70%
Finland                                         1.55%
France                                          7.58%
Germany                                         6.06%
Hong Kong                                       1.41%
Israel                                          0.65%
Italy                                           3.20%
Japan                                           6.32%
Mexico                                          0.35%
Netherlands                                     3.86%
Norway                                          1.77%
Portugal                                        0.71%
Republic of Korea                               3.72%
Singapore                                       2.19%
South Africa                                    1.12%
Spain                                           1.87%
Sweden                                          0.44%
Switzerland                                     3.28%
Taiwan                                          0.64%
United Kingdom                                 17.43%
United States                                  25.94%
-------------------------------------------------------
SHORT-TERM INVESTMENT                           5.99%
-------------------------------------------------------
TOTAL VALUE OF SECURITIES                      99.99%
-------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES                                   0.01%
-------------------------------------------------------
TOTAL NET ASSETS                              100.00%
-------------------------------------------------------



Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any securities.

                                            PERCENTAGE
TOP 10 EQUITY HOLDINGS                    OF NET ASSETS
-------------------------------------------------------
Telefonica                                     1.87%
Telenor                                        1.77%
Vodafone Group ADR                             1.62%
Royal Dutch Shell Class B                      1.61%
France Telecom ADR                             1.57%
Siemens ADR                                    1.53%
Total                                          1.52%
BP ADR                                         1.47%
Samsung Electronics                            1.37%
Singapore Telecommunications                   1.35%
-------------------------------------------------------

TOTAL                                         15.68%
-------------------------------------------------------




                                            PERCENTAGE
SECTOR                                    OF NET ASSETS
-------------------------------------------------------
Aerospace & Defense                            2.74%
Air Freight & Logistics                        1.01%
Airlines                                       1.06%
Auto Components                                2.11%
Biotechnology                                  1.09%
Cable, Media & Publishing                      0.09%
Capital Markets                                1.48%
Chemicals                                      0.45%
Commercial Banks                               6.81%
Commercial Services & Supplies                 2.01%
Computers & Peripherals                        1.58%
Consumer Finance                               1.03%
Diversified Financial Services                 2.37%
Diversified Telecommunications
  Services                                     8.97%
Electric Utilities                             1.24%
Electronic Equipment & Instruments             2.50%
Food Products                                  1.76%
Health Care Equipment & Supplies               1.65%
Health Care Providers & Services               0.99%
Household Durables                             0.62%
Household Products                             1.27%
Industrial Conglomerates                       3.14%
Insurance                                      7.90%
Internet Software & Services                   0.49%
Leisure Equipment & Products                   0.85%
Media                                          8.73%
Metals & Mining                                0.95%
Multi-Utilities and Unregulated Power          0.77%
Office Electronics                             0.59%
Oil, Gas & Consumable Fuels                    7.01%
Paper & Forest Products                        1.55%
Pharmaceuticals                                7.77%
Real Estate Management & Development           1.00%
Semiconductors & Semiconductor
  Equipment                                    1.06%
Software                                       4.30%
Specialty Retail                               1.57%
Wireless Telecommunication Services            3.49%
-------------------------------------------------------
TOTAL                                         94.00%
-------------------------------------------------------





                          LVIP Templeton Growth Fund-3

LVIP TEMPLETON GROWTH FUND
STATEMENT OF NET ASSETS
December 31, 2007



                                        NUMBER OF        VALUE
                                         SHARES        (U.S. $)
     COMMON STOCK-94.00%
     AUSTRIA-0.92%
     Telekom Austria................       85,550    $  2,375,927
                                                     ------------
                                                        2,375,927
                                                     ------------
     BERMUDA-1.29%
     ACE............................       30,370       1,876,258
     Covidien.......................       17,447         772,728
     Tyco International.............       17,447         691,774
                                                     ------------
                                                        3,340,760
                                                     ------------
     BRAZIL-1.70%
     Companhia Vale do Rio Doce
      ADR..........................        88,040       2,463,359
     Empresa Brasileira de
      Aeronautica ADR..............        41,920       1,911,133
                                                     ------------
                                                        4,374,492
                                                     ------------
     FINLAND-1.55%
     Stora Enso Class R.............      143,210       2,140,167
     UPM-Kymmene....................       92,330       1,862,195
                                                     ------------
                                                        4,002,362
                                                     ------------
     FRANCE-7.58%
     AXA............................       64,930       2,595,445
     France Telecom ADR.............      113,830       4,055,763
     Sanofi-Aventis.................       34,576       3,177,984
     Suez...........................       29,210       1,985,236
     Thomson ADR....................       89,590       1,256,052
     Total..........................       47,290       3,922,124
     Vivendi........................       55,800       2,555,415
                                                     ------------
                                                       19,548,019
                                                     ------------
     GERMANY-6.06%
     Bayerische Motoren Werke.......       43,800       2,731,375
     Deutsche Post..................       89,030       3,028,677
     E.On...........................       15,010       3,189,674
  +  Infineon Technologies ADR......      235,460       2,740,754
     Siemens ADR....................       25,120       3,952,883
                                                     ------------
                                                       15,643,363
                                                     ------------
     HONG KONG-1.41%
     Cheung Kong Holdings...........       73,000       1,349,823
     Hutchison Whampoa..............       93,800       1,063,873
     Swire Pacific..................       88,500       1,219,946
                                                     ------------
                                                        3,633,642
                                                     ------------
     ISRAEL-0.65%
  +  Check Point Software
      Technologies.................        76,640       1,683,014
                                                     ------------
                                                        1,683,014
                                                     ------------
     ITALY-3.20%
     ENI............................       91,051       3,328,640
     Mediaset.......................      212,052       2,136,881
     UniCredito Italiano............      337,851       2,800,579
                                                     ------------
                                                        8,266,100
                                                     ------------
     JAPAN-6.32%
     Aiful..........................       68,450       1,225,127
     FujiFilm Holdings..............       51,700       2,192,799
     Hitachi........................      124,000         926,219
     Konica Minolta Holdings........       85,500       1,517,257
     Mabuchi Motor..................       13,700         827,995
     Mitsubishi UFJ Financial Group
      ADR..........................        84,590         789,225
     NGK Spark Plug.................       37,000         648,960
     Nintendo.......................        5,300       3,179,429
     Promise........................       57,150       1,424,650
     Sony...........................       28,600       1,590,028
     Takeda Pharmaceutical..........       33,500       1,973,592
                                                     ------------
                                                       16,295,281
                                                     ------------
     MEXICO-0.35%
     Telefonos de Mexico ADR........       24,390         898,528
                                                     ------------
                                                          898,528
                                                     ------------
     NETHERLANDS-3.86%
     ING Groep CVA..................       83,000       3,240,233
     Koninklijke Philips
      Electronics..................        72,540       3,125,131
     Reed Elsevier..................      120,050       2,391,493
     Vedior CVA.....................       48,270       1,213,067
                                                     ------------
                                                        9,969,924
                                                     ------------
     NORWAY-1.77%
     Telenor........................      191,300       4,567,334
                                                     ------------
                                                        4,567,334
                                                     ------------
     PORTUGAL-0.71%
     PT Multimedia Servicos de
      Telecomunicacoes.............        17,291         240,989
     Portugal Telecom...............      122,760       1,599,863
                                                     ------------
                                                        1,840,852
                                                     ------------
     REPUBLIC OF KOREA-3.72%
     Hyundai Mobis..................       13,622       1,268,992
     Kookmin Bank...................       26,150       1,927,623
     KT ADR.........................       51,580       1,330,764
     Samsung Electronics............        5,936       3,525,901
     SK Telecom ADR.................       51,410       1,534,074
                                                     ------------
                                                        9,587,354
                                                     ------------
     SINGAPORE-2.19%
     DBS Group Holdings.............       85,337       1,225,485
     Singapore Telecommunications...    1,255,000       3,482,605
     Venture........................      105,000         932,394
                                                     ------------
                                                        5,640,484
                                                     ------------
     SOUTH AFRICA-1.12%
     Sasol..........................       58,510       2,894,490
                                                     ------------
                                                        2,894,490
                                                     ------------
     SPAIN-1.87%
     Telefonica.....................      148,867       4,827,439
                                                     ------------
                                                        4,827,439
                                                     ------------

     SWEDEN-0.44%
     Nordea Bank....................       68,380       1,142,187
                                                     ------------
                                                        1,142,187
                                                     ------------
     SWITZERLAND-3.28%
     Nestle.........................        6,180       2,835,613
     Novartis.......................       33,160       1,817,026

                          LVIP Templeton Growth Fund-4

LVIP TEMPLETON GROWTH FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                        NUMBER OF        VALUE
                                         SHARES        (U.S. $)
     COMMON STOCK (CONTINUED)
     SWITZERLAND (CONTINUED)
     Swiss Reinsurance..............       26,951    $  1,913,181
     UBS............................       41,130       1,901,714
                                                     ------------
                                                        8,467,534
                                                     ------------
     TAIWAN-0.64%
     Chunghwa Telecom ADR...........       42,990         907,519
  #  Compal Electronics 144A GDR....      134,779         737,589
                                                     ------------
                                                        1,645,108
                                                     ------------
     UNITED KINGDOM-17.43%
     Aviva..........................      194,020       2,594,339
     BAE Systems....................      295,760       2,924,932
     BP ADR.........................       51,670       3,780,694
     British Sky Broadcasting
      Group........................       222,600       2,735,457
     Cadbury Schweppes..............      138,710       1,711,451
     Compass Group..................      433,200       2,657,422
     G4S............................      615,070       2,994,027
     GlaxoSmithKline................      115,870       2,944,467
     HSBC Holdings..................      135,600       2,289,994
     Old Mutual.....................      294,240         985,069
     Pearson........................       77,590       1,131,532
     Rentokil Initial...............      410,940         985,487
     Rolls-Royce Group..............      205,390       2,224,031
     Royal Bank of Scotland Group...      227,300       2,005,153
     Royal Dutch Shell Class B......       99,880       4,147,533
     Unilever.......................       87,484       3,288,629
     Vodafone Group ADR.............      112,310       4,191,409
     Yell Group.....................      171,870       1,370,188
                                                     ------------
                                                       44,961,814
                                                     ------------
     UNITED STATES-25.94%
     Abbott Laboratories............       20,360       1,143,214
     American International Group...       45,520       2,653,816
  +  Amgen..........................       60,530       2,811,013
     Aon............................       57,680       2,750,759
     Bank of America................       34,440       1,420,994
  +  Boston Scientific..............      109,920       1,278,370
     Bristol-Myers Squibb...........       78,220       2,074,394
  +  Cadence Design Systems.........       71,710       1,219,787
  +  Chico's FAS....................      113,530       1,025,176
  +  Comcast Special Class A........       83,535       1,513,654
     Cooper.........................       58,410       2,219,580
  +  DIRECTV Group..................       96,590       2,233,161
     Discover Financial Services....        6,600          99,528
     Dow Chemical...................       29,710       1,171,168
     FedEx..........................       10,470         933,610
     Gap............................       52,950       1,126,776
     General Electric...............       64,750       2,400,283
  +  Interpublic Group..............      199,511       1,618,034
     Invesco........................       42,835       1,344,162
  +  Lexmark International Class A..       31,040       1,082,054
     Merck..........................       25,120       1,459,723
     Microsoft......................       94,570       3,366,693
     Morgan Stanley.................       13,200         701,052
     News Class A...................      164,510       3,370,811
  +  Oracle.........................      127,140       2,870,821
     Pfizer.........................      145,860       3,315,399
     Progressive....................      103,450       1,982,102
     Quest Diagnostics..............       48,210       2,550,309
     Seagate Technology.............       88,330       2,252,415
     Sprint Nextel..................      180,210       2,366,157
     Target.........................       37,940       1,897,000
     Time Warner....................      108,890       1,797,774
     Tyco Electronics...............       17,447         647,807
     United Parcel Service Class B..       23,700       1,676,064
  +  Viacom Class B.................       54,990       2,415,161
  +  Watson Pharmaceuticals.........       78,580       2,132,661
                                                     ------------
                                                       66,921,482
                                                     ------------
     TOTAL COMMON STOCK
      (COST 195,337,700)...........                   242,527,490
                                                     ------------
     SHORT-TERM INVESTMENT-5.99%
     MONEY MARKET INSTRUMENT-5.99%
     Dreyfus Cash Management Fund...   15,449,032      15,449,032
                                                     ------------
     TOTAL SHORT-TERM INVESTMENT
      (COST $15,449,032)...........                    15,449,032
                                                     ------------





TOTAL VALUE OF SECURITIES-99.99% (COST $210,786,732) .........................    257,976,522
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.01%.........................         22,187
                                                                                 ------------
NET ASSETS APPLICABLE TO 7,764,091 SHARES OUTSTANDING-100.00%.................   $257,998,709
                                                                                 ============
NET ASSET VALUE-LVIP TEMPLETON GROWTH FUND STANDARD CLASS ($163,595,546 /
  4,922,701 SHARES)...........................................................        $33.233
                                                                                      =======
NET ASSET VALUE-LVIP TEMPLETON GROWTH FUND SERVICE CLASS ($94,403,163 /
  2,841,390 SHARES)...........................................................        $33.224
                                                                                      =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par)................   $201,659,324
Distributions in excess of net investment income..............................       (161,313)
Accumulated net realized gain on investments..................................      9,306,797
Net unrealized appreciation of investments and foreign currencies.............     47,193,901
                                                                                 ------------
Total net assets..............................................................   $257,998,709
                                                                                 ============





                          LVIP Templeton Growth Fund-5

LVIP TEMPLETON GROWTH FUND
STATEMENT OF NET ASSETS (CONTINUED)


----------
 Securities have been classified by country of origin. Classification by type of business has been presented on page 3 in "Country and Sector Allocations."

+ Non-income producing security for the year ended December 31, 2007.

# Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2007, the aggregate amount of Rule 144A securities was $737,589, which represented 0.29% of the Fund's net assets. See
  Note 9 in "Notes to Financial Statements."

SUMMARY OF ABBREVIATIONS:
ADR-American Depositary Receipts
CVA-Dutch Certificate
GDR-Global Depositary Receipts

                             See accompanying notes


                          LVIP Templeton Growth Fund-6

LVIP TEMPLETON GROWTH FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2007


INVESTMENT INCOME:
Dividends............................   $ 6,308,196
Interest.............................       272,264
Securities lending income............       107,280
Foreign tax withheld.................      (362,230)
                                        -----------
                                          6,325,510
                                        -----------
EXPENSES:
Management fees......................     1,549,522
Distribution expenses-Service Class..        98,880
Custodian fees.......................        87,464
Accounting and administration
 expenses...........................         70,965
Reports and statements to
 shareholders.......................         26,028
Professional fees....................        25,478
Trustees' fees.......................         4,990
Other................................         9,411
                                        -----------
                                          1,872,738
Less expenses waived.................       (76,609)
Less waiver of distribution
 expenses-Service Class.............        (15,751)
Less expense paid indirectly.........           (92)
                                        -----------
Total operating expenses.............     1,780,286
                                        -----------
NET INVESTMENT INCOME................     4,545,224
                                        -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES:
Net realized gain (loss) on:
 Investments........................      9,306,797
 Foreign currencies.................        (40,005)
                                        -----------
Net realized gain....................     9,266,792
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies.........................     (1,259,217)
                                        -----------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN
 CURRENCIES.........................      8,007,575
                                        -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS....................    $12,552,799
                                        ===========




                             See accompanying notes


LVIP TEMPLETON GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS



                                          YEAR ENDED
                                   12/31/07       12/31/06
                                 ------------   ------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income.........   $  4,545,224   $  2,917,112
Net realized gain on
 investments and foreign
 currencies..................       9,266,792      8,988,391
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies..................      (1,259,217)    22,414,586
                                 ------------   ------------
Net increase in net assets
 resulting from operations...      12,552,799     34,320,089
                                 ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class...............     (2,825,232)    (2,001,105)
 Service Class................     (1,346,638)            --
Net realized gain on
 investments:
 Standard Class...............             --     (9,848,267)
                                 ------------   ------------
                                   (4,171,870)   (11,849,372)
                                 ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class...............     10,271,874     15,103,270
 Service Class................    106,807,702             --
Net asset value of shares
 issued upon reinvestment of
 dividends and distributions:
 Standard Class...............      2,825,232     11,849,372
 Service Class...............       1,346,638             --
                                 ------------   ------------
                                  121,251,446     26,952,642
                                 ------------   ------------
Cost of shares repurchased:
 Standard Class...............    (27,974,337)   (14,517,418)
 Service Class................    (11,625,724)            --
                                 ------------   ------------
                                  (39,600,061)   (14,517,418)
                                 ------------   ------------
Increase in net assets derived
 from capital share
 transactions................      81,651,385     12,435,224
                                 ------------   ------------
NET INCREASE IN NET ASSETS....     90,032,314     34,905,941
NET ASSETS:
Beginning of year.............    167,966,395    133,060,454
                                 ------------   ------------
End of year (including
 undistributed (distributions
 in excess of) net investment
 income of $(161,313) and
 $2,861,474, respectively)...    $257,998,709   $167,966,395
                                 ============   ============




                             See accompanying notes


                          LVIP Templeton Growth Fund-7

LVIP TEMPLETON GROWTH FUND
FINANCIAL HIGHLIGHTS(1)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                  LVIP TEMPLETON GROWTH FUND STANDARD CLASS
                                                                                 YEAR ENDED
                                               12/31/07         12/31/06          12/31/05          12/31/04         12/31/03
                                               ------------------------------------------------------------------------------
Net asset value, beginning of period........   $ 31.307         $ 27.119          $ 25.886          $ 22.084         $ 16.832

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)....................      0.724            0.566             0.440             0.390            0.290
Net realized and unrealized gain on
 investments and foreign currencies........       1.782            6.074             1.762             3.668            5.301
                                               --------         --------          --------          --------         --------
Total from investment operations............      2.506            6.640             2.202             4.058            5.591
                                               --------         --------          --------          --------         --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................     (0.580)          (0.414)           (0.375)           (0.256)          (0.339)
Net realized gain on investments............         --           (2.038)           (0.594)               --               --
                                               --------         --------          --------          --------         --------
Total dividends and distributions...........     (0.580)          (2.452)           (0.969)           (0.256)          (0.339)
                                               --------         --------          --------          --------         --------

Net asset value, end of period..............   $ 33.233         $ 31.307          $ 27.119          $ 25.886         $ 22.084
                                               ========         ========          ========          ========         ========

Total return(3).............................      8.01%           26.13%             8.88%            18.56%           34.09%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....   $163,596         $167,966          $133,060          $127,487         $115,062
Ratio of expenses to average net assets.....      0.81%            0.85%             0.86%             0.88%            0.89%
Ratio of expenses to average net assets
 prior to fees waived and expense paid
 indirectly................................       0.84%            0.85%             0.86%             0.88%            0.89%
Ratio of net investment income to average
 net assets................................       2.18%            2.00%             1.66%             1.62%            1.57%
Ratio of net investment income to average
 net assets prior to fees waived and
 expense paid indirectly...................       2.15%            2.00%             1.66%             1.62%            1.57%
Portfolio turnover..........................        15%              19%               22%               24%              25%



----------
(1) Effective April 30, 2007, the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. World Growth Stock Portfolio (the "JPVF Fund"). The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

(2) The average shares outstanding method has been applied for per share information for the years ended December 31, 2007 and 2006.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes


                          LVIP Templeton Growth Fund-8

LVIP TEMPLETON GROWTH FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout the period were as follows:


                                                    LVIP TEMPLETON GROWTH FUND
                                                           SERVICE CLASS
                                                            4/30/07(1)
                                                                TO
                                                             12/31/07
                                                    --------------------------
Net asset value, beginning of period.............             $33.408

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2).........................               0.483
Net realized and unrealized loss on investments
 and foreign currencies.........................               (0.126)
                                                              -------
Total from investment operations.................               0.357
                                                              -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income............................              (0.541)
                                                              -------
Total dividends and distributions................              (0.541)
                                                              -------

Net asset value, end of period...................             $33.224
                                                              =======

Total return(3)..................................               1.08%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)..........             $94,403
Ratio of expenses to average net assets..........               1.02%
Ratio of expenses to average net assets prior to
 fees waived and expense paid indirectly........                1.11%
Ratio of net investment income to average net
 assets.........................................                2.11%
Ratio of net investment income to average net
 assets prior to fees waived and expense paid
 indirectly.....................................                2.02%
Portfolio turnover...............................                 15%(4)



----------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

(4) Portfolio turnover is representative of the Fund for the entire year.

                             See accompanying notes


                          LVIP Templeton Growth Fund-9

LVIP TEMPLETON GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 31 series. These financial statements and the related notes pertain to the LVIP Templeton Growth Fund (the "Fund"). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products. The Service Class shares commenced operations on April 30, 2007.

Effective April 30, 2007, pursuant to an Agreement and Plan of Reorganization (the "Reorganization"), the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. World Growth Stock Portfolio (the "JPVF Fund"). The shareholders of the JPVF Fund received shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their shares in the JPVF Fund immediately prior to the Reorganization. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the JPVF Fund as of the date of the Reorganization. The JPVF Fund's investment objectives, policies and limitations were identical to those of the Fund. For financial reporting purposes, the JPVF Fund's operating history prior to the Reorganization is reflected in the Fund's financial statements and financial highlights.

The Fund's investment objective is to provide long-term capital growth

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


                          LVIP Templeton Growth Fund-10

LVIP TEMPLETON GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Other--Expenses common to all funds of the Trust are allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $830 for the year ended December 31, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Lincoln Investment Advisors Corporation (LIA), formerly Jefferson Pilot Investment Advisory Corporation (JPIA), is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. LIA is a registered investment advisor and subsidiary of Lincoln National Corporation
(LNC). For its services, LIA receives a management fee at an annual rate of 0.75% on the first $200 million of the average daily net assets of the Fund; 0.65% on the next $300 million; and 0.60% on average daily net assets in excess of $500 million.

Effective April 30, 2007, LIA has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund's annual operating expenses (excluding distribution fees) exceed 0.81% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2008, and renews automatically for one-year terms unless LIA provides written notice of termination to the Fund. Prior to April 30, 2007, the Fund had no expense limitation in effect.

Templeton Investment Counsel, LLC (the "Sub-Advisor") is responsible for the day-to-day management of the Fund's investment portfolio. For these services, LIA, not the Fund, pays the Sub-Advisor at an annual rate of 0.50% of the first $200 million of the Fund's average daily net assets; 0.425% of the next $300 million; and 0.40% of the Fund's average daily net assets over $500 million.

Effective October 1, 2007, Mellon Bank, N.A. provides fund accounting and financial administration services to the Fund. For these services, the Fund pays Mellon a monthly fee based on average net assets, subject to certain minimums.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC) , a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets. Prior to October 1, 2007, DCS provided fund accounting and financial administration to the Fund for which it received a monthly fee based on average net assets, subject to certain minimums. For the period May1, 2007 through December 31, 2007, the Fund was charged $37,328 for these services. Prior to May 1, 2007, JPIA (the advisor of the JPVF Fund) paid the fund accounting and financial administration fees.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust was charged $553,000 for the year ended December 31, 2007, which was allocated to the funds based on average net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2007, fees for administrative and support services amounted to $7,024 and $4,133, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. Effective April 30, 2007, Lincoln Financial Distributors, Inc. has voluntarily agreed to waive the Plan Fee by 0.04% of average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

At December 31, 2007, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIA..........   $134,681
Fees Payable to DSC.....................        547
Distribution Fees Payable to LFD .......     16,470


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2007, the Fund made purchases of $103,566,324 and sales of $30,485,808 of investment securities other than short-term investments.


                          LVIP Templeton Growth Fund-11

LVIP TEMPLETON GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




3. INVESTMENTS (CONTINUED)

At December 31, 2007, the cost of investments for federal income tax purposes was $211,539,667. At December 31, 2007, net unrealized appreciation was $46,436,855, of which $58,068,389 related to unrealized appreciation of investments and $11,631,534 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                   YEAR                YEAR
                                   ENDED              ENDED
                                 12/31/07            12/31/06
                                ----------         -----------
Ordinary income..............   $4,171,870         $ 2,295,836
Long-term capital gain.......           --           9,553,536
                                ----------         -----------
Total........................   $4,171,870         $11,849,372
                                ----------         -----------



In addition, the Fund declared an ordinary income consent dividend of $3,357,309 and long-term capital gain consent dividend of $9,042,856 for the year ended December 31, 2006. Such amounts have been deemed paid and contributed to the Fund as additional paid-in capital.

5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest.........   $201,659,324
Undistributed ordinary income.........      1,275,913
Undistributed long-term capital gain..      8,651,963
Post-October currency losses..........        (29,457)
Unrealized appreciation of investments
  and foreign currencies..............     46,440,966
                                         ------------
Net assets............................   $257,998,709
                                         ============



The differences between book basis and tax basis components of net assets are primarily attributable to tax recognition of unrealized gain on passive foreign investment companies.

Post-October losses represent losses realized on foreign currency transactions from November 1, 2007 through December 31, 2007 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Fund recorded the following reclassifications:

 UNDISTRIBUTED     ACCUMULATED
NET INVESTMENT    NET REALIZED      PAID-IN
    INCOME         GAIN (LOSS)      CAPITAL
--------------    ------------    -----------
 $(3,396,141)     $(9,004,024)    $12,400,165




                          LVIP Templeton Growth Fund-12

LVIP TEMPLETON GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. CAPITAL SHARES
Transactions in capital shares were as follows:

                                     YEAR              YEAR
                                     ENDED             ENDED
                                   12/31/07          12/31/06
                                  ----------         --------
Shares sold:
  Standard Class...............      310,032          531,157
  Service Class................    3,144,946               --
Shares issued upon reinvestment
  of dividends and
  distributions:
  Standard Class...............       85,468          447,238
  Service Class................       40,737               --
                                  ----------         --------
                                   3,581,183          978,395
                                  ----------         --------
Shares repurchased:
  Standard Class...............     (837,853)        (519,924)
  Service Class................     (344,293)              --
                                  ----------         --------
                                  (1,182,146)        (519,924)
                                  ----------         --------
Net increase...................    2,399,037          458,471
                                  ==========         ========





7. FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. There were no foreign currency exchange contracts outstanding as of December 31, 2007.

8. SECURITIES LENDING
During the year ended December 31, 2007, the Fund participated in a securities lending agreement with Citibank N.A. The Fund discontinued securities lending as of August 27, 2007. The securities lending agreement has been terminated.

9. MARKET RISK
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Trustees has delegated to LIA the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. At December 31, 2007, no securities have been determined to be illiquid under the Fund's Liquidity Procedures. Rule 144A securities have been identified on the statement of net assets.

10. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                          LVIP Templeton Growth Fund-13

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
LVIP Templeton Growth Fund

We have audited the accompanying statement of net assets of the LVIP Templeton Growth Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Templeton Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 14, 2008


                          LVIP Templeton Growth Fund-14

LVIP TEMPLETON GROWTH FUND
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2007, the Fund designates distributions paid during the year as follows:

     (A)              (B)
  LONG-TERM         ORDINARY
 CAPITAL GAIN        INCOME           TOTAL             (C)
DISTRIBUTIONS    DISTRIBUTIONS    DISTRIBUTIONS     QUALIFYING
 (TAX BASIS)      (TAX BASIS)      (TAX BASIS)     DIVIDENDS(1)
-------------    -------------    -------------    ------------
      0%              100%             100%             16%



----------

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on percentage of the Fund's ordinary income.

(1) Qualifiying dividends represent dividends which qualify for the corporate dividends received deduction.

The Fund intends to pass through foreign tax credits in the maximum amount of $259,102. The gross foreign source income earned by the Fund during the fiscal year ended December 31, 2007 was $5,017,287.


                          LVIP Templeton Growth Fund-15

OFFICER/TRUSTEE INFORMATION FOR LINCOLN VIP TRUST


                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Kelly D.               Chairman,        Chairman since    Vice President, The Lincoln National             32        Lincoln
Clevenger(1)           President        August 1995;      Life Insurance Company.  Executive Vice                    Retirement
1300 S. Clinton        and Trustee      President and     President, Lincoln Retirement Services                     Services
Street                                  Trustee since     Company, LLC; Second Vice President,                       Company,
Fort Wayne, IN 46802                    November 1994     Lincoln Life & Annuity Company of New                      LLC
YOB: 1952                                                 York
Michael D. Coughlin    Trustee          Trustee since     Management Consultant, Coughlin                  32        Merrimack
1300 S. Clinton                         April 2007        Associates                                                 County
Street                                                                                                               Savings Bank;
Fort Wayne, IN 46802                                                                                                 Trustee of
YOB: 1942                                                                                                            Merrimack
                                                                                                                     Bankcorp, MHC.
Nancy L. Frisby        Trustee          Trustee since     Formerly: Senior Vice President and              32        N/A
1300 S. Clinton                         April 1992        Chief Financial Officer, DeSoto Memorial
Street                                                    Hospital
Fort Wayne, IN 46802
YOB: 1941
Elizabeth S. Hager     Trustee          Trustee since     Executive Director of United Way of              32        N/A
1300 S. Clinton                         April 2007        Merrimack County; Representative, New
Street                                                    Hampshire House of Representatives
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon          Trustee          Trustee since     Professor of Economics and Management,           32        N/A
1300 S. Clinton                         February 2006;    DePauw University
Street                                  Formerly:
Fort Wayne, IN 46802                    Advisory
YOB: 1948                               Trustee since
                                        November  2004
Thomas D. Rath         Trustee          Trustee since     Partner, Rath, Young and Pignatelli              32        Associated
1300 S. Clinton                         April 2007                                                                   Grocers
Street                                                                                                               of New England
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella      Trustee          Trustee since     President Emeritus, Indiana Health               32        Advisory Board
1300 S. Clinton                         February 1998     Association, Formerly: President,                          of
Street                                                    Indiana Hospital & Health Association                      Harris Bank
Fort Wayne, IN 46802
YOB: 1943
David H. Windley       Trustee          Trustee since     Retired Director of Blue & Co., LLC.             32        Meridian
1300 S. Clinton                         August 2004                                                                  Investment
Street                                                                                                               Advisors, Inc.
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary        Secretary since   Secretary, Lincoln VIP Trust; Formerly:         N/A        N/A
1300 S. Clinton                         February 1995     Secretary and Assistant Vice President,
Street                                                    The Lincoln National Life Insurance
Fort Wayne, IN 46802                                      Company
YOB: 1954
William P. Flory,      Second Vice      Second Vice       Second Vice President and Director of           N/A        N/A
Jr.(1)                 President and    President since   Separate Account Operations and Mutual
1300 S. Clinton        Chief            August 2007;      Fund Administration, The Lincoln
Street                 Accounting       Chief             National Life Insurance Company;
Fort Wayne, IN 46802   Officer          Accounting        Formerly: Second Vice President and
YOB: 1961                               Officer           Director of Corporate Procurement and
                                        since May 2006    Assistant Vice President of Separate
                                                          Account Operations and Mutual Fund
                                                          Administration, The Lincoln National
                                                          Life Insurance Company
Rise' C.M. Taylor(1)   Vice President   Vice President    Vice President and Treasurer, The               N/A        N/A
1300 S. Clinton        and              since August      Lincoln National Life Insurance Company;
Street                 Treasurer        2003 and          Vice President and Treasurer, Lincoln
Fort Wayne, IN 46802                    Treasurer since   Life & Annuity Company of New York
YOB: 1967                               May 2006;
                                        Formerly:
                                        Assistant
                                        Treasurer since
                                        August 2003
Kevin J. Adamson(1)    Second Vice      Second Vice       Second Vice President, Director of Funds        N/A        N/A
1300 S. Clinton        President        President since   Managements, The Lincoln National Life
Street                                  May 2006          Insurance Company; Formerly: Director of
Fort Wayne, IN 46802                                      Financial Operations, Swiss Re/Lincoln
YOB: 1966                                                 Re

                          LVIP Templeton Growth Fund-16

                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John A. Weston(1)      Chief            Chief             Vice President for Fund and Advisor             N/A        N/A
1300 S. Clinton        Compliance       Compliance        Compliance, The Lincoln National Life
Street                 Officer          Officer since     Insurance Company; Treasurer, Jefferson
Fort Wayne, IN 46802                    May 2007          Pilot Variable Fund, Inc.
YOB: 1959
Michael Schulitz(1)    Second Vice      Second Vice       Second Vice President, Product                  N/A        N/A
1300 S. Clinton        President        President since   Marketing, The Lincoln National Life
Street                                  August 2007       Insurance Company
Fort Wayne, IN 46802
YOB: 1968
David Weiss(1)         Assistant Vice   Assistant Vice    Assistant Vice President, Funds                 N/A        N/A
1300 S. Clinton        President        President since   Management Research, The Lincoln
Street                                  August 2007       National Life Insurance Company;
Fort Wayne, IN 46802                                      Formerly:  Director, Funds Management
YOB: 1976                                                 Research; Mutual Fund/Securities
                                                          Analyst; Senior Mutual Fund Analyst,
                                                          Jefferson Pilot Corp.



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                          LVIP Templeton Growth Fund-17

                                           LVIP UBS GLOBAL ASSET ALLOCATION FUND

                             [UBS GLOBAL ASSET LOGO]

                            LVIP UBS Global Asset
                            Allocation Fund
                              a series of Lincoln Variable
                              Insurance Products Trust
                            Annual Report
                            December 31, 2007





                                           LVIP UBS GLOBAL ASSET ALLOCATION FUND


                                         (FORMERLY GLOBAL ASSET ALLOCATION FUND)

LVIP UBS GLOBAL ASSET ALLOCATION FUND

INDEX



COMMENTARY                                                                 1

DISCLOSURE OF FUND EXPENSES                                                2

SECTOR AND COUNTRY ALLOCATIONS AND TOP 10 EQUITY  HOLDINGS                 3

STATEMENT OF NET ASSETS                                                    5

STATEMENT OF ASSETS AND LIABILITIES                                       18

STATEMENT OF OPERATIONS                                                   19

STATEMENTS OF CHANGES IN NET ASSETS                                       19

FINANCIAL HIGHLIGHTS                                                      20

NOTES TO FINANCIAL STATEMENTS                                             22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                   26

OTHER FUND INFORMATION                                                    27

OFFICER/TRUSTEE INFORMATION                                               28


LVIP UBS GLOBAL ASSET ALLOCATION FUND
2007 ANNUAL REPORT COMMENTARY

Managed by:
                                                                         ( LOGO)

The Fund returned 6.37% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2007, while the benchmark, the Global Securities Markets Index (GSMI)* returned 8.78%.

Security selection, asset allocation and currency positioning all detracted from performance. Security selection had the largest negative contribution for the year. The U.S. bond and U.S. equity components were the largest negative contributors.

Asset allocation was a detractor for the year. The underweight equities in Canada and Germany and overweight to equities in the United States were all negative contributors. They were offset slightly by the underweight to fixed income.

Currency positioning was a negative contributor for the year. Underweights to the Australian Dollar, the Canadian Dollar and the Euro were the major contributors to the underperformance.

According to our valuation discipline, global equities are within fair value range. Within equities, we find better relative valuation opportunities in U.S. equities, while developed market non-U.S. equities and emerging market equities are less attractive.

From a top-down perspective, we maintain underweight allocations to Japanese and emerging markets bonds. This reflects our valuation work, which shows these to be the most expensive of bond markets. The strategy's duration remains somewhat below the benchmark duration, reflecting our belief that yields remain below fair value.

Overall, with respect to currencies, we have a preference for lower-yielding currencies, as well as Asian currencies. Risk-seeking behavior and carry trade activity continues to play a major role in our positioning, as this behavior has contributed to increasingly stretched valuations.

Edwin Denson
Thomas Clarke
UBS Global Asset Management (Americas), Inc.


Growth of $10,000 invested 12/31/97 through 12/31/07

(LINE GRAPH)

                                       LVIP UBS
                                     GLOBAL ASSET
                                   ALLOCATION FUND
                                    STANDARD CLASS    GLOBAL SECURITIES
                                        SHARES           MARKET INDEX
                                   ---------------    -----------------
12/31/1997                             10000.00            10000.00
                                       11349.60            11647.90
                                       12635.80            13614.60
                                       11947.80            12774.00
                                       11018.80            11804.30
                                        9709.04            10838.50
                                       11689.80            13704.80
                                       13272.70            15461.60
                                       14175.70            16477.00
                                       16232.40            18927.50
12/31/2007                             17266.90            20588.00




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP UBS Global Asset Allocation Fund Standard Class shares on 12/31/97. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $17,267. For comparison look at how the GSMI Index did over the same period. The same $10,000 investment would have grown to $20,588. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns               Ended
on investment                            12/31/07
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
One Year                                   +6.37%
-------------------------------------------------
Five Years                                +12.21%
-------------------------------------------------
Ten Years                                  +5.60%
-------------------------------------------------
Service Class Shares
-------------------------------------------------
One Year                                   +6.11%
-------------------------------------------------
Inception (5/15/03)                       +11.47%
-------------------------------------------------



* GSMI is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Constrained Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global Index.

  Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc. replaced Putnam Investments as the Fund's sub-advisor.


                     LVIP UBS Global Asset Allocation Fund-1

LVIP UBS GLOBAL ASSET ALLOCATION FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2007 TO DECEMBER 31, 2007

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES
The first section of the table, "Actual," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                  Expenses
                        Beginning      Ending                   Paid During
                         Account      Account     Annualized       Period
                          Value        Value        Expense      7/1/07 to
                          7/1/07      12/31/07       Ratio       12/31/07*
---------------------------------------------------------------------------
ACTUAL
Standard Class Shares   $1,000.00    $1,014.00       0.87%         $4.42
Service Class Shares     1,000.00     1,012.70       1.12%          5.68
---------------------------------------------------------------------------
HYPOTHETICAL (5%RETURN BEFORE EXPENSES)
Standard Class Shares   $1,000.00    $1,020.82       0.87%         $4.43
Service Class Shares     1,000.00     1,019.56       1.12%          5.70
---------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                     LVIP UBS Global Asset Allocation Fund-2

LVIP UBS GLOBAL ASSET ALLOCATION FUND

SECTOR AND COUNTRY ALLOCATIONS AND TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.


                                            PERCENTAGE
SECTOR                                    OF NET ASSETS
-------------------------------------------------------
COMMON STOCK                                   62.04%
-------------------------------------------------------
Aerospace & Defense                             0.38%
Air Freight & Logistics                         0.73%
Airlines                                        0.20%
Auto Components                                 1.52%
Automobiles                                     0.78%
Beverages                                       0.98%
Biotechnology                                   1.20%
Building Products                               0.63%
Capital Markets                                 2.47%
Chemicals                                       0.49%
Commercial Banks                                4.76%
Commercial Services & Supplies                  0.06%
Communications Equipment                        0.79%
Computers & Peripherals                         1.15%
Construction & Engineering                      0.06%
Construction Materials                          0.21%
Consumer Finance                                0.24%
Containers & Packaging                          0.02%
Diversified Consumer Services                   0.12%
Diversified Financial Services                  1.70%
Diversified Telecommunications
  Services                                      1.37%
Electric Utilities                              2.38%
Electrical Equipment                            0.10%
Electronic Equipment & Instruments              0.13%
Energy Equipment & Services                     1.49%
Food & Staples Retailing                        1.39%
Food Products                                   0.57%
Gas Utilities                                   0.06%
Health Care Equipment & Supplies                1.11%
Health Care Providers & Services                1.46%
Hotels, Restaurants & Leisure                   1.44%
Household Durables                              0.33%
Household Products                              0.08%
Industrial Conglomerates                        1.89%
Insurance                                       2.24%
Internet Software & Services                    0.51%
IT Services                                     0.36%
Life Sciences Tools & Services                  0.28%
Machinery                                       1.87%
Marine                                          0.05%
Media                                           2.68%
Metals & Mining                                 0.35%
Multiline Retail                                0.33%
Multi-Utilities & Unregulated Power             0.97%
Office Electronics                              0.15%
Oil, Gas & Consumable Fuels                     3.84%
Paper & Forest Products                         0.15%
Pharmaceuticals                                 5.21%
Real Estate Management & Development            0.22%
Road & Rail                                     1.42%
Semiconductors & Semiconductor
  Equipment                                     3.10%
Software                                        2.55%
Specialty Retail                                0.71%
Textiles, Apparel & Luxury Goods                0.20%
Thrift & Mortgage Finance                       0.49%
Tobacco                                         0.15%
Trading Company & Distributors                  0.33%
Wireless Telecommunication Services             1.59%
-------------------------------------------------------
PREFERRED STOCK                                 0.25%
-------------------------------------------------------
AFFILIATED INVESTMENT COMPANIES                 3.85%
-------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE
  OBLIGATIONS                                   0.20%
-------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES               4.83%
-------------------------------------------------------
AGENCY OBLIGATIONS                              0.79%
-------------------------------------------------------
COLLATERALIZED DEBT OBLIGATION                  0.12%
-------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES           2.85%
-------------------------------------------------------
DISCOUNTED COMMERCIAL PAPER                     2.19%
-------------------------------------------------------
CORPORATE BONDS                                 4.65%
-------------------------------------------------------
NON-AGENCY ASSET-BACKED SECURITIES              0.96%
-------------------------------------------------------
NON-AGENCY COLLATERALIZED MORTGAGE
  OBLIGATIONS                                   3.51%
-------------------------------------------------------
SOVEREIGN AGENCY                                0.06%
-------------------------------------------------------
SOVEREIGN DEBT                                  7.36%
-------------------------------------------------------
SUPRANATIONAL BANK                              0.43%
-------------------------------------------------------
U.S. TREASURY OBLIGATIONS                       5.65%
-------------------------------------------------------
WARRANTS                                        0.00%
-------------------------------------------------------
TOTAL VALUE OF SECURITIES                      99.74%
-------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES                                   0.26%
-------------------------------------------------------
TOTAL NET ASSETS                              100.00%
-------------------------------------------------------

                     LVIP UBS Global Asset Allocation Fund-3

LVIP UBS GLOBAL ASSET ALLOCATION FUND
SECTOR AND COUNTRY ALLOCATIONS AND TOP 10 EQUITY HOLDINGS (CONTINUED)

                                            PERCENTAGE
COUNTRY                                   OF NET ASSETS
-------------------------------------------------------
Australia                                       0.56%
Austria                                         0.39%
Belgium                                         0.24%
Canada                                          1.04%
Cayman Islands                                  0.15%
Finland                                         0.33%
France                                          3.30%
Germany                                         4.69%
Greece                                          0.23%
Hong Kong                                       0.28%
Ireland                                         0.44%
Italy                                           1.53%
Japan                                           4.09%
Luxembourg                                      0.21%
Netherlands                                     1.29%
Norway                                          0.15%
Poland                                          0.44%
Spain                                           0.37%
Supranational                                   0.43%
Sweden                                          0.37%
Switzerland                                     2.44%
United Kingdom                                  4.50%
United States                                  72.27%
-------------------------------------------------------
TOTAL                                          99.74%
-------------------------------------------------------





Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

                                            PERCENTAGE
TOP 10 EQUITY HOLDINGS                    OF NET ASSETS
-------------------------------------------------------
Exelon                                         1.46%
General Electric                               1.35%
Intel                                          1.31%
Microsoft                                      1.25%
Morgan Stanley                                 1.14%
Allergan                                       1.13%
Wells Fargo                                    1.12%
Citigroup                                      1.06%
Burlington Northern Santa Fe                   0.92%
Wyeth                                          0.91%
-------------------------------------------------------
TOTAL                                         11.65%
-------------------------------------------------------





                     LVIP UBS Global Asset Allocation Fund-4

LVIP UBS GLOBAL ASSET ALLOCATION FUND
STATEMENT OF NET ASSETS
December 31, 2007



                                       NUMBER OF        VALUE
                                         SHARES       (U.S. $)
     COMMON STOCK-62.04%
     AEROSPACE & DEFENSE-0.38%
     Boeing...................              2,100   $    183,666
     Cobham (United Kingdom)..             44,067        182,551
     General Dynamics.........              2,400        213,576
     Precision Castparts......                700         97,090
     United Technologies......              8,400        642,936
                                                    ------------
                                                       1,319,819
                                                    ------------
     AIR FREIGHT & LOGISTICS-0.73%
     FedEx....................             23,900      2,131,163
     TNT (Netherlands)........              9,344        385,235
                                                    ------------
                                                       2,516,398
                                                    ------------
     AIRLINES-0.20%
     Qantas Airways
      (Australia)............             145,998        696,102
                                                    ------------
                                                         696,102
                                                    ------------
     AUTO COMPONENTS-1.52%
     Borg Warner..............             41,800      2,023,538
     Bridgestone (Japan)......             15,900        283,440
     Johnson Controls.........             63,500      2,288,540
     Michelin Class B
      (France)...............               4,079        467,302
     NOK (Japan)..............              8,200        174,632
                                                    ------------
                                                       5,237,452
                                                    ------------
     AUTOMOBILES-0.78%
     Daimler (Germany)........              5,124        495,116
     Harley-Davidson..........             14,000        653,940
     Honda Motor (Japan)......             18,200        611,998
     Renault (France).........              2,034        287,966
     Toyota Motor (Japan).....             11,900        644,512
                                                    ------------
                                                       2,693,532
                                                    ------------
     BEVERAGES-0.98%
     Anheuser-Busch...........             19,800      1,036,332
     Asahi Breweries (Japan)..             24,500        415,656
  +  Constellation Brands
      Class A................              48,100      1,137,084
  +  Cott (Canada)............              7,200         47,457
     Diageo (United Kingdom)..             24,777        531,664
     PepsiCo..................              2,600        197,340
                                                    ------------
                                                       3,365,533
                                                    ------------
     BIOTECHNOLOGY-1.20%
  +  Amgen....................              8,900        413,316
  +  Cephalon.................              7,900        566,904
  +  Genentech................              6,600        442,662
  +  Genzyme..................             36,500      2,717,060
                                                    ------------
                                                       4,139,942
                                                    ------------
     BUILDING PRODUCTS-0.63%
     Masco....................            100,600      2,173,966
                                                    ------------
                                                       2,173,966
                                                    ------------
     CAPITAL MARKETS-2.47%
     Bank of New York Mellon..             59,200      2,886,592
     BlackRock................                500        108,400
     Credit Suisse Group
      (Switzerland)..........              16,748      1,006,387
     Goldman Sachs Group......              1,700        365,585
     Morgan Stanley...........             73,800      3,919,518
     Nomura Holdings (Japan)..             14,000        237,895
                                                    ------------
                                                       8,524,377
                                                    ------------
     CHEMICALS-0.49%
     Nitto Denko (Japan)......              8,500        451,219
     Praxair..................              9,100        807,261
     Shin-Etsu Chemical
      (Japan)................               6,800        428,049
                                                    ------------
                                                       1,686,529
                                                    ------------
     COMMERCIAL BANKS-4.76%
     Alpha Bank (Greece)......             13,982        508,093
     Banco Santander Central
      Hispano (Spain)........              58,485      1,262,371
     Bank of Ireland
      (Ireland)..............              18,686        277,939
     Bank of Ireland (United
      Kingdom)...............              30,802        456,717
     Bank of Yokohama
      (Japan)................              40,000        281,205
     Barclays (United
      Kingdom)...............             114,809      1,149,666
     City National............              9,000        535,950
     Duetsche Postbank
      (Germany)..............               3,316        294,814
     Fifth Third Bancorp......             70,600      1,774,178
     Intesa Sanpaolo (Italy)..            127,376      1,005,679
     National Australia Bank
      (Australia)............              15,303        506,851
     National Bank of Greece
      (Greece)...............               4,220        289,334
     PNC Financial Services
      Group..................              15,700      1,030,705
     Royal Bank of Scotland
      Group (United
      Kingdom)...............              58,932        519,873
     Standard Chartered
      (United Kingdom).......              16,343        598,767
     Sumitomo Mitsui Financial
      Group (Japan)..........                  70        525,377
     Sumitomo Trust & Banking
      (Japan)................              36,000        241,463
     Toronto-Dominion Bank
      (Canada)...............              11,500        804,277
     UniCredito Italiano
      (Italy)................              58,961        488,751
     Wells Fargo..............            128,500      3,879,414
                                                    ------------
                                                      16,431,424
                                                    ------------
     COMMERCIAL SERVICES & SUPPLIES-0.06%
     Experian Group (United
      Kingdom)...............              24,747        194,462
                                                    ------------
                                                         194,462
                                                    ------------
     COMMUNICATIONS EQUIPMENT-0.79%
  +  Cisco Systems............             25,000        676,750
     Ericsson LM Class B
      (Sweden)...............             183,000        429,643
     Nokia (Finland)..........             16,180        626,219
     QUALCOMM.................             15,300        602,055
  +  Research in Motion
      (Canada)...............               3,500        396,900
                                                    ------------
                                                       2,731,567
                                                    ------------
     COMPUTERS & PERIPHERALS-1.15%
  +  Apple....................              6,000      1,188,480

                     LVIP UBS Global Asset Allocation Fund-5

LVIP UBS GLOBAL ASSET ALLOCATION FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                       NUMBER OF        VALUE
                                         SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     COMPUTERS & PERIPHERALS (CONTINUED)
  +  Dell.....................             52,100   $  1,276,971
  +  EMC......................             15,600        289,068
  +  Lexmark International
      Class A................              13,400        467,124
  +  Network Appliance........             29,900        746,304
                                                    ------------
                                                       3,967,947
                                                    ------------
     CONSTRUCTION & ENGINEERING-0.06%
     Balfour Beatty (United
      Kingdom)...............              19,270        191,050
                                                    ------------
                                                         191,050
                                                    ------------
     CONSTRUCTION MATERIALS-0.21%
     CRH (Ireland)............              9,176        319,386
     Holcim (Switzerland).....              3,729        399,125
                                                    ------------
                                                         718,511
                                                    ------------
     CONSUMER FINANCE-0.24%
     Discover Financial
      Services...............              55,450        836,186
                                                    ------------
                                                         836,186
                                                    ------------
     CONTAINERS & PACKAGING-0.02%
  +  Smurfit Kappa Group
      (Ireland)..............               1,536         25,286
  +  Smurfit Kappa Group
      (United Kingdom).......               3,287         53,693
                                                    ------------
                                                          78,979
                                                    ------------
     DIVERSIFIED CONSUMER SERVICES-0.12%
  +  ITT Educational
      Services...............               4,800        409,296
                                                    ------------
                                                         409,296
                                                    ------------
     DIVERSIFIED FINANCIAL SERVICES-1.70%
  +  Blackstone Group.........             14,738        326,152
     Citigroup................            123,800      3,644,672
  +  Contifinancial
      Liquidating Trust......             168,500          2,949
     ING Groep CVA
      (Netherlands)..........               8,143        317,894
     JPMorgan Chase...........             36,000      1,571,400
                                                    ------------
                                                       5,863,067
                                                    ------------
     DIVERSIFIED TELECOMMUNICATIONS SERVICES-1.37%
     AT&T.....................             51,000      2,119,560
     France Telecom (France)..             38,876      1,396,831
     Royal KPN (Netherlands)..             32,896        597,225
     Telekom Austria
      (Austria)..............              12,246        340,101
     Telenor (Norway).........             11,400        272,178
  +  USA Mobility.............                  4             57
                                                    ------------
                                                       4,725,952
                                                    ------------
     ELECTRIC UTILITIES-2.38%
     American Electric Power..             28,300      1,317,648
     E.ON (Germany)...........              3,018        641,335
     Exelon...................             61,500      5,020,860
     Northeast Utilities......              4,800        150,288
     Pepco Holdings...........             22,100        648,193
     Scottish & Southern
      Energy (United
      Kingdom)...............              13,069        426,364
                                                    ------------
                                                       8,204,688
                                                    ------------
     ELECTRICAL EQUIPMENT-0.10%
     Rockwell Automation......              5,100        351,696
                                                    ------------
                                                         351,696
                                                    ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS-0.13%
     Hoya (Japan).............             14,000        446,915
                                                    ------------
                                                         446,915
                                                    ------------
     ENERGY EQUIPMENT & SERVICES-1.49%
     ENSCO International......             18,600      1,108,932
     Halliburton..............             74,600      2,828,086
     Schlumberger.............              6,900        678,753
  +  Weatherford
      International..........               7,700        528,220
                                                    ------------
                                                       5,143,991
                                                    ------------
     FOOD & STAPLES RETAILING-1.39%
     Aeon (Japan).............             13,100        192,412
     Costco Wholesale.........             19,200      1,339,392
     Metro (Germany)..........              8,603        718,535
     Sysco....................             52,600      1,641,647
     Tesco (United Kingdom)...             95,394        903,601
                                                    ------------
                                                       4,795,587
                                                    ------------
     FOOD PRODUCTS-0.57%
     Associated British Foods
      (United Kingdom).......              33,430        597,451
  +  Aurora Foods.............                708              6
     Cadbury Schweppes (United
      Kingdom)...............              21,089        260,203
     Campbell Soup............              4,400        157,212
     Nestle (Switzerland).....              2,035        933,734
                                                    ------------
                                                       1,948,606
                                                    ------------
     GAS UTILITIES-0.06%
     Tokyo Gas (Japan)........             47,000        220,418
                                                    ------------
                                                         220,418
                                                    ------------
     HEALTH CARE EQUIPMENT & SUPPLIES-1.11%
     Alcon (Switzerland)......              3,200        457,728
     Baxter International.....              8,000        464,400
     Becton, Dickinson........              5,100        426,258
     Medtronic................             38,900      1,955,503
     Straumann Holding
      (Switzerland)..........                 996        274,421
     Synthes (Switzerland)....              1,208        149,867
  +  Zimmer Holdings..........              1,800        119,070
                                                    ------------
                                                       3,847,247
                                                    ------------
     HEALTH CARE PROVIDERS & SERVICES-1.46%
  +  DaVita...................              7,500        422,625
  +  Express Scripts..........              5,100        372,300
  +  Laboratory Corp. of
      America Holdings.......               8,300        626,899
  +  Medco Health Solutions...             19,600      1,987,440
     Quest Diagnostics........              7,200        380,880
     UnitedHealth Group.......             21,400      1,245,480
                                                    ------------
                                                       5,035,624
                                                    ------------

                     LVIP UBS Global Asset Allocation Fund-6

LVIP UBS GLOBAL ASSET ALLOCATION FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                       NUMBER OF        VALUE
                                         SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     HOTELS, RESTAURANTS & LEISURE-1.44%
     Carnival.................             46,300   $  2,059,887
     Carnival (United
      Kingdom)...............               7,809        343,044
     International Game
      Technology.............              15,800        694,094
  +  Las Vegas Sands..........              1,700        175,185
     Royal Caribbean Cruises..             18,200        772,408
  +  Starbucks................             14,100        288,627
  +  Wynn Resorts.............              5,600        627,928
                                                    ------------
                                                       4,961,173
                                                    ------------
     HOUSEHOLD DURABLES-0.33%
     Fortune Brands...........             15,900      1,150,524
                                                    ------------
                                                       1,150,524
                                                    ------------
     HOUSEHOLD PRODUCTS-0.08%
     Procter & Gamble.........              3,700        271,654
                                                    ------------
                                                         271,654
                                                    ------------
     INDUSTRIAL CONGLOMERATES-1.89%
     General Electric.........            125,200      4,641,164
     Koninklijke Philips
      Electronics
      (Netherlands)..........               6,624        285,372
     Siemens (Germany)........             10,124      1,601,902
                                                    ------------
                                                       6,528,438
                                                    ------------
     INSURANCE-2.24%
     AFLAC....................             33,300      2,085,579
     Allianz (Germany)........              3,960        855,787
     AXA (France).............             16,066        642,206
     Hartford Financial
      Services Group.........              15,300      1,334,007
     Irish Life & Permanent
      (Ireland)..............              10,763        185,506
     Manulife Financial
      (Canada)...............               8,700        355,179
     Mitsui Sumitomo Insurance
      (Japan)................              36,000        351,219
     Principal Financial
      Group..................               4,400        302,896
     Prudential (United
      Kingdom)...............              61,637        871,328
     QBE Insurance Group
      (Australia)............              25,311        739,609
                                                    ------------
                                                       7,723,316
                                                    ------------
     INTERNET SOFTWARE & SERVICES-0.51%
  +  eBay.....................             17,200        570,868
  +  Google Class A...........              1,700      1,175,516
                                                    ------------
                                                       1,746,384
                                                    ------------
     IT SERVICES-0.36%
     Automatic Data
      Processing.............               5,500        244,915
     Mastercard Class A.......              4,600        989,920
                                                    ------------
                                                       1,234,835
                                                    ------------
     LIFE SCIENCES TOOLS & SERVICES-0.28%
  +  Millipore................              5,600        409,808
     Pharmaceutical Product
      Development............              13,700        553,069
                                                    ------------
                                                         962,877
                                                    ------------
     MACHINERY-1.87%
     Illinois Tool Works......             53,000      2,837,620
     Komatsu (Japan)..........              7,400        201,722
     Kubota (Japan)...........             33,000        224,005
     MAN (Germany)............              2,792        465,161
     Manitowoc................              4,300        209,969
     NTN (Japan)..............             23,000        200,260
     PACCAR...................             29,650      1,615,332
     Sandvik (Sweden).........             28,000        481,773
     SMC (Japan)..............              1,700        203,049
                                                    ------------
                                                       6,438,891
                                                    ------------
     MARINE-0.05%
     Mitsui OSK Lines
      (Japan)................              13,000        166,230
                                                    ------------
                                                         166,230
                                                    ------------
     MEDIA-2.68%
     British Sky Broadcasting
      (United Kingdom).......              41,931        515,276
  +  Comcast Class A..........             62,700      1,144,902
  +  Interpublic Group........            103,800        841,818
     McGraw-Hill Companies....             18,100        792,961
     News Class A.............             73,200      1,499,868
     Omnicom Group............             32,000      1,520,960
  +  R.H. Donnelley...........             25,748        939,287
     Reed Elsevier
      (Netherlands)..........              22,218        442,601
  +  Viacom Class B...........             29,400      1,291,248
     WPP Group (United
      Kingdom)...............              18,856        242,205
                                                    ------------
                                                       9,231,126
                                                    ------------
     METALS & MINING-0.35%
     ArcelorMittal
      (Luxembourg)...........               5,856        453,122
     Freeport-McMoRan Copper &
      Gold Class B...........               2,200        225,368
     JFE Holdings (Japan).....              5,000        253,766
     Rio Tinto (United
      Kingdom)...............               2,703        285,547
                                                    ------------
                                                       1,217,803
                                                    ------------
     MULTILINE RETAIL-0.33%
     Target...................             22,800      1,140,000
                                                    ------------
                                                       1,140,000
                                                    ------------
     MULTI-UTILITIES & UNREGULATED POWER-0.97%
     NiSource.................             33,800        638,482
     Sempra Energy............             26,800      1,658,384
     Suez (France)............             15,532      1,055,621
                                                    ------------
                                                       3,352,487
                                                    ------------
     OFFICE ELECTRONICS-0.15%
     Canon (Japan)............             11,500        536,227
                                                    ------------
                                                         536,227
                                                    ------------
     OIL, GAS & CONSUMABLE FUELS-3.84%
     Apache...................              1,900        204,326
     BP (United Kingdom)......            159,702      1,951,419
     Chevron..................             11,500      1,073,295
     ConocoPhillips...........              3,700        326,710
     Consol Energy............              2,900        207,408
     EOG Resources............             23,600      2,106,300

                     LVIP UBS Global Asset Allocation Fund-7

LVIP UBS GLOBAL ASSET ALLOCATION FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                       NUMBER OF        VALUE
                                         SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     OIL, GAS & CONSUMABLE FUELS (CONTINUED)
     Exxon Mobil..............             15,200   $  1,424,088
  +  Patriot Coal.............              1,900         79,306
     Peabody Energy...........             43,100      2,656,684
     Range Resources..........              3,400        174,624
  +  Southwestern Energy......              2,800        156,016
     StatoilHydro (Norway)....              8,400        261,220
     Total (France)...........             24,896      2,064,817
     TransCanada (Canada).....              6,700        273,326
     XTO Energy...............              5,625        288,900
                                                    ------------
                                                      13,248,439
                                                    ------------
     PAPER & FOREST PRODUCTS-0.15%
     Stora Enso (Finland).....             34,072        509,181
                                                    ------------
                                                         509,181
                                                    ------------
     PHARMACEUTICALS-5.21%
     Abbott Laboratories......              2,600        145,990
     Allergan.................             60,600      3,892,943
     AstraZeneca (United
      Kingdom)...............               7,930        340,954
     Bristol-Myers Squibb.....             33,100        877,812
     Johnson & Johnson........             44,600      2,974,820
     Merck....................             50,000      2,905,500
     Novartis (Switzerland)...             24,794      1,358,605
     Roche Holding
      (Switzerland)..........               9,084      1,567,838
     Schering-Plough..........             28,000        745,920
     Wyeth....................             71,300      3,150,747
                                                    ------------
                                                      17,961,129
                                                    ------------
     REAL ESTATE MANAGEMENT & DEVELOPMENT-0.22%
  +  CB Richard Ellis Group
      Class A................               1,900         40,945
     Mitsui Fudosan (Japan)...             10,000        217,898
     Sun Hung Kai Properties
      (Hong Kong)............              23,000        488,402
                                                    ------------
                                                         747,245
                                                    ------------
     ROAD & RAIL-1.42%
     Burlington Northern Santa
      Fe.....................              38,000      3,162,739
     Canadian National Railway
      (Canada)...............               8,100        380,242
     Canadian Pacific Railway
      (Canada)...............               4,100        264,958
     East Japan Railway
      (Japan)................                  29        239,760
     Ryder System.............             18,200        855,582
                                                    ------------
                                                       4,903,281
                                                    ------------
     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-3.10%
     Analog Devices...........             68,400      2,168,280
  +  ASML Holding
      (Netherlands)..........              30,461        962,877
  +  Broadcom Class A.........             12,300        321,522
     Intel....................            168,900      4,502,874
     Linear Technology........             31,200        993,096
     Microchip Technology.....              9,700        304,774
     STMicroelectronics
      (Switzerland)..........              17,805        254,649
     Xilinx...................             54,400      1,189,728
                                                    ------------
                                                      10,697,800
                                                    ------------
     SOFTWARE-2.55%
  +  Adobe Systems............              3,600        153,828
  +  Intuit...................             33,300      1,052,613
     Microsoft................            120,900      4,304,040
  +  Red Hat..................             26,200        546,008
     SAP (Germany)............             12,166        632,435
  +  Symantec.................            130,706      2,109,595
                                                    ------------
                                                       8,798,519
                                                    ------------
     SPECIALTY RETAIL-0.71%
     Abercrombie & Fitch Class
      A......................               2,500        199,925
     American Eagle
      Outfitters.............              10,600        220,162
  +  Chico's FAS..............             40,600        366,618
     Esprit Holdings (Hong
      Kong)..................              31,300        465,577
     Fast Retailing (Japan)...              2,100        150,269
  +  J Crew Group.............              8,200        395,322
     Kingfisher (United
      Kingdom)...............             108,331        312,525
     Yamada Denki (Japan).....              2,850        326,349
                                                    ------------
                                                       2,436,747
                                                    ------------
     TEXTILES, APPAREL & LUXURY GOODS-0.20%
  +  Coach....................             23,000        703,340
                                                    ------------
                                                         703,340
                                                    ------------
     THRIFT & MORTGAGE FINANCE-0.49%
     Freddie Mac..............             49,700      1,693,279
                                                    ------------
                                                       1,693,279
                                                    ------------
     TOBACCO-0.15%
     Japan Tobacco (Japan)....                 85        509,146
                                                    ------------
                                                         509,146
                                                    ------------
     TRADING COMPANY & DISTRIBUTORS-0.33%
     Mitsubishi (Japan).......             23,600        647,561
     Wolseley (United
      Kingdom)...............              32,572        480,837
                                                    ------------
                                                       1,128,398
                                                    ------------
     WIRELESS TELECOMMUNICATION SERVICES-1.59%
  +  American Tower Class A...              3,900        166,140
     KDDI (Japan).............                 75        559,541
     NTT DoCoMo (Japan).......                209        348,583
     Sprint Nextel............            171,124      2,246,858
     Vodafone Group (United
      Kingdom)...............             578,961      2,160,280
                                                    ------------
                                                       5,481,402
                                                    ------------
     TOTAL COMMON STOCK
      (COST $179,530,617)....                        213,976,734
                                                    ------------
     PREFERRED STOCK-0.25%
     Henkel KGAA (Germany)
      6.92%..................              15,664        876,683
     US Airways Series A......                  8              0
     World Access Series D....                  8              0
                                                    ------------
     TOTAL PREFERRED STOCK
      (COST $827,730)........                            876,683
                                                    ------------

                     LVIP UBS Global Asset Allocation Fund-8

LVIP UBS GLOBAL ASSET ALLOCATION FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                       NUMBER OF        VALUE
                                         SHARES       (U.S. $)
     AFFILIATED INVESTMENT COMPANIES-3.85%
     UBS Emerging Markets
      Equity Relationship
      Fund...................              91,575   $  3,693,340
     UBS High Yield
      Relationship Fund......             440,191      9,570,009
                                                    ------------
     TOTAL AFFILIATED
      INVESTMENT COMPANIES
      (COST $9,820,414)......                         13,263,349
                                                    ------------

                                       PRINCIPAL
                                        AMOUNT()
     AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS-0.20%
     Fannie Mae Grantor Trust
      Series 2001-T7 A1
      7.50% 2/25/41..........                 122            129
      Series 2002-T19 A1
      6.50% 7/25/42..........             367,977        385,884
  -  Fannie Mae Whole Loan
      Series 2004-W1 3A
      6.415% 1/25/43.........             290,149        292,621
                                                    ------------
     TOTAL AGENCY
      COLLATERALIZED MORTGAGE
      OBLIGATIONS
      (COST $672,126)........                            678,634
                                                    ------------
     AGENCY MORTGAGE-BACKED SECURITIES-4.83%
     Fannie Mae
      6.00% 12/1/36..........           1,163,457      1,171,786
      7.00% 1/1/34...........              57,986         60,181
  -  Fannie Mae ARM
      5.00% 6/1/35...........             369,718        374,422
     Fannie Mae S.F. 15 yr
      5.50% 11/1/16..........             358,054        363,584
      5.50% 3/1/20...........             619,600        628,968
      5.50% 9/1/21...........             393,214        398,461
     Fannie Mae S.F. 20 yr
      5.50% 12/1/23..........             341,667        343,812
      5.50% 4/1/24...........             583,597        586,802
     Fannie Mae S.F. 30 yr
      5.00% 3/1/36...........             427,940        417,786
      5.50% 6/1/33...........             744,982        746,628
      5.50% 7/1/33...........           1,068,328      1,069,121
      5.50% 3/1/37...........             727,520        726,700
      5.50% 4/1/37...........             776,751        775,876
      5.50% 4/1/37...........             766,807        765,943
      6.00% 1/1/33...........             729,907        745,697
      6.55% 1/1/36...........           1,276,737      1,323,331
  -  Freddie Mac ARM
      5.209% 5/1/37..........             618,275        622,501
     Freddie Mac S.F. 15 yr
      4.50% 4/1/20...........             756,183        743,253
      5.50% 12/1/18..........             255,733        259,339
      5.50% 5/1/20...........             638,220        646,100
     Freddie Mac S.F. 20 yr
      5.50% 5/1/23...........             736,275        741,441
<C-
ap-
ti-
on>
                                       PRINCIPAL        VALUE
                                        AMOUNT()      (U.S. $)
     Freddie Mac S.F. 30 yr
      5.00% 10/1/35..........             767,092        748,937
      5.50% 3/1/37...........           1,285,948      1,283,292
      6.50% 11/1/28..........             515,095        533,929
     GNMA I S.F. 30 yr
      6.00% 7/15/29..........             508,470        522,458
  -  GNMA II ARM 6.125%
      12/20/29...............              58,667         59,431
                                                    ------------
     TOTAL AGENCY
      MORTGAGE-BACKED
      SECURITIES
      (COST $16,511,723).....                         16,659,779
                                                    ------------
     AGENCY OBLIGATIONS-0.79%
     Fannie Mae
      5.25% 8/1/12...........             390,000        405,812
      5.625% 7/15/37.........             320,000        355,987
      6.07% 5/12/16..........             460,000        461,913
     Freddie Mac
      4.75% 3/5/12...........             600,000        619,996
      5.75% 9/15/10..........    EUR      350,000        525,889
      5.75% 6/27/16..........             320,000        346,128
                                                    ------------
     TOTAL AGENCY OBLIGATIONS
      (COST $2,610,137)......                          2,715,725
                                                    ------------
     COLLATERALIZED DEBT OBLIGATION-0.12%
  #  G-Force CDO
      Series 2006-1A A3 144A
      5.60% 9/27/46..........             475,000        424,531
                                                    ------------
     TOTAL COLLATERALIZED DEBT
      OBLIGATION
      (COST $468,220)........                            424,531
                                                    ------------
     COMMERCIAL MORTGAGE-BACKED SECURITIES-2.85%
     Bank of America
      Commercial Mortgage
    -Series 2006-2 B
      5.775% 5/10/45.........             100,000         94,695
      Series 2006-5 B
      5.463% 9/10/47.........             150,000        137,607
      Series 2006-6 A4
      5.356% 10/10/45........             325,000        325,764
    -Series 2007-4 A4
      5.745% 2/10/51.........             400,000        412,450
     Citigroup Commercial
      Mortgage Trust
      Series 2006-C5 A4
      5.431% 10/15/49........             375,000        377,147
    -Series 2007-C6 A4
      5.70% 12/10/49.........           1,250,000      1,285,355
  -  Citigroup/Deutsche Bank
      Commercial Mortgage
      Trust
      Series 2007-CD4 B
      5.447% 12/11/49........             100,000         89,897

                     LVIP UBS Global Asset Allocation Fund-9

LVIP UBS GLOBAL ASSET ALLOCATION FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                       PRINCIPAL        VALUE
                                        AMOUNT()      (U.S. $)
     COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
  -  Credit Suisse Mortgage
      Capital Certificates
      Series 2006-C2 A3
      5.658% 3/15/39.........             375,000   $    385,218
      Series 2006-C3 B
      5.827% 6/15/38.........             100,000         94,806
      Series 2007-C3 B
      5.723% 6/15/39.........              75,000         68,993
  -  GE Capital Commercial
      Mortgage Series 2006-C1
      A4
      5.339% 3/10/44.........             475,000        478,730
  -  Goldman Sachs Mortgage
      Securities II
     #Series 2006-CC1 A 144A
      5.457% 3/21/46.........             723,678        626,538
     #Series 2006-RR2 A1 144A
      5.686% 6/23/46.........             725,000        649,027
      Series 2007-GG10 C
      5.799% 8/10/45.........             100,000         91,064
     JPMorgan Chase Commercial
      Mortgage Securities
    -Series 2005-LDP5 A4
      5.179% 12/15/44........           1,450,000      1,443,956
      Series 2006-LDP8 A3B
      5.447% 5/15/45.........             650,000        651,500
      Series 2006-LDP8 A4
      5.399% 5/15/45.........             475,000        476,902
    -Series 2006-LDP8 B
      5.52% 5/15/45..........             100,000         90,931
    -Series 2007-CB19 D
      5.747% 2/12/49.........             100,000         89,029
     #Mach One Trust
      Commercial Mortgage
      Series 2004-1 A1 144A
      (Canada) 3.89%
      5/28/40................              27,834         26,999
  -  Merrill Lynch Mortgage
      Trust
      Series 2005-LC1 A4
      5.291% 1/12/44.........             575,000        573,354
      Series 2007-C1 B
      5.829% 6/12/50.........             100,000         91,504
  -  Merrill Lynch/Countrywide
      Commercial Mortgage
      Trust
      Series 2006-3 B
      5.525% 7/12/46.........             100,000         90,481
      Series 2007-8 C
      5.957% 8/12/49.........             100,000         92,228
     Morgan Stanley Capital I
      Series 2007-IQ16 A4
      5.809% 12/12/49........             365,000        373,267
  -  Morgan Stanley Dean
      Witter Capital I
      Series 2000-LIFE A2
      7.57% 11/15/36.........             257,217        268,265
  -  Wachovia Bank Commercial
      Mortgage Trust
      Series 2006-C23 A4
      5.418% 1/15/45.........             450,000        452,351
                                                    ------------
     TOTAL COMMERCIAL
      MORTGAGE-BACKED
      SECURITIES
      (COST $9,829,625)......                          9,838,058
                                                    ------------
 =/  DISCOUNTED COMMERCIAL PAPER-2.19%
     duPont (E.I.) deNemours
      3.50% 1/2/08...........           2,000,000      1,999,806
     Nestle Capital
      4.28% 1/24/08..........           2,000,000      1,994,531
     Sanofi-Aventis
      4.22% 1/9/08...........           2,000,000      1,998,124
     Society Generale
      3.65% 1/2/08...........           1,560,000      1,559,842
                                                    ------------
     TOTAL DISCOUNTED
      COMMERCIAL PAPER
      (COST $7,552,303)......                          7,552,303
                                                    ------------
     CORPORATE BONDS-4.65%
     AUTOMOBILES-0.11%
     DaimlerChrysler
      4.05% 6/4/08...........             395,000        393,520
                                                    ------------
                                                         393,520
                                                    ------------
     BEVERAGES-0.02%
  #  SABMiller 144A (United
      Kingdom) 6.50% 7/1/16..              70,000         73,225
                                                    ------------
                                                          73,225
                                                    ------------
     CAPITAL MARKETS-0.42%
     Bear Stearns
      5.35% 2/1/12...........              70,000         68,236
      5.55% 1/22/17..........             145,000        130,174
     Goldman Sachs Group
      6.875% 1/15/11.........             235,000        249,412
     Lehman Brothers
      5.75% 1/3/17...........             280,000        269,444
     Merrill Lynch
      6.05% 8/15/12..........             105,000        107,122
     Morgan Stanley
      5.95% 12/28/17.........             170,000        170,196
     Morgan Stanley Dean
      Witter
      6.75% 4/15/11..........             425,000        445,788
                                                    ------------
                                                       1,440,372
                                                    ------------
     CHEMICALS-0.04%
     ICI Wilmington
      4.375% 12/1/08.........             125,000        124,855
                                                    ------------
                                                         124,855
                                                    ------------
     COMMERCIAL BANKS-1.32%
     Abbey National (United
      Kingdom) 7.95%
      10/26/29...............              30,000         35,673
     Bank of Scotland (United
      Kingdom) 9.375%
      5/15/21................    GBP      100,000        250,920

                    LVIP UBS Global Asset Allocation Fund-10

LVIP UBS GLOBAL ASSET ALLOCATION FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                       PRINCIPAL        VALUE
                                        AMOUNT()      (U.S. $)
     CORPORATE BONDS (CONTINUED)
     COMMERCIAL BANKS (CONTINUED)
     Bank One
      7.875% 8/1/10..........              90,000   $     97,137
     First Union National Bank
      7.80% 8/18/10..........             120,000        129,403
     KFW (Germany)
      4.625% 10/12/12........    EUR      540,000        795,235
      4.75% 12/7/10..........    GBP      210,000        416,657
      5.00% 7/4/11...........    EUR      330,000        493,377
      5.50% 12/7/15..........    GBP      170,000        350,232
     Lloyds TSB Group (United
      Kingdom)
      6.625% 3/30/15.........    GBP      160,000        327,367
     Rabobank (Netherlands)
      4.125% 4/4/12..........    EUR      260,000        370,961
     Rentenbank (Germany)
      6.00% 9/15/09..........    AUD      320,000        274,309
     Royal Bank Scotland
      (United Kingdom)
      9.118% 3/31/49.........              40,000         42,784
      9.625% 6/22/15.........    GBP      130,000        309,088
     Wells Fargo
      6.375% 8/1/11..........             175,000        183,070
     Wells Fargo Bank
      5.95% 8/26/36..........             500,000        471,324
                                                    ------------
                                                       4,547,537
                                                    ------------
     CONSUMER FINANCE-0.58%
     Capital One Financial
      5.50% 6/1/15...........             165,000        152,416
      6.75% 9/15/17..........             255,000        245,002
     Ford Motor Credit
      5.80% 1/12/09..........           1,070,000      1,015,880
     GMAC
      6.875% 9/15/11.........             185,000        158,390
     HSBC Finance
      6.75% 5/15/11..........             125,000        129,768
     International Lease
      Finance
      3.50% 4/1/09...........             325,000        319,537
                                                    ------------
                                                       2,020,993
                                                    ------------
     DIVERSIFIED FINANCIAL SERVICES-0.55%
     Bank of America
      5.42% 3/15/17..........             300,000        290,407
     Citigroup
      5.50% 11/18/15.........    GBP      195,000        373,411
      5.625% 8/27/12.........             290,000        294,062
      5.875% 5/29/37.........              40,000         37,456
      6.125% 11/21/17........             235,000        241,836
     General Electric Capital
      5.625% 9/15/17.........              75,000         77,092
      6.00% 6/15/12..........             400,000        419,743
     JPMorgan Chase
      6.75% 2/1/11...........              75,000         78,804
     JPMorgan Chase Capital
      XXV
      6.80% 10/1/37..........             105,000        101,268
                                                    ------------
                                                       1,914,079
                                                    ------------
     DIVERSIFIED TELECOMMUNICATIONS SERVICES-0.18%
     AT&T
      6.50% 9/1/37...........              90,000         94,428
     AT&T Wireless Services
      8.75% 3/1/31...........              55,000         71,482
     Bellsouth 6.55% 6/15/34..             45,000         46,692
     Telecom Italia Capital
      (Luxembourg)
      5.25% 11/15/13.........             290,000        286,973
     Verizon New York
      6.875% 4/1/12..........             105,000        111,508
                                                    ------------
                                                         611,083
                                                    ------------
     ELECTRIC UTILITIES-0.06%
     Midamerican Energy
      Holdings
      5.95% 5/15/37..........             100,000         97,328
     Pacific Gas & Electric
      6.05% 3/1/34...........              60,000         60,096
     PPL Capital Funding Trust
      I
      4.33% 3/1/09...........              50,000         49,649
                                                    ------------
                                                         207,073
                                                    ------------
     FOOD & STAPLES RETAILING-0.04%
     CVS Caremark
      5.75% 6/1/17...........             130,000        131,073
                                                    ------------
                                                         131,073
                                                    ------------
     FOOD PRODUCTS-0.00%
     ConAgra Foods
      6.75% 9/15/11..........               2,000          2,105
                                                    ------------
                                                           2,105
                                                    ------------
     HOUSEHOLD DURABLES-0.05%

     Fortune Brands
      5.375% 1/15/16.........             200,000        190,835
                                                    ------------
                                                         190,835
                                                    ------------
     INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-0.08%
     Exelon Generation
      5.35% 1/15/14..........              95,000         92,571
     PSEG Power
      6.95% 6/1/12...........             160,000        170,739
                                                    ------------
                                                         263,310
                                                    ------------
     INDUSTRIAL CONGLOMERATES-0.02%
     General Electric
      5.25% 12/6/17..........              70,000         69,984
                                                    ------------
                                                          69,984
                                                    ------------

                    LVIP UBS Global Asset Allocation Fund-11

LVIP UBS GLOBAL ASSET ALLOCATION FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                       PRINCIPAL        VALUE
                                        AMOUNT()      (U.S. $)
     CORPORATE BONDS (CONTINUED)
     INSURANCE-0.03%
     Metlife
      5.00% 11/24/13.........             100,000   $    100,055
                                                    ------------
                                                         100,055
                                                    ------------
     IT SERVICES-0.01%
     Computer Sciences
      3.50% 4/15/08..........              50,000         49,703
                                                    ------------
                                                          49,703
                                                    ------------
     MEDIA-0.19%
     Comcast
      6.30% 11/15/17.........             150,000        155,915
     Comcast Cable
      Communications
      6.75% 1/30/11..........             340,000        355,710
     Time Warner
      6.875% 5/1/12..........             145,000        152,829
                                                    ------------
                                                         664,454
                                                    ------------
     MULTI-UTILITIES & UNREGULATED POWER-0.03%
     Dominion Resources
      5.95% 6/15/35..........             110,000        103,135
                                                    ------------
                                                         103,135
                                                    ------------
     OIL, GAS & CONSUMABLE FUELS-0.16%
     Anadarko Petroleum
      5.95% 9/15/16..........              35,000         35,698
     Devon Financing
      6.875% 9/30/11.........              70,000         75,024
     Kinder Morgan Energy
      Partners
      5.125% 11/15/14........             110,000        107,331
      5.80% 3/15/35..........             175,000        158,928
     Transocean (Cayman
      Islands)
      6.80% 3/15/38..........              80,000         81,892
     Valero Energy
      6.625% 6/15/37.........              85,000         85,879
                                                    ------------
                                                         544,752
                                                    ------------
     PAPER & FOREST PRODUCTS-0.05%
     Weyerhaeuser
      6.75% 3/15/12..........             155,000        162,920
                                                    ------------
                                                         162,920
                                                    ------------
     PERSONAL PRODUCTS-0.02%
     Avon Products
      7.15% 11/15/09.........              75,000         79,215
                                                    ------------
                                                          79,215
                                                    ------------
     PHARMACEUTICALS-0.25%
     Abbott Laboratories
      5.60% 11/30/17.........             390,000        401,454
     Allergan
      5.75% 4/1/16...........             175,000        179,541
     AstraZeneca (United
      Kingdom) 6.45%
      9/15/37................              60,000         65,969
     Bristol-Myers Squibb
      5.875% 11/15/36........             130,000        129,630
     Teva Pharmaceuticals
      5.55% 2/1/16...........              75,000         74,233
                                                    ------------
                                                         850,827
                                                    ------------
     REAL ESTATE INVESTMENT TRUST-0.04%
     Prologis
      5.625% 11/15/15........             135,000        129,338
                                                    ------------
                                                         129,338
                                                    ------------
     ROAD & RAIL-0.04%
  #  Erac USA Finance 144A
      7.00% 10/15/37.........              80,000         72,872
      8.00% 1/15/11..........              50,000         53,534
                                                    ------------
                                                         126,406
                                                    ------------
     THRIFT & MORTGAGE FINANCE-0.32%
  -  Countrywide Financial
      4.979% 4/30/08.........              25,000         23,186
      5.128% 5/5/08..........              25,000         22,838
      5.20% 2/27/08..........             105,000        100,112
     Countrywide Home Loans
      3.25% 5/21/08..........             180,000        162,674
     Residential Capital
    -5.646% 6/9/08...........             160,000        137,600
      7.625% 11/21/08........             185,000        148,000
      7.875% 6/30/10.........             280,000        180,600
     Washington Mutual
      5.50% 1/15/13..........             365,000        324,206
                                                    ------------
                                                       1,099,216
                                                    ------------
     WIRELESS TELECOMMUNICATION SERVICES-0.04%
     Sprint Capital
      6.875% 11/15/28........             155,000        147,391
                                                    ------------
                                                         147,391
                                                    ------------
     TOTAL CORPORATE BONDS
      (COST $16,075,181).....                         16,047,456
                                                    ------------
     NON-AGENCY ASSET-BACKED SECURITIES-0.96%
  -  American Home Mortgage
      Investment Trust
      Series 2006-3 4A
      5.055% 11/25/35........             106,946         79,101
  -  Capital One Auto Finance
      Trust
      Series 2005-D A4
      5.068% 10/15/12........             250,000        246,436
  -  Citibank Credit Card
      Issuance Trust
      Series 2002-A8 A8
      4.73% 11/7/11..........             250,000        249,715
      Series 2003-A9 A9
      5.029% 11/22/10........             250,000        249,851
     Conseco Finance
      Securitizations
      Series 2000-5 A5
      7.70% 2/1/32...........              45,104         45,098

                    LVIP UBS Global Asset Allocation Fund-12

LVIP UBS GLOBAL ASSET ALLOCATION FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                       PRINCIPAL        VALUE
                                        AMOUNT()      (U.S. $)
     NON-AGENCY ASSET-BACKED SECURITIES (CONTINUED)
  -  #Countrywide Asset-Backed
      Certificates
      Series 2004-SD1 A1 144A
      5.205% 6/25/33.........              12,891   $     12,030
  -  DaimlerChrysler Auto
      Trust
      Series 2007-A A2B
      5.095% 3/8/11..........             385,000        385,091
=-#  Fieldstone Mortgage
      Investment
      Series 2006-S1 A 144A
      5.085% 1/25/37.........             150,184         97,620
  -  First Franklin Mortgage
      Loan Asset-Backed
      Certificates
      Series 2006-FFB A2
      4.995% 12/25/26........              95,437         47,893
     Home Equity Mortgage
      Trust
    -Series 2006-3 A1
      5.594% 9/25/36.........              87,159         62,338
      Series 2006-5 A1
      5.50% 1/25/37..........             213,600        138,370
    -Series 2006-6 2A1
      4.965% 3/25/37.........              86,065         36,803
     Long Beach Mortgage Loan
      Trust
      Series 2006-A A2
      5.548% 5/25/36.........              75,000         18,906
  -  Merrill Lynch First
      Franklin Mortgage Loan
      Trust
      Series 2007-A A1
      5.965% 10/25/27........              87,513         65,635
  -  Merrill Lynch Mortgage
      Investors
      Series 2006-SL1 A
      5.045% 9/25/36.........              44,801         35,364
  -  Morgan Stanley Mortgage
      Loan Trust
      Series 2006-14SL A1
      5.025% 11/25/36........             127,322         68,319
 =-  Nomura Asset Acceptance
      Series 2006-S4 A1
      5.035% 8/25/36.........             129,071        103,256
  #  Pinnacle Capital Asset
      Trust
      Series 2006-A B 144A
      5.51% 9/25/09..........             350,000        350,197
 -#  Providian Master Note
      Trust
      Series 2005 A1A A 144A
      5.088% 7/16/12.........             775,000        770,641
  -  SACO I Series 2006-5 2A1
      5.015% 5/25/36.........             159,645         72,735
  -  #Washington Mutual Master
      Note Trust
      Series 2007-A5A A5 144A
      5.778% 10/15/14........             175,000        172,505
                                                    ------------
     TOTAL NON-AGENCY
      ASSET-BACKED SECURITIES
      (COST $3,753,508)......                          3,307,904
                                                    ------------
     NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS-3.51%
  -  Bank of America
      Series 2007-C 1A4
      5.76% 5/20/36..........             975,000        929,759
  -  Bear Stearns ARM Trust
      Series 2005-1 4A1
      5.351% 3/25/35.........             357,178        353,718
     Countrywide Alternative
      Loan Trust
      Series 2006-5T2 A3
      6.00% 4/25/36..........             431,558        432,937
     Credit Suisse Mortgage
      Capital Certificates
      Series 2006-4 8A1
      7.00% 5/25/36..........             319,526        321,911
  -  First Horizon Asset
      Securities
      Series 2007-AR2 1A1
      5.855% 8/25/37.........             660,041        660,866
     GSR Mortgage Loan Trust
      Series 2005-4F 3A1
      6.50% 4/25/20..........             264,089        273,288
  -  Indymac Index Mortgage
      Loan Trust
      Series 2005-AR27 3A3
      5.576% 12/25/35........           1,075,000      1,060,742
     JPMorgan Alternative Loan
      Trust
    -Series 2006-A4 A7
      6.30% 9/25/36..........             700,000        652,207
      Series 2006-S1 1A19
      6.50% 3/25/36..........             442,905        431,102
     Lehman XS Trust
      Series 2005-8 2A3
      6.00% 12/25/35.........           1,000,000        872,358
  -  Merrill Lynch Credit
      Corporation Mortgage
      Investors
      Series 2006-2 4A
      5.797% 5/25/36.........           1,090,852      1,087,448
     Morgan Stanley Mortgage
      Loan Trust
      Series 2006-7 4A4
      6.00% 6/25/36..........             290,323        293,997
 -#  Paragon Mortgages
      Series 7A B1A 144A
      (United Kingdom)
      5.619% 5/15/43.........             170,000        168,853

                    LVIP UBS Global Asset Allocation Fund-13

LVIP UBS GLOBAL ASSET ALLOCATION FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                       PRINCIPAL        VALUE
                                        AMOUNT()      (U.S. $)
     NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
     Residential Accredit
      Loans Series 2007-QS6
      A29
      6.00% 4/25/37..........           1,131,457   $  1,123,455
     Residential Asset
      Securitization Trust
      Series 2006-A2 A11
      6.00% 1/25/46..........             625,000        604,904
     Washington Mutual
      Alternative Mortgage
      Pass Through
      Certificates
      Series 2006-5 1A3
      6.00% 7/25/36..........             409,213        407,998
  -  Washington Mutual
      Mortgage Pass Through
      Certificates
      Series 2002-AR17 1A
      5.988% 11/25/42........             247,317        239,607
      Series 2007-HY1 1A1
      5.715% 2/25/37.........             417,704        416,350
     Wells Fargo
      Mortgage-Backed
      Securities Trust
      Series 2006-10 A19
      6.00% 8/25/36..........             459,034        461,949
      Series 2007-11 B1
      6.00% 8/25/37..........             997,574        888,387
    -Series 2007-AR4 A1
      6.012% 8/25/37.........             418,753        419,066
                                                    ------------
     TOTAL NON-AGENCY
      COLLATERALIZED MORTGAGE
      OBLIGATIONS
      (COST $12,410,963).....                         12,100,902
                                                    ------------
     SOVEREIGN AGENCY-0.06%
     Development Bank of Japan
      1.70% 9/20/22..........    JPY   22,000,000        193,792
                                                    ------------
     TOTAL SOVEREIGN AGENCY
      (COST $178,751)........                            193,792
                                                    ------------
     SOVEREIGN DEBT-7.36%
     AUSTRIA-0.29%
     Republic of Austria
      5.00% 1/15/08..........    EUR      190,000        277,366
      5.25% 1/4/11...........    EUR      490,000        738,003
                                                    ------------
                                                       1,015,369
                                                    ------------
     BELGIUM-0.24%
     Kingdom of Belgium
      5.00% 9/28/11..........    EUR      150,000        225,374
      5.75% 3/28/08..........    EUR      410,000        600,765
                                                    ------------
                                                         826,139
                                                    ------------
     CANADA-0.30%
     Government of Canada
      6.00% 6/1/11...........    CAD      955,000      1,026,883
                                                    ------------
                                                       1,026,883
                                                    ------------
     FRANCE-1.00%
     French Treasury Notes
      3.00% 7/12/08..........    EUR      585,000        848,540
      3.50% 7/12/09..........    EUR      465,000        672,855
     Government of France
      4.75% 4/25/35..........    EUR      370,000        546,859
      5.50% 4/25/29..........    EUR      850,000      1,381,719
                                                    ------------
                                                       3,449,973
                                                    ------------
     GERMANY-2.11%
     Bundesschatzanweisungen
      3.75% 12/12/08.........    EUR      860,000      1,250,833
     Deutschland Republic
      3.50% 10/10/08.........    EUR      925,000      1,343,027
      3.75% 1/4/09...........    EUR      700,000      1,018,968
      4.50% 7/4/09...........    EUR    1,356,000      1,989,366
      4.75% 7/4/34...........    EUR      840,000      1,248,701
      5.25% 7/4/10...........    EUR      180,000        269,884
      6.25% 1/4/24...........    EUR       85,000        147,578
                                                    ------------
                                                       7,268,357
                                                    ------------
     ITALY-1.10%
     Italy Buoni Poliennali
      Del Tesoro
      4.00% 2/1/37...........    EUR      745,000        931,134
      4.50% 5/1/09...........    EUR      625,000        916,334
      5.25% 8/1/11...........    EUR      410,000        618,506
      6.50% 11/1/27..........    EUR      745,000      1,311,668
                                                    ------------
                                                       3,777,642
                                                    ------------
     JAPAN-1.05%
     Japan Government Bond
      5 yr 0.30% 3/20/08.....    JPY  217,000,000      1,943,911
      10 yr 1.30% 6/20/11....    JPY   36,000,000        327,646
      20 yr 1.90% 6/20/25....    JPY   35,000,000        310,593
      30 yr 2.30% 6/20/35....    JPY   27,000,000        240,567
      30 yr 2.30% 6/20/35....    JPY   20,000,000        178,198
     CPI Inflation Linked Bond
      1.00% 6/10/16..........    JPY   70,227,000        628,909
                                                    ------------
                                                       3,629,824
                                                    ------------
     NETHERLANDS-0.32%
     Netherlands Government
      4.00% 1/15/37..........    EUR      445,000        582,421
      5.00% 7/15/11..........    EUR      340,000        510,231
                                                    ------------
                                                       1,092,652
                                                    ------------
     POLAND-0.44%
     Poland Government
      5.25% 10/25/17.........    PLN    2,260,000        870,882
      5.75% 9/23/22..........    PLN    1,610,000        648,099
                                                    ------------
                                                       1,518,981
                                                    ------------

                    LVIP UBS Global Asset Allocation Fund-14

LVIP UBS GLOBAL ASSET ALLOCATION FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                       PRINCIPAL        VALUE
                                        AMOUNT()      (U.S. $)
     SOVEREIGN DEBT (CONTINUED)
     SWEDEN-0.11%
     Kingdom of Sweden
      6.75% 5/5/14...........    SEK    2,140,000   $    376,353
                                                    ------------
                                                         376,353
                                                    ------------
     UNITED KINGDOM-0.40%
     U.K. Treasury
      4.75% 9/7/15...........    GBP      230,000        464,312
      4.75% 3/7/20...........    GBP      290,000        588,979
      5.00% 3/7/12...........    GBP      165,000        335,550
                                                    ------------
                                                       1,388,841
                                                    ------------
     TOTAL SOVEREIGN DEBT
      (COST $23,860,967).....                         25,371,014
                                                    ------------
     SUPRANATIONAL BANK-0.43%
     European Investment Bank
      5.375% 10/15/12........    EUR      320,000        487,865
      5.75% 9/15/09..........    AUD      360,000        307,849
      6.25% 5/21/10..........    AUD      280,000        238,924
      6.25% 4/15/14..........    GBP      210,000        446,996
                                                    ------------
     TOTAL SUPRANATIONAL BANK
      (COST $1,425,803)......                          1,481,634
                                                    ------------
     U.S. TREASURY OBLIGATIONS-5.65%
     U.S. Treasury Bonds
      4.75% 2/15/37..........             805,000        842,735
      6.25% 8/15/23..........           2,390,000      2,862,214
      8.125% 8/15/19.........             120,000        161,794
     U.S. Treasury Inflation
      Index Notes
      2.375% 1/15/27.........             979,011      1,035,610
     U.S. Treasury Notes
      3.625% 10/31/09........              20,000         20,203
      4.25% 11/15/13.........             500,000        518,555
      4.625% 11/15/16........           1,050,000      1,099,958
      4.875% 6/30/09.........           7,130,000      7,314,938
      4.875% 6/30/12.........           5,315,000      5,638,885
                                                    ------------
     TOTAL U.S. TREASURY
      OBLIGATIONS
      (COST $19,117,701).....                         19,494,892
                                                    ------------

                                       NUMBERS OF
                                         SHARES
     WARRANTS-0.00%
 +#  Mediq 144A, exercise
      price $0.01, expiration
      date 6/1/09............                  40              0
 +#  Solutia144A, exercise
      price $7.59, expiration
      date 7/15/09...........                  20              0
 +#  Startec Global
      Communications 144A,
      exercise price $24.20,
      expiration date
      5/15/08................                  40              0
  +  US Airways, exercise
      price $10.00,
      expiration date
      1/1/10.................                   8              0
                                                    ------------
     TOTAL WARRANTS (COST
      $2,429)................                                  0
                                                    ------------





TOTAL VALUE OF SECURITIES-99.74% (COST $304,648,198)............................    343,983,390
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.26%...........................        892,201
                                                                                   ------------
NET ASSETS APPLICABLE TO 22,127,067 SHARES OUTSTANDING-100.00%..................   $344,875,591
                                                                                   ============
NET ASSET VALUE-LVIP UBS GLOBAL ASSET ALLOCATION FUND STANDARD CLASS
  ($280,963,505 / 18,022,923 SHARES)............................................        $15.589
                                                                                        =======
NET ASSET VALUE-LVIP UBS GLOBAL ASSET ALLOCATION FUND SERVICE CLASS ($63,912,086
  / 4,104,144 SHARES)...........................................................        $15.573
                                                                                        =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par)..................   $276,774,723
Undistributed net investment income.............................................      4,288,542
Accumulated net realized gain on investments....................................     25,664,684
Net unrealized appreciation of investments and foreign currencies...............     38,147,642
                                                                                   ------------
Total net assets................................................................   $344,875,591
                                                                                   ============



() Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

AUD-Australian Dollar
CAD-Canadian Dollar
CHF-Swiss Franc
EUR-European Monetary Unit
GBP-British Pounds Sterling
JPY-Japanese Yen
PLN-Polish Zlotych
SEK-Swedish Krona
SGD-Singapore Dollar
USD-United States Dollar


                    LVIP UBS Global Asset Allocation Fund-15

LVIP UBS GLOBAL ASSET ALLOCATION FUND
STATEMENT OF NET ASSETS (CONTINUED)


----------
 Includes $1,015,873 cash pledged as collateral for financial futures contracts.

 Securities have been classified by type of business. Classification by country of origin has been presented on page 3 in "Sector and Country Allocations."

+ Non-income producing security for the year ended December 31, 2007.

- Variable rate security. The rate shown is the rate as of December 31, 2007.

# Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2007, the aggregate amount of Rule 144A securities equaled $3,498,572, which represented 1.01% of the Fund's net assets. See Note 8 in "Notes to Financial Statements."

=/ The rate shown is the effective yield at the time of purchase.

 Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

= Security is being fair valued in accordance with the Fund's fair valuation policy. At December 31, 2007, the aggregate amount of fair valued securities equaled $200,876, which represented 0.06% of the Fund's net assets. See Note 1 in "Notes to Financial Statements."

 Considered an affiliated company. See Note 2 in "Notes to Financial Statements." Investments in companies considered to be affiliates of the Fund were as follows:

                          BALANCE AT          GROSS        GROSS        REALIZED GAINS       VALUE
      COMPANY        BEGINNING OF PERIOD    ADDITIONS    REDUCTIONS   DURING THE PERIOD     12/31/07
-------------------  -------------------   ----------   -----------   -----------------   -----------
UBS Emerging
  Markets Equity
  Relationship Fund      $13,805,794       $       --   $14,900,000       $8,609,940      $ 3,693,340
UBS High Yield
  Relationship Fund        2,818,394        6,500,000            --               --        9,570,009
                         -----------                                                      -----------
                         $16,624,188                                                      $13,263,349
                         ===========                                                      ===========



SUMMARY OF ABBREVIATIONS:
ARM-Adjustable Rate Mortgage
CDO-Collateralized Debt Obligation
CPI-Consumer Price Index
CVA-Dutch Certificate
GNMA-Government National Mortgage Association
S.F.-Single Family
yr-Year

The following foreign currency exchange contracts and financial futures contracts were outstanding at December 31, 2007:

FOREIGN CURRENCY EXCHANGE CONTRACTS(1)

                                                                        UNREALIZED
    CONTRACTS TO                                                       APPRECIATION
 RECEIVE (DELIVER)        IN EXCHANGE FOR       SETTLEMENT DATE       (DEPRECIATION)
-------------------       ---------------       ---------------       --------------
  AUD    (1,270,000)      USD   1,093,788           5/29/08             $    (7,197)
  CAD    (3,420,000)      USD   3,468,736           5/29/08                  25,092
  CHF    22,995,000       USD (21,070,234)          5/29/08                (625,065)
  EUR      (875,000)      USD   1,285,353           5/29/08                   7,855
  EUR   (28,545,000)      USD  42,317,963           5/29/08                 642,334
  GBP      (890,000)      USD   1,809,032           5/29/08                  48,688
  GBP    (7,975,000)      USD  16,298,827           5/29/08                 524,961
  JPY 3,956,000,000       USD (37,396,975)          5/29/08              (1,365,744)
  JPY   187,300,000       USD  (1,708,879)          5/29/08                  (3,210)
  PLN    (2,240,000)      USD     895,141           5/29/08                  (8,027)
  SEK   116,820,000       USD (18,542,857)          5/29/08                (469,803)
  SGD     5,860,000       USD  (4,096,899)          5/29/08                   3,650
                                                                        -----------
                                                                        $(1,226,466)
                                                                        ===========





                    LVIP UBS Global Asset Allocation Fund-16

LVIP UBS GLOBAL ASSET ALLOCATION FUND
STATEMENT OF NET ASSETS (CONTINUED)

FINANCIAL FUTURES CONTRACTS(1)

                                   NOTIONAL                                    UNREALIZED
CONTRACTS TO                         COST         NOTIONAL     EXPIRATION     APPRECIATION
BUY (SELL)                        (PROCEEDS)       VALUE          DATE       (DEPRECIATION)
------------                     -----------    -----------    ----------    --------------
   17  Amsterdam Index           $ 2,490,389    $ 2,565,085      1/18/08        $  74,696
  (11) DAX Index Futures          (3,131,049)    (3,268,673)     3/20/08         (137,624)
   54  New Financial Times
       Stock Exchange 100
       Index                       6,803,285      6,925,563      3/20/08          122,278
  (24) NIKKEI 225 Index           (3,411,069)    (3,281,922)     3/13/08          129,147
  (10) S&P/Toronto Stock
       Exchange 60 Index          (1,583,570)    (1,637,233)     3/19/08          (53,663)
  (10) SPI 200 Index              (1,333,687)    (1,390,926)     3/20/08          (57,239)
  (38) U.S. Treasury 5 yr
       Notes                      (4,160,323)    (4,190,688)     3/31/08          (30,365)
                                                                                ---------
                                                                                $  47,230
                                                                                =========



The use of foreign currency exchange contracts and financial futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

(1) See Note 7 in "Notes to Financial Statements."

                             See accompanying notes


                    LVIP UBS Global Asset Allocation Fund-17

LVIP UBS GLOBAL ASSET ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007


ASSETS:
Investments in unaffiliated companies, at value (Cost $294,827,784)...........   $330,720,041
Investments in affiliated companies, at value (Cost $9,820,414)...............     13,263,349
Cash pledged as collateral for financial futures contracts....................      1,015,873
Foreign currencies (Cost $2,327,554)..........................................      2,318,086
Receivable for securities sold................................................        326,416
Dividends and interest receivable.............................................      1,408,192
Subscriptions receivable......................................................        407,904
Foreign currency contracts, at value..........................................        712,395
Other assets..................................................................          6,394
                                                                                 ------------

TOTAL ASSETS..................................................................    350,178,650
                                                                                 ------------
LIABILITIES:
Cash overdraft................................................................        723,381
Payable for securities purchased..............................................      2,147,290
Liquidations payable..........................................................        133,876
Due to manager and affiliates.................................................        228,225
Other accrued expenses........................................................         93,105
Variation margin payable on futures contracts.................................         38,321
Foreign currency contracts, at value..........................................      1,938,861
                                                                                 ------------
TOTAL LIABILITIES.............................................................      5,303,059
                                                                                 ------------
TOTAL NET ASSETS..............................................................   $344,875,591
                                                                                 ============




                             See accompanying notes


                    LVIP UBS Global Asset Allocation Fund-18

LVIP UBS GLOBAL ASSET ALLOCATION FUND
STATEMENT OF OPERATIONS
Year ended December 31, 2007


INVESTMENT INCOME:
Dividends............................   $  4,360,378
Interest.............................      5,060,918
Foreign tax withheld.................       (118,998)
                                        ------------
                                           9,302,298
                                        ------------
EXPENSES:
Management fees......................      2,466,251
Accounting and administration
 expenses...........................         251,578
Distribution expenses-Service Class..        120,804
Custodian fees.......................         86,587
Reports and statements to
 shareholders.......................          59,152
Professional fees....................         36,893
Trustees' fees.......................          6,525
Other................................         34,254
                                        ------------
                                           3,062,044
Less expense paid indirectly.........        (11,141)
                                        ------------
Total operating expenses.............      3,050,903
                                        ------------
NET INVESTMENT INCOME................      6,251,395
                                        ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES:
Net realized gain (loss) on:
 Investments from affiliated
 companies..........................       8,609,940
 Investments from unaffiliated
 companies..........................      20,756,929
 Futures contracts..................        (664,296)
 Foreign currencies.................         497,976
                                        ------------
Net realized gain....................     29,200,549
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies.........................     (14,976,401)
                                        ------------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN
 CURRENCIES.........................      14,224,148
                                        ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS....................    $ 20,475,543
                                        ============




                             See accompanying notes


LVIP UBS GLOBAL ASSET ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS



                                          YEAR ENDED
                                   12/31/07       12/31/06
                                 ------------   ------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income.........   $  6,251,395   $  5,466,709
Net realized gain on
 investments and foreign
 currencies..................      29,200,549     17,221,622
Net change in unrealized
 appreciaton/depreciation of
 investments and foreign
 currencies..................     (14,976,401)    18,594,683
                                 ------------   ------------
Net increase in net assets
 resulting from operations...      20,475,543     41,283,014
                                 ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class..............      (4,836,473)    (3,667,646)
 Service Class...............        (772,835)      (332,354)
Net realized gain on
 investments:
 Standard Class..............     (13,230,087)   (13,626,351)
 Service Class...............      (2,366,933)      (724,318)
                                 ------------   ------------
                                  (21,206,328)   (18,350,669)
                                 ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class..............      13,842,995     19,047,842
 Service Class...............      37,896,814     29,616,718
Net asset value of shares
 issued upon reinvestment of
 dividends and distributions:
 Standard Class..............      18,066,560     17,293,997
 Service Class...............       3,139,768      1,056,672
                                 ------------   ------------
                                   72,946,137     67,015,229
                                 ------------   ------------
Cost of shares repurchased:
 Standard Class..............     (42,695,480)   (38,613,793)
 Service Class...............     (10,704,841)    (9,062,653)
                                 ------------   ------------
                                  (53,400,321)   (47,676,446)
                                 ------------   ------------
Increase in net assets derived
 from capital share
 transactions................      19,545,816     19,338,783
                                 ------------   ------------
NET INCREASE IN NET ASSETS....     18,815,031     42,271,128
NET ASSETS:
Beginning of year.............    326,060,560    283,789,432
                                 ------------   ------------
End of year (including
 undistributed net investment
 income of $4,288,542 and
 $1,597,557, respectively)...    $344,875,591   $326,060,560
                                 ============   ============




                             See accompanying notes


                    LVIP UBS Global Asset Allocation Fund-19

LVIP UBS GLOBAL ASSET ALLOCATION FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                               LVIP UBS GLOBAL ASSET ALLOCATION FUND STANDARD CLASS
                                                                                    YEAR ENDED
                                                12/31/07         12/31/06         12/31/05         12/31/04(1)         12/31/03(2)
                                                ----------------------------------------------------------------------------------
Net asset value, beginning of period.........   $ 15.646         $ 14.535         $ 14.186           $ 12.704            $ 10.890

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(3).....................      0.301            0.273            0.187              0.190               0.134
Net realized and unrealized gain on
 investments and foreign currencies.........       0.668            1.767            0.729              1.515               2.045
                                                --------         --------         --------           --------            --------
Total from investment operations.............      0.969            2.040            0.916              1.705               2.179
                                                --------         --------         --------           --------            --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income........................     (0.272)          (0.197)          (0.177)            (0.223)             (0.365)
Net realized gain on investments.............     (0.754)          (0.732)          (0.390)                --                  --
                                                --------         --------         --------           --------            --------
Total dividends and distributions............     (1.026)          (0.929)          (0.567)            (0.223)             (0.365)
                                                --------         --------         --------           --------            --------
Net asset value, end of period...............   $ 15.589         $ 15.646         $ 14.535           $ 14.186            $ 12.704
                                                ========         ========         ========           ========            ========
Total return(4)..............................      6.37%           14.51%            6.80%             13.54%              20.40%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)......   $280,964         $291,846         $273,272           $268,263            $257,804
Ratio of expenses to average net assets......      0.87%            0.91%            0.93%              1.03%               1.06%
Ratio of net investment income to average net
 assets.....................................       1.88%            1.83%            1.33%              1.46%               1.16%
Portfolio turnover...........................        99%              78%              91%               139%                191%



----------
(1)Commencing January 1, 2004, UBS Global Asset Management (Americas), Inc. replaced Putnam Investments as the Fund's sub-advisor.

(2)Effective April 30, 2003, the Lincoln National Global Asset Allocation Fund, Inc. was merged into the Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Global Asset Allocation Fund, Inc.

(3)The average shares outstanding method has been applied for per share information.

(4)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes


                    LVIP UBS Global Asset Allocation Fund-20

LVIP UBS GLOBAL ASSET ALLOCATION FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                LVIP UBS GLOBAL ASSET ALLOCATION FUND SERVICE CLASS
                                                                                                                        5/15/03(2)
                                                                           YEAR ENDED                                       TO
                                                 12/31/07         12/31/06         12/31/05         12/31/04(1)          12/31/03
                                                 ---------------------------------------------------------------------------------
Net asset value, beginning of period..........    $15.631          $14.528          $14.179           $12.700             $11.578

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(3)......................      0.261            0.235            0.152             0.157               0.062
Net realized and unrealized gain on
 investments and foreign currencies..........       0.667            1.765            0.729             1.512               1.411
                                                  -------          -------          -------           -------             -------
Total from investment operations..............      0.928            2.000            0.881             1.669               1.473
                                                  -------          -------          -------           -------             -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.........................     (0.232)          (0.165)          (0.142)           (0.190)             (0.351)
Net realized gain on investments..............     (0.754)          (0.732)          (0.390)               --                  --
                                                  -------          -------          -------           -------             -------
Total dividends and distributions.............     (0.986)          (0.897)          (0.532)           (0.190)             (0.351)
                                                  -------          -------          -------           -------             -------
Net asset value, end of period................    $15.573          $15.631          $14.528           $14.179             $12.700
                                                  =======          =======          =======           =======             =======
Total return(4)...............................      6.11%           14.23%            6.53%            13.27%              13.07%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).......    $63,912          $34,215          $10,517           $ 3,842             $   810
Ratio of expenses to average net assets.......      1.12%            1.16%            1.18%             1.28%               1.29%
Ratio of net investment income to average net
 assets......................................       1.63%            1.58%            1.08%             1.21%               0.83%
Portfolio turnover............................        99%              78%              91%              139%              191%(5)



----------
(1)Commencing January 1, 2004, UBS Global Asset Management (Americas), Inc. replaced Putnam Investments as the Fund's sub-advisor.

(2)Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(3)The average shares outstanding method has been applied for per share information.

(4)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

(5)Portfolio turnover is representative of the Fund for the entire year.

                             See accompanying notes



                    LVIP UBS Global Asset Allocation Fund-21

LVIP UBS GLOBAL ASSET ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 31 series. These financial statements and the related notes pertain to the LVIP UBS Global Asset Allocation Fund (formerly the Global Asset Allocation Fund) (the "Fund"). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize long-term total return consistent with preservation of capital.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Financial futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust are allocated each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax

                    LVIP UBS Global Asset Allocation Fund-22

LVIP UBS GLOBAL ASSET ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)



1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gains on investment in the accompanying financial statements and totaled $12,164 for the year ended December 31, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Lincoln Investment Advisors Corporation (LIA) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. LIA is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIA receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund; 0.70% of the next $200 million; and 0.68% of the average daily net assets of the Fund in excess of $400 million.

Prior to April 30, 2007, Delaware Management Company, a series of Delaware Management Business Trust and subsidiary of LNC, acted as the Fund's investment advisor and was compensated according to the same advisory fee rate.

UBS Global Asset Management (Americas) Inc. (the "Sub-Advisor") is responsible for the day-to-day management of the Fund's investment portfolio. For these services, LIA, not the Fund, pays the Sub-Advisor at an annual rate of 0.47% on the first $200 million of the Fund's average daily net assets; 0.42% of the next $200 million; and 0.40% of any excess of the Fund's average daily net assets over $400 million.

The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment sub-advisor. The commissions paid to these affiliated firms were $651 for the year ended December 31, 2007.

Effective October 1, 2007, Mellon Bank, N.A. provides fund accounting and financial administration services to the Fund. For these services, the Fund pays Mellon a monthly fee based on average net assets, subject to certain minimums.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets. Prior to October 1, 2007, DSC provided fund accounting and financial administration to the Fund for which it received a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2007, the Fund was charged $200,663 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust was charged $553,000 for the year ended December 31, 2007, which was allocated to the funds based on average net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2007, fees for administrative and support services amounted to $14,686 and $5,634, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2007, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIA..........   $213,640
Fees Payable to DSC.....................      1,441
Distribution Fees Payable to LFD .......     13,144


The Fund may invest in UBS High Yield Relationship Fund and UBS Emerging Markets Equity Relationship Fund (collectively, the "UBS Relationship Funds"), open-end management investment companies managed by UBS Global Asset Management (Americas) Inc. The UBS Relationship Funds are offered as investment options only to mutual funds and certain other accounts managed by UBS Global Asset Management (Americas) Inc. The UBS Relationship Funds pay no investment management fees to UBS Global Asset Management (Americas) Inc. or the applicable sub-advisors. For the year ended December 31, 2007, the Fund received no distributions from the UBS Relationship Funds.

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2007, the Fund made purchases of $206,188,117 and sales of $195,578,395 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2007, the Fund made purchases of $126,882,058 and sales of $128,563,954 of long-term U.S. government securities.


                    LVIP UBS Global Asset Allocation Fund-23

LVIP UBS GLOBAL ASSET ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)



3. INVESTMENTS (CONTINUED)


At December 31, 2007, the cost of investments for federal income tax purposes was $306,171,062. At December 31, 2007, net unrealized appreciation was $37,812,328, of which $51,989,961 related to unrealized appreciation of investments and $14,177,633 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                           YEAR ENDED
                                  12/31/07            12/31/06
                                -----------         -----------
Ordinary income..............   $ 8,526,980         $ 7,876,506
Long-term capital gain.......    12,679,348          10,474,163
                                -----------         -----------
Total........................   $21,206,328         $18,350,669
                                ===========         ===========



5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest.........   $276,774,723
Undistributed ordinary income.........     10,773,148
Undistributed long-term capital
  gains...............................     20,924,105
Other temporary differences...........     (1,277,801)
Unrealized appreciation of investments
  and foreign currencies..............     37,681,416
                                         ------------
Net assets............................   $344,875,591
                                         ============



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of foreign currency contracts, mark-to-market on futures contracts, partnership income and straddle loss deferrals.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of paydown gains (losses) on mortgage- and asset-backed securities, partnership income, gain (loss) on foreign currency transactions and passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Fund recorded the following reclassifications:

 UNDISTRIBUTED     ACCUMULATED
NET INVESTMENT    NET REALIZED
    INCOME            GAIN
--------------    ------------
  $2,048,898       $(2,048,898)


6. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                YEAR ENDED   YEAR ENDED
                                                 12/31/07     12/31/06
                                                ----------   ----------
Shares sold:
  Standard Class..............................     864,811    1,271,670
  Service Class...............................   2,384,843    2,008,812
Shares issued upon reinvestment of dividends
  and distributions:
  Standard Class..............................   1,183,146    1,175,589
  Service Class...............................     206,165       71,585
                                                ----------   ----------
                                                 4,638,965    4,527,656
                                                ----------   ----------
Shares repurchased:
  Standard Class..............................  (2,677,824)  (2,595,194)
  Service Class...............................    (675,717)    (615,456)
                                                ----------   ----------
                                                (3,353,541)  (3,210,650)
                                                ----------   ----------
Net increase..................................   1,285,424    1,317,006
                                                ==========   ==========






                    LVIP UBS Global Asset Allocation Fund-24

LVIP UBS GLOBAL ASSET ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. SUPPLEMENTAL FINANCIAL INSTRUMENT INFORMATION
Foreign Currency Exchange Contracts--The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in receivables and other assets net of liabilities on the statement of net assets.

Financial Futures Contracts--The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates or with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. A futures contract is an agreement to buy or sell an underlying instrument at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in receivables and other assets net of liabilities on the statement of net assets.

8. CREDIT AND MARKET RISK
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in markets perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in high yield fixed income securities, which carry ratings of BBB or lower by Standard & Poor's Ratings Group and Baa or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Trustees has delegated to LIA the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. As of December 31, 2007, no securities have been determined to be illiquid under the Fund's Liquidity Procedures. Rule 144A securities have been identified on the statement of net assets.

9. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                    LVIP UBS Global Asset Allocation Fund-25

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
LVIP UBS Global Asset Allocation Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of the LVIP UBS Global Asset Allocation Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP UBS Global Asset Allocation Fund of Lincoln Variable Insurance Products Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 14, 2008


                    LVIP UBS Global Asset Allocation Fund-26

LVIP UBS GLOBAL ASSET ALLOCATION FUND
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2007, the Fund designates distributions paid during the year as follows:

     (A)                       (B)
  LONG-TERM                  ORDINARY
 CAPITAL GAIN                 INCOME                    TOTAL                      (C)
DISTRIBUTIONS             DISTRIBUTIONS             DISTRIBUTIONS              QUALIFYING
 (TAX BASIS)               (TAX BASIS))              (TAX BASIS)              DIVIDENDS(1)
-------------             -------------             -------------             ------------
     60%                       40%                       100%                      31%




----------
(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on percentage of the Fund's ordinary income.

(1) Qualifiying dividends represent dividends which qualify for the corporate dividends received deduction.


APPROVAL OF SUB-ADVISORY AGREEMENT

On August 13, 2007, the Board of Trustees of Lincoln Variable Insurance Products Trust (the "Trust"), met to consider, among other things, the renewal of the sub-advisory agreement with UBS Global Asset Management (Americas) Inc. ("UBS") for the LVIP UBS Global Asset Allocation Fund (the "Fund").

The Independent Trustees reported that they had requested and reviewed materials provided by Lincoln Investment Advisors Corporation ("LIAC") and UBS prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment advisory and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, UBS provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including its Form ADV, information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information for the Fund compared to the performance of a peer group of funds and/or a securities market index and data comparing the Fund's sub-advisory fees to an expense peer group of funds and/or to similarly managed funds. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the "interested" Trustee and officers and employees of Lincoln Life and LIAC to consider renewal of the sub-advisory agreement for the Fund.

In considering the renewal of the investment sub-advisory agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. With respect to the sub-advisory agreement for the Fund, the Independent Trustees noted that although the investment management agreement with LIAC was not currently being reviewed, LIAC's performance in supervising UBS to date has been satisfactory. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund to renew the sub-advisory agreement and accordingly, recommended to the Board of Trustees the renewal of the agreement.

SUB-ADVISORY AGREEMENT

In considering the renewal of the sub-advisory agreement between LIAC and UBS on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by UBS under the sub-advisory agreement. The Independent Trustees reviewed the services provided by UBS, the background of the investment professionals servicing the Fund and the brokerage arrangements of UBS. The Independent Trustees reviewed the investment performance of the Fund compared to its Lipper performance peer group and a securities market index and determined that the investment performance of the Fund over the short-term was above the average of the Fund's Lipper performance peer group, and that overall performance has been acceptable. The Independent Trustees concluded that the services provided by UBS have been acceptable. The Independent Trustees also considered the sub-advisory fee schedule, which contains breakpoints, compared to another sub-advised fund in its Lipper expense peer group and UBS's institutional account fee schedule and concluded that the sub-advisory fee schedule was reasonable. With respect to profitability, the Independent Trustees considered UBS's representation that the current level of fees was mutually beneficial. The Independent Trustees also considered that the sub-advisory fee schedule was negotiated at arm's length between DMC, LIAC's predecessor, and UBS, an unaffiliated third party, and that LIAC compensates UBS from its fees. The Independent Trustees also considered whether UBS receives any incidental benefits in connection with its relationship to the Fund and noted that UBS has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of UBS.

At the August 13th meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the renewal of the sub-advisory agreement and the fees and other amounts to be paid under the agreement.


                    LVIP UBS Global Asset Allocation Fund-27

OFFICER/TRUSTEE INFORMATION FOR LINCOLN VIP TRUST


                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Kelly D.               Chairman,        Chairman since    Vice President, The Lincoln National             32        Lincoln
Clevenger(1)           President        August 1995;      Life Insurance Company.  Executive Vice                    Retirement
1300 S. Clinton        and Trustee      President and     President, Lincoln Retirement Services                     Services
Street                                  Trustee since     Company, LLC; Second Vice President,                       Company,
Fort Wayne, IN 46802                    November 1994     Lincoln Life & Annuity Company of New                      LLC
YOB: 1952                                                 York
Michael D. Coughlin    Trustee          Trustee since     Management Consultant, Coughlin                  32        Merrimack
1300 S. Clinton                         April 2007        Associates                                                 County
Street                                                                                                               Savings Bank;
Fort Wayne, IN 46802                                                                                                 Trustee of
YOB: 1942                                                                                                            Merrimack
                                                                                                                     Bankcorp, MHC.
Nancy L. Frisby        Trustee          Trustee since     Formerly: Senior Vice President and              32        N/A
1300 S. Clinton                         April 1992        Chief Financial Officer, DeSoto Memorial
Street                                                    Hospital
Fort Wayne, IN 46802
YOB: 1941
Elizabeth S. Hager     Trustee          Trustee since     Executive Director of United Way of              32        N/A
1300 S. Clinton                         April 2007        Merrimack County; Representative, New
Street                                                    Hampshire House of Representatives
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon          Trustee          Trustee since     Professor of Economics and Management,           32        N/A
1300 S. Clinton                         February 2006;    DePauw University
Street                                  Formerly:
Fort Wayne, IN 46802                    Advisory
YOB: 1948                               Trustee since
                                        November  2004
Thomas D. Rath         Trustee          Trustee since     Partner, Rath, Young and Pignatelli              32        Associated
1300 S. Clinton                         April 2007                                                                   Grocers
Street                                                                                                               of New England
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella      Trustee          Trustee since     President Emeritus, Indiana Health               32        Advisory Board
1300 S. Clinton                         February 1998     Association, Formerly: President,                          of
Street                                                    Indiana Hospital & Health Association                      Harris Bank
Fort Wayne, IN 46802
YOB: 1943
David H. Windley       Trustee          Trustee since     Retired Director of Blue & Co., LLC.             32        Meridian
1300 S. Clinton                         August 2004                                                                  Investment
Street                                                                                                               Advisors, Inc.
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary        Secretary since   Secretary, Lincoln VIP Trust; Formerly:         N/A        N/A
1300 S. Clinton                         February 1995     Secretary and Assistant Vice President,
Street                                                    The Lincoln National Life Insurance
Fort Wayne, IN 46802                                      Company
YOB: 1954
William P. Flory,      Second Vice      Second Vice       Second Vice President and Director of           N/A        N/A
Jr.(1)                 President and    President since   Separate Account Operations and Mutual
1300 S. Clinton        Chief            August 2007;      Fund Administration, The Lincoln
Street                 Accounting       Chief             National Life Insurance Company;
Fort Wayne, IN 46802   Officer          Accounting        Formerly: Second Vice President and
YOB: 1961                               Officer           Director of Corporate Procurement and
                                        since May 2006    Assistant Vice President of Separate
                                                          Account Operations and Mutual Fund
                                                          Administration, The Lincoln National
                                                          Life Insurance Company
Rise' C.M. Taylor(1)   Vice President   Vice President    Vice President and Treasurer, The               N/A        N/A
1300 S. Clinton        and              since August      Lincoln National Life Insurance Company;
Street                 Treasurer        2003 and          Vice President and Treasurer, Lincoln
Fort Wayne, IN 46802                    Treasurer since   Life & Annuity Company of New York
YOB: 1967                               May 2006;
                                        Formerly:
                                        Assistant
                                        Treasurer since
                                        August 2003
Kevin J. Adamson(1)    Second Vice      Second Vice       Second Vice President, Director of Funds        N/A        N/A
1300 S. Clinton        President        President since   Managements, The Lincoln National Life
Street                                  May 2006          Insurance Company; Formerly: Director of
Fort Wayne, IN 46802                                      Financial Operations, Swiss Re/Lincoln
YOB: 1966                                                 Re

                    LVIP UBS Global Asset Allocation Fund-28

                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John A. Weston(1)      Chief            Chief             Vice President for Fund and Advisor             N/A        N/A
1300 S. Clinton        Compliance       Compliance        Compliance, The Lincoln National Life
Street                 Officer          Officer since     Insurance Company; Treasurer, Jefferson
Fort Wayne, IN 46802                    May 2007          Pilot Variable Fund, Inc.
YOB: 1959
Michael Schulitz(1)    Second Vice      Second Vice       Second Vice President, Product                  N/A        N/A
1300 S. Clinton        President        President since   Marketing, The Lincoln National Life
Street                                  August 2007       Insurance Company
Fort Wayne, IN 46802
YOB: 1968
David Weiss(1)         Assistant Vice   Assistant Vice    Assistant Vice President, Funds                 N/A        N/A
1300 S. Clinton        President        President since   Management Research, The Lincoln
Street                                  August 2007       National Life Insurance Company;
Fort Wayne, IN 46802                                      Formerly:  Director, Funds Management
YOB: 1976                                                 Research; Mutual Fund/Securities
                                                          Analyst; Senior Mutual Fund Analyst,
                                                          Jefferson Pilot Corp.



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                    LVIP UBS Global Asset Allocation Fund-29

                                                   LVIP VALUE OPPORTUNITIES FUND

                           (VALUE OPPORTUNITIES LOGO)

                            LVIP Value Opportunities Fund
                              a series of Lincoln Variable
                              Insurance Products Trust
                            Annual Report
                            December 31, 2007





                                                   LVIP VALUE OPPORTUNITIES FUND


                                            (FORMERLY SMALL CAP VALUE PORTFOLIO,
                                A SERIES OF JEFFERSON PILOT VARIABLE FUND, INC.)

LVIP VALUE OPPORTUNITIES FUND

INDEX



COMMENTARY                                                                 1

DISCLOSURE OF FUND EXPENSES                                                2

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS                               3

STATEMENT OF NET ASSETS                                                    4

STATEMENT OF OPERATIONS                                                    7

STATEMENTS OF CHANGES IN NET ASSETS                                        7

FINANCIAL HIGHLIGHTS                                                       8

NOTES TO FINANCIAL STATEMENTS                                             10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                   14

OTHER FUND INFORMATION                                                    15

OFFICER/TRUSTEE INFORMATION                                               16


LVIP VALUE OPPORTUNITIES FUND
2007 ANNUAL REPORT COMMENTARY

Managed by:
                                                                          (LOGO)

The Fund returned 1.80% (Standard Class shares with distributions reinvested) for the year ended December 31, 2007, while its benchmark, the Russell 2000 Value Index* returned (9.78%).

DALTON, GREINER, HARTMAN, MAHER & CO. SUB-ADVISED THE FUND THROUGH OCTOBER 14, 2007.

Because we do not make significant sector allocation bets, the bulk of our value added continues to come from security selection, with positive contributions from most economic sectors year to date.

The breadth of performance has remained strong, with the majority of stocks in the fund contributing positively to relative return. The fact that our relative performance is not concentrated in any one sector nor in a few securities bodes well for sustainability and serves as confirmation that our disciplined investment process is working as expected.

While macro factors may have helped our performance by at least temporarily re-introducing some fear into the market, excess return of the Fund this year is also attributable to our sharpened focus on driving adherence to our time-tested investment process.

Dalton, Greiner, Hartman, Maher & Co.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC SUB-ADVISED THE FUND
FROM OCTOBER 15, 2007-DECEMBER 31, 2007

Considering the volatility of the current markets fueled by uncertainty surrounding economic growth, the Fund fared well. Relative to the Russell 2000 Value Index benchmark, the Fund's stock selection within the industrial sector reaped benefits. Likewise, investments within the consumer discretionary space fared better than the index's positions in the same group, which also benefited relative results.

Within healthcare, the Fund's exposure was mainly to the provider and service group, as well as the health care equipment and suppliers. The health care provider companies fared much better than the equipment firms did, and the Fund's positions in this space outperformed the companies held by the benchmark index.

With the continued weakness of financial company shares, it is also worth noting that being underweight to the group combined with good stock selection, was favorable for performance. The stock selection process has helped in the avoidance of many weaker names, while directing attention to solid investments especially within the insurance industry.

Weaker areas in terms of relative performance included materials, energy, and utilities. Stock selection within the materials group was negatively affected by the stronger performance of index names relative to those held by the Fund.

Heading into 2008, the process that drives stock selection and portfolio construction remains intact. Looking for attractively valued stocks whose upward inflection points signal potential upside in the names has led to an overweight to industrials, consumer discretionary and health care stocks. Where we believe fewer opportunities exist, we have underweight positions. These include financials, utilities and technology names. While we remain cognizant of macro issues and events, these occurrences do not drive our stock selection methodology. We seek to adhere to an approach where a thorough examination of the fundamentals determines to which potential value opportunities we gain exposure, and the value traps we avoid.

Christian Stadlinger, PhD
Columbia Management Advisors, LLC

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the fund. References to specific securities, sectors or industries should not be construed as a recommendation or investment advice. Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other funds managed by Lincoln Investment Advisors Corporation or Columbia Management Advisors, LLC.

Growth of $10,000 invested 5/1/2001 through 12/31/07

(LINE GRAPH)

                                       LVIP VALUE
                                   OPPORTUNITIES FUND
                                     STANDARD CLASS      RUSSELL 2000
                                         SHARES           VALUE INDEX
                                   ------------------    ------------
5/1/01                                  10000.00           10000.00
                                        11137.00           11403.00
                                         9730.00           10100.00
                                        13212.00           14748.00
                                        15824.00           18029.00
                                        16631.00           18878.00
                                        18341.00           23310.00
12/31/07                                18671.00           21031.00




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Value Opportunities Fund Standard Class shares on 5/1/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $18,671. For comparison, look at how the Russell 2000 Value Index did over the same period. The same $10,000 investment would have grown to $21,031. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns               Ended
on investment                            12/31/07
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
One Year                                   +1.80%
-------------------------------------------------
Five Years                                +13.92%
-------------------------------------------------
Inception (5/1/01)                         +9.81%
-------------------------------------------------
Service Class Shares
-------------------------------------------------
Inception (4/30/07)                        -1.56%
-------------------------------------------------



* The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Commencing October 15, 2007, Columbia Management Advisors, LLC replaced Dalton, Greiner, Hartman, Maher & Co. as the Fund's sub-advisor.



                         LVIP Value Opportunities Fund-1

LVIP VALUE OPPORTUNITIES FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2007 TO DECEMBER 31, 2007

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                  Expenses
                        Beginning      Ending                   Paid During
                         Account      Account     Annualized       Period
                          Value        Value        Expense      7/1/07 to
                          7/1/07      12/31/07       Ratio       12/31/07*
---------------------------------------------------------------------------
ACTUAL
Standard Class Shares   $1,000.00    $  949.60       1.20%         $5.90
Service Class Shares     1,000.00       948.50       1.45%          7.12
---------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares   $1,000.00    $1,019.16       1.20%         $6.11
Service Class Shares     1,000.00     1,017.90       1.45%          7.38
---------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).




                         LVIP Value Opportunities Fund-2

LVIP VALUE OPPORTUNITIES FUND

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.


                                            PERCENTAGE
SECTOR                                    OF NET ASSETS
-------------------------------------------------------
COMMON STOCK                                   98.76%
-------------------------------------------------------
Aerospace & Defense                             5.25%
Airlines                                        0.97%
Auto Components                                 1.48%
Capital Markets                                 2.28%
Chemicals                                       1.97%
Commercial Banks                                9.66%
Commercial Services & Supplies                  6.37%
Communications Equipment                        0.48%
Computers & Peripherals                         1.29%
Construction & Engineering                      1.13%
Containers & Packaging                          1.56%
Diversified Consumer Services                   0.88%
Diversified Telecommunications
  Services                                      0.90%
Electrical Equipment                            2.06%
Electronic Equipment & Instruments              5.63%
Energy Equipment & Services                     1.78%
Food & Staples Retailing                        1.67%
Gas Utilities                                   1.68%
Health Care Equipment & Supplies                2.88%
Health Care Providers & Services                3.83%
Hotels, Restaurants & Leisure                   1.86%
Household Durables                              1.69%
Insurance                                       7.11%
Internet Software & Services                    0.80%
Leisure Equipment & Products                    0.92%
Machinery                                       4.10%
Marine                                          0.91%
Media                                           0.94%
Metals & Mining                                 1.41%
Multi-Utilities & Unregulated Power             0.93%
Oil, Gas & Consumable Fuels                     3.23%
Paper & Forest Products                         1.05%
Personal Products                               2.01%
Pharmaceuticals                                 0.48%
Real Estate Investment Trusts                   6.68%
Semiconductors & Semiconductor
  Equipment                                     2.92%
Software                                        1.46%
Specialty Retail                                3.98%
Textiles, Apparel & Luxury Goods                0.42%
Thrift & Mortgage Finance                       0.64%
Tobacco                                         0.86%
Trading Company & Distributors                  0.61%
-------------------------------------------------------
SHORT-TERM INVESTMENT                           2.34%
-------------------------------------------------------
TOTAL VALUE OF SECURITIES                     101.10%
-------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS                                 (1.10%)
-------------------------------------------------------
TOTAL NET ASSETS                              100.00%
-------------------------------------------------------





Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

                                            PERCENTAGE
TOP 10 EQUITY HOLDINGS                    OF NET ASSETS
-------------------------------------------------------
AAR                                            1.26%
Rofin-Sinar Technologies                       1.24%
Platinum Underwriters Holdings                 1.18%
Actuant Class A                                1.17%
Owens & Minor                                  1.16%
BE Aerospace                                   1.16%
Omega Healthcare Investors                     1.15%
Alexandria Real Estate Equities                1.15%
AGCO                                           1.14%
Massey Energy                                  1.13%
-------------------------------------------------------
TOTAL                                         11.74%
-------------------------------------------------------






                         LVIP Value Opportunities Fund-3

LVIP VALUE OPPORTUNITIES FUND
STATEMENT OF NET ASSETS
December 31, 2007



                                      NUMBER OF       VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK-98.76%
     AEROSPACE & DEFENSE-5.25%
  +  AAR...........................      8,500     $   323,255
  +  BE Aerospace..................      5,600         296,240
     DRS Technologies..............      5,100         276,777
  +  Esterline Technologies........      5,000         258,750
     Triumph Group.................      2,300         189,405
                                                   -----------
                                                     1,344,427
                                                   -----------
     AIRLINES-0.97%
  +  Alaska Air Group..............      9,900         247,599
                                                   -----------
                                                       247,599
                                                   -----------
     AUTO COMPONENTS-1.48%
     Cooper Tire & Rubber..........     11,000         182,380
  +  Tenneco.......................      7,600         198,132
                                                   -----------
                                                       380,512
                                                   -----------
     CAPITAL MARKETS-2.28%
  +  Affiliated Managers Group.....      2,000         234,920
     Apollo Investment.............      6,400         109,120
     Lazard Class A................      5,900         240,012
                                                   -----------
                                                       584,052
                                                   -----------
     CHEMICALS-1.97%
     Olin..........................     12,000         231,960
  +  Rockwood Holdings.............      8,200         272,404
                                                   -----------
                                                       504,364
                                                   -----------
     COMMERCIAL BANKS-9.66%
     AmericanWest Bancorp..........     11,000         193,930
     BancorpSouth..................     10,100         238,461
     Colonial BancGroup............     13,100         177,374
     Community Bank System.........     10,300         204,661
     First Midwest Bancorp.........      6,400         195,840
     First State Bancorp...........      9,800         136,220
     Frontier Financial............      7,000         129,990
     Independent Bank..............      9,000         244,980
     Pacific Capital Bancorp.......      7,400         148,962
     Prosperity Bancshares.........      7,200         211,608
  +  SVB Financial Group...........      4,400         221,760
     UCBH Holdings.................     12,600         178,416
     Umpqua Holdings...............     12,700         194,818
                                                   -----------
                                                     2,477,020
                                                   -----------
     COMMERCIAL SERVICES & SUPPLIES-6.37%
     ABM Industries................     12,800         260,992
     Bowne.........................     12,200         214,720
  +  CBIZ..........................     16,400         160,884
  +  Cornell Companies.............     11,000         256,520
     Deluxe........................      6,400         210,496
  +  FTI Consulting................      4,000         246,560
     Watson Wyatt Worldwide Class
      A...........................       6,100         283,101
                                                   -----------
                                                     1,633,273
                                                   -----------
     COMMUNICATIONS EQUIPMENT-0.48%
  +  Powerwave Technologies........     30,500         122,915
                                                   -----------
                                                       122,915
                                                   -----------
     COMPUTERS & PERIPHERALS-1.29%
  +  Brocade Communications
      Systems.....................      23,700         173,958
  +  Electronics for Imaging.......      7,000         157,360
                                                   -----------
                                                       331,318
                                                   -----------
     CONSTRUCTION & ENGINEERING-1.13%
     Comfort Systems USA...........     15,500         198,090
  +  Integrated Electrical
      Services....................       4,900          92,071
                                                   -----------
                                                       290,161
                                                   -----------
     CONTAINERS & PACKAGING-1.56%
  +  Crown Holdings................      9,500         243,675
     Rock-Tenn Class A.............      6,100         155,001
                                                   -----------
                                                       398,676
                                                   -----------
     DIVERSIFIED CONSUMER SERVICES-0.88%
     Stewart Enterprises Class A...     25,300         225,170
                                                   -----------
                                                       225,170
                                                   -----------
     DIVERSIFIED TELECOMMUNICATIONS SERVICES-0.90%
  +  Cincinnati Bell...............     48,500         230,375
                                                   -----------
                                                       230,375
                                                   -----------
     ELECTRICAL EQUIPMENT-2.06%
  +  C&D Technologies..............     18,500         122,285
  +  JA Solar Holdings ADR.........      2,500         174,525
     LSI Industries................     12,700         231,140
                                                   -----------
                                                       527,950
                                                   -----------
     ELECTRONIC EQUIPMENT & INSTRUMENTS-5.63%
  +  Electro Scientific
      Industries..................       9,200         182,620
  +  Gerber Scientific.............     14,600         157,680
  +  Insight Enterprises...........     11,700         213,408
     MTS Systems...................      4,300         183,481
  +  Rofin-Sinar Technologies......      6,600         317,526
  +  Rogers........................      5,000         216,850
     X-Rite........................     14,700         170,814
                                                   -----------
                                                     1,442,379
                                                   -----------
     ENERGY EQUIPMENT & SERVICES-1.78%
  +  Exterran Holdings.............      3,200         261,760
  +  Oil States International......      5,700         194,484
                                                   -----------
                                                       456,244
                                                   -----------

                         LVIP Value Opportunities Fund-4

LVIP VALUE OPPORTUNITIES FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF       VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     FOOD & STAPLES RETAILING-1.67%
  +  Great Atlantic & Pacific Tea..      2,625     $    82,241
  +  Performance Food Group........      8,100         217,647
  +  Winn Dixie Stores.............      7,600         128,212
                                                   -----------
                                                       428,100
                                                   -----------
     GAS UTILITIES-1.68%
     Atmos Energy..................      7,500         210,300
     New Jersey Resources..........      4,400         220,088
                                                   -----------
                                                       430,388
                                                   -----------
     HEALTH CARE EQUIPMENT & SUPPLIES-2.88%
     Datascope.....................      4,900         178,360
  +  Haemonetics...................      1,868         117,721
     Invacare......................      6,800         171,360
  +  Medical Action Industries.....     13,000         271,050
                                                   -----------
                                                       738,491
                                                   -----------
     HEALTH CARE PROVIDERS & SERVICES-3.83%
  +  Centene.......................      5,700         156,408
  +  Kindred Healthcare............     10,300         257,294
  +  Magellan Health Services......      5,800         270,454
     Owens & Minor.................      7,000         297,010
                                                   -----------
                                                       981,166
                                                   -----------
     HOTELS, RESTAURANTS & LEISURE-1.86%
  +  Bally Technologies............      5,500         273,460
     Cinemark Holdings.............     11,900         202,300
                                                   -----------
                                                       475,760
                                                   -----------
     HOUSEHOLD DURABLES-1.69%
  +  Helen of Troy.................     10,300         176,542
     Tupperware Brands.............      7,800         257,634
                                                   -----------
                                                       434,176
                                                   -----------
     INSURANCE-7.11%
     Argo Group International
      Holdings....................       5,400         227,502
     Aspen Insurance Holdings......      8,600         248,024
     Assured Guaranty..............     10,300         273,362
     Delphi Financial Group Class
      A...........................       5,700         201,096
     National Financial Partners...      4,400         200,684
     NYMAGIC.......................      4,600         106,398
     Platinum Underwriters
      Holdings....................       8,500         302,260
     Zenith National Insurance.....      5,900         263,907
                                                   -----------
                                                     1,823,233
                                                   -----------
     INTERNET SOFTWARE & SERVICES-0.80%
  +  Ariba.........................     18,300         204,045
                                                   -----------
                                                       204,045
                                                   -----------
     LEISURE EQUIPMENT & PRODUCTS-0.92%
     Callaway Golf.................     13,600         237,048
                                                   -----------
                                                       237,048
                                                   -----------
     MACHINERY-4.10%
     Actuant Class A...............      8,800         299,288
  +  AGCO..........................      4,300         292,314
     Barnes Group..................      8,600         287,154
  +  Gardner Denver................      5,200         171,600
                                                   -----------
                                                     1,050,356
                                                   -----------
     MARINE-0.91%
     Eagle Bulk Shipping...........      8,800         233,640
                                                   -----------
                                                       233,640
                                                   -----------
     MEDIA-0.94%
     World Wrestling Entertainment
      Class A.....................      16,300         240,588
                                                   -----------
                                                       240,588
                                                   -----------
     METALS & MINING-1.41%
     Carpenter Technology..........      3,800         285,646
     Olympic Steel.................      2,372          75,216
                                                   -----------
                                                       360,862
                                                   -----------
     MULTI-UTILITIES & UNREGULATED POWER-0.93%
     Integrys Energy Group.........      4,600         237,774
                                                   -----------
                                                       237,774
                                                   -----------
     OIL, GAS & CONSUMABLE FUELS-3.23%
     Arlington Tankers.............      8,600         190,318
  +  Exco Resources................      9,500         147,060
     Massey Energy.................      8,100         289,575
     Nordic American Tanker
      Shipping....................       6,100         200,202
                                                   -----------
                                                       827,155
                                                   -----------
     PAPER & FOREST PRODUCTS-1.05%
     Schweitzer-Mauduit
      International...............      10,400         269,464
                                                   -----------
                                                       269,464
                                                   -----------
     PERSONAL PRODUCTS-2.01%
  +  Chattem.......................      3,000         226,620
     Inter Parfums.................      8,700         156,339
     Nu Skin Enterprises Class A...      8,000         131,440
                                                   -----------
                                                       514,399
                                                   -----------
     PHARMACEUTICALS-0.48%
  +  PharMerica....................      8,800         122,144
                                                   -----------
                                                       122,144
                                                   -----------
     REAL ESTATE INVESTMENT TRUSTS-6.68%
     Alexandria Real Estate
      Equities....................       2,900         294,843
     Capstead Mortgage.............     11,100         146,409
     Digital Realty Trust..........      6,800         260,916
     LTC Properties................     11,000         275,550
     Mid-America Apartment
      Communities.................       4,637         198,232
     Omega Healthcare Investors....     18,400         295,320
     Tanger Factory Outlet
      Centers.....................       6,400         241,344
                                                   -----------
                                                     1,712,614
                                                   -----------

                         LVIP Value Opportunities Fund-5

LVIP VALUE OPPORTUNITIES FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                      NUMBER OF       VALUE
                                        SHARES       (U.S. $)
     COMMON STOCK (CONTINUED)
     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-2.92%
  +  Cypress Semiconductor.........      6,700     $   241,401
  +  IXYS..........................     19,800         158,796
  +  Skyworks Solutions............     21,200         180,200
  +  Ultra Clean Holdings..........     13,800         168,360
                                                   -----------
                                                       748,757
                                                   -----------
     SOFTWARE-1.46%
  +  Lawson Software...............     21,900         224,256
  +  Mentor Graphics...............     13,900         149,842
                                                   -----------
                                                       374,098
                                                   -----------
     SPECIALTY RETAIL-3.98%
  +  AnnTaylor Stores..............      5,300         135,468
  +  Blockbuster Class A...........     35,600         138,840
  +  Pacific Sunwear of
      California..................      14,900         210,239
  +  Pier 1 Imports................     28,000         146,440
     Sonic Automotive Class A......      9,000         174,240
  +  Warnaco Group.................      6,200         215,760
                                                   -----------
                                                     1,020,987
                                                   -----------
     TEXTILES, APPAREL & LUXURY GOODS-0.42%
     Brown Shoe....................      7,100         107,707
                                                   -----------
                                                       107,707
                                                   -----------
     THRIFT & MORTGAGE FINANCE-0.64%
     First Niagara Financial
      Group.......................      13,600         163,744
                                                   -----------
                                                       163,744
                                                   -----------
     TOBACCO-0.86%
     Universal.....................      4,300         220,246
                                                   -----------
                                                       220,246
                                                   -----------
     TRADING COMPANY & DISTRIBUTORS-0.61%
     GATX..........................      4,300         157,724
                                                   -----------
                                                       157,724
                                                   -----------
     TOTAL COMMON STOCK
      (COST $26,597,098)..........                  25,311,101
                                                   -----------
     SHORT-TERM INVESTMENT-2.34%
     Money Market Investment-2.34%
     Drefus Cash Management Fund...    598,759         598,759
                                                   -----------
     TOTAL SHORT-TERM INVESTMENT
      (COST $598,759).............                     598,759
                                                   -----------





TOTAL VALUE OF SECURITIES-101.10% (COST $27,195,857)...........................    25,909,860
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(1.10%)........................      (281,593)
                                                                                  -----------
NET ASSETS APPLICABLE TO 1,748,184 SHARES OUTSTANDING-100.00%..................   $25,628,267
                                                                                  ===========
NET ASSET VALUE-LVIP VALUE OPPORTUNITIES FUND STANDARD CLASS ($24,565,421 /
  1,675,667 SHARES)............................................................       $14.660
                                                                                      =======
NET ASSET VALUE-LVIP VALUE OPPORTUNITIES FUND SERVICE CLASS ($1,062,846 /
  72,517 SHARES)...............................................................       $14.657
                                                                                      =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization - no par)...............   $18,233,851
Undistributed net investment income............................................       115,326
Accumulated net realized gain on investments...................................     8,565,087
Net unrealized depreciation of investments.....................................    (1,285,997)
                                                                                  -----------
Total net assets...............................................................   $25,628,267
                                                                                  ===========




----------

+ Non-income producing security for the year ended December 31, 2007.

ADR-American Depositary Receipts

                             See accompanying notes


                         LVIP Value Opportunities Fund-6

LVIP VALUE OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2007




INVESTMENT INCOME:
Dividends..............................   $   569,085
Interest...............................        11,153
Securities lending income..............        58,470
                                          -----------
                                              638,708
                                          -----------
EXPENSES:
Management fees........................       411,103
Professional fees......................        18,770
Accounting and administration
 expenses.............................         10,297
Custodian fees.........................         8,159
Reports and statements to
 shareholders.........................          5,115
Trustees' fees.........................         1,281
Distribution expenses - Service Class..           776
Other..................................           872
                                          -----------
                                              456,373
Less expense paid indirectly...........           (44)
                                          -----------
Total operating expenses...............       456,329
                                          -----------
NET INVESTMENT INCOME..................       182,379
                                          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain on investments.......     8,706,058
Net change in unrealized
 appreciation/depreciation of
 investments..........................     (6,702,830)
                                          -----------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS..........................      2,003,228
                                          -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS......................    $ 2,185,607
                                          ===========




                             See accompanying notes


LVIP VALUE OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS



                                            YEAR ENDED
                                     12/31/07       12/31/06
                                   ------------   ------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income...........   $    182,379   $     44,629
Net realized gain on
 investments...................       8,706,058      8,050,905
Net change in unrealized
 appreciation/depreciation of
 investments...................      (6,702,830)    (3,343,357)
                                   ------------   ------------
Net increase in net assets
 resulting from operations.....       2,185,607      4,752,177
                                   ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class.................       (151,764)            --
 Service Class..................         (4,050)            --
Net realized gain on
 investments:
 Standard Class.................             --     (5,727,103)
                                   ------------   ------------
                                       (155,814)    (5,727,103)
                                   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class.................      1,679,564      2,548,633
 Service Class..................      1,399,557             --
Net asset value of shares issued
 upon reinvestment of dividends
 and distributions:
 Standard Class.................        151,764      5,727,103
 Service Class..................          4,050             --
                                   ------------   ------------
                                      3,234,935      8,275,736
                                   ------------   ------------
Cost of shares repurchased:
 Standard Class.................    (26,069,406)   (11,855,626)
 Service Class..................       (288,378)            --
                                   ------------   ------------
                                    (26,357,784)   (11,855,626)
                                   ------------   ------------
Decrease in net assets derived
 from capital share
 transactions..................     (23,122,849)    (3,579,890)
                                   ------------   ------------
NET DECREASE IN NET ASSETS......    (21,093,056)    (4,554,816)
NET ASSETS:
Beginning of year...............     46,721,323     51,276,139
                                   ------------   ------------
End of year (including
 undistributed net investment
 income of $115,326 and
 $152,735, respectively).......    $ 25,628,267   $ 46,721,323
                                   ============   ============




                             See accompanying notes



                         LVIP Value Opportunities Fund-7

LVIP VALUE OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS(1)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                            LVIP VALUE OPPORTUNITIES FUND
                                                                                   STANDARD CLASS
                                                                                     YEAR ENDED
                                                 12/31/07(2)         12/31/06         12/31/05         12/31/04         12/31/03
                                                 -------------------------------------------------------------------------------
Net asset value, beginning of period..........     $14.491            $14.637          $15.344          $13.083          $ 9.635

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(3)...............       0.076              0.013            0.040           (0.030)          (0.030)
Net realized and unrealized gain on
  investments.................................       0.184              1.501            0.613            2.574            3.478
                                                   -------            -------          -------          -------          -------
Total from investment operations..............       0.260              1.514            0.653            2.544            3.448
                                                   -------            -------          -------          -------          -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.........................      (0.091)                --               --               --               --
Net realized gain on investments..............          --             (1.660)          (1.360)          (0.283)              --
                                                   -------            -------          -------          -------          -------
Total dividends and distributions.............      (0.091)            (1.660)          (1.360)          (0.283)              --
                                                   -------            -------          -------          -------          -------
Net asset value, end of period................     $14.660            $14.491          $14.637          $15.344          $13.083
                                                   =======            =======          =======          =======          =======
Total return(4)...............................       1.80%             10.28%            5.10%           19.77%           35.79%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).......     $24,565            $46,721          $51,276          $54,455          $44,982
Ratio of expenses to average net assets.......       1.26%              1.34%            1.36%            1.40%            1.42%
Ratio of net investment income (loss) to
  average net assets..........................       0.50%              0.09%            0.25%           (0.24%)          (0.31%)
Portfolio turnover............................        152%                54%              43%              45%              54%



----------

(1)Effective April 30, 2007, the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. Small Cap Value Portfolio (the "JPVF Fund"). The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

(2)Commencing October 15, 2007, Columbia Management Advisors, LLC replaced Dalton, Greiner, Hartman, Maher & Co. as the Fund's sub-advisor.

(3)The average shares outstanding method has been applied for per share information for the years ended December 31, 2007 and 2006.

(4)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes


                         LVIP Value Opportunities Fund-8

LVIP VALUE OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout the period were as follows:


                                                   LVIP VALUE OPPORTUNITIES FUND
                                                           SERVICE CLASS
                                                           04/30/07(1,2)
                                                                 TO
                                                              12/31/07
                                                   -----------------------------
Net asset value, beginning of period............              $14.962
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(3)........................                0.067
Net realized and unrealized loss on
  investments...................................               (0.302)
                                                              -------
Total from investment operations................               (0.235)
                                                              -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income...........................               (0.070)
                                                              -------
Total dividends and distributions...............               (0.070)
                                                              -------
Net asset value, end of period..................              $14.657
                                                              =======
Total return(4).................................               (1.56%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).........              $ 1,063
Ratio of expenses to average net assets.........                1.45%
Ratio of net investment income to average net
  assets........................................                0.65%
Portfolio turnover..............................               152%(5)



----------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) Commencing October 15, 2007, Columbia Management Advisors, LLC replaced Dalton, Greiner, Hartman, Maher & Co. as the Fund's sub-advisor.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

(5) Portfolio turnover is representative of the Fund for the entire year.

                             See accompanying notes


                         LVIP Value Opportunities Fund-9

LVIP VALUE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 31 series. These financial statements and the related notes pertain to the LVIP Value Opportunities Fund (the "Fund"). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products. The Service Class shares commenced operations on April 30, 2007.

Effective April 30, 2007, pursuant to an Agreement and Plan of Reorganization (the "Reorganization"), the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. Small Cap Value Portfolio (the "JPVF Fund"). The shareholders of the JPVF Fund received shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their shares in the JPVF Fund immediately prior to the Reorganization. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the JPVF Fund as of the date of the Reorganization. The JPVF Fund's investment objectives, policies and limitations were identical to those of the Fund. For financial reporting purposes, the JPVF Fund's operating history prior to the Reorganization is reflected in the Fund's financial statements and financial highlights.

The Fund's investment objective is to seek long-term capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust are allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $22,138 for the year ended December 31, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.


                        LVIP Value Opportunities Fund-10

LVIP VALUE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Lincoln Investment Advisors Corporation (LIA), formerly Jefferson Pilot Investment Advisory Corporation (JPIA), is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. LIA is a registered investment advisor and subsidiary of Lincoln National Corporation
(LNC). For its services, LIA receives a management fee at an annual rate of 1.05% on the first $60 million of the average daily net assets of the Fund; 0.75% on the next $90 million; and 0.65% on average daily net assets in excess of $150 million.

Effective April 30, 2007, LIA has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund's annual operating expenses (excluding distribution fees) exceed 1.34% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2008, and renews automatically for one-year terms unless LIA provides written notice of termination to the Fund. Prior to April 30, 2007, the Fund had no expense limitation in effect.

Columbia Management Advisors, LLC (the "Sub-Advisor") is responsible for the day-to-day management of the Fund's investment portfolio. For these services, LIA, not the Fund, pays the Sub-Advisor at an annual rate of 0.75% of the first $60 million of the Fund's average daily net assets; 0.50% of the next $90 million; and 0.40% of the Fund's average daily net assets over $150 million. Prior to October 15, 2007, Dalton, Greiner, Hartman, Maher & Co. served as the Fund's sub-advisor under a similar fee structure.

Effective October 1, 2007, Mellon Bank, N.A. provides fund accounting and financial administration services to the Fund. For these services, the Fund pays Mellon a monthly fee based on average net assets, subject to certain minimums.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets. Prior to October 1, 2007, DSC provided fund accounting and financial administration to the Fund for which it received a monthly fee based on average net assets, subject to certain minimums. For the period May 1, 2007 through December 31, 2007, the Fund was charged $5,761 for these services. Prior to May 1, 2007, JPIA (the advisor of the JPVF Fund) paid the fund accounting and financial administration fees.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust was charged $553,000 for the year ended December 31, 2007, which was allocated to the funds based on average net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2007, fees for administrative and support services amounted to $990 and $1,222, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2007, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIA............  $23,009
Fees Payable to DSC.......................       55
Distribution Fees Payable to LFD .........      219


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2007, the Fund made purchases of $53,373,396 and sales of $74,421,538 of investment securities other than short-term investments.

At December 31, 2007, the cost of investments for federal income tax purposes was $27,205,191. At December 31, 2007, net unrealized depreciation was $1,295,331, of which $1,077,088 related to unrealized appreciation of investments and $2,372,419 related to unrealized depreciation of investments.


                        LVIP Value Opportunities Fund-11

LVIP VALUE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                YEAR ENDED         YEAR ENDED
                                 12/31/07           12/31/06
                                ----------         ----------
Ordinary income..............    $155,814          $   88,612
Long-term capital gain.......          --           5,638,491
                                 --------          ----------
Total........................    $155,814          $5,727,103
                                 ========          ==========



In addition, the Fund declared an ordinary income consent dividend of $351,599 and long-term capital gain consent dividend of $7,831,610 for the year ended December 31, 2006. Such amounts have been deemed paid and contributed to the Fund as additional paid-in capital.

5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest...........  $18,233,851
Undistributed ordinary income...........    2,475,413
Undistributed long-term capital gain....    6,622,909
Post-October losses.....................     (408,575)
Unrealized depreciation of investments..   (1,295,331)
                                          -----------
Net assets..............................  $25,628,267
                                          ===========



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2007 through December 31, 2007 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Fund recorded the following reclassifications:

UNDISTRIBUTED NET       ACCUMULATED NET
INVESTMENT INCOME    REALIZED GAIN (LOSS)    PAID-IN CAPITAL
-----------------    --------------------    ---------------
    $(63,974)            $(8,119,235)           $8,183,209




6. CAPITAL SHARES
Transactions in capital shares were as follows:

                                YEAR ENDED         YEAR ENDED
                                 12/31/07           12/31/06
                                ----------         ----------
Shares sold:
  Standard Class.............      111,305           176,914
  Service Class..............       90,771                --
Shares issued upon
  reinvestment of dividends
  and distributions:
  Standard Class.............       10,354           393,038
  Service Class..............          276                --
                                ----------          --------
                                   212,706           569,952
                                ----------          --------
Shares repurchased:
  Standard Class.............   (1,670,263)         (848,951)
  Service Class..............      (18,530)               --
                                ----------          --------
                                (1,688,793)         (848,951)
                                ----------          --------
Net decrease.................   (1,476,087)         (278,999)
                                ==========          ========





7. SECURITIES LENDING
During the year ended December 31, 2007, the Fund participated in a securities lending agreement with Citibank N.A. The Fund discontinued securities lending as of August 30, 2007. The securities lending agreement has been terminated.


                        LVIP Value Opportunities Fund-12

LVIP VALUE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


8. MARKET RISK
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2007. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

9. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                        LVIP Value Opportunities Fund-13

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
LVIP Value Opportunities Fund

We have audited the accompanying statement of net assets of the LVIP Value Opportunities Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Value Opportunities Fund of Lincoln Variable Insurance Products Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 14, 2008


                        LVIP Value Opportunities Fund-14

LVIP VALUE OPPORTUNITIES FUND
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2007, the Fund designates distributions paid during the year as follows:

     (A)
  LONG-TERM            (B)
 CAPITAL GAIN    ORDINARY INCOME        TOTAL             (C)
DISTRIBUTIONS     DISTRIBUTIONS     DISTRIBUTIONS     QUALIFYING
 (TAX BASIS)       (TAX BASIS))      (TAX BASIS)     DIVIDENDS(1)
-------------    ---------------    -------------    ------------
      0%               100%              100%             10%



----------

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on percentage of the Fund's ordinary income.

(1) Qualifiying dividends represent dividends which qualify for the corporate dividends received deduction.

APPROVAL OF SUB-ADVISORY AGREEMENT
On August 13, 2007, the Board of Trustees of Lincoln Variable Insurance Products Trust (the "Trust"), met to consider, among other things, the approval of the sub-advisory agreement with Columbia Management Advisors, LLC ("Columbia") for the LVIP Value Opportunities Fund (the "Fund"). Effective October 15, 2007, Columbia replaced Dalton, Greiner, Hartman, Maher & Co. as sub-adviser to the Fund.

The Independent Trustees reported that they had requested and reviewed materials provided by Lincoln Investment Advisors Corporation ("LIAC") and Columbia prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment advisory and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, Columbia provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including their Form ADV, information about profitability and/or financial condition, compliance policies and procedures, and regulatory matters. The Independent Trustees reviewed long- and short-term performance information for the Fund compared to the performance of a peer group of funds and/or a securities market index and data comparing the Fund's sub-advisory fees to an expense peer group of funds and/or to similarly managed funds. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the "interested" Trustee and officers and employees of Lincoln Life and LIAC to consider approval of the sub-advisory agreement for the Fund.

In considering the approval of the Agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund to approve the Agreement and accordingly, recommended to the Board of Trustees the approval of the Agreement.

SUB-ADVISORY AGREEMENT
In considering the approval of the Agreement between LIAC and Columbia on behalf of the Fund, the Independent Trustees noted that Columbia was proposed to replace Dalton, Greiner, Hartman, Maher & Co., the Fund's current sub-advisor. The Independent Trustees considered the nature, extent and quality of services proposed to be provided by Columbia under the sub-advisory agreement. The Independent Trustees reviewed the services to be provided by Columbia, the background of the investment professionals expected to service the Fund and the brokerage arrangements of Columbia. The Independent Trustees reviewed the Columbia Small Cap Value II composite investment performance compared to a peer group provided by Fund Management, the performance of the Fund under the current sub-adviser and to a securities market index. The Independent Trustees determined that the investment performance of the Columbia composite was at or above the median of the peer group, and above the Fund's performance and a securities market index for the six-month, 1, 3, and 5 year periods. The Independent Trustees concluded that the performance of the Fund and the services provided by Columbia are expected to be acceptable. The Independent Trustees considered the proposed sub-advisory fee schedule and also the capacity constraints imposed by Columbia. The Independent Trustees compared the proposed sub-advisory fee schedule, which contains breakpoints to the sub-advisory fees charged by Columbia for a similarly managed fund and to the fees Columbia charges for it's separately managed accounts and concluded that the proposed sub-advisory fee schedule was reasonable. With respect to profitability, the Independent Trustees considered that the proposed sub-advisory fee schedule was negotiated at arm's length between LIAC and Columbia, an unaffiliated third party, and that LIAC would compensate Columbia from its fees. The Independent Trustees also considered whether Columbia would receive any incidental benefits in connection with its relationship to the Fund and noted that Columbia would have the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Columbia.

At the August 13(th) meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the Agreement and the fees and other amounts to be paid under the Agreement.


                        LVIP Value Opportunities Fund-15

OFFICER/TRUSTEE INFORMATION FOR LINCOLN VIP TRUST


                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Kelly D.               Chairman,        Chairman since    Vice President, The Lincoln National             32        Lincoln
Clevenger(1)           President        August 1995;      Life Insurance Company.  Executive Vice                    Retirement
1300 S. Clinton        and Trustee      President and     President, Lincoln Retirement Services                     Services
Street                                  Trustee since     Company, LLC; Second Vice President,                       Company,
Fort Wayne, IN 46802                    November 1994     Lincoln Life & Annuity Company of New                      LLC
YOB: 1952                                                 York
Michael D. Coughlin    Trustee          Trustee since     Management Consultant, Coughlin                  32        Merrimack
1300 S. Clinton                         April 2007        Associates                                                 County
Street                                                                                                               Savings Bank;
Fort Wayne, IN 46802                                                                                                 Trustee of
YOB: 1942                                                                                                            Merrimack
                                                                                                                     Bankcorp, MHC.
Nancy L. Frisby        Trustee          Trustee since     Formerly: Senior Vice President and              32        N/A
1300 S. Clinton                         April 1992        Chief Financial Officer, DeSoto Memorial
Street                                                    Hospital
Fort Wayne, IN 46802
YOB: 1941
Elizabeth S. Hager     Trustee          Trustee since     Executive Director of United Way of              32        N/A
1300 S. Clinton                         April 2007        Merrimack County; Representative, New
Street                                                    Hampshire House of Representatives
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon          Trustee          Trustee since     Professor of Economics and Management,           32        N/A
1300 S. Clinton                         February 2006;    DePauw University
Street                                  Formerly:
Fort Wayne, IN 46802                    Advisory
YOB: 1948                               Trustee since
                                        November  2004
Thomas D. Rath         Trustee          Trustee since     Partner, Rath, Young and Pignatelli              32        Associated
1300 S. Clinton                         April 2007                                                                   Grocers
Street                                                                                                               of New England
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella      Trustee          Trustee since     President Emeritus, Indiana Health               32        Advisory Board
1300 S. Clinton                         February 1998     Association, Formerly: President,                          of
Street                                                    Indiana Hospital & Health Association                      Harris Bank
Fort Wayne, IN 46802
YOB: 1943
David H. Windley       Trustee          Trustee since     Retired Director of Blue & Co., LLC.             32        Meridian
1300 S. Clinton                         August 2004                                                                  Investment
Street                                                                                                               Advisors, Inc.
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary        Secretary since   Secretary, Lincoln VIP Trust; Formerly:         N/A        N/A
1300 S. Clinton                         February 1995     Secretary and Assistant Vice President,
Street                                                    The Lincoln National Life Insurance
Fort Wayne, IN 46802                                      Company
YOB: 1954
William P. Flory,      Second Vice      Second Vice       Second Vice President and Director of           N/A        N/A
Jr.(1)                 President and    President since   Separate Account Operations and Mutual
1300 S. Clinton        Chief            August 2007;      Fund Administration, The Lincoln
Street                 Accounting       Chief             National Life Insurance Company;
Fort Wayne, IN 46802   Officer          Accounting        Formerly: Second Vice President and
YOB: 1961                               Officer           Director of Corporate Procurement and
                                        since May 2006    Assistant Vice President of Separate
                                                          Account Operations and Mutual Fund
                                                          Administration, The Lincoln National
                                                          Life Insurance Company
Rise' C.M. Taylor(1)   Vice President   Vice President    Vice President and Treasurer, The               N/A        N/A
1300 S. Clinton        and              since August      Lincoln National Life Insurance Company;
Street                 Treasurer        2003 and          Vice President and Treasurer, Lincoln
Fort Wayne, IN 46802                    Treasurer since   Life & Annuity Company of New York
YOB: 1967                               May 2006;
                                        Formerly:
                                        Assistant
                                        Treasurer since
                                        August 2003
Kevin J. Adamson(1)    Second Vice      Second Vice       Second Vice President, Director of Funds        N/A        N/A
1300 S. Clinton        President        President since   Managements, The Lincoln National Life
Street                                  May 2006          Insurance Company; Formerly: Director of
Fort Wayne, IN 46802                                      Financial Operations, Swiss Re/Lincoln
YOB: 1966                                                 Re

                        LVIP Value Opportunities Fund-16

                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John A. Weston(1)      Chief            Chief             Vice President for Fund and Advisor             N/A        N/A
1300 S. Clinton        Compliance       Compliance        Compliance, The Lincoln National Life
Street                 Officer          Officer since     Insurance Company; Treasurer, Jefferson
Fort Wayne, IN 46802                    May 2007          Pilot Variable Fund, Inc.
YOB: 1959
Michael Schulitz(1)    Second Vice      Second Vice       Second Vice President, Product                  N/A        N/A
1300 S. Clinton        President        President since   Marketing, The Lincoln National Life
Street                                  August 2007       Insurance Company
Fort Wayne, IN 46802
YOB: 1968
David Weiss(1)         Assistant Vice   Assistant Vice    Assistant Vice President, Funds                 N/A        N/A
1300 S. Clinton        President        President since   Management Research, The Lincoln
Street                                  August 2007       National Life Insurance Company;
Fort Wayne, IN 46802                                      Formerly:  Director, Funds Management
YOB: 1976                                                 Research; Mutual Fund/Securities
                                                          Analyst; Senior Mutual Fund Analyst,
                                                          Jefferson Pilot Corp.



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                        LVIP Value Opportunities Fund-17

                                                     LVIP WILSHIRE PROFILE FUNDS

                             [WILSHIRE PROFILE LOGO]

            LVIP Wilshire Profile Funds
            Wilshire Conservative Profile Fund
            Wilshire Moderate Profile Fund
            Wilshire Moderately Aggressive Profile Fund
            Wilshire Aggressive Profile Fund
              each a series of Lincoln Variable
              Insurance Products Trust
            Annual Report
            December 31, 2007





                                                     LVIP WILSHIRE PROFILE FUNDS


                                                        (FORMERLY PROFILE FUNDS)

LVIP WILSHIRE PROFILE FUNDS

INDEX



COMMENTARY                                                                 1

DISCLOSURE OF FUND EXPENSES                                                4

SECTOR ALLOCATIONS                                                         6

STATEMENTS OF NET ASSETS                                                   7

STATEMENTS OF ASSETS AND LIABILITIES                                      11

STATEMENTS OF OPERATIONS                                                  12

STATEMENTS OF CHANGES IN NET ASSETS                                       13

FINANCIAL HIGHLIGHTS                                                      14

NOTES TO FINANCIAL STATEMENTS                                             22

REPORT OF INDEPENDENT REGISTERED PUBLIC  ACCOUNTING FIRM                  26

OTHER FUND INFORMATION                                                    27

OFFICER/TRUSTEE INFORMATION                                               28


LVIP WILSHIRE PROFILE FUNDS
2007 ANNUAL REPORT COMMENTARY

Managed by:
                                                                         ( LOGO)

The LVIP Wilshire Conservative Profile Fund returned 7.77% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2007, while its customized benchmark, 60% Lehman Brothers Aggregate Index*, 35% Dow Jones Wilshire 5000 Index** and 5% MSCI EAFE Index***, returned 6.87%.

The LVIP Wilshire Moderate Profile Fund returned 9.27% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2007, while its customized benchmark, 45% Dow Jones Wilshire 5000 Index**, 40% Lehman Brothers Aggregate Index*, 10% MSCI EAFE Index*** and 5% MSCI Emerging Markets Free Index****, returned 8.48%.

The LVIP Wilshire Moderately Aggressive Profile Fund returned 9.81% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2007, while its customized benchmark, 60% Dow Jones Wilshire 5000 Index**, 20% Lehman Brothers Aggregate Index*, 15% MSCI EAFE Index*** and 5% MSCI Emerging Markets Free Index****, returned 8.46%.

The LVIP Wilshire Aggressive Profile Fund returned 11.02% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2007, while its customized benchmark, 70% Dow Jones Wilshire 5000 Index**, 20% MSCI EAFE Index*** and 10% MSCI Emerging Markets Free Index****, returned 9.99%.

Each of the four Profile Funds demonstrated strong absolute returns for 2007, and each outperformed its respective blended benchmarks for the period. The return patterns of the underlying investment strategies held by the Profile Funds was mixed for the year, however, performance was aided by the strong contributions of several of the domestic growth funds, by the three international equity managers, and by the Treasury Inflation Protected Securities (TIPS) portion of the Funds.

Continuing a trend we've seen in previous years, the broad-based exposure to international equities across all four Profile Funds positively impacted aggregate returns as this subset of the market continued to provide a strong source of uncorrelated return to traditional domestic equities. Moreover, Wilshire has sought to further diversify the Profile Fund's international exposure by employing three managers that have different investment styles - international growth, international value, and emerging markets. For the 2007 period, each of these three international equity managers used outperformed their respective benchmarks.

On the domestic front, growth stocks finally began to outperform their value counterparts, reversing a trend that had persisted over the last four years. In contrast to 2006, the domestic equity growth funds used in each of the Profile Funds exceeded their portions of the blended benchmark, and this served as a boost to alpha at the Fund level.

The LVIP Wilshire Conservative Profile Fund's return for 2007 outpaced its blended benchmark by 90 basis points. The Fund's 60% allocation to fixed income securities provided a level of performance consistency throughout the year, helped in large part by the exposure to inflation protected securities, which turned in impressive returns over the year. International equities continued to provide impressive sources of return, with LVIP Marsico International Growth Fund returning over 20% for the period. On the domestic equities front, growth strategies edged their value counterparts, with Delaware VIP U.S. Growth Fund and Fidelity(R) VIP Mid Cap Portfolio returning over 12% and 15%, respectively, and outperforming their benchmarks by wide margins.

The LVIP Wilshire Moderate Profile Fund's return for 2007 outpaced its blended benchmark by 79 basis points. The Fund's 40% allocation to fixed income securities provided a performance anchor amid turbulent equity markets. Delaware VIP Diversified Income and Delaware Treasury Inflation Protected Bond Funds returned over 7% and 10% for 2007, respectively, outperforming the broad fixed income markets by wide margins. International equities continued their impressive run, with Delaware VIP Emerging Markets and LVIP Marsico International Growth Funds returning over 38% and 20%, respectively. On the domestic front, growth strategies outperformed their value counterparts, with LVIP Capital Growth Fund and Fidelity(R) VIP Mid Cap Portfolio turning in returns of over 16% and 15%, respectively, significantly beating their benchmarks.

The LVIP Wilshire Moderately Aggressive Profile Fund's return for 2007 outpaced its blended benchmark by 135 basis points. The Fund's 20% allocation to fixed income securities served to temper volatility, with Delaware VIP Diversified Income Fund returning over 7% and edging its benchmark for the period. The Fund's international exposure provided strong sources of return, with Delaware VIP Emerging Markets and LVIP Marsico International Growth Funds returning over 38% and 20%, respectively. On the domestic equity front, growth managers led their value counterparts, as LVIP Capital Growth Fund and Fidelity(R) VIP Mid Cap Portfolio returned over 16% and 15%, respectively, and beat their benchmarks by wide margins.

The LVIP Wilshire Aggressive Profile Fund's return for 2007 exceeded its blended benchmark by 103 basis points. The Fund benefited from its 24% allocation to international equities as well as the strong performance turned in by the domestic equity strategies, reversing a trend seen in 2006. Large and mid cap mandates outpaced their small cap counterparts, with Delaware VIP U.S. Growth Fund, LVIP Capital Growth Fund and Fidelity(R) VIP Mid Cap Portfolio returning over 12%, 16% and 15%, respectively, and beating their benchmarks by wide margins.

In 2008, we will continue to monitor each Profile Fund's strategic asset allocation and will optimize the underlying fund weightings in response to changing market and opportunity sets.

Victor Zhang
Wilshire Associates


                          LVIP Wilshire Profile Funds-1

LVIP WILSHIRE CONSERVATIVE PROFILE FUND

Growth of $10,000 invested 5/3/05 through 12/31/07

(LINE GRAPH)

                                      LVIP WILSHIRE
                                  CONSERVATIVE PROFILE
                                      FUND SERVICE        LINCOLN CONSERVATIVE
                                          CLASS              COMPOSITE INDEX
                                  --------------------    --------------------
5/3/05                                  10000.00                10000.00
                                        10574.00                10447.00
                                        11533.00                11423.00
12/31/07                                12399.00                12208.00




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire Conservative Profile Fund Service Class shares on 5/3/05 (commencement of operations). Performance of the Standard Class shares would be different than Service Class shares as a result of lower expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $12,399. For comparison, look at how the Lincoln Conservative Composite Index did from 5/3/05 through 12/31/07. The same $10,000 investment would have grown to $12,208. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns               Ended
on investment                            12/31/07
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
One Year                                   +7.77%
-------------------------------------------------
Inception (5/3/05)                         +8.67%
-------------------------------------------------
Service Class Shares
-------------------------------------------------
One Year                                   +7.51%
-------------------------------------------------
Inception (5/3/05)                         +8.40%
-------------------------------------------------





LVIP WILSHIRE MODERATE PROFILE FUND

Growth of $10,000 invested 5/3/05 through 12/31/07

(LINE GRAPH)

                                     LVIP WILSHIRE
                                   MODERATE PROFILE
                                     FUND SERVICE      LINCOLN MODERATE
                                         CLASS          COMPOSITE INDEX
                                   ----------------    ----------------
5/3/05                                 10000.00            10000.00
                                       10847.00            10696.00
                                       12124.00            12085.00
12/31/07                               13215.00            13110.00




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire Moderate Profile Fund Service Class shares on 5/3/05 (commencement of operations). Performance of the Standard Class shares would be different than Service Class shares as a result of lower expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $13,215. For comparison, look at how the Lincoln Moderate Composite Index did from 5/3/05 through 12/31/07. The same $10,000 investment would have grown to $13,110. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns               Ended
on investment                            12/31/07
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
One Year                                   +9.27%
-------------------------------------------------
Inception (5/3/05)                        +11.30%
-------------------------------------------------
Service Class Shares
-------------------------------------------------
One Year                                   +9.00%
-------------------------------------------------
Inception (5/3/05)                        +11.02%
-------------------------------------------------





                          LVIP Wilshire Profile Funds-2

LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE FUND

Growth of $10,000 invested 5/3/05 through 12/31/07

(LINE GRAPH)

                                      LVIP WILSHIRE
                                  MODERATELY AGGRESSIVE     LINCOLN MODERATELY
                                       PROFILE FUND        AGGRESSIVE COMPOSITE
                                      SERVICE CLASS                INDEX
                                  ---------------------    --------------------
5/3/05                                   10000.00                10000.00
                                         11081.00                10811.00
                                         12616.00                12527.00
12/31/07                                 13819.00                13587.00




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire Moderately Aggressive Profile Fund Service Class shares on 5/3/05 (commencement of operations). Performance of the Standard Class shares would be different than Service Class shares as a result of lower expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $13,819. For comparison, look at how the Lincoln Moderately Aggressive Composite Index did from 5/3/05 through 12/31/07. The same $10,000 investment would have grown to $13,587. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns               Ended
on investment                            12/31/07
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
One Year                                   +9.81%
-------------------------------------------------
Inception (5/3/05)                        +13.19%
-------------------------------------------------
Service Class Shares
-------------------------------------------------
One Year                                   +9.54%
-------------------------------------------------
Inception (5/3/05)                        +12.90%
-------------------------------------------------





LVIP WILSHIRE AGGRESSIVE PROFILE FUND

Growth of $10,000 invested 5/3/05 through 12/31/07

(LINE GRAPH)

                                      LVIP WILSHIRE
                                   AGGRESSIVE PROFILE
                                      FUND SERVICE       LINCOLN AGGRESSIVE
                                          CLASS            COMPOSITE INDEX
                                   ------------------    ------------------
5/3/05                                  10000.00              10000.00
                                        11372.00              11058.00
                                        13220.00              13230.00
12/31/07                                14640.00              14551.00




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire Aggressive Profile Fund Service Class shares on 5/3/05 (commencement of operations). Performance of the Standard Class shares would be different than Service Class shares as a result of lower expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $14,640. For comparison, look at how the Lincoln Aggressive Composite Index did from 5/3/05 through 12/31/07. The same $10,000 investment would have grown to $14,551. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns               Ended
on investment                            12/31/07
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
One Year                                  +11.02%
-------------------------------------------------
Inception (5/3/05)                       +15.66%\
-------------------------------------------------
Service Class Shares
-------------------------------------------------
One Year                                  +10.74%
-------------------------------------------------
Inception (5/3/05)                        +15.38%
-------------------------------------------------



* The Lehman Brothers Aggregate Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

** The Dow Jones Wilshire 5000 Index is a broad based stock market index often used to represent the entire United States stock market. It measures the performance of all public companies based in the United States with "readily available price data", that is, the value of common stock, real estate investment trusts (REIT's), and limited partnerships of companies whose primary stock listing is on the New York Stock Exchange, NASDAQ, or American Stock Exchange.

*** The MSCI EAFE Index measures performance of securities in Europe, Australasia, and Far East.

**** The MSCI Emerging Markets Free Index is a market capitalization weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin.


                          LVIP Wilshire Profile Funds-3

LVIP WILSHIRE PROFILE FUNDS

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2007 TO DECEMBER 31, 2007

The shareholders of the Funds are limited to insurance company separate accounts that own shares of the Funds for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by the beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of a Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES
The first section of the tables, "Actual", provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the tables, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' actual expenses shown in the table reflect fee waivers in effect.

LVIP WILSHIRE CONSERVATIVE PROFILE FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                  Expenses
                        Beginning      Ending                   Paid During
                         Account      Account     Annualized       Period
                          Value        Value        Expense      7/1/07 to
                          7/1/07      12/31/07       Ratio       12/31/07*
---------------------------------------------------------------------------
ACTUAL
Standard Class Shares   $1,000.00    $1,033.60       0.25%         $1.28
Service Class Shares     1,000.00     1,032.30       0.50%          2.56
---------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares   $1,000.00    $1,023.95       0.25%         $1.28
Service Class Shares     1,000.00     1,022.68       0.50%          2.55
---------------------------------------------------------------------------



LVIP WILSHIRE MODERATE PROFILE FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                  Expenses
                        Beginning      Ending                   Paid During
                         Account      Account     Annualized       Period
                          Value        Value        Expense      7/1/07 to
                          7/1/07      12/31/07       Ratio       12/31/07*
---------------------------------------------------------------------------
ACTUAL
Standard Class Shares   $1,000.00    $1,031.70       0.25%         $1.28
Service Class Shares     1,000.00     1,030.50       0.50%          2.56
---------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares   $1,000.00    $1,023.95       0.25%         $1.28
Service Class Shares     1,000.00     1,022.68       0.50%          2.55
---------------------------------------------------------------------------



LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                  Expenses
                        Beginning      Ending                   Paid During
                         Account      Account     Annualized       Period
                          Value        Value        Expense      7/1/07 to
                          7/1/07      12/31/07       Ratio       12/31/07*
---------------------------------------------------------------------------
ACTUAL
Standard Class Shares   $1,000.00    $1,024.70       0.25%         $1.28
Service Class Shares     1,000.00     1,023.40       0.50%          2.55
---------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares   $1,000.00    $1,023.95       0.25%         $1.28
Service Class Shares     1,000.00     1,022.68       0.50%          2.55
---------------------------------------------------------------------------





                          LVIP Wilshire Profile Funds-4

LVIP WILSHIRE PROFILE FUNDS

DISCLOSURE
     OF FUND EXPENSES (CONTINUED)

LVIP WILSHIRE AGGRESSIVE PROFILE FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                  Expenses
                        Beginning      Ending                   Paid During
                         Account      Account     Annualized       Period
                          Value        Value        Expense      7/1/07 to
                          7/1/07      12/31/07       Ratio       12/31/07*
---------------------------------------------------------------------------
ACTUAL
Standard Class Shares   $1,000.00    $1,022.60       0.25%         $1.27
Service Class Shares     1,000.00     1,021.40       0.50%          2.55
---------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares   $1,000.00    $1,023.95       0.25%         $1.28
Service Class Shares     1,000.00     1,022.68       0.50%          2.55
---------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other mutual funds ("underlying funds"). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable underlying funds. The Expense Analysis of an Investment above does not reflect the expenses of the underlying funds.


                          LVIP Wilshire Profile Funds-5

LVIP WILSHIRE PROFILE FUNDS

SECTOR ALLOCATIONS
AS OF DECEMBER 31, 2007

LVIP WILSHIRE CONSERVATIVE PROFILE FUND


                                            PERCENTAGE
SECTOR                                    OF NET ASSETS
-------------------------------------------------------
AFFILIATED INVESTMENT COMPANIES                93.17%
-------------------------------------------------------
Equity Funds                                   27.32%
Fixed Income Funds                             55.81%
International Equity Funds                     10.04%
-------------------------------------------------------
UNAFFILIATED INVESTMENT COMPANIES               7.00%
-------------------------------------------------------
Equity Fund                                     3.05%
International Fixed Income Fund                 3.95%
-------------------------------------------------------
TOTAL VALUE OF SECURITIES                     100.17%
-------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS                                 (0.17%)
-------------------------------------------------------
TOTAL NET ASSETS                              100.00%
-------------------------------------------------------




LVIP WILSHIRE MODERATE PROFILE FUND


                                            PERCENTAGE
SECTOR                                    OF NET ASSETS
-------------------------------------------------------
AFFILIATED INVESTMENT COMPANIES                93.70%
-------------------------------------------------------
Equity Funds                                   37.32%
Fixed Income Funds                             37.47%
International Equity Funds                     18.91%
-------------------------------------------------------
UNAFFILIATED INVESTMENT COMPANIES               5.99%
-------------------------------------------------------
Equity Fund                                     4.03%
International Fixed Income Fund                 1.96%
-------------------------------------------------------
SHORT-TERM INVESTMENT                           0.13%
-------------------------------------------------------
TOTAL VALUE OF SECURITIES                      99.82%
-------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES                                   0.18%
-------------------------------------------------------
TOTAL NET ASSETS                              100.00%
-------------------------------------------------------





LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE FUND


                                            PERCENTAGE
SECTOR                                    OF NET ASSETS
-------------------------------------------------------
AFFILIATED INVESTMENT COMPANIES                94.72%
-------------------------------------------------------
Equity Funds                                   43.91%
Fixed Income Funds                             17.75%
International Equity Funds                     33.06%
-------------------------------------------------------
UNAFFILIATED INVESTMENT COMPANIES               4.97%
-------------------------------------------------------
Equity Fund                                     3.01%
International Fixed Income Fund                 1.96%
-------------------------------------------------------
SHORT-TERM INVESTMENT                           0.06%
-------------------------------------------------------
TOTAL VALUE OF SECURITIES                      99.75%
-------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES                                   0.25%
-------------------------------------------------------
TOTAL NET ASSETS                              100.00%
-------------------------------------------------------




LVIP WILSHIRE AGGRESSIVE PROFILE FUND


                                            PERCENTAGE
SECTOR                                    OF NET ASSETS
-------------------------------------------------------
AFFILIATED INVESTMENT COMPANIES                95.70%
-------------------------------------------------------
Equity Funds                                   61.96%
International Equity Funds                     33.74%
-------------------------------------------------------
UNAFFILIATED INVESTMENT COMPANY                 4.01%
-------------------------------------------------------
TOTAL VALUE OF SECURITIES                      99.71%
-------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES                                   0.29%
-------------------------------------------------------
TOTAL NET ASSETS                              100.00%
-------------------------------------------------------







                          LVIP Wilshire Profile Funds-6

LVIP WILSHIRE CONSERVATIVE PROFILE FUND
STATEMENT OF NET ASSETS
December 31, 2007



                                                          NUMBER OF       VALUE
                                                            SHARES      (U.S. $)
     AFFILIATED INVESTMENT COMPANIES-93.17%
     EQUITY FUNDS-27.32%
  *  Delaware VIP Trust -
     +Delaware VIP U.S. Growth Series..................   1,571,566   $ 14,081,235
      Delaware VIP Value Series.......................      366,848      7,865,219
  *  Lincoln Variable Insurance Products Trust-
      LVIP MFS Value Fund.............................      688,040     18,179,401
      LVIP T. Rowe Price Growth Stock Fund............      766,654     14,041,275
                                                                      ------------
                                                                        54,167,130
                                                                      ------------
     FIXED INCOME FUNDS-55.81%
 **  Delaware Group Government Funds-
      Inflation Protected Bond Fund...................    1,563,525     15,775,969
  *  Delaware VIP Trust-
      Delaware VIP Diversified Income Series..........    6,762,359     69,111,312
      Delaware VIP High Yield Series..................    1,008,421      6,000,107
  *  Lincoln Variable Insurance Products Trust-
      LVIP Delaware Bond Fund.........................    1,560,219     19,780,459
                                                                      ------------
                                                                       110,667,847
                                                                      ------------
     INTERNATIONAL EQUITY FUNDS-10.04%
  *  Lincoln Variable Insurance Products Trust-
      LVIP Marsico International Growth Fund..........      554,130     10,014,244
      LVIP Mondrian International Value Fund..........      409,125      9,885,688
                                                                      ------------
                                                                        19,899,932
                                                                      ------------
     TOTAL AFFILIATED INVESTMENT COMPANIES (COST
      $174,485,536)...................................                 184,734,909
                                                                      ------------
     UNAFFILIATED INVESTMENT COMPANIES-7.00%
     EQUITY FUND-3.05%
 **  Fidelity Variable Insurance Products Trust-
      Mid Cap Portfolio...............................      167,470      6,055,724
                                                                      ------------
                                                                         6,055,724
                                                                      ------------
     INTERNATIONAL FIXED INCOME FUND-3.95%
 **  Franklin Templeton Variable
      Insurance Products Trust-
      Global Income Securities Fund...................      460,402      7,826,836
                                                                      ------------
                                                                         7,826,836
                                                                      ------------
     TOTAL UNAFFILIATED INVESTMENT COMPANIES
      (COST $13,722,076)..............................                  13,882,560
                                                                      ------------






TOTAL VALUE OF SECURITIES-100.17% (COST $188,207,612).........................    198,617,469
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.17%).......................       (338,930)
                                                                                 ------------
NET ASSETS APPLICABLE TO 16,521,840 SHARES OUTSTANDING-100.00%................   $198,278,539
                                                                                 ============
NET ASSET VALUE-LVIP WILSHIRE CONSERVATIVE PROFILE FUND STANDARD CLASS
  ($36,767,319 / 3,062,396 SHARES)............................................        $12.006
                                                                                      =======
NET ASSET VALUE-LVIP WILSHIRE CONSERVATIVE PROFILE FUND SERVICE CLASS
  ($161,511,220 / 13,459,444 SHARES)..........................................        $12.000
                                                                                      =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par)................   $185,896,635
Undistributed net investment income...........................................        315,106
Accumulated net realized gain on investments..................................      1,656,941
Net unrealized appreciation of investments....................................     10,409,857
                                                                                 ------------
Total net assets..............................................................   $198,278,539
                                                                                 ============




----------
*  Standard Class Shares

+  Non-income producing security for the year ended December 31, 2007.

** Institutional Class Shares

                             See accompanying notes


                          LVIP Wilshire Profile Funds-7

LVIP WILSHIRE MODERATE PROFILE FUND
STATEMENTS OF NET ASSETS
December 31, 2007



                                                           NUMBER OF       VALUE
                                                            SHARES       (U.S. $)
     AFFILIATED INVESTMENT COMPANIES-93.70%
     EQUITY FUNDS-37.32%
  *  Delaware VIP Trust-
     +Delaware VIP U.S. Growth Series..................    6,249,428   $ 55,994,877
      Delaware VIP Value Series.......................     1,451,036     31,110,214
  *  Lincoln Variable Insurance Products Trust-
      LVIP Capital Growth Fund........................     1,513,830     41,646,966
      LVIP MFS Value Fund.............................     3,044,014     80,428,939
      LVIP Mid-Cap Value Fund.........................     2,169,873     31,808,175
      LVIP T. Rowe Price Growth Stock Fund............     3,043,530     55,742,251
                                                                       ------------
                                                                        296,731,422
                                                                       ------------
     FIXED INCOME FUNDS-37.47%
 **  Delaware Group Government Funds-
      Inflation Protected Bond Fund...................     3,871,008     39,058,470
  *  Delaware VIP Trust-
      Delaware VIP Diversified Income Series..........    19,169,389    195,911,152
      Delaware VIP High Yield Series..................     3,991,308     23,748,284
  *  Lincoln Variable Insurance Products Trust-
      LVIP Delaware Bond Fund.........................     3,096,475     39,257,117
                                                                       ------------
                                                                        297,975,023
                                                                       ------------
     INTERNATIONAL EQUITY FUNDS-18.91%
  *  Delaware VIP Trust-
      Delaware VIP Emerging Markets Series............     1,457,192     40,568,238
  *  Lincoln Variable Insurance Products Trust-
      LVIP Cohen & Steers Global Real Estate Fund.....     1,897,938     15,280,302
      LVIP Marsico International Growth Fund..........     2,631,921     47,564,076
      LVIP Mondrian International Value Fund..........     1,944,523     46,985,502
                                                                       ------------
                                                                        150,398,118
                                                                       ------------
     TOTAL AFFILIATED INVESTMENT COMPANIES (COST
      $694,605,780)...................................                  745,104,563
                                                                       ------------
     UNAFFILIATED INVESTMENT COMPANIES-5.99%
     EQUITY FUND-4.03%
 **  Fidelity Variable Insurance Products Trust-
      Mid Cap Portfolio...............................       886,336     32,049,914
                                                                       ------------
                                                                         32,049,914
                                                                       ------------
     INTERNATIONAL FIXED INCOME FUND-1.96%
 **  Franklin Templeton Variable
      Insurance Products Trust-
      Global Income Securities Fund...................       918,552     15,615,386
                                                                       ------------
                                                                         15,615,386
                                                                       ------------
     TOTAL UNAFFILIATED INVESTMENT COMPANIES (COST
      $46,678,197)....................................                   47,665,300
                                                                       ------------
     SHORT-TERM INVESTMENT-0.13%
     MONEY MARKET INSTRUMENT-0.13%
     Dreyfus Cash Management Fund......................      983,925        983,925
                                                                       ------------
     TOTAL SHORT-TERM INVESTMENT
      (COST $983,925).................................                      983,925
                                                                       ------------






TOTAL VALUE OF SECURITIES-99.82% (COST $742,267,902)..........................    793,753,788
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.18%.........................      1,430,013
                                                                                 ------------
NET ASSETS APPLICABLE TO 61,548,439 SHARES OUTSTANDING-100.00%................   $795,183,801
                                                                                 ============
NET ASSET VALUE-LVIP WILSHIRE MODERATE PROFILE FUND STANDARD CLASS
  ($106,380,422 / 8,229,667 SHARES)...........................................        $12.926
                                                                                      =======
NET ASSET VALUE-LVIP WILSHIRE MODERATE PROFILE FUND SERVICE CLASS
  ($688,803,379 / 53,318,772 SHARES)..........................................        $12.919
                                                                                      =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par)................   $722,668,798
Undistributed net investment income...........................................      3,305,942
Accumulated net realized gain on investments..................................     17,723,175
Net unrealized appreciation of investments....................................     51,485,886
                                                                                 ------------
Total net assets..............................................................   $795,183,801
                                                                                 ============




----------
*  Standard Class shares

+  Non-income producing security for the year ended December 31, 2007.

** Institutional Class shares

                             See accompanying notes



                          LVIP Wilshire Profile Funds-8

LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE FUND
STATEMENTS OF NET ASSETS
December 31, 2007



                                     NUMBER OF        VALUE
                                       SHARES       (U.S. $)
     AFFILIATED INVESTMENT COMPANIES-94.72%
     EQUITY FUNDS-43.91%
  *  Delaware VIP Trust-
      Delaware VIP Small Cap
      Value Series...............      412,059    $ 11,805,482
     +Delaware VIP U.S. Growth
      Series.....................    6,031,611      54,043,233
      Delaware VIP Value Series..    1,638,259      35,124,269
  *  Lincoln Variable Insurance
      Products Trust-
      LVIP Baron Growth
      Opportunities Fund.........      391,304      11,733,643
      LVIP MFS Value Fund........    3,190,586      84,301,673
      LVIP Mid-Cap Value Fund....    1,221,008      17,898,752
      LVIP T. Rowe Price Growth
      Stock Fund.................    2,610,376      47,809,031
                                                  ------------
                                                   262,716,083
                                                  ------------
     FIXED INCOME FUNDS-17.75%
  *  Delaware VIP Trust-
      Delaware VIP Diversified
      Income Series..............    5,180,328      52,942,955
      Delaware VIP High Yield
      Series.....................    1,998,612      11,891,741
  *  Lincoln Variable Insurance
      Products Trust-
      LVIP Delaware Bond Fund....    3,262,054      41,356,322
                                                  ------------
                                                   106,191,018
                                                  ------------
     INTERNATIONAL EQUITY FUNDS-33.06%
  *  Delaware VIP Trust-
      Delaware VIP Emerging
      Markets Series.............    1,311,909      36,523,548
  *  Lincoln Variable Insurance
      Products Trust-
      LVIP Capital Growth Fund...    1,360,638      37,432,501
      LVIP Cohen & Steers Global
      Real Estate Fund...........    1,422,709      11,454,234
      LVIP Marsico International
      Growth Fund................    3,296,594      59,576,054
      LVIP Mondrian International
      Value Fund.................    2,184,249      52,778,013
                                                  ------------
                                                   197,764,350
                                                  ------------
     TOTAL AFFILIATED INVESTMENT
      COMPANIES (COST
      $523,941,771)..............                  566,671,451
                                                  ------------
     UNAFFILIATED INVESTMENT
      COMPANIES-4.97%
     EQUITY FUND-3.01%
 **  Fidelity Variable Insurance
      Products-
      Mid Cap Portfolio..........      498,858      18,038,706
                                                  ------------
                                                    18,038,706
                                                  ------------
     INTERNATIONAL FIXED INCOME FUND-1.96%
 **  Franklin Templeton Variable
      Insurance Products Trust-
      Global Income Securities
      Fund.......................      688,065      11,697,113
                                                  ------------
                                                    11,697,113
                                                  ------------
     TOTAL UNAFFILIATED INVESTMENT
      COMPANIES (COST
      $29,212,134)...............                   29,735,819
                                                  ------------
     SHORT-TERM INVESTMENT-0.06%
     MONEY MARKET INSTRUMENT-0.06%
     Dreyfus Cash Management
      Fund.......................      385,084         385,084
                                                  ------------
     TOTAL SHORT-TERM INVESTMENT
      (COST $385,084)............                      385,084
                                                  ------------





TOTAL VALUE OF SECURITIES-99.75% (COST $553,538,989)..........................    596,792,354

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.25%.........................      1,498,324
                                                                                 ------------
NET ASSETS APPLICABLE TO 44,720,243 SHARES OUTSTANDING-100.00%................   $598,290,678
                                                                                 ============
NET ASSET VALUE-LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE FUND
  STANDARD CLASS ($97,485,475 / 7,282,635 SHARES).............................        $13.386
                                                                                      =======
NET ASSET VALUE-LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE FUND
  SERVICE CLASS ($500,805,203 / 37,437,608 SHARES)............................        $13.377
                                                                                      =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par)................   $547,836,050
Undistributed net investment income...........................................        958,569
Accumulated net realized gain on investments..................................      6,242,694
Net unrealized appreciation of investments....................................     43,253,365
                                                                                 ------------
Total net assets..............................................................   $598,290,678
                                                                                 ============




----------
*  Standard Class shares

+  Non-income producing security for the year ended December 31, 2007.

** Institutional Class shares

                             See accompanying notes



                          LVIP Wilshire Profile Funds-9

LVIP WILSHIRE AGGRESSIVE PROFILE FUND
STATEMENTS OF NET ASSETS
December 31, 2007



                                     NUMBER OF        VALUE
                                       SHARES       (U.S. $)
     AFFILIATED INVESTMENT COMPANIES-95.70%
     EQUITY FUNDS-61.96%
  *  Delaware VIP Trust-
      Delaware VIP Small Cap
      Value Series...............      111,336    $  3,189,764
     +Delaware VIP U.S. Growth
      Series.....................    2,172,899      19,469,171
      Delaware VIP Value Series..      667,426      14,309,604
  *  Lincoln Variable Insurance
      Products Trust-
      LVIP Baron Growth
      Opportunities Fund.........      105,726       3,170,293
      LVIP Capital Growth Fund...      304,958       8,389,708
      LVIP MFS Value Fund........    1,047,163      27,668,147
      LVIP Mid-Cap Value Fund....      440,009       6,450,094
      LVIP T. Rowe Price Growth
      Stock Fund.................      969,806      17,762,001
                                                  ------------
                                                   100,408,782
                                                  ------------
     INTERNATIONAL EQUITY FUNDS-33.74%
  *  Delaware VIP Trust-
      Delaware VIP Emerging
      Markets Series.............      590,975      16,452,733
  *  Lincoln Variable Insurance
      Products Trust-
      LVIP Cohen & Steers Global
      Real Estate Fund...........      384,377       3,094,622
      LVIP Marsico International
      Growth Fund................      977,973      17,673,928
      LVIP Mondrian International
      Value Fund.................      722,431      17,456,095
                                                  ------------
                                                    54,677,378
                                                  ------------
     TOTAL AFFILIATED INVESTMENT
      COMPANIES (COST
      $140,548,443)..............                  155,086,160
                                                  ------------
     UNAFFILIATED INVESTMENT COMPANY-4.01%
     EQUITY FUND-4.01%
 **  Fidelity Variable Insurance
      Products Trust-
      Mid Cap Portfolio..........      179,736       6,499,244
                                                  ------------
     TOTAL UNAFFILIATED INVESTMENT
      COMPANY (COST $6,300,187)..                    6,499,244
                                                  ------------





TOTAL VALUE OF SECURITIES-99.71% (COST $146,848,630)..........................    161,585,404
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.29%.........................        465,434
                                                                                 ------------
NET ASSETS APPLICABLE TO 11,353,363 SHARES OUTSTANDING-100.00%................   $162,050,838
                                                                                 ============
NET ASSET VALUE-LVIP WILSHIRE AGGRESSIVE PROFILE FUND STANDARD CLASS
  ($41,110,130 / 2,878,596 SHARES)............................................        $14.281
                                                                                      =======
NET ASSET VALUE-LVIP WILSHIRE AGGRESSIVE PROFILE FUND SERVICE CLASS
  ($120,940,708 / 8,474,767 SHARES)...........................................        $14.271
                                                                                      =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par)................   $145,759,965
Undistributed net investment income...........................................        280,830
Accumulated net realized gain on investments..................................      1,273,269
Net unrealized appreciation of investments....................................     14,736,774
                                                                                 ------------
Total net assets..............................................................   $162,050,838
                                                                                 ============




----------
*  Standard Class shares

+  Non-income producing security for the year ended December 31, 2007.

** Institutional Class shares

                             See accompanying notes


                         LVIP Wilshire Profile Funds-10

LVIP WILSHIRE PROFILE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2007


                                                                                       LVIP
                                                       LVIP            LVIP          WILSHIRE          LVIP
                                                     WILSHIRE        WILSHIRE       MODERATELY       WILSHIRE
                                                   CONSERVATIVE      MODERATE       AGGRESSIVE      AGGRESSIVE
                                                      PROFILE         PROFILE         PROFILE         PROFILE
                                                       FUND            FUND            FUND            FUND
                                                   ------------    ------------    ------------    ------------
ASSETS:
Investments in affiliated investment companies,
 at value.....................................     $184,734,909    $745,104,563    $566,671,451    $155,086,160
Investments in unaffiliated investment
 companies, at value..........................       13,882,560      48,649,225      30,120,903       6,499,244
Receivable for securities sold.................         133,305              --              --          95,103
Cash...........................................              --           9,581          13,381              --
Dividends receivable...........................             131             757              51              --
Subscriptions receivable.......................         389,484       3,006,611       2,168,020         591,026
                                                   ------------    ------------    ------------    ------------
TOTAL ASSETS...................................     199,140,389     796,770,737     598,973,806     162,271,533
                                                   ------------    ------------    ------------    ------------
LIABILITIES:
Cash overdraft.................................         134,853              --              --          95,102
Payable for securities purchased...............              --         999,793         398,465              --
Liquidations payable...........................         622,947         254,154          23,985          46,665
Due to manager and affiliates..................          76,467         284,672         214,020          50,589
Accrued expenses payable.......................          27,583          48,317          46,658          28,339
                                                   ------------    ------------    ------------    ------------
TOTAL LIABILITIES..............................         861,850       1,586,936         683,128         220,695
                                                   ------------    ------------    ------------    ------------

TOTAL NET ASSETS...............................    $198,278,539    $795,183,801    $598,290,678    $162,050,838
                                                   ============    ============    ============    ============
Investments in affiliated investment companies,
 at cost......................................     $174,485,536    $694,605,780    $523,941,771    $140,548,443
Investments in unaffiliated investment
 companies, at cost...........................     $ 13,722,076    $ 47,662,122    $ 29,597,218    $  6,300,187



                             See accompanying notes



                         LVIP Wilshire Profile Funds-11

LVIP WILSHIRE PROFILE FUNDS
STATEMENTS OF OPERATIONS
Year Ended December 31, 2007


                                                                                        LVIP
                                                         LVIP            LVIP         WILSHIRE         LVIP
                                                       WILSHIRE        WILSHIRE      MODERATELY      WILSHIRE
                                                     CONSERVATIVE      MODERATE      AGGRESSIVE     AGGRESSIVE
                                                        PROFILE        PROFILE        PROFILE        PROFILE
                                                         FUND            FUND           FUND           FUND
                                                     ------------    -----------    -----------    -----------
INVESTMENT INCOME:
Dividends from affiliated investment companies...     $3,514,484     $12,025,452    $ 7,378,052    $ 1,166,018
Dividends from unaffiliated investment
 companies......................................          45,676         188,256        121,956         40,617
Interest.........................................          4,113          17,539         13,961          5,313
                                                      ----------     -----------    -----------    -----------
                                                       3,564,273      12,231,247      7,513,969      1,211,948
                                                      ----------     -----------    -----------    -----------
EXPENSES:
Management fees..................................        345,678       1,503,942      1,111,408        301,665
Distribution expenses-Service Class..............        286,288       1,339,608        948,251        230,675
Accounting and administration expenses...........         52,981          83,064         72,739         51,899
Professional fees................................         25,558          45,316         39,172         26,760
Custodian fees...................................         14,065          28,343         21,385         12,827
Reports and statements to shareholders...........         14,064          49,245         37,932         12,325
Trustees' fees...................................          2,096           9,609          6,811          1,830
Other............................................          6,598          14,267         11,288          6,620
                                                      ----------     -----------    -----------    -----------
                                                         747,328       3,073,394      2,248,986        644,601
Less expenses waived.............................       (115,363)       (227,824)      (189,268)      (112,261)
Less expense paid indirectly.....................             --          (1,565)           (53)            --
                                                      ----------     -----------    -----------    -----------
Total operating expenses.........................        631,965       2,844,005      2,059,665        532,340
                                                      ----------     -----------    -----------    -----------
NET INVESTMENT INCOME............................      2,932,308       9,387,242      5,454,304        679,608
                                                      ----------     -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
Net realized gain distributions from affiliated
 investment companies...........................         578,370       6,548,997      5,154,726      1,772,271
Net realized gain from sale of investments in
 affiliated investment companies................       1,490,734      13,558,181      6,670,251      1,740,980
Net realized loss from sale of investments in
 unaffiliated investment companies..............          (6,850)        (42,544)       (30,155)       (20,631)
                                                      ----------     -----------    -----------    -----------
Net realized gain on investments.................      2,062,254      20,064,634     11,794,822      3,492,620
Net change in unrealized
 appreciation/depreciation of investments.......       4,578,248      19,091,410     18,685,968      6,403,704
                                                      ----------     -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..      6,640,502      39,156,044     30,480,790      9,896,324
                                                      ----------     -----------    -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS......................................     $9,572,810     $48,543,286    $35,935,094    $10,575,932
                                                      ==========     ===========    ===========    ===========




                             See accompanying notes



                         LVIP Wilshire Profile Funds-12

LVIP WILSHIRE PROFILE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                        LVIP
                                           LVIP                          LVIP                         WILSHIRE
                                         WILSHIRE                      WILSHIRE                      MODERATELY
                                       CONSERVATIVE                    MODERATE                      AGGRESSIVE
                                       PROFILE FUND                  PROFILE FUND                   PROFILE FUND
                                        YEAR ENDED                    YEAR ENDED                     YEAR ENDED
                                 12/31/07       12/31/06        12/31/07       12/31/06       12/31/07        12/31/06
                               ------------   ------------   -------------   ------------   ------------    ------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
Net investment income.......   $  2,932,308   $  1,026,689   $   9,387,242   $  2,509,934   $  5,454,304    $  1,684,239
Net realized gain on
 investments...............       2,062,254        364,124      20,064,634      2,370,392     11,794,822       2,344,537
Net change in unrealized
 appreciation/depreciation
 of investments............       4,578,248      5,500,211      19,091,410     29,913,590     18,685,968      22,552,671
                               ------------   ------------   -------------   ------------   ------------    ------------
Net increase in net assets
 resulting from
 operations................       9,572,810      6,891,024      48,543,286     34,793,916     35,935,094      26,581,447
                               ------------   ------------   -------------   ------------   ------------    ------------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS FROM:
Net investment income:
 Standard Class............        (604,380)      (112,877)     (1,138,459)      (311,791)    (1,304,245)       (311,802)
 Service Class.............      (2,224,984)      (975,148)     (6,868,434)    (2,256,644)    (5,930,004)     (1,547,177)
Net realized gain on
 investments:
 Standard Class............        (110,762)        (2,037)       (320,428)        (1,067)      (779,506)         (1,066)
 Service Class.............        (487,586)       (23,767)     (2,652,113)       (10,845)    (4,480,338)         (7,199)
                               ------------   ------------   -------------   ------------   ------------    ------------
                                 (3,427,712)    (1,113,829)    (10,979,434)    (2,580,347)   (12,494,093)     (1,867,244)
                               ------------   ------------   -------------   ------------   ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class............      34,694,992      8,871,189      77,419,725     28,181,570     64,034,630      25,133,355
 Service Class.............     112,660,263     72,516,871     353,264,752    329,776,924    261,681,757     207,069,578
Net asset value of shares
 issued upon reinvestment
 of dividends and
 distributions:
 Standard Class............         715,142        114,914       1,458,887        312,858      2,083,751         312,868
 Service Class.............       2,712,570        998,915       9,520,547      2,267,489     10,410,342       1,554,376
                               ------------   ------------   -------------   ------------   ------------    ------------
                                150,782,967     82,501,889     441,663,911    360,538,841    338,210,480     234,070,177
                               ------------   ------------   -------------   ------------   ------------    ------------
Cost of shares repurchased:
 Standard Class............     (10,019,824)    (1,402,045)    (16,070,070)    (4,108,938)    (8,471,094)     (3,244,820)
 Service Class.............     (41,031,573)   (28,560,925)   (101,892,144)   (76,125,186)   (54,523,569)    (32,787,263)
                               ------------   ------------   -------------   ------------   ------------    ------------
                                (51,051,397)   (29,962,970)   (117,962,214)   (80,234,124)   (62,994,663)    (36,032,083)
                               ------------   ------------   -------------   ------------   ------------    ------------
Increase in net assets
 derived from capital share
 transactions..............      99,731,570     52,538,919     323,701,697    280,304,717    275,215,817     198,038,094
                               ------------   ------------   -------------   ------------   ------------    ------------
NET INCREASE IN NET ASSETS      105,876,668     58,316,114     361,265,549    312,518,286    298,656,818     222,752,297
NET ASSETS:
Beginning of year...........     92,401,871     34,085,757     433,918,252    121,399,966    299,633,860      76,881,563
                               ------------   ------------   -------------   ------------   ------------    ------------
End of year.................   $198,278,539   $ 92,401,871   $ 795,183,801   $433,918,252   $598,290,678    $299,633,860
                               ============   ============   =============   ============   ============    ============
Undistributed net investment
 income....................    $    315,106   $     77,912   $   3,305,942   $    526,690   $    958,569    $    304,456
                               ============   ============   =============   ============   ============    ============

                                           LVIP
                                         WILSHIRE
                                        AGGRESSIVE
                                       PROFILE FUND
                                        YEAR ENDED
                                 12/31/07        12/31/06
                               ------------    ------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
Net investment income.......   $    679,608    $    191,950
Net realized gain on
 investments...............       3,492,620         525,272
Net change in unrealized
 appreciation/depreciation
 of investments............       6,403,704       7,480,576
                               ------------    ------------
Net increase in net assets
 resulting from
 operations................      10,575,932       8,197,798
                               ------------    ------------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS FROM:
Net investment income:
 Standard Class............        (309,325)       (107,554)
 Service Class.............        (675,646)       (269,674)
Net realized gain on
 investments:
 Standard Class............        (402,238)           (439)
 Service Class.............      (1,277,769)         (1,811)
                               ------------    ------------
                                 (2,664,978)       (379,478)
                               ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class............      28,951,607      12,536,885
 Service Class.............      77,149,790      48,588,469
Net asset value of shares
 issued upon reinvestment
 of dividends and
 distributions:
 Standard Class............         711,563         107,993
 Service Class.............       1,953,415         271,484
                               ------------    ------------
                                108,766,375      61,504,831
                               ------------    ------------
Cost of shares repurchased:
 Standard Class............      (5,421,548)     (3,303,225)
 Service Class.............     (26,631,987)    (11,654,898)
                               ------------    ------------
                                (32,053,535)    (14,958,123)
                               ------------    ------------
Increase in net assets
 derived from capital share
 transactions..............      76,712,840      46,546,708
                               ------------    ------------
NET INCREASE IN NET ASSETS       84,623,794      54,365,028
NET ASSETS:
Beginning of year...........     77,427,044      23,062,016
                               ------------    ------------
End of year.................   $162,050,838    $ 77,427,044
                               ============    ============
Undistributed net investment
 income....................    $    280,830    $     73,058
                               ============    ============




                             See accompanying notes



                         LVIP Wilshire Profile Funds-13

LVIP WILSHIRE CONSERVATIVE PROFILE FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                         LVIP WILSHIRE CONSERVATIVE PROFILE FUND
                                                                      STANDARD CLASS
                                                                                          5/3/05(1)
                                                              YEAR ENDED                      TO
                                                      12/31/07          12/31/06           12/31/05
                                                      ---------------------------------------------
Net asset value, beginning of period...............    $11.392           $10.591           $10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)...........................      0.276             0.187             0.131
Net realized and unrealized gain on investments....      0.605             0.797             0.460
                                                       -------           -------           -------
Total from investment operations...................      0.881             0.984             0.591
                                                       -------           -------           -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income..............................     (0.219)           (0.178)               --
Net realized gain on investments...................     (0.048)           (0.005)               --
                                                       -------           -------           -------
Total dividends and distributions..................     (0.267)           (0.183)               --
                                                       -------           -------           -------
Net asset value, end of period.....................    $12.006           $11.392           $10.591
                                                       =======           =======           =======
Total return(3)....................................      7.77%             9.34%             5.91%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)............    $36,768           $10,474           $ 2,440
Ratio of expenses to average net assets(4).........      0.25%             0.30%             0.30%
Ratio of expenses to average net assets prior to
 fees waived and expense paid indirectly(4).......       0.33%             0.54%             1.53%
Ratio of net investment income to average net
 assets...........................................       2.32%             1.72%             1.87%
Ratio of net investment income to average net
 assets prior to fees waived and expense paid
 indirectly.......................................       2.24%             1.48%             0.64%
Portfolio turnover.................................        44%               28%               20%



----------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Does not include expenses of the investment companies in which the Fund invests.

                             See accompanying notes



                         LVIP Wilshire Profile Funds-14

LVIP WILSHIRE CONSERVATIVE PROFILE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                         LVIP WILSHIRE CONSERVATIVE PROFILE FUND
                                                                      SERVICE CLASS
                                                                                          5/3/05(1)
                                                              YEAR ENDED                      TO
                                                      12/31/07          12/31/06           12/31/05
                                                      ---------------------------------------------
Net asset value, beginning of period...............   $ 11.387           $10.574           $10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)...........................      0.246             0.160             0.113
Net realized and unrealized gain on investments....      0.604             0.795             0.461
                                                      --------           -------           -------
Total from investment operations...................      0.850             0.955             0.574
                                                      --------           -------           -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income..............................     (0.189)           (0.137)               --
Net realized gain on investments...................     (0.048)           (0.005)               --
                                                      --------           -------           -------
Total dividends and distributions..................     (0.237)           (0.142)               --
                                                      --------           -------           -------
Net asset value, end of period.....................   $ 12.000           $11.387           $10.574
                                                      ========           =======           =======
Total return(3)....................................      7.51%             9.07%             5.74%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)............   $161,511           $81,928           $31,646
Ratio of expenses to average net assets(4).........      0.50%             0.55%             0.55%
Ratio of expenses to average net assets prior to
 fees waived and expense paid indirectly(4).......       0.58%             0.79%             1.78%
Ratio of net investment income to average net
 assets...........................................       2.07%             1.47%             1.62%
Ratio of net investment income to average net
 assets prior to fees waived and expense paid
 indirectly.......................................       1.99%             1.23%             0.39%
Portfolio turnover.................................        44%               28%               20%



----------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Does not include expenses of the investment companies in which the Fund invests.

                             See accompanying notes



                         LVIP Wilshire Profile Funds-15

LVIP WILSHIRE MODERATE PROFILE FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                           LVIP WILSHIRE MODERATE PROFILE FUND
                                                                      STANDARD CLASS
                                                                                         5/3/05(1)
                                                               YEAR ENDED                    TO
                                                       12/31/07         12/31/06          12/31/05
                                                       -------------------------------------------
Net asset value, beginning of period................   $ 12.047          $10.866          $10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)............................      0.226            0.132            0.082
Net realized and unrealized gain on investments.....      0.885            1.171            0.784
                                                       --------          -------          -------
Total from investment operations....................      1.111            1.303            0.866
                                                       --------          -------          -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income...............................     (0.173)          (0.121)              --
Net realized gain on investments....................     (0.059)          (0.001)              --
                                                       --------          -------          -------
Total dividends and distributions...................     (0.232)          (0.122)              --
                                                       --------          -------          -------
Net asset value, end of period......................   $ 12.926          $12.047          $10.866
                                                       ========          =======          =======
Total return(3).....................................      9.27%           12.04%            8.66%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).............   $106,381          $39,500          $12,391
Ratio of expenses to average net assets(4)..........      0.25%            0.30%            0.30%
Ratio of expenses to average net assets prior to
 fees waived and expense paid indirectly(4)........       0.29%            0.32%            0.60%
Ratio of net investment income to average net
 assets............................................       1.78%            1.16%            1.16%
Ratio of net investment income to average net assets
 prior to fees waived and expense paid indirectly..       1.74%            1.14%            0.86%
Portfolio turnover..................................        48%              19%              10%



----------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Does not include expenses of the investment companies in which the Fund invests.

                             See accompanying notes



                         LVIP Wilshire Profile Funds-16

LVIP WILSHIRE MODERATE PROFILE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                             LVIP WILSHIRE MODERATE PROFILE FUND
                                                                        SERVICE CLASS
                                                                                          5/3/05(1)
                                                                 YEAR ENDED                   TO
                                                          12/31/07        12/31/06         12/31/05
                                                          -----------------------------------------
Net asset value, beginning of period...................   $ 12.041        $ 10.847         $ 10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)...............................      0.194           0.103            0.064
Net realized and unrealized gain on investments........      0.884           1.171            0.783
                                                          --------        --------         --------
Total from investment operations.......................      1.078           1.274            0.847
                                                          --------        --------         --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income..................................     (0.141)         (0.079)              --
Net realized gain on investments.......................     (0.059)         (0.001)              --
                                                          --------        --------         --------
Total dividends and distributions......................     (0.200)         (0.080)              --
                                                          --------        --------         --------
Net asset value, end of period.........................   $ 12.919        $ 12.041         $ 10.847
                                                          ========        ========         ========
Total return(3)........................................      9.00%          11.77%            8.47%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)................   $688,803        $394,418         $109,009
Ratio of expenses to average net assets(4).............      0.50%           0.55%            0.55%
Ratio of expenses to average net assets prior to fees
 waived and expense paid indirectly(4)................       0.54%           0.57%            0.85%
Ratio of net investment income to average net assets...      1.53%           0.91%            0.91%
Ratio of net investment income to average net assets
 prior to fees waived and expense paid indirectly.....       1.49%           0.89%            0.61%
Portfolio turnover.....................................        48%             19%              10%



----------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Does not include expenses of the investment companies in which the Fund invests.

                             See accompanying notes



                         LVIP Wilshire Profile Funds-17

LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                   LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE FUND
                                                                    STANDARD CLASS
                                                                                          5/3/05(1)
                                                           YEAR ENDED                         TO
                                                  12/31/07            12/31/06             12/31/05
                                                  -------------------------------------------------
Net asset value, beginning of period...........    $12.528             $11.100             $10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2).......................      0.190               0.137               0.136
Net realized and unrealized gain on
 investments..................................       1.026               1.427               0.964
                                                   -------             -------             -------
Total from investment operations...............      1.216               1.564               1.100
                                                   -------             -------             -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income..........................     (0.212)             (0.135)                 --
Net realized gain on investments...............     (0.146)             (0.001)                 --
                                                   -------             -------             -------
Total dividends and distributions..............     (0.358)             (0.136)                 --
                                                   -------             -------             -------
Net asset value, end of period.................    $13.386             $12.528             $11.100
                                                   =======             =======             =======
Total return(3)................................      9.81%              14.14%              11.00%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)........    $97,486             $36,657             $11,426
Ratio of expenses to average net assets(4).....      0.25%               0.30%               0.30%
Ratio of expenses to average net assets prior
 to fees waived and expense paid
 indirectly(4)................................       0.29%               0.36%               0.79%
Ratio of net investment income to average net
 assets.......................................       1.44%               1.16%               1.88%
Ratio of net investment income to average net
 assets prior to fees waived and expense paid
 indirectly...................................       1.40%               1.10%               1.39%
Portfolio turnover.............................        48%                 27%                 10%



----------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Does not include expenses of the investment companies in which the Fund invests.

                             See accompanying notes



                         LVIP Wilshire Profile Funds-18

LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                     LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE
                                                                  FUND SERVICE CLASS
                                                                                         5/3/05(1)
                                                            YEAR ENDED                       TO
                                                   12/31/07           12/31/06            12/31/05
                                                   -----------------------------------------------
Net asset value, beginning of period............   $ 12.520           $ 11.081            $10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)........................      0.157              0.107              0.118
Net realized and unrealized gain on
 investments...................................       1.026              1.424              0.963
                                                   --------           --------            -------
Total from investment operations................      1.183              1.531              1.081
                                                   --------           --------            -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income...........................     (0.180)            (0.091)                --
Net realized gain on investments................     (0.146)            (0.001)                --
                                                   --------           --------            -------
Total dividends and distributions...............     (0.326)            (0.092)                --
                                                   --------           --------            -------
Net asset value, end of period..................   $ 13.377           $ 12.520            $11.081
                                                   ========           ========            =======
Total return(3).................................      9.54%             13.85%             10.81%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).........   $500,805           $262,977            $65,456
Ratio of expenses to average net assets(4)......      0.50%              0.55%              0.55%
Ratio of expenses to average net assets prior to
 fees waived and expense paid indirectly(4)....       0.54%              0.61%              1.04%
Ratio of net investment income to average net
 assets........................................       1.19%              0.91%              1.63%
Ratio of net investment income to average net
 assets prior to fees waived and expense paid
 indirectly....................................       1.15%              0.85%              1.14%
Portfolio turnover..............................        48%                27%                10%



----------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Does not include expenses of the investment companies in which the Fund invests.

                             See accompanying notes



                         LVIP Wilshire Profile Funds-19

LVIP WILSHIRE AGGRESSIVE PROFILE FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                          LVIP WILSHIRE AGGRESSIVE PROFILE FUND
                                                                      STANDARD CLASS
                                                                                         5/3/05(1)
                                                               YEAR ENDED                    TO
                                                       12/31/07         12/31/06          12/31/05
                                                       -------------------------------------------
Net asset value, beginning of period................    $13.153          $11.392          $10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)............................      0.106            0.069            0.055
Net realized and unrealized gain on investments.....      1.329            1.809            1.337
                                                        -------          -------          -------
Total from investment operations....................      1.435            1.878            1.392
                                                        -------          -------          -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income...............................     (0.124)          (0.116)              --
Net realized gain on investments....................     (0.183)          (0.001)              --
                                                        -------          -------          -------
Total dividends and distributions...................     (0.307)          (0.117)              --
                                                        -------          -------          -------
Net asset value, end of period......................    $14.281          $13.153          $11.392
                                                        =======          =======          =======
Total return(3).....................................     11.02%           16.54%           13.92%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).............    $41,110          $15,102          $ 4,280
Ratio of expenses to average net assets(4)..........      0.25%            0.30%            0.30%
Ratio of expenses to average net assets prior to
 fees waived and expense paid indirectly(4)........       0.34%            0.61%            1.91%
Ratio of net investment income to average net
 assets............................................       0.75%            0.57%            0.75%
Ratio of net investment income (loss) to average net
 assets prior to fees waived and expense paid
 indirectly........................................       0.66%            0.26%           (0.86%)
Portfolio turnover..................................        56%              40%              15%



----------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Does not include expenses of the investment companies in which the Fund invests.

                             See accompanying notes



                         LVIP Wilshire Profile Funds-20

LVIP WILSHIRE AGGRESSIVE PROFILE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                           LVIP WILSHIRE AGGRESSIVE PROFILE FUND
                                                                       SERVICE CLASS
                                                                                         5/3/05(1)
                                                                YEAR ENDED                   TO
                                                         12/31/07        12/31/06         12/31/05
                                                         -----------------------------------------
Net asset value, beginning of period..................   $ 13.144         $11.372         $10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)..............................      0.071           0.039           0.036
Net realized and unrealized gain on investments.......      1.329           1.805           1.336
                                                         --------         -------         -------
Total from investment operations......................      1.400           1.844           1.372
                                                         --------         -------         -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.................................     (0.090)         (0.071)             --
Net realized gain on investments......................     (0.183)         (0.001)             --
                                                         --------         -------         -------
Total dividends and distributions.....................     (0.273)         (0.072)             --
                                                         --------         -------         -------
Net asset value, end of period........................   $ 14.271         $13.144         $11.372
                                                         ========         =======         =======
Total return(3).......................................     10.74%          16.25%          13.72%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)...............   $120,941         $62,325         $18,782
Ratio of expenses to average net assets(4)............      0.50%           0.55%           0.55%
Ratio of expenses to average net assets prior to fees
 waived and expense paid indirectly(4)...............       0.59%           0.86%           2.16%
Ratio of net investment income to average net assets..      0.50%           0.32%           0.50%
Ratio of net investment income (loss) to average net
 assets prior to fees waived and expense paid
 indirectly..........................................       0.41%           0.01%          (1.11%)
Portfolio turnover....................................        56%             40%             15%



----------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Does not include expenses of the investment companies in which the Fund invests.

                             See accompanying notes


                         LVIP Wilshire Profile Funds-21

LVIP WILSHIRE PROFILE FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 31 series. These financial statements and the related notes pertain to the LVIP Wilshire Conservative Profile Fund (formerly the Conservative Profile Fund), LVIP Wilshire Moderate Profile Fund (formerly the Moderate Profile Fund), LVIP Wilshire Moderately Aggressive Profile Fund (formerly the Moderately Aggressive Profile Fund) and LVIP Wilshire Aggressive Profile Fund (formerly Aggressive Profile Fund) (each, a "Fund", or collectively, the "Funds"). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Funds' shares are sold only to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products. The Funds will invest in other open-end investment companies (mutual funds) that are advised by Delaware Management Company (DMC), a series of Delaware Management Business Trust, Lincoln Investment Advisors Corporation (LIA), or non-affiliated funds from a select group of investment management firms (collectively, the "Underlying Funds"). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to mutual fund investments, the Funds may invest in individual securities, such as money market securities.

The investment objective of LVIP Wilshire Conservative Profile Fund is a balance between a high level of current income with some consideration given to growth of capital.

The investment objective of LVIP Wilshire Moderate Profile Fund is a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

The investment objective of LVIP Wilshire Moderately Aggressive Profile Fund is a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

The investment objective of LVIP Wilshire Aggressive Profile Fund is long-term growth of capital. Current income is not a consideration.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation--The value of the Funds' investments in the Underlying Funds is based on the published net asset value of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes--The Funds intend to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Funds adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all Funds of the Trust are allocated to each Fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arragement is included in custodian fees on the statements of operations with the corresponding expense offset shown as "expense paid indirectly."


                         LVIP Wilshire Profile Funds-22

LVIP WILSHIRE PROFILE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
LIA is responsible for overall management of the Funds' investment portfolio, including monitoring of the Funds' investment sub-advisor, and provides certain administrative services to the Funds. LIA is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIA receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds.

Prior to April 30, 2007, DMC, a series of Delaware Management Business Trust and subsidiary of LNC, acted as the Funds' investment advisor and was compensated according to the same advisory fee rate.

LIA has contractually agreed to reimburse the Funds to the extent that the Funds' annual operating expenses (excluding Underlying Fund Fees and Expenses and distribution fees) exceed 0.25% of average daily net assets. The agreement will continue at least through April 30, 2008, and renews automatically for one-year terms unless LIA provides written notice of termination to the Funds.

Wilshire Associates, Inc. (the "Sub-Advisor") is responsible for the day-to-day management of the Funds' investment portfolio. For these services, LIA, not the Funds, pays the Sub-Advisor a fee at an annual rate based on the combined net assets of the LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, LVIP Wilshire Moderately Aggressive Profile Fund, LVIP Wilshire Aggressive Profile Fund, (the "Profile Funds") as follows: 0.08% for the first $500 million of the Profile Funds' average daily net assets; 0.06% over $500 million but less than $1 billion, 0.05% over $1 billion but less than $3 billion; and 0.04% of any excess of the Profile Funds' average daily net assets over $3 billion. Prior to April 30, 2007, the sub-advisory fee was the following: 0.10% for the first $250 million of the Funds' average daily net assets; 0.06% over $250 million but less than $1 billion, 0.05% over $1 billion but less than $3 billion; and 0.04% of any excess of the Funds' average daily net assets over $3 billion.

Effective October 1, 2007, Mellon Bank, N.A. provides fund accounting and financial administration services to the Funds. For these services, each Fund pays Mellon an annual fee of $47,000.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Funds. For these services, each Fund pays DSC an annual fee of $1,000. Prior to October 1, 2007, DSC provided fund accounting and financial administration to the Funds for which it received an annual fee of $43,000 from each Fund. For the year ended December 31, 2007, each Fund was charged $32,500 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Funds. For these services, the Trust was charged $553,000 for the year ended December 31, 2007, which was allocated to the funds based on average net assets. In addition, the cost of certain support services, provided by Lincoln Life such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2007, fees for administrative and support services amounted as follows:

                                                                                              LVIP
                                                              LVIP            LVIP          WILSHIRE          LVIP
                                                            WILSHIRE        WILSHIRE       MODERATELY       WILSHIRE
                                                          CONSERVATIVE      MODERATE       AGGRESSIVE      AGGRESSIVE
                                                          PROFILE FUND    PROFILE FUND    PROFILE FUND    PROFILE FUND
                                                          ------------    ------------    ------------    ------------
Administration Fees....................................      $5,682          $25,030         $18,352         $4,976
Support Fees...........................................       3,049           13,784          10,137          2,673


Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

In addition to the management fee and other expenses reflected on the statement of operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary. DMC, LIA, Dreyfus, Franklin Templeton and Fidelity Investments serve as the investment managers for the Underlying Funds.

At December 31, 2007, the Funds had liabilities payable to affiliates as follows:

                                                                                              LVIP
                                                              LVIP            LVIP          WILSHIRE          LVIP
                                                            WILSHIRE        WILSHIRE       MODERATELY       WILSHIRE
                                                          CONSERVATIVE      MODERATE       AGGRESSIVE      AGGRESSIVE
                                                          PROFILE FUND    PROFILE FUND    PROFILE FUND    PROFILE FUND
                                                          ------------    ------------    ------------    ------------
Management Fees Payable to LIA.........................      $43,160        $141,508        $109,730         $25,073
Fees Payable To DSC....................................           83              83              83              83
Distribution Fees Payable to LFD ......................       33,224         143,081         104,207          25,433


Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The compensation of unaffiliated trustees is borne by the Funds.


                         LVIP Wilshire Profile Funds-23

LVIP WILSHIRE PROFILE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


3. INVESTMENTS
For the year ended December 31, 2007, each Fund made purchases and sales of investment securities other than short-term investments as follows:

                                                                                            LVIP
                                                            LVIP            LVIP          WILSHIRE          LVIP
                                                          WILSHIRE        WILSHIRE       MODERATELY       WILSHIRE
                                                        CONSERVATIVE      MODERATE       AGGRESSIVE      AGGRESSIVE
                                                        PROFILE FUND    PROFILE FUND    PROFILE FUND    PROFILE FUND
                                                        ------------    ------------    ------------    ------------
Purchases............................................   $161,765,119    $617,365,760    $486,489,748    $143,641,994
Sales................................................     61,578,983     290,905,041     214,851,884      68,101,288


At December 31, 2007, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for each Fund were as follows:

                                                                                            LVIP
                                                            LVIP            LVIP          WILSHIRE          LVIP
                                                          WILSHIRE        WILSHIRE       MODERATELY       WILSHIRE
                                                        CONSERVATIVE      MODERATE       AGGRESSIVE      AGGRESSIVE
                                                        PROFILE FUND    PROFILE FUND    PROFILE FUND    PROFILE FUND
                                                        ------------    ------------    ------------    ------------
Cost of investments..................................   $188,955,925    $744,549,104    $559,956,619    $149,475,892
                                                        ============    ============    ============    ============
Aggregate unrealized appreciation....................   $  9,816,423    $ 55,033,051    $ 39,763,423    $ 13,084,280
Aggregate unrealized depreciation....................       (154,879)     (5,828,367)     (2,927,688)       (974,768)
                                                        ------------    ------------    ------------    ------------
Net unrealized appreciation..........................   $  9,661,544    $ 49,204,684    $ 36,835,735    $ 12,109,512
                                                        ============    ============    ============    ============



4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                                                                              LVIP
                                                              LVIP            LVIP          WILSHIRE          LVIP
                                                            WILSHIRE        WILSHIRE       MODERATELY       WILSHIRE
                                                          CONSERVATIVE      MODERATE       AGGRESSIVE      AGGRESSIVE
                                                          PROFILE FUND    PROFILE FUND    PROFILE FUND    PROFILE FUND
                                                          ------------    ------------    ------------    ------------
Year Ended December 31, 2007:
Ordinary income........................................    $3,238,754      $ 9,789,995     $ 8,889,664     $1,448,857
Long-term capital gain.................................       188,958        1,189,439       3,604,429      1,216,121
                                                           ----------      -----------     -----------     ----------
Total..................................................    $3,427,712      $10,979,434     $12,494,093     $2,664,978
                                                           ==========      ===========     ===========     ==========
Year Ended December 31, 2006:
Ordinary income........................................    $1,113,829      $ 2,580,347     $ 1,867,244     $  379,478
                                                           ----------      -----------     -----------     ----------
Total..................................................    $1,113,829      $ 2,580,347     $ 1,867,244     $  379,478
                                                           ==========      ===========     ===========     ==========



In addition, LVIP Wilshire Aggressive Profile Fund declared an ordinary income consent dividend of $307,329 for the year ended December 31, 2006. Such amount has been deemed paid and contributed to the Fund as additional paid-in-capital.

5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                                            LVIP
                                                            LVIP            LVIP          WILSHIRE          LVIP
                                                          WILSHIRE        WILSHIRE       MODERATELY       WILSHIRE
                                                        CONSERVATIVE      MODERATE       AGGRESSIVE      AGGRESSIVE
                                                        PROFILE FUND    PROFILE FUND    PROFILE FUND    PROFILE FUND
                                                        ------------    ------------    ------------    ------------
Shares of beneficial interest........................   $185,896,635    $722,668,798    $547,836,050    $145,759,965
Undistributed ordinary income........................      1,236,662      10,876,603       4,985,098       1,278,547
Undistributed long-term capital gain.................      1,709,077      12,433,716       8,716,241       3,041,583
Post-October losses..................................       (225,379)             --         (82,446)       (138,769)
Unrealized appreciation of investments...............      9,661,544      49,204,684      36,835,735      12,109,512
                                                        ------------    ------------    ------------    ------------
Net assets...........................................   $198,278,539    $795,183,801    $598,290,678    $162,050,838
                                                        ============    ============    ============    ============





                         LVIP Wilshire Profile Funds-24

LVIP WILSHIRE PROFILE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




5. COMPONENTS OF NET ASSETS ON A TAX BASIS (CONTINUED)


The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and pass-through consent dividends from the Underlying Funds.

Post-October losses represent losses realized on investment transactions from November 1, 2007 through December 31, 2007 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from underlying investments, consent dividends and pass-through consent dividends from the Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Funds recorded the following reclassifications:

                                                                                              LVIP
                                                              LVIP            LVIP          WILSHIRE          LVIP
                                                            WILSHIRE        WILSHIRE       MODERATELY       WILSHIRE
                                                          CONSERVATIVE      MODERATE       AGGRESSIVE      AGGRESSIVE
                                                          PROFILE FUND    PROFILE FUND    PROFILE FUND    PROFILE FUND
                                                          ------------    ------------    ------------    ------------
Undistributed Net Investment Income....................     $ 134,250      $ 1,398,903     $ 2,434,058      $ 513,135
Accumulated Net Realized Gain..........................      (134,250)      (1,398,903)     (2,434,058)      (820,464)
Paid-in Capital........................................            --               --              --        307,329


6. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                                                                                     LVIP
                                              LVIP                      LVIP                      LVIP             WILSHIRE
                                            WILSHIRE                  WILSHIRE                  WILSHIRE          AGGRESSIVE
                                          CONSERVATIVE                MODERATE           MODERATELY AGGRESSIVE      PROFILE
                                          PROFILE FUND              PROFILE FUND              PROFILE FUND           FUND
                                           YEAR ENDED                YEAR ENDED                YEAR ENDED         YEAR ENDED
                                    -----------------------   -----------------------   -----------------------   ----------
                                     12/31/07     12/31/06     12/31/07     12/31/06     12/31/07     12/31/06     12/31/07
                                    ----------   ----------   ----------   ----------   ----------   ----------   ----------
Shares sold:
 Standard Class.................     2,928,875      807,630    6,091,690    2,478,557    4,840,284    2,145,026    2,067,430
 Service Class..................     9,489,563    6,714,217   27,904,621   29,231,871   19,794,487   17,801,431    5,486,933
Shares issued upon reinvestment
of dividends and distributions:
 Standard Class.................        60,402       10,336      115,110       26,843      159,926       26,035       51,734
 Service Class..................       229,288       89,771      752,715      194,082      801,091      129,116      142,626
                                    ----------   ----------   ----------   ----------   ----------   ----------   ----------
                                    12,708,128    7,621,954   34,864,136   31,931,353   25,595,788   20,101,608    7,748,723
                                    ----------   ----------   ----------   ----------   ----------   ----------   ----------
Shares repurchased:
 Standard Class.................      (846,308)    (128,880)  (1,255,909)    (367,014)    (643,622)    (274,342)    (388,765)
 Service Class..................    (3,454,497)  (2,601,797)  (8,095,465)  (6,718,274)  (4,162,325)  (2,833,277)  (1,896,321)
                                    ----------   ----------   ----------   ----------   ----------   ----------   ----------
                                    (4,300,805)  (2,730,677)  (9,351,374)  (7,085,288)  (4,805,947)  (3,107,619)  (2,285,086)
                                    ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net increase.....................    8,407,323    4,891,277   25,512,762   24,846,065   20,789,841   16,993,989    5,463,637
                                    ==========   ==========   ==========   ==========   ==========   ==========   ==========

                                       LVIP
                                     WILSHIRE
                                    AGGRESSIVE
                                      PROFILE
                                       FUND
                                    YEAR ENDED
                                    ----------
                                     12/31/06
                                    ----------
Shares sold:
 Standard Class.................     1,035,068
 Service Class..................     4,027,756
Shares issued upon reinvestment
of dividends and distributions:
 Standard Class.................         8,710
 Service Class..................        21,984
                                    ----------
                                     5,093,518
                                    ----------
Shares repurchased:
 Standard Class.................      (271,320)
 Service Class..................      (959,751)
                                    ----------
                                    (1,231,071)
                                    ----------
Net increase.....................    3,862,447
                                    ==========





7. CONTRACTUAL OBLIGATIONS
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund's existing contracts and expects the risk of loss to be remote.


                         LVIP Wilshire Profile Funds-25

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
LVIP Wilshire Profile Funds

We have audited the accompanying statements of net assets and statements of assets and liabilities of the LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, LVIP Wilshire Moderately Aggressive Profile Fund, and LVIP Wilshire Aggressive Profile Fund (four of the series constituting Lincoln Variable Insurance Products Trust) (the "Funds") as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 3, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, LVIP Wilshire Moderately Aggressive Profile Fund, and LVIP Wilshire Aggressive Profile Fund of Lincoln Variable Insurance Products Trust at December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the two years in the period then ended and for the period May 3, 2005 (commencement of operations) through December 31, 2005, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 14, 2008


                         LVIP Wilshire Profile Funds-26

LVIP WILSHIRE PROFILE FUNDS
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2007, the Funds designate distributions paid during the year as follows:

                                                            (A)                   (B)
                                                         LONG-TERM              ORDINARY
                                                        CAPITAL GAIN             INCOME           TOTAL             (C)
                                                       DISTRIBUTIONS         DISTRIBUTIONS    DISTRIBUTIONS     QUALIFYING
                                                        (TAX BASIS)           (TAX BASIS))     (TAX BASIS)     DIVIDENDS(1)
                                                       -------------         -------------    -------------    ------------
LVIP Wilshire Conservative Profile Fund.............         6%                   94%              100%              9%
LVIP Wilshire Moderate Profile Fund.................        11%                   89%              100%             10%
LVIP Wilshire Moderate Aggressive Profile Fund......        29%                   71%              100%             15%
LVIP Wilshire Aggressive Profile Fund...............        46%                   54%              100%             22%



----------

(A) and (B) are based on a percentage of each Fund's total distributions.

(C) is based on percentage of each Fund's ordinary income.

(1) Qualifiying dividends represent dividends which qualify for the corporate dividends received deduction.

APPROVAL OF SUB-ADVISORY AGREEMENT

On August 13, 2007, the Board of Trustees of Lincoln Variable Insurance Products Trust (the "Trust"), met to consider, among other things, the renewal of the sub-advisory agreement with Wilshire Associates Incorporated ("Wilshire") for the LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, and LVIP Wilshire Moderately Aggressive Profile Fund (the "Profile Funds" or "Funds").

The Independent Trustees reported that they had requested and reviewed materials provided by Lincoln Investment Advisors Corporation ("LIAC") and Wilshire prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment advisory and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, Wilshire provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including its Form ADV, information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information for each Fund compared to the performance of a peer group of funds and/or a securities market index and data comparing each Fund's sub-advisory fees to an expense peer group of funds and/or to similarly managed funds. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the "interested" Trustee and officers and employees of Lincoln Life and LIAC to consider renewal of the sub-advisory agreement for the Funds.

In considering the renewal of the investment sub-advisory agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. With respect to the sub-advisory agreement for the Funds, the Independent Trustees noted that although the investment management agreements with LIAC was not currently being reviewed, LIAC's performance in supervising Wilshire to date has been satisfactory. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the sub-advisory agreement and accordingly, recommended to the Board of Trustees the renewal of the agreement.

SUB-ADVISORY AGREEMENT

In considering the renewal of the sub-advisory agreement between LIAC and Wilshire on behalf of the Profile Funds, the Independent Trustees considered the nature, extent and quality of services provided by Wilshire under the sub-advisory agreement. The Independent Trustees reviewed the services provided by Wilshire, the background of the investment professionals servicing the Funds and Wilshire's compliance programs. The Independent Trustees reviewed the Aggressive Profile Fund's investment performance and compared it to its Lipper performance peer group and a securities market index, noted that the Fund's one-year performance was in the second quintile of its peer group and concluded that the overall investment performance of the Fund has been satisfactory. The Independent Trustees reviewed the Conservative Profile Fund's investment performance and compared it to its Lipper performance peer group and a securities market index and noted that although the Fund's one-year performance was below the peer group's average performance, the Fund's overall performance has been satisfactory. The Independent Trustees reviewed the Moderate Profile Fund's investment performance and compared it to its Lipper performance peer group and a securities market index, noted that the Fund's one-year performance was in the second quintile of its peer group and concluded that the overall investment performance of the Fund has been satisfactory. The Independent Trustees reviewed the Moderately Aggressive Profile Fund's investment performance and compared it to its Lipper performance peer group and a securities market index and determined that the Fund's one-year performance was within an acceptable range of its peer group's average performance and that the overall investment performance of the Fund has been satisfactory. The Independent Trustees concluded that the overall services provided by Wilshire have been acceptable. The Independent Trustees considered the sub-advisory fee schedule and noted it was revised in November 2006 in connection with the addition of four new Lincoln Funds sub-advised by Wilshire. The Independent Trustees reviewed the revised sub-advisory fee schedule, which contains breakpoints, and considered Wilshire's representation that the fee schedule was competitive and consistent with that charged other organizations with similar business models, that the sub-advisory fee schedule compares favorably to other funds managed by Wilshire and concluded that the sub-advisory fee schedule was reasonable. With respect to profitability, the Independent Trustees considered information provided by Wilshire and concluded that the profitability was not unreasonable. The Independent Trustees also considered whether Wilshire receives any incidental benefits in connection with its relationship to the Funds and noted Wilshire's statement that it was eager to expand its relationship with Lincoln Life.

At the August 13(th) meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the renewal of the sub-advisory agreement and the fees and other amounts to be paid under the agreement.


                         LVIP Wilshire Profile Funds-27

OFFICER/TRUSTEE INFORMATION FOR LINCOLN VIP TRUST


                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Kelly D.               Chairman,        Chairman since    Vice President, The Lincoln National             32        Lincoln
Clevenger(1)           President        August 1995;      Life Insurance Company.  Executive Vice                    Retirement
1300 S. Clinton        and Trustee      President and     President, Lincoln Retirement Services                     Services
Street                                  Trustee since     Company, LLC; Second Vice President,                       Company,
Fort Wayne, IN 46802                    November 1994     Lincoln Life & Annuity Company of New                      LLC
YOB: 1952                                                 York
Michael D. Coughlin    Trustee          Trustee since     Management Consultant, Coughlin                  32        Merrimack
1300 S. Clinton                         April 2007        Associates                                                 County
Street                                                                                                               Savings Bank;
Fort Wayne, IN 46802                                                                                                 Trustee of
YOB: 1942                                                                                                            Merrimack
                                                                                                                     Bankcorp, MHC.
Nancy L. Frisby        Trustee          Trustee since     Formerly: Senior Vice President and              32        N/A
1300 S. Clinton                         April 1992        Chief Financial Officer, DeSoto Memorial
Street                                                    Hospital
Fort Wayne, IN 46802
YOB: 1941
Elizabeth S. Hager     Trustee          Trustee since     Executive Director of United Way of              32        N/A
1300 S. Clinton                         April 2007        Merrimack County; Representative, New
Street                                                    Hampshire House of Representatives
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon          Trustee          Trustee since     Professor of Economics and Management,           32        N/A
1300 S. Clinton                         February 2006;    DePauw University
Street                                  Formerly:
Fort Wayne, IN 46802                    Advisory
YOB: 1948                               Trustee since
                                        November  2004
Thomas D. Rath         Trustee          Trustee since     Partner, Rath, Young and Pignatelli              32        Associated
1300 S. Clinton                         April 2007                                                                   Grocers
Street                                                                                                               of New England
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella      Trustee          Trustee since     President Emeritus, Indiana Health               32        Advisory Board
1300 S. Clinton                         February 1998     Association, Formerly: President,                          of
Street                                                    Indiana Hospital & Health Association                      Harris Bank
Fort Wayne, IN 46802
YOB: 1943
David H. Windley       Trustee          Trustee since     Retired Director of Blue & Co., LLC.             32        Meridian
1300 S. Clinton                         August 2004                                                                  Investment
Street                                                                                                               Advisors, Inc.
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary        Secretary since   Secretary, Lincoln VIP Trust; Formerly:         N/A        N/A
1300 S. Clinton                         February 1995     Secretary and Assistant Vice President,
Street                                                    The Lincoln National Life Insurance
Fort Wayne, IN 46802                                      Company
YOB: 1954
William P. Flory,      Second Vice      Second Vice       Second Vice President and Director of           N/A        N/A
Jr.(1)                 President and    President since   Separate Account Operations and Mutual
1300 S. Clinton        Chief            August 2007;      Fund Administration, The Lincoln
Street                 Accounting       Chief             National Life Insurance Company;
Fort Wayne, IN 46802   Officer          Accounting        Formerly: Second Vice President and
YOB: 1961                               Officer           Director of Corporate Procurement and
                                        since May 2006    Assistant Vice President of Separate
                                                          Account Operations and Mutual Fund
                                                          Administration, The Lincoln National
                                                          Life Insurance Company
Rise' C.M. Taylor(1)   Vice President   Vice President    Vice President and Treasurer, The               N/A        N/A
1300 S. Clinton        and              since August      Lincoln National Life Insurance Company;
Street                 Treasurer        2003 and          Vice President and Treasurer, Lincoln
Fort Wayne, IN 46802                    Treasurer since   Life & Annuity Company of New York
YOB: 1967                               May 2006;
                                        Formerly:
                                        Assistant
                                        Treasurer since
                                        August 2003
Kevin J. Adamson(1)    Second Vice      Second Vice       Second Vice President, Director of Funds        N/A        N/A
1300 S. Clinton        President        President since   Managements, The Lincoln National Life
Street                                  May 2006          Insurance Company; Formerly: Director of
Fort Wayne, IN 46802                                      Financial Operations, Swiss Re/Lincoln
YOB: 1966                                                 Re

                         LVIP Wilshire Profile Funds-28

                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John A. Weston(1)      Chief            Chief             Vice President for Fund and Advisor             N/A        N/A
1300 S. Clinton        Compliance       Compliance        Compliance, The Lincoln National Life
Street                 Officer          Officer since     Insurance Company; Treasurer, Jefferson
Fort Wayne, IN 46802                    May 2007          Pilot Variable Fund, Inc.
YOB: 1959
Michael Schulitz(1)    Second Vice      Second Vice       Second Vice President, Product                  N/A        N/A
1300 S. Clinton        President        President since   Marketing, The Lincoln National Life
Street                                  August 2007       Insurance Company
Fort Wayne, IN 46802
YOB: 1968
David Weiss(1)         Assistant Vice   Assistant Vice    Assistant Vice President, Funds                 N/A        N/A
1300 S. Clinton        President        President since   Management Research, The Lincoln
Street                                  August 2007       National Life Insurance Company;
Fort Wayne, IN 46802                                      Formerly:  Director, Funds Management
YOB: 1976                                                 Research; Mutual Fund/Securities
                                                          Analyst; Senior Mutual Fund Analyst,
                                                          Jefferson Pilot Corp.



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                         LVIP Wilshire Profile Funds-29

                                                     LVIP WILSHIRE PROFILE FUNDS

                                 [WILSHIRE LOGO]

                       LVIP Wilshire Profile Funds
                       Wilshire 2010 Profile Fund
                       Wilshire 2020 Profile Fund
                       Wilshire 2030 Profile Fund
                       Wilshire 2040 Profile Fund
                            each a series of Lincoln Variable
                            Insurance Products Trust
                       Annual Report
                       December 31, 2007





                                                     LVIP WILSHIRE PROFILE FUNDS

LVIP WILSHIRE PROFILE FUNDS

INDEX



COMMENTARY                                                                 1

DISCLOSURE OF FUND EXPENSES                                                4

SECTOR ALLOCATIONS                                                         6

STATEMENTS OF NET ASSETS                                                   7

STATEMENTS OF ASSETS AND LIABILITIES                                      11

STATEMENTS OF OPERATIONS                                                  12

STATEMENTS OF CHANGES IN NET ASSETS                                       13

FINANCIAL HIGHLIGHTS                                                      14

NOTES TO FINANCIAL STATEMENTS                                             18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                   22

OTHER FUND INFORMATION                                                    23

OFFICER/TRUSTEE INFORMATION                                               24


LVIP WILSHIRE PROFILE FUNDS
2007 ANNUAL REPORT COMMENTARY

Managed by:
                                                                          (LOGO)

The LVIP Wilshire 2010 Profile Fund returned 6.62% for the period beginning 4/30/07 (commencement of operations) to 12/31/07 (Standard Class shares with distributions reinvested), while its customized benchmark, 33% Lehman Brothers U.S. TIPS Index*, 18% Lehman Brothers Aggregate Index**, 32% Dow Jones Wilshire 5000 Index***, 14% MSCI EAFE Index****, and 3% MSCI Emerging Markets Free Index*****, returned 4.93% for the same period.

The LVIP Wilshire 2020 Profile Fund returned 5.38% for the period beginning 4/30/07 (commencement of operations) to 12/31/07 (Standard Class shares with distributions reinvested), while its customized benchmark, 23% Lehman Brothers U.S. TIPS Index*, 19% Lehman Brothers Aggregate Index**, 37% Dow Jones Wilshire 5000 Index***, 17% MSCI EAFE Index****, and 4% MSCI Emerging Markets Free Index*****, returned 4.53% for the same period.

The LVIP Wilshire 2030 Profile Fund returned 7.04% for the period beginning 4/30/07 (commencement of operations) to 12/31/07 (Standard Class shares with distributions reinvested, while its customized benchmark, 12% Lehman Brothers U.S. TIPS Index*, 15% Lehman Brothers Aggregate Index**, 47% Dow Jones Wilshire 5000 Index***, 22% MSCI EAFE Index****, and 4% MSCI Emerging Markets Free Index*****, returned 3.56% for the same period.

The LVIP Wilshire 2040 Profile Fund returned 5.81% for the period beginning 4/30/07 (commencement of operations) to 12/31/07 (Standard Class shares with distributions reinvested) for the year, while its customized benchmark, 4% Lehman Brothers U.S. TIPS Index*, 4% Lehman Brothers Aggregate Index**, 58% Dow Jones Wilshire 5000 Index***, 28% MSCI EAFE Index****, and 6% MSCI Emerging Markets Free Index*****, returned 3.06% for the same period.

Each of the four Profile Funds demonstrated strong absolute returns for 2007, and each outperformed its respective blended benchmark for the period. The return patterns of the underlying investment strategies held by the Profile Funds was mixed for the year, however, performance was aided by the strong contributions of several of the domestic growth funds, by the three international equity managers, and by the inflation protected portion of fixed income exposure.

Continuing a trend we've seen in previous years, the broad-based exposure to international equities across all four Profile Funds positively impacted aggregate returns as this subset of the market continued to provide a strong source of uncorrelated return to traditional domestic equities. Moreover, Wilshire has sought to further diversify the Profile Fund's international exposure by employing three managers that have different investment styles - international growth, international value, and emerging markets. For the 2007 period, each of these three international equity managers outperformed their respective benchmarks.

On the domestic front, growth stocks finally began to outperform their value counterparts, reversing a trend that had persisted over the last four years. In contrast to 2006, the domestic equity growth funds used in each of the Profile Funds exceeded their portions of the blended benchmark, and this served as a boost to alpha at the Fund level.

The LVIP Wilshire 2010 Profile Fund returned 6.62% for the 2007 period since inception, outpacing its blended benchmark by 169 basis points. The Fund's allocation to fixed income securities provided a level of performance consistency throughout the year, helped in large part by the Delaware Treasury Inflation Protected Bond Fund, which turned in an impressive return of over 7% for the 8-month period. International equities continued to provide impressive returns with LVIP Marsico International Growth Fund returning over 15% for the period. On the domestic equities front, growth strategies edged their value counterparts, with Delaware VIP U.S. Growth Fund and Fidelity(R) VIP Mid Cap Portfolio returning over 11% and 7%, respectively, outperforming their respective benchmarks by wide margins.

The LVIP Wilshire 2020 Profile Fund returned 5.38% for the 2007 period since inception, outpacing its blended benchmark by 85 basis points. The Fund's allocation to fixed income securities provided a performance anchor amid turbulent equity markets. The Delaware Treasury Inflation Protected Bond and Franklin Templeton VIP Global Income Securities Funds returned over 7% and 4%, respectively, outperforming the broad fixed income markets by wide margins. International equities continued their impressive run, with LVIP Marsico International Growth and Delaware VIP Emerging Markets Funds returning over 15% and 28%, respectively. On the domestic front, growth strategies outperformed their value counterparts, with Delaware VIP U.S. Growth Fund and Fidelity(R) VIP Mid Cap Portfolio turning in returns of over 11% and 7%, respectively, significantly beating their benchmarks.

The LVIP Wilshire 2030 Profile Fund returned 7.04% for the 2007 period since inception, outpacing its blended benchmark by 348 basis points. The Fund's allocation to fixed income securities served to temper volatility, with the Delaware VIP Diversified Income Fund returning over 3% and edging its benchmark for the period. The Fund's international exposure provided strong sources of return, with Delaware VIP Emerging Markets and LVIP Marsico International Growth Funds returning over 28% and 15%, respectively. On the domestic equity front, growth managers led their value counterparts, as Delaware VIP U.S. Growth Fund and Fidelity(R) VIP Mid Cap Portfolio returned over 11% and 7%, respectively, and beat their benchmarks by wide margins.

The LVIP Wilshire 2040 Profile Fund returned 5.81% for the 2007 period since inception, exceeding its blended benchmark by 275 basis points. The Fund benefited from its allocation to international equities as well as the strong performance turned in by the domestic equity strategies, reversing a trend seen in 2006. Large and mid cap mandates outpaced their small cap counterparts, with Delaware VIP U.S. Growth Fund and Fidelity(R) VIP Mid Cap Portfolio returning over 11% and 7%, respectively, and beating their benchmarks by wide margins.

In 2008, we will continue to monitor each Profile Fund's strategic asset allocation and will optimize the underlying fund weightings in response to the approach of each Fund's target date as well as to changing market and opportunity sets.

Victor Zhang
Wilshire Associates


                          LVIP Wilshire Profile Funds-1

LVIP WILSHIRE PROFILE FUNDS

LVIP WILSHIRE 2010 PROFILE FUND

Growth of $10,000 invested 4/30/07 through 12/31/07

(LINE GRAPH)

                                   LVIP WILSHIRE
                                    2010 PROFILE        LVIP 2010
                                   SERVICE CLASS    PROFILE COMPOSITE
                                       SHARES             INDEX
                                   -------------    -----------------
4/30/07                               10000.00           10000.00
                                      10091.00           10102.00
                                      10083.00           10056.00
                                      10079.00           10032.00
                                      10161.00           10100.00
                                      10486.00           10384.00
                                      10742.00           10595.00
                                      10702.00           10546.00
12/31/07                              10642.00           10493.00




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire 2010 Profile Fund Service Class shares on 4/30/07 (commencement of operations). Performance of the Standard Class shares would be different than Service Class shares as a result of lower expenses. As the chart shows, by 12/31/07, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $10,642. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/07. The same $10,000 would have grown to $10,493. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

                                           Ended
Total returns on investment              12/31/07
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
Inception (4/30/07)                        +6.62%
-------------------------------------------------
Service Class Shares
-------------------------------------------------
Inception (4/30/07)                        +6.42%
-------------------------------------------------




LVIP WILSHIRE 2020 PROFILE FUND

Growth of $10,000 invested 4/30/07 through 12/31/07

(LINE GRAPH)

                                   LVIP WILSHIRE
                                    2020 PROFILE        LVIP 2020
                                   SERVICE CLASS    PROFILE COMPOSITE
                                       SHARES             INDEX
                                   -------------    -----------------
4/30/07                               10000.00           10000.00
                                      10121.00           10143.00
                                      10065.00           10095.00
                                       9985.00           10033.00
                                      10067.00           10094.00
                                      10422.00           10410.00
                                      10707.00           10645.00
                                      10591.00           10514.00
12/31/07                              10521.00           10453.00




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire 2020 Profile Fund Service Class shares on 4/30/07 (commencement of operations). Performance of the Standard Class shares would be different than Service Class shares as a result of lower expenses. As the chart shows, by 12/31/07, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $10,521. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/07. The same $10,000 would have grown to $10,453. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

                                           Ended
Total returns on investment              12/31/07
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
Inception (4/30/07)                        +5.38%
-------------------------------------------------
Service Class Shares
-------------------------------------------------
Inception (4/30/07)                        +5.20%
-------------------------------------------------





                          LVIP Wilshire Profile Funds-2

LVIP WILSHIRE PROFILE FUNDS

LVIP WILSHIRE 2030 PROFILE FUND

Growth of $10,000 invested 4/30/07 through 12/31/07

(LINE GRAPH)

                                   LVIP WILSHIRE
                                    2030 PROFILE        LVIP 2030
                                   SERVICE CLASS    PROFILE COMPOSITE
                                       SHARES             INDEX
                                   -------------    -----------------
4/30/07                               10000.00           10000.00
                                      10210.00           10206.00
                                      10241.00           10146.00
                                      10136.00           10013.00
                                      10246.00           10065.00
                                      10680.00           10426.00
                                      11081.00           10685.00
                                      10755.00           10434.00
12/31/07                              10686.00           10356.00




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire 2030 Profile Fund Service Class shares on 4/30/07 (commencement of operations). Performance of the Standard Class shares would be different than Service Class shares as a result of lower expenses. As the chart shows, by 12/31/07, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $10,686. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/07. The same $10,000 would have grown to $10,356. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

                                           Ended
Total returns on investment              12/31/07
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
Inception (4/30/07)                        +7.04%
-------------------------------------------------
Service Class Shares
-------------------------------------------------
Inception (4/30/07)                        +6.86%
-------------------------------------------------





LVIP WILSHIRE 2040 PROFILE FUND

Growth of $10,000 invested 4/30/07 through 12/31/07

(LINE GRAPH)

                                   LVIP WILSHIRE
                                    2040 PROFILE        LVIP 2040
                                   SERVICE CLASS    PROFILE COMPOSITE
                                       SHARES             INDEX
                                   -------------    -----------------
4/30/07                               10000.00           10000.00
                                      10280.00           10287.00
                                      10231.00           10222.00
                                      10035.00           10024.00
                                      10189.00           10058.00
                                      10670.00           10494.00
                                      11062.00           10805.00
                                      10654.00           10406.00
12/31/07                              10563.00           10306.00




This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire 2040 Profile Fund Service Class shares on 4/30/07 (commencement of operations). Performance of the Standard Class shares would be different than Service Class shares as a result of lower expenses. As the chart shows, by 12/31/07, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $10,563. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/07. The same $10,000 would have grown to $10,306. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

                                           Ended
Total returns on investment              12/31/07
-------------------------------------------------
Standard Class Shares
-------------------------------------------------
Inception (4/30/07)                        +5.81%
-------------------------------------------------
Service Class Shares
-------------------------------------------------
Inception (4/30/07)                        +5.64%
-------------------------------------------------



* The Lehman Brothers U.S. TIPS Index is an unmanaged index that represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the Index, total a minimum amount outstanding of $100 million U.S. dollars.

** The Lehman Brothers Aggregate Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

*** The Dow Jones Wilshire 5000 Index is a broad based stock market index often used to represent the entire United States stock market. It measures the performance of all public companies based in the United States with "readily available price data", that is, the value of common stock, real estate investment trusts (REITs), and limited partnerships of companies whose primary stock listing is on the New York Stock Exchange, NASDAQ, or American Stock Exchange.

**** The MSCI EAFE Index measures performance of securities in Europe, Australasia, and the Far East.

***** The MSCI Emerging Markets Free Index is a market capitalization weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America, and the Pacific Basin.


                          LVIP Wilshire Profile Funds-3

LVIP WILSHIRE PROFILE FUNDS

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2007 TO DECEMBER 31, 2007

The shareholders of the Funds are limited to insurance company separate accounts that own shares of the Funds for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by the beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of a Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's actual expenses shown in the table reflect fee waivers in effect.

LVIP WILSHIRE 2010 PROFILE FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                 Expenses
                          Beginning     Ending                 Paid During
                           Account     Account    Annualized      Period
                            Value       Value       Expense     7/1/07 to
                            7/1/07     12/31/07     Ratios      12/31/07*
--------------------------------------------------------------------------
ACTUAL
Standard Class Shares     $1,000.00   $1,056.90      0.25%        $1.30
Service Class Shares       1,000.00    1,055.50      0.50%         2.59
--------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares     $1,000.00   $1,023.95      0.25%        $1.28
Service Class Shares       1,000.00    1,022.68      0.50%         2.55
--------------------------------------------------------------------------



LVIP WILSHIRE 2020 PROFILE FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                 Expenses
                          Beginning     Ending                 Paid During
                           Account     Account    Annualized      Period
                            Value       Value       Expense     7/1/07 to
                            7/1/07     12/31/07     Ratios      12/31/07*
--------------------------------------------------------------------------
ACTUAL
Standard Class Shares     $1,000.00   $1,046.50      0.25%        $1.29
Service Class Shares       1,000.00    1,045.20      0.50%         2.58
--------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares     $1,000.00   $1,023.95      0.25%        $1.28
Service Class Shares       1,000.00    1,022.68      0.50%        $2.55
--------------------------------------------------------------------------



LVIP WILSHIRE 2030 PROFILE FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                 Expenses
                          Beginning     Ending                 Paid During
                           Account     Account    Annualized      Period
                            Value       Value       Expense     7/1/07 to
                            7/1/07     12/31/07     Ratios      12/31/07*
--------------------------------------------------------------------------
ACTUAL
Standard Class Shares     $1,000.00   $1,044.80      0.25%        $1.29
Service Class Shares       1,000.00    1,043.40      0.50%         2.57
--------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares     $1,000.00   $1,023.95      0.25%        $1.28
Service Class Shares       1,000.00    1,022.68      0.50%         2.55
--------------------------------------------------------------------------





                          LVIP Wilshire Profile Funds-4

LVIP WILSHIRE PROFILE FUNDS
DISCLOSURE OF FUND EXPENSES (CONTINUED)

LVIP WILSHIRE 2040 PROFILE FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                 Expenses
                          Beginning     Ending                 Paid During
                           Account     Account    Annualized      Period
                            Value       Value       Expense     7/1/07 to
                            7/1/07     12/31/07     Ratios      12/31/07*
--------------------------------------------------------------------------
ACTUAL
Standard Class Shares     $1,000.00   $1,033.70      0.25%        $1.28
Service Class Shares       1,000.00    1,032.50      0.50%         2.56
--------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares     $1,000.00   $1,023.95      0.25%        $1.28
Service Class Shares       1,000.00    1,022.68      0.50%         2.55
--------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all its assets in other mutual funds ("underlying funds"). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable underlying funds. The Expense Analysis of an Investment above does not reflect the expenses of the underlying funds.


                          LVIP Wilshire Profile Funds-5

LVIP PROFILE FUNDS
SECTOR ALLOCATION
AS OF DECEMBER 31, 2007

LVIP WILSHIRE 2010 PROFILE FUND


                                            PERCENTAGE
SECTOR                                    OF NET ASSETS
-------------------------------------------------------
AFFILIATED INVESTMENT COMPANIES                94.72%
-------------------------------------------------------
Equity Funds                                   30.37%
Fixed Income Funds                             41.03%
International Equity Funds                     23.32%
-------------------------------------------------------
UNAFFILIATED INVESTMENT COMPANIES               6.02%
-------------------------------------------------------
Equity Fund                                     2.04%
International Fixed Income Fund                 3.98%
-------------------------------------------------------
SHORT-TERM INVESTMENT                           0.03%
-------------------------------------------------------
TOTAL VALUE OF SECURITIES                     100.77%
-------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS                                 (0.77)%
-------------------------------------------------------
TOTAL NET ASSETS                              100.00%
-------------------------------------------------------




LVIP WILSHIRE 2020 PROFILE FUND


                                           PERCENTAGE
SECTOR                                   OF NET ASSETS
------------------------------------------------------
AFFILIATED INVESTMENT COMPANIES               91.94%
------------------------------------------------------
Equity Funds                                  37.95%
Fixed Income Funds                            32.34%
International Equity Funds                    21.65%
------------------------------------------------------
UNAFFILIATED INVESTMENT COMPANIES              6.90%
------------------------------------------------------
Equity Fund                                    3.00%
International Fixed Income Fund                3.90%
------------------------------------------------------
SHORT-TERM INVESTMENT                          0.08%
------------------------------------------------------
TOTAL VALUE OF SECURITIES                     98.92%
------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES                                  1.08%
------------------------------------------------------
TOTAL NET ASSETS                             100.00%
------------------------------------------------------




LVIP WILSHIRE 2030 PROFILE FUND


                                            PERCENTAGE
SECTOR                                    OF NET ASSETS
-------------------------------------------------------
AFFILIATED INVESTMENT COMPANIES                92.04%
-------------------------------------------------------
Equity Funds                                   45.78%
Fixed Income Funds                             19.63%
International Equity Funds                     26.63%
-------------------------------------------------------
UNAFFILIATED INVESTMENT COMPANIES               6.91%
-------------------------------------------------------
Equity Fund                                     3.00%
International Fixed Income Fund                 3.91%
-------------------------------------------------------
SHORT-TERM INVESTMENT                           0.33%
-------------------------------------------------------
TOTAL VALUE OF SECURITIES                      99.28%
-------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES                                   0.72%
-------------------------------------------------------
TOTAL NET ASSETS                              100.00%
-------------------------------------------------------




LVIP WILSHIRE 2040 PROFILE FUND


                                            PERCENTAGE
SECTOR                                    OF NET ASSETS
-------------------------------------------------------
AFFILIATED INVESTMENT COMPANIES                92.39%
-------------------------------------------------------
Equity Funds                                   50.86%
Fixed Income Funds                              4.94%
International Equity Funds                     36.59%
-------------------------------------------------------
UNAFFILIATED INVESTMENT COMPANIES               6.94%
-------------------------------------------------------
Equity Fund                                     4.01%
International Fixed Income Fund                 2.93%
-------------------------------------------------------
SHORT-TERM INVESTMENT                           0.65%
-------------------------------------------------------
TOTAL VALUE OF SECURITIES                      99.98%
-------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES                                   0.02%
-------------------------------------------------------
TOTAL NET ASSETS                              100.00%
-------------------------------------------------------







                          LVIP Wilshire Profile Funds-6

LVIP WILSHIRE 2010 PROFILE FUND
STATEMENT OF NET ASSETS
December 31, 2007



                                      NUMBER OF       VALUE
                                        SHARES       (U.S.$)
     AFFILIATED INVESTMENT COMPANIES-94.72%
     EQUITY FUNDS-30.37%
  *  Delaware VIP Trust-
     +Delaware VIP U.S. Growth
      Series......................      40,749     $  365,108
      Delaware VIP Value Series...      11,188        239,874
  *  Lincoln Variable Insurance
      Products Trust-
     +LVIP Baron Growth
      Opportunities Fund..........       3,965        118,895
      LVIP Delaware Special
      Opportunities Fund..........       2,881        121,170
      LVIP MFS Value Fund.........      23,023        608,325
      LVIP T. Rowe Price Growth
      Stock Fund..................      19,838        363,340
                                                   ----------
                                                    1,816,712
                                                   ----------
     FIXED INCOME FUNDS-41.03%
 **  Delaware Group Government
      Funds-Inflation Protected
      Bond Fund...................     189,725      1,914,328
  *  Delaware VIP Trust-
      Delaware VIP Diversified
      Income Series...............      52,912        540,757
                                                   ----------
                                                    2,455,085
                                                   ----------
     INTERNATIONAL EQUITY FUNDS-23.32%
  *  Delaware VIP Trust-
      Delaware VIP Emerging
      Markets Series..............       6,653        185,227
  *  Lincoln Variable Insurance
      Products Trust-
      LVIP Capital Growth Fund....       9,166        252,173
      LVIP Cohen & Steers Global
      Real Estate Fund............      14,610        117,622
      LVIP Marsico International
      Growth Fund.................      23,427        423,373
      LVIP Mondrian International
      Value Fund..................      17,245        416,698
                                                   ----------
                                                    1,395,093
                                                   ----------
     TOTAL AFFILIATED INVESTMENT
      COMPANIES (COST $5,546,259)                  $5,666,890
                                                   ----------
     UNAFFILIATED INVESTMENT COMPANIES-6.02%
     EQUITY FUND-2.04%
 **  Fidelity Variable Insurance
      Products Trust-
      Mid Cap Portfolio...........       3,370        121,861
                                                   ----------
                                                      121,861
                                                   ----------
     INTERNATIONAL FIXED INCOME FUND-3.98%
  *  *Franklin Templeton Variable
      Insurance Products Trust-
      Global Income Securities
      Fund........................      14,029        238,492
                                                   ----------
                                                      238,492
                                                   ----------
     UNAFFILIATED INVESTMENT
      COMPANIES (COST $359,773)...                    360,353
                                                   ----------
     SHORT-TERM INVESTMENT-0.03%
     MONEY MARKET INSTRUMENT-0.03%
     Dreyfus Cash Management Fund..      1,742          1,742
                                                   ----------
     TOTAL SHORT-TERM INVESTMENT
      (COST $1,742)...............                      1,742
                                                   ----------





TOTAL VALUE OF SECURITIES-100.77% (COST $5,907,774)............................    6,028,985
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.77%)........................      (45,910)
                                                                                  ----------
NET ASSETS APPLICABLE TO 563,813 SHARES OUTSTANDING-100.00%....................   $5,983,075
                                                                                  ==========
NET ASSET VALUE-LVIP WILSHIRE 2010 PROFILE FUND STANDARD CLASS ($4,394,863 /
  414,099 SHARES)..............................................................      $10.613
                                                                                     =======
NET ASSET VALUE-LVIP WILSHIRE 2010 PROFILE FUND SERVICE CLASS ($1,588,212 /
  149,714 SHARES)..............................................................      $10.608
                                                                                     =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par).................   $5,854,719
Undistributed net investment income............................................       15,153
Accumulated net realized loss on investments...................................       (8,008)
Net unrealized appreciation of investments.....................................      121,211
                                                                                  ----------
Total net assets...............................................................   $5,983,075
                                                                                  ==========




----------

+  Non-income producing security for the year ended December 31, 2007.

*  Standard Class shares

** Institutional Class shares

                             See accompanying notes



                          LVIP Wilshire Profile Funds-7

LVIP WILSHIRE 2020 PROFILE FUND
STATEMENT OF NET ASSETS
December 31, 2007



                                      NUMBER OF       VALUE
                                        SHARES       (U.S.$)
     AFFILIATED INVESTMENT COMPANIES-91.94%
     EQUITY FUNDS-37.95%
  *  Delaware VIP Trust-
     +Delaware VIP U.S. Growth
      Series......................      91,358     $   818,570
      Delaware VIP Value Series...      26,885         576,418
  *  Lincoln Variable Insurance
      Products Trust-
     +LVIP Baron Growth
      Opportunities Fund..........       7,622         228,559
      LVIP Capital Growth Fund....      17,639         485,272
      LVIP Delaware Special
      Opportunities Fund..........       8,306         349,277
      LVIP MFS Value Fund.........      44,177       1,167,245
      LVIP T. Rowe Price Growth
      Stock Fund..................      44,471         814,481
                                                   -----------
                                                     4,439,822
                                                   -----------
     FIXED INCOME FUNDS-32.34%
  *  *Delaware Group Government
      Funds-
      Inflation Protected Bond
      Fund........................     260,959       2,633,073
  *  Delaware VIP Trust-
      Delaware VIP Diversified
      Income Series...............     112,505       1,149,798
                                                   -----------
                                                     3,782,871
                                                   -----------
     INTERNATIONAL EQUITY FUNDS-21.65%
  *  Delaware VIP Trust-
      Delaware VIP Emerging
      Markets Series..............      12,781         355,818
  *  Lincoln Variable Insurance
      Products Trust-
      LVIP Cohen & Steers Global
      Real Estate Fund............      41,897         337,309
      LVIP Marsico International
      Growth Fund.................      51,271         926,565
      LVIP Mondrian International
      Value Fund..................      37,801         913,381
                                                   -----------
                                                     2,533,073
                                                   -----------
     TOTAL AFFILIATED INVESTMENT
      COMPANIES (COST $10,516,798)                 $10,755,766
                                                   -----------
     UNAFFILIATED INVESTMENT COMPANIES-6.90%
     EQUITY FUND-3.00%
 **  Fidelity Variable Insurance
      Products Trust-
      Mid Cap Portfolio...........       9,715         351,294
                                                   -----------
                                                       351,294
                                                   -----------
     INTERNATIONAL FIXED INCOME FUND-3.90%
 **  Franklin Templeton Variable
      Insurance Products Trust-
      Global Income Securities
      Fund........................      26,851         456,464
                                                   -----------
                                                       456,464
                                                   -----------
     TOTAL UNAFFILIATED INVESTMENT
      COMPANIES (COST $803,813)...                     807,758
                                                   -----------
     SHORT-TERM INVESTMENT-0.08%
     MONEY MARKET INSTRUMENT-0.08%
     Dreyfus Cash Management Fund..      9,469           9,469
                                                   -----------
     TOTAL SHORT-TERM INVESTMENT
      (COST $9,469)...............                       9,469
                                                   -----------





TOTAL VALUE OF SECURITIES-98.92% (COST $11,330,080)............................    11,572,993
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-1.08%..........................       126,032
                                                                                  -----------
NET ASSETS APPLICABLE TO 1,114,943 SHARES OUTSTANDING-100.00%..................   $11,699,025
                                                                                  ===========
NET ASSET VALUE-LVIP WILSHIRE 2020 PROFILE FUND STANDARD CLASS ($9,354,729 /
  891,470 SHARES)..............................................................       $10.494
                                                                                      =======
NET ASSET VALUE-LVIP WILSHIRE 2020 PROFILE FUND SERVICE CLASS ($2,344,296 /
  223,473 SHARES)..............................................................       $10.490
                                                                                      =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par).................   $11,434,142
Undistributed net investment income............................................        28,232
Accumulated net realized loss on investments...................................        (6,262)
Net unrealized appreciation of investments.....................................       242,913
                                                                                  -----------
Total net assets...............................................................   $11,699,025
                                                                                  ===========




----------

+  Non-income producing security for the year ended December 31, 2007.

*  Standard Class shares

** Institutional Class shares

                             See accompanying notes



                          LVIP Wilshire Profile Funds-8

LVIP WILSHIRE 2030 PROFILE FUND
STATEMENT OF NET ASSETS
December 31, 2007



                                      NUMBER OF       VALUE
                                        SHARES       (U.S.$)
     AFFILIATED INVESTMENT COMPANIES-92.04%
     EQUITY FUNDS-45.78%
  *  Delaware VIP Trust-
      Delaware VIP Small Cap Value
      Series......................       5,109     $  146,379
     +Delaware VIP U.S. Growth
      Series......................      74,742        669,689
      Delaware VIP Value Series...      20,521        439,979
  *  Lincoln Variable Insurance
      Products Trust-
     +LVIP Baron Growth
      Opportunities Fund..........       4,862        145,782
      LVIP Capital Growth Fund....      13,979        384,572
      LVIP Delaware Special
      Opportunities Fund..........       3,525        148,225
      LVIP MFS Value Fund.........      30,906        816,597
      LVIP T. Rowe Price Growth
      Stock Fund..................      36,431        667,226
                                                   ----------
                                                    3,418,449
                                                   ----------
     FIXED INCOME FUNDS-19.63%
 **  Delaware Group Government
      Funds-
      Inflation Protected Bond
      Fund........................      87,007        877,903
  *  Delaware VIP Trust-
      Delaware VIP Diversified
      Income Series...............      57,501        587,663
                                                   ----------
                                                    1,465,566
                                                   ----------
     INTERNATIONAL EQUITY FUNDS-26.63%
  *  Delaware VIP Trust-
      Delaware VIP Emerging
      Markets Series..............      13,583        378,148
  *  Lincoln Variable Insurance
      Products Trust-
      LVIP Cohen & Steers Global
      Real Estate Fund............      26,840        216,086
      LVIP Marsico International
      Growth Fund.................      36,779        664,671
      LVIP Mondrian International
      Value Fund..................      24,149        583,518
      LVIP Templeton Growth Fund..       4,399        146,196
                                                   ----------
                                                    1,988,619
                                                   ----------
     TOTAL AFFILIATED INVESTMENT
      COMPANIES (COST
      $6,765,458).................                 $6,872,634
                                                   ----------
     UNAFFILIATED INVESTMENT COMPANIES-6.91%
     EQUITY FUND 3.00%
 **  Fidelity Variable Insurance
      Products Trust-Mid Cap
      Portfolio...................       6,193        223,947
                                                   ----------
                                                      223,947
                                                   ----------
     INTERNATIONAL FIXED INCOME FUND-3.91%
 **  Franklin Templeton Variable
      Insurance Products Trust-
      Global Income Securities
      Fund........................      17,167        291,832
                                                   ----------
                                                      291,832
                                                   ----------
     TOTAL UNAFFILIATED INVESTMENT
      COMPANIES (COST $514,005)...                    515,779
                                                   ----------
     SHORT-TERM INVESTMENT-0.33%
     MONEY MARKET INSTRUMENT-0.33%
     Dreyfus Cash Management Fund..     24,957         24,957
                                                   ----------
     TOTAL SHORT-TERM INVESTMENT
      (COST $24,957)..............                     24,957
                                                   ----------





TOTAL VALUE OF SECURITIES-99.28% (COST $7,304,420).............................    7,413,370
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.72%..........................       54,085
                                                                                  ----------
NET ASSETS APPLICABLE TO 700,506 SHARES OUTSTANDING-100.00%....................   $7,467,455
                                                                                  ==========
NET ASSET VALUE-LVIP WILSHIRE 2030 PROFILE FUND STANDARD CLASS ($6,437,898 /
  603,896 SHARES)..............................................................      $10.661
                                                                                     =======
NET ASSET VALUE-LVIP WILSHIRE 2030 PROFILE FUND SERVICE CLASS ($1,029,557 /
  96,610 SHARES)...............................................................      $10.657
                                                                                     =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par).................   $7,349,025
Undistributed net investment income............................................       11,123
Accumulated net realized loss on investments...................................       (1,643)
Net unrealized appreciation of investments.....................................      108,950
                                                                                  ----------
Total net assets...............................................................   $7,467,455
                                                                                  ==========




----------

+  Non-income producing security for the year ended December 31, 2007.

*  Standard Class shares

** Institutional Class shares

                             See accompanying notes



                          LVIP Wilshire Profile Funds-9

LVIP WILSHIRE 2040 PROFILE FUND
STATEMENT OF NET ASSETS
December 31, 2007



                                      NUMBER OF       VALUE
                                        SHARES       (U.S.$)
     AFFILIATED INVESTMENT COMPANIES-92.39%
     EQUITY FUNDS-50.86%
  *  Delaware VIP Trust-
      Delaware VIP Small Cap Value
      Series......................       3,977     $  113,948
     +Delaware VIP U.S. Growth
      Series......................      38,755        347,248
      Delaware VIP Value Series...      12,439        266,686
  *  Lincoln Variable Insurance
      Products Trust-
     +LVIP Baron Growth
      Opportunities Fund..........       2,522         75,639
      LVIP Capital Growth Fund....       7,245        199,308
      LVIP Delaware Special
      Opportunities Fund..........       2,746        115,468
      LVIP MFS Value Fund.........      17,518        462,853
      LVIP T. Rowe Price Growth
      Stock Fund..................      20,973        384,118
                                                   ----------
                                                    1,965,268
                                                   ----------
     FIXED INCOME FUNDS-4.94%
 **  Delaware Group Government
      Funds-
      Inflation Protected Bond
      Fund........................      11,339        114,412
  *  Delaware VIP Trust-
      Delaware VIP Diversified
      Income Series...............       7,490         76,552
                                                   ----------
                                                      190,964
                                                   ----------
     INTERNATIONAL EQUITY FUNDS-36.59%
  *  Delaware VIP Trust-
      Delaware VIP Emerging
      Markets Series..............       7,044        196,098
  *  Lincoln Variable Insurance
      Products Trust-
      LVIP Cohen & Steers Global
      Real Estate Fund............       9,188         73,977
      LVIP Marsico International
      Growth Fund.................      27,625        499,246
      LVIP Mondrian International
      Value Fund..................      20,382        492,498
      LVIP Templeton Growth Fund..       4,565        151,697
                                                   ----------
                                                    1,413,516
                                                   ----------
     TOTAL AFFILIATED INVESTMENT
      COMPANIES (COST
      $3,528,566).................                 $3,569,748
                                                   ----------
     UNAFFILIATED INVESTMENT COMPANIES-6.94%
     EQUITY FUND-4.01%
 **  Fidelity Variable Insurance
      Products-
      Mid Cap Portfolio...........       4,284        154,924
                                                   ----------
                                                      154,924
                                                   ----------
     INTERNATIONAL FIXED INCOME FUND-2.93%
 **  Franklin Templeton Variable
      Insurance Products Trust-
      Global Income Securities
      Fund........................       6,664        113,293
                                                   ----------
                                                      113,293
                                                   ----------
     TOTAL UNAFFILIATED INVESTMENT
      COMPANIES (COST $267,134)...                    268,217
                                                   ----------
     SHORT-TERM INVESTMENT-0.65%
     MONEY MARKET INSTRUMENT-0.65%
     Dreyfus Cash Management Fund..     24,931         24,931
                                                   ----------
     TOTAL SHORT-TERM INVESTMENT
      (COST $24,931)..............                     24,931
                                                   ----------





TOTAL VALUE OF SECURITIES-99.98% (COST $3,820,631).............................    3,862,896
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.02%..........................          953
                                                                                  ----------
NET ASSETS APPLICABLE TO 368,069 SHARES OUTSTANDING-100.00%....................   $3,863,849
                                                                                  ==========
NET ASSET VALUE-LVIP WILSHIRE 2040 PROFILE FUND STANDARD CLASS ($3,284,753 /
  312,890 SHARES)..............................................................      $10.498
                                                                                     =======
NET ASSET VALUE-LVIP WILSHIRE 2040 PROFILE FUND SERVICE CLASS ($579,096 /
  55,179 SHARES)...............................................................      $10.495
                                                                                     =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par).................   $3,830,093
Accumulated net realized loss on investments...................................       (8,509)
Net unrealized appreciation of investments.....................................       42,265
                                                                                  ----------
Total net assets...............................................................   $3,863,849
                                                                                  ==========




----------

+  Non-income producing security for the year ended December 31, 2007.

*  Standard Class shares

** Institutional Class shares

                             See accompanying notes



                         LVIP Wilshire Profile Funds-10

LVIP WILSHIRE PROFILE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2007


                                                          LVIP             LVIP             LVIP             LVIP
                                                     WILSHIRE 2010    WILSHIRE 2020    WILSHIRE 2030    WILSHIRE 2040
                                                      PROFILE FUND     PROFILE FUND     PROFILE FUND     PROFILE FUND
                                                     -------------    -------------    -------------    -------------
ASSETS:
Investments in affiliated investment companies, at
 market..........................................      $5,666,890      $10,755,766       $6,872,634       $3,569,748
Investments in unaffiliated investment companies,
 at market.......................................         362,095          817,227          540,736          293,148
Cash..............................................            256              257              447              164
Interest receivable...............................             --                1                3                3
Subscriptions receivable..........................          1,322          161,310           97,417           43,006
                                                       ----------      -----------       ----------       ----------
TOTAL ASSETS......................................      6,030,563       11,734,561        7,511,237        3,906,069
                                                       ----------      -----------       ----------       ----------
LIABILITIES:
Payable for securities purchased..................          1,998            9,982           25,448           25,120
Liquidations payable..............................         28,077            7,136              208               91
Due to manager and affiliates.....................          1,620            2,895            1,704              928
Other accrued expenses............................         15,793           15,523           16,422           16,081
                                                       ----------      -----------       ----------       ----------
TOTAL LIABILITIES.................................         47,488           35,536           43,782           42,220
                                                       ----------      -----------       ----------       ----------
TOTAL NET ASSETS..................................     $5,983,075      $11,699,025       $7,467,455       $3,863,849
                                                       ==========      ===========       ==========       ==========
Investments in affiliated investment companies, at
 cost............................................      $5,546,259      $10,516,798       $6,765,458       $3,528,566
Investments in unaffiliated investment companies,
 at cost.........................................      $  361,515      $   813,282       $  538,962       $  292,065



                             See accompanying notes



                         LVIP Wilshire Profile Funds-11

LVIP WILSHIRE PROFILE FUNDS
STATEMENT OF OPERATIONS
April 30, 2007* to December 31, 2007





                                                            LVIP             LVIP             LVIP             LVIP
                                                       WILSHIRE 2010    WILSHIRE 2020    WILSHIRE 2030    WILSHIRE 2040
                                                        PROFILE FUND     PROFILE FUND     PROFILE FUND     PROFILE FUND
                                                       -------------    -------------    -------------    -------------
INVESTMENT INCOME:
Dividends from affiliated investment companies......      $ 34,708         $ 67,857         $ 33,008         $ 19,183
Dividends from unaffiliated investment companies....           533            1,532              974              671
Interest income.....................................         1,226            2,397            1,405              712
                                                          --------         --------         --------         --------
                                                            36,467           71,786           35,387           20,566
                                                          --------         --------         --------         --------
EXPENSES:
Accounting and administration expenses..............        30,046           30,200           30,074           30,001
Professional fees...................................        16,440           16,525           16,452           16,406
Management fees.....................................         3,801            8,420            4,710            2,486
Custodian fees......................................         2,267            2,332            3,082            2,698
Distribution expenses-Service Class.................           852            1,100              672              277
Reports and statements to shareholders..............           147              266              131               71
Trustees' fees......................................             6               13                8                4
Other...............................................             5               11                6                3
                                                          --------         --------         --------         --------
                                                            53,564           58,867           55,135           51,946
Less expenses waived/reimbursed.....................       (48,911)         (49,347)         (49,753)         (49,183)
                                                          --------         --------         --------         --------
Total operating expenses............................         4,653            9,520            5,382            2,763
                                                          --------         --------         --------         --------
NET INVESTMENT INCOME...............................        31,814           62,266           30,005           17,803
                                                          --------         --------         --------         --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
Net realized gain distributions from affiliated
 investment companies..............................          4,944           18,776            9,734            6,945
Net realized loss from sale of investments in
 affiliated investment companies...................        (12,191)         (22,347)         (11,073)         (11,778)
Net realized loss from sale of investments in
 unaffiliated investment companies.................           (638)          (2,140)             (92)            (582)
                                                          --------         --------         --------         --------
Net realized loss on investments....................        (7,885)          (5,711)          (1,431)          (5,415)
Net change in unrealized appreciation/depreciation
 of investments....................................        121,211          242,913          108,950           42,265
                                                          --------         --------         --------         --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS            113,326          237,202          107,519           36,850
                                                          --------         --------         --------         --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $145,140         $299,468         $137,524         $ 54,653
                                                          ========         ========         ========         ========




----------

* Date of commencement of operations.

                             See accompanying notes


                         LVIP Wilshire Profile Funds-12

LVIP WILSHIRE PROFILE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS



                                                          LVIP             LVIP             LVIP             LVIP
                                                     WILSHIRE 2010    WILSHIRE 2020    WILSHIRE 2030    WILSHIRE 2040
                                                      PROFILE FUND     PROFILE FUND     PROFILE FUND     PROFILE FUND
                                                        4/30/07*         4/30/07*         4/30/07*         4/30/07*
                                                           TO               TO               TO               TO
                                                        12/31/07         12/31/07         12/31/07         12/31/07
                                                     -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income..............................    $   31,814      $    62,266       $   30,005       $   17,803
Net realized loss on investments...................        (7,885)          (5,711)          (1,431)          (5,415)
Net change in unrealized appreciation/depreciation
 of investments...................................        121,211          242,913          108,950           42,265
                                                       ----------      -----------       ----------       ----------
Net increase in net assets resulting from
 operations.......................................        145,140          299,468          137,524           54,653
                                                       ----------      -----------       ----------       ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
 Standard Class...................................        (13,393)         (31,474)         (17,174)         (18,438)
 Service Class....................................         (3,391)          (3,111)          (1,920)          (2,459)
                                                       ----------      -----------       ----------       ----------
                                                          (16,784)         (34,585)         (19,094)         (20,897)
                                                       ----------      -----------       ----------       ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class...................................      4,763,352       10,101,523        6,693,191        3,510,278
 Service Class....................................      1,745,716        2,844,983        1,087,773          611,540
Net asset value of shares issued upon reinvestment
 of dividends and distributions:
 Standard Class...................................         13,393           31,474           17,175           18,438
 Service Class....................................          3,391            3,111            1,920            2,459
                                                       ----------      -----------       ----------       ----------
                                                        6,525,852       12,981,091        7,800,059        4,142,715
                                                       ----------      -----------       ----------       ----------
Cost of shares repurchased:
 Standard Class...................................       (483,616)      (1,015,610)        (373,579)        (282,112)
 Service Class....................................       (187,517)        (531,339)         (77,455)         (30,510)
                                                       ----------      -----------       ----------       ----------
                                                         (671,133)      (1,546,949)        (451,034)        (312,622)
                                                       ----------      -----------       ----------       ----------
Increase in net assets derived from capital share
 transactions.....................................      5,854,719       11,434,142        7,349,025        3,830,093
                                                       ----------      -----------       ----------       ----------
NET INCREASE IN NET ASSETS                              5,983,075       11,699,025        7,467,455        3,863,849
NET ASSETS:
Beginning of period................................            --               --               --               --
                                                       ----------      -----------       ----------       ----------
End of period......................................    $5,983,075      $11,699,025       $7,467,455       $3,863,849
                                                       ==========      ===========       ==========       ==========
Undistributed net investment income................    $   15,153      $    28,232       $   11,123       $       --



----------

* Date of commencement of operations.

                             See accompanying notes


                         LVIP Wilshire Profile Funds-13

LVIP WILSHIRE 2010 PROFILE FUND
FINANCIAL HIGHLIGHTS


Selected data for each share of the Fund outstanding throughout the period was as follows:


                                                                       LVIP WILSHIRE 2010 PROFILE FUND
                                                                    STANDARD CLASS         SERVICE CLASS
                                                                      4/30/07(1)             4/30/07(1)
                                                                          TO                     TO
                                                                       12/31/07               12/31/07
                                                                    ------------------------------------
Net asset value, beginning of period.............................       $10.000               $10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2).........................................         0.150                 0.133
Net realized and unrealized gain on investments..................         0.511                 0.509
                                                                        -------               -------
Total from investment operations.................................         0.661                 0.642
                                                                        -------               -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income............................................        (0.048)               (0.034)
                                                                        -------               -------
Total dividends and distributions................................        (0.048)               (0.034)
                                                                        -------               -------
Net asset value, end of period...................................       $10.613               $10.608
                                                                        =======               =======
Total return(3)..................................................         6.62%                 6.42%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)..........................       $ 4,395               $ 1,588
Ratio of expenses to average net assets(4).......................         0.25%                 0.50%
Ratio of expenses to average net assets prior to expense
 limitation(4)..................................................          3.43%                 3.68%
Ratio of net investment income to average net assets.............         2.12%                 1.87%
Ratio of net investment loss to average net assets prior to
 expense limitation.............................................         (1.06%)               (1.31%)
Portfolio turnover...............................................           72%                   72%



----------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Does not include expenses of the investment companies in which the Fund invests.

                             See accompanying notes


                         LVIP Wilshire Profile Funds-14

LVIP WILSHIRE 2020 PROFILE FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout the period was as follows:


                                                                       LVIP WILSHIRE 2020 PROFILE FUND
                                                                    STANDARD CLASS         SERVICE CLASS
                                                                      4/30/07(1)             4/30/07(1)
                                                                          TO                     TO
                                                                       12/31/07               12/31/07
                                                                    ------------------------------------
Net asset value, beginning of period.............................       $10.000               $10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2).........................................         0.130                 0.113
Net realized and unrealized gain on investments..................         0.407                 0.406
                                                                        -------               -------
Total from investment operations.................................         0.537                 0.519
                                                                        -------               -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income............................................        (0.043)               (0.029)
                                                                        -------               -------
Total dividends and distributions................................        (0.043)               (0.029)
                                                                        -------               -------
Net asset value, end of period...................................       $10.494               $10.490
                                                                        =======               =======
Total return(3)..................................................         5.38%                 5.20%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)..........................       $ 9,355               $ 2,344
Ratio of expenses to average net assets(4).......................         0.25%                 0.50%
Ratio of expenses to average net assets prior to expense
 limitation(4)..................................................          1.70%                 1.95%
Ratio of net investment income to average net assets.............         1.86%                 1.61%
Ratio of net investment income to average net assets prior to
 expense limitation.............................................          0.41%                 0.16%
Portfolio turnover...............................................           61%                   61%



----------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Does not include expenses of the investment companies in which the Fund invests.

                             See accompanying notes



                         LVIP Wilshire Profile Funds-15

LVIP WILSHIRE 2030 PROFILE FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout the period was as follows:


                                                                       LVIP WILSHIRE 2030 PROFILE FUND
                                                                    STANDARD CLASS         SERVICE CLASS
                                                                      4/30/07(1)             4/30/07(1)
                                                                          TO                     TO
                                                                       12/31/07               12/31/07
                                                                    ------------------------------------
Net asset value, beginning of period.............................       $10.000               $10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2).........................................         0.115                 0.097
Net realized and unrealized gain on investments..................         0.588                 0.588
                                                                        -------               -------
Total from investment operations.................................         0.703                 0.685
                                                                        -------               -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income............................................        (0.042)               (0.028)
                                                                        -------               -------
Total dividends and distributions................................        (0.042)               (0.028)
                                                                        -------               -------
Net asset value, end of period...................................       $10.661               $10.657
                                                                        =======               =======
Total return(3)..................................................         7.04%                 6.86%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)..........................       $ 6,438               $ 1,029
Ratio of expenses to average net assets(4).......................         0.25%                 0.50%
Ratio of expenses to average net assets prior to expense
 limitation(4)..................................................          2.86%                 3.11%
Ratio of net investment income to average net assets.............         1.61%                 1.36%
Ratio of net investment loss to average net assets prior to
 expense limitation.............................................         (1.00%)               (1.25%)
Portfolio turnover...............................................           47%                   47%



----------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Does not include expenses of the investment companies in which the Fund invests.

                             See accompanying notes



                         LVIP Wilshire Profile Funds-16

LVIP WILSHIRE 2040 PROFILE FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout the period was as follows:


                                                                       LVIP WILSHIRE 2040 PROFILE FUND
                                                                    STANDARD CLASS         SERVICE CLASS
                                                                      4/30/07(1)             4/30/07(1)
                                                                          TO                     TO
                                                                       12/31/07               12/31/07
                                                                    ------------------------------------
Net asset value, beginning of period.............................       $10.000               $10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2).........................................         0.127                 0.110
Net realized and unrealized gain on investments..................         0.453                 0.453
                                                                        -------               -------
Total from investment operations.................................         0.580                 0.563
                                                                        -------               -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income............................................        (0.082)               (0.068)
                                                                        -------               -------
Total dividends and distributions................................        (0.082)               (0.068)
                                                                        -------               -------
Net asset value, end of period...................................       $10.498               $10.495
                                                                        =======               =======
Total return(3)..................................................         5.81%                 5.64%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)..........................       $ 3,285               $   579
Ratio of expenses to average net assets(4).......................         0.25%                 0.50%
Ratio of expenses to average net assets prior to expense
 limitation(4)..................................................          5.14%                 5.39%
Ratio of net investment income to average net assets.............         1.80%                 1.55%
Ratio of net investment loss to average net assets prior to
 expense limitation.............................................         (3.09%)               (3.34%)
Portfolio turnover...............................................           41%                   41%



----------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Does not include expenses of the investment companies in which the Fund invests.

                             See accompanying notes


                         LVIP Wilshire Profile Funds-17

LVIP WILSHIRE PROFILE FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 31 series. These financial statements and the related notes pertain to the LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund and LVIP Wilshire 2040 Profile Fund (each, a "Fund", or collectively, "Funds"). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Funds' shares are sold only to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products. The Funds will invest in other open-end investment companies (mutual funds) that are advised by Delaware Management Company (DMC), a series of Delaware Management Business Trust, Lincoln Investment Advisors Corporation (LIA), or non-affiliated funds from a select group of investment management firms (collectively, the "Underlying Funds"). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to mutual fund investments, the Funds may invest in individual securities, such as money market securities.

The Funds are Target Maturity Profile Funds which are designed for investors planning to retire close to the year indicated in the name of the Fund.

The Funds' investment objective is the highest total return over time with an increased emphasis on capital preservation as the target date approaches. Thereafter, an emphasis will be placed on high current income with a secondary focus on capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation--The value of the Funds' investments in the Underlying Funds is based on the published net asset value of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes--The Funds intend to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all Funds of the Trust are allocated to each Fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the statements of operations with the expense offset shown as "expense paid indirectly".

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
LIA is responsible for overall management of the Funds' investment portfolio, including monitoring of the Funds' investment sub-advisor, and provides certain administrative services to the Funds. LIA is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIA receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds.

LIA has contractually agreed to reimburse the Funds to the extent that the Funds' annual operating expenses (excluding Underlying Fund Fees and Expenses and distribution fees) exceed 0.25% of average daily net assets. The agreement will continue at least through April 30, 2008, and renews automatically for one-year terms unless LIA provides written notice of termination to the Funds.

Wilshire Associates, Inc. (the 'Sub-Advisor') is responsible for the day-to-day management of the Funds' investment portfolio. For these services, LIA, not the Funds, pays the Sub-Advisor a fee at an annual rate based on the combined net assets of the LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, LVIP Wilshire Moderately Aggressive Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile

                         LVIP Wilshire Profile Funds-18

LVIP WILSHIRE PROFILE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)


Fund, and LVIP Wilshire 2040 Profile Fund (the "Funds") as follows: 0.08% for the first $500 million of the Funds' average daily net assets; 0.06% over $500 million but less than $1 billion; 0.05% over $1 billion but less than $3 billion; and 0.04% of any excess of the Funds' average daily net assets over $3 billion.

Effective October 1, 2007, Mellon Bank, N.A. provides fund accounting and financial administration services to the Funds. For these services, each Fund pays Mellon an annual fee of $47,000.


Effective October 1, 2007, Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Funds. For these services, each Fund pays DSC an annual fee of $1,000. Prior to October 1, 2007, DSC provided fund accounting and financial administration to the Funds for which it received and annual fee of $43,000 from each Fund. For the year ended December 31, 2007, each Fund was charged $18,167 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative support necessary for the operation of the Funds. For these services, the Trust was charged $553,000 for the year ended December 31, 2007, which was allocated to the funds based on average net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2007, fees for administrative and support services amounted as follows:

                                                              LVIP             LVIP             LVIP             LVIP
                                                         WILSHIRE 2010    WILSHIRE 2020    WILSHIRE 2030    WILSHIRE 2040
                                                          PROFILE FUND     PROFILE FUND     PROFILE FUND     PROFILE FUND
                                                         -------------    -------------    -------------    -------------
Administration Fees...................................        $46              $107             $58              $31
Support Fees..........................................         83               177              99               54


Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

In addition to the management fee and other expenses reflected on the Statement of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary. DMC, LIA, Dreyfus, Franklin Templeton and Fidelity Investments serve as the investment managers for the Underlying Funds.

At December 31, 2007, the Funds had liabilities payable to affiliates as follows:

                                                              LVIP             LVIP             LVIP             LVIP
                                                         WILSHIRE 2010    WILSHIRE 2020    WILSHIRE 2030    WILSHIRE 2040
                                                          PROFILE FUND     PROFILE FUND     PROFILE FUND     PROFILE FUND
                                                         -------------    -------------    -------------    -------------
Management Fees Payable to LIA........................       $1,206           $2,354           $1,409            $740
Fees Payable To DSC...................................           83               83               83              83
Distribution Fees Payable to LFD .....................          331              458              212             105


Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The compensation of unaffiliated trustees is borne by the Funds.

3. INVESTMENTS
For the period ended December 31, 2007, each Fund made purchases and sales of investment securities other than short-term investments as follows:

                                                              LVIP             LVIP             LVIP             LVIP
                                                         WILSHIRE 2010    WILSHIRE 2020    WILSHIRE 2030    WILSHIRE 2040
                                                          PROFILE FUND     PROFILE FUND     PROFILE FUND     PROFILE FUND
                                                         -------------    -------------    -------------    -------------
Purchases.............................................     $7,081,317      $13,451,463       $8,231,767       $4,234,985
Sales.................................................      1,162,456        2,106,364          941,140          426,926




                         LVIP Wilshire Profile Funds-19

LVIP WILSHIRE PROFILE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




3. INVESTMENTS (CONTINUED)


At December 31, 2007, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for each Fund were as follows:

                                                              LVIP             LVIP             LVIP             LVIP
                                                         WILSHIRE 2010    WILSHIRE 2020    WILSHIRE 2030    WILSHIRE 2040
                                                          PROFILE FUND     PROFILE FUND     PROFILE FUND     PROFILE FUND
                                                         -------------    -------------    -------------    -------------
Cost of investments...................................     $5,928,527      $11,368,415       $7,323,153       $3,835,945
                                                           ==========      ===========       ==========       ==========
Aggregate unrealized appreciation.....................     $  133,117      $   298,413       $  149,204       $   66,163
Aggregate unrealized depreciation.....................        (32,659)         (93,835)         (58,987)         (39,212)
                                                           ----------      -----------       ----------       ----------
Net unrealized appreciation...........................     $  100,458      $   204,578       $   90,217       $   26,951
                                                           ==========      ===========       ==========       ==========





4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period ended December 31, 2007 was as follows:

                                                              LVIP             LVIP             LVIP             LVIP
                                                         WILSHIRE 2010    WILSHIRE 2020    WILSHIRE 2030    WILSHIRE 2040
                                                          PROFILE FUND     PROFILE FUND     PROFILE FUND     PROFILE FUND
                                                         -------------    -------------    -------------    -------------
Ordinary income.......................................      $16,784          $34,585          $19,094          $20,897


5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                              LVIP             LVIP             LVIP             LVIP
                                                         WILSHIRE 2010    WILSHIRE 2020    WILSHIRE 2030    WILSHIRE 2040
                                                          PROFILE FUND     PROFILE FUND     PROFILE FUND     PROFILE FUND
                                                         -------------    -------------    -------------    -------------
Shares of beneficial interest.........................     $5,854,719      $11,434,142       $7,349,025       $3,830,093
Undistributed ordinary income.........................         25,196           47,869           20,972            1,183
Undistributed long-term capital gain..................          4,064           15,302            9,049            6,069
Post-October losses...................................         (1,362)          (2,866)          (1,808)            (447)
Unrealized appreciation of investments................        100,458          204,578           90,217           26,951
                                                           ----------      -----------       ----------       ----------
Net assets............................................     $5,983,075      $11,699,025       $7,467,455       $3,863,849
                                                           ==========      ===========       ==========       ==========



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2007 through December 31, 2007 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from underlying investments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Funds recorded the following reclassifications:

                                                              LVIP             LVIP             LVIP             LVIP
                                                         WILSHIRE 2010    WILSHIRE 2020    WILSHIRE 2030    WILSHIRE 2040
                                                          PROFILE FUND     PROFILE FUND     PROFILE FUND     PROFILE FUND
                                                         -------------    -------------    -------------    -------------
Undistributed Net Investment Income...................       $ 123            $ 551            $ 212           $ 3,094
Accumulated Net Realized Gain (Loss)..................        (123)            (551)            (212)           (3,094)





                         LVIP Wilshire Profile Funds-20

LVIP WILSHIRE PROFILE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                              LVIP             LVIP             LVIP             LVIP
                                                         WILSHIRE 2010    WILSHIRE 2020    WILSHIRE 2030    WILSHIRE 2040
                                                          PROFILE FUND     PROFILE FUND     PROFILE FUND     PROFILE FUND
                                                            4/30/07*         4/30/07*         4/30/07*         4/30/07*
                                                               TO               TO               TO               TO
                                                            12/31/07         12/31/07         12/31/07         12/31/07
                                                         -------------    -------------    -------------    -------------
Shares sold:
 Standard Class......................................       459,142           986,235         637,386          338,243
 Service Class.......................................       167,167           274,209         103,871           57,809
Shares issued upon reinvestment of dividend and
  distributions:
 Standard Class......................................         1,283             3,053           1,639            1,788
 Service Class.......................................           325               302             183              239
                                                            -------         ---------         -------          -------
                                                            627,917         1,263,799         743,079          398,079
Shares repurchased:
 Standard Class......................................       (46,326)          (97,818)        (35,129)         (27,141)
 Service Class.......................................       (17,778)          (51,038)         (7,444)          (2,869)
                                                            -------         ---------         -------          -------
                                                            (64,104)         (148,856)        (42,573)         (30,010)
                                                            -------         ---------         -------          -------
Net increase..........................................      563,813         1,114,943         700,506          368,069
                                                            =======         =========         =======          =======




----------

* Commenced operations on April 30, 2007.

7. CONTRACTUAL OBLIGATIONS
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of loss to be remote.


                         LVIP Wilshire Profile Funds-21

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
LVIP Wilshire Profile Funds

We have audited the accompanying statements of net assets and statements of assets and liabilities of the LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, and LVIP Wilshire 2040 Profile Fund (four of the series constituting Lincoln Variable Insurance Products Trust) (the "Funds") as of December 31, 2007, and the related statements of operations, statements of changes in net assets, and financial highlights for the period April 30, 2007 (commencement of operations) to December 31, 2007. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, and LVIP Wilshire 2040 Profile Fund of Lincoln Variable Insurance Products Trust at December 31, 2007, and the results of their operations, the changes in their net assets, and their financial highlights for the period April 30, 2007 (commencement of operations) to December 31, 2007, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 14, 2008


                         LVIP Wilshire Profile Funds-22

LVIP WILSHIRE PROFILE FUNDS
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2007, the Funds designate dividends and distributions paid during the year as follows:

                                                               (A)              (B)
                                                            LONG-TERM         ORDINARY           (C)
                                                           CAPITAL GAIN     INCOME TOTAL        TOTAL
                                                          DISTRIBUTIONS    DISTRIBUTIONS    DISTRIBUTIONS     QUALIFYING
                                                           (TAX BASIS)      (TAX BASIS)      (TAX BASIS)     DIVIDENDS(1)
                                                          -------------    -------------    -------------    ------------
LVIP Wilshire 2010 Profile Fund........................         --              100%             100%              4%
LVIP Wilshire 2020 Profile Fund........................         --              100%             100%              8%
LVIP Wilshire 2030 Profile Fund........................         --              100%             100%             11%
LVIP Wilshire 2040 Profile Fund........................         --              100%             100%             14%



----------

(A) and (B) are based on a percentage of the Funds' total distributions.

(C) is based on percentage of ordinary income distributions.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received reduction.


                         LVIP Wilshire Profile Funds-23

OFFICER/TRUSTEE INFORMATION FOR LINCOLN VIP TRUST


                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Kelly D.               Chairman,        Chairman since    Vice President, The Lincoln National             32        Lincoln
Clevenger(1)           President        August 1995;      Life Insurance Company.  Executive Vice                    Retirement
1300 S. Clinton        and Trustee      President and     President, Lincoln Retirement Services                     Services
Street                                  Trustee since     Company, LLC; Second Vice President,                       Company,
Fort Wayne, IN 46802                    November 1994     Lincoln Life & Annuity Company of New                      LLC
YOB: 1952                                                 York
Michael D. Coughlin    Trustee          Trustee since     Management Consultant, Coughlin                  32        Merrimack
1300 S. Clinton                         April 2007        Associates                                                 County
Street                                                                                                               Savings Bank;
Fort Wayne, IN 46802                                                                                                 Trustee of
YOB: 1942                                                                                                            Merrimack
                                                                                                                     Bankcorp, MHC.
Nancy L. Frisby        Trustee          Trustee since     Formerly: Senior Vice President and              32        N/A
1300 S. Clinton                         April 1992        Chief Financial Officer, DeSoto Memorial
Street                                                    Hospital
Fort Wayne, IN 46802
YOB: 1941
Elizabeth S. Hager     Trustee          Trustee since     Executive Director of United Way of              32        N/A
1300 S. Clinton                         April 2007        Merrimack County; Representative, New
Street                                                    Hampshire House of Representatives
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon          Trustee          Trustee since     Professor of Economics and Management,           32        N/A
1300 S. Clinton                         February 2006;    DePauw University
Street                                  Formerly:
Fort Wayne, IN 46802                    Advisory
YOB: 1948                               Trustee since
                                        November  2004
Thomas D. Rath         Trustee          Trustee since     Partner, Rath, Young and Pignatelli              32        Associated
1300 S. Clinton                         April 2007                                                                   Grocers
Street                                                                                                               of New England
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella      Trustee          Trustee since     President Emeritus, Indiana Health               32        Advisory Board
1300 S. Clinton                         February 1998     Association, Formerly: President,                          of
Street                                                    Indiana Hospital & Health Association                      Harris Bank
Fort Wayne, IN 46802
YOB: 1943
David H. Windley       Trustee          Trustee since     Retired Director of Blue & Co., LLC.             32        Meridian
1300 S. Clinton                         August 2004                                                                  Investment
Street                                                                                                               Advisors, Inc.
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary        Secretary since   Secretary, Lincoln VIP Trust; Formerly:         N/A        N/A
1300 S. Clinton                         February 1995     Secretary and Assistant Vice President,
Street                                                    The Lincoln National Life Insurance
Fort Wayne, IN 46802                                      Company
YOB: 1954
William P. Flory,      Second Vice      Second Vice       Second Vice President and Director of           N/A        N/A
Jr.(1)                 President and    President since   Separate Account Operations and Mutual
1300 S. Clinton        Chief            August 2007;      Fund Administration, The Lincoln
Street                 Accounting       Chief             National Life Insurance Company;
Fort Wayne, IN 46802   Officer          Accounting        Formerly: Second Vice President and
YOB: 1961                               Officer           Director of Corporate Procurement and
                                        since May 2006    Assistant Vice President of Separate
                                                          Account Operations and Mutual Fund
                                                          Administration, The Lincoln National
                                                          Life Insurance Company
Rise' C.M. Taylor(1)   Vice President   Vice President    Vice President and Treasurer, The               N/A        N/A
1300 S. Clinton        and              since August      Lincoln National Life Insurance Company;
Street                 Treasurer        2003 and          Vice President and Treasurer, Lincoln
Fort Wayne, IN 46802                    Treasurer since   Life & Annuity Company of New York
YOB: 1967                               May 2006;
                                        Formerly:
                                        Assistant
                                        Treasurer since
                                        August 2003
Kevin J. Adamson(1)    Second Vice      Second Vice       Second Vice President, Director of Funds        N/A        N/A
1300 S. Clinton        President        President since   Managements, The Lincoln National Life
Street                                  May 2006          Insurance Company; Formerly: Director of
Fort Wayne, IN 46802                                      Financial Operations, Swiss Re/Lincoln
YOB: 1966                                                 Re

                         LVIP Wilshire Profile Funds-24

                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John A. Weston(1)      Chief            Chief             Vice President for Fund and Advisor             N/A        N/A
1300 S. Clinton        Compliance       Compliance        Compliance, The Lincoln National Life
Street                 Officer          Officer since     Insurance Company; Treasurer, Jefferson
Fort Wayne, IN 46802                    May 2007          Pilot Variable Fund, Inc.
YOB: 1959
Michael Schulitz(1)    Second Vice      Second Vice       Second Vice President, Product                  N/A        N/A
1300 S. Clinton        President        President since   Marketing, The Lincoln National Life
Street                                  August 2007       Insurance Company
Fort Wayne, IN 46802
YOB: 1968
David Weiss(1)         Assistant Vice   Assistant Vice    Assistant Vice President, Funds                 N/A        N/A
1300 S. Clinton        President        President since   Management Research, The Lincoln
Street                                  August 2007       National Life Insurance Company;
Fort Wayne, IN 46802                                      Formerly:  Director, Funds Management
YOB: 1976                                                 Research; Mutual Fund/Securities
                                                          Analyst; Senior Mutual Fund Analyst,
                                                          Jefferson Pilot Corp.



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                         LVIP Wilshire Profile Funds-25

Item 2. Code of Ethics

The Registrant has adopted a code of ethics that applies to Registrant's principal executive officer, chief financial officer, chief accounting officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the Registrant's Sarbanes-Oxley Code of Ethics for Principal Executive and Senior Financial Officers (Code of Ethics) is attached hereto as an exhibit. There have been no amendments to, nor waivers granted, to the existing code of ethics.

Item 3. Audit Committee Financial Expert

The Registrant's Board of Trustees has determined that Nancy L. Frisby and David
H. Windley are each an "audit committee financial expert" and are "independent," as these terms are defined in Item 3 of Form N-CSR. This designation will not increase the designee's duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4. Principle Accountant Fees and Services

(a) Audit Fees

Aggregate audit fees for the services that the Registrant's auditor provided to the Registrant totaled approximately $572,579 in 2007 and $351,100 in 2006, including fees associated with the annual audit and filings of the Registrant's Form N-1A, Form N-SAR and Forms N-14 (relating to proposed fund mergers).

(b) Audit-Related Fees

Aggregate fees billed by the Registrant's auditor for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item totaled approximately $30,921 in 2007 and $17,950 in 2006. These audit-related services were comprised of a review of the Registrant's semi-annual reports to shareholders.

(c) Tax Fees

Aggregate fees for tax services to the Registrant, including tax compliance, tax advice and tax planning, totaled approximately $0 in 2007 and $0 in 2006.

(d) All Other Fees

Aggregate fees for all other services that the Registrant's auditor provided to the Registrant not included above totaled approximately $0 in 2007 and $0 in 2006.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

The Audit Committee approves (a) each specific service the auditor will perform for the Registrant and (b) each specific non-audit service the auditor will perform for the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant if the service relates directly to the Registrant's operations and financial reporting.

(e)(2) Not Applicable.

(f) Not Applicable.

(g) Aggregate Non-Audit Fees

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, the Registrant's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, totaled approximately $560,731 in 2007 and $625,686 in 2006.

(h) Principal Accountant's Independence

In connection with its selection of the independent auditors, the Registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the Registrant's investment adviser and other service providers under common control with the investment adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures

      (a) The Registrant's president and chief accounting officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

      (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

      (a) Code of Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.

      (b) (1) Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940 attached hereto as Exhibit 99.CERT.

      (b) (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST (REGISTRANT)

      /s/ Kelly D. Clevenger
      ----------------------------
      Kelly D. Clevenger
      President
      (Signature and Title)

Date:  March 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By    /s/ Kelly D. Clevenger
      ----------------------------
      Kelly D. Clevenger
      President
      (Signature and Title)

Date:  March 3, 2008

By    /s/ William P. Flory, Jr.
      -------------------------
      William P. Flory, Jr.
      Chief Accounting Officer
      (Signature and Title)

Date:   March 3, 2008